                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                             (CLASS 1, CLASS 2 AND
                                CLASS 3 SHARES)

                  --    Aggressive Growth Portfolio
                  --    Alliance Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Emerging Markets Portfolio
                  --    Equity Income Portfolio
                  --    Equity Index Portfolio
                  --    Federated American Leaders Portfolio
                  --    Foreign Value Portfolio
                  --    Global Bond Portfolio
                  --    Global Equities Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    Growth-Income Portfolio
                  --    Growth Opportunities Portfolio
                  --    High-Yield Bond Portfolio
                  --    International Diversified Equities Portfolio
                  --    International Growth and Income Portfolio
                  --    Marsico Growth Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    MFS Total Return Portfolio
                  --    Putnam Growth: Voyager Portfolio
                  --    Real Estate Portfolio
                  --    Small & Mid Cap Value Portfolio
                  --    Small Company Value Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Technology Portfolio
                  --    Telecom Utility Portfolio
                  --    Worldwide High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     45
ACCOUNT INFORMATION.........................................     52
ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     55
  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     55
  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     55
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     56
  Investment Strategies.....................................     56
GLOSSARY....................................................     66
  Investment Terminology....................................     66
  Risk Terminology..........................................     70
MANAGEMENT..................................................     74
  Information About the Investment Adviser and Manager......     74
     AIG SunAmerica Asset Management Corp...................     75
       Aggressive Growth Portfolio..........................     75
       Blue Chip Growth Portfolio...........................     75
       "Dogs" of Wall Street Portfolio......................     75
       High Yield Bond Portfolio............................     75
  Information About the Subadvisers.........................     75
     AllianceBernstein L.P. ................................     76
       Alliance Growth Portfolio............................     76
       Growth-Income Portfolio..............................     76
       Small & Mid Cap Value Portfolio......................     76
     Columbia Management Advisers, LLC......................     76
       Cash Management Portfolio............................     76
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....     76
       Davis Venture Value Portfolio........................     76
       Real Estate Portfolio................................     77
     FAF Advisors, Inc......................................     77
       Equity Income Portfolio..............................     77
       Equity Index Portfolio...............................     77
     Federated Investment Management Company and Federated
      Equity Management Company of Pennsylvania.............     77
       Corporate Bond Portfolio.............................     77
       Federated American Leaders Portfolio.................     77
       Telecom Utility Portfolio............................     78
     Franklin Advisory Services, LLC........................     78
       Small Company Value Portfolio........................     78
     Goldman Sachs Asset Management, L.P....................     78
       Goldman Sachs Research Portfolio.....................     78
     Goldman Sachs Asset Management International...........     78
       Global Bond Portfolio................................     79
     J.P. Morgan Investment Management Inc..................     79
       Global Equities Portfolio............................     79
       SunAmerica Balanced Portfolio........................     79

SunAmerica Series Trust

     Marsico Capital Management, LLC........................     79
       Marsico Growth Portfolio.............................     79
     Massachusetts Financial Services Company...............     79
       MFS Massachusetts Investors Trust Portfolio..........     80
       MFS Mid-Cap Growth Portfolio.........................     80
       MFS Total Return Portfolio...........................     80
     Morgan Stanley Investment Management Inc...............     80
       Growth Opportunities Portfolio.......................     80
       International Diversified Equities Portfolio.........     80
       Technology Portfolio.................................     81
       Worldwide High Income Portfolio......................     81
     Putnam Investment Management, LLC......................     81
       Emerging Markets Portfolio...........................     81
       International Growth and Income Portfolio............     81
       Putnam: Growth Voyager Portfolio.....................     81
     Templeton Investment Counsel, LLC......................     82
       Foreign Value Portfolio..............................     82
     Information about the Distributor......................     82
     Payments in Connection with Distribution...............     82
     Custodian, Transfer and Dividend Paying Agent..........     82
     Legal Proceedings......................................     82
FINANCIAL HIGHLIGHTS........................................     84
FOR MORE INFORMATION........................................    101

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 56, and the glossary that follows on page 66.


                             Q&A
FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Corporate Bond           high total return with     invests, under normal circumstances,
  Portfolio                only moderate price risk   at least 80% of net assets in fixed
                                                      income securities, but invests
                                                      primarily in investment grade fixed
                                                      income securities; may invest up to
                                                      35% in fixed income securities rated
                                                      below investment grade
-----------------------------------------------------------------------------------------------
  Global Bond Portfolio    high total return,         invests, under normal circumstances,
                           emphasizing current        at least 80% of net assets in high
                           income and, to a lesser    quality fixed income securities of
                           extent, capital            U.S. and foreign issuers and
                           appreciation               transactions in foreign currencies
-----------------------------------------------------------------------------------------------
  High-Yield Bond          high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in
                           appreciation               intermediate and long-term corporate
                                                      obligations, emphasizing high-yield,
                                                      high-risk fixed income securities
                                                      (junk bonds) with a primary focus on
                                                      "B" rated high-yield bonds
-----------------------------------------------------------------------------------------------
  Worldwide High Income    high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in high
                           appreciation               income securities of issuers located
                                                      throughout the world
-----------------------------------------------------------------------------------------------

SunAmerica Series Trust

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



-----------------------------------------------------------------------------------------------
                            BALANCED OR ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  MFS Total Return         reasonable current         invests primarily in common stocks
  Portfolio                income, long-term          and fixed income securities, with an
                           capital growth and         emphasis on income-producing
                           conservation of capital    securities that appear to have some
                                                      potential for capital enhancement
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Blue Chip Growth         capital appreciation       invests, under normal circumstances,
  Portfolio                                           at least 80% of net assets in common
                                                      stocks that demonstrate the potential
                                                      for capital appreciation, issued by
                                                      large-cap companies
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  "Dogs" of Wall Street    total return (including    invests in thirty high dividend
  Portfolio                capital appreciation and   yielding common stocks selected
                           current income)            quarterly from the Dow Jones
                                                      Industrial Average and the broader
                                                      market (see page 55 for additional
                                                      information about the investment
                                                      strategy for the "Dogs" of Wall
                                                      Street Portfolio)
-----------------------------------------------------------------------------------------------
  Equity Income            long-term capital          invests primarily in equity
  Portfolio                appreciation and income    securities of companies which the
                                                      Subadviser believes are characterized
                                                      by the ability to pay above-average
                                                      dividends, the ability to finance
                                                      expected growth and strong management
-----------------------------------------------------------------------------------------------
  Equity Index Portfolio   investment results that    invests, under normal circumstances,
                           correspond with the        at least 80% of net assets in common
                           performance of the         stocks included in the S&P 500(R)
                           Standard & Poor's 500(R)
                           Composite Stock Price
                           Index (S&P 500(R))
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



-------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Federated American       growth of capital and      invests primarily in the securities of
  Leaders Portfolio        income                     high quality companies
-------------------------------------------------------------------------------------------------
  Goldman Sachs Research   long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      investments selected for their
                                                      potential to achieve capital
                                                      appreciation over the long term (see
                                                      page 55 for additional information
                                                      about the investment strategy for the
                                                      Goldman Sachs Research Portfolio)
-------------------------------------------------------------------------------------------------
  Growth-Income            growth of capital and      invests primarily in common stocks or
  Portfolio                income                     securities that demonstrate the
                                                      potential for appreciation and/or
                                                      dividends
-------------------------------------------------------------------------------------------------
  Growth Opportunities     capital appreciation       invests in equity securities that
  Portfolio                                           demonstrate the potential for capital
                                                      appreciation, issued generally by
                                                      small-cap companies
-------------------------------------------------------------------------------------------------
  Marsico Growth           long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 65% in equity securities of large
                                                      companies with a general core position
                                                      of 20 to 30 common stocks
-------------------------------------------------------------------------------------------------
  MFS Massachusetts        reasonable current         invests primarily in equity securities
  Investors Trust          income and long-term
  Portfolio                growth of capital and
                           income
-------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager   capital appreciation       invests primarily in common stocks of
  Portfolio                                           U.S. companies, with a focus on growth
                                                      stocks issued by companies the
                                                      Subadviser believes have above-average
                                                      growth potential and whose earnings are
                                                      likely to increase over time
-------------------------------------------------------------------------------------------------
  Real Estate Portfolio    total return through a     invests, under normal circumstances, at
                           combination of growth      least 80% of net assets in securities
                           and income                 of companies principally engaged in or
                                                      related to the real estate industry or
                                                      that own significant real estate assets
                                                      or that primarily invest in real estate
                                                      financial instruments
-------------------------------------------------------------------------------------------------
  Small & Mid Cap Value    long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      securities of companies with small and
                                                      medium market capitalizations that the
                                                      Subadviser determines to be undervalued
-------------------------------------------------------------------------------------------------
  Small Company Value      long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in a broadly
                                                      diversified portfolio of equity
                                                      securities of small companies generally
                                                      with market capitalizations ranging
                                                      from approximately $39 million to $2.9
                                                      billion
-------------------------------------------------------------------------------------------------

SunAmerica Series Trust

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.



-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Technology Portfolio     long-term capital          invests, under normal circumstances,
                           appreciation               at least 80% of net assets in equity
                                                      securities that demonstrate the
                                                      potential for capital appreciation,
                                                      issued by companies the Subadviser
                                                      believes are positioned to benefit
                                                      from involvement in technology and
                                                      technology-related industries
                                                      worldwide
-----------------------------------------------------------------------------------------------
  Telecom Utility          high current income and    invests, under normal circumstances,
  Portfolio                moderate capital           at least 80% of net assets in equity
                           appreciation               and debt securities of utility
                                                      companies
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                    INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  Emerging Markets         long-term capital          invests, under normal circumstances,
  Portfolio                appreciation               at least 80% of net assets in common
                                                      stocks and other equity securities of
                                                      companies that its Subadviser believes
                                                      have above-average growth prospects
                                                      primarily in emerging markets outside
                                                      the U.S.
------------------------------------------------------------------------------------------------
  Foreign Value            long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      and debt securities of companies and
                                                      governments outside the U.S.,
                                                      including emerging markets
------------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the potential
                                                      for appreciation and engages in
                                                      transactions in foreign currencies;
                                                      under normal circumstances, at least
                                                      80% of net assets of the Portfolio
                                                      will be invested in equity securities
------------------------------------------------------------------------------------------------
  International            long-term capital          invests primarily (in accordance with
  Diversified Equities     appreciation               country and sector weightings
  Portfolio                                           determined by its Subadviser) in
                                                      securities of foreign issuers that, in
                                                      the aggregate, replicate broad country
                                                      and sector indices; under normal
                                                      circumstances, at least 80% of net
                                                      assets of the Portfolio will be
                                                      invested in equity securities
------------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by
                                                      the market and offers a potential for
                                                      income
------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 56 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, EQUITY INCOME, EQUITY INDEX, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL COMPANY VALUE and TECHNOLOGY PORTFOLIOS invest primarily in equity securities. In addition, the MFS TOTAL RETURN, SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, EMERGING MARKETS, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, PUTNAM GROWTH: VOYAGER and TECHNOLOGY PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, GLOBAL EQUITIES, MFS TOTAL RETURN, SMALL & MID CAP VALUE, SMALL COMPANY VALUE and TELECOM UTILITY PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the MFS TOTAL RETURN, SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, EQUITY INCOME, GOLDMAN SACHS RESEARCH, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MID-CAP GROWTH, MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

SunAmerica Series Trust

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the EMERGING MARKETS, FOREIGN VALUE, GLOBAL BOND, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME and WORLDWIDE HIGH INCOME PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS, FOREIGN VALUE, INTERNATIONAL DIVERSIFIED EQUITIES and WORLDWIDE HIGH INCOME PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH OPPORTUNITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, MFS TOTAL RETURN, PUTMAN
    GROWTH: VOYAGER and TECHNOLOGY PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH, EMERGING MARKETS, GROWTH OPPORTUNITIES, INTERNATIONAL GROWTH AND INCOME, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL COMPANY VALUE and TECHNOLOGY PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    Each of the "DOGS" OF WALL STREET and EQUITY INDEX PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

                                                         SunAmerica Series Trust

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the GOLDMAN SACHS RESEARCH and TELECOM UTILITY PORTFOLIOS invest significantly in real estate securities and the GROWTH OPPORTUNITIES PORTFOLIO may also invest in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The "DOGS" OF WALL STREET, GLOBAL BOND, MARSICO GROWTH and WORLDWIDE HIGH INCOME PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH, FOREIGN VALUE, GROWTH OPPORTUNITIES, SMALL & MID CAP VALUE and TECHNOLOGY PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                   12.35%
1998                                                                   17.43%
1999                                                                   84.66%
2000                                                                  -15.25%
2001                                                                  -31.70%
2002                                                                  -24.71%
2003                                                                   28.57%
2004                                                                   16.72%
2005                                                                    8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%           6.48%                 N/A                   N/A
             Class 2                        8.56%        N/A             N/A                 1.12%                  N/A
             Class 3                        8.49%        N/A             N/A                  N/A                 15.95%
-----------------------------------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%                3.79%                17.34%
-----------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%
2003                                                                    25.76%
2004                                                                     7.94%
2005                                                                    16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Alliance Growth
   Portfolio Class 1             16.63%      -1.32%      9.99%            N/A                   N/A
            Class 2              16.49%        N/A        N/A            1.82%                  N/A
            Class 3              16.35%        N/A        N/A             N/A                 14.39%
---------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth
   Index(2)                       5.26%      -3.58%      6.73%           0.10%                14.55%

---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                          ----------------------------------
2001                                                                   -20.87%
2002                                                                   -29.26%
2003                                                                    25.98%
2004                                                                     5.25%
2005                                                                     2.49%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.30%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
31, 2005)                                   YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1         2.49%      -5.32%          -7.19%                 N/A                  N/A
                             Class 2        2.50%        N/A             N/A                -2.32%                 N/A
                             Class 3        2.40%        N/A             N/A                  N/A                10.27%
-----------------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                        4.91%       0.54%          -1.06%                2.64%               16.06%

-----------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.06%
2001                                                                    3.67%
2002                                                                    1.40%
2003                                                                    0.63%
2004                                                                    0.86%
2005                                                                    2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                    PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                                  YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                  2.76%      1.86%       3.53%            N/A                  N/A
                           Class 2                  2.71%       N/A         N/A            1.42%                 N/A
                           Class 3                  2.52%       N/A         N/A             N/A                 1.16%
------------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           CORPORATE BOND PORTFOLIO CLASS 1
                                                           --------------------------------
1996                                                                     4.49%
1997                                                                    10.90%
1998                                                                     6.05%
1999                                                                    -1.85%
2000                                                                     5.03%
2001                                                                     7.59%
2002                                                                     7.46%
2003                                                                    11.94%
2004                                                                     6.82%
2005                                                                     1.85%

During the period shown in the bar chart, the highest return for a quarter was 5.39% (quarter ended 06/30/03) and the lowest return for a quarter was -1.90% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 0.09%.
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURNS
     (AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE   PAST TEN         CLASS 2              CLASS 3
           DECEMBER 31, 2005)               YEAR       YEARS       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio   Class 1         1.85%      7.08%       5.96%             N/A                   N/A
                            Class 2         1.79%       N/A         N/A             6.77%                  N/A
                            Class 3         1.60%       N/A         N/A              N/A                  7.03%
--------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index(2)       1.96%      7.11%       6.46%            6.60%                 5.53%
--------------------------------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(3)                                 2.74%      8.39%       6.56%            8.49%                14.66%
--------------------------------------------------------------------------------------------------------------------
 Blended Index(4)                           2.17%      7.50%       6.53%            7.15%                 7.78%
--------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

(4) The Blended Index consists of 75% of Lehman Brothers U.S. Credit Index and 25% of Merrill Lynch High Yield Master II Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%
2003                                                                   33.16%
2004                                                                   13.50%
2005                                                                   10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Davis Venture Value
  Portfolio Class 1              10.60%      4.29%      11.57%            N/A                   N/A
            Class 2              10.47%       N/A         N/A            6.95%                  N/A
            Class 3              10.34%       N/A         N/A             N/A                 19.11%
---------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)              4.91%      0.54%       9.07%           2.64%                16.06%
---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DOGS OF WALL STREET PORTFOLIO CLASS 1
                                                       -------------------------------------
1999                                                                  -7.08%
2000                                                                   2.94%
2001                                                                   7.91%
2002                                                                  -6.57%
2003                                                                  20.06%
2004                                                                   9.58%
2005                                                                  -2.67%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.25%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE   CLASS 1 SINCE      CLASS 2 SINCE      CLASS 3 SINCE
 DECEMBER 31, 2005)               YEAR      YEARS       INCEPTION(1)       INCEPTION(1)       INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street
   Portfolio Class 1              -2.67%      5.24%           2.68%              N/A                 N/A
            Class 2               -2.82%       N/A             N/A              4.95%                N/A
            Class 3               -3.02%       N/A             N/A               N/A               10.26%
--------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)               4.91%      0.54%           3.19%             2.64%              16.06%
--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is April 1, 1998; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         EMERGING MARKETS PORTFOLIO CLASS 1
                                                         ----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%
2003                                                                   52.61%
2004                                                                   24.52%
2005                                                                   37.23%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 12.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF
THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
2005)                                   YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio
   Class 1                             37.23%      18.93%           6.36%                 N/A                  N/A
   Class 2                             36.97%        N/A             N/A                22.10%                 N/A
   Class 3                             36.82%        N/A             N/A                  N/A                36.89%
-------------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free
   Index(SM)(2)                        34.54%      19.44%           6.06%               23.53%               38.94%
-------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                             EQUITY INCOME PORTFOLIO CLASS 1
                                                             -------------------------------
1999                                                                       4.16%
2000                                                                      12.22%
2001                                                                      -4.22%
2002                                                                     -16.84%
2003                                                                      26.12%
2004                                                                       8.72%
2005                                                                       4.87%

During the period shown in the bar chart, the highest return for a quarter was 16.57% (quarter ended 06/30/03) and the lowest return for a quarter was -16.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.47%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE        SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2005)            YEAR          YEARS           INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Equity Income Portfolio Class 1                             4.87%          2.75%            4.95%
-----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                         4.91%          0.54%            2.84%
-----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              EQUITY INDEX PORTFOLIO CLASS 1
                                                              ------------------------------
1999                                                                      17.14%
2000                                                                      -9.46%
2001                                                                     -12.26%
2002                                                                     -22.42%
2003                                                                      27.80%
2004                                                                      10.33%
2005                                                                       4.33%

During the period shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended 06/30/03) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.16%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE    PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2005)            YEAR       YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                              4.33%       0.03%         1.91%
----------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                         4.91%       0.54%         2.84%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                               FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1
                                               --------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%
2003                                                              27.57%
2004                                                               9.91%
2005                                                               4.65%

During the period shown in the bar chart, the highest return for a quarter was 16.96% (quarter ended 06/30/03) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.74%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF THE CALENDAR YEAR ENDED    PAST ONE   PAST FIVE   CLASS 1 SINCE      CLASS 2 SINCE      CLASS 3 SINCE
 DECEMBER 31, 2005)                 YEAR      YEARS       INCEPTION(1)       INCEPTION(1)       INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders
   Portfolio(2) Class 1              4.65%      2.83%          8.05%               N/A                 N/A
                 Class 2             4.51%       N/A            N/A               3.08%                N/A
                 Class 3             4.41%       N/A            N/A                N/A               14.93%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(3)                 4.91%      0.54%          8.43%              2.64%              16.06%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)/Barra Value Index(4)     6.33%      2.53%          8.87%              3.85%              19.45%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)/Citigroup Value
   Index(5)                          8.71%      4.54%          8.97%              6.11%              19.01%

----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

(4) Effective as of close of business December 16, 2005, Standard & Poor's substituted Citigroup performance data in place of BARRA performance data. The index was replaced, because BARRA was no longer offering the performance data for the index. The S&P(R)/BARRA Value Index was designed to differentiate between fast growing companies and slower growing or under valued companies.

                                                         SunAmerica Series Trust

      Standard & Poor's and Barra cooperated to employ a price-to-book calculation, whereby the market capitalization of an index (S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R)) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year.

(5) Effective as of close of business December 16, 2005, the Portfolio selected the S&P 500(R)/Citigroup Value Index for performance comparisons. S&P 500(R)/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500(R) Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index is unmanaged and market capitalization weighted.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            FOREIGN VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                             FOREIGN VALUE PORTFOLIO CLASS 1
                                                             -------------------------------
2003                                                                      34.59%
2004                                                                      19.85%
2005                                                                      10.07%

During the period shown in the chart, the highest return for a quarter was 20.36% (quarter ended 06/30/03) and the lowest return for a quarter was -10.39% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.51%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF             PAST ONE         CLASS 2               CLASS 3
THE CALENDAR YEAR ENDED DECEMBER 31, 2005)        YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Foreign Value Portfolio  Class 2                10.07%           16.41%                  N/A
                          Class 3                 9.92%             N/A                 20.23%
----------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                           13.54%           19.66%                24.02%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is August 1, 2002 and Class 3 is September 30,
      2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1
                                                              -----------------------------
1996                                                                      9.36%
1997                                                                     10.03%
1998                                                                     10.87%
1999                                                                     -1.05%
2000                                                                      9.27%
2001                                                                      5.05%
2002                                                                      5.88%
2003                                                                      3.58%
2004                                                                      3.96%
2005                                                                      4.58%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -1.65% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was -0.77%.
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURNS
     (AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
           DECEMBER 31, 2005)               YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1              4.58%      4.61%       6.09%            N/A                  N/A
                       Class 2              4.36%       N/A         N/A            4.31%                 N/A
                       Class 3              4.36%       N/A         N/A             N/A                 4.11%
-------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (hedged)(2)                        4.97%      5.28%       6.83%           5.25%                4.07%
-------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (un-hedged)(3)                    -6.53%      6.89%       5.17%           8.80%                6.62%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

(3) Effective March 1, 2006, the Portfolio selected J.P. Morgan Global Government Bond Index (un-hedged) for performance comparisons. The change from the J.P. Morgan Global Government Bond Index (hedged) to the J.P. Morgan Global Government Bond Index (un-hedged) was made because the new index is more representative of the Portfolio's investment strategy. The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                           ---------------------------------
1996                                                                     14.18%
1997                                                                     15.06%
1998                                                                     22.86%
1999                                                                     30.94%
2000                                                                    -17.26%
2001                                                                    -18.11%
2002                                                                    -26.79%
2003                                                                     26.54%
2004                                                                     11.86%
2005                                                                     15.75%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.48%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2005)     YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1        15.75%      -0.36%     5.56%             N/A                   N/A
                          Class 2         15.56%        N/A       N/A             3.48%                  N/A
                          Class 3         15.49%        N/A       N/A              N/A                 17.96%
------------------------------------------------------------------------------------------------------------------
 MSCI World Index(SM)(2)                   9.49%       2.18%     7.04%            5.64%                19.80%
------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                   GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1
                                                   ----------------------------------------
2001                                                               -25.20%
2002                                                               -28.08%
2003                                                                25.33%
2004                                                                12.92%
2005                                                                 3.61%

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 06/30/03) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.83%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED   PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                 YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research
   Portfolio Class 1               3.61%      -4.64%          -4.59%                 N/A                  N/A
            Class 2                3.34%        N/A             N/A                -1.30%                 N/A
            Class 3                3.25%        N/A             N/A                  N/A                14.53%
--------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)               4.91%       0.54%          -1.06%                2.64%               16.06%

--------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            GROWTH-INCOME PORTFOLIO CLASS 1
                                                            -------------------------------
1996                                                                     24.06%
1997                                                                     33.92%
1998                                                                     30.74%
1999                                                                     30.04%
2000                                                                     -8.34%
2001                                                                    -15.90%
2002                                                                    -21.15%
2003                                                                     25.62%
2004                                                                     11.56%
2005                                                                      7.20%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.96%.
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS                                                          CLASS 3
  (AS OF THE CALENDAR YEAR ENDED   PAST ONE   PAST FIVE   PAST TEN   CLASS 2 SINCE        SINCE
        DECEMBER 31, 2005)          YEAR       YEARS      YEARS      INCEPTION(1)       INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1     7.20%      -0.08%      9.94%          N/A                 N/A
                         Class 2     7.06%        N/A        N/A          2.24%                N/A
                         Class 3     6.92%        N/A        N/A           N/A               13.90%
--------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                 4.91%       0.54%      9.07%         2.64%              16.06%
--------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                     GROWTH OPPORTUNITIES PORTFOLIO CLASS 1
                                                     --------------------------------------
2001                                                                -33.17%
2002                                                                -39.83%
2003                                                                 34.93%
2004                                                                  6.26%
2005                                                                  7.66%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 17.34%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                              YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 1         7.66%      -9.10%          -10.30%                 N/A                  N/A
                                Class 2         7.51%        N/A              N/A                -3.29%                 N/A
                                Class 3         7.33%        N/A              N/A                  N/A                16.14%
---------------------------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Growth Index(2)                4.15%       2.28%           -2.52%                4.29%               21.84%
---------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Russell 2000(R) Growth Index for performance comparisons. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The change from the S&P Mid 400(R) Index to the Russell 2000(R) Growth Index was made because the Russell 2000(R) Growth Index is more representative of the Portfolio's investment strategy.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                           ---------------------------------
1996                                                                    14.57%
1997                                                                    14.42%
1998                                                                    -2.95%
1999                                                                     6.50%
2000                                                                    -9.30%
2001                                                                    -4.30%
2002                                                                    -5.93%
2003                                                                    31.74%
2004                                                                    17.50%
2005                                                                     8.81%

During the period shown in the bar chart, the highest return for a quarter was 11.49% (quarter ended 06/30/03) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.53%.
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS
  (AS OF THE CALENDAR YEAR ENDED     PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
        DECEMBER 31, 2005)             YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1     8.81%      8.68%       6.42%             N/A                  N/A
                            Class 2    8.80%       N/A         N/A             9.57%                 N/A
                            Class 3    8.57%       N/A         N/A              N/A                19.16%
--------------------------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(2)                            2.74%      8.39%       6.56%            8.49%               14.66%

--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 1
                                                --------------------------------------------
1996                                                                9.31%
1997                                                                6.37%
1998                                                               18.53%
1999                                                               24.59%
2000                                                              -18.32%
2001                                                              -24.02%
2002                                                              -28.48%
2003                                                               31.88%
2004                                                               16.44%
2005                                                               13.87%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.21%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2005)     YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------
 International Diversified Equities
   Portfolio Class 1                      13.87%      -1.01%     2.92%            N/A                   N/A
             Class 2                      13.67%        N/A       N/A            2.99%                  N/A
             Class 3                      13.44%        N/A       N/A             N/A                 18.02%
------------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                    13.54%       4.55%     5.84%           9.73%                24.02%
------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.90%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------
 International Growth and Income
   Portfolio Class 1                     14.30%       3.07%           6.54%                  N/A                  N/A
            Class 2                      14.12%        N/A             N/A                  8.04%                 N/A
            Class 3                      14.03%        N/A             N/A                   N/A                22.28%
---------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%                 9.73%               24.02%
---------------------------------------------------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%                12.30%               26.80%
---------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                           MARSICO GROWTH PORTFOLIO CLASS 1
                                                           --------------------------------
2001                                                                   -13.53%
2002                                                                   -11.24%
2003                                                                    30.20%
2004                                                                    11.24%
2005                                                                    10.74%

During the period shown in the bar chart, the highest return for a quarter was 13.00% (quarter ended 06/30/03) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED    PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                  YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio
   Class 1                         10.74%      4.24%            4.24%                 N/A                   N/A
   Class 2                         10.61%       N/A              N/A                 7.35%                  N/A
   Class 3                         10.45%       N/A              N/A                  N/A                 13.99%
---------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                4.91%      0.54%            0.54%                2.64%                16.06%
---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is December 29, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1
                                         ---------------------------------------------------
1996                                                            15.99%
1997                                                            23.22%
1998                                                            29.28%
1999                                                             5.93%
2000                                                            -0.32%
2001                                                           -16.04%
2002                                                           -21.00%
2003                                                            22.50%
2004                                                            11.85%
2005                                                             7.71%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED        PAST ONE   PAST FIVE   PAST TEN         CLASS 2              CLASS 3
DECEMBER 31, 2005)                      YEAR       YEARS       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust
   Portfolio Class 1                    7.71%      -0.43%      6.68%             N/A                   N/A
            Class 2                     7.56%        N/A        N/A             2.42%                  N/A
            Class 3                     7.47%        N/A        N/A              N/A                 14.09%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                    4.91%       0.54%      9.07%            2.64%                16.06%

----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%
2003                                                                   37.31%
2004                                                                   14.09%
2005                                                                    3.20%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.88%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED DECEMBER  PAST ONE     PAST FIVE          CLASS 1              CLASS 2              CLASS 3
31, 2005)                                  YEAR         YEARS       SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1      3.20%        -7.95%            2.67%                  N/A                  N/A
            Class 2                        2.99%          N/A              N/A                 -6.30%                 N/A
            Class 3                        2.89%          N/A              N/A                   N/A                17.56%
--------------------------------------------------------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)        12.10%         1.38%            4.82%                 6.29%               24.07%
--------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is April 1, 1999; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                          ----------------------------------
1996                                                                     9.94%
1997                                                                    16.90%
1998                                                                    19.53%
1999                                                                     2.88%
2000                                                                    17.01%
2001                                                                     0.52%
2002                                                                    -4.85%
2003                                                                    16.86%
2004                                                                    11.30%
2005                                                                     3.09%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.41%.
--------------------------------------------------------------------------------

    AVERAGE ANNUAL TOTAL RETURNS
   (AS OF THE CALENDAR YEAR ENDED      PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
         DECEMBER 31, 2005)              YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1      3.09%       5.10%      9.02%           N/A                   N/A
                              Class 2    2.88%        N/A        N/A           5.65%                  N/A
                              Class 3    2.79%        N/A        N/A            N/A                 10.64%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                     4.91%       0.54%      9.07%          2.64%                16.06%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate
   Index(3)                              2.43%       5.87%      6.16%          5.62%                 3.83%
----------------------------------------------------------------------------------------------------------------
 Treasury Bills(4)                       3.07%       2.10%      3.63%          1.83%                 1.79%
----------------------------------------------------------------------------------------------------------------
 Blended Index(4)                        3.94%       2.87%      7.84%          3.68%                10.37%
----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500(R) Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1
                                                   ----------------------------------------
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%
2003                                                                23.98%
2004                                                                 5.02%
2005                                                                 6.07%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.27%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                   PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
(AS OF CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1        6.07%      -5.08%     5.82%              N/A                  N/A
                                      Class 2    5.86%        N/A       N/A             -1.70%                 N/A
                                      Class 3    5.77%        N/A       N/A               N/A                11.34%
------------------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(2)                 5.26%      -3.58%     6.73%             0.10%               14.55%
------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1
                                                              -----------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                      23.80%
2001                                                                       6.00%
2002                                                                       6.26%
2003                                                                      37.91%
2004                                                                      34.57%
2005                                                                      13.30%

During the period shown in the bar chart, the highest return for a quarter was 15.03% (quarter ended 12/31/04) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 15.55%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF
THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
2005)                                    YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1          13.30%      18.82%          12.35%                 N/A                  N/A
                       Class 2          13.13%        N/A             N/A                19.73%                 N/A
                       Class 3          13.05%        N/A             N/A                  N/A                26.26%
--------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)           12.13%      18.71%          12.81%               18.82%               24.13%
--------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        SMALL & MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                     SMALL & MID CAP VALUE PORTFOLIO CLASS 2
                                                     ---------------------------------------
2003                                                                 36.52%
2004                                                                 17.90%
2005                                                                  5.89%

During the period shown in the bar chart, the highest return for a quarter was 19.72% (quarter ended 06/30/03) and the lowest return for a quarter was -7.28% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.71%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                  PAST ONE         CLASS 2               CLASS 3
DECEMBER 31, 2005)                                YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Small & Mid Cap Value Portfolio Class 2          5.89%           17.49%                  N/A
                                    Class 3       5.77%             N/A                 21.30%
----------------------------------------------------------------------------------------------------
 Russell 2500(TM) Index(2)                        8.11%           19.90%                23.46%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is August 1, 2002 and Class 3 is September 30,
      2002.

(2) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    SMALL COMPANY VALUE PORTFOLIO CLASS 1**
                                                    ---------------------------------------
1999                                                                 6.15%
2000                                                                17.04%
2001                                                                 4.50%
2002                                                                -8.63%
2003                                                                32.42%
2004                                                                25.39%
2005                                                                11.03%

During the period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended 06/30/03) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 13.90%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR  PAST ONE   PAST FIVE        CLASS 1              CLASS 3
ENDED DECEMBER 31, 2005)                                 YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**                11.03%      11.97%           12.44%                 N/A
                                  Class 3                 N/A         N/A              N/A                -0.02%
---------------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                          4.71%      13.55%           13.34%               -2.03%

---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1) Inception date for Class 1 is December 14, 1998; and Class 3 is September 12, 2005.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%
2003                                                                  15.07%
2004                                                                   6.84%
2005                                                                   1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
      DECEMBER 31, 2005)          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced
   Portfolio Class 1               1.89%     -1.59%          5.94%                 N/A                   N/A
            Class 2                1.74%       N/A            N/A                 0.53%                  N/A
            Class 3                1.64%       N/A            N/A                  N/A                  6.85%
-------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)               4.91%      0.54%          8.43%                2.64%                16.06%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S.
   Aggregate Index(3)              2.43%      5.87%          6.72%                5.62%                 3.83%
-------------------------------------------------------------------------------------------------------------------
 Treasury Bills(4)                 3.07%      2.10%          3.56%                1.83%                 1.79%
-------------------------------------------------------------------------------------------------------------------
 Former Blended Index(4)           3.94%      2.87%          7.70%                3.68%                10.37%
-------------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)          6.27%      1.07%          8.65%                3.39%                16.93%
-------------------------------------------------------------------------------------------------------------------
 New Blended Index(6)              4.41%      3.15%          8.17%                4.38%                11.46%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1
                                                              ----------------------------
2001                                                                    -47.63%
2002                                                                    -49.29%
2003                                                                     50.84%
2004                                                                     -2.59%
2005                                                                     -0.38%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.20%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                     YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio Class 1         -0.38%     -17.22%          -21.65%                 N/A                  N/A
                      Class 2         -0.38%        N/A              N/A                -9.29%                 N/A
                      Class 3         -0.38%        N/A              N/A                  N/A                17.69%
------------------------------------------------------------------------------------------------------------------------
 Nasdaq(R) Composite Index(2)          2.12%      -1.75%           -9.27%                2.44%               22.16%
------------------------------------------------------------------------------------------------------------------------
 Nasdaq-100(R) Index(3)                1.90%      -6.62%          -13.33%               -0.46%               23.66%
------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Nasdaq(R) Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

(3) The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on the Nasdaq Stock Market, based on market value (capitalization).

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           TELECOM UTILITY PORTFOLIO CLASS 1
                                                           ---------------------------------
1997                                                                     25.73%
1998                                                                     14.04%
1999                                                                      1.78%
2000                                                                     -9.00%
2001                                                                    -13.76%
2002                                                                    -23.77%
2003                                                                     18.75%
2004                                                                     16.89%
2005                                                                      6.53%

During the period shown in the bar chart, the highest return for a quarter was 15.95% (quarter ended 06/30/03) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.70%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE   CLASS 1 SINCE      CLASS 2 SINCE      CLASS 3 SINCE
 DECEMBER 31, 2005)                    YEAR       YEARS      INCEPTION(1)       INCEPTION(1)       INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1      6.53%      -0.56%         3.66%                N/A                N/A
                           Class 2      6.39%        N/A           N/A                0.24%               N/A
                           Class 3      6.30%        N/A           N/A                 N/A              14.60%
-------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                    4.91%       0.54%         8.43%               2.64%             13.96%
-------------------------------------------------------------------------------------------------------------------
 S&P Utility Index(3)                  16.79%      -2.27%         7.35%              -0.24%             24.90%
-------------------------------------------------------------------------------------------------------------------
 S&P Telecommunication Services
   Index(4)                           -5.34%       -6.79%         1.36%              -7.18%              7.56%
-------------------------------------------------------------------------------------------------------------------
 Blended Index(5)                       2.17%      -4.43%         4.29%              -4.08%             13.61%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is November 11, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

(4) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R). Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

(5) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index on a market capitalization weighted basis.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                    ---------------------------------------
1996                                                                 25.32%
1997                                                                 15.54%
1998                                                                -17.07%
1999                                                                 19.31%
2000                                                                 -2.96%
2001                                                                 -3.20%
2002                                                                 -0.39%
2003                                                                 25.94%
2004                                                                  9.37%
2005                                                                  7.35%

During the period shown in the bar chart, the highest return for a quarter was 10.43% (quarter ended 06/30/97) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.24%.
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS
  (AS OF THE CALENDAR YEAR ENDED     PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
        DECEMBER 31, 2005)             YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
 Worldwide High Income
   Portfolio Class 1                   7.35%       7.35%      7.08%             N/A                  N/A
            Class 2                    7.08%        N/A        N/A             8.68%                 N/A
            Class 3                    6.99%        N/A        N/A              N/A                14.67%
--------------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond
   Index(2)                            2.26%       9.83%      7.14%            9.87%               13.61%
--------------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)     10.73%      12.25%     12.99%           12.68%               16.91%
--------------------------------------------------------------------------------------------------------------
 Blended Index(4)                      6.44%      11.12%     10.25%           11.94%               15.10%
--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 2 is July 9, 2001 and Class 3 is November 11, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) The Blended Index consists of 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                               AGGRESSIVE GROWTH              ALLIANCE GROWTH              BLUE CHIP GROWTH
                                                   PORTFOLIO                     PORTFOLIO                   PORTFOLIO(2)
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.71%     0.71%     0.71%     0.61%     0.61%     0.61%     0.70%     0.70%     0.70%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.08%     0.08%     0.08%     0.05%     0.05%     0.05%     0.24%     0.24%     0.24%
Total Annual Portfolio Operating
  Expenses(1)                              0.79%     0.94%     1.04%     0.66%     0.81%     0.91%     0.94%     1.09%     1.19%

                                                CASH MANAGEMENT
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.49%     0.49%     0.49%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.05%     0.05%     0.05%
Total Annual Portfolio Operating
  Expenses(1)                              0.54%     0.69%     0.79%

                                                CORPORATE BOND              DAVIS VENTURE VALUE          "DOGS" OF WALL STREET
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.55%     0.55%     0.55%     0.71%     0.71%     0.71%     0.60%     0.60%     0.60%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.07%     0.07%     0.07%     0.05%     0.05%     0.05%     0.10%     0.10%     0.10%
Total Annual Portfolio Operating
  Expenses(1)                              0.62%     0.77%     0.87%     0.76%     0.91%     1.01%     0.70%     0.85%     0.95%

                                               EMERGING MARKETS
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            1.20%     1.20%     1.20%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.31%     0.31%     0.33%
Total Annual Portfolio Operating
  Expenses(1)                              1.51%     1.66%     1.78%

                                                 EQUITY INCOME                 EQUITY INDEX               FEDERATED AMERICAN
                                                 PORTFOLIO(2)                  PORTFOLIO(2)                LEADERS PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.65%      N/A       N/A      0.40%      N/A       N/A      0.69%     0.69%     0.69%
Service (12b-1) Fees                       0.00%      N/A       N/A      0.00%      N/A       N/A      0.00%     0.15%     0.25%
Other Expenses(1)                          1.25%      N/A       N/A      0.23%      N/A       N/A      0.07%     0.07%     0.07%
Total Annual Portfolio Operating
  Expenses(1)                              1.90%      N/A       N/A      0.63%      N/A       N/A      0.76%     0.91%     1.01%

                                                 FOREIGN VALUE
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                             N/A      0.86%     0.86%
Service (12b-1) Fees                        N/A      0.15%     0.25%
Other Expenses(1)                           N/A      0.15%     0.14%
Total Annual Portfolio Operating
  Expenses(1)                               N/A      1.16%     1.25%

                                                  GLOBAL BOND                 GLOBAL EQUITIES           GOLDMAN SACHS RESEARCH
                                                   PORTFOLIO                     PORTFOLIO                  PORTFOLIO(2)(3)
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.68%     0.68%     0.68%     0.79%     0.79%     0.79%     0.90%     0.90%     0.90%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.15%     0.15%     0.15%     0.12%     0.12%     0.10%     0.45%     0.45%     0.45%
Total Annual Portfolio Operating
  Expenses(1)                              0.83%     0.98%     1.08%     0.91%     1.06%     1.14%     1.35%     1.50%     1.60%

                                                 GROWTH-INCOME
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.56%     0.56%     0.56%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.05%     0.05%     0.05%
Total Annual Portfolio Operating
  Expenses(1)                              0.61%     0.76%     0.86%

                                             GROWTH OPPORTUNITIES             HIGH-YIELD BOND          INTERNATIONAL DIVERSIFIED
                                                 PORTFOLIO(2)                    PORTFOLIO                EQUITIES PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.75%     0.75%     0.75%     0.62%     0.62%     0.62%     0.94%     0.94%     0.94%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.27%     0.27%     0.27%     0.12%     0.12%     0.12%     0.17%     0.16%     0.15%
Total Annual Portfolio Operating
  Expenses(1)                              1.02%     1.17%     1.27%     0.74%     0.89%     0.99%     1.11%     1.25%     1.34%

                                           INTERNATIONAL GROWTH AND
                                               INCOME PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.93%     0.93%     0.93%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.17%     0.17%     0.16%
Total Annual Portfolio Operating
  Expenses(1)                              1.10%     1.25%     1.34%

                                                MARSICO GROWTH               MFS MASSACHUSETTS            MFS MID-CAP GROWTH
                                                   PORTFOLIO             INVESTORS TRUST PORTFOLIO             PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.85%     0.85%     0.85%     0.70%     0.70%     0.70%     0.75%     0.75%     0.75%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.09%     0.09%     0.09%     0.08%     0.08%     0.08%     0.07%     0.07%     0.07%
Total Annual Portfolio Operating
  Expenses(1)                              0.94%     1.09%     1.19%     0.78%     0.93%     1.03%     0.82%     0.97%     1.07%

                                               MFS TOTAL RETURN
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.65%     0.65%     0.65%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.06%     0.06%     0.06%
Total Annual Portfolio Operating
  Expenses(1)                              0.71%     0.86%     0.96%

                                                         SunAmerica Series Trust

                                                PUTNAM GROWTH:                  REAL ESTATE               SMALL COMPANY VALUE
                                               VOYAGER PORTFOLIO                 PORTFOLIO                   PORTFOLIO(2)
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.83%     0.83%     0.83%     0.77%     0.77%     0.77%     1.00%      N/A      1.00%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%      N/A      0.25%
Other Expenses(1)                          0.12%     0.12%     0.13%     0.08%     0.08%     0.08%     0.82%      N/A      0.78%
Total Annual Portfolio Operating
  Expenses(1)                              0.95%     1.10%     1.21%     0.85%     1.00%     1.10%     1.82%      N/A      2.03%

                                             SMALL & MID CAP VALUE
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                             N/A      0.98%     0.98%
Service (12b-1) Fees                        N/A      0.15%     0.25%
Other Expenses(1)                           N/A      0.08%     0.08%
Total Annual Portfolio Operating
  Expenses(1)                               N/A      1.21%     1.31%

                                                  SUNAMERICA                    TECHNOLOGY                  TELECOM UTILITY
                                              BALANCED PORTFOLIO                 PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.63%     0.63%     0.63%     1.00%     1.00%     1.00%     0.75%     0.75%     0.75%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.10%     0.10%     0.10%     0.19%     0.19%     0.18%     0.16%     0.16%     0.15%
Total Annual Portfolio Operating
  Expenses(1)                              0.73%     0.88%     0.98%     1.19%     1.34%     1.43%     0.91%     1.06%     1.15%

                                             WORLDWIDE HIGH INCOME
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.80%     0.80%     0.80%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.17%     0.17%     0.17%
Total Annual Portfolio Operating
  Expenses(1)                              0.97%     1.12%     1.22%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1, Class 2 and Class 3 would have been as follows:

                                                 CLASS 1       CLASS 2       CLASS 3
                                                 -----------------------------------
Aggressive Growth Portfolio                       0.74%         0.89%         0.99%
Alliance Growth Portfolio                         0.64%         0.79%         0.89%
Blue Chip Growth Portfolio                        0.80%         0.95%         1.05%
Davis Venture Value Portfolio                     0.75%         0.90%         1.01%*
"Dogs" of Wall Street Portfolio*                  0.70%         0.85%         0.95%
Emerging Markets Portfolio                        1.41%         1.56%         1.69%
Federated American Leaders Portfolio              0.71%         0.86%         0.97%
Foreign Value Portfolio                            N/A          1.15%         1.24%
Global Equities Portfolio                         0.89%         1.04%         1.12%
Goldman Sachs Research Portfolio                  1.31%         1.46%         1.56%
Growth-Income Portfolio                           0.60%         0.75%         0.85%
Growth Opportunities Portfolio                    0.97%         1.12%         1.22%
International Growth and Income Portfolio         1.07%         1.22%         1.31%
Marsico Growth Portfolio                          0.92%         1.07%         1.17%
MFS Massachusetts Investors Trust
  Portfolio                                       0.77%         0.92%         1.02%
MFS Mid-Cap Growth Portfolio                      0.79%         0.94%         1.04%
MFS Total Return Portfolio                        0.70%         0.85%         0.95%
Putnam Growth: Voyager Portfolio                  0.88%         1.03%         1.14%
Real Estate Portfolio*                            0.85%         1.00%         1.10%
Small & Mid Cap Value Portfolio                    N/A          1.18%         1.28%
SunAmerica Balanced Portfolio                     0.71%         0.86%         0.96%
Technology Portfolio                              1.14%         1.30%         1.39%
Telecom Utility Portfolio                         0.88%         1.03%         1.12%

---------------

* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                            CLASS 1       CLASS 2       CLASS 3
                                            -----------------------------------
Blue Chip Growth Portfolio                   0.85%         1.00%         1.10%
Equity Income Portfolio                      1.35%          N/A           N/A
Equity Index Portfolio                       0.55%          N/A           N/A
Goldman Sachs Research Portfolio             1.35%         1.50%         1.60%
Growth Opportunities Portfolio               1.00%         1.15%         1.25%
Small Company Value Portfolio                1.60%          N/A          1.85%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(3) The voluntary waivers and/or reimbursements described in footnote (2) are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing voluntary expense limitations. For the fiscal year ended January 31, 2006, the Portfolio paid an amount equal to 0.12% of the average daily net assets to the Adviser to effectuate this recoupment. The Portfolio's Total Annual Operating Expenses would have been lower if the Adviser did not recoup prior waivers and/or reimbursements. Effective October 1, 2005, the Adviser agreed to voluntarily waive on an annual basis 0.05% of the Management Fees, which resulted in an effective waiver of 0.03% for the fiscal year. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio*
  (Class 1 shares).........................................   $ 81     $252    $  439   $  978
  (Class 2 shares).........................................     96      300       520    1,155
  (Class 3 shares).........................................    106      331       574    1,271
Alliance Growth Portfolio*
  (Class 1 shares).........................................     67      211       368      822
  (Class 2 shares).........................................     83      259       450    1,002
  (Class 3 shares).........................................     93      290       504    1,120
Blue Chip Growth Portfolio*
  (Class 1 shares).........................................     96      300       520    1,155
  (Class 2 shares).........................................    111      347       601    1,329
  (Class 3 shares).........................................    121      378       654    1,443
Cash Management Portfolio
  (Class 1 shares).........................................     55      173       302      677
  (Class 2 shares).........................................     70      221       384      859
  (Class 3 shares).........................................     81      252       439      978
Corporate Bond Portfolio
  (Class 1 shares).........................................     63      199       346      774
  (Class 2 shares).........................................     79      246       428      954
  (Class 3 shares).........................................     89      278       482    1,073
Davis Venture Value Portfolio*
  (Class 1 shares).........................................     78      243       422      942
  (Class 2 shares).........................................     93      290       504    1,120
  (Class 3 shares).........................................    103      322       558    1,236
"Dogs" of Wall Street Portfolio*
  (Class 1 shares).........................................     72      224       390      871
  (Class 2 shares).........................................     87      271       471    1,049
  (Class 3 shares).........................................     97      303       525    1,166
Emerging Markets Portfolio*
  (Class 1 shares).........................................    154      477       824    1,802
  (Class 2 shares).........................................    169      523       902    1,965
  (Class 3 shares).........................................    181      560       964    2,095
Equity Income Portfolio*
  (Class 1 shares).........................................    193      597     1,026    2,222
  (Class 2 shares).........................................    N/A      N/A       N/A      N/A
  (Class 3 shares).........................................    N/A      N/A       N/A      N/A

                                                         SunAmerica Series Trust

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Equity Index Portfolio*
  (Class 1 shares).........................................   $ 64     $202    $  351   $  786
  (Class 2 shares).........................................    N/A      N/A       N/A      N/A
  (Class 3 shares).........................................    N/A      N/A       N/A      N/A
Federated American Leaders Portfolio*
  (Class 1 shares).........................................     78      243       422      942
  (Class 2 shares).........................................     93      290       504    1,120
  (Class 3 shares).........................................    103      322       558    1,236
Foreign Value Portfolio*
  (Class 1 shares).........................................    N/A      N/A       N/A      N/A
  (Class 2 shares).........................................    118      368       638    1,409
  (Class 3 shares).........................................    127      397       686    1,511
Global Bond Portfolio
  (Class 1 shares).........................................     85      265       460    1,025
  (Class 2 shares).........................................    100      312       542    1,201
  (Class 3 shares).........................................    110      343       595    1,317
Global Equities Portfolio*
  (Class 1 shares).........................................     93      290       504    1,120
  (Class 2 shares).........................................    108      337       585    1,294
  (Class 3 shares).........................................    116      362       628    1,386
Goldman Sachs Research Portfolio*
  (Class 1 shares).........................................    137      428       739    1,624
  (Class 2 shares).........................................    153      474       818    1,791
  (Class 3 shares).........................................    168      520       897    1,955
Growth-Income Portfolio*
  (Class 1 shares).........................................     62      195       340      762
  (Class 2 shares).........................................     78      243       422      942
  (Class 3 shares).........................................     88      274       477    1,061
Growth Opportunities Portfolio*
  (Class 1 shares).........................................    104      325       563    1,248
  (Class 2 shares).........................................    119      372       644    1,420
  (Class 3 shares).........................................    129      403       697    1,534
High-Yield Bond Portfolio
  (Class 1 shares).........................................     76      237       411      918
  (Class 2 shares).........................................     91      284       493    1,096
  (Class 3 shares).........................................    101      315       547    1,213
International Diversified Equities Portfolio
  (Class 1 shares).........................................    113      353       612    1,352
  (Class 2 shares).........................................    127      397       686    1,511
  (Class 3 shares).........................................    136      425       734    1,613
International Growth and Income Portfolio*
  (Class 1 shares).........................................    112      350       606    1,340
  (Class 2 shares).........................................    127      397       686    1,511
  (Class 3 shares).........................................    136      425       734    1,613
Marsico Growth Portfolio*
  (Class 1 shares).........................................     96      300       520    1,155
  (Class 2 shares).........................................    111      347       601    1,329
  (Class 3 shares).........................................    121      378       654    1,443

SunAmerica Series Trust

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
MFS Massachusetts Investors Trust Portfolio*
  (Class 1 shares).........................................   $ 80     $249    $  433   $  966
  (Class 2 shares).........................................     95      296       515    1,143
  (Class 3 shares).........................................    105      328       569    1,259
MFS Mid-Cap Growth Portfolio*
  (Class 1 shares).........................................     84      262       455    1,014
  (Class 2 shares).........................................     99      309       536    1,190
  (Class 3 shares).........................................    109      340       590    1,306
MFS Total Return Portfolio*
  (Class 1 shares).........................................     73      227       395      883
  (Class 2 shares).........................................     88      274       477    1,061
  (Class 3 shares).........................................     98      306       531    1,178
Putnam Growth: Voyager Portfolio*
  (Class 1 shares).........................................     97      303       525    1,166
  (Class 2 shares).........................................    112      350       606    1,340
  (Class 3 shares).........................................    123      384       665    1,466
Real Estate Portfolio*
  (Class 1 shares).........................................     87      271       471    1,049
  (Class 2 shares).........................................    102      318       552    1,225
  (Class 3 shares).........................................    112      350       606    1,340
Small Company Value Portfolio*
  (Class 1 shares).........................................    185      573       985    2,137
  (Class 2 shares).........................................    N/A      N/A       N/A      N/A
  (Class 3 shares).........................................    206      637     1,093    2,358
Small & Mid Cap Value Portfolio*
  (Class 1 shares).........................................    N/A      N/A       N/A      N/A
  (Class 2 shares).........................................    123      384       665    1,466
  (Class 3 shares).........................................    133      415       718    1,579
SunAmerica Balanced Portfolio*
  (Class 1 shares).........................................     75      233       406      906
  (Class 2 shares).........................................     90      281       488    1,084
  (Class 3 shares).........................................    100      312       542    1,201
Technology Portfolio*
  (Class 1 shares).........................................    121      378       654    1,443
  (Class 2 shares).........................................    136      425       734    1,613
  (Class 3 shares).........................................    146      452       782    1,713
Telecom Utility Portfolio*
  (Class 1 shares).........................................     93      290       504    1,120
  (Class 2 shares).........................................    108      337       585    1,294
  (Class 3 shares).........................................    117      365       633    1,398
Worldwide High Income Portfolio
  (Class 1 shares).........................................     99      309       536    1,190
  (Class 2 shares).........................................    114      356       617    1,363
  (Class 3 shares).........................................    124      387       670    1,477

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio
  (Class 1 shares)........................................   $ 76     $237      $411      $  918
  (Class 2 shares)........................................     91      284       493       1,096
  (Class 3 shares)........................................    101      315       547       1,213
Alliance Growth Portfolio
  (Class 1 shares)........................................     65      205       357         798
  (Class 2 shares)........................................     81      252       439         978
  (Class 3 shares)........................................     91      284       493       1,096
Blue Chip Growth Portfolio
  (Class 1 shares)........................................     82      255       444         990
  (Class 2 shares)........................................     97      303       525       1,166
  (Class 3 shares)........................................    107      334       579       1,283
Davis Venture Value Portfolio
  (Class 1 shares)........................................     77      240       417         930
  (Class 2 shares)........................................     92      287       498       1,108
  (Class 3 shares)*.......................................    103      322       558       1,236
"Dogs" of Wall Street Portfolio
  (Class 1 shares)........................................     72      224       390         871
  (Class 2 shares)........................................     87      271       471       1,049
  (Class 3 shares)........................................     97      303       525       1,166
Emerging Markets Portfolio
  (Class 1 shares)........................................    144      446       771       1,691
  (Class 2 shares)........................................    159      493       850       1,856
  (Class 3 shares)........................................    172      533       918       1,998
Equity Income Portfolio
  (Class 1 shares)........................................    137      428       739       1,624
  (Class 2 shares)........................................    N/A      N/A       N/A         N/A
  (Class 3 shares)........................................    N/A      N/A       N/A         N/A
Equity Index Portfolio
  (Class 1 shares)........................................     56      176       307         689
  (Class 2 shares)........................................    N/A      N/A       N/A         N/A
  (Class 3 shares)........................................    N/A      N/A       N/A         N/A
Federated American Leaders Portfolio
  (Class 1 shares)........................................     73      227       395         883
  (Class 2 shares)........................................     88      274       477       1,061
  (Class 3 shares)........................................     99      309       536       1,190
Foreign Value Portfolio
  (Class 1 shares)........................................    N/A      N/A       N/A         N/A
  (Class 2 shares)........................................    117      365       633       1,398
  (Class 3 shares)........................................    126      393       681       1,500
Global Equities Portfolio
  (Class 1 shares)........................................     91      284       493       1,096
  (Class 2 shares)........................................    106      331       574       1,271
  (Class 3 shares)........................................    114      356       617       1,363
Goldman Sachs Research Portfolio
  (Class 1 shares)........................................    133      415       718       1,579
  (Class 2 shares)........................................    149      462       797       1,746
  (Class 3 shares)........................................    159      493       850       1,856
Growth-Income Portfolio
  (Class 1 shares)........................................     61      192       335         750
  (Class 2 shares)........................................     77      240       417         930
  (Class 3 shares)........................................     87      271       471       1,049

SunAmerica Series Trust

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Growth Opportunities Portfolio
  (Class 1 shares)........................................   $ 99     $309      $536      $1,190
  (Class 2 shares)........................................    114      356       617       1,363
  (Class 3 shares)........................................    124      387       670       1,477
International Growth and Income Portfolio
  (Class 1 shares)........................................    109      340       590       1,306
  (Class 2 shares)........................................    124      387       670       1,477
  (Class 3 shares)........................................    133      415       718       1,579
Marisco Growth Portfolio
  (Class 1 shares)........................................     94      293       509       1,131
  (Class 2 shares)........................................    109      340       590       1,306
  (Class 3 shares)........................................    119      372       644       1,420
MFS Massachusetts Investors Trust Portfolio
  (Class 1 shares)........................................     79      246       428         954
  (Class 2 shares)........................................     94      293       509       1,131
  (Class 3 shares)........................................    104      325       563       1,248
MFS Mid-Cap Growth Portfolio
  (Class 1 shares)........................................     81      252       439         978
  (Class 2 shares)........................................     96      300       520       1,155
  (Class 3 shares)........................................    106      331       574       1,271
MFS Total Return Portfolio
  (Class 1 shares)........................................     72      224       390         871
  (Class 2 shares)........................................     87      271       471       1,049
  (Class 3 shares)........................................     97      303       525       1,166
Putnam Growth: Voyager Portfolio
  (Class 1 shares)........................................     90      281       488       1,084
  (Class 2 shares)........................................    105      328       569       1,259
  (Class 3 shares)........................................    116      362       628       1,386
Real Estate Portfolio*
  (Class 1 shares)........................................     87      271       471       1,049
  (Class 2 shares)........................................    102      318       552       1,225
  (Class 3 shares)........................................    112      350       606       1,340
Small Company Value Portfolio
  (Class 1 shares)........................................    163      505       871       1,900
  (Class 2 shares)........................................    N/A      N/A       N/A         N/A
  (Class 3 shares)........................................    188      582     1,001       2,169
Small & Mid Cap Value Portfolio
  (Class 1 shares)........................................    N/A      N/A       N/A         N/A
  (Class 2 shares)........................................    120      375       649       1,432
  (Class 3 shares)........................................    130      406       702       1,545
SunAmerica Balanced Portfolio
  (Class 1 shares)........................................     73      227       395         883
  (Class 2 shares)........................................     88      274       477       1,061
  (Class 3 shares)........................................     98      306       531       1,178
Technology Portfolio
  (Class 1 shares)........................................    116      362       628       1,386
  (Class 2 shares)........................................    132      412       713       1,568
  (Class 3 shares)........................................    142      440       761       1,669
Telecom Utility Portfolio
  (Class 1 shares)........................................     90      281       488       1,084
  (Class 2 shares)........................................    105      328       569       1,259
  (Class 3 shares)........................................    114      356       617       1,363

---------------

* The amount of the voluntary fee waiver and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE (12b-1) PLAN

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the

SunAmerica Series Trust
day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 8 and 9 of the Prospectus, respectively.

                                                         SunAmerica Series Trust

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

SunAmerica Series Trust

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The quarterly selection of the thirty stocks that meet these criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The GOLDMAN SACHS RESEARCH PORTFOLIO will invest, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 4. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income     - Fixed income     - Fixed income     - Fixed income     - Fixed income
  Portfolio's            securities:        securities (at     securities (at     securities (at     securities (at
  principal              - U.S. treasury    least 80%):        least 80%):        least 80%):        least 80%):
  investments?             bills            - corporate        - U.S. and non-    - junk bonds       - junk bonds
                         - agency             bonds              U.S.             - convertible        (up to 100%)
                           discount           - investment       government         bonds            - emerging
                           notes                grade            securities       - preferred          market
                         - corporate            securities     - investment         stocks             government
                           debt               - junk bonds       grade            - zero coupon        securities
                           instruments          (up to 35%)      corporate          and deferred     - emerging
                       - Short-term                              bonds              interest           market
                         investments                           - mortgage and       bonds              corporate
                         - commercial                            asset-backed                          debt
                           paper                                 securities                            instruments
                         - repurchase                        - Short-term                            - Eurobonds
                           agreements                          investments                           - Brady bonds
                         - bank                              - Currency
                           obligations                         transactions
                                                             - Foreign
                                                               securities
------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                - Fixed income     - Options and      - Equity           - Fixed income
  investments or                            securities:        futures            securities:        securities
  strategies may the                        - preferred      - Forward            - convertible      - U.S. and
  Portfolio use to a                          stocks           commitments          securities         non-U.S.
  significant extent?                       - zero coupon,   - Inflation swaps    - warrants           government
                                              deferred       - Mortgage and     - Fixed income         securities
                                              interest and     currency swaps     securities:        - investment
                                              PIK bonds      - Credit,            - U.S.               grade
                                              (up to 35%)      interest rate        government         corporate
                                            - U.S.             and total            securities         bonds
                                              government       return swaps       - investment     - Currency
                                              securities     - Hybrid               grade bonds      transactions
                                          - Foreign            instruments        - PIK bonds      - Illiquid
                                            securities       - Deferred         - Foreign            securities (up
                                          - When-issued and    interest bonds     securities         to 15%)
                                            delayed          - Inverse          - Short-term       - Borrowing for
                                            delivery           floaters           investments        temporary or
                                            transactions     - Illiquid                              emergency
                                          - Illiquid           securities (up                        purposes
                                            securities (up     to 15%)                               (up to 33 1/3%)
                                            to 15%)          - Pass-through
                                          - Pass-through       securities
                                            securities       - Borrowing for
                                          - Convertible        temporary or
                                            securities         emergency
                                                               purposes
                                                               (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term       - Short-term       - Mortgage dollar  - Borrowing for    - Hybrid
  investments may the    investments        investments        rolls              temporary or       instruments
  Portfolio use as       - municipal      - Defensive        - Zero coupon,       emergency        - Options and
  part of efficient        obligations      investments        deferred           purposes           Futures
  portfolio                               - Options and        interest and       (up to 33 1/3%)  - Forward
  management or to                          futures            PIK bonds        - Illiquid           commitments
  enhance return?                           (up to 10%)      - Firm               securities
                                          - Borrowing for      commitments and    (up to 15%)
                                            temporary or       when-issued or   - Loan
                                            emergency          delayed --         participations
                                            purposes           delivery           and assignments
                                            (up to 33 1/3%)    transactions     - Short sales
                                          - Securities       - Forward
                                            lending            commitments
                                            (up to 33 1/3%)  - Loan
                                          - Currency           participations
                                            transactions       and assignments
                                          - Currency swaps   - Securities
                                          - Credit swaps       lending (up to
                                          - Interest rate      33 1/3%)
                                            swaps, caps,     - Interest rate
                                            floors and         swaps, caps and
                                            collars            collars
                                          - Total return
                                            swaps
                                          - Hybrid
                                            instruments
------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate    - Credit quality   - Credit quality   - Active trading   - Active trading
  risks normally         fluctuations     - Convertible      - Currency         - Convertible      - Credit quality
  affect the           - Securities         Securities Risk    volatility         securities risk  - Currency
  Portfolio?             selection        - Currency         - Derivatives      - Credit quality     volatility
                                            volatility       - Emerging         - Illiquidity      - Derivatives
                                          - Derivatives        markets          - Interest rate    - Emerging
                                          - Foreign          - Foreign            fluctuations       markets
                                            exposure           exposure         - Market           - Foreign
                                          - Illiquidity      - Hedging            volatility         exposure
                                          - Interest rate    - Illiquidity      - Securities       - Illiquidity
                                            fluctuations     - Interest rate      selection        - Interest rate
                                          - Market             fluctuations     - Short sales        fluctuations
                                            volatility       - Market             risks            - Market
                                          - Securities         volatility                            volatility
                                            selection        - Non-diversified                     - Non-diversified
                                          - Small and          status                                status
                                            medium sized     - Prepayment                          - Securities
                                            companies        - Securities                            selection
                                                               selection
------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


---------------------------------------------------------------------------------------------------------------------------------
                                             BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SUNAMERICA
                                                    MFS TOTAL RETURN                                BALANCED
---------------------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities (at least 40%, but not  - Equity securities:
  investments?                           more than 75%):                             - common stocks
                                         - common stocks                           - Fixed income securities (at least 25%):
                                         - preferred stocks                          - U.S. government securities
                                         - convertible securities                    - corporate debt instruments
                                         - rights
                                       - Fixed income securities (at least 25%):
                                         - non-convertible debt securities
                                         - U.S. government securities
                                         - pass-through securities
                                         - corporate debt instruments
                                         - preferred stocks
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments or   - Foreign securities (up to 20%):           - Equity securities:
  strategies may the Portfolio use to    - Brady bonds                               - small-cap stocks (up to 20%)
  a significant extent?                  - depositary receipts                     - Short-term investments
                                         - fixed income securities (U.S. dollar    - Defensive investments
                                           denominated)                            - Foreign securities
                                       - Junk bonds (up to 10%)                    - Illiquid securities (up to 15%)
                                       - Securities lending (up to 33 1/3%)        - Junk bonds (up to 15%)
                                       - Emerging markets                          - Asset-backed securities
                                                                                   - Mortgage-backed securities
                                                                                   - TBA mortgage-backed securities
                                                                                   - Commercial mortgage-backed securities
                                                                                   - Forward commitments to purchase or sell
                                                                                     short mortgage-backed and TBA
                                                                                     mortgage-backed securities (may sell
                                                                                     short up to 15% in mortgage-backed and
                                                                                     TBA mortgage-backed securities)
                                                                                   - Non-convertible preferred securities
                                                                                   - Mortgage dollar roll transactions
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Municipal securities                      - Options and futures
  the Portfolio use as part of         - Warrants                                  - Currency transactions
  efficient portfolio management or    - Zero-coupon, deferred interest and PIK    - Borrowing for temporary or emergency
  to enhance return?                     bonds                                       purposes (up to 33 1/3%)
                                       - When-issued and delayed-delivery          - Securities lending (up to 33 1/3%)
                                         transactions
                                       - Hybrid instruments
                                       - Inverse floaters
                                       - Options and futures
                                       - Currency transactions
                                       - Forward commitments
                                       - Registered investment companies
                                       - Short-term investments
                                         - repurchase agreements
                                       - Loan participations
                                       - Equity swaps
                                       - Roll transactions
                                       - Short sales
                                       - Variable and floating rate obligations
---------------------------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Credit quality                            - Active trading
  affect the Portfolio?                - Emerging markets                          - Credit quality
                                       - Foreign exposure                          - Currency volatility
                                       - Interest rate fluctuations                - Derivatives
                                       - Market volatility                         - Foreign exposure
                                       - Prepayment                                - Hedging
                                       - Securities selection                      - Illiquidity
                                       - Convertible securities                    - Interest rate fluctuations
                                                                                   - Market
                                                                                     volatility
                                                                                   - Small sized companies
---------------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                                                  DAVIS VENTURE       "DOGS" OF WALL
                    AGGRESSIVE GROWTH    ALLIANCE GROWTH     BLUE CHIP GROWTH         VALUE               STREET
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities (at      securities:         securities:
  principal           - small-cap         - large-cap         least 80%):         - large-cap         - large-cap
  investments?          stocks              stocks            - large-cap           stocks              stocks
                      - mid-cap stocks                          stocks
                      - convertible
                        securities
                      - warrants
                    - Defensive
                      investments
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Equity            - Equity            N/A
  of investments      securities:         securities          securities          securities:
  or strategies       - large-cap         (up to 25%)         - small-cap         - mid-cap stocks
  may the               stocks                                  stocks          - Foreign
  Portfolio use to                                            - mid-cap stocks    securities
  a significant                                             - Foreign
  extent?                                                     securities
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term        - Short-term        - Short-term        - Short-term
  of investments      temporary or        investments         investments         investments         investments
  may the             emergency         - Defensive           (up to 10%)       - Defensive         - Defensive
  Portfolio use as    purposes            investments       - Defensive           investments         investments
  part of             (up to 33 1/3%)   - Borrowing for       instruments       - U.S. government   - Borrowing for
  efficient         - Options and         temporary or      - Options and         securities          temporary or
  portfolio           futures             emergency           futures                                 emergency
  management or to  - Illiquid            purposes          - Borrowing for                           purposes
  enhance return?     securities          (up to 33 1/3%)     temporary or                            (up to 33 1/3%)
                      (up to 15%)       - Options and         emergency                             - Options and
                    - Short-term          futures             purposes                                futures
                      investments                             (up to 33 1/3%)
                    - IPOs                                  - Securities
                                                              lending
                                                              (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Active trading    - Financial         - Derivatives
  risks normally    - Convertible       - Derivatives       - Derivatives         institutions      - Large cap
  affect the          securities risk   - Foreign exposure  - Foreign exposure    sector              companies
  Portfolio?        - Derivatives       - Growth stocks     - Growth stocks     - Foreign exposure  - Market
                    - Growth stocks     - Large cap         - Hedging           - Large cap           volatility
                    - Hedging             companies         - Large cap           companies         - Non-diversified
                    - Illiquidity       - Market              companies         - Market              status
                    - IPO investing       volatility        - Market              volatility        - Passively
                    - Market            - Securities          volatility        - Medium sized        managed strategy
                      volatility          selection         - Securities          companies         - Securities
                    - Securities                              selection         - Securities          selection
                      selection                                                   selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                            FEDERATED AMERICAN    GOLDMAN SACHS
                      EQUITY INCOME        EQUITY INDEX          LENDERS             RESEARCH         GROWTH-INCOME
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities:         securities (at      securities:
  principal           - common stocks     - common stocks     - large-cap         least 80%):         - large-cap
  investments?                              (at least 80%)      stocks            - common stocks       stocks
                                                                                  - warrants          - mid-cap stocks
                                                                                  - rights
                                                                                  - convertible
                                                                                    securities
                                                                                - Equity swaps
                                                                                  (up to 15%)
                                                                                - Fixed income
                                                                                  securities:
                                                                                  - preferred
                                                                                    stocks
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity            - Small-cap stocks  - Foreign
  of investments      securities:                             securities:       - Currency            securities
  or strategies       - convertible                           - mid-cap stocks    transactions        (up to 25%)
  may the               securities                          - Foreign           - Futures
  Portfolio use to  - Fixed income                            securities:       - Foreign
  a significant       securities:                             - ADRs              securities (up
  extent?             - preferred                                                 to 20%):
                        stocks                                                    - emerging
                      - junk bonds (up                                              markets
                        to 20%)                                                 - Hybrid
                    - Foreign                                                     instruments
                      securities                                                  (up to 15%):
                      (up to 25%)                                                 - structured
                                                                                    securities
                                                                                  - SPDRs (up to
                                                                                    10%)
                                                                                - Registered
                                                                                  investment
                                                                                  companies (up to
                                                                                  10% including
                                                                                  ETFs)
                                                                                - REITs
                                                                                - Fixed income
                                                                                  securities:
                                                                                  - U.S.
                                                                                    government
                                                                                    securities
                                                                                  - corporate debt
                                                                                    instruments
                                                                                  - junk bonds
                                                                                    (up to 10%)
                                                                                - Short-term
                                                                                  investments
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Short-term        - Options           - Short-term
  of investments      investments         investments         investments       - Currency            investments
  may the           - Defensive         - Defensive         - Defensive           transactions      - Defensive
  Portfolio use as    investments         investments         investments       - Forward             investments
  part of           - Options and       - Options and       - Options and         commitments       - Borrowing for
  efficient           futures             futures             futures           - When-issued and     temporary or
  portfolio         - Borrowing for       (up to 10%)       - Borrowing for       delayed delivery    emergency
  management or to    temporary or      - Borrowing for       temporary or      - Borrowing for       purposes
  enhance return?     emergency           temporary or        emergency           temporary or        (up to 33 1/3%)
                      purposes            emergency           purposes            emergency         - Options and
                      (up to 33 1/3%)     purposes            (up to 33 1/3%)     purposes (up to     futures
                    - Securities          (up to 33 1/3%)   - Securities          33 1/3%)
                      lending           - Securities          lending           - Short sales
                      (up to 33 1/3%)     lending             (up to 33 1/3%)     (up to 25% and
                    - Illiquid            (up to 33 1/3%)                         only "against
                      securities        - Illiquid                                the box")
                      (up to 15%)         securities                            - Securities
                    - Forward             (up to 15%)                             lending
                      commitments       - Small-cap stocks                        (up to 33 1/3%)
                    - Registered        - Registered                            - Repurchase
                      investment          investment                              agreements
                      companies           companies                             - Custodial
                    - Firm commitments  - Firm commitments                        receipts and
                    - When issued and   - When issued and                         trust
                      delayed-delivery    delayed-delivery                        certificates
                      transactions        transactions
                    - IPOs
--------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                            FEDERATED AMERICAN    GOLDMAN SACHS
                      EQUITY INCOME        EQUITY INDEX          LENDERS             RESEARCH         GROWTH-INCOME
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Derivatives       - Derivatives       - Convertible       - Active trading
  risks normally    - Credit quality    - Illiquidity       - Large cap           securities risk   - Derivatives
  affect the        - Derivatives       - Market              companies         - Credit quality    - Foreign exposure
  Portfolio?        - Foreign exposure    volatility        - Market            - Currency          - Growth stocks
                    - Illiquidity       - Passively-managed   volatility          volatility        - Large cap
                    - Interest rate       strategy          - Securities        - Derivatives         companies
                      fluctuations                            selection         - Emerging markets  - Market
                    - IPO investing                                             - Foreign exposure    volatility
                    - Market                                                    - Growth stocks     - Medium sized
                      volatility                                                - Interest rate       companies
                    - Securities                                                  fluctuation       - Securities
                      selection                                                 - Market              selection
                                                                                  volatility
                                                                                - Real estate
                                                                                  industry
                                                                                - Securities
                                                                                  selection
                                                                                - Short sale risks
                                                                                - Small companies
                                                                                - Unseasoned
                                                                                  companies
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                          GROWTH                            MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      OPPORTUNITIES       MARSICO GROWTH     INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities          securities (at      securities:
  principal           - small-cap         least 65%):         (at least 65%):     least 80%):         - common stock
  investments?          stocks            - large-cap         - common stocks     - common stocks
                                            stocks            - preferred         - preferred
                                                                stocks              stocks
                                                              - convertible       - mid-cap stocks
                                                                securities        - convertible
                                                            - Fixed income          securities
                                                              securities:       - Fixed income
                                                              - corporate         securities:
                                                                securities        - corporate
                                                              - U.S.                securities
                                                                government      - Foreign
                                                                securities        securities (up
                                                            - Foreign             to 20%):
                                                              securities:         - emerging
                                                              - depositary          markets
                                                                receipts
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Foreign           - Junk bonds        - Foreign
  of investments      securities:         securities          securities          (up to 10%)         securities (up
  or strategies       - common stocks     (up to 25%)         (up to 20%):                            to 20%)
  may the             - preferred       - Fixed income        - emerging                            - Fixed income
  Portfolio use to      stocks            securities:           markets                               securities
  a significant       - convertible       - U.S.            - Securities                              (up to 20%):
  extent?               securities          government        lending                                 - investment
                      - rights and          securities        (up to 33 1/3%)                           grade
                        warrants          - preferred                                                   securities
                    - Foreign               stocks                                                    - junk bonds
                      securities          - junk bonds
                      - emerging            (up to 10%)
                        markets (up to    - investment
                        25%)                grade
                                            securities
                                          - zero-coupon,
                                            deferred
                                            interest and
                                            PIK bonds
                                        - Equity
                                          securities:
                                          - convertible
                                            securities
                                          - warrants
                                        - Forward
                                          commitment
                                          agreements
                                        - When-issued and
                                          delayed-delivery
                                          transactions
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Warrants and      - Equity            - Short-term
  of investments      investments         investments         rights              securities:         investments
  may the           - Defensive         - Defensive         - When issued and     - warrants and    - Currency
  Portfolio use as    investments         instruments         delayed-delivery      rights            transactions
  part of           - Special           - Options and         transactions      - Fixed income      - Defensive
  efficient           situations          futures           - Futures             securities:         investments
  portfolio         - IPOs              - Borrowing for     - Currency            - U.S.            - Borrowing for
  management or to  - Illiquid            temporary or        transactions          government        temporary or
  enhance return?     securities (up      emergency         - Forward               securities        emergency
                      to 15%)             purposes            commitments         - zero-coupon,      purposes
                    - Derivatives         (up to 33 1/3%)   - Registered            deferred        - Options and
                      - put and call    - Illiquid            investment            interest and      futures
                        options (U.S.     securities          companies             PIK bonds       - Warrants
                        and Non-U.S.      (up to 15%)       - Short-term          - variable and    - Hybrid
                        exchanges)      - Currency            investments:          floating rate     instruments
                      - options and       transactions        - repurchase          obligations     - IPOs
                        futures         - IPOs                  agreements      - Short sales       - Convertible
                      - forward                             - Fixed income      - When issued and     securities
                        commitments                           securities:         delayed-delivery  - Foreign
                      - swaps                                 - corporate debt    transactions        securities
                    - Currency                                  instruments     - Options and         - emerging
                      transactions                            - U.S.              futures               markets
                    - REITs (up to                              government      - Currency
                      10%)                                      securities        transactions
                                                              - zero coupon,    - Forward
                                                                deferred          commitments
                                                                interest and    - Registered
                                                                PIK bonds         investment
                                                            - Roll                companies
                                                              transactions      - Securities
                                                            - Variable and        lending
                                                              floating rate       (up to 33 1/3%)
                                                              obligations
--------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                          GROWTH                            MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      OPPORTUNITIES       MARSICO GROWTH     INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Convertible       - Convertible       - Convertible
  risks normally    - Convertible       - Convertible         securities risk     securities risk     securities risk
  affect the          securities risk     securities risk   - Credit quality    - Credit quality    - Credit quality
  Portfolio?        - Currency          - Derivatives       - Emerging markets  - Emerging markets  - Currency
                      volatility        - Emerging markets  - Foreign exposure  - Foreign exposure    volatility
                    - Derivatives       - Foreign exposure  - Growth stocks     - Growth stocks     - Derivatives
                    - Foreign exposure  - Growth stocks     - Interest rate     - Market            - Emerging markets
                    - Growth stocks     - Illiquidity         fluctuation         volatility        - Foreign exposure
                    - Hedging           - IPO investing     - Large cap         - Medium sized      - Growth stocks
                    - Illiquidity       - Large cap           companies           companies         - Hedging
                    - IPO investing       companies         - Market            - Securities        - IPO investing
                    - Market            - Market              volatility          selection         - Market
                      volatility          volatility        - Securities        - Short sale risks    volatility
                    - Real estate       - Non-diversified     selection                             - Securities
                      industry            status                                                      selection
                    - Sector risk       - Securities                                                - Small sized
                    - Securities          selection                                                   companies
                      selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
--------------------------------------------------------------------------------------------------------------------------


                                                         SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                         SMALL & MID CAP      SMALL COMPANY
                       REAL ESTATE            VALUE               VALUE             TECHNOLOGY       TELECOM UTILITY
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities:         securities:         securities:
  principal           - mid-cap stocks    least 80%):         - small-cap         - common stocks     - common stocks
  investments?        - small-cap         - small-cap           stocks            - technology        - convertible
                        stocks              stocks              (at least 80%)      companies (at       securities
                    - Fixed income        - mid-cap stocks                          least 80%),     - REITs
                      securities:                                                   which may
                      - preferred                                                   include
                        stocks                                                      certain
                    - REITs                                                         science
                                                                                    companies
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Equity            - Fixed income      - Foreign           - Fixed income
  of investments      securities          securities:         securities:         securities:         securities:
  or strategies     - Equity              - convertible       - U.S.              - emerging          - corporate
  may the             securities:           securities          government          markets             bonds
  Portfolio use to    - convertible         (up to 20%)         securities                            - investment
  a significant         securities        - rights and        - corporate debt                          grade fixed
  extent?           - Fixed income          warrants            instruments                             income
                      securities:           (up to 10%)     - Equity                                    securities
                      - corporate       - Foreign             securities:                             - preferred
                        bonds             securities (up      - preferred                               stocks
                                          to 15%)               stocks
                                        - Illiquid          - Foreign
                                          securities (up      securities
                                          to 15%)             (up to 25%)
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Derivatives:      - Short-term        - Equity            - Short-term
  of investments      investments         - put and call      investments         securities:         investments
  may the           - Defensive             options (U.S.   - Defensive           - warrants and    - Defensive
  Portfolio use as    investments           and non-U.S.      investments           rights            investments
  part of           - U.S. government       exchanges)      - Borrowing for     - Illiquid          - Options and
  efficient           securities          - options and       temporary or        securities          futures
  portfolio                                 futures           emergency           (up to 15%)       - Borrowing for
  management or to                        - forward           purposes          - Options and         temporary or
  enhance return?                           commitments       (up to 33 1/3%)     futures             emergency
                                          - swaps           - Securities        - IPOs                purposes (up to
                                        - Short sales         lending                                 33 1/3%)
                                        - Currency swaps      (up to 33 1/3%)                       - Securities
                                        - Forward currency  - Illiquid                                lending
                                          exchange            securities                              (up to 33 1/3%)
                                          contracts           (up to 15%)                           - Hybrid
                                        - Repurchase        - Forward                                 instruments
                                          agreements          commitments
                                        - Borrowing for     - Registered
                                          temporary or        investment
                                          emergency           companies
                                          purposes (up      - Firm commitments
                                          to 33 1/3%)       - When issued and
                                        - Securities          delayed-delivery
                                          lending             transactions
                                          (up to 33 1/3%)   - REITs
                                        - Short-term        - Equity
                                          investments         securities:
                                                              - convertible
                                                                securities
                                                              - warrants
                                                              - rights
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Convertible       - Convertible       - Convertible       - Active trading    - Active trading
  risks normally      securities risk     securities risk     securities risk   - Derivatives       - Convertible
  affect the        - Foreign exposure  - Credit quality    - Foreign exposure  - Emerging markets    securities risk
  Portfolio?        - Interest rate     - Currency          - Illiquidity       - Foreign exposure  - Derivatives
                      fluctuations        volatility        - Interest rate     - Growth stocks     - Market
                    - Market            - Derivatives         fluctuations      - Hedging             volatility
                      volatility        - Foreign exposure  - Market            - Illiquidity       - Real estate
                    - Real estate       - Hedging             volatility        - IPO investing       industry
                      industry          - Illiquidity       - Securities        - Market            - Securities
                    - Securities        - Market              selection           volatility          selection
                      selection           volatility        - Small sized       - Securities        - Utility industry
                    - Small and medium  - Sector risk         companies           selection
                      sized companies   - Securities                            - Small and medium
                                          selection                               sized companies
                                        - Short sale risks                      - Technology
                                        - Small and medium                        sector
                                          sized companies
                                        - Technology
                                          sector
--------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                 INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                                                  INTERNATIONAL       INTERNATIONAL
                     EMERGING MARKETS     FOREIGN VALUE      GLOBAL EQUITIES       DIVERSIFIED      GROWTH AND INCOME
                                                                                     EQUITIES
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Foreign           - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities (at      securities (at      securities:
  principal           - small-cap         least 80%):         least 80%):         least 80%)          - large-cap
  investments?          stocks            - emerging          - large-cap       - Foreign               stocks
                      - mid-cap stocks      markets (up to      stocks            securities            (foreign)
                    - Foreign               25%)              - mid-cap stocks                      - Foreign
                      securities:         - ADRs, EDRs and    - small-cap                             securities
                      - emerging            GDRs                stocks
                        markets           - foreign debt    - Foreign
                        (at least 80%)      securities (up    securities
                                            to 25%)
                                        - Equity
                                          securities
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Hybrid            - Unlisted foreign  - Foreign           - Equity            - Equity
  of investments      instruments         securities (up      securities:         securities:         securities:
  or strategies     - Equity swaps        to 15%)             - emerging          - convertible       - mid-cap stocks
  may the           - Options and       - Securities with       markets             securities          (foreign)
  Portfolio use to    futures             limited trading                         - warrants        - Foreign
  a significant                           market (up to                           - rights            securities:
  extent?                                 10%)                                  - Futures             - emerging
                                        - Derivatives                           - Foreign               markets
                                        - Illiquid                                securities:       - Fixed income
                                          securities (up                          - emerging          securities
                                          to 15%)                                   markets           (up to 20%):
                                                                                                      - investment
                                                                                                        grade
                                                                                                        securities
                                                                                                      - junk bonds (up
                                                                                                        to 20%)
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Illiquid          - Short-term        - Short-term        - Short-term        - Equity
  of investments      securities          investments         investments         investments         securities:
  may the             (up to 15%)       - Fixed income      - Currency          - Defensive           - small-cap
  Portfolio use as  - Borrowing for       securities:         transactions        investments           stocks
  part of             temporary or        - U.S. and        - Defensive         - Currency              (foreign)
  efficient           emergency             foreign           investments         transactions        - large-cap
  portfolio           purposes              companies       - Borrowing for     - Illiquid              stocks (U.S.)
  management or to    (up to 33 1/3%)     - U.S. and          temporary or        securities        - Currency
  enhance return?   - Currency              foreign           emergency           (up to 15%)         transactions
                      transactions          governments       purposes (up to   - Options and       - Short-term
                    - Short term        - Borrowing for       33 1/3%)            futures             investments
                      investments         temporary or      - Options and         (including        - Hybrid
                    - IPOs                emergency           futures             options on          instruments
                    - Fixed income        purposes (up                            indices - up to   - Equity swaps
                      securities:         to 33 1/3%)                             15%)              - IPOs
                      - junk bonds (up                                          - Forward
                        to 5%)                                                    commitments
                                                                                - Registered
                                                                                  investment
                                                                                  companies
                                                                                - ETFs
                                                                                - Firm commitment
                                                                                  agreements
                                                                                - Securities
                                                                                  lending
                                                                                  (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Credit quality    - Active trading    - Active trading    - Active trading
  risks normally    - Currency          - Currency          - Currency          - Convertible       - Credit quality
  affect the          volatility          volatility          volatility          securities risk   - Currency
  Portfolio?        - Derivatives       - Derivatives       - Derivatives       - Currency            volatility
                    - Emerging markets  - Emerging markets  - Emerging markets    volatility        - Emerging markets
                    - Foreign exposure  - Financial         - Foreign exposure  - Derivatives       - Foreign exposure
                    - Growth stocks       institutions      - Growth stocks     - Emerging markets  - Growth stocks
                    - Illiquidity         sector            - Hedging           - Foreign exposure  - Hedging
                    - IPO investing     - Foreign exposure  - Large cap         - Growth stocks     - IPO investing
                    - Market            - Hedging             companies         - Hedging           - Market
                      volatility        - Illiquidity       - Market            - Illiquidity         volatility
                    - Securities        - Interest rate       volatility        - Market            - Securities
                      selection           fluctuations      - Securities          volatility          selection
                    - Small and medium  - Market              selection         - Sector risk       - Small and medium
                      sized companies     volatility        - Small and medium  - Securities          size companies
                                        - Sector risk         sized companies     selection
                                        - Securities
                                          selection
                                        - Technology
                                          sector
--------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the

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       Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country, and is usually a bond issued by a non-European company for sale in Europe.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and

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       instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND and FOREIGN VALUE PORTFOLIOS, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively

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

nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

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                                       69
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REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in

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short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those

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                                       71
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of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as

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a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

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--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Blue Chip Growth Portfolio..................................  0.70%
Cash Management Portfolio...................................  0.49%
Corporate Bond Portfolio....................................  0.55%
Davis Venture Value Portfolio...............................  0.71%
"Dogs" of Wall Street Portfolio.............................  0.60%
Emerging Markets Portfolio..................................  1.20%
Equity Income Portfolio.....................................  0.65%
Equity Index Portfolio......................................  0.40%
Federated American Leaders Portfolio........................  0.69%
Foreign Value Portfolio.....................................  0.86%
Global Bond Portfolio.......................................  0.68%
Global Equities Portfolio...................................  0.79%
Goldman Sachs Research Portfolio............................  0.90%
Growth-Income Portfolio.....................................  0.56%
Growth Opportunities Portfolio..............................  0.75%
High-Yield Bond Portfolio...................................  0.62%
International Diversified Equities Portfolio................  0.94%

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
                         PORTFOLIO                             FEE
                         ---------                            -----
International Growth and Income Portfolio...................  0.93%
Marsico Growth Portfolio....................................  0.85%
MFS Massachusetts Investors Trust Portfolio.................  0.70%
MFS Mid-Cap Growth Portfolio................................  0.75%
MFS Total Return Portfolio..................................  0.65%
Putnam Growth: Voyager Portfolio............................  0.83%
Real Estate Portfolio.......................................  0.77%
Small & Mid Cap Value Portfolio.............................  0.98%
Small Company Value Portfolio...............................  1.00%
SunAmerica Balanced Portfolio...............................  0.63%
Technology Portfolio........................................  1.00%
Telecom Utility Portfolio...................................  0.75%
Worldwide High Income Portfolio.............................  0.80%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, Blue Chip Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

The "Dogs" of Wall Street Portfolio is managed by Steve A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager of AIG SAAMCo joined the firm in April 2004. Prior to joining AIG SAAMCo, Mr. Neimeth was a Portfolio Manager of the Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a Portfolio Manager and Research Analyst at Bear Stearns Asset Management.

The High Yield Bond Portfolio is managed by Greg Braun. Mr. Braun joined AIG SAAMCo in 2002 as a Portfolio Manager. In addition to his position with AIG SAAMCo, Mr. Braun is currently a Managing Director and Portfolio Manager-CDO/Mutual Funds of AIG Global Investment Corp. (AIGGIC). Prior to joining AIGGIC in 2001, Mr. Braun was a Senior Credit Analyst with American General Investment Management, L.P. from 1996 to 2001. Mr. Braun holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

                                                         SunAmerica Series Trust

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

Alliance Growth Portfolio
Growth-Income Portfolio
Small & Mid Cap Value Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined Alliance in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

The Small & Mid Cap Value Portfolio is managed by Alliance's U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of Joseph Gerard Paul, James MacGregor and Andrew Weiner. Mr. Paul joined Alliance in 1987 and is currently a Senior Vice President and Chief Investment Officer for Advanced Value, Small/Mid Cap Value, and REITs. Mr. MacGregor joined Alliance in 1998 and is currently the Director of Research for U.S. Small/Mid Cap Value. Mr. Weiner joined Alliance in 1997 and is currently a Senior Analyst covering capital equipment and consumer staples for Large Cap and Small Cap Equities.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

Davis Venture Value Portfolio
Real Estate Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-

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

Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

Equity Income Portfolio
Equity Index Portfolio

FAF ADVISORS, INC. (FAF)is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2005, FAF had more than $124.3 billion in assets under management.

The Equity Income Portfolio is managed by Cori B. Johnson and Gerald C. Bren. Ms. Johnson joined FAF in 1991 and is currently a Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Bren joined FAF in 1972 and is a Portfolio Manager. He holds the Chartered Financial Analyst designation.

The Equity Index Portfolio is managed by Walter French. Mr. French joined FAF in 1999 and is currently the director of FAF's Quantitative Group and is an Equity Index and Enhanced Index Portfolio Manager.

Corporate Bond Portfolio
Federated American Leaders Portfolio
Telecom Utility Portfolio

FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA (COLLECTIVELY, FEDERATED) are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio, and Federated Equity Management Company of Pennsylvania became Subadviser for the Telecom Utility Portfolio and the Federated American Leaders Portfolio. Previously, the Subadviser for each of these Portfolios was Federated Investment Counseling. Both the new Subadvisers and the previous Subadviser are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser entities did not change the portfolio managers for the three Portfolios. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2005, Federated and affiliated companies had approximately $213 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Nathan H. Kehm, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Kehm joined Federated in 1997 and is currently a Vice President and Portfolio Manager. Mr. Kehm holds the Chartered Financial Analyst designation. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

The Federated American Leaders Portfolio is managed by Kevin R. McCloskey and William Dierker. Mr. McCloskey joined Federated in 1999 and is currently a Vice President and Portfolio Manager. Mr. McCloskey holds the Chartered Financial Analyst designation. Mr. Dierker joined Federated in September 2004 and is currently a Senior Portfolio Manager and Senior Vice President. Prior to joining Federated, he was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as Vice President, Equity

                                                         SunAmerica Series Trust

Securities with Nationwide Insurance Enterprise from September 1999 to January 2002, and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker holds the Chartered Financial Analyst designation.

The Telecom Utility Portfolio is managed by John L. Nichol. Mr. Nichol joined Federated in September 2000 and is currently a Vice President and Portfolio Manager.

Small Company Value Portfolio

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Back-up portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

Goldman Sachs Research Portfolio

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Goldman Sachs Research Portfolio is managed by the following team of portfolio managers: Eileen Rominger, Sally Pope Davis, Steven M. Barry, Gregory
H. Ekizian, CFA and David G. Shell, CFA. Ms. Rominger joined GSAM in 1999 and is currently a Managing Director, Chief Investment Officer and Value Portfolio Manager. Ms. Davis joined GSAM in August 2001 and is currently a Vice President and Value Portfolio Manager. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. Mr. Barry joined GSAM in 1999 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager. Mr. Ekizian joined GSAM in January 1997 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager. Mr. Shell joined GSAM in January 1997 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager.

Global Bond Portfolio

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990

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

and a registered investment adviser since 1991. As of December 31, 2005, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

Global Equities Portfolio
SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

Marsico Growth Portfolio

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) is located at 1200 Seventeenth Street, Suite 1600, Denver, CO 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and private accounts. As of December 31, 2005, Marsico managed approximately $62.7 billion in assets.

The Marsico Growth Portfolio is managed by Thomas F. Marsico. Mr. Marsico is the Chief Investment Officer and a Portfolio Manager of Marsico. Mr. Marsico has over 20 years experience as a Securities Analyst and Portfolio Manager.

MFS Massachusetts Investors Trust Portfolio
MFS Mid-Cap Growth Portfolio
MFS Total Return Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding

                                                         SunAmerica Series Trust
of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Massachusetts Investors Trust Portfolio is managed T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

The MFS Total Return Portfolio is managed by an investment team led by Brooks Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

Growth Opportunities Portfolio
International Diversified Equities Portfolio
Technology Portfolio
Worldwide High Income Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

The Growth Opportunities Portfolio is managed by a team of portfolio managers led by Mathew Hart. Additional team members include Gary M. Lewis, Janet Luby, Dudley Brickhouse and Scott Miller. Mr. Hart, Executive Director and Portfolio Manager of MSIM, Inc., is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Lewis, Managing Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1986 and joined the investment team in 1989. Ms. Luby, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1995 and joined the investment team in 1995. Mr. Brickhouse, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1997 and joined the investment team in 1997. Mr. Miller, Vice President and Portfolio Manager of MSIM, Inc., has worked for the firm since 2001 and joined the investment team in 2001.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

SunAmerica Series Trust

The Technology Portfolio is managed by David Walker and Mary Jayne Maly. Mr. Walker, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1990 and joined the investment team in 1996. Ms. Maly, Managing Director and Portfolio Manager of MSIM, Inc., is head of the Morgan Stanley Sector Funds Group. She has been associated with MSIM Inc. in an investment management capacity since 1992.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. Members of the High Yield Team include Gordon W. Loery and Joshua Givelber. Mr. Loery is an Executive Director and Portfolio Manager of MSIM Inc. Mr. Loery joined Morgan Stanley & Co. Incorporated (Morgan Stanley), a MSIM Inc. affiliate, in 1990 as a fixed income analyst and has been a Portfolio Manager with MSIM Inc.'s affiliate Miller Anderson & Sherrerd, LLP
(MAS) since 1996. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

Emerging Markets Portfolio
International Growth and Income Portfolio
Putnam Growth: Voyager Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Analyst on Putnam's Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience.

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

The Putnam: Growth Voyager Portfolio is managed by the following portfolio managers: Kelly A. Morgan and Robert E. Ginsberg. Ms. Morgan is a Managing Director and Chief Investment Officer of Putnam's Large-Cap Growth team, and is a portfolio leader for other Putnam funds. Ms. Morgan joined Putnam in 1996 and has 16 years of investment experience. Ms. Morgan is a co-Portfolio Leader. Mr. Ginsberg is a Managing Director and a portfolio leader, as well as a portfolio member, for several Putnam funds. Mr. Ginsberg joined Putnam in 2004 and has 7 years of investment experience. Before joining Putnam, he was a Portfolio Manager and Senior Equity Analyst with Delaware Investments from 1997 to 2004. Mr. Ginsberg holds the Chartered Financial Analyst designation. In addition, he is the other co-Portfolio Leader.

                                                         SunAmerica Series Trust

Foreign Value Portfolio

TEMPLETON INVESTMENT COUNSEL, LLC (TEMPLETON) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Hellmer and Gary
P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager and Research Analyst. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Hellmer joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

SunAmerica Series Trust

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                               Cash Management Portfolio Class 2
      07/09/01@-
      01/31/02      11.34       0.12          0.03           0.15         (0.44)            --          (0.44)       11.05
      01/31/03      11.05       0.12          0.01           0.13         (0.36)            --          (0.36)       10.82
      01/31/04      10.82       0.06         (0.01)          0.05         (0.21)            --          (0.21)       10.66
      01/31/05      10.66       0.08          0.01           0.09         (0.07)            --          (0.07)       10.68
      01/31/06      10.68       0.30            --           0.30         (0.08)            --          (0.08)       10.90
                                               Cash Management Portfolio Class 3
      09/30/02@-
      01/31/03      10.78       0.02          0.01           0.03            --             --             --        10.81
      01/31/04      10.81       0.04          0.01           0.05         (0.21)            --          (0.21)       10.65
      01/31/05      10.65       0.08         (0.01)          0.07         (0.06)            --          (0.06)       10.66
      01/31/06      10.66       0.29            --           0.29         (0.07)            --          (0.07)       10.88
                                                Corporate Bond Portfolio Class 1
      01/31/02      11.22       0.84         (0.26)          0.58         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.80         (0.02)          0.78         (0.71)            --          (0.71)       11.24
      01/31/04      11.24       0.69          0.71           1.40         (0.72)            --          (0.72)       11.92
      01/31/05      11.92       0.65          0.07           0.72         (0.62)            --          (0.62)       12.02
      01/31/06      12.02       0.62         (0.44)          0.18         (0.55)            --          (0.55)       11.65
                                                Corporate Bond Portfolio Class 2
      07/09/01@-
      01/31/02      11.37       0.43            --           0.43         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.73          0.03           0.76         (0.70)            --          (0.70)       11.23
      01/31/04      11.23       0.67          0.71           1.38         (0.70)            --          (0.70)       11.91
      01/31/05      11.91       0.63          0.07           0.70         (0.61)            --          (0.61)       12.00
      01/31/06      12.00       0.60         (0.42)          0.18         (0.54)            --          (0.54)       11.64
                                                Corporate Bond Portfolio Class 3
      09/30/02@-
      01/31/03      10.83       0.20          0.20           0.40            --             --             --        11.23
      01/31/04      11.23       0.61          0.75           1.36         (0.70)            --          (0.70)       11.89
      01/31/05      11.89       0.59          0.11           0.70         (0.60)            --          (0.60)       11.99
      01/31/06      11.99       0.58         (0.43)          0.15         (0.52)            --          (0.52)       11.62
                                                 Global Bond Portfolio Class 1
      01/31/02      11.21       0.43          0.02           0.45         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.42          0.25           0.67         (0.18)         (0.15)         (0.33)       10.97
      01/31/04      10.97       0.36          0.05           0.41            --             --             --        11.38
      01/31/05      11.38       0.32          0.18           0.50            --          (0.14)         (0.14)       11.74
      01/31/06      11.74       0.28          0.06           0.34         (0.38)         (0.06)         (0.44)       11.64
                                                 Global Bond Portfolio Class 2
      07/09/01@-
      01/31/02      11.41       0.21          0.04           0.25         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.38          0.27           0.65         (0.17)         (0.15)         (0.32)       10.96
      01/31/04      10.96       0.33          0.06           0.39            --             --             --        11.35
      01/31/05      11.35       0.30          0.18           0.48            --          (0.14)         (0.14)       11.69
      01/31/06      11.69       0.26          0.06           0.32         (0.37)         (0.06)         (0.43)       11.58
                                                 Global Bond Portfolio Class 3
      09/30/02@-
      01/31/03      10.68       0.11          0.17           0.28            --             --             --        10.96
      01/31/04      10.96       0.30          0.08           0.38            --             --             --        11.34
      01/31/05      11.34       0.28          0.18           0.46            --          (0.14)         (0.14)       11.66
      01/31/06      11.66       0.24          0.07           0.31         (0.35)         (0.06)         (0.41)       11.56

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               Cash Management Portfolio Class 1
      01/31/02       3.48%   $600,741     0.52%          3.31%           --%
      01/31/03       1.22     457,994      0.52           1.37           --
      01/31/04       0.72     244,351      0.54           0.69           --
      01/31/05       0.86     227,570      0.56           0.90           --
      01/31/06       3.04     191,254      0.54           2.91           --
                               Cash Management Portfolio Class 2
      07/09/01@-
      01/31/02       1.34      22,093      0.68+          1.75+          --
      01/31/03       1.22      82,513      0.67           1.13           --
      01/31/04       0.48      54,706      0.69           0.54           --
      01/31/05       0.80      56,609      0.71           0.77           --
      01/31/06       2.80      46,240      0.69           2.75           --
                               Cash Management Portfolio Class 3
      09/30/02@-
      01/31/03       0.28      10,355      0.76+          0.68+          --
      01/31/04       0.45      59,832      0.80           0.37           --
      01/31/05       0.63     109,704      0.81           0.75           --
      01/31/06       2.70     124,629      0.79           2.70           --
                                Corporate Bond Portfolio Class 1
      01/31/02       5.27     258,912      0.67           7.41           83(1)
      01/31/03       7.17     263,378      0.65           7.17           46(1)
      01/31/04      12.67     277,860      0.64           5.89           48(1)
      01/31/05       6.18     279,090      0.63           5.46           33(1)
      01/31/06       1.60     280,564      0.62           5.23           44
                                Corporate Bond Portfolio Class 2
      07/09/01@-
      01/31/02       3.84      10,530      0.82+          7.05+          83(1)
      01/31/03       6.99      40,274      0.80           6.87           46(1)
      01/31/04      12.53      55,428      0.79           5.73           48(1)
      01/31/05       5.95      63,706      0.78           5.30           33(1)
      01/31/06       1.54      61,250      0.77           5.08           44
                                Corporate Bond Portfolio Class 3
      09/30/02@-
      01/31/03       3.69       2,965      0.87+          5.87+          46(1)
      01/31/04      12.31      29,614      0.90           5.56           48(1)
      01/31/05       5.96      92,720      0.89           5.13           33(1)
      01/31/06       1.35     142,751      0.87           4.96           44
                                 Global Bond Portfolio Class 1
      01/31/02       4.03     145,556      0.81           3.84          193
      01/31/03       6.36     132,160      0.80           3.89           66
      01/31/04       3.74     114,854      0.82           3.17          115
      01/31/05       4.38     102,785      0.83           2.79           86
      01/31/06       2.98      97,472      0.83           2.39          164
                                 Global Bond Portfolio Class 2
      07/09/01@-
      01/31/02       2.17       2,873      0.97+         3.46+          193
      01/31/03       6.18      10,931      0.94           3.70           66
      01/31/04       3.56      14,577      0.97           3.00          115
      01/31/05       4.22      16,528      0.98           2.63           86
      01/31/06       2.76      18,586      0.98           2.25          164
                                 Global Bond Portfolio Class 3
      09/30/02@-
      01/31/03       2.62         848      0.98+          3.20+          66
      01/31/04       3.47       8,162      1.07           2.82          115
      01/31/05       4.04      17,720      1.09           2.51           86
      01/31/06       2.75      29,074      1.08           2.15          164

(See next page for footnotes.)

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        Corporate Bond                                                 83%    45%    46%    32%

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               High-Yield Bond Portfolio Class 1
      01/31/02     $ 9.08      $0.98        $(1.94)        $(0.96)       $(1.11)        $   --         $(1.11)      $ 7.01
      01/31/03       7.01       0.63         (0.98)         (0.35)        (0.99)            --          (0.99)        5.67
      01/31/04       5.67       0.58          1.21           1.79         (0.46)            --          (0.46)        7.00
      01/31/05       7.00       0.61          0.35           0.96         (0.66)            --          (0.66)        7.30
      01/31/06       7.30       0.57          0.16           0.73         (0.77)            --          (0.77)        7.26
                                               High-Yield Bond Portfolio Class 2
      07/09/01@-
      01/31/02       8.48       0.43         (0.80)         (0.37)        (1.11)            --          (1.11)        7.00
      01/31/03       7.00       0.57         (0.92)         (0.35)        (0.98)            --          (0.98)        5.67
      01/31/04       5.67       0.55          1.22           1.77         (0.45)            --          (0.45)        6.99
      01/31/05       6.99       0.59          0.35           0.94         (0.65)            --          (0.65)        7.28
      01/31/06       7.28       0.56          0.17           0.73         (0.76)            --          (0.76)        7.25
                                               High-Yield Bond Portfolio Class 3
      09/30/02@-
      01/31/03       5.21       0.18          0.28           0.46            --             --             --         5.67
      01/31/04       5.67       0.54          1.22           1.76         (0.45)            --          (0.45)        6.98
      01/31/05       6.98       0.57          0.37           0.94         (0.64)            --          (0.64)        7.28
      01/31/06       7.28       0.54          0.17           0.71         (0.75)            --          (0.75)        7.24
                                            Worldwide High Income Portfolio Class 1
      01/31/02       9.74       0.93         (1.85)         (0.92)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.67         (0.72)         (0.05)        (1.06)            --          (1.06)        6.54
      01/31/04       6.54       0.52          1.11           1.63         (0.63)            --          (0.63)        7.54
      01/31/05       7.54       0.56          0.07           0.63         (0.49)            --          (0.49)        7.68
      01/31/06       7.68       0.52          0.10           0.62         (0.63)            --          (0.63)        7.67
                                            Worldwide High Income Portfolio Class 2
      07/09/01@-
      01/31/02       8.92       0.45         (0.55)         (0.10)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.62         (0.70)         (0.08)        (1.05)            --          (1.05)        6.52
      01/31/04       6.52       0.49          1.13           1.62         (0.62)            --          (0.62)        7.52
      01/31/05       7.52       0.54          0.07           0.61         (0.48)            --          (0.48)        7.65
      01/31/06       7.65       0.50          0.11           0.61         (0.62)            --          (0.62)        7.64
                                            Worldwide High Income Portfolio Class 3
      11/11/02@-
      01/31/03       6.15       0.14          0.23           0.37            --             --             --         6.52
      01/31/04       6.52       0.49          1.11           1.60         (0.62)            --          (0.62)        7.50
      01/31/05       7.50       0.50          0.11           0.61         (0.47)            --          (0.47)        7.64
      01/31/06       7.64       0.48          0.12           0.60         (0.61)            --          (0.61)        7.63

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**    (000S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               High-Yield Bond Portfolio Class 1
      01/31/02     (10.11)%  $255,845      0.71%         12.18%         148%(2)
      01/31/03      (3.92)    221,410      0.75          10.09          121(2)
      01/31/04      32.41     311,063      0.73           9.09          125(2)
      01/31/05      14.59     269,008      0.72           8.66           88(2)
      01/31/06      10.65     242,766      0.74(1)        7.75(1)        71
                               High-Yield Bond Portfolio Class 2
      07/09/01@-
      01/31/02      (3.92)      4,785      0.88+         11.22+         148(2)
      01/31/03      (3.87)     18,881      0.91          10.15          121(2)
      01/31/04      32.05      44,595      0.88           8.82          125(2)
      01/31/05      14.29      44,426      0.87           8.49           88(2)
      01/31/06      10.65      41,544      0.89(1)        7.59(1)        71
                               High-Yield Bond Portfolio Class 3
      09/30/02@-
      01/31/03       8.83       3,165      1.04+         10.74+         121(2)
      01/31/04      31.84      28,897      0.97           8.51          125(2)
      01/31/05      14.36      42,599      0.97           8.31           88(2)
      01/31/06      10.41      54,144      0.99(1)        7.48(1)        71
                            Worldwide High Income Portfolio Class 1
      01/31/02      (8.61)     93,599      1.11(1)       10.97(1)       139(2)
      01/31/03       0.45      77,847      1.15           9.55          103(2)
      01/31/04      25.40      92,530      1.15           7.16          149(2)
      01/31/05       8.64      86,357      1.13           7.37           90(2)
      01/31/06       8.49      80,462      0.97           6.69           48
                            Worldwide High Income Portfolio Class 2
      07/09/01@-
      01/31/02      (0.25)      1,028      1.27+(1)      10.53+(1)      139(2)
      01/31/03       0.10       3,247      1.29           9.44          103(2)
      01/31/04      25.31       6,927      1.30           7.00          149(2)
      01/31/05       8.38       8,064      1.28           7.22           90(2)
      01/31/06       8.36       8,336      1.12           6.52           48
                            Worldwide High Income Portfolio Class 3
      11/11/02@-
      01/31/03       6.02         106      1.36+          9.43+         103(2)
      01/31/04      24.95         718      1.39           6.74          149(2)
      01/31/05       8.43       1,123      1.38           7.06           90(2)
      01/31/06       8.26       1,622      1.22           6.36           48

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Gross of custody credits of 0.01%, for the periods ending
        January 31, 2002 and January 31, 2006.
   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        High-Yield Bond.............................................  148%   121%   125%    88%
        Worldwide High Income.......................................  139    103    149     90

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02     $17.64      $0.31        $(3.12)        $(2.81)       $(0.33)        $(0.48)        $(0.81)      $14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08
                                             SunAmerica Balanced Portfolio Class 2
      07/09/01@-
      01/31/02      15.65       0.13         (0.96)         (0.83)        (0.33)         (0.48)         (0.81)       14.01
      01/31/03      14.01       0.21         (2.31)         (2.10)        (0.33)            --          (0.33)       11.58
      01/31/04      11.58       0.16          1.95           2.11         (0.27)            --          (0.27)       13.42
      01/31/05      13.42       0.26          0.31           0.57         (0.19)            --          (0.19)       13.80
      01/31/06      13.80       0.28          0.31           0.59         (0.33)            --          (0.33)       14.06
                                             SunAmerica Balanced Portfolio Class 3
      09/30/02@-
      01/31/03      11.84       0.05         (0.32)         (0.27)           --             --             --        11.57
      01/31/04      11.57       0.14          1.96           2.10         (0.27)            --          (0.27)       13.40
      01/31/05      13.40       0.25          0.31           0.56         (0.18)            --          (0.18)       13.78
      01/31/06      13.78       0.27          0.31           0.58         (0.32)            --          (0.32)       14.04
                                               MFS Total Return Portfolio Class 1
      01/31/02      16.29       0.46         (0.52)         (0.06)        (0.32)         (0.52)         (0.84)       15.39
      01/31/03      15.39       0.41         (1.34)         (0.93)        (0.29)         (0.18)         (0.47)       13.99
      01/31/04      13.99       0.36          2.51           2.87         (0.65)            --          (0.65)       16.21
      01/31/05      16.21       0.41          0.97           1.38         (0.03)            --          (0.03)       17.56
      01/31/06      17.56       0.44          0.50           0.94         (0.39)         (0.85)         (1.24)       17.26
                                               MFS Total Return Portfolio Class 2
      07/09/01@-
      01/31/02      16.17       0.20         (0.16)          0.04         (0.31)         (0.52)         (0.83)       15.38
      01/31/03      15.38       0.36         (1.31)         (0.95)        (0.28)         (0.18)         (0.46)       13.97
      01/31/04      13.97       0.33          2.52           2.85         (0.61)            --          (0.61)       16.21
      01/31/05      16.21       0.38          0.98           1.36         (0.03)            --          (0.03)       17.54
      01/31/06      17.54       0.41          0.51           0.92         (0.37)         (0.85)         (1.22)       17.24
                                               MFS Total Return Portfolio Class 3
      09/30/02@-
      01/31/03      13.61       0.09          0.27           0.36            --             --             --        13.97
      01/31/04      13.97       0.30          2.53           2.83         (0.59)            --          (0.59)       16.21
      01/31/05      16.21       0.36          0.98           1.34         (0.03)            --          (0.03)       17.52
      01/31/06      17.52       0.38          0.52           0.90         (0.35)         (0.85)         (1.20)       17.22

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                             SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)%  $471,194     0.66%          2.00%          322%(2)
      01/31/03     (14.95)    310,531      0.68           1.91          611(2)
      01/31/04      18.51     318,419      0.69           1.45          187(2)
      01/31/05       4.52     275,323      0.72(1)        2.03(1)       192(2)
      01/31/06       4.55(3)  224,250      0.73(1)        2.16(1)       227
                             SunAmerica Balanced Portfolio Class 2
      07/09/01@-
      01/31/02      (5.26)      6,094     0.82+           1.63+         322(2)
      01/31/03     (15.04)     19,712      0.82           1.72          611(2)
      01/31/04      18.36      27,532      0.84           1.30          187(2)
      01/31/05       4.30      26,777      0.87(1)        1.89(1)       192(2)
      01/31/06       4.40(3)   23,725      0.88(1)        2.01(1)       227
                             SunAmerica Balanced Portfolio Class 3
      09/30/02@-
      01/31/03      (2.28)        579      0.89+          1.33+         611(2)
      01/31/04      18.25       6,581      0.95           1.20          187(2)
      01/31/05       4.21      12,460      0.98(1)        1.86(1)       192(2)
      01/31/06       4.31(3)   12,943      0.98(1)        1.90(1)       227
                               MFS Total Return Portfolio Class 1
      01/31/02      (0.25)    469,605      0.73           2.93          108(2)
      01/31/03      (5.96)    516,660      0.72(1)        2.81(1)        73(2)
      01/31/04      20.73     630,428      0.74(1)        2.37(1)        56(2)
      01/31/05       8.53     660,464      0.74(1)        2.42(1)        64(2)
      01/31/06       5.74     674,833      0.71(1)        2.48(1)        44
                               MFS Total Return Portfolio Class 2
      07/09/01@-
      01/31/02       0.39      20,010      0.88+          2.39+         108(2)
      01/31/03      (6.12)     92,257      0.87(1)        2.62(1)        73(2)
      01/31/04      20.58     141,025      0.89(1)        2.21(1)        56(2)
      01/31/05       8.40     146,906      0.89(1)        2.27(1)        64(2)
      01/31/06       5.59     140,809      0.86(1)        2.33(1)        44
                               MFS Total Return Portfolio Class 3
      09/30/02@-
      01/31/03       2.65       6,325      0.98+(1)       2.24+(1)       73(2)
      01/31/04      20.43      59,339      0.99(1)        2.05(1)        56(2)
      01/31/05       8.27     141,874      0.99(1)        2.19(1)        64(2)
      01/31/06       5.50     205,505      0.96(1)        2.22(1)        44

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       SunAmerica Balanced Class 1.................................   --%     --%    0.00%    0.02%
       SunAmerica Balanced Class 2.................................   --      --     0.00     0.02
       SunAmerica Balanced Class 3.................................   --      --     0.00     0.02
       MFS Total Return Class 1....................................  0.01    0.02    0.02     0.01
       MFS Total Return Class 2....................................  0.01    0.02    0.02     0.01
       MFS Total Return Class 3....................................  0.01    0.02    0.02     0.01

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced ........................................  322%   611%   186%   192%
        MFS Total Return............................................  105     68     49     60

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------------
                    NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                   ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                   VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
       PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED    OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      -------------------------------------------------------------------------------------------------------------------
                                               Telecom Utility Portfolio Class 1
      01/31/02    $12.39      $0.70        $(2.70)        $(2.00)       $(0.38)        $   --         $(0.38)      $10.01
      01/31/03     10.01       0.41         (2.71)         (2.30)        (0.87)            --          (0.87)        6.84
      01/31/04      6.84       0.36          1.25           1.61         (0.48)            --          (0.48)        7.97
      01/31/05      7.97       0.34          0.75           1.09         (0.41)            --          (0.41)        8.65
      01/31/06      8.65       0.32          0.60           0.92         (0.39)            --          (0.39)        9.18
                                               Telecom Utility Portfolio Class 2
      07/09/01@-
      01/31/02     11.97       0.32         (1.91)         (1.59)        (0.37)            --          (0.37)       10.01
      01/31/03     10.01       0.38         (2.69)         (2.31)        (0.86)            --          (0.86)        6.84
      01/31/04      6.84       0.35          1.24           1.59         (0.47)            --          (0.47)        7.96
      01/31/05      7.96       0.32          0.76           1.08         (0.40)            --          (0.40)        8.64
      01/31/06      8.64       0.31          0.60           0.91         (0.38)            --          (0.38)        9.17
                                               Telecom Utility Portfolio Class 3
      11/11/02@-
      01/31/03      6.75       0.09            --           0.09            --             --             --         6.84
      01/31/04      6.84       0.33          1.25           1.58         (0.47)            --          (0.47)        7.95
      01/31/05      7.95       0.33          0.74           1.07         (0.39)            --          (0.39)        8.63
      01/31/06      8.63       0.29          0.61           0.90         (0.37)            --          (0.37)        9.16
                                                Equity Income Portfolio Class 1
      01/31/02     11.71       0.21         (0.85)         (0.64)        (0.19)            --          (0.19)       10.88
      01/31/03     10.88       0.18         (2.15)         (1.97)        (0.19)            --          (0.19)        8.72
      01/31/04      8.72       0.13          2.61           2.74         (0.17)            --          (0.17)       11.29
      01/31/05     11.29       0.15          0.40           0.55         (0.15)            --          (0.15)       11.69
      01/31/06     11.69       0.13          1.11           1.24         (0.21)         (0.08)         (0.29)       12.64
                                                Equity Index Portfolio Class 1
      01/31/02     11.70       0.08         (2.02)         (1.94)        (0.08)         (0.09)         (0.17)        9.59
      01/31/03      9.59       0.09         (2.33)         (2.24)        (0.08)            --          (0.08)        7.27
      01/31/04      7.27       0.10          2.34           2.44         (0.09)            --          (0.09)        9.62
      01/31/05      9.62       0.14          0.40           0.54         (0.11)            --          (0.11)       10.05
      01/31/06     10.05       0.14          0.84           0.98         (0.17)            --          (0.17)       10.86

      ---------  -----------------------------------------------------------
                              NET      RATIO OF     RATIO OF NET
                            ASSETS    EXPENSES TO    INVESTMENT
                            END OF      AVERAGE      INCOME TO
       PERIOD     TOTAL     PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED    RETURN**   (000S)      ASSETS         ASSETS      TURNOVER
      ---------  -----------------------------------------------------------
                              Telecom Utility Portfolio Class 1
      01/31/02    (16.46)%  $84,766      0.85%(1)       6.09%(1)      102%
      01/31/03    (22.90)    52,982      0.95(3)        4.82(3)       123
      01/31/04     24.12     50,898      0.98(3)        4.83(3)        19
      01/31/05     14.11     50,866      0.97(3)        4.10(3)        29
      01/31/06     10.90     43,498      0.91(3)        3.54(3)         6
                              Telecom Utility Portfolio Class 2
      07/09/01@
      01/31/02    (13.56)     1,421      1.01+(1)       5.16+(1)      102
      01/31/03    (22.99)     3,466      1.12(3)        4.90(3)       123
      01/31/04     23.78      3,835      1.13(3)        4.64(3)        19
      01/31/05     13.97      4,427      1.12(3)        3.94(3)        29
      01/31/06     10.76      4,739      1.06(3)        3.37(3)         6
                              Telecom Utility Portfolio Class 3
      11/11/02@
      01/31/03      1.33        103      1.29+(3)       6.18+(3)      123
      01/31/04     23.61        188      1.23(3)        4.41(3)        19
      01/31/05     13.89        142      1.22(3)        4.07(3)        29
      01/31/06     10.67        278      1.15(3)        3.24(3)         6
                               Equity Income Portfolio Class 1
      01/31/02     (5.44)     8,060      0.95(2)        1.89(2)        30
      01/31/03    (18.06)     6,449      1.13(2)        1.84(2)        74
      01/31/04     31.51      8,715      1.35(2)        1.35(2)        27
      01/31/05      4.95      7,164      1.35(2)        1.28(2)        23
      01/31/06     10.80      5,801      1.35(2)(4)     1.09(2)(4)     17
                               Equity Index Portfolio Class 1
      01/31/02    (16.57)    51,434      0.55(2)        0.80(2)         5
      01/31/03    (23.31)    37,586      0.55(2)        1.07(2)         4
      01/31/04     33.68     49,616      0.55(2)        1.19(2)         1
      01/31/05      5.65     46,789      0.55(2)        1.42(2)         4
      01/31/06      9.86     41,634      0.55(2)(4)     1.32(2)(4)      2

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Gross of custody credits of 0.01%
   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                               EXPENSES                        NET INVESTMENT INCOME (LOSS)
                                                ---------------------------------------    ------------------------------------
                                                1/02    1/03    1/04    1/05     1/06      1/02    1/03    1/04    1/05    1/06
                                                ---------------------------------------    ------------------------------------
       Equity Income Class 1..................  1.91%   1.54%   1.77%   1.81%   1.90%(1)   0.93%   1.43%   0.93%   0.82%   0.54%(1)
       Equity Index Class 1...................  0.59    0.58    0.62    0.63    0.63       0.76    1.04    1.12    1.34    1.24

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                  ----------------------------
                                                                  1/03    1/04    1/05    1/06
                                                                  ----------------------------
       Telecom Utility Class 1..................................  0.07%   0.04%   0.01%   0.03%
       Telecom Utility Class 2..................................  0.08    0.04    0.01    0.03
       Telecom Utility Class 3..................................  0.07    0.04    0.01    0.03

   (4)  Net of custody credits of 0.01%

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                                Growth-Income Portfolio Class 1
      01/31/02     $29.05      $0.15       $ (6.00)        $(5.85)       $(0.19)        $(1.26)        $(1.45)      $21.75
      01/31/03      21.75       0.16         (4.86)         (4.70)        (0.17)            --          (0.17)       16.88
      01/31/04      16.88       0.13          5.43           5.56         (0.19)            --          (0.19)       22.25
      01/31/05      22.25       0.10          1.06           1.16         (0.16)            --          (0.16)       23.25
      01/31/06      23.25       0.14          3.11           3.25         (0.14)            --          (0.14)       26.36
                                                Growth-Income Portfolio Class 2
      07/09/01@-
      01/31/02      25.28       0.05         (2.15)         (2.10)        (0.18)         (1.26)         (1.44)       21.74
      01/31/03      21.74       0.12         (4.85)         (4.73)        (0.15)            --          (0.15)       16.86
      01/31/04      16.86       0.10          5.42           5.52         (0.16)            --          (0.16)       22.22
      01/31/05      22.22       0.07          1.06           1.13         (0.13)            --          (0.13)       23.22
      01/31/06      23.22       0.11          3.10           3.21         (0.10)            --          (0.10)       26.33
                                                Growth-Income Portfolio Class 3
      09/30/02@-
      01/31/03      16.90       0.03         (0.08)         (0.05)           --             --             --        16.85
      01/31/04      16.85       0.07          5.44           5.51         (0.16)            --          (0.16)       22.20
      01/31/05      22.20       0.04          1.06           1.10         (0.11)            --          (0.11)       23.19
      01/31/06      23.19       0.08          3.10           3.18         (0.08)            --          (0.08)       26.29
                                          Federated American Leaders Portfolio Class 1
      01/31/02      16.72       0.16         (1.44)         (1.28)        (0.21)         (0.39)         (0.60)       14.84
      01/31/03      14.84       0.19         (3.27)         (3.08)        (0.15)            --          (0.15)       11.61
      01/31/04      11.61       0.21          3.63           3.84         (0.21)            --          (0.21)       15.24
      01/31/05      15.24       0.23          0.82           1.05         (0.23)            --          (0.23)       16.06
      01/31/06      16.06       0.25          1.09           1.34         (0.26)            --          (0.26)       17.14
                                          Federated American Leaders Portfolio Class 2
      07/09/01@-
      01/31/02      16.11       0.07         (0.75)         (0.68)        (0.20)         (0.39)         (0.59)       14.84
      01/31/03      14.84       0.16         (3.28)         (3.12)        (0.13)            --          (0.13)       11.59
      01/31/04      11.59       0.19          3.63           3.82         (0.19)            --          (0.19)       15.22
      01/31/05      15.22       0.21          0.82           1.03         (0.21)            --          (0.21)       16.04
      01/31/06      16.04       0.22          1.09           1.31         (0.24)            --          (0.24)       17.11
                                          Federated American Leaders Portfolio Class 3
      09/30/02@-
      01/31/03      11.10       0.05          0.44           0.49            --             --             --        11.59
      01/31/04      11.59       0.16          3.64           3.80         (0.19)            --          (0.19)       15.20
      01/31/05      15.20       0.19          0.82           1.01         (0.19)            --          (0.19)       16.02
      01/31/06      16.02       0.20          1.10           1.30         (0.23)            --          (0.23)       17.09

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS       NET ASSETS    TURNOVER
      ----------  --------------------------------------------------------------
                                 Growth-Income Portfolio Class 1
      01/31/02     (19.96)%  $1,450,218      0.58%          0.62%          56%
      01/31/03     (21.61)      877,271      0.59(1)        0.79(1)        45
      01/31/04      33.04       981,864      0.64(1)        0.62(1)        56
      01/31/05       5.25       831,173      0.64(1)        0.43(1)        44
      01/31/06      14.05       715,382      0.61(1)        0.58(1)        36
                                 Growth-Income Portfolio Class 2
      07/09/01@-
      01/31/02      (8.11)       14,959      0.74+          0.44+          56
      01/31/03     (21.75)       35,928      0.74(1)        0.64(1)        45
      01/31/04      32.84        49,786      0.79(1)        0.46(1)        56
      01/31/05       5.12        44,957      0.79(1)        0.28(1)        44
      01/31/06      13.90        42,623      0.76(1)        0.43(1)        36
                                 Growth-Income Portfolio Class 3
      09/30/02@-
      01/31/03      (0.30)        2,139      0.81+(1)       0.53+(1)       45
      01/31/04      32.76        10,635      0.90(1)        0.31(1)        56
      01/31/05       4.99        18,873      0.89(1)        0.15(1)        44
      01/31/06      13.77        21,564      0.86(1)        0.32(1)        36
                           Federated American Leaders Portfolio Class 1
      01/31/02      (7.53)      270,692      0.76           1.05           33
      01/31/03     (20.76)      191,653      0.76(1)        1.41(1)        32
      01/31/04      33.25       224,293      0.84(1)        1.55(1)        31
      01/31/05       6.95(2)    203,016      0.80(1)        1.47(1)        54
      01/31/06       8.50       176,962      0.76(1)        1.46(1)        55
                           Federated American Leaders Portfolio Class 2
      07/09/01@-
      01/31/02      (4.07)        6,864      0.91+          0.92+          33
      01/31/03     (20.98)       16,432      0.92(1)        1.30(1)        32
      01/31/04      33.13        22,101      0.99(1)        1.40(1)        31
      01/31/05       6.83(2)     23,450      0.95(1)        1.32(1)        54
      01/31/06       8.29        21,346      0.91(1)        1.31(1)        55
                           Federated American Leaders Portfolio Class 3
      09/30/02@-
      01/31/03       4.41         1,119      0.98+(1)       1.32+(1)       32
      01/31/04      32.92         9,470      1.09(1)        1.19(1)        31
      01/31/05       6.75(2)     33,299      1.06(1)        1.21(1)        54
      01/31/06       8.20        49,769      1.01(1)        1.19(1)        55

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       Growth-Income Class 1.......................................  0.01%   0.04%   0.03%    0.01%
       Growth-Income Class 2.......................................  0.01    0.04    0.03     0.01
       Growth-Income Class 3.......................................  0.01    0.04    0.03     0.01
       Federated American Leaders Class 1..........................  0.01    0.07    0.04     0.05
       Federated American Leaders Class 2..........................  0.02    0.07    0.04     0.05
       Federated American Leaders Class 3..........................  0.01    0.07    0.05     0.04


   (2) The Portfolios performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12        $(4.78)        $(4.66)       $(0.13)        $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)        (0.12)            --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68         (0.17)            --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44         (0.22)            --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53         (0.28)            --          (0.28)       29.19
                                             Davis Venture Value Portfolio Class 2
      07/09/01@-
      01/31/02      26.21       0.05         (1.57)         (1.52)        (0.12)         (4.00)         (4.12)       20.57
      01/31/03      20.57       0.12         (3.39)         (3.27)        (0.10)            --          (0.10)       17.20
      01/31/04      17.20       0.17          6.47           6.64         (0.15)            --          (0.15)       23.69
      01/31/05      23.69       0.22          2.18           2.40         (0.19)            --          (0.19)       25.90
      01/31/06      25.90       0.24          3.25           3.49         (0.24)            --          (0.24)       29.15
                                             Davis Venture Value Portfolio Class 3
      09/30/02@-
      01/31/03      16.49       0.03          0.67           0.70            --             --             --        17.19
      01/31/04      17.19       0.12          6.49           6.61         (0.14)            --          (0.14)       23.66
      01/31/05      23.66       0.22          2.15           2.37         (0.17)            --          (0.17)       25.86
      01/31/06      25.86       0.20          3.27           3.47         (0.22)            --          (0.22)       29.11
                                            "Dogs" of Wall Street Portfolio Class 1
      01/31/02       9.02       0.20          0.36           0.56         (0.20)            --          (0.20)        9.38
      01/31/03       9.38       0.22         (1.44)         (1.22)        (0.17)            --          (0.17)        7.99
      01/31/04       7.99       0.24          2.07           2.31         (0.24)            --          (0.24)       10.06
      01/31/05      10.06       0.21          0.35           0.56         (0.25)            --          (0.25)       10.37
      01/31/06      10.37       0.24          0.04           0.28         (0.26)         (0.02)         (0.28)       10.37
                                            "Dogs" of Wall Street Portfolio Class 2
      07/09/01@-
      01/31/02       9.15       0.09          0.34           0.43         (0.20)            --          (0.20)        9.38
      01/31/03       9.38       0.19         (1.43)         (1.24)        (0.16)            --          (0.16)        7.98
      01/31/04       7.98       0.22          2.08           2.30         (0.23)            --          (0.23)       10.05
      01/31/05      10.05       0.19          0.35           0.54         (0.23)            --          (0.23)       10.36
      01/31/06      10.36       0.22          0.04           0.26         (0.24)         (0.02)         (0.26)       10.36
                                            "Dogs" of Wall Street Portfolio Class 3
      09/30/02@-
      01/31/03       7.90       0.05          0.03           0.08            --             --             --         7.98
      01/31/04       7.98       0.19          2.10           2.29         (0.23)            --          (0.23)       10.04
      01/31/05      10.04       0.18          0.34           0.52         (0.22)            --          (0.22)       10.34
      01/31/06      10.34       0.21          0.05           0.26         (0.23)         (0.02)         (0.25)       10.35

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET       AVERAGE NET    PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------------------------------
                              Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050      0.76%          0.49%          30%
      01/31/03     (15.79)    1,612,985      0.75           0.81           17
      01/31/04      38.95     2,004,101      0.77           1.03           13
      01/31/05      10.35     1,913,355      0.79(1)        1.03(1)         9
      01/31/06      13.71     1,819,150      0.76(1)        1.04(1)        14
                              Davis Venture Value Portfolio Class 2
      07/09/01@-
      01/31/02      (5.48)       33,826      0.92+          0.43+          30
      01/31/03     (15.88)       95,566      0.90           0.69           17
      01/31/04      38.68       176,392      0.92           0.84           13
      01/31/05      10.18       214,007      0.94(1)        0.87(1)         9
      01/31/06      13.57       224,338      0.91(1)        0.88(1)        14
                              Davis Venture Value Portfolio Class 3
      09/30/02@-
      01/31/03       4.24         7,105      0.97+          0.48+          17
      01/31/04      38.54        88,056      1.03           0.61           13
      01/31/05      10.06       232,729      1.04(1)        0.74(1)         9
      01/31/06      13.49       370,408      1.01(1)        0.73(1)        14
                             "Dogs" of Wall Street Portfolio Class 1
      01/31/02       6.34       112,588      0.71           2.22           35
      01/31/03     (13.07)       99,103      0.69           2.42           67
      01/31/04      29.27       105,109      0.71           2.67           56
      01/31/05       5.67        92,258      0.71           2.05           30
      01/31/06       2.91        68,668      0.70(1)        2.26(1)        26
                             "Dogs" of Wall Street Portfolio Class 2
      07/09/01@-
      01/31/02       4.79         3,049      0.86+          1.78+          35
      01/31/03     (13.26)       10,735      0.84           2.29           67
      01/31/04      29.12        20,038      0.86           2.46           56
      01/31/05       5.54        22,040      0.86           1.91           30
      01/31/06       2.75        19,414      0.85(1)        2.10(1)        26
                             "Dogs" of Wall Street Portfolio Class 3
      09/30/02@-
      01/31/03       1.01           569      0.92+          1.91+          67
      01/31/04      28.95         6,743      0.96           2.21           56
      01/31/05       5.34        12,628      0.96           1.81           30
      01/31/06       2.75        12,873      0.95(1)        2.01(1)        26

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                   -----------
                                                   1/05   1/06
                                                   -----------
       Davis Venture Value Class 1...............  0.00%  0.01%
       Davis Venture Value Class 2...............  0.00   0.01
       Davis Venture Value Class 3...............  0.01   0.00
       "Dogs" of Wall Street Class 1.............   --    0.00
       "Dogs" of Wall Street Class 2.............   --    0.00
       "Dogs" of Wall Street Class 3.............   --    0.00

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Alliance Growth Portfolio Class 1
      01/31/02     $28.20     $ 0.04        $(6.61)        $(6.57)       $   --         $(2.22)        $(2.22)      $19.41
      01/31/03      19.41       0.03         (5.87)         (5.84)        (0.04)            --          (0.04)       13.53
      01/31/04      13.53       0.05          4.30           4.35         (0.04)            --          (0.04)       17.84
      01/31/05      17.84       0.06          0.24           0.30         (0.06)            --          (0.06)       18.08
      01/31/06      18.08       0.02          5.07           5.09         (0.08)            --          (0.08)       23.09
                                               Alliance Growth Portfolio Class 2
      07/09/01@-
      01/31/02      22.75      (0.01)        (1.12)         (1.13)           --          (2.22)         (2.22)       19.40
      01/31/03      19.40       0.01         (5.86)         (5.85)        (0.03)            --          (0.03)       13.52
      01/31/04      13.52       0.02          4.30           4.32         (0.02)            --          (0.02)       17.82
      01/31/05      17.82       0.04          0.23           0.27         (0.03)            --          (0.03)       18.06
      01/31/06      18.06      (0.01)         5.06           5.05         (0.05)            --          (0.05)       23.06
                                               Alliance Growth Portfolio Class 3
      09/30/02@-
      01/31/03      14.17       0.01         (0.67)         (0.66)           --             --             --        13.51
      01/31/04      13.51      (0.01)         4.31           4.30         (0.01)            --          (0.01)       17.80
      01/31/05      17.80       0.03          0.22           0.25         (0.02)            --          (0.02)       18.03
      01/31/06      18.03      (0.03)         5.07           5.04         (0.04)            --          (0.04)       23.03
                                            Goldman Sachs Research Portfolio Class 1
      01/31/02       9.92      (0.04)        (3.09)         (3.13)           --             --             --         6.79
      01/31/03       6.79      (0.01)        (1.66)         (1.67)           --             --             --         5.12
      01/31/04       5.12       0.00          1.52           1.52            --             --             --         6.64
      01/31/05       6.64       0.03          0.65           0.68            --             --             --         7.32
      01/31/06       7.32       0.02          0.65           0.67         (0.04)            --          (0.04)        7.95
                                            Goldman Sachs Research Portfolio Class 2
      07/09/01@-
      01/31/02       8.11      (0.03)        (1.30)         (1.33)           --             --             --         6.78
      01/31/03       6.78      (0.02)        (1.65)         (1.67)           --             --             --         5.11
      01/31/04       5.11      (0.01)         1.51           1.50            --             --             --         6.61
      01/31/05       6.61       0.02          0.65           0.67            --             --             --         7.28
      01/31/06       7.28       0.01          0.64           0.65         (0.03)            --          (0.03)        7.90
                                            Goldman Sachs Research Portfolio Class 3
      09/30/02@-
      01/31/03       4.90      (0.01)         0.22           0.21            --             --             --         5.11
      01/31/04       5.11      (0.02)         1.52           1.50            --             --             --         6.61
      01/31/05       6.61       0.01          0.65           0.66            --             --             --         7.27
      01/31/06       7.27       0.00          0.63           0.63         (0.02)            --          (0.02)        7.88

      ----------  ---------------------------------------------------------------------
                                 NET        RATIO OF       RATIO OF NET
                                ASSETS     EXPENSES TO      INVESTMENT
                                END OF       AVERAGE     INCOME (LOSS) TO
        PERIOD      TOTAL       PERIOD         NET         AVERAGE NET        PORTFOLIO
        ENDED     RETURN**     (000'S)       ASSETS           ASSETS          TURNOVER
      ----------  ---------------------------------------------------------------------
                                    Alliance Growth Portfolio Class 1
      01/31/02     (23.05)%   $1,928,115      0.65%            0.17%              86%
      01/31/03     (30.08)     1,007,655      0.65(1)          0.19(1)            51
      01/31/04      32.17      1,105,466      0.68(1)          0.27(1)            63
      01/31/05       1.68        873,722      0.70(1)          0.31(1)            82
      01/31/06      28.23        878,869      0.66(1)          0.10(1)            66
                                    Alliance Growth Portfolio Class 2
      07/09/01@-
      01/31/02      (4.67)        20,918      0.81+           (0.10)+             86
      01/31/03     (30.17)        42,038      0.80(1)          0.07(1)            51
      01/31/04      31.94         67,731      0.83(1)          0.10(1)            63
      01/31/05       1.54         70,604      0.85(1)          0.17(1)            82
      01/31/06      28.03         82,966      0.81(1)         (0.06)(1)           66
                                    Alliance Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (4.66)         2,490      0.88+(1)         0.19+(1)           51
      01/31/04      31.85         27,900      0.94(1)         (0.07)(1)           63
      01/31/05       1.40         71,682      0.95(1)          0.12(1)            82
      01/31/06      27.96        123,871      0.91(1)         (0.17)(1)           66
                                Goldman Sachs Research Portfolio Class 1
      01/31/02     (31.55)        28,382      1.35(2)         (0.49)(2)          144
      01/31/03     (24.59)        23,828      1.35(2)         (0.21)( 2)         198
      01/31/04      29.69         24,076      1.35(2)         (0.03)(2)           52
      01/31/05      10.24         21,290      1.35(1)(2)       0.39(1)(2)         50
      01/31/06       9.15         18,639      1.32(1)(2)       0.31(1)(2)         58
                                Goldman Sachs Research Portfolio Class 2
      07/09/01@-
      01/31/02     (16.40)         2,049      1.50+(2)        (0.75)+(2)         144
      01/31/03     (24.63)         4,085      1.50(2)         (0.37)( 2)         198
      01/31/04      29.35          6,360      1.50(2)         (0.19)(2)           52
      01/31/05      10.14          6,649      1.50(1)(2)       0.25(1)(2)         50
      01/31/06       8.90          6,043      1.47(1)(2)       0.16(1)(2)         58
                                Goldman Sachs Research Portfolio Class 3
      09/30/02@-
      01/31/03       4.29            119      1.60+(2)        (0.56)+(2)         198
      01/31/04      29.35            418      1.60(2)         (0.30)(2)           52
      01/31/05       9.98          1,129      1.60(1)(2)       0.17(1)(2)         50
      01/31/06       8.67          1,912      1.57(1)(2)       0.03(1)(2)         58

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       Alliance Growth Class 1.................................  0.00%   0.02%   0.03%   0.02%
       Alliance Growth Class 2.................................  0.01    0.02    0.03    0.02
       Alliance Growth Class 3.................................  0.02    0.02    0.03    0.02
       Goldman Sachs Research Class 1..........................   --      --     0.01    0.01
       Goldman Sachs Research Class 2..........................   --      --     0.01    0.01
       Goldman Sachs Research Class 3..........................   --      --     0.01    0.01

   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                          ---------------------------------------       -----------------------------------------
                                          1/02    1/03     1/04    1/05     1/06        1/02     1/03     1/04     1/05     1/06
                                          ---------------------------------------       -----------------------------------------
       Goldman Sachs Research Class 1...  1.49%    1.44%   1.53%    1.52%   1.20%       (0.63)%  (0.30)%  (0.21)%   0.22%    0.43%
       Goldman Sachs Research Class 2...  1.70+    1.58    1.68     1.67    1.35        (0.94)+  (0.44)   (0.37)    0.09     0.28
       Goldman Sachs Research Class 3...   --      1.60+   1.77     1.77    1.43           --    (0.56)+  (0.47)    0.02     0.17

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                      MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     $13.77     $ 0.08        $(2.45)        $(2.37)       $(0.07)        $(0.54)        $(0.61)      $10.79
      01/31/03      10.79       0.07         (2.43)         (2.36)        (0.08)            --          (0.08)        8.35
      01/31/04       8.35       0.08          2.23           2.31         (0.08)            --          (0.08)       10.58
      01/31/05      10.58       0.08          0.88           0.96         (0.09)            --          (0.09)       11.45
      01/31/06      11.45       0.08          1.32           1.40         (0.10)            --          (0.10)       12.75
                                      MFS Massachusetts Investors Trust Portfolio Class 2
      07/09/01@-
      01/31/02      12.10       0.02         (0.71)         (0.69)        (0.07)         (0.54)         (0.61)       10.80
      01/31/03      10.80       0.06         (2.44)         (2.38)        (0.07)            --          (0.07)        8.35
      01/31/04       8.35       0.07          2.23           2.30         (0.07)            --          (0.07)       10.58
      01/31/05      10.58       0.06          0.87           0.93         (0.07)            --          (0.07)       11.44
      01/31/06      11.44       0.06          1.33           1.39         (0.08)            --          (0.08)       12.75
                                      MFS Massachusetts Investors Trust Portfolio Class 3
      09/30/02@-
      01/31/03       8.20       0.02          0.13           0.15            --             --             --         8.35
      01/31/04       8.35       0.05          2.23           2.28         (0.06)            --          (0.06)       10.57
      01/31/05      10.57       0.06          0.87           0.93         (0.07)            --          (0.07)       11.43
      01/31/06      11.43       0.05          1.32           1.37         (0.07)            --          (0.07)       12.73
                                            Putnam Growth: Voyager Portfolio Class 1
      01/31/02      20.85       0.02         (5.39)         (5.37)           --          (0.59)         (0.59)       14.89
      01/31/03      14.89       0.03         (3.87)         (3.84)        (0.02)            --          (0.02)       11.03
      01/31/04      11.03       0.01          3.24           3.25         (0.03)            --          (0.03)       14.25
      01/31/05      14.25       0.07         (0.18)         (0.11)        (0.02)            --          (0.02)       14.12
      01/31/06      14.12       0.00          1.60           1.60         (0.09)            --          (0.09)       15.63
                                            Putnam Growth: Voyager Portfolio Class 2
      07/09/01@-
      01/31/02      17.41         --         (1.94)         (1.94)           --          (0.59)         (0.59)       14.88
      01/31/03      14.88       0.01         (3.86)         (3.85)        (0.01)            --          (0.01)       11.02
      01/31/04      11.02       0.00          3.22           3.22         (0.01)            --          (0.01)       14.23
      01/31/05      14.23       0.05         (0.18)         (0.13)           --             --             --        14.10
      01/31/06      14.10      (0.02)         1.60           1.58         (0.07)            --          (0.07)       15.61
                                            Putnam Growth: Voyager Portfolio Class 3
      09/30/02@-
      01/31/03      10.88         --          0.14           0.14            --             --             --        11.02
      01/31/04      11.02      (0.02)         3.23           3.21         (0.01)            --          (0.01)       14.22
      01/31/05      14.22       0.05         (0.21)         (0.16)           --             --             --        14.06
      01/31/06      14.06      (0.04)         1.61           1.57         (0.06)            --          (0.06)       15.57

      ----------  --------------------------------------------------------------------
                               NET       RATIO OF         RATIO OF NET
                              ASSETS    EXPENSES TO        INVESTMENT
                              END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD     TOTAL      PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**    (000S)      ASSETS             ASSETS          TURNOVER
      ----------  --------------------------------------------------------------------
                          MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     (17.15)%  $323,404      0.78%              0.66%              82%
      01/31/03     (21.88)    210,436      0.78(1)            0.73(1)            65
      01/31/04      27.73     237,182      0.82(1)            0.81(1)            93
      01/31/05       9.14     211,786      0.80(1)            0.74(1)            78
      01/31/06      12.28     191,335      0.78(1)            0.65(1)            45
                          MFS Massachusetts Investors Trust Portfolio Class 2
      07/09/01@-
      01/31/02      (5.67)      5,674      0.93+              0.37+              82
      01/31/03     (22.04)     17,154      0.92(1)            0.62(1)            65
      01/31/04      27.56      29,479      0.97(1)            0.65(1)            93
      01/31/05       8.90      31,442      0.95(1)            0.58(1)            78
      01/31/06      12.22      30,111      0.93(1)            0.49(1)            45
                          MFS Massachusetts Investors Trust Portfolio Class 3
      09/30/02@-
      01/31/03       1.83       1,353      0.99+(1)           0.53+(1)           65
      01/31/04      27.40      16,650      1.08(1)            0.50(1)            93
      01/31/05       8.82      35,551      1.06(1)            0.45(1)            78
      01/31/06      12.04      49,378      1.03(1)            0.37(1)            45
                                Putnam Growth: Voyager Portfolio Class 1
      01/31/02     (25.71)    486,747      0.82               0.11               94
      01/31/03     (25.77)    271,199      0.86(1)            0.19(1)           120
      01/31/04      29.51     288,148      0.93(1)            0.08(1)            56
      01/31/05      (0.78)    232,556      0.93(1)            0.48(1)            71
      01/31/06      11.40     201,063      0.92(1)(2)        (0.04)(1)(2)       116
                                Putnam Growth: Voyager Portfolio Class 2
      07/09/01@-
      01/31/02     (11.09)      3,960      0.99+             (0.05)+             94
      01/31/03     (25.87)      8,977      1.01(1)            0.09(1)           120
      01/31/04      29.27      11,344      1.08(1)           (0.08)(1)           56
      01/31/05      (0.91)      9,324      1.08(1)            0.33(1)            71
      01/31/06      11.25       9,244      1.07(1)(2)        (0.20)(1)(2)       116
                                Putnam Growth: Voyager Portfolio Class 3
      09/30/02@-
      01/31/03       1.29         577      1.09+(1)           0.00+(1)          120
      01/31/04      29.14       2,260      1.18(1)           (0.22)(1)           56
      01/31/05      (1.13)      3,343      1.18(1)            0.32(1)            71
      01/31/06      11.18       5,445      1.17(1)(2)        (0.32)(1)(2)       116

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class

   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                               ------------------------------
                                                               1/03    1/04    1/05     1/06
                                                               ------------------------------
       MFS Massachusetts Investors Trust Class 1.............  0.02%   0.05%   0.02%    0.01%
       MFS Massachusetts Investors Trust Class 2.............  0.02    0.05    0.02     0.01
       MFS Massachusetts Investors Trust Class 3.............  0.02    0.05    0.02     0.01
       Putnam Growth: Voyager Class 1........................  0.01    0.04    0.02     0.04
       Putnam Growth: Voyager Class 2........................  0.02    0.04    0.02     0.04
       Putnam Growth: Voyager Class 3........................  0.02    0.04    0.02     0.03

   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                      NET INVESTMENT
                                                       EXPENSES       INCOME (LOSS)
                                                       -----------------------------
                                                         1/06              1/06
                                                       -----------------------------
       Putnam Growth: Voyager Portfolio Class 1......    0.95%(1)         (0.01)%(1)
       Putnam Growth: Voyager Portfolio Class 2......    1.10(1)          (0.17)(1)
       Putnam Growth: Voyager Portfolio Class 3......    1.21(1)          (0.29)(1)

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Blue Chip Growth Portfolio Class 1
      01/31/02     $ 8.79     $ 0.03        $(2.20)        $(2.17)       $   --         $   --         $   --       $ 6.62
      01/31/03       6.62       0.01         (1.85)         (1.84)        (0.02)            --          (0.02)        4.76
      01/31/04       4.76       0.01          1.42           1.43         (0.01)            --          (0.01)        6.18
      01/31/05       6.18       0.03          0.01           0.04         (0.01)            --          (0.01)        6.21
      01/31/06       6.21       0.01          0.48           0.49         (0.04)            --          (0.04)        6.66
                                               Blue Chip Growth Portfolio Class 2
      07/09/01@-
      01/31/02       7.31         --         (0.69)         (0.69)           --             --             --         6.62
      01/31/03       6.62       0.00         (1.85)         (1.85)        (0.01)            --          (0.01)        4.76
      01/31/04       4.76       0.00          1.41           1.41         (0.00)            --          (0.00)        6.17
      01/31/05       6.17       0.03          0.00           0.03         (0.00)            --          (0.00)        6.20
      01/31/06       6.20       0.00          0.49           0.49         (0.03)            --          (0.03)        6.66
                                               Blue Chip Growth Portfolio Class 3
      09/30/02@-
      01/31/03       4.76       0.00          0.00           0.00            --             --             --         4.76
      01/31/04       4.76       0.00          1.41           1.41            --             --             --         6.17
      01/31/05       6.17       0.02            --           0.02            --             --             --         6.19
      01/31/06       6.19       0.00          0.48           0.48         (0.02)            --          (0.02)        6.65
                                                 Real Estate Portfolio Class 1
      01/31/02      10.40       0.56          0.16           0.72         (0.32)            --          (0.32)       10.80
      01/31/03      10.80       0.55         (0.18)          0.37         (0.28)            --          (0.28)       10.89
      01/31/04      10.89       0.50          4.58           5.08         (0.35)            --          (0.35)       15.62
      01/31/05      15.62       0.41          2.63           3.04         (0.47)            --          (0.47)       18.19
      01/31/06      18.19       0.34          5.00           5.34         (0.42)         (1.55)         (1.97)       21.56
                                                 Real Estate Portfolio Class 2
      07/09/01@-
      01/31/02      11.04       0.37         (0.30)          0.07         (0.32)            --          (0.32)       10.79
      01/31/03      10.79       0.54         (0.19)          0.35         (0.27)            --          (0.27)       10.87
      01/31/04      10.87       0.46          4.60           5.06         (0.34)            --          (0.34)       15.59
      01/31/05      15.59       0.38          2.63           3.01         (0.45)            --          (0.45)       18.15
      01/31/06      18.15       0.31          4.98           5.29         (0.39)         (1.55)         (1.94)       21.50
                                                 Real Estate Portfolio Class 3
      09/30/02@-
      01/31/03      10.93       0.19         (0.25)         (0.06)           --             --             --        10.87
      01/31/04      10.87       0.30          4.73           5.03         (0.33)            --          (0.33)       15.57
      01/31/05      15.57       0.35          2.64           2.99         (0.44)            --          (0.44)       18.12
      01/31/06      18.12       0.28          5.01           5.29         (0.37)         (1.55)         (1.94)       21.47
                                             Small Company Value Portfolio Class 1
      01/31/02      10.44      (0.04)         0.66           0.62            --          (0.29)         (0.29)       10.77
      01/31/03      10.77      (0.04)        (1.53)         (1.57)           --          (0.60)         (0.60)        8.60
      01/31/04       8.60      (0.03)         3.58           3.55            --             --             --        12.15
      01/31/05      12.15       0.09          2.70           2.79            --             --             --        14.94
      01/31/06      14.94       0.00          3.21           3.21         (0.11)         (0.94)         (1.05)       17.10
                                             Small Company Value Portfolio Class 3
      09/13/05@-
      01/31/06      16.88      (0.08)         1.35           1.27         (0.11)         (0.94)         (1.05)       17.10

      ----------  ----------------------------------------------------------------
                               NET       RATIO OF       RATIO OF NET
                              ASSETS    EXPENSES TO      INVESTMENT
                              END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE NET      PORTFOLIO
        ENDED     RETURN**    (000S)      ASSETS           ASSETS        TURNOVER
      ----------  ----------------------------------------------------------------
                                 Blue Chip Growth Portfolio Class 1
      01/31/02     (24.64)%  $ 29,342      0.85%(2)           0.36%(2)      125%
      01/31/03     (27.85)     20,303      0.85(2)            0.20(2)       103
      01/31/04      30.04      33,277      0.85(2)            0.19(2)       124
      01/31/05       0.65      29,798      0.85(2)(3)         0.55(2)(3)    158
      01/31/06       7.89      29,581      0.85(2)(3)         0.18(2)(3)    109
                                 Blue Chip Growth Portfolio Class 2
      07/09/01@-
      01/31/02      (9.41)      2,624      1.00+(2)          (0.01)+(2)     125
      01/31/03     (27.93)      7,681      1.00(2)            0.08(2)       103
      01/31/04      29.66      13,868      1.00(2)            0.04(2)       124
      01/31/05       0.52      13,882      1.00(2)(3)         0.42(2)(3)    158
      01/31/06       7.91      12,399      1.00(2)(3)         0.03(2)(3)    109
                                 Blue Chip Growth Portfolio Class 3
      09/30/02@-
      01/31/03       0.00         405      1.11+(2)          (0.05)+(1)(2)    103
      01/31/04      29.62       4,677      1.10(2)           (0.07)(2)      124
      01/31/05       0.32       8,058      1.10(2)(3)         0.38(2)(3)    158
      01/31/06       7.82      10,795      1.10(2)(3)        (0.08)(2)(3)    109
                                   Real Estate Portfolio Class 1
      01/31/02       7.12      85,794      0.92               5.32           62
      01/31/03       3.41      95,829      0.89               4.89           52
      01/31/04      47.02     139,355      0.88               3.76           18
      01/31/05      19.58     154,304      0.86(3)            2.38(3)        33
      01/31/06      31.37     165,987      0.85(3)            1.69(3)        23
                                   Real Estate Portfolio Class 2
      07/09/01@-
      01/31/02       0.78       1,726      1.07+              6.30+          62
      01/31/03       3.24      10,974      1.03               5.10           52
      01/31/04      46.84      23,007      1.03               3.48           18
      01/31/05      19.42      29,362      1.01(3)            2.23(3)        33
      01/31/06      31.15      32,483      1.00(3)            1.54(3)        23
                                   Real Estate Portfolio Class 3
      09/30/02@-
      01/31/03      (0.55)        829      1.12+              5.61+          52
      01/31/04      46.62      12,542      1.13               2.33           18
      01/31/05      19.30      29,641      1.12(3)            2.11(3)        33
      01/31/06      31.08      53,320      1.10(3)            1.43(3)        23
                               Small Company Value Portfolio Class 1
      01/31/02       6.29       6,056      1.40(1)(2)        (0.37)(1)(2)     54
      01/31/03     (14.54)      5,782      1.49(2)           (0.41)(2)      124
      01/31/04      41.28       8,562      1.60(2)           (0.31)(2)       22
      01/31/05      22.96      10,462      1.60(2)            0.66(2)        22
      01/31/06      22.64      10,218      1.60(2)            0.01(2)        16
                               Small Company Value Portfolio Class 3
      09/13/05@-
      01/31/06       8.55         110      1.85+(2)          (0.54)+(2)      16

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%).
   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES
                                            ---------------------------------------------
                                            1/02      1/03      1/04      1/05      1/06
                                            ---------------------------------------------
       Blue Chip Growth Class 1...........  1.16%     0.94%     0.94%     0.92%     0.94%(3)
       Blue Chip Growth Class 2...........  1.25+     1.06      1.09      1.07      1.09(3)
       Blue Chip Growth Class 3...........   --       1.11+     1.18      1.17      1.19(3)
       Small Company Value Class 1........  2.08      2.08      2.27      2.00      1.82
       Small Company Value Class 3........   --        --        --        --       2.03+

                                               NET INVESTMENT INCOME (LOSS)
                                     -------------------------------------------------
                                     1/02        1/03       1/04       1/05      1/06
                                     -------------------------------------------------
       Blue Chip Growth Class 1....   0.05%       0.11%      0.10%     0.49%      0.27%(3)
       Blue Chip Growth Class 2....  (0.26)+      0.02      (0.05)     0.36       0.12(3)
       Blue Chip Growth Class 3....     --       (0.05)+    (0.15)     0.31       0.01(3)
       Small Company Value Class 1.  (1.93)      (0.99)     (0.98)     0.26      (0.21)+
       Small Company Value Class 3.     --          --         --       --       (0.72)+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:


                                                                     ----    -----
                                                                     1/05    1/06
                                                                     ----    -----
       Blue Chip Growth Class 1....................................  0.00%    0.05%
       Blue Chip Growth Class 2....................................  0.00     0.05
       Blue Chip Growth Class 3....................................  0.00     0.05
       Real Estate Class 1.........................................  0.00     0.00
       Real Estate Class 2.........................................  0.00     0.00
       Real Estate Class 3.........................................  0.00     0.00

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM       DECLARED    DECLARED     FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS   PERIOD
      -----------------------------------------------------------------------------------------------------------------------------
                                                  MFS Mid-Cap Growth Portfolio Class 1
      01/31/02     $18.99     $(0.03)       $(6.58)        $(6.61)      $   --      $   --       $(2.38)        $(2.38)      $10.00
      01/31/03      10.00      (0.03)        (4.16)         (4.19)          --          --           --             --         5.81
      01/31/04       5.81      (0.03)         2.56           2.53           --          --           --             --         8.34
      01/31/05       8.34      (0.04)         0.45           0.41           --          --           --             --         8.75
      01/31/06       8.75      (0.03)         1.11           1.08           --          --           --             --         9.83
                                                  MFS Mid-Cap Growth Portfolio Class 2
      07/09/01@-
      01/31/02      15.37      (0.04)        (2.96)         (3.00)          --          --        (2.38)         (2.38)        9.99
      01/31/03       9.99      (0.03)        (4.16)         (4.19)          --          --           --             --         5.80
      01/31/04       5.80      (0.04)         2.54           2.50           --          --           --             --         8.30
      01/31/05       8.30      (0.06)         0.47           0.41           --          --           --             --         8.71
      01/31/06       8.71      (0.04)         1.09           1.05           --          --           --             --         9.76
                                                  MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.47      (0.01)         0.33           0.32           --          --           --             --         5.79
      01/31/04       5.79      (0.05)         2.55           2.50           --          --           --             --         8.29
      01/31/05       8.29      (0.07)         0.46           0.39           --          --           --             --         8.68
      01/31/06       8.68      (0.05)         1.10           1.05           --          --           --             --         9.73
                                                   Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)       (0.05)         --        (3.09)         (3.14)        8.84
      01/31/03       8.84      (0.02)        (2.13)         (2.15)       (0.02)      (0.00)          --          (0.02)        6.67
      01/31/04       6.67      (0.03)         2.22           2.19           --          --           --             --         8.86
      01/31/05       8.86      (0.02)         1.26           1.24           --          --           --             --        10.10
      01/31/06      10.10       0.01          1.50           1.51           --          --           --             --        11.61
                                                   Aggressive Growth Portfolio Class 2
      07/09/01@-
      01/31/02      14.39      (0.02)        (2.39)         (2.41)       (0.05)         --        (3.09)         (3.14)        8.84
      01/31/03       8.84      (0.03)        (2.12)         (2.15)       (0.02)      (0.00)          --          (0.02)        6.67
      01/31/04       6.67      (0.04)         2.22           2.18           --          --           --             --         8.85
      01/31/05       8.85      (0.04)         1.26           1.22           --          --           --             --        10.07
      01/31/06      10.07       0.00          1.49           1.49           --          --           --             --        11.56
                                                   Aggressive Growth Portfolio Class 3
      09/30/02@-
      01/31/03       6.79      (0.01)        (0.11)         (0.12)          --          --           --             --         6.67
      01/31/04       6.67      (0.05)         2.22           2.17           --          --           --             --         8.84
      01/31/05       8.84      (0.05)         1.25           1.20           --          --           --             --        10.04
      01/31/06      10.04      (0.01)         1.49           1.48           --          --           --             --        11.52

      ----------  -------------------------------------------------------------------
                               NET       RATIO OF        RATIO OF NET
                              ASSETS    EXPENSES TO       INVESTMENT
                              END OF      AVERAGE        INCOME (LOSS)
        PERIOD     TOTAL      PERIOD        NET           TO AVERAGE        PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS          NET ASSETS        TURNOVER
      ----------  -------------------------------------------------------------------
                                 MFS Mid-Cap Growth Portfolio Class 1
      01/31/02     (34.93)%  $280,024       0.82%(1)         (0.25)%(1)         96%
      01/31/03     (41.90)    123,948       0.84(2)          (0.48)(2)         164
      01/31/04      43.55     199,807       0.87(2)          (0.47)(2)          92
      01/31/05       4.92     164,512       0.84(2)          (0.57)(2)          79
      01/31/06      12.34     144,202       0.82(2)          (0.33)(2)          83
                                 MFS Mid-Cap Growth Portfolio Class 2
      07/09/01@-
      01/31/02     (19.67)     11,418       0.98+(1)         (0.61)+(1)         96
      01/31/03     (41.94)     25,369       1.00(2)          (0.55)(2)         164
      01/31/04      43.10      53,167       1.02(2)          (0.63)(2)          92
      01/31/05       4.94      54,901       0.99(2)          (0.72)(2)          79
      01/31/06      12.06      52,229       0.97(2)          (0.48)(2)          83
                                 MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.85       2,406       1.04+(2)         (0.35)+(2)        164
      01/31/04      43.18      32,377       1.12(2)          (0.77)(2)          92
      01/31/05       4.70      55,283       1.09(2)          (0.82)(2)          79
      01/31/06      12.10      75,391       1.07(2)          (0.58)(2)          83
                                  Aggressive Growth Portfolio Class 1
      01/31/02     (31.71)    293,084       0.75              0.21             229
      01/31/03     (24.28)    156,449       0.77             (0.24)            150
      01/31/04      32.83     198,390       0.79             (0.39)            103
      01/31/05      14.00     189,042       0.80(2)          (0.26)(2)          89
      01/31/06      14.95     174,880       0.79(2)           0.05(2)          121
                                  Aggressive Growth Portfolio Class 2
      07/09/01@-
      01/31/02     (15.94)      2,905       0.92+            (0.32)+           229
      01/31/03     (24.37)      6,878       0.92             (0.38)            150
      01/31/04      32.68      13,218       0.94             (0.55)            103
      01/31/05      13.79      13,703       0.95(2)          (0.41)(2)          89
      01/31/06      14.80      15,101       0.94(2)          (0.09)(2)         121
                                  Aggressive Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (1.77)        301       0.99+            (0.46)+           150
      01/31/04      32.53       3,219       1.05             (0.68)            103
      01/31/05      13.57       7,552       1.05(2)          (0.51)(2)          89
      01/31/06      14.74      12,071       1.04(2)          (0.17)(2)         121

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                   NET INVESTMENT
                                                                     EXPENSES      INCOME (LOSS)
                                                                     --------      --------------
                                                                       1/02             1/02
                                                                     --------      --------------
       MFS Mid-Cap Growth Class 1..................................    0.82%           (0.25)%
       MFS Mid-Cap Growth Class 2..................................    0.95+           (0.61)+
       MFS Mid-Cap Growth Class 3..................................      --               --


   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                -----------------------------
                                                                1/03    1/04    1/05    1/06
                                                                -----------------------------
       MFS Mid-Cap Growth Class 1.............................  0.02%   0.05%   0.02%   0.03%
       MFS Mid-Cap Growth Class 2.............................  0.03    0.05    0.02    0.03
       MFS Mid-Cap Growth Class 3.............................  0.02    0.05    0.02    0.03
       Aggressive Growth Class 1..............................   --      --     0.00    0.05
       Aggressive Growth Class 2..............................   --      --     0.00    0.05
       Aggressive Growth Class 3..............................   --      --     0.00    0.05

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Growth Opportunities Portfolio Class 1
      01/31/02      $8.93     $(0.02)       $(3.06)        $(3.08)       $   --         $   --         $   --       $5.85
      01/31/03       5.85      (0.03)        (2.32)         (2.35)           --             --             --        3.50
      01/31/04       3.50      (0.02)         1.47           1.45            --             --             --        4.95
      01/31/05       4.95      (0.02)         0.06           0.04            --             --             --        4.99
      01/31/06       4.99      (0.02)         1.07           1.05            --             --             --        6.04
                                             Growth Opportunities Portfolio Class 2
      07/09/01@-
      01/31/02       6.32      (0.02)        (0.46)         (0.48)           --             --             --        5.84
      01/31/03       5.84      (0.03)        (2.32)         (2.35)           --             --             --        3.49
      01/31/04       3.49      (0.03)         1.47           1.44            --             --             --        4.93
      01/31/05       4.93      (0.03)         0.06           0.03            --             --             --        4.96
      01/31/06       4.96      (0.03)         1.06           1.03            --             --             --        5.99
                                             Growth Opportunities Portfolio Class 3
      09/30/02@-
      01/31/03       3.33      (0.03)         0.19           0.16            --             --             --        3.49
      01/31/04       3.49      (0.03)         1.46           1.43            --             --             --        4.92
      01/31/05       4.92      (0.03)         0.06           0.03            --             --             --        4.95
      01/31/06       4.95      (0.04)         1.06           1.02            --             --             --        5.97

      ----------  -------------------------------------------------------------------
                               NET      RATIO OF         RATIO OF NET
                             ASSETS    EXPENSES TO        INVESTMENT
                             END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD     TOTAL     PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**   (000S)      ASSETS             ASSETS          TURNOVER
      ----------  -------------------------------------------------------------------
                                Growth Opportunities Portfolio Class 1
      01/31/02     (34.48)%  $33,797       1.00%(1)         (0.26)%(1)          339%
      01/31/03     (40.17)    12,307       1.00(1)          (0.62)(1)           243
      01/31/04      41.43     31,640       1.00(1)          (0.45)(1)           178
      01/31/05       0.81(3)  19,474       1.00(1)(2)       (0.44)(1)(2)        171
      01/31/06      21.04     18,641       1.00(1)(2)       (0.49)(1)(2)        228
                                Growth Opportunities Portfolio Class 2
      07/09/01@-
      01/31/02      (7.58)     1,463       1.15+(1)         (0.50)+(1)          329
      01/31/03     (40.24)     3,260       1.15(1)          (0.77)(1)           243
      01/31/04      41.26      7,802       1.15(1)          (0.60)(1)           178
      01/31/05       0.61(3)   6,498       1.15(1)(2)       (0.60)(1)(2)        171
      01/31/06      20.77      7,317       1.15(1)(2)       (0.64)(1)(2)        228
                                Growth Opportunities Portfolio Class 3
      09/30/02@-
      01/31/03       4.80        305       1.24+(1)         (0.80)+(1)          243
      01/31/04      40.97      2,424       1.25(1)          (0.69)(1)           178
      01/31/05       0.61(3)   3,681       1.25(1)(2)       (0.72)(1)(2)        171
      01/31/06      20.61      5,482       1.25(1)(2)       (0.74)(1)(2)        228

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                              EXPENSES
                                                            ---------------------------------------------
                                                            1/02      1/03      1/04      1/05      1/06
                                                            ---------------------------------------------
       Growth Opportunities Class 1...................      1.19%     1.07%     1.05%     1.05%     1.02%(2)
       Growth Opportunities Class 2...................      1.31+     1.21      1.20      1.21      1.17(2)
       Growth Opportunities Class 3...................       --       1.24+     1.28      1.32      1.27(2)

                                                                  NET INVESTMENT INCOME (LOSS)
                                                        -------------------------------------------------
                                                        1/02       1/03       1/04       1/05       1/06
                                                        -------------------------------------------------
       Growth Opportunities Class 1...................  (0.44)%    (0.69)%    (0.50)%    (0.49)%    (0.51)%(2)
       Growth Opportunities Class 2...................  (0.66)+    (0.83)     (0.65)     (0.66)     (0.66)(2)
       Growth Opportunities Class 3...................     --      (0.80)+    (0.72)     (0.79)     (0.76)(2)

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                               -------------
                                                               1/05     1/06
       Growth Opportunities Class 1..........................  0.00%    0.03%
       Growth Opportunities Class 2..........................  0.00     0.03
       Growth Opportunities Class 3..........................  0.01     0.03

   (3) The Portfolios performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                                Marsico Growth Portfolio Class 1
      01/31/02     $10.54     $ 0.01        $(1.74)        $(1.73)       $   --         $(0.02)        $(0.02)      $ 8.79
      01/31/03       8.79      (0.01)        (1.27)         (1.28)           --             --             --         7.51
      01/31/04       7.51      (0.02)         2.47           2.45            --             --             --         9.96
      01/31/05       9.96      (0.01)         0.70           0.69            --             --             --        10.65
      01/31/06      10.65       0.00          2.02           2.02            --             --             --        12.67
                                                Marsico Growth Portfolio Class 2
      07/09/01@-
      01/31/02       8.90      (0.02)        (0.07)         (0.09)           --          (0.02)         (0.02)        8.79
      01/31/03       8.79      (0.02)        (1.27)         (1.29)           --             --             --         7.50
      01/31/04       7.50      (0.03)         2.46           2.43            --             --             --         9.93
      01/31/05       9.93      (0.02)         0.70           0.68            --             --             --        10.61
      01/31/06      10.61      (0.01)         2.00           1.99            --             --             --        12.60
                                                Marsico Growth Portfolio Class 3
      09/30/02@-
      01/31/03       7.94         --         (0.45)         (0.45)           --             --             --         7.49
      01/31/04       7.49      (0.04)         2.47           2.43            --             --             --         9.92
      01/31/05       9.92      (0.03)         0.69           0.66            --             --             --        10.58
      01/31/06      10.58      (0.03)         2.01           1.98            --             --             --        12.56

      ----------  -------------------------------------------------------------------
                               NET      RATIO OF         RATIO OF NET
                             ASSETS    EXPENSES TO        INVESTMENT
                             END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD     TOTAL     PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**   (000S)      ASSETS             ASSETS          TURNOVER
      ----------  -------------------------------------------------------------------
                                   Marsico Growth Portfolio Class 1
      01/31/02     (16.35)%  $14,810       1.00%(1)(2)       0.12%(1)(2)       128
      01/31/03     (14.55)    43,872       1.00(2)          (0.15)(2)          124
      01/31/04      32.62     81,784       1.00(2)          (0.22)(2)           86
      01/31/05       6.93     69,151       0.97(2)(3)       (0.10)(2)(3)       101
      01/31/06      18.97     77,099       0.94(3)           0.01(3)            71
                                   Marsico Growth Portfolio Class 2
      07/09/01@-
      01/31/02      (0.97)     4,019       1.15+(1)(2)      (0.37)+(1)(2)      128
      01/31/03     (14.68)    17,930       1.15(2)          (0.31)(2)          124
      01/31/04      32.40     41,204       1.15(2)          (0.36)(2)           86
      01/31/05       6.85     44,110       1.12(2)(3)       (0.25)(2)(3)       101
      01/31/06      18.76     47,614       1.09(3)          (0.14)(3)           71
                                   Marsico Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (5.67)     1,218       1.18+(2)         (0.12)+(2)         124
      01/31/04      32.44     14,130       1.25(2)          (0.43)(2)           86
      01/31/05       6.65     23,788       1.22(2)(3)       (0.36)(2)(3)       101
      01/31/06      18.71     33,218       1.19(3)          (0.26)(3)           71

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) The ratios reflect an expense cap of 1.00% and 1.15% for Class 1 and Class 2, respectively, which are net of custody credits (0.01%).
   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                               EXPENSES                        NET INVESTMENT INCOME (LOSS)
                                                  ----------------------------------      ---------------------------------------
                                                  1/02      1/03      1/04      1/05      1/02        1/03       1/04       1/05
                                                  ----------------------------------      ---------------------------------------
       Marsico Growth Class 1...................  1.86%(3)  1.04%     0.97%     0.95%     (0.73)%(3)  (0.19)%    (0.19)%    (0.08)%
       Marsico Growth Class 2...................  1.73+(3)  1.18      1.12      1.10      (0.96)+(3)  (0.34)     (0.33)     (0.23)
       Marsico Growth Class 3...................   --       1.27+     1.21      1.20         --       (0.07)+    (0.39)     (0.34)

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 -------------
                                                                 1/05     1/06
       Marsico Growth Class 1..................................  0.01%    0.02%
       Marsico Growth Class 2..................................  0.01     0.02
       Marsico Growth Class 3..................................  0.01     0.02

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                                  Technology Portfolio Class 1
      01/31/02     $ 7.16     $(0.05)       $(3.69)        $(3.74)       $   --         $   --         $   --       $ 3.42
      01/31/03       3.42      (0.03)        (1.60)         (1.63)           --             --             --         1.79
      01/31/04       1.79      (0.03)         1.07           1.04            --             --             --         2.83
      01/31/05       2.83      (0.02)        (0.35)         (0.37)           --             --             --         2.46
      01/31/06       2.46      (0.02)         0.36           0.34            --             --             --         2.80
                                                  Technology Portfolio Class 2
      07/09/01@-
      01/31/02       4.04      (0.03)        (0.59)         (0.62)           --             --             --         3.42
      01/31/03       3.42      (0.03)        (1.60)         (1.63)           --             --             --         1.79
      01/31/04       1.79      (0.03)         1.07           1.04            --             --             --         2.83
      01/31/05       2.83      (0.01)        (0.37)         (0.38)           --             --             --         2.45
      01/31/06       2.45      (0.02)         0.35           0.33            --             --             --         2.78
                                                  Technology Portfolio Class 3
      09/30/02@-
      01/31/03       1.53      (0.01)         0.27           0.26            --             --             --         1.79
      01/31/04       1.79      (0.03)         1.06           1.03            --             --             --         2.82
      01/31/05       2.82      (0.01)        (0.36)         (0.37)           --             --             --         2.45
      01/31/06       2.45      (0.03)         0.35           0.32            --             --             --         2.77
                                            Small & Mid Cap Value Portfolio Class 2
      08/01/02#-
      01/31/03      10.00       0.02         (0.16)         (0.14)        (0.00)            --             --         9.86
      01/31/04       9.86      (0.01)         4.17           4.16         (0.01)         (0.07)         (0.08)       13.94
      01/31/05      13.94       0.07          1.76           1.83         (0.06)         (0.47)         (0.53)       15.24
      01/31/06      15.24       0.03          2.28           2.31            --          (0.06)         (0.06)       17.49
                                            Small & Mid Cap Value Portfolio Class 3
      09/30/02@-
      01/31/03       9.22       0.01          0.63           0.64         (0.00)            --             --         9.86
      01/31/04       9.86      (0.02)         4.16           4.14         (0.00)         (0.07)         (0.07)       13.93
      01/31/05      13.93       0.07          1.74           1.81         (0.04)         (0.47)         (0.51)       15.23
      01/31/06      15.23       0.02          2.28           2.30            --          (0.06)         (0.06)       17.47

      ----------  -----------------------------------------------------------------------
                               NET      RATIO OF           RATIO OF NET
                             ASSETS    EXPENSES TO          INVESTMENT
                             END OF      AVERAGE         INCOME (LOSS) TO
        PERIOD     TOTAL     PERIOD        NET             AVERAGE NET          PORTFOLIO
        ENDED     RETURN**   (000S)      ASSETS               ASSETS            TURNOVER
      ----------  -----------------------------------------------------------------------
                                       Technology Portfolio Class 1
      01/31/02     (52.23)%  $40,156       1.45%              (1.23)%              109%
      01/31/03     (47.66)    23,828       1.50(2)            (1.36)(2)            135
      01/31/04      58.10     59,813       1.49(2)            (1.32)(2)            123
      01/31/05     (13.07)    27,342       1.50(2)            (0.76)(2)             85
      01/31/06      13.82     25,260       1.19(2)            (0.83)(2)             95
                                       Technology Portfolio Class 2
      07/09/01@-
      01/31/02     (15.35)     2,312       1.60+              (1.46)+              109
      01/31/03     (47.66)     4,272       1.66(2)            (1.51)(2)            135
      01/31/04      58.10     13,164       1.64(2)            (1.46)(2)            123
      01/31/05     (13.43)    10,298       1.68(2)            (0.76)(2)             85
      01/31/06      13.47     10,562       1.34(2)            (0.93)(2)             95
                                       Technology Portfolio Class 3
      09/30/02@-
      01/31/03      16.99        360       1.66+(2)           (1.52)+(2)           135
      01/31/04      57.54      6,641       1.72(2)            (1.56)(2)            123
      01/31/05     (13.12)     8,893       1.79(2)            (0.76)(2)             85
      01/31/06      13.06     11,502       1.43(2)            (1.08)(2)             95
                                  Small & Mid Cap Value Portfolio Class 2
      08/01/02#-
      01/31/03      (1.34)     5,375       1.65+(1)            0.53+(1)              7
      01/31/04      42.14     26,269       1.65(1)            (0.07)(1)             16
      01/31/05      13.09     45,307       1.33(1)(2)          0.39(1)(2)           21
      01/31/06      15.23     49,773       1.21(2)             0.18(2)              33
                                  Small & Mid Cap Value Portfolio Class 3
      09/30/02@-
      01/31/03       6.98      2,618       1.75+(1)            0.41+(1)              7
      01/31/04      41.99     42,387       1.75(1)            (0.21)(1)             16
      01/31/05      12.99    134,471       1.41(1)(2)          0.32(1)(2)           21
      01/31/06      15.18    208,937       1.31(2)             0.08(2)              33

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     #  Commencement of operations
     @  Inception date of class
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                      NET INVESTMENT INCOME
                                                                             EXPENSES                        (LOSS)
                                                                     ------------------------      ---------------------------
                                                                     1/03      1/04      1/05      1/03       1/04       1/05
                                                                     ------------------------      ---------------------------
       Small & Mid Cap Value Class 2...............................  4.54%+    1.52%     1.30%     (2.35)%+    0.06%      0.40%
       Small & Mid Cap Value Class 3...............................  5.62+     1.56      1.40      (3.47)+    (0.02)      0.34

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                -----------------------------
                                                                1/03    1/04    1/05    1/06
                                                                -----------------------------
       Technology Class 1.....................................  0.02%   0.08%   0.13%   0.05%
       Technology Class 2.....................................  0.03    0.08    0.15    0.04
       Technology Class 3.....................................  0.04    0.08    0.16    0.04
       Small & Mid-Cap Value Class 2..........................   --      --     0.04    0.03
       Small & Mid-Cap Value Class 3..........................   --      --     0.04    0.03


                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                       International Growth and Income Portfolio Class 1
      01/31/02     $12.51     $ 0.09        $(3.05)        $(2.96)       $(0.03)        $(0.45)        $(0.48)      $ 9.07
      01/31/03       9.07       0.09         (1.96)         (1.87)        (0.05)            --          (0.05)        7.15
      01/31/04       7.15       0.12          3.06           3.18         (0.12)            --          (0.12)       10.21
      01/31/05      10.21       0.09          1.57           1.66         (0.14)            --          (0.14)       11.73
      01/31/06      11.73       0.21          2.50           2.71         (0.11)            --          (0.11)       14.33
                                       International Growth and Income Portfolio Class 2
      07/09/01@-
      01/31/02      10.48      (0.02)        (0.88)         (0.90)        (0.03)         (0.45)         (0.48)        9.10
      01/31/03       9.10       0.03         (1.92)         (1.89)        (0.04)            --          (0.04)        7.17
      01/31/04       7.17       0.11          3.07           3.18         (0.11)            --          (0.11)       10.24
      01/31/05      10.24       0.07          1.56           1.63         (0.12)            --          (0.12)       11.75
      01/31/06      11.75       0.19          2.51           2.70         (0.10)            --          (0.10)       14.35
                                       International Growth and Income Portfolio Class 3
      09/30/02@-
      01/31/03       7.26      (0.03)        (0.06)         (0.09)           --             --             --         7.17
      01/31/04       7.17       0.06          3.11           3.17         (0.11)            --          (0.11)       10.23
      01/31/05      10.23       0.03          1.59           1.62         (0.11)            --          (0.11)       11.74
      01/31/06      11.74       0.17          2.51           2.68         (0.08)            --          (0.08)       14.34
                                               Global Equities Portfolio Class 1
      01/31/02      17.53       0.02         (4.90)         (4.88)        (0.01)         (2.15)         (2.16)       10.49
      01/31/03      10.49       0.02         (2.64)         (2.62)           --             --             --         7.87
      01/31/04       7.87       0.02          2.68           2.70         (0.02)            --          (0.02)       10.55
      01/31/05      10.55       0.03          0.64           0.67         (0.03)            --          (0.03)       11.19
      01/31/06      11.19       0.08          2.90           2.98         (0.03)            --          (0.03)       14.14
                                               Global Equities Portfolio Class 2
      07/09/01@-
      01/31/02      13.81      (0.02)        (1.15)         (1.17)        (0.01)         (2.15)         (2.16)       10.48
      01/31/03      10.48         --         (2.63)         (2.63)           --             --             --         7.85
      01/31/04       7.85       0.01          2.66           2.67         (0.01)            --          (0.01)       10.51
      01/31/05      10.51       0.02          0.64           0.66         (0.02)            --          (0.02)       11.15
      01/31/06      11.15       0.06          2.90           2.96         (0.02)            --          (0.02)       14.09
                                               Global Equities Portfolio Class 3
      09/30/02@-
      01/31/03       7.76      (0.01)         0.09           0.08            --             --             --         7.84
      01/31/04       7.84      (0.01)         2.68           2.67         (0.01)            --          (0.01)       10.50
      01/31/05      10.50      (0.01)         0.65           0.64         (0.01)            --          (0.01)       11.13
      01/31/06      11.13       0.04          2.90           2.94         (0.01)            --          (0.01)       14.06

      ----------  -----------------------------------------------------------------
                                NET       RATIO OF       RATIO OF NET
                               ASSETS    EXPENSES TO      INVESTMENT
                               END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD      TOTAL      PERIOD        NET         AVERAGE NET      PORTFOLIO
        ENDED     RETURN**     (000S)      ASSETS           ASSETS        TURNOVER
      ----------  -----------------------------------------------------------------
                          International Growth and Income Portfolio Class 1
      01/31/02      (23.67)%  $289,084      1.20%            0.84%           148%
      01/31/03      (20.66)    177,883      1.22             1.08            264
      01/31/04       44.71     232,740      1.25(1)          1.41(1)         108
      01/31/05       16.37     262,167      1.24(1)          0.79(1)          67
      01/31/06       23.25     283,464      1.10(1)          1.68(1)          79
                          International Growth and Income Portfolio Class 2
      07/09/01@-
      01/31/02       (8.63)      4,964      1.37+           (0.45)+          148
      01/31/03      (20.78)     15,437      1.40             0.44            264
      01/31/04       44.53      27,823      1.40(1)          1.18(1)         108
      01/31/05       16.08      34,961      1.39(1)          0.61(1)          67
      01/31/06       23.05      38,938      1.25(1)          1.52(1)          79
                          International Growth and Income Portfolio Class 3
      09/30/02@-
      01/31/03       (1.24)      1,647      1.83+           (1.18)+          264
      01/31/04       44.35      14,408      1.50(1)          0.65(1)         108
      01/31/05       16.00      37,465      1.48(1)          0.31(1)          67
      01/31/06       22.97      51,289      1.34(1)          1.34(1)          79
                                  Global Equities Portfolio Class 1
      01/31/02      (27.72)    409,626      0.87             0.14             75
      01/31/03      (24.98)    221,301      0.93(1)          0.19(1)          71
      01/31/04       34.39     248,468      0.95(1)          0.23(1)          83
      01/31/05        6.41     206,639      0.98(1)          0.29(1)          67
      01/31/06       26.72     217,409      0.91(1)          0.62(1)         161
                                  Global Equities Portfolio Class 2
      07/09/01@-
      01/31/02       (8.38)      3,562      1.05+           (0.33)+           75
      01/31/03      (25.10)      9,083      1.08(1)          0.00(1)          71
      01/31/04       34.04      13,903      1.10(1)          0.06(1)          83
      01/31/05        6.30      11,951      1.13(1)          0.14(1)          67
      01/31/06       26.56      16,301      1.06(1)          0.45(1)         161
                                  Global Equities Portfolio Class 3
      09/30/02@-
      01/31/03        1.03         265      1.16+(1)        (0.30)+(1)        71
      01/31/04       34.05       3,387      1.20(1)         (0.14)(1)         83
      01/31/05        6.12       7,515      1.23(1)         (0.05)(1)         67
      01/31/06       26.40      16,084      1.14(1)          0.33(1)         161

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       International Growth and Income Class 1.................   --%    0.05%   0.02%   0.03%
       International Growth and Income Class 2.................   --     0.05    0.02    0.03
       International Growth and Income Class 3.................   --     0.05    0.02    0.03
       Global Equities Class 1.................................  0.00    0.03    0.03    0.02
       Global Equities Class 2.................................  0.01    0.03    0.03    0.02
       Global Equities Class 3.................................  0.02    0.03    0.02    0.02


SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL      DIVIDENDS                 DIVIDENDS
                    ASSET     INVEST-     NET REALIZED       FROM       DECLARED    DIVIDENDS    FROM NET
                    VALUE       MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*     INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------
                                      International Diversified Equities Portfolio Class 1
      01/31/02     $10.76      $ 0.07        $(2.94)        $(2.87)      $   --       $  --       $(0.65)        $(0.65)
      01/31/03       7.24        0.07         (2.13)            --           --          --           --             --
      01/31/04       5.18        0.07          1.96           2.03        (0.28)         --           --          (0.28)
      01/31/05       6.93        0.06          0.83           0.89        (0.15)         --           --          (0.15)
      01/31/06       7.67        0.12          1.71           1.83        (0.13)         --           --          (0.13)
                                      International Diversified Equities Portfolio Class 2
      07/09/01@-
      01/31/02       8.97       (0.02)        (1.08)         (1.10)          --          --        (0.65)         (0.65)
      01/31/03       7.22        0.03         (2.09)         (2.06)          --          --           --             --
      01/31/04       5.16        0.04          1.97           2.01        (0.27)         --           --          (0.27)
      01/31/05       6.90        0.04          0.83           0.87        (0.14)         --           --          (0.14)
      01/31/06       7.63        0.10          1.71           1.81        (0.12)         --           --          (0.12)
                                      International Diversified Equities Portfolio Class 3
      09/30/02@-
      01/31/03       5.49          --         (0.33)         (0.33)          --          --           --             --
      01/31/04       5.16        0.01          1.99           2.00        (0.27)         --           --          (0.27)
      01/31/05       6.89        0.03          0.84           0.87        (0.14)         --           --          (0.14)
      01/31/06       7.62        0.08          1.72           1.80        (0.11)         --           --          (0.11)
                                               Emerging Markets Portfolio Class 1
      01/31/02       7.81        0.03         (0.95)         (0.92)       (0.02)         --        (0.08)         (0.10)
      01/31/03       6.79        0.02         (0.74)         (0.72)       (0.02)      (0.00)          --          (0.02)
      01/31/04       6.05        0.10          3.59           3.69           --          --           --             --
      01/31/05       9.74        0.09          1.83           1.92        (0.11)         --           --          (0.11)
      01/31/06      11.55        0.22          5.99           6.21        (0.05)         --           --          (0.05)
                                               Emerging Markets Portfolio Class 2
      07/09/01@-
      01/31/02       6.62       (0.02)         0.29           0.27        (0.02)         --        (0.08)         (0.10)
      01/31/03       6.79          --         (0.73)         (0.73)       (0.01)      (0.00)          --          (0.01)
      01/31/04       6.05        0.09          3.57           3.66           --          --           --             --
      01/31/05       9.71        0.07          1.84           1.91        (0.10)         --           --          (0.10)
      01/31/06      11.52        0.20          5.98           6.18        (0.03)         --           --          (0.03)
                                               Emerging Markets Portfolio Class 3
      09/30/02@-
      01/31/03       5.70       (0.02)         0.37           0.35           --          --           --             --
      01/31/04       6.05        0.05          3.61           3.66           --          --           --             --
      01/31/05       9.71        0.06          1.83           1.89        (0.09)         --           --          (0.09)
      01/31/06      11.51        0.18          5.97           6.15        (0.02)         --           --          (0.02)

      ----------  ----------------------------------------------------------------------
                   NET                  NET       RATIO OF     RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO    INVESTMENT
                  VALUE                END OF      AVERAGE     INCOME (LOSS)
        PERIOD    END OF    TOTAL      PERIOD        NET        TO AVERAGE     PORTFOLIO
        ENDED     PERIOD   RETURN**   (000'S)      ASSETS       NET ASSETS     TURNOVER
      ----------  ----------------------------------------------------------------------
                           International Diversified Equities Portfolio Class 1
      01/31/02    $ 7.24    (27.07)%  $309,703     1.23%            0.84%          29%
      01/31/03      5.18    (28.45)    156,911      1.22            0.97           48
      01/31/04      6.93     39.76     196,843      1.23            1.13           49
      01/31/05      7.67     13.10     183,649      1.25(1)         0.86(1)        25
      01/31/06      9.37     24.08     190,263      1.11            1.42           19
                           International Diversified Equities Portfolio Class 2
      07/09/01@-
      01/31/02      7.22    (12.87)      5,381      1.42+          (0.58)+         29
      01/31/03      5.16    (28.43)      8,619      1.33            0.53           48
      01/31/04      6.90     39.52      29,467      1.38            0.72           49
      01/31/05      7.63     12.86      47,549      1.40(1)         0.62(1)        25
      01/31/06      9.32     23.91      59,176      1.25            1.22           19
                           International Diversified Equities Portfolio Class 3
      09/30/02@-
      01/31/03      5.16     (6.01)      2,480      1.33+          (0.29)+         48
      01/31/04      6.89     39.29      39,947      1.48            0.11           49
      01/31/05      7.62     12.79     106,732      1.50(1)         0.41(1)        25
      01/31/06      9.31     23.83     178,666      1.34            1.05           19
                                    Emerging Markets Portfolio Class 1
      01/31/02      6.79    (11.49)     82,624      1.53            0.51          113
      01/31/03      6.05    (10.63)     63,377      1.53            0.43          118
      01/31/04      9.74     60.99     104,999      1.66(1)         1.27(1)       112
      01/31/05     11.55     19.92     110,010      1.60(1)         0.89(1)        76
      01/31/06     17.71     53.84     177,187      1.51(1)         1.58(1)       147
                                    Emerging Markets Portfolio Class 2
      07/09/01@-
      01/31/02      6.79      4.38         717      1.70+          (0.56)+        113
      01/31/03      6.05    (10.71)      3,164      1.74            0.05          118
      01/31/04      9.71     60.50       8,278      1.80(1)         1.03(1)       112
      01/31/05     11.52     19.84      13,989      1.75(1)         0.72(1)        76
      01/31/06     17.67     53.72      24,084      1.66(1)         1.43(1)       147
                                    Emerging Markets Portfolio Class 3
      09/30/02@-
      01/31/03      6.05      6.14         276      2.12+          (0.56)+        118
      01/31/04      9.71     60.50       3,533      1.90(1)         0.54(1)       112
      01/31/05     11.51     19.63      12,899      1.85(1)         0.57(1)        76
      01/31/06     17.64     53.48      35,556      1.78(1)         1.27(1)       147

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ---------------------
                                                                 1/04     1/05    1/06
                                                                 ---------------------
       International Diversified Equities Class 1..............    --%    0.00%    --%
       International Diversified Equities Class 2..............    --     0.00     --
       International Diversified Equities Class 3..............    --     0.00     --
       Emerging Markets Class 1................................  0.11     0.03    0.10
       Emerging Markets Class 2................................  0.11     0.03    0.10
       Emerging Markets Class 3................................  0.11     0.03    0.09


                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------

                     NET        NET                         TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-     NET REALIZED       FROM       DECLARED    DECLARED     FROM NET
                    VALUE       MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*     INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------
                                                 Foreign Value Portfolio Class 2
      08/01/02#-
      01/31/03     $10.00      $(0.03)       $(0.83)        $(0.86)      $   --      $(0.03)      $   --         $(0.03)
      01/31/04       9.11        0.03          3.91           3.94        (0.01)         --        (0.10)         (0.11)
      01/31/05      12.94        0.16          1.75           1.91        (0.14)         --        (0.27)         (0.41)
      01/31/06      14.44        0.25          2.27           2.52           --          --        (0.02)         (0.02)
                                                 Foreign Value Portfolio Class 3
      09/30/02@-
      01/31/03       9.20       (0.03)        (0.03)         (0.06)          --       (0.03)          --          (0.03)
      01/31/04       9.11        0.00          3.93           3.93         0.00          --        (0.10)         (0.10)
      01/31/05      12.94        0.12          1.79           1.91        (0.13)         --        (0.27)         (0.40)
      01/31/06      14.45        0.21          2.29           2.50           --          --        (0.02)         (0.02)

      ----------  ----------------------------------------------------------------------
                                                                RATIO OF NET
                                                                 INVESTMENT
                   NET                   NET       RATIO OF        INCOME
                  ASSET                 ASSETS    EXPENSES TO    (LOSS) TO
                  VALUE                 END OF      AVERAGE       AVERAGE
        PERIOD    END OF     TOTAL      PERIOD        NET           NET        PORTFOLIO
        ENDED     PERIOD   RETURN**    (000'S)      ASSETS         ASSETS      TURNOVER
      ----------  ----------------------------------------------------------------------
                                     Foreign Value Portfolio Class 2
      08/01/02#-
      01/31/03    $ 9.11      (8.57)%  $  5,888      1.95%+(1)     (0.63)%+(1)      1%
      01/31/04     12.94      43.31      34,250      1.76(1)        0.26(1)         7
      01/31/05     14.44      14.77      58,040      1.34(1)(2)     1.22(1)(2)     13
      01/31/06     16.94      17.50      68,774      1.16(2)        1.61(2)         8
                                     Foreign Value Portfolio Class 3
      09/30/02@-
      01/31/03      9.11      (0.64)      4,099      2.05+(1)      (1.04)+(1)       1
      01/31/04     12.94      43.18      63,404      1.76(1)        0.00(1)         7
      01/31/05     14.45      14.74     190,704      1.43(1)(2)     0.95(1)(2)     13
      01/31/06     16.93      17.35     322,494      1.25(2)        1.41(2)         8

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
     #  Commencement of operations
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                    NET INVESTMENT
                                                                           EXPENSES                 INCOME (LOSS)
                                                                     --------------------      ------------------------
                                                                     1/03    1/04    1/05      1/03       1/04     1/05
                                                                     --------------------      ------------------------
       Foreign Value Class 2.......................................  4.72%+  1.54%   1.33%     (3.40)%+   0.48%    1.23%
       Foreign Value Class 3.......................................  6.21+   1.58    1.42      (5.20)+    0.18     0.96


   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                -------------
                                                1/05    1/06
                                                -------------
       Foreign Value Class 2..................  0.01%   0.01%
       Foreign Value Class 3..................  0.01    0.01


SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                                                         SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                             (CLASS 1, CLASS 2 AND
                                CLASS 3 SHARES)

                  --    AGGRESSIVE GROWTH PORTFOLIO
                  --    ALLIANCE GROWTH PORTFOLIO
                  --    BLUE CHIP GROWTH PORTFOLIO
                  --    CASH MANAGEMENT PORTFOLIO
                  --    CORPORATE BOND PORTFOLIO
                  --    DAVIS VENTURE VALUE PORTFOLIO
                  --    "DOGS" OF WALL STREET PORTFOLIO
                  --    EMERGING MARKETS PORTFOLIO
                  --    FEDERATED AMERICAN LEADERS PORTFOLIO
                  --    FOREIGN VALUE PORTFOLIO
                  --    GLOBAL BOND PORTFOLIO
                  --    GLOBAL EQUITIES PORTFOLIO
                  --    GOLDMAN SACHS RESEARCH PORTFOLIO
                  --    GROWTH-INCOME PORTFOLIO
                  --    GROWTH OPPORTUNITIES PORTFOLIO
                  --    HIGH-YIELD BOND PORTFOLIO
                  --    INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                  --    INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                  --    MARSICO GROWTH PORTFOLIO
                  --    MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
                  --    MFS MID-CAP GROWTH PORTFOLIO
                  --    MFS TOTAL RETURN PORTFOLIO
                  --    PUTNAM GROWTH: VOYAGER PORTFOLIO
                  --    REAL ESTATE PORTFOLIO
                  --    SMALL & MID CAP VALUE PORTFOLIO
                  --    SMALL COMPANY VALUE PORTFOLIO
                  --    SUNAMERICA BALANCED PORTFOLIO
                  --    TECHNOLOGY PORTFOLIO
                  --    TELECOM UTILITY PORTFOLIO
                  --    WORLDWIDE HIGH INCOME PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     43
ACCOUNT INFORMATION.........................................     50
ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     53
  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     53
  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     53
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     54
  Investment Strategies.....................................     54
GLOSSARY....................................................     63
  Investment Terminology....................................     63
  Risk Terminology..........................................     67
MANAGEMENT..................................................     71
  Information About the Investment Adviser and Manager......     71
     AIG SunAmerica Asset Management Corp...................     72
       Aggressive Growth Portfolio..........................     72
       Blue Chip Growth Portfolio...........................     72
       "Dogs" of Wall Street Portfolio......................     72
       High Yield Bond Portfolio............................     72
  Information About the Subadvisers.........................     72
     AllianceBernstein L.P. ................................     73
       Alliance Growth Portfolio............................     73
       Growth-Income Portfolio..............................     73
       Small & Mid Cap Value Portfolio......................     73
     Columbia Management Advisers, LLC......................     73
       Cash Management Portfolio............................     73
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....     73
       Davis Venture Value Portfolio........................     73
       Real Estate Portfolio................................     73
     Federated Investment Management Company and Federated
      Equity Management Company of Pennsylvania.............     74
       Corporate Bond Portfolio.............................     74
       Federated American Leaders Portfolio.................     74
       Telecom Utility Portfolio............................     74
     Franklin Advisory Services, LLC........................     74
       Small Company Value Portfolio........................     74
     Goldman Sachs Asset Management, L.P....................     75
       Goldman Sachs Research Portfolio.....................     75
     Goldman Sachs Asset Management International...........     75
       Global Bond Portfolio................................     75
     J.P. Morgan Investment Management Inc..................     76
       Global Equities Portfolio............................     76
       SunAmerica Balanced Portfolio........................     76
     Marsico Capital Management, LLC........................     76
       Marsico Growth Portfolio.............................     76

SunAmerica Series Trust

     Massachusetts Financial Services Company...............     76
       MFS Massachusetts Investors Trust Portfolio..........     76
       MFS Mid-Cap Growth Portfolio.........................     76
       MFS Total Return Portfolio...........................     76
     Morgan Stanley Investment Management Inc...............     77
       Growth Opportunities Portfolio.......................     77
       International Diversified Equities Portfolio.........     77
       Technology Portfolio.................................     77
       Worldwide High Income Portfolio......................     77
     Putnam Investment Management, LLC......................     78
       Emerging Markets Portfolio...........................     78
       International Growth and Income Portfolio............     78
       Putnam: Growth Voyager Portfolio.....................     78
     Templeton Investment Counsel, LLC......................     78
       Foreign Value Portfolio..............................     78
     Information about the Distributor......................     79
     Payments in Connection with Distribution...............     79
     Custodian, Transfer and Dividend Paying Agent..........     79
     Legal Proceedings......................................     79
FINANCIAL HIGHLIGHTS........................................     81
FOR MORE INFORMATION........................................     98

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series, thirty of which are included in this Prospectus ("Portfolios"), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 54, and the glossary that follows on page 63.


                             Q&A
FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Corporate Bond           high total return with     invests, under normal circumstances,
  Portfolio                only moderate price risk   at least 80% of net assets in fixed
                                                      income securities, but invests
                                                      primarily in investment grade fixed
                                                      income securities; may invest up to
                                                      35% in fixed income securities rated
                                                      below investment grade
-----------------------------------------------------------------------------------------------
  Global Bond Portfolio    high total return,         invests, under normal circumstances,
                           emphasizing current        at least 80% of net assets in high
                           income and, to a lesser    quality fixed income securities of
                           extent, capital            U.S. and foreign issuers and
                           appreciation               transactions in foreign currencies
-----------------------------------------------------------------------------------------------
  High-Yield Bond          high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in
                           appreciation               intermediate and long-term corporate
                                                      obligations, emphasizing high-yield,
                                                      high-risk fixed income securities
                                                      (junk bonds) with a primary focus on
                                                      "B" rated high-yield bonds
-----------------------------------------------------------------------------------------------
  Worldwide High Income    high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in high
                           appreciation               income securities of issuers located
                                                      throughout the world
-----------------------------------------------------------------------------------------------

SunAmerica Series Trust

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



-----------------------------------------------------------------------------------------------
                            BALANCED OR ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  MFS Total Return         reasonable current         invests primarily in common stocks
  Portfolio                income, long-term          and fixed income securities, with an
                           capital growth and         emphasis on income-producing
                           conservation of capital    securities that appear to have some
                                                      potential for capital enhancement
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Blue Chip Growth         capital appreciation       invests, under normal circumstances,
  Portfolio                                           at least 80% of net assets in common
                                                      stocks that demonstrate the potential
                                                      for capital appreciation, issued by
                                                      large-cap companies
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  "Dogs" of Wall Street    total return (including    invests in thirty high dividend
  Portfolio                capital appreciation and   yielding common stocks selected
                           current income)            quarterly from the Dow Jones
                                                      Industrial Average and the broader
                                                      market (see page 53 for additional
                                                      information about the investment
                                                      strategy for the "Dogs" of Wall
                                                      Street Portfolio)
-----------------------------------------------------------------------------------------------
  Federated American       growth of capital and      invests primarily in the securities
  Leaders Portfolio        income                     of high quality companies
-----------------------------------------------------------------------------------------------
  Goldman Sachs Research   long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      investments selected for their
                                                      potential to achieve capital
                                                      appreciation over the long term (see
                                                      page 53 for additional information
                                                      about the investment strategy for the
                                                      Goldman Sachs Research Portfolio)
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



-------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Growth-Income            growth of capital and      invests primarily in common stocks or
  Portfolio                income                     securities that demonstrate the
                                                      potential for appreciation and/or
                                                      dividends
-------------------------------------------------------------------------------------------------
  Growth Opportunities     capital appreciation       invests in equity securities that
  Portfolio                                           demonstrate the potential for capital
                                                      appreciation, issued generally by
                                                      small-cap companies
-------------------------------------------------------------------------------------------------
  Marsico Growth           long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 65% in equity securities of large
                                                      companies with a general core position
                                                      of 20 to 30 common stocks
-------------------------------------------------------------------------------------------------
  MFS Massachusetts        reasonable current         invests primarily in equity securities
  Investors Trust          income and long-term
  Portfolio                growth of capital and
                           income
-------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager   capital appreciation       invests primarily in common stocks of
  Portfolio                                           U.S. companies, with a focus on growth
                                                      stocks issued by companies the
                                                      Subadviser believes have above-average
                                                      growth potential and whose earnings are
                                                      likely to increase over time
-------------------------------------------------------------------------------------------------
  Real Estate Portfolio    total return through a     invests, under normal circumstances, at
                           combination of growth      least 80% of net assets in securities
                           and income                 of companies principally engaged in or
                                                      related to the real estate industry or
                                                      that own significant real estate assets
                                                      or that primarily invest in real estate
                                                      financial instruments
-------------------------------------------------------------------------------------------------
  Small & Mid Cap Value    long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      securities of companies with small and
                                                      medium market capitalizations that the
                                                      Subadviser determines to be undervalued
-------------------------------------------------------------------------------------------------
  Small Company Value      long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in a broadly
                                                      diversified portfolio of equity
                                                      securities of small companies generally
                                                      with market capitalizations ranging
                                                      from approximately $39 million to $2.9
                                                      billion
-------------------------------------------------------------------------------------------------
  Technology Portfolio     long-term capital          invests, under normal circumstances, at
                           appreciation               least 80% of net assets in equity
                                                      securities that demonstrate the
                                                      potential for capital appreciation,
                                                      issued by companies the Subadviser
                                                      believes are positioned to benefit from
                                                      involvement in technology and
                                                      technology-related industries worldwide
-------------------------------------------------------------------------------------------------
  Telecom Utility          high current income and    invests, under normal circumstances, at
  Portfolio                moderate capital           least 80% of net assets in equity and
                           appreciation               debt securities of utility companies
-------------------------------------------------------------------------------------------------

SunAmerica Series Trust

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.



------------------------------------------------------------------------------------------------
                                    INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  Emerging Markets         long-term capital          invests, under normal circumstances,
  Portfolio                appreciation               at least 80% of net assets in common
                                                      stocks and other equity securities of
                                                      companies that its Subadviser believes
                                                      have above-average growth prospects
                                                      primarily in emerging markets outside
                                                      the U.S.
------------------------------------------------------------------------------------------------
  Foreign Value            long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      and debt securities of companies and
                                                      governments outside the U.S.,
                                                      including emerging markets
------------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the potential
                                                      for appreciation and engages in
                                                      transactions in foreign currencies;
                                                      under normal circumstances, at least
                                                      80% of net assets of the Portfolio
                                                      will be invested in equity securities
------------------------------------------------------------------------------------------------
  International            long-term capital          invests primarily (in accordance with
  Diversified Equities     appreciation               country and sector weightings
  Portfolio                                           determined by its Subadviser) in
                                                      securities of foreign issuers that, in
                                                      the aggregate, replicate broad country
                                                      and sector indices; under normal
                                                      circumstances, at least 80% of net
                                                      assets of the Portfolio will be
                                                      invested in equity securities
------------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by
                                                      the market and offers a potential for
                                                      income
------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 54 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL COMPANY VALUE and TECHNOLOGY PORTFOLIOS invest primarily in equity securities. In addition, the MFS TOTAL RETURN, SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, EMERGING MARKETS, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, PUTNAM GROWTH: VOYAGER and TECHNOLOGY PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, GLOBAL EQUITIES, MFS TOTAL RETURN, SMALL & MID CAP VALUE, SMALL COMPANY VALUE and TELECOM UTILITY PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the MFS TOTAL RETURN, SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, GOLDMAN SACHS RESEARCH, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MID-CAP GROWTH, MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

SunAmerica Series Trust

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the EMERGING MARKETS, FOREIGN VALUE, GLOBAL BOND, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME and WORLDWIDE HIGH INCOME PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS, FOREIGN VALUE, INTERNATIONAL DIVERSIFIED EQUITIES and WORLDWIDE HIGH INCOME PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH OPPORTUNITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, MFS TOTAL RETURN, PUTMAN
    GROWTH: VOYAGER and TECHNOLOGY PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH, EMERGING MARKETS, GROWTH OPPORTUNITIES, INTERNATIONAL GROWTH AND INCOME, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL COMPANY VALUE and TECHNOLOGY PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

                                                         SunAmerica Series Trust

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the GOLDMAN SACHS RESEARCH and TELECOM UTILITY PORTFOLIOS invest significantly in real estate securities and the GROWTH OPPORTUNITIES PORTFOLIO may also invest in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The "DOGS" OF WALL STREET, GLOBAL BOND, MARSICO GROWTH and WORLDWIDE HIGH INCOME PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH, FOREIGN VALUE, GROWTH OPPORTUNITIES, SMALL & MID CAP VALUE and TECHNOLOGY PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       AGGRESSIVE GROWTH PORTFOLIO CLASS 1*
                                                       ------------------------------------
1997                                                                  12.35%
1998                                                                  17.43%
1999                                                                  84.66%
2000                                                                 -15.25%
2001                                                                 -31.70%
2002                                                                 -24.71%
2003                                                                  28.57%
2004                                                                  16.72%
2005                                                                   8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth
  Portfolio Class 1                         8.73%      -3.45%           6.48%                 N/A                   N/A
            Class 2                         8.56%        N/A             N/A                 1.12%                  N/A
            Class 3                         8.49%        N/A             N/A                  N/A                 15.95%
-----------------------------------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%                3.79%                17.34%
-----------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         ALLIANCE GROWTH PORTFOLIO CLASS 1*
                                                         ----------------------------------
1996                                                                   29.11%
1997                                                                   31.43%
1998                                                                   52.23%
1999                                                                   33.07%
2000                                                                  -19.47%
2001                                                                  -14.00%
2002                                                                  -31.26%
2003                                                                   25.76%
2004                                                                    7.94%
2005                                                                   16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Alliance Growth
  Portfolio Class 1              16.63%      -1.32%      9.99%            N/A                   N/A
            Class 2              16.49%        N/A        N/A            1.82%                  N/A
            Class 3              16.35%        N/A        N/A             N/A                 14.39%
---------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth
   Index(2)                       5.26%      -3.58%      6.73%           0.10%                14.55%

---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         BLUE CHIP GROWTH PORTFOLIO CLASS 1*
                                                         -----------------------------------
2001                                                                   -20.87%
2002                                                                   -29.26%
2003                                                                    25.98%
2004                                                                     5.25%
2005                                                                     2.49%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.30%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
31, 2005)                                   YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth
  Portfolio Class 1                         2.49%      -5.32%          -7.19%                 N/A                  N/A
            Class 2                         2.50%        N/A             N/A                -2.32%                 N/A
            Class 3                         2.40%        N/A             N/A                  N/A                10.27%
-----------------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                        4.91%       0.54%          -1.06%                2.64%               16.06%

-----------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         CASH MANAGEMENT PORTFOLIO CLASS 1*
                                                         ----------------------------------
1996                                                                   4.91%
1997                                                                   5.22%
1998                                                                   5.05%
1999                                                                   4.87%
2000                                                                   6.06%
2001                                                                   3.67%
2002                                                                   1.40%
2003                                                                   0.63%
2004                                                                   0.86%
2005                                                                   2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                          YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management
  Portfolio Class 1                         2.76%      1.86%       3.53%            N/A                  N/A
            Class 2                         2.71%       N/A         N/A            1.42%                 N/A
            Class 3                         2.52%       N/A         N/A             N/A                 1.16%
------------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CORPORATE BOND PORTFOLIO CLASS 1*
                                                          ---------------------------------
1996                                                                    4.49%
1997                                                                   10.90%
1998                                                                    6.05%
1999                                                                   -1.85%
2000                                                                    5.03%
2001                                                                    7.59%
2002                                                                    7.46%
2003                                                                   11.94%
2004                                                                    6.82%
2005                                                                    1.85%

During the period shown in the bar chart, the highest return for a quarter was 5.39% (quarter ended 06/30/03) and the lowest return for a quarter was -1.90% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 0.09%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN         CLASS 2              CLASS 3
DECEMBER 31, 2005)                          YEAR       YEARS       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio   Class 1         1.85%      7.08%       5.96%             N/A                   N/A
                            Class 2         1.79%       N/A         N/A             6.77%                  N/A
                            Class 3         1.60%       N/A         N/A              N/A                  7.03%
--------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index(2)       1.96%      7.11%       6.46%            6.60%                 5.53%
--------------------------------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(3)                                 2.74%      8.39%       6.56%            8.49%                14.66%
--------------------------------------------------------------------------------------------------------------------
 Blended Index(4)                           2.17%      7.50%       6.53%            7.15%                 7.78%
--------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

(4) The Blended Index consists of 75% of Lehman Brothers U.S. Credit Index and 25% of Merrill Lynch High Yield Master II Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      DAVIS VENTURE VALUE PORTFOLIO CLASS 1*
                                                      --------------------------------------
1996                                                                  24.76%
1997                                                                  34.32%
1998                                                                  13.73%
1999                                                                  16.11%
2000                                                                   9.47%
2001                                                                 -11.32%
2002                                                                 -16.77%
2003                                                                  33.16%
2004                                                                  13.50%
2005                                                                  10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Davis Venture Value
  Portfolio Class 1              10.60%      4.29%      11.57%            N/A                   N/A
            Class 2              10.47%       N/A         N/A            6.95%                  N/A
            Class 3              10.34%       N/A         N/A             N/A                 19.11%
---------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)              4.91%      0.54%       9.07%           2.64%                16.06%
---------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     "DOGS" OF WALL STREET PORTFOLIO CLASS 1*
                                                    ------------------------------------------
1999                                                                  -7.08%
2000                                                                   2.94%
2001                                                                   7.91%
2002                                                                  -6.57%
2003                                                                  20.06%
2004                                                                   9.58%
2005                                                                  -2.67%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.25%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS                                     CLASS 1            CLASS 2            CLASS 3
 (AS OF THE CALENDAR YEAR ENDED           PAST ONE   PAST FIVE     SINCE              SINCE              SINCE
 DECEMBER 31, 2005)                        YEAR      YEARS       INCEPTION(1)       INCEPTION(1)       INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street
  Portfolio Class 1                        -2.67%      5.24%           2.68%              N/A                 N/A
            Class 2                        -2.82%       N/A             N/A              4.95%                N/A
            Class 3                        -3.02%       N/A             N/A               N/A               10.26%
-----------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                        4.91%      0.54%           3.19%             2.64%              16.06%
-----------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is April 1, 1998; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        EMERGING MARKETS PORTFOLIO CLASS 1*
                                                        -----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%
2003                                                                   52.61%
2004                                                                   24.52%
2005                                                                   37.23%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 12.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF
THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
2005)                                   YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio
   Class 1                             37.23%      18.93%           6.36%                 N/A                  N/A
   Class 2                             36.97%        N/A             N/A                22.10%                 N/A
   Class 3                             36.82%        N/A             N/A                  N/A                36.89%
-------------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free
   Index(SM)(2)                        34.54%      19.44%           6.06%               23.53%               38.94%
-------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                              FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1*
                                              ---------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%
2003                                                              27.57%
2004                                                               9.91%
2005                                                               4.65%

During the period shown in the bar chart, the highest return for a quarter was 16.96% (quarter ended 06/30/03) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.74%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS                              CLASS 1            CLASS 2            CLASS 3
 (AS OF THE CALENDAR YEAR ENDED    PAST ONE   PAST FIVE     SINCE              SINCE              SINCE
 DECEMBER 31, 2005)                 YEAR      YEARS       INCEPTION(1)       INCEPTION(1)       INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 Federated American Leaders
  Portfolio(2) Class 1               4.65%      2.83%          8.05%               N/A                 N/A
               Class 2               4.51%       N/A            N/A               3.08%                N/A
               Class 3               4.41%       N/A            N/A                N/A               14.93%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(3)                 4.91%      0.54%          8.43%              2.64%              16.06%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)/Barra Value Index(4)     6.33%      2.53%          8.87%              3.85%              19.45%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)/Citigroup Value
   Index(5)                          8.71%      4.54%          8.97%              6.11%              19.01%

----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

(4) Effective as of close of business December 16, 2005, Standard & Poor's substituted Citigroup performance data in place of BARRA performance data. The index was replaced, because BARRA was no longer offering the performance data for the index. The S&P(R)/BARRA Value Index was designed to differentiate between fast growing companies and slower growing or under valued companies.

                                                         SunAmerica Series Trust

      Standard & Poor's and Barra cooperated to employ a price-to-book calculation, whereby the market capitalization of an index (S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R)) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year.

(5) Effective as of close of business December 16, 2005, the Portfolio selected the S&P 500(R)/Citigroup Value Index for performance comparisons. S&P 500(R)/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500(R) Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index is unmanaged and market capitalization weighted.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            FOREIGN VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                            FOREIGN VALUE PORTFOLIO CLASS 2*
                                                            --------------------------------
2003                                                                     34.59%
2004                                                                     19.95%
2005                                                                     10.07%

During the period shown in the chart, the highest return for a quarter was 20.36% (quarter ended 06/30/03) and the lowest return for a quarter was -10.39% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.51%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF             PAST ONE         CLASS 2               CLASS 3
THE CALENDAR YEAR ENDED DECEMBER 31, 2005)        YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Foreign Value Portfolio  Class 2                10.07%           16.41%                  N/A
                          Class 3                 9.92%             N/A                 20.23%
----------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                           13.54%           19.66%                24.02%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is August 1, 2002 and Class 3 is September 30,
      2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1*
                                                              ------------------------------
1996                                                                       9.36%
1997                                                                      10.03%
1998                                                                      10.87%
1999                                                                      -1.05%
2000                                                                       9.27%
2001                                                                       5.05%
2002                                                                       5.88%
2003                                                                       3.58%
2004                                                                       3.96%
2005                                                                       4.58%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -1.65% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was -0.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                          YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class 1              4.58%      4.61%       6.09%            N/A                  N/A
                       Class 2              4.36%       N/A         N/A            4.31%                 N/A
                       Class 3              4.36%       N/A         N/A             N/A                 4.11%
-------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (hedged)(2)                        4.97%      5.28%       6.83%           5.25%                4.07%
-------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (un-hedged)(3)                    -6.53%      6.89%       5.17%           8.80%                6.62%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

(3) Effective March 1, 2006, the Portfolio selected J.P. Morgan Global Government Bond Index (un-hedged) for performance comparisons. The change from the J.P. Morgan Global Government Bond Index (hedged) to the J.P. Morgan Global Government Bond Index (un-hedged) was made because the new index is more representative of the Portfolio's investment strategy. The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          GLOBAL EQUITIES PORTFOLIO CLASS 1*
                                                          ----------------------------------
1996                                                                    14.18%
1997                                                                    15.06%
1998                                                                    22.86%
1999                                                                    30.94%
2000                                                                   -17.26%
2001                                                                   -18.11%
2002                                                                   -26.79%
2003                                                                    26.54%
2004                                                                    11.86%
2005                                                                    15.75%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.48%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                          YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio  Class 1        15.75%      -0.36%     5.56%             N/A                   N/A
                            Class 2        15.56%        N/A       N/A             3.48%                  N/A
                            Class 3        15.49%        N/A       N/A              N/A                 17.96%
-------------------------------------------------------------------------------------------------------------------
 MSCI World Index(SM)(2)                    9.49%       2.18%     7.04%            5.64%                19.80%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                  GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1*
                                                  -----------------------------------------
2001                                                               -25.20%
2002                                                               -28.08%
2003                                                                25.33%
2004                                                                12.92%
2005                                                                 3.61%

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 06/30/03) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.83%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED   PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                 YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research
  Portfolio Class 1                3.61%      -4.64%          -4.59%                 N/A                  N/A
            Class 2                3.34%        N/A             N/A                -1.30%                 N/A
            Class 3                3.25%        N/A             N/A                  N/A                14.53%
--------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)               4.91%       0.54%          -1.06%                2.64%               16.06%

--------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GROWTH-INCOME PORTFOLIO CLASS 1*
                                                           --------------------------------
1996                                                                    24.06%
1997                                                                    33.92%
1998                                                                    30.74%
1999                                                                    30.04%
2000                                                                    -8.34%
2001                                                                   -15.90%
2002                                                                   -21.15%
2003                                                                    25.62%
2004                                                                    11.56%
2005                                                                     7.20%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.96%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS                                         CLASS 2            CLASS 3
 (AS OF THE CALENDAR YEAR ENDED    PAST ONE   PAST FIVE   PAST TEN     SINCE              SINCE
 DECEMBER 31, 2005)                 YEAR       YEARS      YEARS      INCEPTION(1)       INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1     7.20%      -0.08%      9.94%          N/A                 N/A
                         Class 2     7.06%        N/A        N/A          2.24%                N/A
                         Class 3     6.92%        N/A        N/A           N/A               13.90%
--------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                 4.91%       0.54%      9.07%         2.64%              16.06%
--------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    GROWTH OPPORTUNITIES PORTFOLIO CLASS 1*
                                                    ---------------------------------------
2001                                                                -33.17%
2002                                                                -39.83%
2003                                                                 34.93%
2004                                                                  6.26%
2005                                                                  7.66%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 17.34%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                              YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 1         7.66%      -9.10%          -10.30%                 N/A                  N/A
                                Class 2         7.51%        N/A              N/A                -3.29%                 N/A
                                Class 3         7.33%        N/A              N/A                  N/A                16.14%
---------------------------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Growth Index(2)                4.15%       2.28%           -2.52%                4.29%               21.84%
---------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Russell 2000(R) Growth Index for performance comparisons. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The change from the S&P Mid 400(R) Index to the Russell 2000(R) Growth Index was made because the Russell 2000(R) Growth Index is more representative of the Portfolio's investment strategy.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 1*
                                                           ----------------------------------
1996                                                                     14.57%
1997                                                                     14.42%
1998                                                                     -2.95%
1999                                                                      6.50%
2000                                                                     -9.30%
2001                                                                     -4.30%
2002                                                                     -5.93%
2003                                                                     31.74%
2004                                                                     17.50%
2005                                                                      8.81%

During the period shown in the bar chart, the highest return for a quarter was 11.49% (quarter ended 06/30/03) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.53%.
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS
  (AS OF THE CALENDAR YEAR ENDED     PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
        DECEMBER 31, 2005)             YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1     8.81%      8.68%       6.42%             N/A                  N/A
                           Class 2     8.80%       N/A         N/A             9.57%                 N/A
                           Class 3     8.57%       N/A         N/A              N/A                19.16%
--------------------------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(2)                            2.74%      8.39%       6.56%            8.49%               14.66%

--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 1*
                                                --------------------------------------------
1996                                                                9.31%
1997                                                                6.37%
1998                                                               18.53%
1999                                                               24.59%
2000                                                              -18.32%
2001                                                              -24.02%
2002                                                              -28.48%
2003                                                               31.88%
2004                                                               16.44%
2005                                                               13.87%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.21%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED        PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
DECEMBER 31, 2005)                      YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 International Diversified Equities
   Portfolio Class 1                   13.87%      -1.01%     2.92%            N/A                   N/A
             Class 2                   13.67%        N/A       N/A            2.99%                  N/A
             Class 3                   13.44%        N/A       N/A             N/A                 18.02%
---------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                 13.54%       4.55%     5.84%           9.73%                24.02%
---------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                 CLASS 1*
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.90%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------
 International Growth and Income
  Portfolio Class 1                      14.30%       3.07%           6.54%                  N/A                  N/A
            Class 2                      14.12%        N/A             N/A                  8.04%                 N/A
            Class 3                      14.03%        N/A             N/A                   N/A                22.28%
---------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%                 9.73%               24.02%
---------------------------------------------------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%                12.30%               26.80%
---------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          MARSICO GROWTH PORTFOLIO CLASS 1*
                                                          ---------------------------------
2001                                                                   -13.53%
2002                                                                   -11.24%
2003                                                                    30.20%
2004                                                                    11.24%
2005                                                                    10.74%

During the period shown in the bar chart, the highest return for a quarter was 13.00% (quarter ended 06/30/03) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED    PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                  YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
---------------------------------------------------------------------------
 Marsico Growth Portfolio
   Class 1                         10.74%      4.24%            4.24%                 N/A                   N/A
   Class 2                         10.61%       N/A              N/A                 7.35%                  N/A
   Class 3                         10.45%       N/A              N/A                  N/A                 13.99%
---------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                4.91%      0.54%            0.54%                2.64%                16.06%
---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is December 29, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                        MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1*
                                        ----------------------------------------------------
1996                                                           15.99%
1997                                                           23.22%
1998                                                           29.28%
1999                                                            5.93%
2000                                                           -0.32%
2001                                                          -16.04%
2002                                                          -21.00%
2003                                                           22.50%
2004                                                           11.85%
2005                                                            7.71%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED        PAST ONE   PAST FIVE   PAST TEN         CLASS 2              CLASS 3
DECEMBER 31, 2005)                      YEAR       YEARS       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust
  Portfolio Class 1                     7.71%      -0.43%      6.68%             N/A                   N/A
            Class 2                     7.56%        N/A        N/A             2.42%                  N/A
            Class 3                     7.47%        N/A        N/A              N/A                 14.09%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                    4.91%       0.54%      9.07%            2.64%                16.06%

----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       MFS MID-CAP GROWTH PORTFOLIO CLASS 1*
                                                       -------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%
2003                                                                   37.31%
2004                                                                   14.09%
2005                                                                    3.20%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.88%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED DECEMBER  PAST ONE     PAST FIVE          CLASS 1              CLASS 2              CLASS 3
31, 2005)                                  YEAR         YEARS       SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1      3.20%        -7.95%            2.67%                  N/A                  N/A
                              Class 2      2.99%          N/A              N/A                 -6.30%                 N/A
                              Class 3      2.89%          N/A              N/A                   N/A                17.56%
--------------------------------------------------------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)        12.10%         1.38%            4.82%                 6.29%               24.07%
--------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is April 1, 1999; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         MFS TOTAL RETURN PORTFOLIO CLASS 1*
                                                         -----------------------------------
1996                                                                    9.94%
1997                                                                   16.90%
1998                                                                   19.53%
1999                                                                    2.88%
2000                                                                   17.01%
2001                                                                    0.52%
2002                                                                   -4.85%
2003                                                                   16.86%
2004                                                                   11.30%
2005                                                                    3.09%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.41%.
--------------------------------------------------------------------------------

    AVERAGE ANNUAL TOTAL RETURNS
   (AS OF THE CALENDAR YEAR ENDED      PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
         DECEMBER 31, 2005)              YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1      3.09%       5.10%      9.02%           N/A                   N/A
                            Class 2      2.88%        N/A        N/A           5.65%                  N/A
                            Class 3      2.79%        N/A        N/A            N/A                 10.64%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                     4.91%       0.54%      9.07%          2.64%                16.06%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate
   Index(3)                              2.43%       5.87%      6.16%          5.62%                 3.83%
----------------------------------------------------------------------------------------------------------------
 Treasury Bills(4)                       3.07%       2.10%      3.63%          1.83%                 1.79%
----------------------------------------------------------------------------------------------------------------
 Blended Index(4)                        3.94%       2.87%      7.84%          3.68%                10.37%
----------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500(R) Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                  PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1*
                                                  -----------------------------------------
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%
2003                                                                23.98%
2004                                                                 5.02%
2005                                                                 6.07%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.27%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                   PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
(AS OF CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1        6.07%      -5.08%     5.82%              N/A                  N/A
                                  Class 2        5.86%        N/A       N/A             -1.70%                 N/A
                                  Class 3        5.77%        N/A       N/A               N/A                11.34%
------------------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(2)                 5.26%      -3.58%     6.73%             0.10%               14.55%
------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1*
                                                              ------------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                      23.80%
2001                                                                       6.00%
2002                                                                       6.26%
2003                                                                      37.91%
2004                                                                      34.57%
2005                                                                      13.30%

During the period shown in the bar chart, the highest return for a quarter was 15.03% (quarter ended 12/31/04) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 15.55%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF
THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
2005)                                    YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1          13.30%      18.82%          12.35%                 N/A                  N/A
                       Class 2          13.13%        N/A             N/A                19.73%                 N/A
                       Class 3          13.05%        N/A             N/A                  N/A                26.26%
--------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)           12.13%      18.71%          12.81%               18.82%               24.13%
--------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 2, 1997; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        SMALL & MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                    SMALL & MID CAP VALUE PORTFOLIO CLASS 2*
                                                    ----------------------------------------
2003                                                                 36.52%
2004                                                                 17.90%
2005                                                                  5.89%

During the period shown in the bar chart, the highest return for a quarter was 19.72% (quarter ended 06/30/03) and the lowest return for a quarter was -7.28% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.71%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                  PAST ONE         CLASS 2               CLASS 3
DECEMBER 31, 2005)                                YEAR      SINCE INCEPTION(1)    SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Small & Mid Cap Value Portfolio Class 2          5.89%           17.49%                  N/A
                                 Class 3          5.77%             N/A                 21.30%
----------------------------------------------------------------------------------------------------
 Russell 2500(TM) Index(2)                        8.11%           19.90%                23.46%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date: Class 2 is August 1, 2002 and Class 3 is September 30,
      2002.

(2) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     SMALL COMPANY VALUE PORTFOLIO CLASS 1*
                                                     --------------------------------------
1999                                                                  6.15%
2000                                                                 17.04%
2001                                                                  4.50%
2002                                                                 -8.63%
2003                                                                 32.42%
2004                                                                 25.39%
2005                                                                 11.03%

During the period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended 06/30/03) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 13.90%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR  PAST ONE   PAST FIVE        CLASS 1              CLASS 3
ENDED DECEMBER 31, 2005)                                 YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**                11.03%      11.97%           12.44%                 N/A
                               Class 3                    N/A         N/A              N/A                -0.02%
---------------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                          4.71%      13.55%           13.34%               -2.03%

---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1) Inception date for Class 1 is December 14, 1998; and Class 3 is September 12, 2005.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     SUNAMERICA BALANCED PORTFOLIO CLASS 1*
                                                     --------------------------------------
1997                                                                 24.48%
1998                                                                 24.61%
1999                                                                 21.40%
2000                                                                 -9.43%
2001                                                                -13.14%
2002                                                                -15.18%
2003                                                                 15.07%
2004                                                                  6.84%
2005                                                                  1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED  PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
      DECEMBER 31, 2005)          YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced
  Portfolio Class 1                1.89%     -1.59%          5.94%                 N/A                   N/A
            Class 2                1.74%       N/A            N/A                 0.53%                  N/A
            Class 3                1.64%       N/A            N/A                  N/A                  6.85%
-------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)               4.91%      0.54%          8.43%                2.64%                16.06%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S.
   Aggregate Index(3)              2.43%      5.87%          6.72%                5.62%                 3.83%
-------------------------------------------------------------------------------------------------------------------
 Treasury Bills(4)                 3.07%      2.10%          3.56%                1.83%                 1.79%
-------------------------------------------------------------------------------------------------------------------
 Former Blended Index(4)           3.94%      2.87%          7.70%                3.68%                10.37%
-------------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)          6.27%      1.07%          8.65%                3.39%                16.93%
-------------------------------------------------------------------------------------------------------------------
 New Blended Index(6)              4.41%      3.15%          8.17%                4.38%                11.46%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1*
                                                              -----------------------------
2001                                                                     -47.63%
2002                                                                     -49.29%
2003                                                                      50.84%
2004                                                                      -2.59%
2005                                                                      -0.38%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.20%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                     YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio Class 1         -0.38%     -17.22%          -21.65%                 N/A                  N/A
                      Class 2         -0.38%        N/A              N/A                -9.29%                 N/A
                      Class 3         -0.38%        N/A              N/A                  N/A                17.69%
------------------------------------------------------------------------------------------------------------------------
 Nasdaq(R) Composite Index(2)          2.12%      -1.75%           -9.27%                2.44%               22.16%
------------------------------------------------------------------------------------------------------------------------
 Nasdaq-100(R) Index(3)                1.90%      -6.62%          -13.33%               -0.46%               23.66%
------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is July 5, 2000; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

(2) The Nasdaq(R) Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

(3) The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on the Nasdaq Stock Market, based on market value (capitalization).

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          TELECOM UTILITY PORTFOLIO CLASS 1*
                                                          ----------------------------------
1997                                                                    25.73%
1998                                                                    14.04%
1999                                                                     1.78%
2000                                                                    -9.00%
2001                                                                   -13.76%
2002                                                                   -23.77%
2003                                                                    18.75%
2004                                                                    16.89%
2005                                                                     6.53%

During the period shown in the bar chart, the highest return for a quarter was 15.95% (quarter ended 06/30/03) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.70%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED        PAST ONE   PAST FIVE        CLASS 1              CLASS 2              CLASS 3
DECEMBER 31, 2005)                      YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)   SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1      6.53%      -0.56%           3.66%                  N/A                  N/A
                           Class 2      6.39%        N/A             N/A                  0.24%                 N/A
                           Class 3      6.30%        N/A             N/A                   N/A                14.60%
-------------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                    4.91%       0.54%           8.43%                 2.64%               13.96%
-------------------------------------------------------------------------------------------------------------------------
 S&P Utility Index(3)                  16.79%      -2.27%           7.35%                -0.24%               24.90%
-------------------------------------------------------------------------------------------------------------------------
 S&P Telecommunication Services
   Index(4)                           -5.34%       -6.79%           1.36%                -7.18%                7.56%
-------------------------------------------------------------------------------------------------------------------------
 Blended Index(5)                       2.17%      -4.43%           4.29%                -4.08%               13.61%
-------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is November 11, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

(4) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R). Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

(5) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index on a market capitalization weighted basis.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1*
                                                   ----------------------------------------
1996                                                                25.32%
1997                                                                15.54%
1998                                                               -17.07%
1999                                                                19.31%
2000                                                                -2.96%
2001                                                                -3.20%
2002                                                                -0.39%
2003                                                                25.94%
2004                                                                 9.37%
2005                                                                 7.35%

During the period shown in the bar chart, the highest return for a quarter was 10.43% (quarter ended 06/30/97) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.24%.
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS
  (AS OF THE CALENDAR YEAR ENDED     PAST ONE   PAST FIVE   PAST TEN        CLASS 2              CLASS 3
        DECEMBER 31, 2005)             YEAR       YEARS      YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
 Worldwide High Income
  Portfolio Class 1                    7.35%       7.35%      7.08%             N/A                  N/A
            Class 2                    7.08%        N/A        N/A             8.68%                 N/A
            Class 3                    6.99%        N/A        N/A              N/A                14.67%
--------------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond
   Index(2)                            2.26%       9.83%      7.14%            9.87%               13.61%
--------------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(3)     10.73%      12.25%     12.99%           12.68%               16.91%
--------------------------------------------------------------------------------------------------------------
 Blended Index(4)                      6.44%      11.12%     10.25%           11.94%               15.10%
--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date: Class 2 is July 9, 2001 and Class 3 is November 11, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.

(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(4) The Blended Index consists of 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                               AGGRESSIVE GROWTH              ALLIANCE GROWTH              BLUE CHIP GROWTH
                                                   PORTFOLIO                     PORTFOLIO                   PORTFOLIO(2)
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.71%     0.71%     0.71%     0.61%     0.61%     0.61%     0.70%     0.70%     0.70%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.08%     0.08%     0.08%     0.05%     0.05%     0.05%     0.24%     0.24%     0.24%
Total Annual Portfolio Operating
  Expenses(1)                              0.79%     0.94%     1.04%     0.66%     0.81%     0.91%     0.94%     1.09%     1.19%

                                                CASH MANAGEMENT
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.49%     0.49%     0.49%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.05%     0.05%     0.05%
Total Annual Portfolio Operating
  Expenses(1)                              0.54%     0.69%     0.79%

                                                CORPORATE BOND              DAVIS VENTURE VALUE          "DOGS" OF WALL STREET
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.55%     0.55%     0.55%     0.71%     0.71%     0.71%     0.60%     0.60%     0.60%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.07%     0.07%     0.07%     0.05%     0.05%     0.05%     0.10%     0.10%     0.10%
Total Annual Portfolio Operating
  Expenses(1)                              0.62%     0.77%     0.87%     0.76%     0.91%     1.01%     0.70%     0.85%     0.95%

                                               EMERGING MARKETS
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            1.20%     1.20%     1.20%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.31%     0.31%     0.33%
Total Annual Portfolio Operating
  Expenses(1)                              1.51%     1.66%     1.78%

                                              FEDERATED AMERICAN               FOREIGN VALUE                  GLOBAL BOND
                                               LEADERS PORTFOLIO                 PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.69%     0.69%     0.69%      N/A      0.86%     0.86%     0.68%     0.68%     0.68%
Service (12b-1) Fees                       0.00%     0.15%     0.25%      N/A      0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.07%     0.07%     0.07%      N/A      0.15%     0.14%     0.15%     0.15%     0.15%
Total Annual Portfolio Operating
  Expenses(1)                              0.76%     0.91%     1.01%      N/A      1.16%     1.25%     0.83%     0.98%     1.08%

                                                GLOBAL EQUITIES
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.79%     0.79%     0.79%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.12%     0.12%     0.10%
Total Annual Portfolio Operating
  Expenses(1)                              0.91%     1.06%     1.14%

                                            GOLDMAN SACHS RESEARCH             GROWTH-INCOME             GROWTH OPPORTUNITIES
                                                PORTFOLIO(2)(3)                  PORTFOLIO                   PORTFOLIO(2)
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.90%     0.90%     0.90%     0.56%     0.56%     0.56%     0.75%     0.75%     0.75%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.45%     0.45%     0.45%     0.05%     0.05%     0.05%     0.27%     0.27%     0.27%
Total Annual Portfolio Operating
  Expenses(1)                              1.35%     1.50%     1.60%     0.61%     0.76%     0.86%     1.02%     1.17%     1.27%

                                                HIGH-YIELD BOND
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.62%     0.62%     0.62%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.12%     0.12%     0.12%
Total Annual Portfolio Operating
  Expenses(1)                              0.74%     0.89%     0.99%

                                           INTERNATIONAL DIVERSIFIED     INTERNATIONAL GROWTH AND           MARSICO GROWTH
                                              EQUITIES PORTFOLIO             INCOME PORTFOLIO                  PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.94%     0.94%     0.94%     0.93%     0.93%     0.93%     0.85%     0.85%     0.85%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.17%     0.16%     0.15%     0.17%     0.17%     0.16%     0.09%     0.09%     0.09%
Total Annual Portfolio Operating
  Expenses(1)                              1.11%     1.25%     1.34%     1.10%     1.25%     1.34%     0.94%     1.09%     1.19%

                                               MFS MASSACHUSETTS
                                           INVESTORS TRUST PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.70%     0.70%     0.70%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.08%     0.08%     0.08%
Total Annual Portfolio Operating
  Expenses(1)                              0.78%     0.93%     1.03%

                                              MFS MID-CAP GROWTH             MFS TOTAL RETURN               PUTNAM GROWTH:
                                                   PORTFOLIO                     PORTFOLIO                 VOYAGER PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3   CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------   ---------------------------   ---------------------------
Management Fees                            0.75%     0.75%     0.75%     0.65%     0.65%     0.65%     0.83%     0.83%     0.83%
Service (12b-1) Fees                       0.00%     0.15%     0.25%     0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses(1)                          0.07%     0.07%     0.07%     0.06%     0.06%     0.06%     0.12%     0.12%     0.13%
Total Annual Portfolio Operating
  Expenses(1)                              0.82%     0.97%     1.07%     0.71%     0.86%     0.96%     0.95%     1.10%     1.21%

                                                  REAL ESTATE
                                                   PORTFOLIO
                                          ---------------------------
                                          CLASS 1   CLASS 2   CLASS 3
                                          ---------------------------
Management Fees                            0.77%     0.77%     0.77%
Service (12b-1) Fees                       0.00%     0.15%     0.25%
Other Expenses(1)                          0.08%     0.08%     0.08%
Total Annual Portfolio Operating
  Expenses(1)                              0.85%     1.00%     1.10%

                                                         SunAmerica Series Trust

                                            SMALL COMPANY VALUE           SMALL & MID CAP VALUE               SUNAMERICA
                                               PORTFOLIO(2)                     PORTFOLIO                 BALANCED PORTFOLIO
                                        ---------------------------    ---------------------------    ---------------------------
                                        CLASS 1   CLASS 2   CLASS 3    CLASS 1   CLASS 2   CLASS 3    CLASS 1   CLASS 2   CLASS 3
                                        ---------------------------    ---------------------------    ---------------------------
                                        -----------------------------------------------------------------------------------------
Management Fees                          1.00%      N/A      1.00%       N/A      0.98%     0.98%      0.63%     0.63%     0.63%
Service (12b-1) Fees                     0.00%      N/A      0.25%       N/A      0.15%     0.25%      0.00%     0.15%     0.25%
Other Expenses(1)                        0.82%      N/A      0.78%       N/A      0.08%     0.08%      0.10%     0.10%     0.10%
Total Annual Portfolio Operating
  Expenses(1)                            1.82%      N/A      2.03%       N/A      1.21%     1.31%      0.73%     0.88%     0.98%

                                                TECHNOLOGY                   TELECOM UTILITY             WORLDWIDE HIGH INCOME
                                                 PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                                        ---------------------------    ---------------------------    ---------------------------
                                        CLASS 1   CLASS 2   CLASS 3    CLASS 1   CLASS 2   CLASS 3    CLASS 1   CLASS 2   CLASS 3
                                        ---------------------------    ---------------------------    ---------------------------
                                        -----------------------------------------------------------------------------------------
Management Fees                          1.00%     1.00%     1.00%      0.75%     0.75%     0.75%      0.80%     0.80%     0.80%
Service (12b-1) Fees                     0.00%     0.15%     0.25%      0.00%     0.15%     0.25%      0.00%     0.15%     0.25%
Other Expenses(1)                        0.19%     0.19%     0.18%      0.16%     0.16%     0.15%      0.17%     0.17%     0.17%
Total Annual Portfolio Operating
  Expenses(1)                            1.19%     1.34%     1.43%      0.91%     1.06%     1.15%      0.97%     1.12%     1.22%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1, Class 2 and Class 3 would have been as follows:

                                                 CLASS 1       CLASS 2       CLASS 3
                                                 -----------------------------------
Aggressive Growth Portfolio                       0.74%         0.89%         0.99%
Alliance Growth Portfolio                         0.64%         0.79%         0.89%
Blue Chip Growth Portfolio                        0.80%         0.95%         1.05%
Davis Venture Value Portfolio                     0.75%         0.90%         1.01%*
"Dogs" of Wall Street Portfolio*                  0.70%         0.85%         0.95%
Emerging Markets Portfolio                        1.41%         1.56%         1.69%
Federated American Leaders Portfolio              0.71%         0.86%         0.97%
Foreign Value Portfolio                            N/A          1.15%         1.24%
Global Equities Portfolio                         0.89%         1.04%         1.12%
Goldman Sachs Research Portfolio                  1.31%         1.46%         1.56%
Growth-Income Portfolio                           0.60%         0.75%         0.85%
Growth Opportunities Portfolio                    0.97%         1.12%         1.22%
International Growth and Income Portfolio         1.07%         1.22%         1.31%
Marsico Growth Portfolio                          0.92%         1.07%         1.17%
MFS Massachusetts Investors Trust
  Portfolio                                       0.77%         0.92%         1.02%
MFS Mid-Cap Growth Portfolio                      0.79%         0.94%         1.04%
MFS Total Return Portfolio                        0.70%         0.85%         0.95%
Putnam Growth: Voyager Portfolio                  0.88%         1.03%         1.14%
Real Estate Portfolio*                            0.85%         1.00%         1.10%
Small & Mid Cap Value Portfolio                    N/A          1.18%         1.28%
SunAmerica Balanced Portfolio                     0.71%         0.86%         0.96%
Technology Portfolio                              1.14%         1.30%         1.39%
Telecom Utility Portfolio                         0.88%         1.03%         1.12%

---------------

* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                            CLASS 1       CLASS 2       CLASS 3
                                            -----------------------------------
Blue Chip Growth Portfolio                   0.85%         1.00%         1.10%
Goldman Sachs Research Portfolio             1.35%         1.50%         1.60%
Growth Opportunities Portfolio               1.00%         1.15%         1.25%
Small Company Value Portfolio                1.60%          N/A          1.85%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(3) The voluntary waivers and/or reimbursements described in footnote (2) are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing voluntary expense limitations. For the fiscal year ended January 31, 2006, the Portfolio paid an amount equal to 0.12% of the average daily net assets to the Adviser to effectuate this recoupment. The Portfolio's Total Annual Operating Expenses would have been lower if the Adviser did not recoup prior waivers and/or reimbursements. Effective October 1, 2005, the Adviser agreed to voluntarily waive on an annual basis 0.05% of the Management Fees, which resulted in an effective waiver of 0.03% for the fiscal year. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio*
  (Class 1 shares).........................................   $ 81     $252    $  439   $  978
  (Class 2 shares).........................................     96      300       520    1,155
  (Class 3 shares).........................................    106      331       574    1,271
Alliance Growth Portfolio*
  (Class 1 shares).........................................     67      211       368      822
  (Class 2 shares).........................................     83      259       450    1,002
  (Class 3 shares).........................................     93      290       504    1,120
Blue Chip Growth Portfolio*
  (Class 1 shares).........................................     96      300       520    1,155
  (Class 2 shares).........................................    111      347       601    1,329
  (Class 3 shares).........................................    121      378       654    1,443
Cash Management Portfolio
  (Class 1 shares).........................................     55      173       302      677
  (Class 2 shares).........................................     70      221       384      859
  (Class 3 shares).........................................     81      252       439      978
Corporate Bond Portfolio
  (Class 1 shares).........................................     63      199       346      774
  (Class 2 shares).........................................     79      246       428      954
  (Class 3 shares).........................................     89      278       482    1,073
Davis Venture Value Portfolio*
  (Class 1 shares).........................................     78      243       422      942
  (Class 2 shares).........................................     93      290       504    1,120
  (Class 3 shares).........................................    103      322       558    1,236
"Dogs" of Wall Street Portfolio*
  (Class 1 shares).........................................     72      224       390      871
  (Class 2 shares).........................................     87      271       471    1,049
  (Class 3 shares).........................................     97      303       525    1,166
Emerging Markets Portfolio*
  (Class 1 shares).........................................    154      477       824    1,802
  (Class 2 shares).........................................    169      523       902    1,965
  (Class 3 shares).........................................    181      560       964    2,095
Federated American Leaders Portfolio*
  (Class 1 shares).........................................     78      243       422      942
  (Class 2 shares).........................................     93      290       504    1,120
  (Class 3 shares).........................................    103      322       558    1,236

                                                         SunAmerica Series Trust

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Foreign Value Portfolio*
  (Class 1 shares).........................................    N/A      N/A       N/A      N/A
  (Class 2 shares).........................................   $118     $368    $  638   $1,409
  (Class 3 shares).........................................    127      397       686    1,511
Global Bond Portfolio
  (Class 1 shares).........................................     85      265       460    1,025
  (Class 2 shares).........................................    100      312       542    1,201
  (Class 3 shares).........................................    110      343       595    1,317
Global Equities Portfolio*
  (Class 1 shares).........................................     93      290       504    1,120
  (Class 2 shares).........................................    108      337       585    1,294
  (Class 3 shares).........................................    116      362       628    1,386
Goldman Sachs Research Portfolio*
  (Class 1 shares).........................................    137      428       739    1,624
  (Class 2 shares).........................................    153      474       818    1,791
  (Class 3 shares).........................................    168      520       897    1,955
Growth-Income Portfolio*
  (Class 1 shares).........................................     62      195       340      762
  (Class 2 shares).........................................     78      243       422      942
  (Class 3 shares).........................................     88      274       477    1,061
Growth Opportunities Portfolio*
  (Class 1 shares).........................................    104      325       563    1,248
  (Class 2 shares).........................................    119      372       644    1,420
  (Class 3 shares).........................................    129      403       697    1,534
High-Yield Bond Portfolio
  (Class 1 shares).........................................     76      237       411      918
  (Class 2 shares).........................................     91      284       493    1,096
  (Class 3 shares).........................................    101      315       547    1,213
International Diversified Equities Portfolio
  (Class 1 shares).........................................    113      353       612    1,352
  (Class 2 shares).........................................    127      397       686    1,511
  (Class 3 shares).........................................    136      425       734    1,613
International Growth and Income Portfolio*
  (Class 1 shares).........................................    112      350       606    1,340
  (Class 2 shares).........................................    127      397       686    1,511
  (Class 3 shares).........................................    136      425       734    1,613
Marsico Growth Portfolio*
  (Class 1 shares).........................................     96      300       520    1,155
  (Class 2 shares).........................................    111      347       601    1,329
  (Class 3 shares).........................................    121      378       654    1,443
MFS Massachusetts Investors Trust Portfolio*
  (Class 1 shares).........................................     80      249       433      966
  (Class 2 shares).........................................     95      296       515    1,143
  (Class 3 shares).........................................    105      328       569    1,259
MFS Mid-Cap Growth Portfolio*
  (Class 1 shares).........................................     84      262       455    1,014
  (Class 2 shares).........................................     99      309       536    1,190
  (Class 3 shares).........................................    109      340       590    1,306

SunAmerica Series Trust

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
MFS Total Return Portfolio*
  (Class 1 shares).........................................   $ 73     $227    $  395   $  883
  (Class 2 shares).........................................     88      274       477    1,061
  (Class 3 shares).........................................     98      306       531    1,178
Putnam Growth: Voyager Portfolio*
  (Class 1 shares).........................................     97      303       525    1,166
  (Class 2 shares).........................................    112      350       606    1,340
  (Class 3 shares).........................................    123      384       665    1,466
Real Estate Portfolio*
  (Class 1 shares).........................................     87      271       471    1,049
  (Class 2 shares).........................................    102      318       552    1,225
  (Class 3 shares).........................................    112      350       606    1,340
Small Company Value Portfolio*
  (Class 1 shares).........................................    185      573       985    2,137
  (Class 2 shares).........................................    N/A      N/A       N/A      N/A
  (Class 3 shares).........................................    206      637     1,093    2,358
Small & Mid Cap Value Portfolio*
  (Class 1 shares).........................................    N/A      N/A       N/A      N/A
  (Class 2 shares).........................................    123      384       665    1,466
  (Class 3 shares).........................................    133      415       718    1,579
SunAmerica Balanced Portfolio*
  (Class 1 shares).........................................     75      233       406      906
  (Class 2 shares).........................................     90      281       488    1,084
  (Class 3 shares).........................................    100      312       542    1,201
Technology Portfolio*
  (Class 1 shares).........................................    121      378       654    1,443
  (Class 2 shares).........................................    136      425       734    1,613
  (Class 3 shares).........................................    146      452       782    1,713
Telecom Utility Portfolio*
  (Class 1 shares).........................................     93      290       504    1,120
  (Class 2 shares).........................................    108      337       585    1,294
  (Class 3 shares).........................................    117      365       633    1,398
Worldwide High Income Portfolio
  (Class 1 shares).........................................     99      309       536    1,190
  (Class 2 shares).........................................    114      356       617    1,363
  (Class 3 shares).........................................    124      387       670    1,477

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio
  (Class 1 shares)........................................   $ 76     $237      $411      $  918
  (Class 2 shares)........................................     91      284       493       1,096
  (Class 3 shares)........................................    101      315       547       1,213
Alliance Growth Portfolio
  (Class 1 shares)........................................     65      205       357         798
  (Class 2 shares)........................................     81      252       439         978
  (Class 3 shares)........................................     91      284       493       1,096
Blue Chip Growth Portfolio
  (Class 1 shares)........................................     82      255       444         990
  (Class 2 shares)........................................     97      303       525       1,166
  (Class 3 shares)........................................    107      334       579       1,283
Davis Venture Value Portfolio
  (Class 1 shares)........................................     77      240       417         930
  (Class 2 shares)........................................     92      287       498       1,108
  (Class 3 shares)*.......................................    103      322       558       1,236
"Dogs" of Wall Street Portfolio
  (Class 1 shares)........................................     72      224       390         871
  (Class 2 shares)........................................     87      271       471       1,049
  (Class 3 shares)........................................     97      303       525       1,166
Emerging Markets Portfolio
  (Class 1 shares)........................................    144      446       771       1,691
  (Class 2 shares)........................................    159      493       850       1,856
  (Class 3 shares)........................................    172      533       918       1,998
Federated American Leaders Portfolio
  (Class 1 shares)........................................     73      227       395         883
  (Class 2 shares)........................................     88      274       477       1,061
  (Class 3 shares)........................................     99      309       536       1,190
Foreign Value Portfolio
  (Class 1 shares)........................................    N/A      N/A       N/A         N/A
  (Class 2 shares)........................................    117      365       633       1,398
  (Class 3 shares)........................................    126      393       681       1,500
Global Equities Portfolio
  (Class 1 shares)........................................     91      284       493       1,096
  (Class 2 shares)........................................    106      331       574       1,271
  (Class 3 shares)........................................    114      356       617       1,363
Goldman Sachs Research Portfolio
  (Class 1 shares)........................................    133      415       718       1,579
  (Class 2 shares)........................................    149      462       797       1,746
  (Class 3 shares)........................................    159      493       850       1,856
Growth-Income Portfolio
  (Class 1 shares)........................................     61      192       335         750
  (Class 2 shares)........................................     77      240       417         930
  (Class 3 shares)........................................     87      271       471       1,049
Growth Opportunities Portfolio
  (Class 1 shares)........................................     99      309       536       1,190
  (Class 2 shares)........................................    114      356       617       1,363
  (Class 3 shares)........................................    124      387       670       1,477
International Growth and Income Portfolio
  (Class 1 shares)........................................    109      340       590       1,306
  (Class 2 shares)........................................    124      387       670       1,477
  (Class 3 shares)........................................    133      415       718       1,579

SunAmerica Series Trust

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Marisco Growth Portfolio
  (Class 1 shares)........................................   $ 94     $293      $509      $1,131
  (Class 2 shares)........................................    109      340       590       1,306
  (Class 3 shares)........................................    119      372       644       1,420
MFS Massachusetts Investors Trust Portfolio
  (Class 1 shares)........................................     79      246       428         954
  (Class 2 shares)........................................     94      293       509       1,131
  (Class 3 shares)........................................    104      325       563       1,248
MFS Mid-Cap Growth Portfolio
  (Class 1 shares)........................................     81      252       439         978
  (Class 2 shares)........................................     96      300       520       1,155
  (Class 3 shares)........................................    106      331       574       1,271
MFS Total Return Portfolio
  (Class 1 shares)........................................     72      224       390         871
  (Class 2 shares)........................................     87      271       471       1,049
  (Class 3 shares)........................................     97      303       525       1,166
Putnam Growth: Voyager Portfolio
  (Class 1 shares)........................................     90      281       488       1,084
  (Class 2 shares)........................................    105      328       569       1,259
  (Class 3 shares)........................................    116      362       628       1,386
Real Estate Portfolio*
  (Class 1 shares)........................................     87      271       471       1,049
  (Class 2 shares)........................................    102      318       552       1,225
  (Class 3 shares)........................................    112      350       606       1,340
Small Company Value Portfolio
  (Class 1 shares)........................................    163      505       871       1,900
  (Class 2 shares)........................................    N/A      N/A       N/A         N/A
  (Class 3 shares)........................................    188      582     1,001       2,169
Small & Mid Cap Value Portfolio
  (Class 1 shares)........................................    N/A      N/A       N/A         N/A
  (Class 2 shares)........................................    120      375       649       1,432
  (Class 3 shares)........................................    130      406       702       1,545
SunAmerica Balanced Portfolio
  (Class 1 shares)........................................     73      227       395         883
  (Class 2 shares)........................................     88      274       477       1,061
  (Class 3 shares)........................................     98      306       531       1,178
Technology Portfolio
  (Class 1 shares)........................................    116      362       628       1,386
  (Class 2 shares)........................................    132      412       713       1,568
  (Class 3 shares)........................................    142      440       761       1,669
Telecom Utility Portfolio
  (Class 1 shares)........................................     90      281       488       1,084
  (Class 2 shares)........................................    105      328       569       1,259
  (Class 3 shares)........................................    114      356       617       1,363

---------------

* The amount of the voluntary fee waiver and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE (12B-1) PLAN

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the

SunAmerica Series Trust
day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 8 and 9 of the Prospectus, respectively.

                                                         SunAmerica Series Trust

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

SunAmerica Series Trust

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The quarterly selection of the thirty stocks that meet these criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The GOLDMAN SACHS RESEARCH PORTFOLIO will invest, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 4. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income     - Fixed income     - Fixed income     - Fixed income     - Fixed income
  Portfolio's            securities:        securities (at     securities (at     securities (at     securities (at
  principal              - U.S. treasury    least 80%):        least 80%):        least 80%):        least 80%):
  investments?             bills            - corporate        - U.S. and non-    - junk bonds       - junk bonds
                         - agency             bonds              U.S.             - convertible        (up to 100%)
                           discount           - investment       government         bonds            - emerging
                           notes            grade                securities       - preferred          market
                         - corporate        securities         - investment         stocks             government
                           debt               - junk bonds       grade            - zero coupon        securities
                           instruments      (up to 35%)          corporate          and deferred     - emerging
                       - Short-term                              bonds              interest           market
                         investments                           - mortgage and       bonds              corporate
                         - commercial                            asset-backed                          debt
                           paper                                 securities                            instruments
                         - repurchase                        - Short-term                            - Eurobonds
                           agreements                          investments                           - Brady bonds
                         - bank                              - Currency
                           obligations                         transactions
                                                             - Foreign
                                                               securities
------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                - Fixed income     - Options and      - Equity           - Fixed income
  investments or                            securities:        futures            securities:        securities
  strategies may the                        - preferred      - Forward            - convertible      - U.S. and
  Portfolio use to a                          stocks           commitments          securities         non-U.S.
  significant extent?                       - zero coupon,   - Inflation swaps    - warrants           government
                                              deferred       - Mortgage and     - Fixed income         securities
                                              interest and     currency swaps     securities:        - investment
                                              PIK bonds      - Credit,            - U.S.               grade
                                              (up to 35%)      interest rate        government         corporate
                                            - U.S.             and total            securities         bonds
                                              government       return swaps       - investment     - Currency
                                              securities     - Hybrid               grade bonds      transactions
                                          - Foreign            instruments        - PIK bonds      - Illiquid
                                            securities       - Deferred         - Foreign            securities (up
                                          - When-issued and    interest bonds     securities         to 15%)
                                            delayed          - Inverse          - Short-term       - Borrowing for
                                            delivery           floaters           investments        temporary or
                                            transactions     - Illiquid                              emergency
                                          - Illiquid           securities (up                        purposes
                                            securities (up     to 15%)                               (up to 33 1/3%)
                                            to 15%)          - Pass-through
                                          - Pass-through       securities
                                            securities       - Borrowing for
                                          - Convertible        temporary or
                                            securities         emergency
                                                               purposes
                                                               (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term       - Short-term       - Mortgage dollar  - Borrowing for    - Hybrid
  investments may the    investments        investments        rolls              temporary or       instruments
  Portfolio use as       - municipal      - Defensive        - Zero coupon,       emergency        - Options and
  part of efficient        obligations      investments        deferred           purposes           Futures
  portfolio                               - Options and        interest and       (up to 33 1/3%)  - Forward
  management or to                          futures            PIK bonds        - Illiquid           commitments
  enhance return?                           (up to 10%)      - Firm               securities
                                          - Borrowing for      commitments and    (up to 15%)
                                            temporary or       when-issued or   - Loan
                                            emergency          delayed --         participations
                                            purposes           delivery           and assignments
                                            (up to 33 1/3%)    transactions     - Short sales
                                          - Securities       - Forward
                                            lending            commitments
                                            (up to 33 1/3%)  - Loan
                                          - Currency           participations
                                            transactions       and assignments
                                          - Currency swaps   - Securities
                                          - Credit swaps       lending (up to
                                          - Interest rate      33 1/3%)
                                            swaps, caps,     - Interest rate
                                            floors and         swaps, caps and
                                            collars            collars
                                          - Total return
                                            swaps
                                          - Hybrid
                                            instruments
------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate    - Credit quality   - Credit quality   - Active trading   - Active trading
  risks normally         fluctuations     - Convertible      - Currency         - Convertible      - Credit quality
  affect the           - Securities         Securities Risk    volatility         securities risk  - Currency
  Portfolio?             selection        - Currency         - Derivatives      - Credit quality     volatility
                                            volatility       - Emerging         - Illiquidity      - Derivatives
                                          - Derivatives        markets          - Interest rate    - Emerging
                                          - Foreign          - Foreign            fluctuations       markets
                                            exposure           exposure         - Market           - Foreign
                                          - Illiquidity      - Hedging            volatility         exposure
                                          - Interest rate    - Illiquidity      - Securities       - Illiquidity
                                            fluctuations     - Interest rate      selection        - Interest rate
                                          - Market             fluctuations     - Short sales        fluctuations
                                            volatility       - Market             risks            - Market
                                          - Securities         volatility                            volatility
                                            selection        - Non-diversified                     - Non-diversified
                                          - Small and          status                                status
                                            medium sized     - Prepayment                          - Securities
                                            companies        - Securities                            selection
                                                               selection
------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


---------------------------------------------------------------------------------------------------------------------------------
                                             BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SUNAMERICA
                                                    MFS TOTAL RETURN                                BALANCED
---------------------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities (at least 40%, but not  - Equity securities:
  investments?                           more than 75%):                             - common stocks
                                         - common stocks                           - Fixed income securities (at least 25%):
                                         - preferred stocks                          - U.S. government securities
                                         - convertible securities                    - corporate debt instruments
                                         - rights
                                       - Fixed income securities (at least 25%):
                                         - non-convertible debt securities
                                         - U.S. government securities
                                         - pass-through securities
                                         - corporate debt instruments
                                         - preferred stocks
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments or   - Foreign securities (up to 20%):           - Equity securities:
  strategies may the Portfolio use to    - Brady bonds                               - small-cap stocks (up to 20%)
  a significant extent?                  - depositary receipts                     - Short-term investments
                                         - fixed income securities (U.S. dollar    - Defensive investments
                                           denominated)                            - Foreign securities
                                       - Junk bonds (up to 10%)                    - Illiquid securities (up to 15%)
                                       - Securities lending (up to 33 1/3%)        - Junk bonds (up to 15%)
                                       - Emerging markets                          - Asset-backed securities
                                                                                   - Mortgage-backed securities
                                                                                   - TBA mortgage-backed securities
                                                                                   - Commercial mortgage-backed securities
                                                                                   - Forward commitments to purchase or sell
                                                                                     short mortgage-backed and TBA
                                                                                     mortgage-backed securities (may sell
                                                                                     short up to 15% in mortgage-backed and
                                                                                     TBA mortgage-backed securities)
                                                                                   - Non-convertible preferred securities
                                                                                   - Mortgage dollar roll transactions
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Municipal securities                      - Options and futures
  the Portfolio use as part of         - Warrants                                  - Currency transactions
  efficient portfolio management or    - Zero-coupon, deferred interest and PIK    - Borrowing for temporary or emergency
  to enhance return?                     bonds                                       purposes (up to 33 1/3%)
                                       - When-issued and delayed-delivery          - Securities lending (up to 33 1/3%)
                                         transactions
                                       - Hybrid instruments
                                       - Inverse floaters
                                       - Options and futures
                                       - Currency transactions
                                       - Forward commitments
                                       - Registered investment companies
                                       - Short-term investments
                                         - repurchase agreements
                                       - Loan participations
                                       - Equity swaps
                                       - Roll transactions
                                       - Short sales
                                       - Variable and floating rate obligations
---------------------------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Credit quality                            - Active trading
  affect the Portfolio?                - Emerging markets                          - Credit quality
                                       - Foreign exposure                          - Currency volatility
                                       - Interest rate fluctuations                - Derivatives
                                       - Market volatility                         - Foreign exposure
                                       - Prepayment                                - Hedging
                                       - Securities selection                      - Illiquidity
                                       - Convertible securities                    - Interest rate fluctuations
                                                                                   - Market
                                                                                   volatility
                                                                                   - Small sized companies
---------------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                                                  DAVIS VENTURE       "DOGS" OF WALL
                    AGGRESSIVE GROWTH    ALLIANCE GROWTH     BLUE CHIP GROWTH         VALUE               STREET
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities (at      securities:         securities:
  principal           - small-cap         - large-cap         least 80%):         - large-cap         - large-cap
  investments?          stocks              stocks            - large-cap           stocks              stocks
                      - mid-cap stocks                          stocks
                      - convertible
                        securities
                      - warrants
                    - Defensive
                      investments
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Equity            - Equity            N/A
  of investments      securities:         securities          securities          securities:
  or strategies       - large-cap         (up to 25%)         - small-cap         - mid-cap stocks
  may the               stocks                                  stocks          - Foreign
  Portfolio use to                                            - mid-cap stocks    securities
  a significant                                             - Foreign
  extent?                                                     securities
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term        - Short-term        - Short-term        - Short-term
  of investments      temporary or        investments         investments         investments         investments
  may the             emergency         - Defensive           (up to 10%)       - Defensive         - Defensive
  Portfolio use as    purposes            investments       - Defensive           investments         investments
  part of             (up to 33 1/3%)   - Borrowing for       instruments       - U.S. government   - Borrowing for
  efficient         - Options and         temporary or      - Options and         securities          temporary or
  portfolio           futures             emergency           futures                                 emergency
  management or to  - Illiquid            purposes          - Borrowing for                           purposes
  enhance return?     securities          (up to 33 1/3%)     temporary or                            (up to 33 1/3%)
                      (up to 15%)       - Options and         emergency                             - Options and
                    - Short-term          futures             purposes                                futures
                      investments                             (up to 33 1/3%)
                    - IPOs                                  - Securities
                                                              lending
                                                              (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Active trading    - Financial         - Derivatives
  risks normally    - Convertible       - Derivatives       - Derivatives         institutions      - Large cap
  affect the          securities risk   - Foreign exposure  - Foreign exposure    sector              companies
  Portfolio?        - Derivatives       - Growth stocks     - Growth stocks     - Foreign exposure  - Market
                    - Growth stocks     - Large cap         - Hedging           - Large cap           volatility
                    - Hedging             companies         - Large cap           companies         - Non-diversified
                    - Illiquidity       - Market              companies         - Market              status
                    - IPO investing       volatility        - Market              volatility        - Passively
                    - Market            - Securities          volatility        - Medium sized        managed strategy
                      volatility          selection         - Securities          companies         - Securities
                    - Securities                              selection         - Securities          selection
                      selection                                                   selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


----------------------------------------------------------------------------------
                                EQUITY PORTFOLIOS
----------------------------------------------------------------------------------
                    FEDERATED AMERICAN    GOLDMAN SACHS
                         LENDERS             RESEARCH         GROWTH-INCOME
----------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities:
  principal           - large-cap         least 80%):         - large-cap
  investments?          stocks            - common stocks       stocks
                                          - warrants          - mid-cap stocks
                                          - rights
                                          - convertible
                                            securities
                                        - Equity swaps
                                          (up to 15%)
                                        - Fixed income
                                          securities:
                                          - preferred
                                            stocks
----------------------------------------------------------------------------------
  What other types  - Equity            - Small-cap stocks  - Foreign
  of investments      securities:       - Currency            securities
  or strategies       - mid-cap stocks    transactions        (up to 25%)
  may the           - Foreign           - Futures
  Portfolio use to    securities:       - Foreign
  a significant       - ADRs              securities (up
  extent?                                 to 20%):
                                          - emerging
                                            markets
                                        - Hybrid
                                          instruments
                                          (up to 15%):
                                          - structured
                                            securities
                                          - SPDRs (up to
                                            10%)
                                        - Registered
                                          investment
                                          companies (up to
                                          10% including
                                          ETFs)
                                        - REITs
                                        - Fixed income
                                          securities:
                                          - U.S.
                                            government
                                            securities
                                          - corporate debt
                                            instruments
                                          - junk bonds
                                            (up to 10%)
                                        - Short-term
                                          investments
----------------------------------------------------------------------------------
  What other types  - Short-term        - Options           - Short-term
  of investments      investments       - Currency            investments
  may the           - Defensive           transactions      - Defensive
  Portfolio use as    investments       - Forward             investments
  part of           - Options and         commitments       - Borrowing for
  efficient           futures           - When-issued and     temporary or
  portfolio         - Borrowing for       delayed delivery    emergency
  management or to    temporary or      - Borrowing for       purposes
  enhance return?     emergency           temporary or        (up to 33 1/3%)
                      purposes            emergency         - Options and
                      (up to 33 1/3%)     purposes (up to     futures
                    - Securities          33 1/3%)
                      lending           - Short sales
                      (up to 33 1/3%)     (up to 25% and
                                          only "against
                                          the box")
                                        - Securities
                                          lending
                                          (up to 33 1/3%)
                                        - Repurchase
                                          agreements
                                        - Custodial
                                          receipts and
                                          trust
                                          certificates
----------------------------------------------------------------------------------
  What additional   - Derivatives       - Convertible       - Active trading
  risks normally    - Large cap           securities risk   - Derivatives
  affect the          companies         - Credit quality    - Foreign exposure
  Portfolio?        - Market            - Currency          - Growth stocks
                      volatility          volatility        - Large cap
                    - Securities        - Derivatives         companies
                      selection         - Emerging markets  - Market
                                        - Foreign exposure    volatility
                                        - Growth stocks     - Medium sized
                                        - Interest rate       companies
                                          fluctuation       - Securities
                                        - Market              selection
                                          volatility
                                        - Real estate
                                          industry
                                        - Securities
                                          selection
                                        - Short sale risks
                                        - Small companies
                                        - Unseasoned
                                          companies
----------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                          GROWTH                            MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      OPPORTUNITIES       MARSICO GROWTH     INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities          securities (at    securities:
  principal           - small-cap         least 65%):         (at least 65%):     least 80%):         - common stock
  investments?          stocks            - large-cap         - common stocks     - common stocks
                                            stocks            - preferred         - preferred
                                                                stocks              stocks
                                                              - convertible       - mid-cap stocks
                                                                securities        - convertible
                                                            - Fixed income          securities
                                                              securities:       - Fixed income
                                                              - corporate         securities:
                                                                securities        - corporate
                                                              - U.S.                securities
                                                                government      - Foreign
                                                                securities        securities (up
                                                            - Foreign             to 20%):
                                                              securities:         - emerging
                                                              - depositary          markets
                                                                receipts
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Foreign           - Junk bonds        - Foreign
  of investments      securities:         securities          securities          (up to 10%)         securities (up
  or strategies       - common stocks     (up to 25%)         (up to 20%):                            to 20%)
  may the             - preferred       - Fixed income        - emerging                            - Fixed income
  Portfolio use to      stocks            securities:           markets                               securities
  a significant       - convertible       - U.S.            - Securities                              (up to 20%):
  extent?               securities          government        lending                                 - investment
                      - rights and          securities        (up to 33 1/3%)                           grade
                        warrants          - preferred                                                   securities
                    - Foreign               stocks                                                    - junk bonds
                      securities          - junk bonds
                      - emerging            (up to 10%)
                        markets (up to    - investment
                        25%)                grade
                                            securities
                                          - zero-coupon,
                                            deferred
                                            interest and
                                            PIK bonds
                                        - Equity
                                          securities:
                                          - convertible
                                            securities
                                          - warrants
                                        - Forward
                                          commitment
                                          agreements
                                        - When-issued and
                                          delayed-delivery
                                          transactions
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Warrants and      - Equity            - Short-term
  of investments      investments         investments         rights              securities:         investments
  may the           - Defensive         - Defensive         - When issued and     - warrants and    - Currency
  Portfolio use as    investments         instruments         delayed-delivery      rights            transactions
  part of           - Special           - Options and         transactions      - Fixed income      - Defensive
  efficient           situations          futures           - Futures             securities:         investments
  portfolio         - IPOs              - Borrowing for     - Currency            - U.S.            - Borrowing for
  management or to  - Illiquid            temporary or        transactions          government        temporary or
  enhance return?     securities (up      emergency         - Forward               securities        emergency
                      to 15%)             purposes            commitments         - zero-coupon,      purposes
                    - Derivatives         (up to 33 1/3%)   - Registered            deferred        - Options and
                      - put and call    - Illiquid            investment            interest and      futures
                        options (U.S.     securities          companies             PIK bonds       - Warrants
                        and Non-U.S.      (up to 15%)       - Short-term          - variable and    - Hybrid
                        exchanges)      - Currency            investments:          floating rate     instruments
                      - options and       transactions        - repurchase          obligations     - IPOs
                        futures         - IPOs                  agreements      - Short sales       - Convertible
                      - forward                             - Fixed income      - When issued and     securities
                        commitments                           securities:         delayed-delivery  - Foreign
                      - swaps                                 - corporate debt    transactions        securities
                    - Currency                                  instruments     - Options and         - emerging
                      transactions                            - U.S.              futures               markets
                    - REITs (up to                              government      - Currency
                      10%)                                      securities        transactions
                                                              - zero coupon,    - Forward
                                                                deferred          commitments
                                                                interest and    - Registered
                                                                PIK bonds         investment
                                                            - Roll                companies
                                                              transactions      - Securities
                                                            - Variable and        lending
                                                              floating rate       (up to 33 1/3%)
                                                              obligations
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                          GROWTH                            MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      OPPORTUNITIES       MARSICO GROWTH     INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Convertible       - Convertible       - Convertible
  risks normally    - Convertible       - Convertible         securities risk     securities risk     securities risk
  affect the          securities risk     securities risk   - Credit quality    - Credit quality    - Credit quality
  Portfolio?        - Currency          - Derivatives       - Emerging markets  - Emerging markets  - Currency
                      volatility        - Emerging markets  - Foreign exposure  - Foreign exposure    volatility
                    - Derivatives       - Foreign exposure  - Growth stocks     - Growth stocks     - Derivatives
                    - Foreign exposure  - Growth stocks     - Interest rate     - Market            - Emerging markets
                    - Growth stocks     - Illiquidity         fluctuation         volatility        - Foreign exposure
                    - Hedging           - IPO investing     - Large cap         - Medium sized      - Growth stocks
                    - Illiquidity       - Large cap           companies           companies         - Hedging
                    - IPO investing       companies         - Market            - Securities        - IPO investing
                    - Market            - Market              volatility          selection         - Market
                      volatility          volatility        - Securities        - Short sale risks    volatility
                    - Real estate       - Non-diversified     selection                             - Securities
                      industry            status                                                      selection
                    - Sector risk       - Securities                                                - Small sized
                    - Securities          selection                                                   companies
                      selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
--------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                         SMALL & MID CAP      SMALL COMPANY
                       REAL ESTATE            VALUE               VALUE             TECHNOLOGY       TELECOM UTILITY
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's       securities:           securities (at      securities:         securities:         securities:
  principal           - mid-cap stocks    least 80%):         - small-cap         - common stocks     - common stocks
  investments?        - small-cap         - small-cap           stocks            - technology        - convertible
                        stocks              stocks              (at least 80%)      companies (at       securities
                    - Fixed income        - mid-cap stocks                          least 80%),     - REITs
                      securities:                                                   which may
                      - preferred                                                   include
                        stocks                                                      certain
                    - REITs                                                         science
                                                                                    companies
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Equity            - Fixed income      - Foreign           - Fixed income
  of investments      securities          securities:         securities:         securities:         securities:
  or strategies     - Equity              - convertible       - U.S.              - emerging          - corporate
  may the             securities:           securities          government          markets             bonds
  Portfolio use to    - convertible         (up to 20%)         securities                            - investment
  a significant         securities        - rights and        - corporate debt                          grade fixed
  extent?           - Fixed income          warrants            instruments                             income
                      securities:           (up to 10%)     - Equity                                    securities
                      - corporate       - Foreign             securities:                             - preferred
                        bonds             securities (up      - preferred                               stocks
                                          to 15%)               stocks
                                        - Illiquid          - Foreign
                                          securities (up      securities
                                          to 15%)             (up to 25%)
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Derivatives:      - Short-term        - Equity            - Short-term
  of investments      investments         - put and call      investments         securities:         investments
  may the           - Defensive             options (U.S.   - Defensive           - warrants and    - Defensive
  Portfolio use as    investments           and non-U.S.      investments           rights            investments
  part of           - U.S. government         exchanges)    - Borrowing for     - Illiquid          - Options and
  efficient           securities          - options and       temporary or        securities          futures
  portfolio                                 futures           emergency           (up to 15%)       - Borrowing for
  management or to                        - forward           purposes          - Options and         temporary or
  enhance return?                           commitments       (up to 33 1/3%)     futures             emergency
                                          - swaps           - Securities        - IPOs                purposes (up to
                                        - Short sales         lending                                 33 1/3%)
                                        - Currency swaps      (up to 33 1/3%)                       - Securities
                                        - Forward currency  - Illiquid                                lending
                                          exchange            securities                              (up to 33 1/3%)
                                          contracts           (up to 15%)                           - Hybrid
                                        - Repurchase        - Forward                                 instruments
                                          agreements          commitments
                                        - Borrowing for     - Registered
                                          temporary or        investment
                                          emergency           companies
                                            purposes (up    - Firm commitments
                                          to 33 1/3%)       - When issued and
                                        - Securities          delayed-delivery
                                          lending             transactions
                                          (up to 33 1/3%)   - REITs
                                        - Short-term        - Equity
                                          investments         securities:
                                                              - convertible
                                                                securities
                                                              - warrants
                                                              - rights
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Convertible       - Convertible       - Convertible       - Active trading    - Active trading
  risks normally      securities risk     securities risk     securities risk   - Derivatives       - Convertible
  affect the        - Foreign exposure  - Credit quality    - Foreign exposure  - Emerging markets    securities risk
  Portfolio?        - Interest rate     - Currency          - Illiquidity       - Foreign exposure  - Derivatives
                      fluctuations        volatility        - Interest rate     - Growth stocks     - Market
                    - Market            - Derivatives         fluctuations      - Hedging           volatility
                      volatility        - Foreign exposure  - Market            - Illiquidity       - Real estate
                    - Real estate       - Hedging             volatility        - IPO investing       industry
                      industry          - Illiquidity       - Securities        - Market            - Securities
                    - Securities        - Market              selection           volatility          selection
                      selection           volatility        - Small sized       - Securities        - Utility industry
                    - Small and medium  - Sector risk         companies           selection
                      sized companies   - Securities                            - Small and medium
                                          selection                               sized companies
                                        - Short sale risks                      - Technology
                                        - Small and medium                        sector
                                          sized companies
                                        - Technology
                                          sector
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                 INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                                                  INTERNATIONAL       INTERNATIONAL
                     EMERGING MARKETS     FOREIGN VALUE      GLOBAL EQUITIES       DIVERSIFIED      GROWTH AND INCOME
                                                                                     EQUITIES
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Foreign           - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities (at      securities (at      securities:
  principal           - small-cap         least 80%):         least 80%):         least 80%)          - large-cap
  investments?          stocks            - emerging          - large-cap       - Foreign               stocks
                      - mid-cap stocks      markets (up to      stocks            securities            (foreign)
                    - Foreign               25%)              - mid-cap stocks                      - Foreign
                      securities:         - ADRs, EDRs and    - small-cap                             securities
                      - emerging            GDRs                stocks
                      markets             - foreign debt    - Foreign
                      (at least 80%)        securities (up    securities
                                            to 25%)
                                        - Equity
                                          securities
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Hybrid            - Unlisted foreign  - Foreign           - Equity            - Equity
  of investments      instruments         securities (up      securities:         securities:         securities:
  or strategies     - Equity swaps        to 15%)             - emerging          - convertible       - mid-cap stocks
  may the           - Options and       - Securities with       markets             securities          (foreign)
  Portfolio use to    futures             limited trading                         - warrants        - Foreign
  a significant                           market (up to                           - rights            securities:
  extent?                                 10%)                                  - Futures             - emerging
                                        - Derivatives                           - Foreign               markets
                                        - Illiquid                                securities:       - Fixed income
                                          securities (up                          - emerging          securities
                                          to 15%)                                   markets           (up to 20%):
                                                                                                      - investment
                                                                                                        grade
                                                                                                        securities
                                                                                                      - junk bonds (up
                                                                                                        to 20%)
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Illiquid          - Short-term        - Short-term        - Short-term        - Equity
  of investments      securities          investments         investments         investments         securities:
  may the             (up to 15%)       - Fixed income      - Currency          - Defensive           - small-cap
  Portfolio use as  - Borrowing for       securities:         transactions        investments           stocks
  part of             temporary or        - U.S. and        - Defensive         - Currency              (foreign)
  efficient           emergency             foreign           investments         transactions        - large-cap
  portfolio           purposes              companies       - Borrowing for     - Illiquid              stocks (U.S.)
  management or to    (up to 33 1/3%)     - U.S. and          temporary or        securities        - Currency
  enhance return?   - Currency              foreign           emergency           (up to 15%)         transactions
                      transactions          governments       purposes (up to   - Options and       - Short-term
                    - Short term        - Borrowing for       33 1/3%)            futures             investments
                      investments         temporary or      - Options and         (including        - Hybrid
                    - IPOs                emergency           futures             options on          instruments
                    - Fixed income          purposes (up                          indices - up to   - Equity swaps
                      securities:         to 33 1/3%)                             15%)              - IPOs
                      - junk bonds (up                                          - Forward
                        to 5%)                                                    commitments
                                                                                - Registered
                                                                                  investment
                                                                                  companies
                                                                                - ETFs
                                                                                - Firm commitment
                                                                                  agreements
                                                                                - Securities
                                                                                  lending
                                                                                  (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Credit quality    - Active trading    - Active trading    - Active trading
  risks normally    - Currency          - Currency          - Currency          - Convertible       - Credit quality
  affect the          volatility          volatility          volatility          securities risk   - Currency
  Portfolio?        - Derivatives       - Derivatives       - Derivatives       - Currency            volatility
                    - Emerging markets  - Emerging markets  - Emerging markets    volatility        - Emerging markets
                    - Foreign exposure  - Financial         - Foreign exposure  - Derivatives       - Foreign exposure
                    - Growth stocks       institutions      - Growth stocks     - Emerging markets  - Growth stocks
                    - Illiquidity         sector            - Hedging           - Foreign exposure  - Hedging
                    - IPO investing     - Foreign exposure  - Large cap         - Growth stocks     - IPO investing
                    - Market            - Hedging             companies         - Hedging           - Market
                      volatility        - Illiquidity       - Market            - Illiquidity         volatility
                    - Securities        - Interest rate       volatility        - Market            - Securities
                      selection           fluctuations      - Securities          volatility          selection
                    - Small and medium  - Market              selection         - Sector risk       - Small and medium
                      sized companies     volatility        - Small and medium  - Securities          size companies
                                        - Sector risk         sized companies     selection
                                        - Securities
                                          selection
                                        - Technology
                                          sector
--------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the

                                                         SunAmerica Series Trust

       Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country, and is usually a bond issued by a non-European company for sale in Europe.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and

SunAmerica Series Trust
       instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND and FOREIGN VALUE PORTFOLIOS, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively

                                                         SunAmerica Series Trust
nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

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REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in

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short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those

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of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws).

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's

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performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

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--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                      FEE
---------                                                     -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Blue Chip Growth Portfolio..................................  0.70%
Cash Management Portfolio...................................  0.49%
Corporate Bond Portfolio....................................  0.55%
Davis Venture Value Portfolio...............................  0.71%
"Dogs" of Wall Street Portfolio.............................  0.60%
Emerging Markets Portfolio..................................  1.20%
Federated American Leaders Portfolio........................  0.69%
Foreign Value Portfolio.....................................  0.86%
Global Bond Portfolio.......................................  0.68%
Global Equities Portfolio...................................  0.79%
Goldman Sachs Research Portfolio............................  0.90%
Growth-Income Portfolio.....................................  0.56%
Growth Opportunities Portfolio..............................  0.75%
High-Yield Bond Portfolio...................................  0.62%
International Diversified Equities Portfolio................  0.94%
International Growth and Income Portfolio...................  0.93%
Marsico Growth Portfolio....................................  0.85%

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
PORTFOLIO                                                      FEE
---------                                                     -----
MFS Massachusetts Investors Trust Portfolio.................  0.70%
MFS Mid-Cap Growth Portfolio................................  0.75%
MFS Total Return Portfolio..................................  0.65%
Putnam Growth: Voyager Portfolio............................  0.83%
Real Estate Portfolio.......................................  0.77%
Small & Mid Cap Value Portfolio.............................  0.98%
Small Company Value Portfolio...............................  1.00%
SunAmerica Balanced Portfolio...............................  0.63%
Technology Portfolio........................................  1.00%
Telecom Utility Portfolio...................................  0.75%
Worldwide High Income Portfolio.............................  0.80%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, Blue Chip Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

The "Dogs" of Wall Street Portfolio is managed by Steve A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager of AIG SAAMCo joined the firm in April 2004. Prior to joining AIG SAAMCo, Mr. Neimeth was a Portfolio Manager of the Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a Portfolio Manager and Research Analyst at Bear Stearns Asset Management.

The High Yield Bond Portfolio is managed by Greg Braun. Mr. Braun joined AIG SAAMCo in 2002 as a Portfolio Manager. In addition to his position with AIG SAAMCo, Mr. Braun is currently a Managing Director and Portfolio Manager-CDO/Mutual Funds of AIG Global Investment Corp. (AIGGIC). Prior to joining AIGGIC in 2001, Mr. Braun was a Senior Credit Analyst with American General Investment Management, L.P. from 1996 to 2001. Mr. Braun holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

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Alliance Growth Portfolio
Growth-Income Portfolio
Small & Mid Cap Value Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined Alliance in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

The Small & Mid Cap Value Portfolio is managed by Alliance's U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of Joseph Gerard Paul, James MacGregor and Andrew Weiner. Mr. Paul joined Alliance in 1987 and is currently a Senior Vice President and Chief Investment Officer for Advanced Value, Small/Mid Cap Value, and REITs. Mr. MacGregor joined Alliance in 1998 and is currently the Director of Research for U.S. Small/Mid Cap Value. Mr. Weiner joined Alliance in 1997 and is currently a Senior Analyst covering capital equipment and consumer staples for Large Cap and Small Cap Equities.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

Davis Venture Value Portfolio
Real Estate Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager

                                                         SunAmerica Series Trust
and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

Corporate Bond Portfolio
Federated American Leaders Portfolio
Telecom Utility Portfolio

FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA (COLLECTIVELY, FEDERATED) are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio, and Federated Equity Management Company of Pennsylvania became Subadviser for the Telecom Utility Portfolio and the Federated American Leaders Portfolio. Previously, the Subadviser for each of these Portfolios was Federated Investment Counseling. Both the new Subadvisers and the previous Subadviser are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser entities did not change the portfolio managers for the three Portfolios. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2005, Federated and affiliated companies had approximately $213 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Nathan H. Kehm, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Kehm joined Federated in 1997 and is currently a Vice President and Portfolio Manager. Mr. Kehm holds the Chartered Financial Analyst designation. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

The Federated American Leaders Portfolio is managed by Kevin R. McCloskey and William Dierker. Mr. McCloskey joined Federated in 1999 and is currently a Vice President and Portfolio Manager. Mr. McCloskey holds the Chartered Financial Analyst designation. Mr. Dierker joined Federated in September 2004 and is currently a Senior Portfolio Manager and Senior Vice President. Prior to joining Federated, he was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as Vice President, Equity Securities with Nationwide Insurance Enterprise from September 1999 to January 2002, and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker holds the Chartered Financial Analyst designation.

The Telecom Utility Portfolio is managed by John L. Nichol. Mr. Nichol joined Federated in September 2000 and is currently a Vice President and Portfolio Manager.

Small Company Value Portfolio

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Back-up portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the

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

Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

Goldman Sachs Research Portfolio

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Goldman Sachs Research Portfolio is managed by the following team of portfolio managers: Eileen Rominger, Sally Pope Davis, Steven M. Barry, Gregory
H. Ekizian, CFA and David G. Shell, CFA. Ms. Rominger joined GSAM in 1999 and is currently a Managing Director, Chief Investment Officer and Value Portfolio Manager. Ms. Davis joined GSAM in August 2001 and is currently a Vice President and Value Portfolio Manager. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. Mr. Barry joined GSAM in 1999 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager. Mr. Ekizian joined GSAM in January 1997 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager. Mr. Shell joined GSAM in January 1997 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager.

Global Bond Portfolio

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2005, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

                                                         SunAmerica Series Trust

Global Equities Portfolio
SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

Marsico Growth Portfolio

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) is located at 1200 Seventeenth Street, Suite 1600, Denver, CO 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and private accounts. As of December 31, 2005, Marsico managed approximately $62.7 billion in assets.

The Marsico Growth Portfolio is managed by Thomas F. Marsico. Mr. Marsico is the Chief Investment Officer and a Portfolio Manager of Marsico. Mr. Marsico has over 20 years experience as a Securities Analyst and Portfolio Manager.

MFS Massachusetts Investors Trust Portfolio
MFS Mid-Cap Growth Portfolio
MFS Total Return Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Massachusetts Investors Trust Portfolio is managed T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

The MFS Total Return Portfolio is managed by an investment team led by Brooks Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham

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                                       76
manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

Growth Opportunities Portfolio
International Diversified Equities Portfolio
Technology Portfolio
Worldwide High Income Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

The Growth Opportunities Portfolio is managed by a team of portfolio managers led by Mathew Hart. Additional team members include Gary M. Lewis, Janet Luby, Dudley Brickhouse and Scott Miller. Mr. Hart, Executive Director and Portfolio Manager of MSIM, Inc., is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Lewis, Managing Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1986 and joined the investment team in 1989. Ms. Luby, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1995 and joined the investment team in 1995. Mr. Brickhouse, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1997 and joined the investment team in 1997. Mr. Miller, Vice President and Portfolio Manager of MSIM, Inc., has worked for the firm since 2001 and joined the investment team in 2001.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Technology Portfolio is managed by David Walker and Mary Jayne Maly. Mr. Walker, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1990 and joined the investment team in 1996. Ms. Maly, Managing Director and Portfolio Manager of MSIM, Inc., is head of the Morgan Stanley Sector Funds Group. She has been associated with MSIM Inc. in an investment management capacity since 1992.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. Members of the High Yield Team include Gordon W. Loery and Joshua Givelber. Mr. Loery is an Executive Director and Portfolio Manager of MSIM Inc. Mr. Loery joined Morgan Stanley & Co. Incorporated (Morgan Stanley), a MSIM Inc. affiliate, in 1990 as a fixed income analyst and has been a Portfolio Manager with MSIM Inc.'s affiliate Miller Anderson & Sherrerd, LLP
(MAS) since 1996. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager.

                                                         SunAmerica Series Trust

He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

Emerging Markets Portfolio
International Growth and Income Portfolio
Putnam Growth: Voyager Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Analyst on Putnam's Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience.

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

The Putnam: Growth Voyager Portfolio is managed by the following portfolio managers: Kelly A. Morgan and Robert E. Ginsberg. Ms. Morgan is a Managing Director and Chief Investment Officer of Putnam's Large-Cap Growth team, and is a portfolio leader for other Putnam funds. Ms. Morgan joined Putnam in 1996 and has 16 years of investment experience. Ms. Morgan is a co-Portfolio Leader. Mr. Ginsberg is a Managing Director and a portfolio leader, as well as a portfolio member, for several Putnam funds. Mr. Ginsberg joined Putnam in 2004 and has 7 years of investment experience. Before joining Putnam, he was a Portfolio Manager and Senior Equity Analyst with Delaware Investments from 1997 to 2004. Mr. Ginsberg holds the Chartered Financial Analyst designation. In addition, he is the other co-Portfolio Leader.

Foreign Value Portfolio

TEMPLETON INVESTMENT COUNSEL, LLC (TEMPLETON) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Hellmer and Gary
P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager and Research Analyst. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Hellmer joined Templeton in 1997 and is currently a Vice President and

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

Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial

                                                         SunAmerica Series Trust
reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

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

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                               Cash Management Portfolio Class 2
      07/09/01@-
      01/31/02      11.34       0.12          0.03           0.15         (0.44)            --          (0.44)       11.05
      01/31/03      11.05       0.12          0.01           0.13         (0.36)            --          (0.36)       10.82
      01/31/04      10.82       0.06         (0.01)          0.05         (0.21)            --          (0.21)       10.66
      01/31/05      10.66       0.08          0.01           0.09         (0.07)            --          (0.07)       10.68
      01/31/06      10.68       0.30            --           0.30         (0.08)            --          (0.08)       10.90
                                               Cash Management Portfolio Class 3
      09/30/02@-
      01/31/03      10.78       0.02          0.01           0.03            --             --             --        10.81
      01/31/04      10.81       0.04          0.01           0.05         (0.21)            --          (0.21)       10.65
      01/31/05      10.65       0.08         (0.01)          0.07         (0.06)            --          (0.06)       10.66
      01/31/06      10.66       0.29            --           0.29         (0.07)            --          (0.07)       10.88
                                                Corporate Bond Portfolio Class 1
      01/31/02      11.22       0.84         (0.26)          0.58         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.80         (0.02)          0.78         (0.71)            --          (0.71)       11.24
      01/31/04      11.24       0.69          0.71           1.40         (0.72)            --          (0.72)       11.92
      01/31/05      11.92       0.65          0.07           0.72         (0.62)            --          (0.62)       12.02
      01/31/06      12.02       0.62         (0.44)          0.18         (0.55)            --          (0.55)       11.65
                                                Corporate Bond Portfolio Class 2
      07/09/01@-
      01/31/02      11.37       0.43            --           0.43         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.73          0.03           0.76         (0.70)            --          (0.70)       11.23
      01/31/04      11.23       0.67          0.71           1.38         (0.70)            --          (0.70)       11.91
      01/31/05      11.91       0.63          0.07           0.70         (0.61)            --          (0.61)       12.00
      01/31/06      12.00       0.60         (0.42)          0.18         (0.54)            --          (0.54)       11.64
                                                Corporate Bond Portfolio Class 3
      09/30/02@-
      01/31/03      10.83       0.20          0.20           0.40            --             --             --        11.23
      01/31/04      11.23       0.61          0.75           1.36         (0.70)            --          (0.70)       11.89
      01/31/05      11.89       0.59          0.11           0.70         (0.60)            --          (0.60)       11.99
      01/31/06      11.99       0.58         (0.43)          0.15         (0.52)            --          (0.52)       11.62
                                                 Global Bond Portfolio Class 1
      01/31/02      11.21       0.43          0.02           0.45         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.42          0.25           0.67         (0.18)         (0.15)         (0.33)       10.97
      01/31/04      10.97       0.36          0.05           0.41            --             --             --        11.38
      01/31/05      11.38       0.32          0.18           0.50            --          (0.14)         (0.14)       11.74
      01/31/06      11.74       0.28          0.06           0.34         (0.38)         (0.06)         (0.44)       11.64
                                                 Global Bond Portfolio Class 2
      07/09/01@-
      01/31/02      11.41       0.21          0.04           0.25         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.38          0.27           0.65         (0.17)         (0.15)         (0.32)       10.96
      01/31/04      10.96       0.33          0.06           0.39            --             --             --        11.35
      01/31/05      11.35       0.30          0.18           0.48            --          (0.14)         (0.14)       11.69
      01/31/06      11.69       0.26          0.06           0.32         (0.37)         (0.06)         (0.43)       11.58
                                                 Global Bond Portfolio Class 3
      09/30/02@-
      01/31/03      10.68       0.11          0.17           0.28            --             --             --        10.96
      01/31/04      10.96       0.30          0.08           0.38            --             --             --        11.34
      01/31/05      11.34       0.28          0.18           0.46            --          (0.14)         (0.14)       11.66
      01/31/06      11.66       0.24          0.07           0.31         (0.35)         (0.06)         (0.41)       11.56

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               Cash Management Portfolio Class 1
      01/31/02       3.48%   $600,741     0.52%          3.31%           --%
      01/31/03       1.22     457,994      0.52           1.37           --
      01/31/04       0.72     244,351      0.54           0.69           --
      01/31/05       0.86     227,570      0.56           0.90           --
      01/31/06       3.04     191,254      0.54           2.91           --
                               Cash Management Portfolio Class 2
      07/09/01@-
      01/31/02       1.34      22,093      0.68+          1.75+          --
      01/31/03       1.22      82,513      0.67           1.13           --
      01/31/04       0.48      54,706      0.69           0.54           --
      01/31/05       0.80      56,609      0.71           0.77           --
      01/31/06       2.80      46,240      0.69           2.75           --
                               Cash Management Portfolio Class 3
      09/30/02@-
      01/31/03       0.28      10,355      0.76+          0.68+          --
      01/31/04       0.45      59,832      0.80           0.37           --
      01/31/05       0.63     109,704      0.81           0.75           --
      01/31/06       2.70     124,629      0.79           2.70           --
                                Corporate Bond Portfolio Class 1
      01/31/02       5.27     258,912      0.67           7.41           83(1)
      01/31/03       7.17     263,378      0.65           7.17           46(1)
      01/31/04      12.67     277,860      0.64           5.89           48(1)
      01/31/05       6.18     279,090      0.63           5.46           33(1)
      01/31/06       1.60     280,564      0.62           5.23           44
                                Corporate Bond Portfolio Class 2
      07/09/01@-
      01/31/02       3.84      10,530      0.82+          7.05+          83(1)
      01/31/03       6.99      40,274      0.80           6.87           46(1)
      01/31/04      12.53      55,428      0.79           5.73           48(1)
      01/31/05       5.95      63,706      0.78           5.30           33(1)
      01/31/06       1.54      61,250      0.77           5.08           44
                                Corporate Bond Portfolio Class 3
      09/30/02@-
      01/31/03       3.69       2,965      0.87+          5.87+          46(1)
      01/31/04      12.31      29,614      0.90           5.56           48(1)
      01/31/05       5.96      92,720      0.89           5.13           33(1)
      01/31/06       1.35     142,751      0.87           4.96           44
                                 Global Bond Portfolio Class 1
      01/31/02       4.03     145,556      0.81           3.84          193
      01/31/03       6.36     132,160      0.80           3.89           66
      01/31/04       3.74     114,854      0.82           3.17          115
      01/31/05       4.38     102,785      0.83           2.79           86
      01/31/06       2.98      97,472      0.83           2.39          164
                                 Global Bond Portfolio Class 2
      07/09/01@-
      01/31/02       2.17       2,873      0.97+         3.46+          193
      01/31/03       6.18      10,931      0.94           3.70           66
      01/31/04       3.56      14,577      0.97           3.00          115
      01/31/05       4.22      16,528      0.98           2.63           86
      01/31/06       2.76      18,586      0.98           2.25          164
                                 Global Bond Portfolio Class 3
      09/30/02@-
      01/31/03       2.62         848      0.98+          3.20+          66
      01/31/04       3.47       8,162      1.07           2.82          115
      01/31/05       4.04      17,720      1.09           2.51           86
      01/31/06       2.75      29,074      1.08           2.15          164

(See next page for footnotes.)

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        Corporate Bond                                                 83%    45%    46%    32%

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               High-Yield Bond Portfolio Class 1
      01/31/02     $ 9.08      $0.98        $(1.94)        $(0.96)       $(1.11)        $   --         $(1.11)      $ 7.01
      01/31/03       7.01       0.63         (0.98)         (0.35)        (0.99)            --          (0.99)        5.67
      01/31/04       5.67       0.58          1.21           1.79         (0.46)            --          (0.46)        7.00
      01/31/05       7.00       0.61          0.35           0.96         (0.66)            --          (0.66)        7.30
      01/31/06       7.30       0.57          0.16           0.73         (0.77)            --          (0.77)        7.26
                                               High-Yield Bond Portfolio Class 2
      07/09/01@-
      01/31/02       8.48       0.43         (0.80)         (0.37)        (1.11)            --          (1.11)        7.00
      01/31/03       7.00       0.57         (0.92)         (0.35)        (0.98)            --          (0.98)        5.67
      01/31/04       5.67       0.55          1.22           1.77         (0.45)            --          (0.45)        6.99
      01/31/05       6.99       0.59          0.35           0.94         (0.65)            --          (0.65)        7.28
      01/31/06       7.28       0.56          0.17           0.73         (0.76)            --          (0.76)        7.25
                                               High-Yield Bond Portfolio Class 3
      09/30/02@-
      01/31/03       5.21       0.18          0.28           0.46            --             --             --         5.67
      01/31/04       5.67       0.54          1.22           1.76         (0.45)            --          (0.45)        6.98
      01/31/05       6.98       0.57          0.37           0.94         (0.64)            --          (0.64)        7.28
      01/31/06       7.28       0.54          0.17           0.71         (0.75)            --          (0.75)        7.24
                                            Worldwide High Income Portfolio Class 1
      01/31/02       9.74       0.93         (1.85)         (0.92)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.67         (0.72)         (0.05)        (1.06)            --          (1.06)        6.54
      01/31/04       6.54       0.52          1.11           1.63         (0.63)            --          (0.63)        7.54
      01/31/05       7.54       0.56          0.07           0.63         (0.49)            --          (0.49)        7.68
      01/31/06       7.68       0.52          0.10           0.62         (0.63)            --          (0.63)        7.67
                                            Worldwide High Income Portfolio Class 2
      07/09/01@-
      01/31/02       8.92       0.45         (0.55)         (0.10)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.62         (0.70)         (0.08)        (1.05)            --          (1.05)        6.52
      01/31/04       6.52       0.49          1.13           1.62         (0.62)            --          (0.62)        7.52
      01/31/05       7.52       0.54          0.07           0.61         (0.48)            --          (0.48)        7.65
      01/31/06       7.65       0.50          0.11           0.61         (0.62)            --          (0.62)        7.64
                                            Worldwide High Income Portfolio Class 3
      11/11/02@-
      01/31/03       6.15       0.14          0.23           0.37            --             --             --         6.52
      01/31/04       6.52       0.49          1.11           1.60         (0.62)            --          (0.62)        7.50
      01/31/05       7.50       0.50          0.11           0.61         (0.47)            --          (0.47)        7.64
      01/31/06       7.64       0.48          0.12           0.60         (0.61)            --          (0.61)        7.63

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**    (000S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               High-Yield Bond Portfolio Class 1
      01/31/02     (10.11)%  $255,845      0.71%         12.18%         148%(2)
      01/31/03      (3.92)    221,410      0.75          10.09          121(2)
      01/31/04      32.41     311,063      0.73           9.09          125(2)
      01/31/05      14.59     269,008      0.72           8.66           88(2)
      01/31/06      10.65     242,766      0.74(1)        7.75(1)        71
                               High-Yield Bond Portfolio Class 2
      07/09/01@-
      01/31/02      (3.92)      4,785      0.88+         11.22+         148(2)
      01/31/03      (3.87)     18,881      0.91          10.15          121(2)
      01/31/04      32.05      44,595      0.88           8.82          125(2)
      01/31/05      14.29      44,426      0.87           8.49           88(2)
      01/31/06      10.65      41,544      0.89(1)        7.59(1)        71
                               High-Yield Bond Portfolio Class 3
      09/30/02@-
      01/31/03       8.83       3,165      1.04+         10.74+         121(2)
      01/31/04      31.84      28,897      0.97           8.51          125(2)
      01/31/05      14.36      42,599      0.97           8.31           88(2)
      01/31/06      10.41      54,144      0.99(1)        7.48(1)        71
                            Worldwide High Income Portfolio Class 1
      01/31/02      (8.61)     93,599      1.11(1)       10.97(1)       139(2)
      01/31/03       0.45      77,847      1.15           9.55          103(2)
      01/31/04      25.40      92,530      1.15           7.16          149(2)
      01/31/05       8.64      86,357      1.13           7.37           90(2)
      01/31/06       8.49      80,462      0.97           6.69           48
                            Worldwide High Income Portfolio Class 2
      07/09/01@-
      01/31/02      (0.25)      1,028      1.27+(1)      10.53+(1)      139(2)
      01/31/03       0.10       3,247      1.29           9.44          103(2)
      01/31/04      25.31       6,927      1.30           7.00          149(2)
      01/31/05       8.38       8,064      1.28           7.22           90(2)
      01/31/06       8.36       8,336      1.12           6.52           48
                            Worldwide High Income Portfolio Class 3
      11/11/02@-
      01/31/03       6.02         106      1.36+          9.43+         103(2)
      01/31/04      24.95         718      1.39           6.74          149(2)
      01/31/05       8.43       1,123      1.38           7.06           90(2)
      01/31/06       8.26       1,622      1.22           6.36           48

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Gross of custody credits of 0.01%, for the periods ending
        January 31, 2002 and January 31, 2006.
   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        High-Yield Bond.............................................  148%   121%   125%    88%
        Worldwide High Income.......................................  139    103    149     90

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02     $17.64      $0.31        $(3.12)        $(2.81)       $(0.33)        $(0.48)        $(0.81)      $14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08
                                             SunAmerica Balanced Portfolio Class 2
      07/09/01@-
      01/31/02      15.65       0.13         (0.96)         (0.83)        (0.33)         (0.48)         (0.81)       14.01
      01/31/03      14.01       0.21         (2.31)         (2.10)        (0.33)            --          (0.33)       11.58
      01/31/04      11.58       0.16          1.95           2.11         (0.27)            --          (0.27)       13.42
      01/31/05      13.42       0.26          0.31           0.57         (0.19)            --          (0.19)       13.80
      01/31/06      13.80       0.28          0.31           0.59         (0.33)            --          (0.33)       14.06
                                             SunAmerica Balanced Portfolio Class 3
      09/30/02@-
      01/31/03      11.84       0.05         (0.32)         (0.27)           --             --             --        11.57
      01/31/04      11.57       0.14          1.96           2.10         (0.27)            --          (0.27)       13.40
      01/31/05      13.40       0.25          0.31           0.56         (0.18)            --          (0.18)       13.78
      01/31/06      13.78       0.27          0.31           0.58         (0.32)            --          (0.32)       14.04
                                               MFS Total Return Portfolio Class 1
      01/31/02      16.29       0.46         (0.52)         (0.06)        (0.32)         (0.52)         (0.84)       15.39
      01/31/03      15.39       0.41         (1.34)         (0.93)        (0.29)         (0.18)         (0.47)       13.99
      01/31/04      13.99       0.36          2.51           2.87         (0.65)            --          (0.65)       16.21
      01/31/05      16.21       0.41          0.97           1.38         (0.03)            --          (0.03)       17.56
      01/31/06      17.56       0.44          0.50           0.94         (0.39)         (0.85)         (1.24)       17.26
                                               MFS Total Return Portfolio Class 2
      07/09/01@-
      01/31/02      16.17       0.20         (0.16)          0.04         (0.31)         (0.52)         (0.83)       15.38
      01/31/03      15.38       0.36         (1.31)         (0.95)        (0.28)         (0.18)         (0.46)       13.97
      01/31/04      13.97       0.33          2.52           2.85         (0.61)            --          (0.61)       16.21
      01/31/05      16.21       0.38          0.98           1.36         (0.03)            --          (0.03)       17.54
      01/31/06      17.54       0.41          0.51           0.92         (0.37)         (0.85)         (1.22)       17.24
                                               MFS Total Return Portfolio Class 3
      09/30/02@-
      01/31/03      13.61       0.09          0.27           0.36            --             --             --        13.97
      01/31/04      13.97       0.30          2.53           2.83         (0.59)            --          (0.59)       16.21
      01/31/05      16.21       0.36          0.98           1.34         (0.03)            --          (0.03)       17.52
      01/31/06      17.52       0.38          0.52           0.90         (0.35)         (0.85)         (1.20)       17.22

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                             SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)%  $471,194     0.66%          2.00%          322%(2)
      01/31/03     (14.95)    310,531      0.68           1.91          611(2)
      01/31/04      18.51     318,419      0.69           1.45          187(2)
      01/31/05       4.52     275,323      0.72(1)        2.03(1)       192(2)
      01/31/06       4.55(3)  224,250      0.73(1)        2.16(1)       227
                             SunAmerica Balanced Portfolio Class 2
      07/09/01@-
      01/31/02      (5.26)      6,094     0.82+           1.63+         322(2)
      01/31/03     (15.04)     19,712      0.82           1.72          611(2)
      01/31/04      18.36      27,532      0.84           1.30          187(2)
      01/31/05       4.30      26,777      0.87(1)        1.89(1)       192(2)
      01/31/06       4.40(3)   23,725      0.88(1)        2.01(1)       227
                             SunAmerica Balanced Portfolio Class 3
      09/30/02@-
      01/31/03      (2.28)        579      0.89+          1.33+         611(2)
      01/31/04      18.25       6,581      0.95           1.20          187(2)
      01/31/05       4.21      12,460      0.98(1)        1.86(1)       192(2)
      01/31/06       4.31(3)   12,943      0.98(1)        1.90(1)       227
                               MFS Total Return Portfolio Class 1
      01/31/02      (0.25)    469,605      0.73           2.93          108(2)
      01/31/03      (5.96)    516,660      0.72(1)        2.81(1)        73(2)
      01/31/04      20.73     630,428      0.74(1)        2.37(1)        56(2)
      01/31/05       8.53     660,464      0.74(1)        2.42(1)        64(2)
      01/31/06       5.74     674,833      0.71(1)        2.48(1)        44
                               MFS Total Return Portfolio Class 2
      07/09/01@-
      01/31/02       0.39      20,010      0.88+          2.39+         108(2)
      01/31/03      (6.12)     92,257      0.87(1)        2.62(1)        73(2)
      01/31/04      20.58     141,025      0.89(1)        2.21(1)        56(2)
      01/31/05       8.40     146,906      0.89(1)        2.27(1)        64(2)
      01/31/06       5.59     140,809      0.86(1)        2.33(1)        44
                               MFS Total Return Portfolio Class 3
      09/30/02@-
      01/31/03       2.65       6,325      0.98+(1)       2.24+(1)       73(2)
      01/31/04      20.43      59,339      0.99(1)        2.05(1)        56(2)
      01/31/05       8.27     141,874      0.99(1)        2.19(1)        64(2)
      01/31/06       5.50     205,505      0.96(1)        2.22(1)        44

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       SunAmerica Balanced Class 1.................................   --%     --%    0.00%    0.02%
       SunAmerica Balanced Class 2.................................   --      --     0.00     0.02
       SunAmerica Balanced Class 3.................................   --      --     0.00     0.02
       MFS Total Return Class 1....................................  0.01    0.02    0.02     0.01
       MFS Total Return Class 2....................................  0.01    0.02    0.02     0.01
       MFS Total Return Class 3....................................  0.01    0.02    0.02     0.01

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced.........................................  322%   611%   186%   192%
        MFS Total Return............................................  105     68     49     60

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------------
                    NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                   ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                   VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
       PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED    OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      -------------------------------------------------------------------------------------------------------------------
                                               Telecom Utility Portfolio Class 1
      01/31/02    $12.39      $0.70        $(2.70)        $(2.00)       $(0.38)        $   --         $(0.38)      $10.01
      01/31/03     10.01       0.41         (2.71)         (2.30)        (0.87)            --          (0.87)        6.84
      01/31/04      6.84       0.36          1.25           1.61         (0.48)            --          (0.48)        7.97
      01/31/05      7.97       0.34          0.75           1.09         (0.41)            --          (0.41)        8.65
      01/31/06      8.65       0.32          0.60           0.92         (0.39)            --          (0.39)        9.18
                                               Telecom Utility Portfolio Class 2
      07/09/01@-
      01/31/02     11.97       0.32         (1.91)         (1.59)        (0.37)            --          (0.37)       10.01
      01/31/03     10.01       0.38         (2.69)         (2.31)        (0.86)            --          (0.86)        6.84
      01/31/04      6.84       0.35          1.24           1.59         (0.47)            --          (0.47)        7.96
      01/31/05      7.96       0.32          0.76           1.08         (0.40)            --          (0.40)        8.64
      01/31/06      8.64       0.31          0.60           0.91         (0.38)            --          (0.38)        9.17
                                               Telecom Utility Portfolio Class 3
      11/11/02@-
      01/31/03      6.75       0.09            --           0.09            --             --             --         6.84
      01/31/04      6.84       0.33          1.25           1.58         (0.47)            --          (0.47)        7.95
      01/31/05      7.95       0.33          0.74           1.07         (0.39)            --          (0.39)        8.63
      01/31/06      8.63       0.29          0.61           0.90         (0.37)            --          (0.37)        9.16

      ---------  -----------------------------------------------------------
                              NET      RATIO OF     RATIO OF NET
                            ASSETS    EXPENSES TO    INVESTMENT
                            END OF      AVERAGE      INCOME TO
       PERIOD     TOTAL     PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED    RETURN**   (000S)      ASSETS         ASSETS      TURNOVER
      ---------  -----------------------------------------------------------
                              Telecom Utility Portfolio Class 1
      01/31/02    (16.46)%  $84,766      0.85%(1)       6.09%(1)      102%
      01/31/03    (22.90)    52,982      0.95(2)        4.82(2)       123
      01/31/04     24.12     50,898      0.98(2)        4.83(2)        19
      01/31/05     14.11     50,866      0.97(2)        4.10(2)        29
      01/31/06     10.90     43,498      0.91(2)        3.54(2)         6
                              Telecom Utility Portfolio Class 2
      07/09/01@
      01/31/02    (13.56)     1,421      1.01+(1)       5.16+(1)      102
      01/31/03    (22.99)     3,466      1.12(2)        4.90(2)       123
      01/31/04     23.78      3,835      1.13(2)        4.64(2)        19
      01/31/05     13.97      4,427      1.12(2)        3.94(2)        29
      01/31/06     10.76      4,739      1.06(2)        3.37(2)         6
                              Telecom Utility Portfolio Class 3
      11/11/02@
      01/31/03      1.33        103      1.29+(2)       6.18+(2)      123
      01/31/04     23.61        188      1.23(2)        4.41(2)        19
      01/31/05     13.89        142      1.22(2)        4.07(2)        29
      01/31/06     10.67        278      1.15(2)        3.24(2)         6

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Gross of custody credits of 0.01%
   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                  ----------------------------
                                                                  1/03    1/04    1/05    1/06
                                                                  ----------------------------
       Telecom Utility Class 1..................................  0.07%   0.04%   0.01%   0.03%
       Telecom Utility Class 2..................................  0.08    0.04    0.01    0.03
       Telecom Utility Class 3..................................  0.07    0.04    0.01    0.03

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                                Growth-Income Portfolio Class 1
      01/31/02     $29.05      $0.15       $ (6.00)        $(5.85)       $(0.19)        $(1.26)        $(1.45)      $21.75
      01/31/03      21.75       0.16         (4.86)         (4.70)        (0.17)            --          (0.17)       16.88
      01/31/04      16.88       0.13          5.43           5.56         (0.19)            --          (0.19)       22.25
      01/31/05      22.25       0.10          1.06           1.16         (0.16)            --          (0.16)       23.25
      01/31/06      23.25       0.14          3.11           3.25         (0.14)            --          (0.14)       26.36
                                                Growth-Income Portfolio Class 2
      07/09/01@-
      01/31/02      25.28       0.05         (2.15)         (2.10)        (0.18)         (1.26)         (1.44)       21.74
      01/31/03      21.74       0.12         (4.85)         (4.73)        (0.15)            --          (0.15)       16.86
      01/31/04      16.86       0.10          5.42           5.52         (0.16)            --          (0.16)       22.22
      01/31/05      22.22       0.07          1.06           1.13         (0.13)            --          (0.13)       23.22
      01/31/06      23.22       0.11          3.10           3.21         (0.10)            --          (0.10)       26.33
                                                Growth-Income Portfolio Class 3
      09/30/02@-
      01/31/03      16.90       0.03         (0.08)         (0.05)           --             --             --        16.85
      01/31/04      16.85       0.07          5.44           5.51         (0.16)            --          (0.16)       22.20
      01/31/05      22.20       0.04          1.06           1.10         (0.11)            --          (0.11)       23.19
      01/31/06      23.19       0.08          3.10           3.18         (0.08)            --          (0.08)       26.29
                                          Federated American Leaders Portfolio Class 1
      01/31/02      16.72       0.16         (1.44)         (1.28)        (0.21)         (0.39)         (0.60)       14.84
      01/31/03      14.84       0.19         (3.27)         (3.08)        (0.15)            --          (0.15)       11.61
      01/31/04      11.61       0.21          3.63           3.84         (0.21)            --          (0.21)       15.24
      01/31/05      15.24       0.23          0.82           1.05         (0.23)            --          (0.23)       16.06
      01/31/06      16.06       0.25          1.09           1.34         (0.26)            --          (0.26)       17.14
                                          Federated American Leaders Portfolio Class 2
      07/09/01@-
      01/31/02      16.11       0.07         (0.75)         (0.68)        (0.20)         (0.39)         (0.59)       14.84
      01/31/03      14.84       0.16         (3.28)         (3.12)        (0.13)            --          (0.13)       11.59
      01/31/04      11.59       0.19          3.63           3.82         (0.19)            --          (0.19)       15.22
      01/31/05      15.22       0.21          0.82           1.03         (0.21)            --          (0.21)       16.04
      01/31/06      16.04       0.22          1.09           1.31         (0.24)            --          (0.24)       17.11
                                          Federated American Leaders Portfolio Class 3
      09/30/02@-
      01/31/03      11.10       0.05          0.44           0.49            --             --             --        11.59
      01/31/04      11.59       0.16          3.64           3.80         (0.19)            --          (0.19)       15.20
      01/31/05      15.20       0.19          0.82           1.01         (0.19)            --          (0.19)       16.02
      01/31/06      16.02       0.20          1.10           1.30         (0.23)            --          (0.23)       17.09

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS       NET ASSETS    TURNOVER
      ----------  --------------------------------------------------------------
                                 Growth-Income Portfolio Class 1
      01/31/02     (19.96)%  $1,450,218      0.58%          0.62%          56%
      01/31/03     (21.61)      877,271      0.59(1)        0.79(1)        45
      01/31/04      33.04       981,864      0.64(1)        0.62(1)        56
      01/31/05       5.25       831,173      0.64(1)        0.43(1)        44
      01/31/06      14.05       715,382      0.61(1)        0.58(1)        36
                                 Growth-Income Portfolio Class 2
      07/09/01@-
      01/31/02      (8.11)       14,959      0.74+          0.44+          56
      01/31/03     (21.75)       35,928      0.74(1)        0.64(1)        45
      01/31/04      32.84        49,786      0.79(1)        0.46(1)        56
      01/31/05       5.12        44,957      0.79(1)        0.28(1)        44
      01/31/06      13.90        42,623      0.76(1)        0.43(1)        36
                                 Growth-Income Portfolio Class 3
      09/30/02@-
      01/31/03      (0.30)        2,139      0.81+(1)       0.53+(1)       45
      01/31/04      32.76        10,635      0.90(1)        0.31(1)        56
      01/31/05       4.99        18,873      0.89(1)        0.15(1)        44
      01/31/06      13.77        21,564      0.86(1)        0.32(1)        36
                           Federated American Leaders Portfolio Class 1
      01/31/02      (7.53)      270,692      0.76           1.05           33
      01/31/03     (20.76)      191,653      0.76(1)        1.41(1)        32
      01/31/04      33.25       224,293      0.84(1)        1.55(1)        31
      01/31/05       6.95(2)    203,016      0.80(1)        1.47(1)        54
      01/31/06       8.50       176,962      0.76(1)        1.46(1)        55
                           Federated American Leaders Portfolio Class 2
      07/09/01@-
      01/31/02      (4.07)        6,864      0.91+          0.92+          33
      01/31/03     (20.98)       16,432      0.92(1)        1.30(1)        32
      01/31/04      33.13        22,101      0.99(1)        1.40(1)        31
      01/31/05       6.83(2)     23,450      0.95(1)        1.32(1)        54
      01/31/06       8.29        21,346      0.91(1)        1.31(1)        55
                           Federated American Leaders Portfolio Class 3
      09/30/02@-
      01/31/03       4.41         1,119      0.98+(1)       1.32+(1)       32
      01/31/04      32.92         9,470      1.09(1)        1.19(1)        31
      01/31/05       6.75(2)     33,299      1.06(1)        1.21(1)        54
      01/31/06       8.20        49,769      1.01(1)        1.19(1)        55

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       Growth-Income Class 1.......................................  0.01%   0.04%   0.03%    0.01%
       Growth-Income Class 2.......................................  0.01    0.04    0.03     0.01
       Growth-Income Class 3.......................................  0.01    0.04    0.03     0.01
       Federated American Leaders Class 1..........................  0.01    0.07    0.04     0.05
       Federated American Leaders Class 2..........................  0.02    0.07    0.04     0.05
       Federated American Leaders Class 3..........................  0.01    0.07    0.05     0.04

   (2) The Portfolios performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12        $(4.78)        $(4.66)       $(0.13)        $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)        (0.12)            --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68         (0.17)            --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44         (0.22)            --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53         (0.28)            --          (0.28)       29.19
                                             Davis Venture Value Portfolio Class 2
      07/09/01@-
      01/31/02      26.21       0.05         (1.57)         (1.52)        (0.12)         (4.00)         (4.12)       20.57
      01/31/03      20.57       0.12         (3.39)         (3.27)        (0.10)            --          (0.10)       17.20
      01/31/04      17.20       0.17          6.47           6.64         (0.15)            --          (0.15)       23.69
      01/31/05      23.69       0.22          2.18           2.40         (0.19)            --          (0.19)       25.90
      01/31/06      25.90       0.24          3.25           3.49         (0.24)            --          (0.24)       29.15
                                             Davis Venture Value Portfolio Class 3
      09/30/02@-
      01/31/03      16.49       0.03          0.67           0.70            --             --             --        17.19
      01/31/04      17.19       0.12          6.49           6.61         (0.14)            --          (0.14)       23.66
      01/31/05      23.66       0.22          2.15           2.37         (0.17)            --          (0.17)       25.86
      01/31/06      25.86       0.20          3.27           3.47         (0.22)            --          (0.22)       29.11
                                            "Dogs" of Wall Street Portfolio Class 1
      01/31/02       9.02       0.20          0.36           0.56         (0.20)            --          (0.20)        9.38
      01/31/03       9.38       0.22         (1.44)         (1.22)        (0.17)            --          (0.17)        7.99
      01/31/04       7.99       0.24          2.07           2.31         (0.24)            --          (0.24)       10.06
      01/31/05      10.06       0.21          0.35           0.56         (0.25)            --          (0.25)       10.37
      01/31/06      10.37       0.24          0.04           0.28         (0.26)         (0.02)         (0.28)       10.37
                                            "Dogs" of Wall Street Portfolio Class 2
      07/09/01@-
      01/31/02       9.15       0.09          0.34           0.43         (0.20)            --          (0.20)        9.38
      01/31/03       9.38       0.19         (1.43)         (1.24)        (0.16)            --          (0.16)        7.98
      01/31/04       7.98       0.22          2.08           2.30         (0.23)            --          (0.23)       10.05
      01/31/05      10.05       0.19          0.35           0.54         (0.23)            --          (0.23)       10.36
      01/31/06      10.36       0.22          0.04           0.26         (0.24)         (0.02)         (0.26)       10.36
                                            "Dogs" of Wall Street Portfolio Class 3
      09/30/02@-
      01/31/03       7.90       0.05          0.03           0.08            --             --             --         7.98
      01/31/04       7.98       0.19          2.10           2.29         (0.23)            --          (0.23)       10.04
      01/31/05      10.04       0.18          0.34           0.52         (0.22)            --          (0.22)       10.34
      01/31/06      10.34       0.21          0.05           0.26         (0.23)         (0.02)         (0.25)       10.35

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET       AVERAGE NET    PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------------------------------
                              Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050      0.76%          0.49%          30%
      01/31/03     (15.79)    1,612,985      0.75           0.81           17
      01/31/04      38.95     2,004,101      0.77           1.03           13
      01/31/05      10.35     1,913,355      0.79(1)        1.03(1)         9
      01/31/06      13.71     1,819,150      0.76(1)        1.04(1)        14
                              Davis Venture Value Portfolio Class 2
      07/09/01@-
      01/31/02      (5.48)       33,826      0.92+          0.43+          30
      01/31/03     (15.88)       95,566      0.90           0.69           17
      01/31/04      38.68       176,392      0.92           0.84           13
      01/31/05      10.18       214,007      0.94(1)        0.87(1)         9
      01/31/06      13.57       224,338      0.91(1)        0.88(1)        14
                              Davis Venture Value Portfolio Class 3
      09/30/02@-
      01/31/03       4.24         7,105      0.97+          0.48+          17
      01/31/04      38.54        88,056      1.03           0.61           13
      01/31/05      10.06       232,729      1.04(1)        0.74(1)         9
      01/31/06      13.49       370,408      1.01(1)        0.73(1)        14
                             "Dogs" of Wall Street Portfolio Class 1
      01/31/02       6.34       112,588      0.71           2.22           35
      01/31/03     (13.07)       99,103      0.69           2.42           67
      01/31/04      29.27       105,109      0.71           2.67           56
      01/31/05       5.67        92,258      0.71           2.05           30
      01/31/06       2.91        68,668      0.70(1)        2.26(1)        26
                             "Dogs" of Wall Street Portfolio Class 2
      07/09/01@-
      01/31/02       4.79         3,049      0.86+          1.78+          35
      01/31/03     (13.26)       10,735      0.84           2.29           67
      01/31/04      29.12        20,038      0.86           2.46           56
      01/31/05       5.54        22,040      0.86           1.91           30
      01/31/06       2.75        19,414      0.85(1)        2.10(1)        26
                             "Dogs" of Wall Street Portfolio Class 3
      09/30/02@-
      01/31/03       1.01           569      0.92+          1.91+          67
      01/31/04      28.95         6,743      0.96           2.21           56
      01/31/05       5.34        12,628      0.96           1.81           30
      01/31/06       2.75        12,873      0.95(1)        2.01(1)        26

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                     -------------
                                                     1/05    1/06
                                                     -------------
       Davis Venture Value Class 1.................  0.00%   0.01%
       Davis Venture Value Class 2.................  0.00    0.01
       Davis Venture Value Class 3.................  0.01    0.00
       "Dogs" of Wall Street Class 1...............   --     0.00
       "Dogs" of Wall Street Class 2...............   --     0.00
       "Dogs" of Wall Street Class 3...............   --     0.00

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Alliance Growth Portfolio Class 1
      01/31/02     $28.20     $ 0.04        $(6.61)        $(6.57)       $   --         $(2.22)        $(2.22)      $19.41
      01/31/03      19.41       0.03         (5.87)         (5.84)        (0.04)            --          (0.04)       13.53
      01/31/04      13.53       0.05          4.30           4.35         (0.04)            --          (0.04)       17.84
      01/31/05      17.84       0.06          0.24           0.30         (0.06)            --          (0.06)       18.08
      01/31/06      18.08       0.02          5.07           5.09         (0.08)            --          (0.08)       23.09
                                               Alliance Growth Portfolio Class 2
      07/09/01@-
      01/31/02      22.75      (0.01)        (1.12)         (1.13)           --          (2.22)         (2.22)       19.40
      01/31/03      19.40       0.01         (5.86)         (5.85)        (0.03)            --          (0.03)       13.52
      01/31/04      13.52       0.02          4.30           4.32         (0.02)            --          (0.02)       17.82
      01/31/05      17.82       0.04          0.23           0.27         (0.03)            --          (0.03)       18.06
      01/31/06      18.06      (0.01)         5.06           5.05         (0.05)            --          (0.05)       23.06
                                               Alliance Growth Portfolio Class 3
      09/30/02@-
      01/31/03      14.17       0.01         (0.67)         (0.66)           --             --             --        13.51
      01/31/04      13.51      (0.01)         4.31           4.30         (0.01)            --          (0.01)       17.80
      01/31/05      17.80       0.03          0.22           0.25         (0.02)            --          (0.02)       18.03
      01/31/06      18.03      (0.03)         5.07           5.04         (0.04)            --          (0.04)       23.03
                                            Goldman Sachs Research Portfolio Class 1
      01/31/02       9.92      (0.04)        (3.09)         (3.13)           --             --             --         6.79
      01/31/03       6.79      (0.01)        (1.66)         (1.67)           --             --             --         5.12
      01/31/04       5.12       0.00          1.52           1.52            --             --             --         6.64
      01/31/05       6.64       0.03          0.65           0.68            --             --             --         7.32
      01/31/06       7.32       0.02          0.65           0.67         (0.04)            --          (0.04)        7.95
                                            Goldman Sachs Research Portfolio Class 2
      07/09/01@-
      01/31/02       8.11      (0.03)        (1.30)         (1.33)           --             --             --         6.78
      01/31/03       6.78      (0.02)        (1.65)         (1.67)           --             --             --         5.11
      01/31/04       5.11      (0.01)         1.51           1.50            --             --             --         6.61
      01/31/05       6.61       0.02          0.65           0.67            --             --             --         7.28
      01/31/06       7.28       0.01          0.64           0.65         (0.03)            --          (0.03)        7.90
                                            Goldman Sachs Research Portfolio Class 3
      09/30/02@-
      01/31/03       4.90      (0.01)         0.22           0.21            --             --             --         5.11
      01/31/04       5.11      (0.02)         1.52           1.50            --             --             --         6.61
      01/31/05       6.61       0.01          0.65           0.66            --             --             --         7.27
      01/31/06       7.27       0.00          0.63           0.63         (0.02)            --          (0.02)        7.88

      ----------  ---------------------------------------------------------------------
                                 NET        RATIO OF       RATIO OF NET
                                ASSETS     EXPENSES TO      INVESTMENT
                                END OF       AVERAGE     INCOME (LOSS) TO
        PERIOD      TOTAL       PERIOD         NET         AVERAGE NET        PORTFOLIO
        ENDED     RETURN**     (000'S)       ASSETS           ASSETS          TURNOVER
      ----------  ---------------------------------------------------------------------
                                    Alliance Growth Portfolio Class 1
      01/31/02     (23.05)%   $1,928,115      0.65%            0.17%              86%
      01/31/03     (30.08)     1,007,655      0.65(1)          0.19(1)            51
      01/31/04      32.17      1,105,466      0.68(1)          0.27(1)            63
      01/31/05       1.68        873,722      0.70(1)          0.31(1)            82
      01/31/06      28.23        878,869      0.66(1)          0.10(1)            66
                                    Alliance Growth Portfolio Class 2
      07/09/01@-
      01/31/02      (4.67)        20,918      0.81+           (0.10)+             86
      01/31/03     (30.17)        42,038      0.80(1)          0.07(1)            51
      01/31/04      31.94         67,731      0.83(1)          0.10(1)            63
      01/31/05       1.54         70,604      0.85(1)          0.17(1)            82
      01/31/06      28.03         82,966      0.81(1)         (0.06)(1)           66
                                    Alliance Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (4.66)         2,490      0.88+(1)         0.19+(1)           51
      01/31/04      31.85         27,900      0.94(1)         (0.07)(1)           63
      01/31/05       1.40         71,682      0.95(1)          0.12(1)            82
      01/31/06      27.96        123,871      0.91(1)         (0.17)(1)           66
                                Goldman Sachs Research Portfolio Class 1
      01/31/02     (31.55)        28,382      1.35(2)         (0.49)(2)          144
      01/31/03     (24.59)        23,828      1.35(2)         (0.21)( 2)         198
      01/31/04      29.69         24,076      1.35(2)         (0.03)(2)           52
      01/31/05      10.24         21,290      1.35(1)(2)       0.39(1)(2)         50
      01/31/06       9.15         18,639      1.32(1)(2)       0.31(1)(2)         58
                                Goldman Sachs Research Portfolio Class 2
      07/09/01@-
      01/31/02     (16.40)         2,049      1.50+(2)        (0.75)+(2)         144
      01/31/03     (24.63)         4,085      1.50(2)         (0.37)( 2)         198
      01/31/04      29.35          6,360      1.50(2)         (0.19)(2)           52
      01/31/05      10.14          6,649      1.50(1)(2)       0.25(1)(2)         50
      01/31/06       8.90          6,043      1.47(1)(2)       0.16(1)(2)         58
                                Goldman Sachs Research Portfolio Class 3
      09/30/02@-
      01/31/03       4.29            119      1.60+(2)        (0.56)+(2)         198
      01/31/04      29.35            418      1.60(2)         (0.30)(2)           52
      01/31/05       9.98          1,129      1.60(1)(2)       0.17(1)(2)         50
      01/31/06       8.67          1,912      1.57(1)(2)       0.03(1)(2)         58

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       Alliance Growth Class 1.................................  0.00%   0.02%   0.03%   0.02%
       Alliance Growth Class 2.................................  0.01    0.02    0.03    0.02
       Alliance Growth Class 3.................................  0.02    0.02    0.03    0.02
       Goldman Sachs Research Class 1..........................   --      --     0.01    0.01
       Goldman Sachs Research Class 2..........................   --      --     0.01    0.01
       Goldman Sachs Research Class 3..........................   --      --     0.01    0.01

   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                          ---------------------------------------       -----------------------------------------
                                          1/02    1/03     1/04    1/05     1/06        1/02     1/03     1/04     1/05     1/06
                                          ---------------------------------------       -----------------------------------------
       Goldman Sachs Research Class 1...  1.49%    1.44%   1.53%    1.52%   1.20%       (0.63)%  (0.30)%  (0.21)%   0.22%    0.43%
       Goldman Sachs Research Class 2...  1.70+    1.58    1.68     1.67    1.35        (0.94)+  (0.44)   (0.37)    0.09     0.28
       Goldman Sachs Research Class 3...   --      1.60+   1.77     1.77    1.43           --    (0.56)+  (0.47)    0.02     0.17

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                      MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     $13.77     $ 0.08        $(2.45)        $(2.37)       $(0.07)        $(0.54)        $(0.61)      $10.79
      01/31/03      10.79       0.07         (2.43)         (2.36)        (0.08)            --          (0.08)        8.35
      01/31/04       8.35       0.08          2.23           2.31         (0.08)            --          (0.08)       10.58
      01/31/05      10.58       0.08          0.88           0.96         (0.09)            --          (0.09)       11.45
      01/31/06      11.45       0.08          1.32           1.40         (0.10)            --          (0.10)       12.75
                                      MFS Massachusetts Investors Trust Portfolio Class 2
      07/09/01@-
      01/31/02      12.10       0.02         (0.71)         (0.69)        (0.07)         (0.54)         (0.61)       10.80
      01/31/03      10.80       0.06         (2.44)         (2.38)        (0.07)            --          (0.07)        8.35
      01/31/04       8.35       0.07          2.23           2.30         (0.07)            --          (0.07)       10.58
      01/31/05      10.58       0.06          0.87           0.93         (0.07)            --          (0.07)       11.44
      01/31/06      11.44       0.06          1.33           1.39         (0.08)            --          (0.08)       12.75
                                      MFS Massachusetts Investors Trust Portfolio Class 3
      09/30/02@-
      01/31/03       8.20       0.02          0.13           0.15            --             --             --         8.35
      01/31/04       8.35       0.05          2.23           2.28         (0.06)            --          (0.06)       10.57
      01/31/05      10.57       0.06          0.87           0.93         (0.07)            --          (0.07)       11.43
      01/31/06      11.43       0.05          1.32           1.37         (0.07)            --          (0.07)       12.73
                                            Putnam Growth: Voyager Portfolio Class 1
      01/31/02      20.85       0.02         (5.39)         (5.37)           --          (0.59)         (0.59)       14.89
      01/31/03      14.89       0.03         (3.87)         (3.84)        (0.02)            --          (0.02)       11.03
      01/31/04      11.03       0.01          3.24           3.25         (0.03)            --          (0.03)       14.25
      01/31/05      14.25       0.07         (0.18)         (0.11)        (0.02)            --          (0.02)       14.12
      01/31/06      14.12       0.00          1.60           1.60         (0.09)            --          (0.09)       15.63
                                            Putnam Growth: Voyager Portfolio Class 2
      07/09/01@-
      01/31/02      17.41         --         (1.94)         (1.94)           --          (0.59)         (0.59)       14.88
      01/31/03      14.88       0.01         (3.86)         (3.85)        (0.01)            --          (0.01)       11.02
      01/31/04      11.02       0.00          3.22           3.22         (0.01)            --          (0.01)       14.23
      01/31/05      14.23       0.05         (0.18)         (0.13)           --             --             --        14.10
      01/31/06      14.10      (0.02)         1.60           1.58         (0.07)            --          (0.07)       15.61
                                            Putnam Growth: Voyager Portfolio Class 3
      09/30/02@-
      01/31/03      10.88         --          0.14           0.14            --             --             --        11.02
      01/31/04      11.02      (0.02)         3.23           3.21         (0.01)            --          (0.01)       14.22
      01/31/05      14.22       0.05         (0.21)         (0.16)           --             --             --        14.06
      01/31/06      14.06      (0.04)         1.61           1.57         (0.06)            --          (0.06)       15.57

      ----------  --------------------------------------------------------------------
                               NET       RATIO OF         RATIO OF NET
                              ASSETS    EXPENSES TO        INVESTMENT
                              END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD     TOTAL      PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**    (000S)      ASSETS             ASSETS          TURNOVER
      ----------  --------------------------------------------------------------------
                          MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     (17.15)%  $323,404      0.78%              0.66%              82%
      01/31/03     (21.88)    210,436      0.78(1)            0.73(1)            65
      01/31/04      27.73     237,182      0.82(1)            0.81(1)            93
      01/31/05       9.14     211,786      0.80(1)            0.74(1)            78
      01/31/06      12.28     191,335      0.78(1)            0.65(1)            45
                          MFS Massachusetts Investors Trust Portfolio Class 2
      07/09/01@-
      01/31/02      (5.67)      5,674      0.93+              0.37+              82
      01/31/03     (22.04)     17,154      0.92(1)            0.62(1)            65
      01/31/04      27.56      29,479      0.97(1)            0.65(1)            93
      01/31/05       8.90      31,442      0.95(1)            0.58(1)            78
      01/31/06      12.22      30,111      0.93(1)            0.49(1)            45
                          MFS Massachusetts Investors Trust Portfolio Class 3
      09/30/02@-
      01/31/03       1.83       1,353      0.99+(1)           0.53+(1)           65
      01/31/04      27.40      16,650      1.08(1)            0.50(1)            93
      01/31/05       8.82      35,551      1.06(1)            0.45(1)            78
      01/31/06      12.04      49,378      1.03(1)            0.37(1)            45
                                Putnam Growth: Voyager Portfolio Class 1
      01/31/02     (25.71)    486,747      0.82               0.11               94
      01/31/03     (25.77)    271,199      0.86(1)            0.19(1)           120
      01/31/04      29.51     288,148      0.93(1)            0.08(1)            56
      01/31/05      (0.78)    232,556      0.93(1)            0.48(1)            71
      01/31/06      11.40     201,063      0.92(1)(2)        (0.04)(1)(2)       116
                                Putnam Growth: Voyager Portfolio Class 2
      07/09/01@-
      01/31/02     (11.09)      3,960      0.99+             (0.05)+             94
      01/31/03     (25.87)      8,977      1.01(1)            0.09(1)           120
      01/31/04      29.27      11,344      1.08(1)           (0.08)(1)           56
      01/31/05      (0.91)      9,324      1.08(1)            0.33(1)            71
      01/31/06      11.25       9,244      1.07(1)(2)        (0.20)(1)(2)       116
                                Putnam Growth: Voyager Portfolio Class 3
      09/30/02@-
      01/31/03       1.29         577      1.09+(1)           0.00+(1)          120
      01/31/04      29.14       2,260      1.18(1)           (0.22)(1)           56
      01/31/05      (1.13)      3,343      1.18(1)            0.32(1)            71
      01/31/06      11.18       5,445      1.17(1)(2)        (0.32)(1)(2)       116

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class

   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                               ------------------------------
                                                               1/03    1/04    1/05     1/06
                                                               ------------------------------
       MFS Massachusetts Investors Trust Class 1.............  0.02%   0.05%   0.02%    0.01%
       MFS Massachusetts Investors Trust Class 2.............  0.02    0.05    0.02     0.01
       MFS Massachusetts Investors Trust Class 3.............  0.02    0.05    0.02     0.01
       Putnam Growth: Voyager Class 1........................  0.01    0.04    0.02     0.04
       Putnam Growth: Voyager Class 2........................  0.02    0.04    0.02     0.04
       Putnam Growth: Voyager Class 3........................  0.02    0.04    0.02     0.03

   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                      NET INVESTMENT
                                                       EXPENSES       INCOME (LOSS)
                                                       -----------------------------
                                                         1/06              1/06
                                                       -----------------------------
       Putnam Growth: Voyager Portfolio Class 1......    0.95%(1)         (0.01)%(1)
       Putnam Growth: Voyager Portfolio Class 2......    1.10(1)          (0.17)(1)
       Putnam Growth: Voyager Portfolio Class 3......    1.21(1)          (0.29)(1)

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Blue Chip Growth Portfolio Class 1
      01/31/02     $ 8.79     $ 0.03        $(2.20)        $(2.17)       $   --         $   --         $   --       $ 6.62
      01/31/03       6.62       0.01         (1.85)         (1.84)        (0.02)            --          (0.02)        4.76
      01/31/04       4.76       0.01          1.42           1.43         (0.01)            --          (0.01)        6.18
      01/31/05       6.18       0.03          0.01           0.04         (0.01)            --          (0.01)        6.21
      01/31/06       6.21       0.01          0.48           0.49         (0.04)            --          (0.04)        6.66
                                               Blue Chip Growth Portfolio Class 2
      07/09/01@-
      01/31/02       7.31         --         (0.69)         (0.69)           --             --             --         6.62
      01/31/03       6.62       0.00         (1.85)         (1.85)        (0.01)            --          (0.01)        4.76
      01/31/04       4.76       0.00          1.41           1.41         (0.00)            --          (0.00)        6.17
      01/31/05       6.17       0.03          0.00           0.03         (0.00)            --          (0.00)        6.20
      01/31/06       6.20       0.00          0.49           0.49         (0.03)            --          (0.03)        6.66
                                               Blue Chip Growth Portfolio Class 3
      09/30/02@-
      01/31/03       4.76       0.00          0.00           0.00            --             --             --         4.76
      01/31/04       4.76       0.00          1.41           1.41            --             --             --         6.17
      01/31/05       6.17       0.02            --           0.02            --             --             --         6.19
      01/31/06       6.19       0.00          0.48           0.48         (0.02)            --          (0.02)        6.65
                                                 Real Estate Portfolio Class 1
      01/31/02      10.40       0.56          0.16           0.72         (0.32)            --          (0.32)       10.80
      01/31/03      10.80       0.55         (0.18)          0.37         (0.28)            --          (0.28)       10.89
      01/31/04      10.89       0.50          4.58           5.08         (0.35)            --          (0.35)       15.62
      01/31/05      15.62       0.41          2.63           3.04         (0.47)            --          (0.47)       18.19
      01/31/06      18.19       0.34          5.00           5.34         (0.42)         (1.55)         (1.97)       21.56
                                                 Real Estate Portfolio Class 2
      07/09/01@-
      01/31/02      11.04       0.37         (0.30)          0.07         (0.32)            --          (0.32)       10.79
      01/31/03      10.79       0.54         (0.19)          0.35         (0.27)            --          (0.27)       10.87
      01/31/04      10.87       0.46          4.60           5.06         (0.34)            --          (0.34)       15.59
      01/31/05      15.59       0.38          2.63           3.01         (0.45)            --          (0.45)       18.15
      01/31/06      18.15       0.31          4.98           5.29         (0.39)         (1.55)         (1.94)       21.50
                                                 Real Estate Portfolio Class 3
      09/30/02@-
      01/31/03      10.93       0.19         (0.25)         (0.06)           --             --             --        10.87
      01/31/04      10.87       0.30          4.73           5.03         (0.33)            --          (0.33)       15.57
      01/31/05      15.57       0.35          2.64           2.99         (0.44)            --          (0.44)       18.12
      01/31/06      18.12       0.28          5.01           5.29         (0.37)         (1.55)         (1.94)       21.47
                                             Small Company Value Portfolio Class 1
      01/31/02      10.44      (0.04)         0.66           0.62            --          (0.29)         (0.29)       10.77
      01/31/03      10.77      (0.04)        (1.53)         (1.57)           --          (0.60)         (0.60)        8.60
      01/31/04       8.60      (0.03)         3.58           3.55            --             --             --        12.15
      01/31/05      12.15       0.09          2.70           2.79            --             --             --        14.94
      01/31/06      14.94       0.00          3.21           3.21         (0.11)         (0.94)         (1.05)       17.10
                                             Small Company Value Portfolio Class 3
      09/13/05@-
      01/31/06      16.88      (0.08)         1.35           1.27         (0.11)         (0.94)         (1.05)       17.10

      ----------  ----------------------------------------------------------------
                               NET       RATIO OF       RATIO OF NET
                              ASSETS    EXPENSES TO      INVESTMENT
                              END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE NET      PORTFOLIO
        ENDED     RETURN**    (000S)      ASSETS           ASSETS        TURNOVER
      ----------  ----------------------------------------------------------------
                                 Blue Chip Growth Portfolio Class 1
      01/31/02     (24.64)%  $ 29,342      0.85%(2)         0.36%(2)        125%
      01/31/03     (27.85)     20,303   0.85(2)             0.20(2)         103
      01/31/04      30.04      33,277      0.85(2)          0.19(2)         124
      01/31/05       0.65      29,798      0.85(2)(3)       0.55(2)(3)      158
      01/31/06       7.89      29,581      0.85(2)(3)       0.18(2)(3)      109
                                 Blue Chip Growth Portfolio Class 2
      07/09/01@-
      01/31/02      (9.41)      2,624      1.00+(2)        (0.01)+(2)       125
      01/31/03     (27.93)      7,681   1.00(2)             0.08(2)         103
      01/31/04      29.66      13,868      1.00(2)          0.04(2)         124
      01/31/05       0.52      13,882      1.00(2)(3)       0.42(2)(3)      158
      01/31/06       7.91      12,399      1.00(2)(3)       0.03(2)(3)      109
                                 Blue Chip Growth Portfolio Class 3
      09/30/02@-
      01/31/03       0.00         405      1.11+(2)        (0.05)+(1)(2)    103
      01/31/04      29.62       4,677      1.10(2)         (0.07)(2)        124
      01/31/05       0.32       8,058      1.10(2)(3)       0.38(2)(3)      158
      01/31/06       7.82      10,795      1.10(2)(3)      (0.08)(2)(3)     109
                                   Real Estate Portfolio Class 1
      01/31/02       7.12      85,794      0.92             5.32             62
      01/31/03       3.41      95,829      0.89             4.89             52
      01/31/04      47.02     139,355      0.88             3.76             18
      01/31/05      19.58     154,304      0.86(3)          2.38(3)          33
      01/31/06      31.37     165,987      0.85(3)          1.69(3)          23
                                   Real Estate Portfolio Class 2
      07/09/01@-
      01/31/02       0.78       1,726      1.07+            6.30+            62
      01/31/03       3.24      10,974      1.03             5.10             52
      01/31/04      46.84      23,007      1.03             3.48             18
      01/31/05      19.42      29,362      1.01(3)          2.23(3)          33
      01/31/06      31.15      32,483      1.00(3)          1.54(3)          23
                                   Real Estate Portfolio Class 3
      09/30/02@-
      01/31/03      (0.55)        829      1.12+            5.61+            52
      01/31/04      46.62      12,542      1.13             2.33             18
      01/31/05      19.30      29,641      1.12(3)          2.11(3)          33
      01/31/06      31.08      53,320      1.10(3)          1.43(3)          23
                               Small Company Value Portfolio Class 1
      01/31/02       6.29       6,056      1.40(1)(2)      (0.37)(1)(2)      54
      01/31/03     (14.54)      5,782      1.49(2)         (0.41)(2)        124
      01/31/04      41.28       8,562      1.60(2)         (0.31)(2)         22
      01/31/05      22.96      10,462      1.60(2)          0.66(2)          22
      01/31/06      22.64      10,218      1.60(2)          0.01(2)          16
                               Small Company Value Portfolio Class 3
      09/13/05@-
      01/31/06       8.55         110      1.85+(2)        (0.54)+(2)        16

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%).
   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES
                                            ---------------------------------------------
                                            1/02      1/03      1/04      1/05      1/06
                                            ---------------------------------------------
       Blue Chip Growth Class 1...........  1.16%     0.94%     0.94%     0.92%     0.94%(3)
       Blue Chip Growth Class 2...........  1.25+     1.06      1.09      1.07      1.09(3)
       Blue Chip Growth Class 3...........   --       1.11+     1.18      1.17      1.19(3)
       Small Company Value Class 1........  2.08      2.08      2.27      2.00      1.82
       Small Company Value Class 3........   --        --        --        --       2.03+

                                               NET INVESTMENT INCOME (LOSS)
                                     -------------------------------------------------
                                     1/02        1/03       1/04       1/05      1/06
                                     -------------------------------------------------
       Blue Chip Growth Class 1....   0.05%       0.11%      0.10%     0.49%      0.27%(3)
       Blue Chip Growth Class 2....  (0.26)+      0.02      (0.05)     0.36       0.12(3)
       Blue Chip Growth Class 3....     --       (0.05)+    (0.15)     0.31       0.01(3)
       Small Company Value Class 1.  (1.93)      (0.99)     (0.98)     0.26      (0.21)+
       Small Company Value Class 3.     --          --         --       --       (0.72)+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----    ----
                                                                 1/05    1/06
                                                                 ----    ----
       Blue Chip Growth Class 1................................  0.00%   0.05%
       Blue Chip Growth Class 2................................  0.00    0.05
       Blue Chip Growth Class 3................................  0.00    0.05
       Real Estate Class 1.....................................  0.00    0.00
       Real Estate Class 2.....................................  0.00    0.00
       Real Estate Class 3.....................................  0.00    0.00

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM       DECLARED    DECLARED     FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS   PERIOD
      -----------------------------------------------------------------------------------------------------------------------------
                                                  MFS Mid-Cap Growth Portfolio Class 1
      01/31/02     $18.99     $(0.03)       $(6.58)        $(6.61)      $   --      $   --       $(2.38)        $(2.38)      $10.00
      01/31/03      10.00      (0.03)        (4.16)         (4.19)          --          --           --             --         5.81
      01/31/04       5.81      (0.03)         2.56           2.53           --          --           --             --         8.34
      01/31/05       8.34      (0.04)         0.45           0.41           --          --           --             --         8.75
      01/31/06       8.75      (0.03)         1.11           1.08           --          --           --             --         9.83
                                                  MFS Mid-Cap Growth Portfolio Class 2
      07/09/01@-
      01/31/02      15.37      (0.04)        (2.96)         (3.00)          --          --        (2.38)         (2.38)        9.99
      01/31/03       9.99      (0.03)        (4.16)         (4.19)          --          --           --             --         5.80
      01/31/04       5.80      (0.04)         2.54           2.50           --          --           --             --         8.30
      01/31/05       8.30      (0.06)         0.47           0.41           --          --           --             --         8.71
      01/31/06       8.71      (0.04)         1.09           1.05           --          --           --             --         9.76
                                                  MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.47      (0.01)         0.33           0.32           --          --           --             --         5.79
      01/31/04       5.79      (0.05)         2.55           2.50           --          --           --             --         8.29
      01/31/05       8.29      (0.07)         0.46           0.39           --          --           --             --         8.68
      01/31/06       8.68      (0.05)         1.10           1.05           --          --           --             --         9.73
                                                   Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)       (0.05)         --        (3.09)         (3.14)        8.84
      01/31/03       8.84      (0.02)        (2.13)         (2.15)       (0.02)      (0.00)          --          (0.02)        6.67
      01/31/04       6.67      (0.03)         2.22           2.19           --          --           --             --         8.86
      01/31/05       8.86      (0.02)         1.26           1.24           --          --           --             --        10.10
      01/31/06      10.10       0.01          1.50           1.51           --          --           --             --        11.61
                                                   Aggressive Growth Portfolio Class 2
      07/09/01@-
      01/31/02      14.39      (0.02)        (2.39)         (2.41)       (0.05)         --        (3.09)         (3.14)        8.84
      01/31/03       8.84      (0.03)        (2.12)         (2.15)       (0.02)      (0.00)          --          (0.02)        6.67
      01/31/04       6.67      (0.04)         2.22           2.18           --          --           --             --         8.85
      01/31/05       8.85      (0.04)         1.26           1.22           --          --           --             --        10.07
      01/31/06      10.07       0.00          1.49           1.49           --          --           --             --        11.56
                                                   Aggressive Growth Portfolio Class 3
      09/30/02@-
      01/31/03       6.79      (0.01)        (0.11)         (0.12)          --          --           --             --         6.67
      01/31/04       6.67      (0.05)         2.22           2.17           --          --           --             --         8.84
      01/31/05       8.84      (0.05)         1.25           1.20           --          --           --             --        10.04
      01/31/06      10.04      (0.01)         1.49           1.48           --          --           --             --        11.52

      ----------  -------------------------------------------------------------------
                               NET       RATIO OF        RATIO OF NET
                              ASSETS    EXPENSES TO       INVESTMENT
                              END OF      AVERAGE        INCOME (LOSS)
        PERIOD     TOTAL      PERIOD        NET           TO AVERAGE        PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS          NET ASSETS        TURNOVER
      ----------  -------------------------------------------------------------------
                                 MFS Mid-Cap Growth Portfolio Class 1
      01/31/02     (34.93)%  $280,024       0.82%(1)         (0.25)%(1)         96%
      01/31/03     (41.90)    123,948       0.84(2)          (0.48)(2)         164
      01/31/04      43.55     199,807       0.87(2)          (0.47)(2)          92
      01/31/05       4.92     164,512       0.84(2)          (0.57)(2)          79
      01/31/06      12.34     144,202       0.82(2)          (0.33)(2)          83
                                 MFS Mid-Cap Growth Portfolio Class 2
      07/09/01@-
      01/31/02     (19.67)     11,418       0.98+(1)         (0.61)+(1)         96
      01/31/03     (41.94)     25,369       1.00(2)          (0.55)(2)         164
      01/31/04      43.10      53,167       1.02(2)          (0.63)(2)          92
      01/31/05       4.94      54,901       0.99(2)          (0.72)(2)          79
      01/31/06      12.06      52,229       0.97(2)          (0.48)(2)          83
                                 MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.85       2,406       1.04+(2)         (0.35)+(2)        164
      01/31/04      43.18      32,377       1.12(2)          (0.77)(2)          92
      01/31/05       4.70      55,283       1.09(2)          (0.82)(2)          79
      01/31/06      12.10      75,391       1.07(2)          (0.58)(2)          83
                                  Aggressive Growth Portfolio Class 1
      01/31/02     (31.71)    293,084       0.75              0.21             229
      01/31/03     (24.28)    156,449       0.77             (0.24)            150
      01/31/04      32.83     198,390       0.79             (0.39)            103
      01/31/05      14.00     189,042       0.80(2)          (0.26)(2)          89
      01/31/06      14.95     174,880       0.79(2)           0.05(2)          121
                                  Aggressive Growth Portfolio Class 2
      07/09/01@-
      01/31/02     (15.94)      2,905       0.92+            (0.32)+           229
      01/31/03     (24.37)      6,878       0.92             (0.38)            150
      01/31/04      32.68      13,218       0.94             (0.55)            103
      01/31/05      13.79      13,703       0.95(2)          (0.41)(2)          89
      01/31/06      14.80      15,101       0.94(2)          (0.09)(2)         121
                                  Aggressive Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (1.77)        301       0.99+            (0.46)+           150
      01/31/04      32.53       3,219       1.05             (0.68)            103
      01/31/05      13.57       7,552       1.05(2)          (0.51)(2)          89
      01/31/06      14.74      12,071       1.04(2)          (0.17)(2)         121

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                   NET INVESTMENT
                                                                     EXPENSES      INCOME (LOSS)
                                                                     --------      --------------
                                                                       1/02             1/02
                                                                     --------      --------------
       MFS Mid-Cap Growth Class 1..................................    0.82%           (0.25)%
       MFS Mid-Cap Growth Class 2..................................    0.95+           (0.61)+
       MFS Mid-Cap Growth Class 3..................................      --               --

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                -----------------------------
                                                                1/03    1/04    1/05    1/06
                                                                -----------------------------
       MFS Mid-Cap Growth Class 1.............................  0.02%   0.05%   0.02%   0.03%
       MFS Mid-Cap Growth Class 2.............................  0.03    0.05    0.02    0.03
       MFS Mid-Cap Growth Class 3.............................  0.02    0.05    0.02    0.03
       Aggressive Growth Class 1..............................   --      --     0.00    0.05
       Aggressive Growth Class 2..............................   --      --     0.00    0.05
       Aggressive Growth Class 3..............................   --      --     0.00    0.05

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Growth Opportunities Portfolio Class 1
      01/31/02      $8.93     $(0.02)       $(3.06)        $(3.08)       $   --         $   --         $   --       $5.85
      01/31/03       5.85      (0.03)        (2.32)         (2.35)           --             --             --        3.50
      01/31/04       3.50      (0.02)         1.47           1.45            --             --             --        4.95
      01/31/05       4.95      (0.02)         0.06           0.04            --             --             --        4.99
      01/31/06       4.99      (0.02)         1.07           1.05            --             --             --        6.04
                                             Growth Opportunities Portfolio Class 2
      07/09/01@-
      01/31/02       6.32      (0.02)        (0.46)         (0.48)           --             --             --        5.84
      01/31/03       5.84      (0.03)        (2.32)         (2.35)           --             --             --        3.49
      01/31/04       3.49      (0.03)         1.47           1.44            --             --             --        4.93
      01/31/05       4.93      (0.03)         0.06           0.03            --             --             --        4.96
      01/31/06       4.96      (0.03)         1.06           1.03            --             --             --        5.99
                                             Growth Opportunities Portfolio Class 3
      09/30/02@-
      01/31/03       3.33      (0.03)         0.19           0.16            --             --             --        3.49
      01/31/04       3.49      (0.03)         1.46           1.43            --             --             --        4.92
      01/31/05       4.92      (0.03)         0.06           0.03            --             --             --        4.95
      01/31/06       4.95      (0.04)         1.06           1.02            --             --             --        5.97

      ----------  -------------------------------------------------------------------
                               NET      RATIO OF         RATIO OF NET
                             ASSETS    EXPENSES TO        INVESTMENT
                             END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD     TOTAL     PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**   (000S)      ASSETS             ASSETS          TURNOVER
      ----------  -------------------------------------------------------------------
                                Growth Opportunities Portfolio Class 1
      01/31/02     (34.48)%  $33,797       1.00%(1)         (0.26)%(1)          339%
      01/31/03     (40.17)    12,307       1.00(1)          (0.62)(1)           243
      01/31/04      41.43     31,640       1.00(1)          (0.45)(1)           178
      01/31/05       0.81(3)  19,474       1.00(1)(2)       (0.44)(1)(2)        171
      01/31/06      21.04     18,641       1.00(1)(2)       (0.49)(1)(2)        228
                                Growth Opportunities Portfolio Class 2
      07/09/01@-
      01/31/02      (7.58)     1,463       1.15+(1)         (0.50)+(1)          329
      01/31/03     (40.24)     3,260       1.15(1)          (0.77)(1)           243
      01/31/04      41.26      7,802       1.15(1)          (0.60)(1)           178
      01/31/05       0.61(3)   6,498       1.15(1)(2)       (0.60)(1)(2)        171
      01/31/06      20.77      7,317       1.15(1)(2)       (0.64)(1)(2)        228
                                Growth Opportunities Portfolio Class 3
      09/30/02@-
      01/31/03       4.80        305       1.24+(1)         (0.80)+(1)          243
      01/31/04      40.97      2,424       1.25(1)          (0.69)(1)           178
      01/31/05       0.61(3)   3,681       1.25(1)(2)       (0.72)(1)(2)        171
      01/31/06      20.61      5,482       1.25(1)(2)       (0.74)(1)(2)        228

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                              EXPENSES
                                                            ---------------------------------------------
                                                            1/02      1/03      1/04      1/05      1/06
                                                            ---------------------------------------------
       Growth Opportunities Class 1...................      1.19%     1.07%     1.05%     1.05%     1.02%(2)
       Growth Opportunities Class 2...................      1.31+     1.21      1.20      1.21      1.17(2)
       Growth Opportunities Class 3...................       --       1.24+     1.28      1.32      1.27(2)

                                                                  NET INVESTMENT INCOME (LOSS)
                                                        -------------------------------------------------
                                                        1/02       1/03       1/04       1/05       1/06
                                                        -------------------------------------------------
       Growth Opportunities Class 1...................  (0.44)%    (0.69)%    (0.50)%    (0.49)%    (0.51)%(2)
       Growth Opportunities Class 2...................  (0.66)+    (0.83)     (0.65)     (0.66)     (0.66)(2)
       Growth Opportunities Class 3...................     --      (0.80)+    (0.72)     (0.79)     (0.76)(2)

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                               -------------
                                                               1/05     1/06
       Growth Opportunities Class 1..........................  0.00%    0.03%
       Growth Opportunities Class 2..........................  0.00     0.03
       Growth Opportunities Class 3..........................  0.01     0.03

   (3) The Portfolios performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                                Marsico Growth Portfolio Class 1
      01/31/02     $10.54     $ 0.01        $(1.74)        $(1.73)       $   --         $(0.02)        $(0.02)      $ 8.79
      01/31/03       8.79      (0.01)        (1.27)         (1.28)           --             --             --         7.51
      01/31/04       7.51      (0.02)         2.47           2.45            --             --             --         9.96
      01/31/05       9.96      (0.01)         0.70           0.69            --             --             --        10.65
      01/31/06      10.65       0.00          2.02           2.02            --             --             --        12.67
                                                Marsico Growth Portfolio Class 2
      07/09/01@-
      01/31/02       8.90      (0.02)        (0.07)         (0.09)           --          (0.02)         (0.02)        8.79
      01/31/03       8.79      (0.02)        (1.27)         (1.29)           --             --             --         7.50
      01/31/04       7.50      (0.03)         2.46           2.43            --             --             --         9.93
      01/31/05       9.93      (0.02)         0.70           0.68            --             --             --        10.61
      01/31/06      10.61      (0.01)         2.00           1.99            --             --             --        12.60
                                                Marsico Growth Portfolio Class 3
      09/30/02@-
      01/31/03       7.94         --         (0.45)         (0.45)           --             --             --         7.49
      01/31/04       7.49      (0.04)         2.47           2.43            --             --             --         9.92
      01/31/05       9.92      (0.03)         0.69           0.66            --             --             --        10.58
      01/31/06      10.58      (0.03)         2.01           1.98            --             --             --        12.56

      ----------  -------------------------------------------------------------------
                               NET      RATIO OF         RATIO OF NET
                             ASSETS    EXPENSES TO        INVESTMENT
                             END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD     TOTAL     PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**   (000S)      ASSETS             ASSETS          TURNOVER
      ----------  -------------------------------------------------------------------
                                   Marsico Growth Portfolio Class 1
      01/31/02     (16.35)%  $14,810       1.00%(1)(2)       0.12%(1)(2)       128
      01/31/03     (14.55)    43,872       1.00(2)          (0.15)(2)          124
      01/31/04      32.62     81,784       1.00(2)          (0.22)(2)           86
      01/31/05       6.93     69,151       0.97(2)(3)       (0.10)(2)(3)       101
      01/31/06      18.97     77,099       0.94(3)           0.01(3)            71
                                   Marsico Growth Portfolio Class 2
      07/09/01@-
      01/31/02      (0.97)     4,019       1.15+(1)(2)      (0.37)+(1)(2)      128
      01/31/03     (14.68)    17,930       1.15(2)          (0.31)(2)          124
      01/31/04      32.40     41,204       1.15(2)          (0.36)(2)           86
      01/31/05       6.85     44,110       1.12(2)(3)       (0.25)(2)(3)       101
      01/31/06      18.76     47,614       1.09(3)          (0.14)(3)           71
                                   Marsico Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (5.67)     1,218       1.18+(2)         (0.12)+(2)         124
      01/31/04      32.44     14,130       1.25(2)          (0.43)(2)           86
      01/31/05       6.65     23,788       1.22(2)(3)       (0.36)(2)(3)       101
      01/31/06      18.71     33,218       1.19(3)          (0.26)(3)           71

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) The ratios reflect an expense cap of 1.00% and 1.15% for Class 1 and Class 2, respectively, which are net of custody credits (0.01%).
   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                               EXPENSES                        NET INVESTMENT INCOME (LOSS)
                                                  ----------------------------------      ---------------------------------------
                                                  1/02      1/03      1/04      1/05      1/02        1/03       1/04       1/05
                                                  ----------------------------------      ---------------------------------------
       Marsico Growth Class 1...................  1.86%(3)  1.04%     0.97%     0.95%     (0.73)%(3)  (0.19)%    (0.19)%    (0.08)%
       Marsico Growth Class 2...................  1.73+(3)  1.18      1.12      1.10      (0.96)+(3)  (0.34)     (0.33)     (0.23)
       Marsico Growth Class 3...................   --       1.27+     1.21      1.20         --       (0.07)+    (0.39)     (0.34)

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 -------------
                                                                 1/05     1/06
                                                                 -------------
       Marsico Growth Class 1..................................  0.01%    0.02%
       Marsico Growth Class 2..................................  0.01     0.02
       Marsico Growth Class 3..................................  0.01     0.02

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                                  Technology Portfolio Class 1
      01/31/02     $ 7.16     $(0.05)       $(3.69)        $(3.74)       $   --         $   --         $   --       $ 3.42
      01/31/03       3.42      (0.03)        (1.60)         (1.63)           --             --             --         1.79
      01/31/04       1.79      (0.03)         1.07           1.04            --             --             --         2.83
      01/31/05       2.83      (0.02)        (0.35)         (0.37)           --             --             --         2.46
      01/31/06       2.46      (0.02)         0.36           0.34            --             --             --         2.80
                                                  Technology Portfolio Class 2
      07/09/01@-
      01/31/02       4.04      (0.03)        (0.59)         (0.62)           --             --             --         3.42
      01/31/03       3.42      (0.03)        (1.60)         (1.63)           --             --             --         1.79
      01/31/04       1.79      (0.03)         1.07           1.04            --             --             --         2.83
      01/31/05       2.83      (0.01)        (0.37)         (0.38)           --             --             --         2.45
      01/31/06       2.45      (0.02)         0.35           0.33            --             --             --         2.78
                                                  Technology Portfolio Class 3
      09/30/02@-
      01/31/03       1.53      (0.01)         0.27           0.26            --             --             --         1.79
      01/31/04       1.79      (0.03)         1.06           1.03            --             --             --         2.82
      01/31/05       2.82      (0.01)        (0.36)         (0.37)           --             --             --         2.45
      01/31/06       2.45      (0.03)         0.35           0.32            --             --             --         2.77
                                            Small & Mid Cap Value Portfolio Class 2
      08/01/02#-
      01/31/03      10.00       0.02         (0.16)         (0.14)        (0.00)            --             --         9.86
      01/31/04       9.86      (0.01)         4.17           4.16         (0.01)         (0.07)         (0.08)       13.94
      01/31/05      13.94       0.07          1.76           1.83         (0.06)         (0.47)         (0.53)       15.24
      01/31/06      15.24       0.03          2.28           2.31            --          (0.06)         (0.06)       17.49
                                            Small & Mid Cap Value Portfolio Class 3
      09/30/02@-
      01/31/03       9.22       0.01          0.63           0.64         (0.00)            --             --         9.86
      01/31/04       9.86      (0.02)         4.16           4.14         (0.00)         (0.07)         (0.07)       13.93
      01/31/05      13.93       0.07          1.74           1.81         (0.04)         (0.47)         (0.51)       15.23
      01/31/06      15.23       0.02          2.28           2.30            --          (0.06)         (0.06)       17.47

      ----------  -----------------------------------------------------------------------
                               NET      RATIO OF           RATIO OF NET
                             ASSETS    EXPENSES TO          INVESTMENT
                             END OF      AVERAGE         INCOME (LOSS) TO
        PERIOD     TOTAL     PERIOD        NET             AVERAGE NET          PORTFOLIO
        ENDED     RETURN**   (000S)      ASSETS               ASSETS            TURNOVER
      ----------  -----------------------------------------------------------------------
                                       Technology Portfolio Class 1
      01/31/02     (52.23)%  $40,156       1.45%              (1.23)%              109%
      01/31/03     (47.66)    23,828       1.50(2)            (1.36)(2)            135
      01/31/04      58.10     59,813       1.49(2)            (1.32)(2)            123
      01/31/05     (13.07)    27,342       1.50(2)            (0.76)(2)             85
      01/31/06      13.82     25,260       1.19(2)            (0.83)(2)             95
                                       Technology Portfolio Class 2
      07/09/01@-
      01/31/02     (15.35)     2,312       1.60+              (1.46)+              109
      01/31/03     (47.66)     4,272       1.66(2)            (1.51)(2)            135
      01/31/04      58.10     13,164       1.64(2)            (1.46)(2)            123
      01/31/05     (13.43)    10,298       1.68(2)            (0.76)(2)             85
      01/31/06      13.47     10,562       1.34(2)            (0.93)(2)             95
                                       Technology Portfolio Class 3
      09/30/02@-
      01/31/03      16.99        360       1.66+(2)           (1.52)+(2)           135
      01/31/04      57.54      6,641       1.72(2)            (1.56)(2)            123
      01/31/05     (13.12)     8,893       1.79(2)            (0.76)(2)             85
      01/31/06      13.06     11,502       1.43(2)            (1.08)(2)             95
                                  Small & Mid Cap Value Portfolio Class 2
      08/01/02#-
      01/31/03      (1.34)     5,375       1.65+(1)            0.53+(1)              7
      01/31/04      42.14     26,269       1.65(1)            (0.07)(1)             16
      01/31/05      13.09     45,307       1.33(1)(2)          0.39(1)(2)           21
      01/31/06      15.23     49,773       1.21(2)             0.18(2)              33
                                  Small & Mid Cap Value Portfolio Class 3
      09/30/02@-
      01/31/03       6.98      2,618       1.75+(1)            0.41+(1)              7
      01/31/04      41.99     42,387       1.75(1)            (0.21)(1)             16
      01/31/05      12.99    134,471       1.41(1)(2)          0.32(1)(2)           21
      01/31/06      15.18    208,937       1.31(2)             0.08(2)              33

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     #  Commencement of operations
     @  Inception date of class
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                      NET INVESTMENT INCOME
                                                                             EXPENSES                        (LOSS)
                                                                     ------------------------      ---------------------------
                                                                     1/03      1/04      1/05      1/03       1/04       1/05
                                                                     ------------------------      ---------------------------
       Small & Mid Cap Value Class 2...............................  4.54%+    1.52%     1.30%     (2.35)%+    0.06%      0.40%
       Small & Mid Cap Value Class 3...............................  5.62+     1.56      1.40      (3.47)+    (0.02)      0.34

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                -----------------------------
                                                                1/03    1/04    1/05    1/06
                                                                -----------------------------
       Technology Class 1.....................................  0.02%   0.08%   0.13%   0.05%
       Technology Class 2.....................................  0.03    0.08    0.15    0.04
       Technology Class 3.....................................  0.04    0.08    0.16    0.04
       Small & Mid-Cap Value Class 2..........................   --      --     0.04    0.03
       Small & Mid-Cap Value Class 3..........................   --      --     0.04    0.03

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                       International Growth and Income Portfolio Class 1
      01/31/02     $12.51     $ 0.09        $(3.05)        $(2.96)       $(0.03)        $(0.45)        $(0.48)      $ 9.07
      01/31/03       9.07       0.09         (1.96)         (1.87)        (0.05)            --          (0.05)        7.15
      01/31/04       7.15       0.12          3.06           3.18         (0.12)            --          (0.12)       10.21
      01/31/05      10.21       0.09          1.57           1.66         (0.14)            --          (0.14)       11.73
      01/31/06      11.73       0.21          2.50           2.71         (0.11)            --          (0.11)       14.33
                                       International Growth and Income Portfolio Class 2
      07/09/01@-
      01/31/02      10.48      (0.02)        (0.88)         (0.90)        (0.03)         (0.45)         (0.48)        9.10
      01/31/03       9.10       0.03         (1.92)         (1.89)        (0.04)            --          (0.04)        7.17
      01/31/04       7.17       0.11          3.07           3.18         (0.11)            --          (0.11)       10.24
      01/31/05      10.24       0.07          1.56           1.63         (0.12)            --          (0.12)       11.75
      01/31/06      11.75       0.19          2.51           2.70         (0.10)            --          (0.10)       14.35
                                       International Growth and Income Portfolio Class 3
      09/30/02@-
      01/31/03       7.26      (0.03)        (0.06)         (0.09)           --             --             --         7.17
      01/31/04       7.17       0.06          3.11           3.17         (0.11)            --          (0.11)       10.23
      01/31/05      10.23       0.03          1.59           1.62         (0.11)            --          (0.11)       11.74
      01/31/06      11.74       0.17          2.51           2.68         (0.08)            --          (0.08)       14.34
                                               Global Equities Portfolio Class 1
      01/31/02      17.53       0.02         (4.90)         (4.88)        (0.01)         (2.15)         (2.16)       10.49
      01/31/03      10.49       0.02         (2.64)         (2.62)           --             --             --         7.87
      01/31/04       7.87       0.02          2.68           2.70         (0.02)            --          (0.02)       10.55
      01/31/05      10.55       0.03          0.64           0.67         (0.03)            --          (0.03)       11.19
      01/31/06      11.19       0.08          2.90           2.98         (0.03)            --          (0.03)       14.14
                                               Global Equities Portfolio Class 2
      07/09/01@-
      01/31/02      13.81      (0.02)        (1.15)         (1.17)        (0.01)         (2.15)         (2.16)       10.48
      01/31/03      10.48         --         (2.63)         (2.63)           --             --             --         7.85
      01/31/04       7.85       0.01          2.66           2.67         (0.01)            --          (0.01)       10.51
      01/31/05      10.51       0.02          0.64           0.66         (0.02)            --          (0.02)       11.15
      01/31/06      11.15       0.06          2.90           2.96         (0.02)            --          (0.02)       14.09
                                               Global Equities Portfolio Class 3
      09/30/02@-
      01/31/03       7.76      (0.01)         0.09           0.08            --             --             --         7.84
      01/31/04       7.84      (0.01)         2.68           2.67         (0.01)            --          (0.01)       10.50
      01/31/05      10.50      (0.01)         0.65           0.64         (0.01)            --          (0.01)       11.13
      01/31/06      11.13       0.04          2.90           2.94         (0.01)            --          (0.01)       14.06

      ----------  -----------------------------------------------------------------
                                NET       RATIO OF       RATIO OF NET
                               ASSETS    EXPENSES TO      INVESTMENT
                               END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD      TOTAL      PERIOD        NET         AVERAGE NET      PORTFOLIO
        ENDED     RETURN**     (000S)      ASSETS           ASSETS        TURNOVER
      ----------  -----------------------------------------------------------------
                          International Growth and Income Portfolio Class 1
      01/31/02      (23.67)%  $289,084      1.20%            0.84%           148%
      01/31/03      (20.66)    177,883      1.22             1.08            264
      01/31/04       44.71     232,740      1.25(1)          1.41(1)         108
      01/31/05       16.37     262,167      1.24(1)          0.79(1)          67
      01/31/06       23.25     283,464      1.10(1)          1.68(1)          79
                          International Growth and Income Portfolio Class 2
      07/09/01@-
      01/31/02       (8.63)      4,964      1.37+           (0.45)+          148
      01/31/03      (20.78)     15,437      1.40             0.44            264
      01/31/04       44.53      27,823      1.40(1)          1.18(1)         108
      01/31/05       16.08      34,961      1.39(1)          0.61(1)          67
      01/31/06       23.05      38,938      1.25(1)          1.52(1)          79
                          International Growth and Income Portfolio Class 3
      09/30/02@-
      01/31/03       (1.24)      1,647      1.83+           (1.18)+          264
      01/31/04       44.35      14,408      1.50(1)          0.65(1)         108
      01/31/05       16.00      37,465      1.48(1)          0.31(1)          67
      01/31/06       22.97      51,289      1.34(1)          1.34(1)          79
                                  Global Equities Portfolio Class 1
      01/31/02      (27.72)    409,626      0.87             0.14             75
      01/31/03      (24.98)    221,301      0.93(1)          0.19(1)          71
      01/31/04       34.39     248,468      0.95(1)          0.23(1)          83
      01/31/05        6.41     206,639      0.98(1)          0.29(1)          67
      01/31/06       26.72     217,409      0.91(1)          0.62(1)         161
                                  Global Equities Portfolio Class 2
      07/09/01@-
      01/31/02       (8.38)      3,562      1.05+           (0.33)+           75
      01/31/03      (25.10)      9,083      1.08(1)          0.00(1)          71
      01/31/04       34.04      13,903      1.10(1)          0.06(1)          83
      01/31/05        6.30      11,951      1.13(1)          0.14(1)          67
      01/31/06       26.56      16,301      1.06(1)          0.45(1)         161
                                  Global Equities Portfolio Class 3
      09/30/02@-
      01/31/03        1.03         265      1.16+(1)        (0.30)+(1)        71
      01/31/04       34.05       3,387      1.20(1)         (0.14)(1)         83
      01/31/05        6.12       7,515      1.23(1)         (0.05)(1)         67
      01/31/06       26.40      16,084      1.14(1)          0.33(1)         161

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       International Growth and Income Class 1.................   --%    0.05%   0.02%   0.03%
       International Growth and Income Class 2.................   --     0.05    0.02    0.03
       International Growth and Income Class 3.................   --     0.05    0.02    0.03
       Global Equities Class 1.................................  0.00    0.03    0.03    0.02
       Global Equities Class 2.................................  0.01    0.03    0.03    0.02
       Global Equities Class 3.................................  0.02    0.03    0.02    0.02

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL      DIVIDENDS                 DIVIDENDS
                    ASSET     INVEST-     NET REALIZED       FROM       DECLARED    DIVIDENDS    FROM NET
                    VALUE       MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*     INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------
                                      International Diversified Equities Portfolio Class 1
      01/31/02     $10.76      $ 0.07        $(2.94)        $(2.87)      $   --       $  --       $(0.65)        $(0.65)
      01/31/03       7.24        0.07         (2.13)            --           --          --           --             --
      01/31/04       5.18        0.07          1.96           2.03        (0.28)         --           --          (0.28)
      01/31/05       6.93        0.06          0.83           0.89        (0.15)         --           --          (0.15)
      01/31/06       7.67        0.12          1.71           1.83        (0.13)         --           --          (0.13)
                                      International Diversified Equities Portfolio Class 2
      07/09/01@-
      01/31/02       8.97       (0.02)        (1.08)         (1.10)          --          --        (0.65)         (0.65)
      01/31/03       7.22        0.03         (2.09)         (2.06)          --          --           --             --
      01/31/04       5.16        0.04          1.97           2.01        (0.27)         --           --          (0.27)
      01/31/05       6.90        0.04          0.83           0.87        (0.14)         --           --          (0.14)
      01/31/06       7.63        0.10          1.71           1.81        (0.12)         --           --          (0.12)
                                      International Diversified Equities Portfolio Class 3
      09/30/02@-
      01/31/03       5.49          --         (0.33)         (0.33)          --          --           --             --
      01/31/04       5.16        0.01          1.99           2.00        (0.27)         --           --          (0.27)
      01/31/05       6.89        0.03          0.84           0.87        (0.14)         --           --          (0.14)
      01/31/06       7.62        0.08          1.72           1.80        (0.11)         --           --          (0.11)
                                               Emerging Markets Portfolio Class 1
      01/31/02       7.81        0.03         (0.95)         (0.92)       (0.02)         --        (0.08)         (0.10)
      01/31/03       6.79        0.02         (0.74)         (0.72)       (0.02)      (0.00)          --          (0.02)
      01/31/04       6.05        0.10          3.59           3.69           --          --           --             --
      01/31/05       9.74        0.09          1.83           1.92        (0.11)         --           --          (0.11)
      01/31/06      11.55        0.22          5.99           6.21        (0.05)         --           --          (0.05)
                                               Emerging Markets Portfolio Class 2
      07/09/01@-
      01/31/02       6.62       (0.02)         0.29           0.27        (0.02)         --        (0.08)         (0.10)
      01/31/03       6.79          --         (0.73)         (0.73)       (0.01)      (0.00)          --          (0.01)
      01/31/04       6.05        0.09          3.57           3.66           --          --           --             --
      01/31/05       9.71        0.07          1.84           1.91        (0.10)         --           --          (0.10)
      01/31/06      11.52        0.20          5.98           6.18        (0.03)         --           --          (0.03)
                                               Emerging Markets Portfolio Class 3
      09/30/02@-
      01/31/03       5.70       (0.02)         0.37           0.35           --          --           --             --
      01/31/04       6.05        0.05          3.61           3.66           --          --           --             --
      01/31/05       9.71        0.06          1.83           1.89        (0.09)         --           --          (0.09)
      01/31/06      11.51        0.18          5.97           6.15        (0.02)         --           --          (0.02)

      ----------  ----------------------------------------------------------------------
                   NET                  NET       RATIO OF     RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO    INVESTMENT
                  VALUE                END OF      AVERAGE     INCOME (LOSS)
        PERIOD    END OF    TOTAL      PERIOD        NET        TO AVERAGE     PORTFOLIO
        ENDED     PERIOD   RETURN**   (000'S)      ASSETS       NET ASSETS     TURNOVER
      ----------  ----------------------------------------------------------------------
                           International Diversified Equities Portfolio Class 1
      01/31/02    $ 7.24    (27.07)%  $309,703     1.23%            0.84%          29%
      01/31/03      5.18    (28.45)    156,911      1.22            0.97           48
      01/31/04      6.93     39.76     196,843      1.23            1.13           49
      01/31/05      7.67     13.10     183,649      1.25(1)         0.86(1)        25
      01/31/06      9.37     24.08     190,263      1.11            1.42           19
                           International Diversified Equities Portfolio Class 2
      07/09/01@-
      01/31/02      7.22    (12.87)      5,381      1.42+          (0.58)+         29
      01/31/03      5.16    (28.43)      8,619      1.33            0.53           48
      01/31/04      6.90     39.52      29,467      1.38            0.72           49
      01/31/05      7.63     12.86      47,549      1.40(1)         0.62(1)        25
      01/31/06      9.32     23.91      59,176      1.25            1.22           19
                           International Diversified Equities Portfolio Class 3
      09/30/02@-
      01/31/03      5.16     (6.01)      2,480      1.33+          (0.29)+         48
      01/31/04      6.89     39.29      39,947      1.48            0.11           49
      01/31/05      7.62     12.79     106,732      1.50(1)         0.41(1)        25
      01/31/06      9.31     23.83     178,666      1.34            1.05           19
                                    Emerging Markets Portfolio Class 1
      01/31/02      6.79    (11.49)     82,624      1.53            0.51          113
      01/31/03      6.05    (10.63)     63,377      1.53            0.43          118
      01/31/04      9.74     60.99     104,999      1.66(1)         1.27(1)       112
      01/31/05     11.55     19.92     110,010      1.60(1)         0.89(1)        76
      01/31/06     17.71     53.84     177,187      1.51(1)         1.58(1)       147
                                    Emerging Markets Portfolio Class 2
      07/09/01@-
      01/31/02      6.79      4.38         717      1.70+          (0.56)+        113
      01/31/03      6.05    (10.71)      3,164      1.74            0.05          118
      01/31/04      9.71     60.50       8,278      1.80(1)         1.03(1)       112
      01/31/05     11.52     19.84      13,989      1.75(1)         0.72(1)        76
      01/31/06     17.67     53.72      24,084      1.66(1)         1.43(1)       147
                                    Emerging Markets Portfolio Class 3
      09/30/02@-
      01/31/03      6.05      6.14         276      2.12+          (0.56)+        118
      01/31/04      9.71     60.50       3,533      1.90(1)         0.54(1)       112
      01/31/05     11.51     19.63      12,899      1.85(1)         0.57(1)        76
      01/31/06     17.64     53.48      35,556      1.78(1)         1.27(1)       147

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ---------------------
                                                                 1/04     1/05    1/06
                                                                 ---------------------
       International Diversified Equities Class 1..............    --%    0.00%    --%
       International Diversified Equities Class 2..............    --     0.00     --
       International Diversified Equities Class 3..............    --     0.00     --
       Emerging Markets Class 1................................  0.11     0.03    0.10
       Emerging Markets Class 2................................  0.11     0.03    0.10
       Emerging Markets Class 3................................  0.11     0.03    0.09

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------

                     NET        NET                         TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-     NET REALIZED       FROM       DECLARED    DECLARED     FROM NET
                    VALUE       MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*     INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------
                                                 Foreign Value Portfolio Class 2
      08/01/02#-
      01/31/03     $10.00      $(0.03)       $(0.83)        $(0.86)      $   --      $(0.03)      $   --         $(0.03)
      01/31/04       9.11        0.03          3.91           3.94        (0.01)         --        (0.10)         (0.11)
      01/31/05      12.94        0.16          1.75           1.91        (0.14)         --        (0.27)         (0.41)
      01/31/06      14.44        0.25          2.27           2.52           --          --        (0.02)         (0.02)
                                                 Foreign Value Portfolio Class 3
      09/30/02@-
      01/31/03       9.20       (0.03)        (0.03)         (0.06)          --       (0.03)          --          (0.03)
      01/31/04       9.11        0.00          3.93           3.93         0.00          --        (0.10)         (0.10)
      01/31/05      12.94        0.12          1.79           1.91        (0.13)         --        (0.27)         (0.40)
      01/31/06      14.45        0.21          2.29           2.50           --          --        (0.02)         (0.02)

      ----------  ----------------------------------------------------------------------
                                                                RATIO OF NET
                                                                 INVESTMENT
                   NET                   NET       RATIO OF        INCOME
                  ASSET                 ASSETS    EXPENSES TO    (LOSS) TO
                  VALUE                 END OF      AVERAGE       AVERAGE
        PERIOD    END OF     TOTAL      PERIOD        NET           NET        PORTFOLIO
        ENDED     PERIOD   RETURN**    (000'S)      ASSETS         ASSETS      TURNOVER
      ----------  ----------------------------------------------------------------------
                                     Foreign Value Portfolio Class 2
      08/01/02#-
      01/31/03    $ 9.11      (8.57)%  $  5,888      1.95%+(1)     (0.63)%+(1)      1%
      01/31/04     12.94      43.31      34,250      1.76(1)        0.26(1)         7
      01/31/05     14.44      14.77      58,040      1.34(1)(2)     1.22(1)(2)     13
      01/31/06     16.94      17.50      68,774      1.16(2)        1.61(2)         8
                                     Foreign Value Portfolio Class 3
      09/30/02@-
      01/31/03      9.11      (0.64)      4,099      2.05+(1)      (1.04)+(1)       1
      01/31/04     12.94      43.18      63,404      1.76(1)        0.00(1)         7
      01/31/05     14.45      14.74     190,704      1.43(1)(2)     0.95(1)(2)     13
      01/31/06     16.93      17.35     322,494      1.25(2)        1.41(2)         8

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
     #  Commencement of operations
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                    NET INVESTMENT
                                                                           EXPENSES                 INCOME (LOSS)
                                                                     --------------------      ------------------------
                                                                     1/03    1/04    1/05      1/03       1/04     1/05
                                                                     --------------------      ------------------------
       Foreign Value Class 2.......................................  4.72%+  1.54%   1.33%     (3.40)%+   0.48%    1.23%
       Foreign Value Class 3.......................................  6.21+   1.58    1.42      (5.20)+    0.18     0.96

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                -------------
                                                1/05    1/06
                                                -------------
       Foreign Value Class 2..................  0.01%   0.01%
       Foreign Value Class 3..................  0.01    0.01

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 1 SHARES)

                  --    Aggressive Growth Portfolio
                  --    Alliance Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Emerging Markets Portfolio
                  --    Federated American Leaders Portfolio
                  --    Global Bond Portfolio
                  --    Global Equities Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    Growth-Income Portfolio
                  --    Growth Opportunities Portfolio
                  --    High-Yield Bond Portfolio
                  --    International Diversified Equities Portfolio
                  --    International Growth and Income Portfolio
                  --    Marsico Growth Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    MFS Total Return Portfolio
                  --    Putnam Growth: Voyager Portfolio
                  --    Real Estate Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Technology Portfolio
                  --    Telecom Utility Portfolio
                  --    Worldwide High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     40
ACCOUNT INFORMATION.........................................     44
ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     47
  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     47
  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     47
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     48
  Investment Strategies.....................................     48
GLOSSARY....................................................     58
  Investment Terminology....................................     58
  Risk Terminology..........................................     62
MANAGEMENT..................................................     66
  Information About the Investment Adviser and Manager......     66
     AIG SunAmerica Asset Management Corp...................     67
       Aggressive Growth Portfolio..........................     67
       Blue Chip Growth Portfolio...........................     67
       "Dogs" of Wall Street Portfolio......................     67
       High Yield Bond Portfolio............................     67
  Information About the Subadvisers.........................     67
     AllianceBernstein L.P. ................................     68
       Alliance Growth Portfolio............................     68
       Growth-Income Portfolio..............................     68
     Columbia Management Advisers, LLC......................     68
       Cash Management Portfolio............................     68
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....     68
       Davis Venture Value Portfolio........................     68
       Real Estate Portfolio................................     68
     Federated Investment Management Company and Federated
      Equity Management Company of Pennsylvania.............     68
       Corporate Bond Portfolio.............................     69
       Federated American Leaders Portfolio.................     69
       Telecom Utility Portfolio............................     69
     Goldman Sachs Asset Management, L.P....................     69
       Goldman Sachs Research Portfolio.....................     69
     Goldman Sachs Asset Management International...........     70
       Global Bond Portfolio................................     70
     J.P. Morgan Investment Management Inc..................     70
       Global Equities Portfolio............................     70
       SunAmerica Balanced Portfolio........................     70
     Marsico Capital Management, LLC........................     70
       Marsico Growth Portfolio.............................     70
     Massachusetts Financial Services Company...............     71
       MFS Massachusetts Investors Trust Portfolio..........     71
       MFS Mid-Cap Growth Portfolio.........................     71
       MFS Total Return Portfolio...........................     71

SunAmerica Series Trust

     Morgan Stanley Investment Management Inc...............     71
       Growth Opportunities Portfolio.......................     71
       International Diversified Equities Portfolio.........     72
       Technology Portfolio.................................     72
       Worldwide High Income Portfolio......................     72
     Putnam Investment Management, LLC......................     72
       Emerging Markets Portfolio...........................     72
       International Growth and Income Portfolio............     72
       Putnam: Growth Voyager Portfolio.....................     72
     Information about the Distributor......................     73
     Payments in Connection with Distribution...............     73
     Custodian, Transfer and Dividend Paying Agent..........     73
     Legal Proceedings......................................     73
FINANCIAL HIGHLIGHTS........................................     75
FOR MORE INFORMATION........................................     80

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series ("Portfolios"), twenty-seven of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 48, and the glossary that follows on page 58.


                             Q&A
FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Corporate Bond           high total return with     invests, under normal circumstances,
  Portfolio                only moderate price risk   at least 80% of net assets in fixed
                                                      income securities, but invests
                                                      primarily in investment grade fixed
                                                      income securities; may invest up to
                                                      35% in fixed income securities rated
                                                      below investment grade
-----------------------------------------------------------------------------------------------
  Global Bond Portfolio    high total return,         invests, under normal circumstances,
                           emphasizing current        at least 80% of net assets in high
                           income and, to a lesser    quality fixed income securities of
                           extent, capital            U.S. and foreign issuers and
                           appreciation               transactions in foreign currencies
-----------------------------------------------------------------------------------------------
  High-Yield Bond          high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in
                           appreciation               intermediate and long-term corporate
                                                      obligations, emphasizing high-yield,
                                                      high-risk fixed income securities
                                                      (junk bonds) with a primary focus on
                                                      "B" rated high-yield bonds
-----------------------------------------------------------------------------------------------
  Worldwide High Income    high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in high
                           appreciation               income securities of issuers located
                                                      throughout the world
-----------------------------------------------------------------------------------------------

SunAmerica Series Trust

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



-----------------------------------------------------------------------------------------------
                            BALANCED OR ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  MFS Total Return         reasonable current         invests primarily in common stocks
  Portfolio                income, long-term          and fixed income securities, with an
                           capital growth and         emphasis on income-producing
                           conservation of capital    securities that appear to have some
                                                      potential for capital enhancement
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Blue Chip Growth         capital appreciation       invests, under normal circumstances,
  Portfolio                                           at least 80% of net assets in common
                                                      stocks that demonstrate the potential
                                                      for capital appreciation, issued by
                                                      large-cap companies
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  "Dogs" of Wall Street    total return (including    invests in thirty high dividend
  Portfolio                capital appreciation and   yielding common stocks selected
                           current income)            quarterly from the Dow Jones
                                                      Industrial Average and the broader
                                                      market (see page 47 for additional
                                                      information about the investment
                                                      strategy for the "Dogs" of Wall
                                                      Street Portfolio)
-----------------------------------------------------------------------------------------------
  Federated American       growth of capital and      invests primarily in the securities
  Leaders Portfolio        income                     of high quality companies
-----------------------------------------------------------------------------------------------
  Goldman Sachs Research   long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      investments selected for their
                                                      potential to achieve capital
                                                      appreciation over the long term (see
                                                      page 47 for additional information
                                                      about the investment strategy for the
                                                      Goldman Sachs Research Portfolio)
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



-------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Growth-Income            growth of capital and      invests primarily in common stocks or
  Portfolio                income                     securities that demonstrate the
                                                      potential for appreciation and/or
                                                      dividends
-------------------------------------------------------------------------------------------------
  Growth Opportunities     capital appreciation       invests in equity securities that
  Portfolio                                           demonstrate the potential for capital
                                                      appreciation, issued generally by
                                                      small-cap companies
-------------------------------------------------------------------------------------------------
  Marsico Growth           long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 65% in equity securities of large
                                                      companies with a general core position
                                                      of 20 to 30 common stocks
-------------------------------------------------------------------------------------------------
  MFS Massachusetts        reasonable current         invests primarily in equity securities
  Investors Trust          income and long-term
  Portfolio                growth of capital and
                           income
-------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager   capital appreciation       invests primarily in common stocks of
  Portfolio                                           U.S. companies, with a focus on growth
                                                      stocks issued by companies the
                                                      Subadviser believes have above-average
                                                      growth potential and whose earnings are
                                                      likely to increase over time
-------------------------------------------------------------------------------------------------
  Real Estate Portfolio    total return through a     invests, under normal circumstances, at
                           combination of growth      least 80% of net assets in securities
                           and income                 of companies principally engaged in or
                                                      related to the real estate industry or
                                                      that own significant real estate assets
                                                      or that primarily invest in real estate
                                                      financial instruments
-------------------------------------------------------------------------------------------------
  Technology Portfolio     long-term capital          invests, under normal circumstances, at
                           appreciation               least 80% of net assets in equity
                                                      securities that demonstrate the
                                                      potential for capital appreciation,
                                                      issued by companies the Subadviser
                                                      believes are positioned to benefit from
                                                      involvement in technology and
                                                      technology-related industries worldwide
-------------------------------------------------------------------------------------------------
  Telecom Utility          high current income and    invests, under normal circumstances, at
  Portfolio                moderate capital           least 80% of net assets in equity and
                           appreciation               debt securities of utility companies
-------------------------------------------------------------------------------------------------

SunAmerica Series Trust

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.



------------------------------------------------------------------------------------------------
                                    INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  Emerging Markets         long-term capital          invests, under normal circumstances,
  Portfolio                appreciation               at least 80% of net assets in common
                                                      stocks and other equity securities of
                                                      companies that its Subadviser believes
                                                      have above-average growth prospects
                                                      primarily in emerging markets outside
                                                      the U.S.
------------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the potential
                                                      for appreciation and engages in
                                                      transactions in foreign currencies;
                                                      under normal circumstances, at least
                                                      80% of net assets of the Portfolio
                                                      will be invested in equity securities
------------------------------------------------------------------------------------------------
  International            long-term capital          invests primarily (in accordance with
  Diversified Equities     appreciation               country and sector weightings
  Portfolio                                           determined by its Subadviser) in
                                                      securities of foreign issuers that, in
                                                      the aggregate, replicate broad country
                                                      and sector indices; under normal
                                                      circumstances, at least 80% of net
                                                      assets of the Portfolio will be
                                                      invested in equity securities
------------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by
                                                      the market and offers a potential for
                                                      income
------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 48 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, FEDERATED AMERICAN LEADERS, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, PUTNAM GROWTH: VOYAGER, REAL ESTATE and TECHNOLOGY PORTFOLIOS invest primarily in equity securities. In addition, the MFS TOTAL RETURN, SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, EMERGING MARKETS, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, PUTNAM GROWTH: VOYAGER and TECHNOLOGY PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE, FEDERATED AMERICAN LEADERS, GLOBAL EQUITIES, MFS TOTAL RETURN and TELECOM UTILITY PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the MFS TOTAL RETURN, SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, GOLDMAN SACHS RESEARCH, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MID-CAP GROWTH, MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

SunAmerica Series Trust

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the EMERGING MARKETS, GLOBAL BOND, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME and WORLDWIDE HIGH INCOME PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS, INTERNATIONAL DIVERSIFIED EQUITIES and WORLDWIDE HIGH INCOME PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH OPPORTUNITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, MFS TOTAL RETURN, PUTMAN GROWTH: VOYAGER and TECHNOLOGY PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH, EMERGING MARKETS, GROWTH OPPORTUNITIES, INTERNATIONAL GROWTH AND INCOME, PUTNAM GROWTH: VOYAGER, REAL ESTATE and TECHNOLOGY PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the GOLDMAN SACHS RESEARCH and TELECOM UTILITY PORTFOLIOS invest significantly in real estate securities and the GROWTH OPPORTUNITIES PORTFOLIO may also invest in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

                                                         SunAmerica Series Trust

    Risks of Investing in "Non-Diversified" Portfolios

    The "DOGS" OF WALL STREET, GLOBAL BOND, MARSICO GROWTH and WORLDWIDE HIGH INCOME PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES and TECHNOLOGY PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                   12.35%
1998                                                                   17.43%
1999                                                                   84.66%
2000                                                                  -15.25%
2001                                                                  -31.70%
2002                                                                  -24.71%
2003                                                                   28.57%
2004                                                                   16.72%
2005                                                                    8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%           6.48%
-----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%
2003                                                                    25.76%
2004                                                                     7.94%
2005                                                                    16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                             16.63%      -1.32%      9.99%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%      6.73%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                          ----------------------------------
2001                                                                   -20.87%
2002                                                                   -29.26%
2003                                                                    25.98%
2004                                                                     5.25%
2005                                                                     2.49%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.30%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                       PAST ONE   PAST FIVE        CLASS 1
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS     SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1                    2.49%    -5.32%          -7.19%
--------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                   4.91%     0.54%          -1.06%

--------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is July 5, 2000.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.06%
2001                                                                    3.67%
2002                                                                    1.40%
2003                                                                    0.63%
2004                                                                    0.86%
2005                                                                    2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              2.76%      1.86%       3.53%
------------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           CORPORATE BOND PORTFOLIO CLASS 1
                                                           --------------------------------
1996                                                                     4.49%
1997                                                                    10.90%
1998                                                                     6.05%
1999                                                                    -1.85%
2000                                                                     5.03%
2001                                                                     7.59%
2002                                                                     7.46%
2003                                                                    11.94%
2004                                                                     6.82%
2005                                                                     1.85%

During the period shown in the bar chart, the highest return for a quarter was 5.39% (quarter ended 06/30/03) and the lowest return for a quarter was -1.90% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 0.09%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                          YEAR       YEARS      YEARS
-------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1           1.85%      7.08%       5.96%
-------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index(1)       1.96%      7.11%       6.46%
-------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(2)                                 2.74%      8.39%       6.56%
-------------------------------------------------------------------------
 Blended Index(3)                           2.17%      7.50%       6.53%
-------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

(3) The Blended Index consists of 75% of Lehman Brothers U.S. Credit Index and 25% of Merrill Lynch High Yield Master II Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%
2003                                                                   33.16%
2004                                                                   13.50%
2005                                                                   10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                         10.60%      4.29%      11.57%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%      0.54%       9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DOGS OF WALL STREET PORTFOLIO CLASS 1
                                                       -------------------------------------
1999                                                                  -7.08%
2000                                                                   2.94%
2001                                                                   7.91%
2002                                                                  -6.57%
2003                                                                  20.06%
2004                                                                   9.58%
2005                                                                  -2.67%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.25%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS                                 PAST ONE   PAST FIVE   CLASS 1 SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)             YEAR      YEARS       INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 1                       -2.67%      5.24%           2.68%
-----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%      0.54%           3.19%
-----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is April 1, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         EMERGING MARKETS PORTFOLIO CLASS 1
                                                         ----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%
2003                                                                   52.61%
2004                                                                   24.52%
2005                                                                   37.23%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 12.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1
2005)                                                                       YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                                        37.23%      18.93%           6.36%
-------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(SM)(2)                                   34.54%      19.44%           6.06%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                               FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1
                                               --------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%
2003                                                              27.57%
2004                                                               9.91%
2005                                                               4.65%

During the period shown in the bar chart, the highest return for a quarter was 16.96% (quarter ended 06/30/03) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.74%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF THE CALENDAR YEAR ENDED                               PAST ONE   PAST FIVE   CLASS 1 SINCE
 DECEMBER 31, 2005)                                            YEAR      YEARS       INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio(2) Class 1                4.65%      2.83%          8.05%
-----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(3)                                            4.91%      0.54%          8.43%
-----------------------------------------------------------------------------------------------------
 S&P 500(R)/Barra Value Index(4)                                6.33%      2.53%          8.87%
-----------------------------------------------------------------------------------------------------
 S&P 500(R)/Citigroup Value Index(5)                            8.71%      4.54%          8.97%

-----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

(4) Effective as of close of business December 16, 2005, Standard & Poor's substituted Citigroup performance data in place of BARRA performance data. The index was replaced, because BARRA was no longer offering the performance data for the index. The S&P(R)/BARRA Value Index was designed to differentiate between fast growing companies and slower growing or under valued companies. Standard & Poor's and Barra cooperated to employ a price-to-book calculation, whereby the market capitalization of an index (S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R)) is divided equally

                                                         SunAmerica Series Trust
      between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year.

(5) Effective as of close of business December 16, 2005, the Portfolio selected the S&P 500(R)/Citigroup Value Index for performance comparisons. S&P 500(R)/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500(R) Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index is unmanaged and market capitalization weighted.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1
                                                              -----------------------------
1996                                                                      9.36%
1997                                                                     10.03%
1998                                                                     10.87%
1999                                                                     -1.05%
2000                                                                      9.27%
2001                                                                      5.05%
2002                                                                      5.88%
2003                                                                      3.58%
2004                                                                      3.96%
2005                                                                      4.58%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -1.65% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was -0.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                          YEAR       YEARS      YEARS
-------------------------------------------------------------------------
 Global Bond Portfolio Class 1              4.58%      4.61%       6.09%
-------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (hedged)(1)                        4.97%      5.28%       6.83%
-------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (un-hedged)(2)                    -6.53%      6.89%       5.17%
-------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

(2) Effective March 1, 2006, the Portfolio selected J.P. Morgan Global Government Bond Index (un-hedged) for performance comparisons. The change from the J.P. Morgan Global Government Bond Index (hedged) to the J.P. Morgan Global Government Bond Index (un-hedged) was made because the new index is more representative of the Portfolio's investment strategy. The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                           ---------------------------------
1996                                                                     14.18%
1997                                                                     15.06%
1998                                                                     22.86%
1999                                                                     30.94%
2000                                                                    -17.26%
2001                                                                    -18.11%
2002                                                                    -26.79%
2003                                                                     26.54%
2004                                                                     11.86%
2005                                                                     15.75%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.48%.
--------------------------------------------------------------------------------

                                                                                PAST ONE   PAST FIVE   PAST TEN
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                                               15.75%      -0.36%     5.56%
---------------------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                                              9.49%       2.18%     7.04%
---------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   GOLDMAN SACHS RESEARCH PORTFOLIO CLASS 1
                                                   ----------------------------------------
2001                                                               -25.20%
2002                                                               -28.08%
2003                                                                25.33%
2004                                                                12.92%
2005                                                                 3.61%

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 06/30/03) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.83%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                  PAST ONE   PAST FIVE        CLASS 1
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)               YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class 1                       3.61%      -4.64%          -4.59%
-------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%       0.54%          -1.06%

-------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is July 5, 2000.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            GROWTH-INCOME PORTFOLIO CLASS 1
                                                            -------------------------------
1996                                                                     24.06%
1997                                                                     33.92%
1998                                                                     30.74%
1999                                                                     30.04%
2000                                                                     -8.34%
2001                                                                    -15.90%
2002                                                                    -21.15%
2003                                                                     25.62%
2004                                                                     11.56%
2005                                                                      7.20%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.96%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF THE CALENDAR YEAR ENDED                               PAST ONE   PAST FIVE   PAST TEN
 DECEMBER 31, 2005)                                            YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                                7.20%      -0.08%      9.94%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

      --------------------------------------------------------------------------

                            GROWTH OPPORTUNITIES PORTFOLIO
      --------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                     GROWTH OPPORTUNITIES PORTFOLIO CLASS 1
                                                     --------------------------------------
2001                                                                -33.17%
2002                                                                -39.83%
2003                                                                 34.93%
2004                                                                  6.26%
2005                                                                  7.66%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 17.34%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                              YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class 1         7.66%      -9.10%          -10.30%
---------------------------------------------------------------------------------------
 Russell 2000(R) Growth Index(2)                4.15%       2.28%           -2.52%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is July 5, 2000.

(2) The Russell 2000(R) Growth Index for performance comparisons. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The change from the S&P Mid 400(R) Index to the Russell 2000(R) Growth Index was made because the Russell 2000(R) Growth Index is more representative of the Portfolio's investment strategy.

                                                                      SunAmerica
Series Trust

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 1
                                                           ---------------------------------
1996                                                                    14.57%
1997                                                                    14.42%
1998                                                                    -2.95%
1999                                                                     6.50%
2000                                                                    -9.30%
2001                                                                    -4.30%
2002                                                                    -5.93%
2003                                                                    31.74%
2004                                                                    17.50%
2005                                                                     8.81%

During the period shown in the bar chart, the highest return for a quarter was 11.49% (quarter ended 06/30/03) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1                              8.81%      8.68%       6.42%
---------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II Index(1)                    2.74%      8.39%       6.56%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 1
                                                --------------------------------------------
1996                                                                9.31%
1997                                                                6.37%
1998                                                               18.53%
1999                                                               24.59%
2000                                                              -18.32%
2001                                                              -24.02%
2002                                                              -28.48%
2003                                                               31.88%
2004                                                               16.44%
2005                                                               13.87%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.21%.
--------------------------------------------------------------------------------

                                                                                PAST ONE   PAST FIVE   PAST TEN
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 1                            13.87%      -1.01%     2.92%
---------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(1)                                                           13.54%       4.55%     5.84%
---------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.98%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------
 International Growth and Income
   Portfolio Class 1                     14.30%       3.07%           6.54%
---------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%
---------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           MARSICO GROWTH PORTFOLIO CLASS 1
                                                           --------------------------------
2001                                                                   -13.53%
2002                                                                   -11.24%
2003                                                                    30.20%
2004                                                                    11.24%
2005                                                                    10.74%

During the period shown in the bar chart, the highest return for a quarter was 13.00% (quarter ended 06/30/03) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.65%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                                              YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class 1                              10.74%      4.24%            4.24%
-------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%      0.54%            0.54%
-------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 29, 2000.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1
                                         ---------------------------------------------------
1996                                                            15.99%
1997                                                            23.22%
1998                                                            29.28%
1999                                                             5.93%
2000                                                            -0.32%
2001                                                           -16.04%
2002                                                           -21.00%
2003                                                            22.50%
2004                                                            11.85%
2005                                                             7.71%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS       YEARS
----------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 1            7.71%      -0.43%      6.68%
----------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%

----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%
2003                                                                   37.31%
2004                                                                   14.09%
2005                                                                    3.20%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.88%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                       PAST ONE     PAST FIVE          CLASS 1
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR         YEARS       SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                3.20%        -7.95%            2.67%
------------------------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)                  12.10%         1.38%            4.82%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is April 1, 1999.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                          ----------------------------------
1996                                                                     9.94%
1997                                                                    16.90%
1998                                                                    19.53%
1999                                                                     2.88%
2000                                                                    17.01%
2001                                                                     0.52%
2002                                                                    -4.85%
2003                                                                    16.86%
2004                                                                    11.30%
2005                                                                     3.09%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.41%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1                             3.09%       5.10%      9.02%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(2)                        2.43%       5.87%      6.16%
---------------------------------------------------------------------------------------------
 Treasury Bills(3)                                              3.07%       2.10%      3.63%
---------------------------------------------------------------------------------------------
 Blended Index(3)                                               3.94%       2.87%      7.84%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(3) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500(R) Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1
                                                   ----------------------------------------
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%
2003                                                                23.98%
2004                                                                 5.02%
2005                                                                 6.07%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.27%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                  PAST ONE   PAST FIVE   PAST TEN
(AS OF CALENDAR YEAR ENDED DECEMBER 31, 2005)                   YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1                       6.07%      -5.08%     5.82%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%     6.73%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1
                                                              -----------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                      23.80%
2001                                                                       6.00%
2002                                                                       6.26%
2003                                                                      37.91%
2004                                                                      34.57%
2005                                                                      13.30%

During the period shown in the bar chart, the highest return for a quarter was 15.03% (quarter ended 12/31/04) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 15.55%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,    PAST ONE   PAST FIVE        CLASS 1
2005)                                                                         YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1                                               13.30%      18.82%          12.35%
---------------------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                12.13%      18.71%          12.81%
---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%
2003                                                                  15.07%
2004                                                                   6.84%
2005                                                                   1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                             PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                                           YEAR       YEARS     SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                        1.89%     -1.59%          5.94%
----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          4.91%      0.54%          8.43%
----------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                      2.43%      5.87%          6.72%
----------------------------------------------------------------------------------------------------
 Treasury Bills(4)                                            3.07%      2.10%          3.56%
----------------------------------------------------------------------------------------------------
 Former Blended Index(4)                                      3.94%      2.87%          7.70%
----------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)                                     6.27%      1.07%          8.65%
----------------------------------------------------------------------------------------------------
 New Blended Index(6)                                         4.41%      3.15%          8.17%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                                                         SunAmerica Series Trust

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              TECHNOLOGY PORTFOLIO CLASS 1
                                                              ----------------------------
2001                                                                    -47.63%
2002                                                                    -49.29%
2003                                                                     50.84%
2004                                                                     -2.59%
2005                                                                     -0.38%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.20%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                     YEAR       YEARS     SINCE INCEPTION(1)
------------------------------------------------------------------------------
 Technology Portfolio Class 1         -0.38%     -17.22%          -21.65%
------------------------------------------------------------------------------
 Nasdaq(R) Composite Index(2)          2.12%      -1.75%           -9.27%
------------------------------------------------------------------------------
 Nasdaq-100(R) Index(3)                1.90%      -6.62%          -13.33%
------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is July 5, 2000.

(2) The Nasdaq(R) Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

(3) The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on the Nasdaq Stock Market, based on market value (capitalization).

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           TELECOM UTILITY PORTFOLIO CLASS 1
                                                           ---------------------------------
1997                                                                     25.73%
1998                                                                     14.04%
1999                                                                      1.78%
2000                                                                     -9.00%
2001                                                                    -13.76%
2002                                                                    -23.77%
2003                                                                     18.75%
2004                                                                     16.89%
2005                                                                      6.53%

During the period shown in the bar chart, the highest return for a quarter was 15.95% (quarter ended 06/30/03) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.70%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE   CLASS 1 SINCE
 DECEMBER 31, 2005)                    YEAR       YEARS      INCEPTION(1)
-----------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1      6.53%      -0.56%         3.66%
-----------------------------------------------------------------------------
 S&P 500(R) Index(2)                    4.91%       0.54%         8.43%
-----------------------------------------------------------------------------
 S&P Utility Index(3)                  16.79%      -2.27%         7.35%
-----------------------------------------------------------------------------
 S&P Telecommunication Services
   Index(4)                           -5.34%       -6.79%         1.36%
-----------------------------------------------------------------------------
 Blended Index(5)                       2.17%      -4.43%         4.29%
-----------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

(4) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R). Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

(5) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index on a market capitalization weighted basis.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1
                                                    ---------------------------------------
1996                                                                 25.32%
1997                                                                 15.54%
1998                                                                -17.07%
1999                                                                 19.31%
2000                                                                 -2.96%
2001                                                                 -3.20%
2002                                                                 -0.39%
2003                                                                 25.94%
2004                                                                  9.37%
2005                                                                  7.35%

During the period shown in the bar chart, the highest return for a quarter was 10.43% (quarter ended 06/30/97) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.24%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                        7.35%       7.35%      7.08%
---------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(1)                          2.26%       9.83%      7.14%
---------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(2)                              10.73%      12.25%     12.99%
---------------------------------------------------------------------------------------------
 Blended Index(3)                                               6.44%      11.12%     10.25%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.

(2) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(3) The Blended Index consists of 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in Class 1 shares of each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  AGGRESSIVE GROWTH            ALLIANCE GROWTH           BLUE CHIP GROWTH
                                                      PORTFOLIO                   PORTFOLIO                PORTFOLIO(2)
                                               ------------------------   -------------------------   ----------------------
                                                       CLASS 1                     CLASS 1                   CLASS 1
                                               ------------------------   -------------------------   ----------------------
Management Fees                                          0.71%                      0.61%                      0.70%
Service (12b-1) Fees                                     0.00%                      0.00%                      0.00%
Other Expenses(1)                                        0.08%                      0.05%                      0.24%
Total Annual Portfolio Operating Expenses(1)             0.79%                      0.66%                      0.94%

                                                   CASH MANAGEMENT
                                                      PORTFOLIO
                                               ------------------------
                                                       CLASS 1
                                               ------------------------
Management Fees                                          0.49%
Service (12b-1) Fees                                     0.00%
Other Expenses(1)                                        0.05%
Total Annual Portfolio Operating Expenses(1)             0.54%

                                                    CORPORATE BOND           DAVIS VENTURE VALUE       "DOGS" OF WALL STREET
                                                      PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                               ------------------------   -------------------------   -----------------------
                                                       CLASS 1                     CLASS 1                    CLASS 1
                                               ------------------------   -------------------------   -----------------------
Management Fees                                          0.55%                      0.71%                      0.60%
Service (12b-1) Fees                                     0.00%                      0.00%                      0.00%
Other Expenses(1)                                        0.07%                      0.05%                      0.10%
Total Annual Portfolio Operating Expenses(1)             0.62%                      0.76%                      0.70%

                                                   EMERGING MARKETS
                                                      PORTFOLIO
                                               ------------------------
                                                       CLASS 1
                                               ------------------------
Management Fees                                          1.20%
Service (12b-1) Fees                                     0.00%
Other Expenses(1)                                        0.31%
Total Annual Portfolio Operating Expenses(1)             1.51%

                                                  FEDERATED AMERICAN             GLOBAL BOND             GLOBAL EQUITIES
                                                  LEADERS PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                               ------------------------   -------------------------   ----------------------
                                                       CLASS 1                     CLASS 1                   CLASS 1
                                               ------------------------   -------------------------   ----------------------
Management Fees                                          0.69%                      0.68%                      0.79%
Service (12b-1) Fees                                     0.00%                      0.00%                      0.00%
Other Expenses(1)                                        0.07%                      0.15%                      0.12%
Total Annual Portfolio Operating Expenses(1)             0.76%                      0.83%                      0.91%

                                                GOLDMAN SACHS RESEARCH
                                                   PORTFOLIO(2)(3)
                                               ------------------------
                                                       CLASS 1
                                               ------------------------
Management Fees                                          0.90%
Service (12b-1) Fees                                     0.00%
Other Expenses(1)                                        0.45%
Total Annual Portfolio Operating Expenses(1)             1.35%

                                                    GROWTH-INCOME           GROWTH OPPORTUNITIES         HIGH-YIELD BOND
                                                      PORTFOLIO                 PORTFOLIO(2)                PORTFOLIO
                                               ------------------------   -------------------------   ----------------------
                                                       CLASS 1                     CLASS 1                   CLASS 1
                                               ------------------------   -------------------------   ----------------------
Management Fees                                          0.56%                      0.75%                      0.62%
Service (12b-1) Fees                                     0.00%                      0.00%                      0.00%
Other Expenses(1)                                        0.05%                      0.27%                      0.12%
Total Annual Portfolio Operating Expenses(1)             0.61%                      1.02%                      0.74%

                                               INTERNATIONAL DIVERSIFIED
                                                  EQUITIES PORTFOLIO
                                               -------------------------
                                                        CLASS 1
                                               -------------------------
Management Fees                                          0.94%
Service (12b-1) Fees                                     0.00%
Other Expenses(1)                                        0.17%
Total Annual Portfolio Operating Expenses(1)             1.11%

                                               INTERNATIONAL GROWTH AND        MARSICO GROWTH             MFS MASSACHUSETTS
                                                   INCOME PORTFOLIO               PORTFOLIO           INVESTORS TRUST PORTFOLIO
                                               ------------------------   -------------------------   -------------------------
                                                       CLASS 1                     CLASS 1                     CLASS 1
                                               ------------------------   -------------------------   -------------------------
Management Fees                                          0.93%                      0.85%                       0.70%
Service (12b-1) Fees                                     0.00%                      0.00%                       0.00%
Other Expenses(1)                                        0.17%                      0.09%                       0.08%
Total Annual Portfolio Operating Expenses(1)             1.10%                      0.94%                       0.78%

                                                  MFS MID-CAP GROWTH
                                                      PORTFOLIO
                                               ------------------------
                                                       CLASS 1
                                               ------------------------
Management Fees                                          0.75%
Service (12b-1) Fees                                     0.00%
Other Expenses(1)                                        0.07%
Total Annual Portfolio Operating Expenses(1)             0.82%

                                                   MFS TOTAL RETURN            PUTNAM GROWTH:              REAL ESTATE
                                                      PORTFOLIO               VOYAGER PORTFOLIO             PORTFOLIO
                                               ------------------------   -------------------------   ----------------------
                                                       CLASS 1                     CLASS 1                   CLASS 1
                                               ------------------------   -------------------------   ----------------------
Management Fees                                          0.65%                      0.83%                      0.77%
Service (12b-1) Fees                                     0.00%                      0.00%                      0.00%
Other Expenses(1)                                        0.06%                      0.12%                      0.08%
Total Annual Portfolio Operating Expenses(1)             0.71%                      0.95%                      0.85%

                                                      SUNAMERICA
                                                  BALANCED PORTFOLIO
                                               ------------------------
                                                       CLASS 1
                                               ------------------------
Management Fees                                          0.63%
Service (12b-1) Fees                                     0.00%
Other Expenses(1)                                        0.10%
Total Annual Portfolio Operating Expenses(1)             0.73%

SunAmerica Series Trust

                                               TECHNOLOGY   TELECOM UTILITY   WORLDWIDE HIGH INCOME
                                               PORTFOLIO       PORTFOLIO            PORTFOLIO
                                               ----------   ---------------   ---------------------
                                                CLASS 1         CLASS 1              CLASS 1
                                               ----------   ---------------   ---------------------
Management Fees                                   1.00%          0.75%                0.80%
Service (12b-1) Fees                              0.00%          0.00%                0.00%
Other Expenses(1)                                 0.19%          0.16%                0.17%
Total Annual Portfolio Operating Expenses(1)      1.19%          0.91%                0.97%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                 CLASS 1
                                                 -------
Aggressive Growth Portfolio                        0.74%
Alliance Growth Portfolio                          0.64%
Blue Chip Growth Portfolio                         0.80%
Davis Venture Value Portfolio                      0.75%
"Dogs" of Wall Street Portfolio*                   0.70%
Emerging Markets Portfolio                         1.41%
Federated American Leaders Portfolio               0.71%
Global Equities Portfolio                          0.89%
Goldman Sachs Research Portfolio                   1.31%
Growth-Income Portfolio                            0.60%
Growth Opportunities Portfolio                     0.97%
International Growth and Income Portfolio          1.07%
Marsico Growth Portfolio                           0.92%
MFS Massachusetts Investors Trust
  Portfolio                                        0.77%
MFS Mid-Cap Growth Portfolio                       0.79%
MFS Total Return Portfolio                         0.70%
Putnam Growth: Voyager Portfolio                   0.88%
Real Estate Portfolio*                             0.85%
SunAmerica Balanced Portfolio                      0.71%
Technology Portfolio                               1.14%
Telecom Utility Portfolio                          0.88%

---------------

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                 CLASS 1
                                                 -------
Blue Chip Growth Portfolio                         0.85%
Goldman Sachs Research Portfolio                   1.35%
Growth Opportunities Portfolio                     1.00%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(3) The voluntary waivers and/or reimbursements described in footnote (2) are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing voluntary expense limitations. For the fiscal year ended January 31, 2006, the Portfolio paid an amount equal to 0.12% of the average daily net assets to the Adviser to effectuate this recoupment. The Portfolio's Total Annual Operating Expenses would have been lower if the Adviser did not recoup prior waivers and/or reimbursements. Effective October 1, 2005, the Adviser agreed to voluntarily waive on an annual basis 0.05% of the Management Fees, which resulted in an effective waiver of 0.03% for the fiscal year. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

                                                         SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio*...............................   $ 81     $252    $  439   $  978
Alliance Growth Portfolio*.................................     67      211       368      822
Blue Chip Growth Portfolio*................................     96      300       520    1,155
Cash Management Portfolio..................................     55      173       302      677
Corporate Bond Portfolio...................................     63      199       346      774
Davis Venture Value Portfolio*.............................     78      243       422      942
"Dogs" of Wall Street Portfolio*...........................     72      224       390      871
Emerging Markets Portfolio*................................    154      477       824    1,802
Federated American Leaders Portfolio*......................     78      243       422      942
Global Bond Portfolio......................................     85      265       460    1,025
Global Equities Portfolio*.................................     93      290       504    1,120
Goldman Sachs Research Portfolio*..........................    137      428       739    1,624
Growth-Income Portfolio*...................................     62      195       340      762
Growth Opportunities Portfolio*............................    104      325       563    1,248
High-Yield Bond Portfolio..................................     76      237       411      918
International Diversified Equities Portfolio...............    113      353       612    1,352
International Growth and Income Portfolio*.................    112      350       606    1,340
Marsico Growth Portfolio*..................................     96      300       520    1,155
MFS Massachusetts Investors Trust Portfolio*...............     80      249       433      966
MFS Mid-Cap Growth Portfolio*..............................     84      262       455    1,014
MFS Total Return Portfolio*................................     73      227       395      883
Putnam Growth: Voyager Portfolio*..........................     97      303       525    1,166
Real Estate Portfolio*.....................................     87      271       471    1,049
SunAmerica Balanced Portfolio*.............................     75      233       406      906
Technology Portfolio*......................................    121      378       654    1,443
Telecom Utility Portfolio*.................................     93      290       504    1,120
Worldwide High Income Portfolio............................     99      309       536    1,190

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

SunAmerica Series Trust

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio...............................   $ 76     $237      $411      $  918
Alliance Growth Portfolio.................................     65      205       357         798
Blue Chip Growth Portfolio................................     82      255       444         990
Davis Venture Value Portfolio.............................     77      240       417         930
"Dogs" of Wall Street Portfolio...........................     72      224       390         871
Emerging Markets Portfolio................................    144      446       771       1,691
Federated American Leaders Portfolio......................     73      227       395         883
Global Equities Portfolio.................................     91      284       493       1,096
Goldman Sachs Research Portfolio..........................    133      415       718       1,579
Growth-Income Portfolio...................................     61      192       335         750
Growth Opportunities Portfolio............................     99      309       536       1,190
International Growth and Income Portfolio.................    109      340       590       1,306
Marisco Growth Portfolio..................................     94      293       509       1,131
MFS Massachusetts Investors Trust Portfolio...............     79      246       428         954
MFS Mid-Cap Growth Portfolio..............................     81      252       439         978
MFS Total Return Portfolio................................     72      224       390         871
Putnam Growth: Voyager Portfolio..........................     90      281       488       1,084
Real Estate Portfolio*....................................     87      271       471       1,049
SunAmerica Balanced Portfolio.............................     73      227       395         883
Technology Portfolio......................................    116      362       628       1,386
Telecom Utility Portfolio.................................     90      281       488       1,084

---------------

* The amount of the voluntary fee waiver and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other

SunAmerica Series Trust
situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 8 and 9 of the Prospectus, respectively. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the

                                                         SunAmerica Series Trust

Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

SunAmerica Series Trust

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The quarterly selection of the thirty stocks that meet these criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

The GOLDMAN SACHS RESEARCH PORTFOLIO will invest, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by its Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams.

The Portfolio may invest in the aggregate up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 4. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income     - Fixed income     - Fixed income     - Fixed income     - Fixed income
  Portfolio's            securities:        securities (at     securities (at     securities (at     securities (at
  principal              - U.S. treasury    least 80%):        least 80%):        least 80%):        least 80%):
  investments?             bills            - corporate        - U.S. and non-    - junk bonds       - junk bonds
                         - agency             bonds              U.S.             - convertible        (up to 100%)
                           discount           - investment       government         bonds            - emerging
                           notes            grade                securities       - preferred          market
                         - corporate        securities         - investment         stocks             government
                           debt               - junk bonds       grade            - zero coupon        securities
                           instruments      (up to 35%)          corporate          and deferred     - emerging
                       - Short-term                              bonds              interest           market
                         investments                           - mortgage and       bonds              corporate
                         - commercial                            asset-backed                          debt
                           paper                                 securities                            instruments
                         - repurchase                        - Short-term                            - Eurobonds
                           agreements                          investments                           - Brady bonds
                         - bank                              - Currency
                           obligations                         transactions
                                                             - Foreign
                                                               securities
------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                - Fixed income     - Options and      - Equity           - Fixed income
  investments or                            securities:        futures            securities:        securities
  strategies may the                        - preferred      - Forward            - convertible      - U.S. and
  Portfolio use to a                          stocks           commitments          securities         non-U.S.
  significant extent?                       - zero coupon,   - Inflation swaps    - warrants           government
                                              deferred       - Mortgage and     - Fixed income         securities
                                              interest and     currency swaps     securities:        - investment
                                              PIK bonds      - Credit,            - U.S.               grade
                                              (up to 35%)      interest rate        government         corporate
                                            - U.S.             and total            securities         bonds
                                              government       return swaps       - investment     - Currency
                                              securities     - Hybrid               grade bonds      transactions
                                          - Foreign            instruments        - PIK bonds      - Illiquid
                                            securities       - Deferred         - Foreign            securities (up
                                          - When-issued and    interest bonds     securities         to 15%)
                                            delayed          - Inverse          - Short-term       - Borrowing for
                                            delivery           floaters           investments        temporary or
                                            transactions     - Illiquid                              emergency
                                          - Illiquid           securities (up                        purposes
                                            securities (up     to 15%)                               (up to 33 1/3%)
                                            to 15%)          - Pass-through
                                          - Pass-through       securities
                                            securities       - Borrowing for
                                          - Convertible        temporary or
                                            securities         emergency
                                                               purposes
                                                               (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term       - Short-term       - Mortgage dollar  - Borrowing for    - Hybrid
  investments may the    investments        investments        rolls              temporary or       instruments
  Portfolio use as       - municipal      - Defensive        - Zero coupon,       emergency        - Options and
  part of efficient        obligations      investments        deferred           purposes           Futures
  portfolio                               - Options and        interest and       (up to 33 1/3%)  - Forward
  management or to                          futures            PIK bonds        - Illiquid           commitments
  enhance return?                           (up to 10%)      - Firm               securities
                                          - Borrowing for      commitments and    (up to 15%)
                                            temporary or       when-issued or   - Loan
                                            emergency          delayed --         participations
                                            purposes           delivery           and assignments
                                            (up to 33 1/3%)    transactions     - Short sales
                                          - Securities       - Forward
                                            lending            commitments
                                            (up to 33 1/3%)  - Loan
                                          - Currency           participations
                                            transactions       and assignments
                                          - Currency swaps   - Securities
                                          - Credit swaps       lending (up to
                                          - Interest rate      33 1/3%)
                                            swaps, caps,     - Interest rate
                                            floors and         swaps, caps and
                                            collars            collars
                                          - Total return
                                            swaps
                                          - Hybrid
                                            instruments
------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate    - Credit quality   - Credit quality   - Active trading   - Active trading
  risks normally         fluctuations     - Convertible      - Currency         - Convertible      - Credit quality
  affect the           - Securities         Securities Risk    volatility         securities risk  - Currency
  Portfolio?             selection        - Currency         - Derivatives      - Credit quality     volatility
                                            volatility       - Emerging         - Illiquidity      - Derivatives
                                          - Derivatives        markets          - Interest rate    - Emerging
                                          - Foreign          - Foreign            fluctuations       markets
                                            exposure           exposure         - Market           - Foreign
                                          - Illiquidity      - Hedging            volatility         exposure
                                          - Interest rate    - Illiquidity      - Securities       - Illiquidity
                                            fluctuations     - Interest rate      selection        - Interest rate
                                          - Market             fluctuations     - Short sales        fluctuations
                                            volatility       - Market             risks            - Market
                                          - Securities         volatility                            volatility
                                            selection        - Non-diversified                     - Non-diversified
                                          - Small and          status                                status
                                            medium sized     - Prepayment                          - Securities
                                            companies        - Securities                            selection
                                                               selection
------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


---------------------------------------------------------------------------------------------------------------------------------
                                             BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SUNAMERICA
                                                    MFS TOTAL RETURN                                BALANCED
---------------------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities (at least 40%, but not  - Equity securities:
  investments?                           more than 75%):                             - common stocks
                                         - common stocks                           - Fixed income securities (at least 25%):
                                         - preferred stocks                          - U.S. government securities
                                         - convertible securities                    - corporate debt instruments
                                         - rights
                                       - Fixed income securities (at least 25%):
                                         - non-convertible debt securities
                                         - U.S. government securities
                                         - pass-through securities
                                         - corporate debt instruments
                                         - preferred stocks
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments or   - Foreign securities (up to 20%):           - Equity securities:
  strategies may the Portfolio use to    - Brady bonds                               - small-cap stocks (up to 20%)
  a significant extent?                  - depositary receipts                     - Short-term investments
                                         - fixed income securities (U.S. dollar    - Defensive investments
                                           denominated)                            - Foreign securities
                                       - Junk bonds (up to 10%)                    - Illiquid securities (up to 15%)
                                       - Securities lending (up to 33 1/3%)        - Junk bonds (up to 15%)
                                       - Emerging markets                          - Asset-backed securities
                                                                                   - Mortgage-backed securities
                                                                                   - TBA mortgage-backed securities
                                                                                   - Commercial mortgage-backed securities
                                                                                   - Forward commitments to purchase or sell
                                                                                     short mortgage-backed and TBA
                                                                                     mortgage-backed securities (may sell
                                                                                     short up to 15% in mortgage-backed and
                                                                                     TBA mortgage-backed securities)
                                                                                   - Non-convertible preferred securities
                                                                                   - Mortgage dollar roll transactions
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Municipal securities                      - Options and futures
  the Portfolio use as part of         - Warrants                                  - Currency transactions
  efficient portfolio management or    - Zero-coupon, deferred interest and PIK    - Borrowing for temporary or emergency
  to enhance return?                     bonds                                       purposes (up to 33 1/3%)
                                       - When-issued and delayed-delivery          - Securities lending (up to 33 1/3%)
                                         transactions
                                       - Hybrid instruments
                                       - Inverse floaters
                                       - Options and futures
                                       - Currency transactions
                                       - Forward commitments
                                       - Registered investment companies
                                       - Short-term investments
                                         - repurchase agreements
                                       - Loan participations
                                       - Equity swaps
                                       - Roll transactions
                                       - Short sales
                                       - Variable and floating rate obligations
---------------------------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Credit quality                            - Active trading
  affect the Portfolio?                - Emerging markets                          - Credit quality
                                       - Foreign exposure                          - Currency volatility
                                       - Interest rate fluctuations                - Derivatives
                                       - Market volatility                         - Foreign exposure
                                       - Prepayment                                - Hedging
                                       - Securities selection                      - Illiquidity
                                       - Convertible securities                    - Interest rate fluctuations
                                                                                   - Market
                                                                                   volatility
                                                                                   - Small sized companies
---------------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                                                  DAVIS VENTURE       "DOGS" OF WALL
                    AGGRESSIVE GROWTH    ALLIANCE GROWTH     BLUE CHIP GROWTH         VALUE               STREET
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities (at      securities:         securities:
  principal           - small-cap         - large-cap         least 80%):         - large-cap         - large-cap
  investments?          stocks              stocks            - large-cap           stocks              stocks
                      - mid-cap stocks                          stocks
                      - convertible
                        securities
                      - warrants
                    - Defensive
                      investments
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Equity            - Equity            N/A
  of investments      securities:         securities          securities          securities:
  or strategies       - large-cap         (up to 25%)         - small-cap         - mid-cap stocks
  may the               stocks                                  stocks          - Foreign
  Portfolio use to                                            - mid-cap stocks    securities
  a significant                                             - Foreign
  extent?                                                     securities
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term        - Short-term        - Short-term        - Short-term
  of investments      temporary or        investments         investments         investments         investments
  may the             emergency         - Defensive           (up to 10%)       - Defensive         - Defensive
  Portfolio use as    purposes            investments       - Defensive           investments         investments
  part of             (up to 33 1/3%)   - Borrowing for       instruments       - U.S. government   - Borrowing for
  efficient         - Options and         temporary or      - Options and         securities          temporary or
  portfolio           futures             emergency           futures                                 emergency
  management or to  - Illiquid            purposes          - Borrowing for                           purposes
  enhance return?     securities          (up to 33 1/3%)     temporary or                            (up to 33 1/3%)
                      (up to 15%)       - Options and         emergency                             - Options and
                    - Short-term          futures             purposes                                futures
                      investments                             (up to 33 1/3%)
                    - IPOs                                  - Securities
                                                              lending
                                                              (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Active trading    - Financial         - Derivatives
  risks normally    - Convertible       - Derivatives       - Derivatives         institutions      - Large cap
  affect the          securities risk   - Foreign exposure  - Foreign exposure    sector              companies
  Portfolio?        - Derivatives       - Growth stocks     - Growth stocks     - Foreign exposure  - Market
                    - Growth stocks     - Large cap         - Hedging           - Large cap           volatility
                    - Hedging             companies         - Large cap           companies         - Non-diversified
                    - Illiquidity       - Market              companies         - Market              status
                    - IPO investing       volatility        - Market              volatility        - Passively
                    - Market            - Securities          volatility        - Medium sized        managed strategy
                      volatility          selection         - Securities          companies         - Securities
                    - Securities                              selection         - Securities          selection
                      selection                                                   selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                    FEDERATED AMERICAN    GOLDMAN SACHS                               GROWTH
                         LENDERS             RESEARCH         GROWTH-INCOME       OPPORTUNITIES
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities:         securities:
  principal           - large-cap         least 80%):         - large-cap         - small-cap
  investments?          stocks            - common stocks       stocks              stocks
                                          - warrants          - mid-cap stocks
                                          - rights
                                          - convertible
                                            securities
                                        - Equity swaps
                                          (up to 15%)
                                        - Fixed income
                                          securities:
                                          - preferred
                                            stocks
------------------------------------------------------------------------------------------------------
 What other types   - Equity            - Small-cap stocks  - Foreign           - Equity
 of investments or    securities:       - Currency            securities          securities:
 strategies may       - mid-cap stocks    transactions        (up to 25%)         - common stocks
 the Portfolio use  - Foreign           - Futures                                 - preferred
 to a significant     securities:       - Foreign                                   stocks
 extent?              - ADRs              securities (up                          - convertible
                                          to 20%):                                  securities
                                          - emerging                              - rights and
                                            markets                                 warrants
                                        - Hybrid                                - Foreign
                                          instruments                             securities
                                          (up to 15%):                            - emerging
                                          - structured                              markets (up to
                                            securities                              25%)
                                          - SPDRs (up to
                                            10%)
                                        - Registered
                                          investment
                                          companies (up to
                                          10% including
                                          ETFs)
                                        - REITs
                                        - Fixed income
                                          securities:
                                          - U.S.
                                            government
                                            securities
                                          - corporate debt
                                            instruments
                                          - junk bonds
                                            (up to 10%)
                                        - Short-term
                                          investments
------------------------------------------------------------------------------------------------------
 What other types   - Short-term        - Options           - Short-term        - Short-term
 of investments       investments       - Currency            investments         investments
 may the Portfolio  - Defensive           transactions      - Defensive         - Defensive
 use as part of       investments       - Forward             investments         investments
 efficient          - Options and         commitments       - Borrowing for     - Special
 portfolio            futures           - When-issued and     temporary or        situations
 management or to   - Borrowing for       delayed delivery    emergency         - IPOs
 enhance return?      temporary or      - Borrowing for       purposes          - Illiquid
                      emergency           temporary or        (up to 33 1/3%)     securities (up
                      purposes            emergency         - Options and         to 15%)
                      (up to 33 1/3%)     purposes (up to     futures           - Derivatives
                    - Securities          33 1/3%)                                - put and call
                      lending           - Short sales                               options (U.S.
                      (up to 33 1/3%)     (up to 25% and                            and Non-U.S.
                                          only "against                             exchanges)
                                          the box")                               - options and
                                        - Securities                                futures
                                          lending                                 - forward
                                          (up to 33 1/3%)                           commitments
                                        - Repurchase                              - swaps
                                          agreements                            - Currency
                                        - Custodial                               transactions
                                          receipts and                          - REITs (up to
                                          trust                                   10%)
                                          certificates
------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                    FEDERATED AMERICAN    GOLDMAN SACHS                               GROWTH
                         LENDERS             RESEARCH         GROWTH-INCOME       OPPORTUNITIES
------------------------------------------------------------------------------------------------------
  What additional   - Derivatives       - Convertible       - Active trading    - Active trading
  risks normally    - Large cap           securities risk   - Derivatives       - Convertible
  affect the          companies         - Credit quality    - Foreign exposure    securities risk
  Portfolio?        - Market            - Currency          - Growth stocks     - Currency
                      volatility          volatility        - Large cap           volatility
                    - Securities        - Derivatives         companies         - Derivatives
                      selection         - Emerging markets  - Market            - Foreign exposure
                                        - Foreign exposure    volatility        - Growth stocks
                                        - Growth stocks     - Medium sized      - Hedging
                                        - Interest rate       companies         - Illiquidity
                                          fluctuation       - Securities        - IPO investing
                                        - Market              selection         - Market
                                          volatility                            volatility
                                        - Real estate                           - Real estate
                                          industry                                industry
                                        - Securities                            - Sector risk
                                          selection                             - Securities
                                        - Short sale risks                        selection
                                        - Small companies                       - Small and medium
                                        - Unseasoned                              sized companies
                                          companies                             - Technology
                                                                                  sector
------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                        MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      MARSICO GROWTH     INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities (at      securities          securities (at    securities:
  principal           least 65%):         (at least 65%):     least 80%):         - common stock
  investments?        - large-cap         - common stocks     - common stocks
                        stocks            - preferred         - preferred
                                            stocks              stocks
                                          - convertible       - mid-cap stocks
                                            securities        - convertible
                                        - Fixed income          securities
                                          securities:       - Fixed income
                                          - corporate         securities:
                                            securities        - corporate
                                          - U.S.                securities
                                            government      - Foreign
                                            securities        securities (up
                                        - Foreign             to 20%):
                                          securities:         - emerging
                                          - depositary          markets
                                            receipts
------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Foreign           - Junk bonds        - Foreign
  of investments      securities          securities          (up to 10%)         securities (up
  or strategies       (up to 25%)         (up to 20%):                            to 20%)
  may the           - Fixed income        - emerging                            - Fixed income
  Portfolio use to    securities:           markets                               securities
  a significant       - U.S.            - Securities                              (up to 20%):
  extent?               government        lending                                 - investment
                        securities        (up to 33 1/3%)                           grade
                      - preferred                                                   securities
                        stocks                                                    - junk bonds
                      - junk bonds
                        (up to 10%)
                      - investment
                        grade
                        securities
                      - zero-coupon,
                        deferred
                        interest and
                        PIK bonds
                    - Equity
                      securities:
                      - convertible
                        securities
                      - warrants
                    - Forward
                      commitment
                      agreements
                    - When-issued and
                      delayed-
                      delivery
                      transactions
------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Warrants and      - Equity            - Short-term
  of investments      investments         rights              securities:         investments
  may the           - Defensive         - When issued and     - warrants and    - Currency
  Portfolio use as    instruments         delayed-              rights            transactions
  part of           - Options and         delivery          - Fixed income      - Defensive
  efficient           futures             transactions        securities:         investments
  portfolio         - Borrowing for     - Futures             - U.S.            - Borrowing for
  management or to    temporary or      - Currency              government        temporary or
  enhance return?     emergency           transactions          securities        emergency
                      purposes          - Forward             - zero-coupon,      purposes
                      (up to 33 1/3%)     commitments           deferred        - Options and
                    - Illiquid          - Registered            interest and      futures
                      securities          investment            PIK bonds       - Warrants
                      (up to 15%)         companies           - variable and    - Hybrid
                    - Currency          - Short-term            floating rate     instruments
                      transactions        investments:          obligations     - IPOs
                    - IPOs                - repurchase      - Short sales       - Convertible
                                            agreements      - When issued and     securities
                                        - Fixed income        delayed-          - Foreign
                                          securities:         delivery            securities
                                          - corporate debt    transactions        - emerging
                                            instruments     - Options and           markets
                                          - U.S.              futures
                                            government      - Currency
                                            securities        transactions
                                          - zero coupon,    - Forward
                                            deferred          commitments
                                            interest and    - Registered
                                            PIK bonds         investment
                                        - Roll                companies
                                          transactions      - Securities
                                        - Variable and        lending
                                          floating rate       (up to 33 1/3%)
                                          obligations
------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                        MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      MARSICO GROWTH     INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Convertible       - Convertible       - Convertible
  risks normally    - Convertible         securities risk     securities risk     securities risk
  affect the          securities risk   - Credit quality    - Credit quality    - Credit quality
  Portfolio?        - Derivatives       - Emerging markets  - Emerging markets  - Currency
                    - Emerging markets  - Foreign exposure  - Foreign exposure    volatility
                    - Foreign exposure  - Growth stocks     - Growth stocks     - Derivatives
                    - Growth stocks     - Interest rate     - Market            - Emerging markets
                    - Illiquidity         fluctuation         volatility        - Foreign exposure
                    - IPO investing     - Large cap         - Medium sized      - Growth stocks
                    - Large cap           companies           companies         - Hedging
                      companies         - Market            - Securities        - IPO investing
                    - Market              volatility          selection         - Market
                      volatility        - Securities        - Short sale risks  volatility
                    - Non-diversified     selection                             - Securities
                      status                                                      selection
                    - Securities                                                - Small sized
                      selection                                                   companies
------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


----------------------------------------------------------------------------------
                                EQUITY PORTFOLIOS
----------------------------------------------------------------------------------
                       REAL ESTATE          TECHNOLOGY       TELECOM UTILITY
----------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity
  Portfolio's       securities:           securities:         securities:
  principal           - mid-cap stocks    - common stocks     - common stocks
  investments?        - small-cap         - technology        - convertible
                        stocks              companies (at       securities
                    - Fixed income          least 80%),     - REITs
                      securities:           which may
                      - preferred           include
                        stocks              certain
                    - REITs                 science
                                            companies
----------------------------------------------------------------------------------
 What other types   - Foreign           - Foreign           - Fixed income
 of investments or    securities          securities:         securities:
 strategies may     - Equity              - emerging          - corporate
 the Portfolio use    securities:           markets             bonds
 to a significant     - convertible                           - investment
 extent?                securities                              grade fixed
                    - Fixed income                              income
                      securities:                               securities
                      - corporate                             - preferred
                        bonds                                   stocks
----------------------------------------------------------------------------------
 What other types   - Short-term        - Equity            - Short-term
 of investments       investments         securities:         investments
 may the Portfolio  - Defensive           - warrants and    - Defensive
 use as part of       investments           rights            investments
 efficient          - U.S. government   - Illiquid          - Options and
 portfolio            securities          securities          futures
 management or to                         (up to 15%)       - Borrowing for
 enhance return?                        - Options and         temporary or
                                          futures             emergency
                                        - IPOs                purposes (up to
                                                              33 1/3%)
                                                            - Securities
                                                              lending
                                                              (up to 33 1/3%)
                                                            - Hybrid
                                                              instruments
----------------------------------------------------------------------------------
 What additional    - Convertible       - Active trading    - Active trading
 risks normally       securities risk   - Derivatives       - Convertible
 affect the         - Foreign exposure  - Emerging markets    securities risk
 Portfolio?         - Interest rate     - Foreign exposure  - Derivatives
                      fluctuations      - Growth stocks     - Market
                    - Market            - Hedging           volatility
                      volatility        - Illiquidity       - Real estate
                    - Real estate       - IPO investing       industry
                      industry          - Market            - Securities
                    - Securities          volatility          selection
                      selection         - Securities        - Utility industry
                    - Small and medium    selection
                      sized companies   - Small and medium
                                          sized companies
                                        - Technology
                                          sector
----------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL       INTERNATIONAL
                     EMERGING MARKETS    GLOBAL EQUITIES       DIVERSIFIED      GROWTH AND INCOME
                                                                 EQUITIES
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities (at      securities (at      securities:
  principal           - small-cap         least 80%):         least 80%)          - large-cap
  investments?          stocks            - large-cap       - Foreign               stocks
                      - mid-cap stocks      stocks            securities            (foreign)
                    - Foreign             - mid-cap stocks                      - Foreign
                      securities:         - small-cap                             securities
                      - emerging            stocks
                      markets           - Foreign
                      (at least 80%)      securities
------------------------------------------------------------------------------------------------------
  What other types  - Hybrid            - Foreign           - Equity            - Equity
  of investments      instruments         securities:         securities:         securities:
  or strategies     - Equity swaps        - emerging          - convertible       - mid-cap stocks
  may the           - Options and           markets             securities          (foreign)
  Portfolio use to    futures                                 - warrants        - Foreign
  a significant                                               - rights            securities:
  extent?                                                   - Futures             - emerging
                                                            - Foreign               markets
                                                              securities:       - Fixed income
                                                              - emerging          securities
                                                                markets           (up to 20%):
                                                                                  - investment
                                                                                    grade
                                                                                    securities
                                                                                  - junk bonds (up
                                                                                    to 20%)
------------------------------------------------------------------------------------------------------
  What other types  - Illiquid          - Short-term        - Short-term        - Equity
  of investments      securities          investments         investments         securities:
  may the             (up to 15%)       - Currency          - Defensive           - small-cap
  Portfolio use as  - Borrowing for       transactions        investments           stocks
  part of             temporary or      - Defensive         - Currency              (foreign)
  efficient           emergency           investments         transactions        - large-cap
  portfolio           purposes          - Borrowing for     - Illiquid              stocks (U.S.)
  management or to    (up to 33 1/3%)     temporary or        securities        - Currency
  enhance return?   - Currency            emergency           (up to 15%)         transactions
                      transactions        purposes (up to   - Options and       - Short-term
                    - Short term          33 1/3%)            futures             investments
                      investments       - Options and         (including        - Hybrid
                    - IPOs                futures             options on          instruments
                    - Fixed income                            indices - up to   - Equity swaps
                      securities:                             15%)              - IPOs
                      - junk bonds (up                      - Forward
                        to 5%)                                commitments
                                                            - Registered
                                                              investment
                                                              companies
                                                            - ETFs
                                                            - Firm commitment
                                                              agreements
                                                            - Securities
                                                              lending
                                                              (up to 33 1/3%)
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Active trading    - Active trading
  risks normally    - Currency          - Currency          - Convertible       - Credit quality
  affect the          volatility          volatility          securities risk   - Currency
  Portfolio?        - Derivatives       - Derivatives       - Currency            volatility
                    - Emerging markets  - Emerging markets    volatility        - Emerging markets
                    - Foreign exposure  - Foreign exposure  - Derivatives       - Foreign exposure
                    - Growth stocks     - Growth stocks     - Emerging markets  - Growth stocks
                    - Illiquidity       - Hedging           - Foreign exposure  - Hedging
                    - IPO investing     - Large cap         - Growth stocks     - IPO investing
                    - Market              companies         - Hedging           - Market
                      volatility        - Market            - Illiquidity         volatility
                    - Securities          volatility        - Market            - Securities
                      selection         - Securities          volatility          selection
                    - Small and medium    selection         - Sector risk       - Small and medium
                      sized companies   - Small and medium  - Securities          size companies
                                          sized companies     selection
------------------------------------------------------------------------------------------------------

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                                       57
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--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the

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       Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country, and is usually a bond issued by a non-European company for sale in Europe.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and

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       instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In

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addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

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                                       61
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REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in

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short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those

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of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as

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a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

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--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Blue Chip Growth Portfolio..................................  0.70%
Cash Management Portfolio...................................  0.49%
Corporate Bond Portfolio....................................  0.55%
Davis Venture Value Portfolio...............................  0.71%
"Dogs" of Wall Street Portfolio.............................  0.60%
Emerging Markets Portfolio..................................  1.20%
Federated American Leaders Portfolio........................  0.69%
Global Bond Portfolio.......................................  0.68%
Global Equities Portfolio...................................  0.79%
Goldman Sachs Research Portfolio............................  0.90%
Growth-Income Portfolio.....................................  0.56%
Growth Opportunities Portfolio..............................  0.75%
High-Yield Bond Portfolio...................................  0.62%
International Diversified Equities Portfolio................  0.94%
International Growth and Income Portfolio...................  0.93%
Marsico Growth Portfolio....................................  0.85%
MFS Massachusetts Investors Trust Portfolio.................  0.70%

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
                         PORTFOLIO                             FEE
                         ---------                            -----
MFS Mid-Cap Growth Portfolio................................  0.75%
MFS Total Return Portfolio..................................  0.65%
Putnam Growth: Voyager Portfolio............................  0.83%
Real Estate Portfolio.......................................  0.77%
SunAmerica Balanced Portfolio...............................  0.63%
Technology Portfolio........................................  1.00%
Telecom Utility Portfolio...................................  0.75%
Worldwide High Income Portfolio.............................  0.80%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, Blue Chip Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

The "Dogs" of Wall Street Portfolio is managed by Steve A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager of AIG SAAMCo joined the firm in April 2004. Prior to joining AIG SAAMCo, Mr. Neimeth was a Portfolio Manager of the Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a Portfolio Manager and Research Analyst at Bear Stearns Asset Management.

The High Yield Bond Portfolio is managed by Greg Braun. Mr. Braun joined AIG SAAMCo in 2002 as a Portfolio Manager. In addition to his position with AIG SAAMCo, Mr. Braun is currently a Managing Director and Portfolio Manager-CDO/Mutual Funds of AIG Global Investment Corp. (AIGGIC). Prior to joining AIGGIC in 2001, Mr. Braun was a Senior Credit Analyst with American General Investment Management, L.P. from 1996 to 2001. Mr. Braun holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

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

Alliance Growth Portfolio
Growth-Income Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined Alliance in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

Davis Venture Value Portfolio
Real Estate Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

Corporate Bond Portfolio
Federated American Leaders Portfolio
Telecom Utility Portfolio

FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA (COLLECTIVELY, FEDERATED) are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio, and Federated Equity Management Company of Pennsylvania

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

became Subadviser for the Telecom Utility Portfolio and the Federated American Leaders Portfolio. Previously, the Subadviser for each of these Portfolios was Federated Investment Counseling. Both the new Subadvisers and the previous Subadviser are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser entities did not change the portfolio managers for the three Portfolios. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2005, Federated and affiliated companies had approximately $213 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Nathan H. Kehm, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Kehm joined Federated in 1997 and is currently a Vice President and Portfolio Manager. Mr. Kehm holds the Chartered Financial Analyst designation. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

The Federated American Leaders Portfolio is managed by Kevin R. McCloskey and William Dierker. Mr. McCloskey joined Federated in 1999 and is currently a Vice President and Portfolio Manager. Mr. McCloskey holds the Chartered Financial Analyst designation. Mr. Dierker joined Federated in September 2004 and is currently a Senior Portfolio Manager and Senior Vice President. Prior to joining Federated, he was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as Vice President, Equity Securities with Nationwide Insurance Enterprise from September 1999 to January 2002, and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker holds the Chartered Financial Analyst designation.

The Telecom Utility Portfolio is managed by John L. Nichol. Mr. Nichol joined Federated in September 2000 and is currently a Vice President and Portfolio Manager.

Goldman Sachs Research Portfolio

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM) is located at 32 Old Slip, New York, NY 10005. GSAM registered as an investment adviser in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs) served as the investment adviser for the Goldman Sachs Research and Global Bond Portfolios. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Portfolios. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations and insurance companies and individual investors. As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Goldman Sachs Research Portfolio is managed by the following team of portfolio managers: Eileen Rominger, Sally Pope Davis, Steven M. Barry, Gregory
H. Ekizian, CFA and David G. Shell, CFA. Ms. Rominger joined GSAM in 1999 and is currently a Managing Director, Chief Investment Officer and Value Portfolio Manager. Ms. Davis joined GSAM in August 2001 and is currently a Vice President and Value Portfolio Manager. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. Mr. Barry joined GSAM in 1999 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager. Mr. Ekizian joined GSAM in January 1997 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager. Mr. Shell joined GSAM in January 1997 and is currently a Managing Director, Chief Investment Officer and Growth Portfolio Manager.

                                                         SunAmerica Series Trust

Global Bond Portfolio

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2005, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

Global Equities Portfolio
SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

Marsico Growth Portfolio

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) is located at 1200 Seventeenth Street, Suite 1600, Denver, CO 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and private accounts. As of December 31, 2005, Marsico managed approximately $62.7 billion in assets.

The Marsico Growth Portfolio is managed by Thomas F. Marsico. Mr. Marsico is the Chief Investment Officer and a Portfolio Manager of Marsico. Mr. Marsico has over 20 years experience as a Securities Analyst and Portfolio Manager.

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                                       70

MFS Massachusetts Investors Trust Portfolio
MFS Mid-Cap Growth Portfolio
MFS Total Return Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Massachusetts Investors Trust Portfolio is managed T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

The MFS Total Return Portfolio is managed by an investment team led by Brooks Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

Growth Opportunities Portfolio
International Diversified Equities Portfolio
Technology Portfolio
Worldwide High Income Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

The Growth Opportunities Portfolio is managed by a team of portfolio managers led by Mathew Hart. Additional team members include Gary M. Lewis, Janet Luby, Dudley Brickhouse and Scott Miller. Mr. Hart, Executive Director and Portfolio Manager of MSIM, Inc., is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Lewis, Managing Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1986 and joined the investment team in 1989. Ms. Luby, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1995 and joined the investment team in 1995. Mr. Brickhouse,

                                                         SunAmerica Series Trust

Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1997 and joined the investment team in 1997. Mr. Miller, Vice President and Portfolio Manager of MSIM, Inc., has worked for the firm since 2001 and joined the investment team in 2001.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Technology Portfolio is managed by David Walker and Mary Jayne Maly. Mr. Walker, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1990 and joined the investment team in 1996. Ms. Maly, Managing Director and Portfolio Manager of MSIM, Inc., is head of the Morgan Stanley Sector Funds Group. She has been associated with MSIM Inc. in an investment management capacity since 1992.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. Members of the High Yield Team include Gordon W. Loery and Joshua Givelber. Mr. Loery is an Executive Director and Portfolio Manager of MSIM Inc. Mr. Loery joined Morgan Stanley & Co. Incorporated (Morgan Stanley), a MSIM Inc. affiliate, in 1990 as a fixed income analyst and has been a Portfolio Manager with MSIM Inc.'s affiliate Miller Anderson & Sherrerd, LLP
(MAS) since 1996. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

Emerging Markets Portfolio
International Growth and Income Portfolio
Putnam Growth: Voyager Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Analyst on Putnam's Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience.

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

The Putnam: Growth Voyager Portfolio is managed by the following portfolio managers: Kelly A. Morgan and Robert E. Ginsberg. Ms. Morgan is a Managing Director and Chief Investment Officer of Putnam's Large-Cap Growth team, and is a portfolio leader for other Putnam funds. Ms. Morgan joined Putnam in

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                                       72

1996 and has 16 years of investment experience. Ms. Morgan is a co-Portfolio Leader. Mr. Ginsberg is a Managing Director and a portfolio leader, as well as a portfolio member, for several Putnam funds. Mr. Ginsberg joined Putnam in 2004 and has 7 years of investment experience. Before joining Putnam, he was a Portfolio Manager and Senior Equity Analyst with Delaware Investments from 1997 to 2004. Mr. Ginsberg holds the Chartered Financial Analyst designation. In addition, he is the other co-Portfolio Leader.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York

                                                         SunAmerica Series Trust

("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                                Corporate Bond Portfolio Class 1
      01/31/02      11.22       0.84         (0.26)          0.58         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.80         (0.02)          0.78         (0.71)            --          (0.71)       11.24
      01/31/04      11.24       0.69          0.71           1.40         (0.72)            --          (0.72)       11.92
      01/31/05      11.92       0.65          0.07           0.72         (0.62)            --          (0.62)       12.02
      01/31/06      12.02       0.62         (0.44)          0.18         (0.55)            --          (0.55)       11.65
                                                 Global Bond Portfolio Class 1
      01/31/02      11.21       0.43          0.02           0.45         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.42          0.25           0.67         (0.18)         (0.15)         (0.33)       10.97
      01/31/04      10.97       0.36          0.05           0.41            --             --             --        11.38
      01/31/05      11.38       0.32          0.18           0.50            --          (0.14)         (0.14)       11.74
      01/31/06      11.74       0.28          0.06           0.34         (0.38)         (0.06)         (0.44)       11.64
                                               High-Yield Bond Portfolio Class 1
      01/31/02       9.08       0.98         (1.94)         (0.96)        (1.11)            --          (1.11)        7.01
      01/31/03       7.01       0.63         (0.98)         (0.35)        (0.99)            --          (0.99)        5.67
      01/31/04       5.67       0.58          1.21           1.79         (0.46)            --          (0.46)        7.00
      01/31/05       7.00       0.61          0.35           0.96         (0.66)            --          (0.66)        7.30
      01/31/06       7.30       0.57          0.16           0.73         (0.77)            --          (0.77)        7.26
                                            Worldwide High Income Portfolio Class 1
      01/31/02       9.74       0.93         (1.85)         (0.92)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.67         (0.72)         (0.05)        (1.06)            --          (1.06)        6.54
      01/31/04       6.54       0.52          1.11           1.63         (0.63)            --          (0.63)        7.54
      01/31/05       7.54       0.56          0.07           0.63         (0.49)            --          (0.49)        7.68
      01/31/06       7.68       0.52          0.10           0.62         (0.63)            --          (0.63)        7.67

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               Cash Management Portfolio Class 1
      01/31/02       3.48%   $600,741     0.52%           3.31%          --%
      01/31/03       1.22     457,994      0.52           1.37           --
      01/31/04       0.72     244,351      0.54           0.69           --
      01/31/05       0.86     227,570      0.56           0.90           --
      01/31/06       3.04     191,254      0.54           2.91           --
                                Corporate Bond Portfolio Class 1
      01/31/02       5.27     258,912      0.67           7.41           83(1)
      01/31/03       7.17     263,378      0.65           7.17           46(1)
      01/31/04      12.67     277,860      0.64           5.89           48(1)
      01/31/05       6.18     279,090      0.63           5.46           33(1)
      01/31/06       1.60     280,564      0.62           5.23           44
                                 Global Bond Portfolio Class 1
      01/31/02       4.03     145,556      0.81           3.84          193
      01/31/03       6.36     132,160      0.80           3.89           66
      01/31/04       3.74     114,854      0.82           3.17          115
      01/31/05       4.38     102,785      0.83           2.79           86
      01/31/06       2.98      97,472      0.83           2.39          164
                               High-Yield Bond Portfolio Class 1
      01/31/02     (10.11)    255,845      0.71          12.18          148(1)
      01/31/03      (3.92)    221,410      0.75          10.09          121(1)
      01/31/04      32.41     311,063      0.73           9.09          125(1)
      01/31/05      14.59     269,008      0.72           8.66           88(1)
      01/31/06      10.65     242,766      0.74(2)        7.75(1)        71
                            Worldwide High Income Portfolio Class 1
      01/31/02      (8.61)     93,599      1.11(2)       10.97(2)       139(1)
      01/31/03       0.45      77,847      1.15           9.55          103(1)
      01/31/04      25.40      92,530      1.15           7.16          149(1)
      01/31/05       8.64      86,357      1.13           7.37           90(1)
      01/31/06       8.49      80,462      0.97           6.69           48

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        Corporate Bond..............................................   83%    45%    46%    32%
        High-Yield Bond.............................................  148    121    125     88
        Worldwide High Income.......................................  139    103    149     90

   (2)  Gross of custody credits of 0.01%, for the periods ending
        January 31, 2002 and January 31, 2006.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02     $17.64      $0.31        $(3.12)        $(2.81)       $(0.33)        $(0.48)        $(0.81)      $14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08
                                               MFS Total Return Portfolio Class 1
      01/31/02      16.29       0.46         (0.52)         (0.06)        (0.32)         (0.52)         (0.84)       15.39
      01/31/03      15.39       0.41         (1.34)         (0.93)        (0.29)         (0.18)         (0.47)       13.99
      01/31/04      13.99       0.36          2.51           2.87         (0.65)            --          (0.65)       16.21
      01/31/05      16.21       0.41          0.97           1.38         (0.03)            --          (0.03)       17.56
      01/31/06      17.56       0.44          0.50           0.94         (0.39)         (0.85)         (1.24)       17.26
                                               Telecom Utility Portfolio Class 1
      01/31/02      12.39       0.70         (2.70)         (2.00)        (0.38)            --          (0.38)       10.01
      01/31/03      10.01       0.41         (2.71)         (2.30)        (0.87)            --          (0.87)        6.84
      01/31/04       6.84       0.36          1.25           1.61         (0.48)            --          (0.48)        7.97
      01/31/05       7.97       0.34          0.75           1.09         (0.41)            --          (0.41)        8.65
      01/31/06       8.65       0.32          0.60           0.92         (0.39)            --          (0.39)        9.18
                                                Growth-Income Portfolio Class 1
      01/31/02      29.05       0.15         (6.00)         (5.85)        (0.19)         (1.26)         (1.45)       21.75
      01/31/03      21.75       0.16         (4.86)         (4.70)        (0.17)            --          (0.17)       16.88
      01/31/04      16.88       0.13          5.43           5.56         (0.19)            --          (0.19)       22.25
      01/31/05      22.25       0.10          1.06           1.16         (0.16)            --          (0.16)       23.25
      01/31/06      23.25       0.14          3.11           3.25         (0.14)            --          (0.14)       26.36
                                          Federated American Leaders Portfolio Class 1
      01/31/02      16.72       0.16         (1.44)         (1.28)        (0.21)         (0.39)         (0.60)       14.84
      01/31/03      14.84       0.19         (3.27)         (3.08)        (0.15)            --          (0.15)       11.61
      01/31/04      11.61       0.21          3.63           3.84         (0.21)            --          (0.21)       15.24
      01/31/05      15.24       0.23          0.82           1.05         (0.23)            --          (0.23)       16.06
      01/31/06      16.06       0.25          1.09           1.34         (0.26)            --          (0.26)       17.14

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**    (000'S)       ASSETS       NET ASSETS    TURNOVER
      ----------  --------------------------------------------------------------
                              SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)%  $  471,194      0.66%          2.00%         322%(2)
      01/31/03     (14.95)      310,531      0.68           1.91          611(2)
      01/31/04      18.51       318,419      0.69           1.45          187(2)
      01/31/05       4.52       275,323      0.72(1)        2.03(1)       192(2)
      01/31/06       4.55(3)    224,250      0.73(1)        2.16(1)       227
                                MFS Total Return Portfolio Class 1
      01/31/02      (0.25)      469,605      0.73           2.93          108(2)
      01/31/03      (5.96)      516,660      0.72(1)        2.81(1)        73(2)
      01/31/04      20.73       630,428      0.74(1)        2.37(1)        56(2)
      01/31/05       8.53       660,464      0.74(1)        2.42(1)        64(2)
      01/31/06       5.74       674,833      0.71(1)        2.48(1)        44
                                Telecom Utility Portfolio Class 1
      01/31/02     (16.46)       84,766      0.85(4)        6.09(4)       102
      01/31/03     (22.90)       52,982      0.95(1)        4.82(1)       123
      01/31/04      24.12        50,898      0.98(1)        4.83(1)        19
      01/31/05      14.11        50,866      0.97(1)        4.10(1)        29
      01/31/06      10.90        43,498      0.91(1)        3.54(1)         6
                                 Growth-Income Portfolio Class 1
      01/31/02     (19.96)    1,450,218      0.58           0.62           56
      01/31/03     (21.61)      877,271      0.59(1)        0.79(1)        45
      01/31/04      33.04       981,864      0.64(1)        0.62(1)        56
      01/31/05       5.25       831,173      0.64(1)        0.43(1)        44
      01/31/06      14.05       715,382      0.61(1)        0.58(1)        36
                           Federated American Leaders Portfolio Class 1
      01/31/02      (7.53)      270,692      0.76           1.05           33
      01/31/03     (20.76)      191,653      0.76(1)        1.41(1)        32
      01/31/04      33.25       224,293      0.84(1)        1.55(1)        31
      01/31/05       6.95(2)    203,016      0.80(1)        1.47(1)        54
      01/31/06       8.50       176,962      0.76(1)        1.46(1)        55

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       SunAmerica Balanced Class 1.................................   --%     --%    0.00%    0.02%
       MFS Total Return Class 1....................................  0.01    0.02    0.02     0.01
       Telecom Utility Class 1.....................................  0.07    0.04    0.01     0.03
       Growth-Income Class 1.......................................  0.01    0.04    0.03     0.01
       Federated American Leaders Class 1..........................  0.01    0.07    0.04     0.05

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced.........................................  322%   611%   186%   192%
        MFS Total Return............................................  105     68     49     60

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
   (4)  Gross of custody credits of 0.01%

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12        $(4.78)        $(4.66)       $(0.13)        $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)        (0.12)            --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68         (0.17)            --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44         (0.22)            --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53         (0.28)            --          (0.28)       29.19
                                            "Dogs" of Wall Street Portfolio Class 1
      01/31/02       9.02       0.20          0.36           0.56         (0.20)            --          (0.20)        9.38
      01/31/03       9.38       0.22         (1.44)         (1.22)        (0.17)            --          (0.17)        7.99
      01/31/04       7.99       0.24          2.07           2.31         (0.24)            --          (0.24)       10.06
      01/31/05      10.06       0.21          0.35           0.56         (0.25)            --          (0.25)       10.37
      01/31/06      10.37       0.24          0.04           0.28         (0.26)         (0.02)         (0.28)       10.37
                                               Alliance Growth Portfolio Class 1
      01/31/02      28.20       0.04         (6.61)         (6.57)           --          (2.22)         (2.22)       19.41
      01/31/03      19.41       0.03         (5.87)         (5.84)        (0.04)            --          (0.04)       13.53
      01/31/04      13.53       0.05          4.30           4.35         (0.04)            --          (0.04)       17.84
      01/31/05      17.84       0.06          0.24           0.30         (0.06)            --          (0.06)       18.08
      01/31/06      18.08       0.02          5.07           5.09         (0.08)            --          (0.08)       23.09
                                            Goldman Sachs Research Portfolio Class 1
      01/31/02       9.92      (0.04)        (3.09)         (3.13)           --             --             --         6.79
      01/31/03       6.79      (0.01)        (1.66)         (1.67)           --             --             --         5.12
      01/31/04       5.12       0.00          1.52           1.52            --             --             --         6.64
      01/31/05       6.64       0.03          0.65           0.68            --             --             --         7.32
      01/31/06       7.32       0.02          0.65           0.67         (0.04)            --          (0.04)        7.95
                                      MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02      13.77       0.08         (2.45)         (2.37)        (0.07)         (0.54)         (0.61)       10.79
      01/31/03      10.79       0.07         (2.43)         (2.36)        (0.08)            --          (0.08)        8.35
      01/31/04       8.35       0.08          2.23           2.31         (0.08)            --          (0.08)       10.58
      01/31/05      10.58       0.08          0.88           0.96         (0.09)            --          (0.09)       11.45
      01/31/06      11.45       0.08          1.32           1.40         (0.10)            --          (0.10)       12.75
                                            Putnam Growth: Voyager Portfolio Class 1
      01/31/02      20.85       0.02         (5.39)         (5.37)           --          (0.59)         (0.59)       14.89
      01/31/03      14.89       0.03         (3.87)         (3.84)        (0.02)            --          (0.02)       11.03
      01/31/04      11.03       0.01          3.24           3.25         (0.03)            --          (0.03)       14.25
      01/31/05      14.25       0.07         (0.18)         (0.11)        (0.02)            --          (0.02)       14.12
      01/31/06      14.12       0.00          1.60           1.60         (0.09)            --          (0.09)       15.63

      ----------  ----------------------------------------------------------------------
                                NET        RATIO OF         RATIO OF NET
                               ASSETS     EXPENSES TO        INVESTMENT
                               END OF       AVERAGE          INCOME TO
        PERIOD     TOTAL       PERIOD         NET           AVERAGE NET        PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS             ASSETS          TURNOVER
      ----------  ----------------------------------------------------------------------
                                  Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050      0.76%              0.49%              30%
      01/31/03     (15.79)    1,612,985      0.75               0.81               17
      01/31/04      38.95     2,004,101      0.77               1.03               13
      01/31/05      10.35     1,913,355      0.79(1)            1.03(1)             9
      01/31/06      13.71     1,819,150      0.76(1)            1.04(1)            14
                                 "Dogs" of Wall Street Portfolio Class 1
      01/31/02       6.34       112,588      0.71               2.22               35
      01/31/03     (13.07)       99,103      0.69               2.42               67
      01/31/04      29.27       105,109      0.71               2.67               56
      01/31/05       5.67        92,258      0.71               2.05               30
      01/31/06       2.91        68,668      0.70(1)            2.26(1)            26
                                    Alliance Growth Portfolio Class 1
      01/31/02     (23.05)    1,928,115      0.65               0.17               86
      01/31/03     (30.08)    1,007,655      0.65(1)            0.19(1)            51
      01/31/04      32.17     1,105,466      0.68(1)            0.27(1)            63
      01/31/05       1.68       873,722      0.70(1)            0.31(1)            82
      01/31/06      28.23       878,869      0.66(1)            0.10(1)            66
                                 Goldman Sachs Research Portfolio Class 1
      01/31/02     (31.55)       28,382      1.35(2)           (0.49)(2)          144
      01/31/03     (24.59)       23,828      1.35(2)           (0.21)(2)          198
      01/31/04      29.69        24,076      1.35(2)           (0.03)(2)           52
      01/31/05      10.24        21,290      1.35(1)(2)         0.39(1)(2)         50
      01/31/06       9.15        18,639      1.32(1)(2)         0.31(1)(2)         58
                           MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     (17.15)      323,404      0.78               0.66               82
      01/31/03     (21.88)      210,436      0.78(1)            0.73(1)            65
      01/31/04      27.73       237,182      0.82(1)            0.81(1)            93
      01/31/05       9.14       211,786      0.80(1)            0.74(1)            78
      01/31/06      12.28       191,335      0.78(1)            0.65(1)            45
                                 Putnam Growth: Voyager Portfolio Class 1
      01/31/02     (25.71)      486,747      0.82               0.11               94
      01/31/03     (25.77)      271,199      0.86(1)            0.19(1)           120
      01/31/04      29.51       288,148      0.93(1)            0.08(1)            56
      01/31/05      (0.78)      232,556      0.93(1)            0.48(1)            71
      01/31/06      11.40       201,063      0.92(1)(2)        (0.04)(1)(2)       116

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       Davis Venture Value Class 1.............................   --%     --%    0.00%   0.01%
       "Dogs" of Wall Street Class 1...........................   --      --      --     0.00
       Alliance Growth Class 1.................................  0.00    0.02    0.03    0.02
       Goldman Sachs Research Class 1..........................   --      --     0.01    0.01
       MFS Massachusetts Investors Trust Class 1...............  0.02    0.05    0.02    0.01
       Putnam Growth: Voyager Class 1..........................  0.01    0.04    0.02    0.04

   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                          ---------------------------------------       -----------------------------------------
                                          1/02    1/03     1/04    1/05     1/06        1/02     1/03     1/04     1/05     1/06
                                          ---------------------------------------       -----------------------------------------
       Goldman Sachs Research Class 1...  1.49%    1.44%   1.53%    1.52%   1.20%       (0.63)%  (0.30)%  (0.21)%   0.22%    0.43%
       Putnam Growth: Voyager Class 1...   --        --     --        --    0.95           --       --       --       --    (0.01)

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS     DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM   DECLARED     FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET        FROM NET     REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT     RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME        CAPITAL    INVESTMENTS   DISTRIBUTIONS
      -----------------------------------------------------------------------------------------------------------------------
                                                Blue Chip Growth Portfolio Class 1
      01/31/02     $ 8.79     $ 0.03        $(2.20)        $(2.17)       $   --        $   --       $   --         $   --
      01/31/03       6.62       0.01         (1.85)         (1.84)        (0.02)           --           --          (0.02)
      01/31/04       4.76       0.01          1.42           1.43         (0.01)           --           --          (0.01)
      01/31/05       6.18       0.03          0.01           0.04         (0.01)           --           --          (0.01)
      01/31/06       6.21       0.01          0.48           0.49         (0.04)           --           --          (0.04)
                                                   Real Estate Portfolio Class 1
      01/31/02      10.40       0.56          0.16           0.72         (0.32)           --           --          (0.32)
      01/31/03      10.80       0.55         (0.18)          0.37         (0.28)           --           --          (0.28)
      01/31/04      10.89       0.50          4.58           5.08         (0.35)           --           --          (0.35)
      01/31/05      15.62       0.41          2.63           3.04         (0.47)           --           --          (0.47)
      01/31/06      18.19       0.34          5.00           5.34         (0.42)           --        (1.55)         (1.97)
                                               MFS Mid-Cap Growth Portfolio Class 1
      01/31/02      18.99      (0.03)        (6.58)         (6.61)           --            --        (2.38)         (2.38)
      01/31/03      10.00      (0.03)        (4.16)         (4.19)           --            --           --             --
      01/31/04       5.81      (0.03)         2.56           2.53            --            --           --             --
      01/31/05       8.34      (0.04)         0.45           0.41            --            --           --             --
      01/31/06       8.75      (0.03)         1.11           1.08            --            --           --             --
                                                Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)        (0.05)           --        (3.09)         (3.14)
      01/31/03       8.84      (0.02)        (2.13)         (2.15)        (0.02)        (0.00)          --          (0.02)
      01/31/04       6.67      (0.03)         2.22           2.19            --            --           --             --
      01/31/05       8.86      (0.02)         1.26           1.24            --            --           --             --
      01/31/06      10.10       0.01          1.50           1.51            --            --           --             --
                                              Growth Opportunities Portfolio Class 1
      01/31/02       8.93      (0.02)        (3.06)         (3.08)           --            --           --             --
      01/31/03       5.85      (0.03)        (2.32)         (2.35)           --            --           --             --
      01/31/04       3.50      (0.02)         1.47           1.45            --            --           --             --
      01/31/05       4.95      (0.02)         0.06           0.04            --            --           --             --
      01/31/06       4.99      (0.02)         1.07           1.05            --            --           --             --

      ----------  -------------------------------------------------------------------------
                   NET                  NET       RATIO OF       RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO      INVESTMENT
                  VALUE                END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD    END OF    TOTAL      PERIOD        NET         AVERAGE NET      PORTFOLIO
        ENDED     PERIOD   RETURN**    (000S)      ASSETS           ASSETS        TURNOVER
      ----------  -------------------------------------------------------------------------
                                     Blue Chip Growth Portfolio Class 1
      01/31/02    $ 6.62    (24.64)%  $ 29,342      0.85%(1)         0.36%(1)        125%
      01/31/03      4.76    (27.85)     20,303      0.85(1)          0.20(1)         103
      01/31/04      6.18     30.04      33,277      0.85(1)          0.19(1)         124
      01/31/05      6.21      0.65      29,798      0.85(1)(2)       0.55(1)(2)      158
      01/31/06      6.66      7.89      29,581      0.85(1)(2)       0.18(1)(2)      109
                                        Real Estate Portfolio Class 1
      01/31/02     10.80      7.12      85,794      0.92             5.32             62
      01/31/03     10.89      3.41      95,829      0.89             4.89             52
      01/31/04     15.62     47.02     139,355      0.88             3.76             18
      01/31/05     18.19     19.58     154,304      0.86(2)          2.38(2)          33
      01/31/06     21.56     31.37     165,987      0.85(2)          1.69(2)          23
                                    MFS Mid-Cap Growth Portfolio Class 1
      01/31/02     10.00    (34.93)    280,024      0.82(1)         (0.25)(1)         96
      01/31/03      5.81    (41.90)    123,948      0.84(2)         (0.48)(2)        164
      01/31/04      8.34     43.55     199,807      0.87(2)         (0.47)(2)         92
      01/31/05      8.75      4.92     164,512      0.84(2)         (0.57)(2)         79
      01/31/06      9.83     12.34     144,202      0.82(2)         (0.33)(2)         83
                                     Aggressive Growth Portfolio Class 1
      01/31/02      8.84    (31.71)    293,084      0.75             0.21            229
      01/31/03      6.67    (24.28)    156,449      0.77            (0.24)           150
      01/31/04      8.86     32.83     198,390      0.79            (0.39)           103
      01/31/05     10.10     14.00     189,042      0.80(2)         (0.26)(2)         89
      01/31/06     11.61     14.95     174,880      0.79(2)          0.05(2)         121
                                   Growth Opportunities Portfolio Class 1
      01/31/02      5.85    (34.48)     33,797      1.00(1)         (0.26)(1)        339
      01/31/03      3.50    (40.17)     12,307      1.00(1)         (0.62)(1)        243
      01/31/04      4.95     41.43      31,640      1.00(1)         (0.45)(1)        178
      01/31/05      4.99      0.81(3)   19,474      1.00(1)(2)      (0.44)(1)(2)     171
      01/31/06      6.04     21.04      18,641      1.00(1)(2)      (0.49)(1)(2)     228

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES
                                            ---------------------------------------------
                                            1/02      1/03      1/04      1/05      1/06
                                            ---------------------------------------------
       Blue Chip Growth Class 1...........  1.16%     0.94%     0.94%     0.92%     0.94%(2)
       MFS Mid Cap Growth Class 1.........  0.82       --        --        --         --
       Growth Opportunities Class 1.......  1.19      1.07      1.05      1.05      1.02(2)

                                                NET INVESTMENT INCOME (LOSS)
                                     --------------------------------------------------
                                     1/02        1/03       1/04       1/05       1/06
                                     --------------------------------------------------
       Blue Chip Growth Class 1....   0.05%       0.11%      0.10%      0.49%      0.27%(2)
       MFS Mid Cap Growth Class 1..  (0.25)         --         --         --         --
       Growth Opportunities Class 1  (0.44)      (0.69)     (0.50)     (0.49)     (0.51)(2)

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 1/03    1/04    1/05    1/06
                                                                 ----    ----    ----    ----
       Blue Chip Growth Class 1................................   --%     --%    0.00%   0.05%
       Real Estate Class 1.....................................   --      --     0.00    0.00
       MFS Mid-Cap Growth Class 1..............................  0.02    0.05    0.02    0.03
       Aggressive Growth Class 1...............................   --      --     0.00    0.05
       Growth Opportunities Class 1............................   --      --     0.00    0.03

   (3) The Portfolios performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS     DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM   DECLARED     FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET        FROM NET     REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT     RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME        CAPITAL    INVESTMENTS   DISTRIBUTIONS
      -----------------------------------------------------------------------------------------------------------------------
                                                 Marsico Growth Portfolio Class 1
      01/31/02     $10.54     $ 0.01        $(1.74)        $(1.73)       $   --        $   --       $(0.02)        $(0.02)
      01/31/03       8.79      (0.01)        (1.27)         (1.28)           --            --           --             --
      01/31/04       7.51      (0.02)         2.47           2.45            --            --           --             --
      01/31/05       9.96      (0.01)         0.70           0.69            --            --           --             --
      01/31/06      10.65       0.00          2.02           2.02            --            --           --             --
                                                   Technology Portfolio Class 1
      01/31/02       7.16      (0.05)        (3.69)         (3.74)           --            --           --             --
      01/31/03       3.42      (0.03)        (1.60)         (1.63)           --            --           --             --
      01/31/04       1.79      (0.03)         1.07           1.04            --            --           --             --
      01/31/05       2.83      (0.02)        (0.35)         (0.37)           --            --           --             --
      01/31/06       2.46      (0.02)         0.36           0.34            --            --           --             --
                                         International Growth and Income Portfolio Class 1
      01/31/02      12.51       0.09         (3.05)         (2.96)        (0.03)           --        (0.45)         (0.48)
      01/31/03       9.07       0.09         (1.96)         (1.87)        (0.05)           --           --          (0.05)
      01/31/04       7.15       0.12          3.06           3.18         (0.12)           --           --          (0.12)
      01/31/05      10.21       0.09          1.57           1.66         (0.14)           --           --          (0.14)
      01/31/06      11.73       0.21          2.50           2.71         (0.11)           --           --          (0.11)
                                                 Global Equities Portfolio Class 1
      01/31/02      17.53       0.02         (4.90)         (4.88)        (0.01)           --        (2.15)         (2.16)
      01/31/03      10.49       0.02         (2.64)         (2.62)           --            --           --             --
      01/31/04       7.87       0.02          2.68           2.70         (0.02)           --           --          (0.02)
      01/31/05      10.55       0.03          0.64           0.67         (0.03)           --           --          (0.03)
      01/31/06      11.19       0.08          2.90           2.98         (0.03)           --           --          (0.03)
                                       International Diversified Equities Portfolio Class 1
      01/31/02      10.76       0.07         (2.94)         (2.87)           --            --        (0.65)         (0.65)
      01/31/03       7.24       0.07         (2.13)            --            --            --           --             --
      01/31/04       5.18       0.07          1.96           2.03         (0.28)           --           --          (0.28)
      01/31/05       6.93       0.06          0.83           0.89         (0.15)           --           --          (0.15)
      01/31/06       7.67       0.12          1.71           1.83         (0.13)           --           --          (0.13)
                                                Emerging Markets Portfolio Class 1
      01/31/02       7.81       0.03         (0.95)         (0.92)        (0.02)           --        (0.08)         (0.10)
      01/31/03       6.79       0.02         (0.74)         (0.72)        (0.02)        (0.00)          --          (0.02)
      01/31/04       6.05       0.10          3.59           3.69            --            --           --             --
      01/31/05       9.74       0.09          1.83           1.92         (0.11)           --           --          (0.11)
      01/31/06      11.55       0.22          5.99           6.21         (0.05)           --           --          (0.05)

      ----------  -----------------------------------------------------------------------------
                   NET                  NET       RATIO OF         RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO        INVESTMENT
                  VALUE                END OF      AVERAGE       INCOME (LOSS) TO
        PERIOD    END OF    TOTAL      PERIOD        NET           AVERAGE NET        PORTFOLIO
        ENDED     PERIOD   RETURN**    (000S)      ASSETS             ASSETS          TURNOVER
      ----------  -----------------------------------------------------------------------------
                                        Marsico Growth Portfolio Class 1
      01/31/02    $ 8.79    (16.35)%  $ 14,810       1.00%(1)(2)       0.12%(1)(2)       128%
      01/31/03      7.51    (14.55)     43,872       1.00(2)          (0.15)(2)          124
      01/31/04      9.96     32.62      81,784       1.00(2)          (0.22)(2)           86
      01/31/05     10.65      6.93      69,151       0.97(2)(3)       (0.10)(2)(3)       101
      01/31/06     12.67     18.97      77,099       0.94(3)           0.01(3)            71
                                          Technology Portfolio Class 1
      01/31/02      3.42    (52.23)     40,156       1.45             (1.23)             109
      01/31/03      1.79    (47.66)     23,828       1.50(3)          (1.36)(3)          135
      01/31/04      2.83     58.10      59,813       1.49(3)          (1.32)(3)          123
      01/31/05      2.46    (13.07)     27,342       1.50(3)          (0.76)(3)           85
      01/31/06      2.80     13.82      25,260       1.19(3)          (0.83)(3)           95
                                International Growth and Income Portfolio Class 1
      01/31/02      9.07    (23.67)    289,084       1.20              0.84              148
      01/31/03      7.15    (20.66)    177,883       1.22              1.08              264
      01/31/04     10.21     44.71     232,740       1.25(3)           1.41(3)           108
      01/31/05     11.73     16.37     262,167       1.24(3)           0.79(3)            67
      01/31/06     14.33     23.25     283,464       1.10(3)           1.68(3)            79
                                        Global Equities Portfolio Class 1
      01/31/02     10.49    (27.72)    409,626       0.87              0.14               75
      01/31/03      7.87    (24.98)    221,301       0.93(3)           0.19(3)            71
      01/31/04     10.55     34.39     248,468       0.95(3)           0.23(3)            83
      01/31/05     11.19      6.41     206,639       0.98(3)           0.29(3)            67
      01/31/06     14.14     26.72     217,409       0.91(3)           0.62(3)           161
                              International Diversified Equities Portfolio Class 1
      01/31/02      7.24    (27.07)    309,703       1.23              0.84               29
      01/31/03      5.18    (28.45)    156,911       1.22              0.97               48
      01/31/04      6.93     39.76     196,843       1.23              1.13               49
      01/31/05      7.67     13.10     183,649       1.25(3)           0.86(3)            25
      01/31/06      9.37     24.08     190,263       1.11              1.42               19
                                       Emerging Markets Portfolio Class 1
      01/31/02      6.79    (11.49)     82,624       1.53              0.51              113
      01/31/03      6.05    (10.63)     63,377       1.53              0.43              118
      01/31/04      9.74     60.99     104,999       1.66(3)           1.27(3)           112
      01/31/05     11.55     19.92     110,010       1.60(3)           0.89(3)            76
      01/31/06     17.71     53.84     177,187       1.51(3)           1.58(3)           147

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) The ratios reflect an expense cap of 1.00%, which is net of custody credits (0.01%).
   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                               EXPENSES                        NET INVESTMENT INCOME (LOSS)
                                                  ----------------------------------      ---------------------------------------
                                                  1/02      1/03      1/04      1/05      1/02        1/03       1/04       1/05
                                                  ----------------------------------      ---------------------------------------
       Marsico Growth Class 1...................  1.86%(3)  1.04%     0.97%     0.95%     (0.73)%(3)  (0.19)%    (0.19)%    (0.08)%

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       Marsico Growth Class 1..................................   --%     --%    0.01%   0.02%
       Technology Class 1......................................  0.02    0.08    0.13    0.05
       International Growth and Income Class 1.................   --     0.05    0.02    0.03
       Global Equities Class 1.................................  0.00    0.03    0.03    0.02
       International Diversified Equities Class 1..............   --      --     0.00     --
       Emerging Markets Class 1................................   --     0.11    0.03    0.10

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's Prospectus and Semi-Annual and Annual Reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                                (CLASS 1 SHARES)

                  --    AGGRESSIVE GROWTH PORTFOLIO
                  --    ALLIANCE GROWTH PORTFOLIO
                  --    CASH MANAGEMENT PORTFOLIO
                  --    CORPORATE BOND PORTFOLIO
                  --    DAVIS VENTURE VALUE PORTFOLIO
                  --    EMERGING MARKETS PORTFOLIO
                  --    EQUITY INDEX PORTFOLIO
                  --    FEDERATED AMERICAN LEADERS PORTFOLIO
                  --    INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                  --    SUNAMERICA BALANCED PORTFOLIO
                  --    WORLDWIDE HIGH INCOME PORTFOLIO

                                (CLASS 3 SHARES)

                  --    FOREIGN VALUE PORTFOLIO
                  --    HIGH-YIELD BOND PORTFOLIO
                  --    INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                  --    MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
                  --    MFS MID-CAP GROWTH PORTFOLIO
                  --    MFS TOTAL RETURN PORTFOLIO
                  --    SMALL & MID CAP VALUE PORTFOLIO
                  --    SMALL COMPANY VALUE PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3
  Q&A.......................................................      3
EXPENSE SUMMARY.............................................     29
ACCOUNT INFORMATION.........................................     32
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     35
  Investment Strategies.....................................     35
GLOSSARY....................................................     41
  Investment Terminology....................................     41
  Risk Terminology..........................................     45
MANAGEMENT..................................................     48
  Information About the Investment Adviser and Manager......     48
     AIG SunAmerica Asset Management Corp...................     49
       Aggressive Growth Portfolio..........................     49
       High Yield Bond Portfolio............................     49
  Information About the Subadvisers.........................     49
     AllianceBernstein L.P. ................................     49
       Alliance Growth Portfolio............................     49
       Small & Mid Cap Value Portfolio......................     49
     Columbia Management Advisers, LLC......................     50
       Cash Management Portfolio............................     50
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....     50
       Davis Venture Value Portfolio........................     50
     FAF Advisors, Inc......................................     50
       Equity Index Portfolio...............................     50
     Federated Investment Management Company................     50
       Corporate Bond Portfolio.............................     50
       Federated American Leaders Portfolio.................     51
     Franklin Advisory Services, LLC........................     51
       Small Company Value Portfolio........................     51
     J.P. Morgan Investment Management Inc..................     51
       SunAmerica Balanced Portfolio........................     51
     Massachusetts Financial Services Company...............     51
       MFS Massachusetts Investors Trust Portfolio..........     52
       MFS Mid-Cap Growth Portfolio.........................     52
       MFS Total Return Portfolio...........................     52
     Morgan Stanley Investment Management Inc...............     52
       International Diversified Equities Portfolio.........     52
       Worldwide High Income Portfolio......................     52
     Putnam Investment Management, LLC......................     53
       Emerging Markets Portfolio...........................     53
       International Growth and Income Portfolio............     53
     Templeton Investment Counsel, LLC......................     53
       Foreign Value Portfolio..............................     53
     Information about the Distributor......................     53
     Payments in Connection with Distribution...............     54
     Custodian, Transfer and Dividend Paying Agent..........     54
     Legal Proceedings......................................     54
FINANCIAL HIGHLIGHTS........................................     55
FOR MORE INFORMATION........................................     59

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series, nineteen of which are described in this Prospectus ("Portfolios"), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 35, and the glossary that follows on page 41.


                             Q&A
FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Corporate Bond           high total return with     invests, under normal circumstances,
  Portfolio                only moderate price risk   at least 80% of net assets in fixed
                                                      income securities, but invests
                                                      primarily in investment grade fixed
                                                      income securities; may invest up to
                                                      35% in fixed income securities rated
                                                      below investment grade
-----------------------------------------------------------------------------------------------
  High-Yield Bond          high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in
                           appreciation               intermediate and long-term corporate
                                                      obligations, emphasizing high-yield,
                                                      high-risk fixed income securities
                                                      (junk bonds) with a primary focus on
                                                      "B" rated high-yield bonds
-----------------------------------------------------------------------------------------------
  Worldwide High Income    high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in high
                           appreciation               income securities of issuers located
                                                      throughout the world
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



-----------------------------------------------------------------------------------------------
                            BALANCED OR ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  MFS Total Return         reasonable current         invests primarily in common stocks
  Portfolio                income, long-term          and fixed income securities, with an
                           capital growth and         emphasis on income-producing
                           conservation of capital    securities that appear to have some
                                                      potential for capital enhancement
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  Equity Index Portfolio   investment results that    invests, under normal circumstances,
                           correspond with the        at least 80% of net assets in common
                           performance of the         stocks included in the S&P 500(R)
                           Standard & Poor's 500(R)
                           Composite Stock Price
                           Index (S&P 500(R))
-----------------------------------------------------------------------------------------------
  Federated American       growth of capital and      invests primarily in the securities
  Leaders Portfolio        income                     of high quality companies
-----------------------------------------------------------------------------------------------
  MFS Massachusetts        reasonable current         invests primarily in equity
  Investors Trust          income and long-term       securities
  Portfolio                growth of capital and
                           income
-----------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-----------------------------------------------------------------------------------------------

SunAmerica Series Trust

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.



-------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Small & Mid Cap Value    long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in equity
                                                      securities of companies with small and
                                                      medium market capitalizations that the
                                                      Subadviser determines to be undervalued
-------------------------------------------------------------------------------------------------
  Small Company Value      long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in a broadly
                                                      diversified portfolio of equity
                                                      securities of small companies generally
                                                      with market capitalizations ranging
                                                      from approximately $39 million to $2.9
                                                      billion
-------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                   INTERNATIONAL PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Emerging Markets         long-term capital          invests, under normal circumstances,
  Portfolio                appreciation               at least 80% of net assets in common
                                                      stocks and other equity securities of
                                                      companies that its Subadviser
                                                      believes have above-average growth
                                                      prospects primarily in emerging
                                                      markets outside the U.S.
-----------------------------------------------------------------------------------------------
  Foreign Value            long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      and debt securities of companies and
                                                      governments outside the U.S.,
                                                      including emerging markets
-----------------------------------------------------------------------------------------------
  International            long-term capital          invests primarily (in accordance with
  Diversified Equities     appreciation               country and sector weightings
  Portfolio                                           determined by its Subadviser) in
                                                      securities of foreign issuers that,
                                                      in the aggregate, replicate broad
                                                      country and sector indices; under
                                                      normal circumstances, at least 80% of
                                                      net assets of the Portfolio will be
                                                      invested in equity securities
-----------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by
                                                      the market and offers a potential for
                                                      income
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 37 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, DAVIS VENTURE VALUE, EMERGING MARKETS, EQUITY INDEX, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, SMALL & MID CAP VALUE and SMALL COMPANY VALUE PORTFOLIOS invest primarily in equity securities. In addition, the MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH, EMERGING MARKETS, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MFS MASSACHUSETTS INVESTORS TRUST and MFS MID-CAP GROWTH PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, MFS TOTAL RETURN, SMALL & MID CAP VALUE and SMALL COMPANY VALUE PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND PORTFOLIO invests predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, INTERNATIONAL GROWTH AND INCOME, MFS MID-CAP GROWTH, MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SunAmerica Series Trust

    These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the EMERGING MARKETS, FOREIGN VALUE, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME and WORLDWIDE HIGH INCOME PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS, FOREIGN VALUE, INTERNATIONAL DIVERSIFIED EQUITIES and WORLDWIDE HIGH INCOME PORTFOLIOS invest significantly in emerging market countries. In addition, the INTERNATIONAL GROWTH AND INCOME, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH and MFS TOTAL RETURN PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH, EMERGING MARKETS, INTERNATIONAL GROWTH AND INCOME, SMALL & MID CAP VALUE and SMALL COMPANY VALUE PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The EQUITY INDEX PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in "Non-Diversified" Portfolio

    The WORLDWIDE HIGH INCOME PORTFOLIO is organized as a "non-diversified" Portfolio. The Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH, FOREIGN VALUE and SMALL & MID CAP VALUE PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Class 1 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       AGGRESSIVE GROWTH PORTFOLIO CLASS 1*
                                                       ------------------------------------
1997                                                                  12.35%
1998                                                                  17.43%
1999                                                                  84.66%
2000                                                                 -15.25%
2001                                                                 -31.70%
2002                                                                 -24.71%
2003                                                                  28.57%
2004                                                                  16.72%
2005                                                                   8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%            6.48%
-----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%            8.51%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for: Class 1 is June 3, 1996

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         ALLIANCE GROWTH PORTFOLIO CLASS 1*
                                                         ----------------------------------
1996                                                                   29.11%
1997                                                                   31.43%
1998                                                                   52.23%
1999                                                                   33.07%
2000                                                                  -19.47%
2001                                                                  -14.00%
2002                                                                  -31.26%
2003                                                                   25.76%
2004                                                                    7.94%
2005                                                                   16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                             16.63%      -1.32%      9.99%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%      6.73%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         CASH MANAGEMENT PORTFOLIO CLASS 1*
                                                         ----------------------------------
1996                                                                   4.91%
1997                                                                   5.22%
1998                                                                   5.05%
1999                                                                   4.87%
2000                                                                   6.06%
2001                                                                   3.67%
2002                                                                   1.40%
2003                                                                   0.63%
2004                                                                   0.86%
2005                                                                   2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              2.76%      1.86%       3.53%
------------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CORPORATE BOND PORTFOLIO CLASS 1*
                                                          ---------------------------------
1996                                                                    4.49%
1997                                                                   10.90%
1998                                                                    6.05%
1999                                                                   -1.85%
2000                                                                    5.03%
2001                                                                    7.59%
2002                                                                    7.46%
2003                                                                   11.94%
2004                                                                    6.82%
2005                                                                    1.85%

During the period shown in the bar chart, the highest return for a quarter was 5.39% (quarter ended 06/30/03) and the lowest return for a quarter was -1.90% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 0.09%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                          YEAR       YEARS       YEARS
--------------------------------------------------------------------------
 Corporate Bond Portfolio   Class 1         1.85%      7.08%       5.96%
--------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index(1)       1.96%      7.11%       6.46%
--------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(2)                                 2.74%      8.39%       6.56%
--------------------------------------------------------------------------
 Blended Index(3)                           2.17%      7.50%       6.53%
--------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

(3) The Blended Index consists of 75% of Lehman Brothers U.S. Credit Index and 25% of Merrill Lynch High Yield Master II Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      DAVIS VENTURE VALUE PORTFOLIO CLASS 1*
                                                      --------------------------------------
1996                                                                  24.76%
1997                                                                  34.32%
1998                                                                  13.73%
1999                                                                  16.11%
2000                                                                   9.47%
2001                                                                 -11.32%
2002                                                                 -16.77%
2003                                                                  33.16%
2004                                                                  13.50%
2005                                                                  10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Davis Venture Value
  Portfolio Class 1                                            10.60%      4.29%      11.57%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%      0.54%       9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        EMERGING MARKETS PORTFOLIO CLASS 1*
                                                        -----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%
2003                                                                   52.61%
2004                                                                   24.52%
2005                                                                   37.23%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 12.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1
2005)                                                                       YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                                        37.23%      18.93%           6.36%
-------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(SM)(2)                                   34.54%      19.44%           6.06%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for: Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                             EQUITY INDEX PORTFOLIO CLASS 1*
                                                             -------------------------------
1999                                                                      17.14%
2000                                                                      -9.46%
2001                                                                     -12.26%
2002                                                                     -22.42%
2003                                                                      27.80%
2004                                                                      10.33%
2005                                                                       4.33%

During the period shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended 06/30/03) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.16%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                     YEAR          YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                              4.33%       0.03%          1.91%
------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                         4.91%       0.54%          2.84%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                              FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1*
                                              ---------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%
2003                                                              27.57%
2004                                                               9.91%
2005                                                               4.65%

During the period shown in the bar chart, the highest return for a quarter was 16.96% (quarter ended 06/30/03) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                                              YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio(2) Class 1                4.65%      2.83%            8.05%
-------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(3)                                            4.91%      0.54%            8.43%
-------------------------------------------------------------------------------------------------------
 S&P 500(R)/Barra Value Index(4)                                6.33%      2.53%            8.87%
-------------------------------------------------------------------------------------------------------
 S&P 500(R)/Citigroup Value Index(5)                            8.71%      4.54%            8.97%

-------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for: Class 1 is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

(4) Effective as of close of business December 16, 2005, Standard & Poor's substituted Citigroup performance data in place of BARRA performance data. The index was replaced, because BARRA was no longer offering the performance data for the index. The S&P(R)/BARRA Value Index was designed to differentiate between fast growing companies and slower growing or under valued companies. Standard & Poor's and Barra cooperated to employ a price-to-book calculation, whereby the market capitalization of an index (S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R)) is divided equally

                                                         SunAmerica Series Trust
      between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year.

(5) Effective as of close of business December 16, 2005, the Portfolio selected the S&P 500(R)/Citigroup Value Index for performance comparisons. S&P 500(R)/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500(R) Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index is unmanaged and market capitalization weighted.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            FOREIGN VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                            FOREIGN VALUE PORTFOLIO CLASS 3*
                                                            --------------------------------
2003                                                                     34.47%
2004                                                                     19.82%
2005                                                                      9.92%

During the period shown in the chart, the highest return for a quarter was 20.24% (quarter ended 06/30/03) and the lowest return for a quarter was -10.39% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF                           PAST ONE         CLASS 3
THE CALENDAR YEAR ENDED DECEMBER 31, 2005)                      YEAR      SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------
 Foreign Value Portfolio  Class 3                               9.92%           20.23%
--------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                                         13.54%           24.02%
--------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 3*
                                                           ----------------------------------
2003                                                                     31.16%
2004                                                                     17.27%
2005                                                                      8.57%

During the period shown in the bar chart, the highest return for a quarter was 11.34% (quarter ended 06/30/03) and the lowest return for a quarter was -0.41% (quarter ended 03/31/05). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.39%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE        CLASS 3
DECEMBER 31, 2005)                                              YEAR     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 3                              8.57%           19.16%
-------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II Index(2)                    2.74%           14.66%

-------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 3*
                                                --------------------------------------------
2003                                                               31.40%
2004                                                               16.30%
2005                                                               13.44%

During the period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended 12/31/03) and the lowest return for a quarter was -8.29% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.16%.
--------------------------------------------------------------------------------

                                                                                PAST ONE        CLASS 3
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 3                            13.44%          18.02%
-------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                                                           13.54%          24.02%
-------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                 CLASS 1*
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.98%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------
 International Growth and Income
   Portfolio Class 1                     14.30%       3.07%           6.54%
---------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%
---------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for: Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                        MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 3*
                                        ----------------------------------------------------
2003                                                           22.17%
2004                                                           11.52%
2005                                                            7.47%

During the period shown in the bar chart, the highest return for a quarter was 13.58% (quarter ended 06/30/03) and the lowest return for a quarter was -4.07% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.64%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE        CLASS 3
DECEMBER 31, 2005)                                              YEAR     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 3            7.47%           14.09%
-------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%           16.06%

-------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                       MFS MID-CAP GROWTH PORTFOLIO CLASS 3*
                                                       -------------------------------------
2003                                                                   36.85%
2004                                                                   13.78%
2005                                                                    2.89%

During the period shown in the bar chart, the highest return for a quarter was 18.23% (quarter ended 06/30/03) and the lowest return for a quarter was -7.72% (quarter ended 09/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.94%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                       PAST ONE        CLASS 3
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR     SINCE INCEPTION(1)
--------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 3                2.89%          17.56%
--------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)                  12.10%          24.07%
--------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                         MFS TOTAL RETURN PORTFOLIO CLASS 3*
                                                         -----------------------------------
2003                                                                   16.56%
2004                                                                   11.02%
2005                                                                    2.79%

During the period shown in the bar chart, the highest return for a quarter was 10.61% (quarter ended 06/30/03) and the lowest return for a quarter was -2.60% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.36%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE        CLASS 3
DECEMBER 31, 2005)                                              YEAR     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 3                             2.79%          10.64%
-------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%          16.06%
-------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                        2.43%           3.83%
-------------------------------------------------------------------------------------------
 Treasury Bills(4)                                              3.07%           1.79%
-------------------------------------------------------------------------------------------
 Blended Index(4)                                               3.94%          10.37%
-------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500(R) Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        SMALL & MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                    SMALL & MID CAP VALUE PORTFOLIO CLASS 3*
                                                    ----------------------------------------
2003                                                                 36.24%
2004                                                                 17.80%
2005                                                                  5.77%

During the period shown in the bar chart, the highest return for a quarter was 19.62% (quarter ended 06/30/03) and the lowest return for a quarter was -7.37% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE         CLASS 3
DECEMBER 31, 2005)                                              YEAR      SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------
 Small & Mid Cap Value Portfolio Class 3                        5.77%           21.30%
--------------------------------------------------------------------------------------------
 Russell 2500(TM) Index(2)                                      8.11%           23.46%
--------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     SMALL COMPANY VALUE PORTFOLIO CLASS 1*
                                                     --------------------------------------
1999                                                                  6.15%
2000                                                                 17.04%
2001                                                                  4.50%
2002                                                                 -8.63%
2003                                                                 32.42%
2004                                                                 25.39%
2005                                                                 11.03%

During the period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended 06/30/03) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 13.90%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1              CLASS 3
DECEMBER 31, 2005)                              YEAR       YEARS     SINCE INCEPTION(1)   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**       11.03%      11.97%           12.44%                 N/A
                                  Class 3        N/A         N/A              N/A                -0.02%
------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                 4.71%      13.55%           13.34%               -2.03%

------------------------------------------------------------------------------------------------------------

* Since Class 3 Shares have not been in existence for at least one full calendar year, the returns shown in the bar chart are for Class 1 Shares. Class 3 Shares would have substantially similar annual returns as shown for Class 1 Shares because the shares are invested in the same portfolio of securities as the Class 1 Shares. The annual returns of the Class 3 Shares would differ from those of the Class 1 Shares only to the extent that Class 3 Shares are subject to service fees, while Class 1 Shares are not. If these fees were reflected, returns of the Class 3 Shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1) Inception date for Class 1 is December 14, 1998; and Class 3 is September 12, 2005.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     SUNAMERICA BALANCED PORTFOLIO CLASS 1*
                                                     --------------------------------------
1997                                                                 24.48%
1998                                                                 24.61%
1999                                                                 21.40%
2000                                                                 -9.43%
2001                                                                -13.14%
2002                                                                -15.18%
2003                                                                 15.07%
2004                                                                  6.84%
2005                                                                  1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                             PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                                           YEAR       YEARS     SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                        1.89%     -1.59%           5.94%
----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          4.91%      0.54%           8.43%
----------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                      2.43%      5.87%           6.72%
----------------------------------------------------------------------------------------------------
 Treasury Bills(4)                                            3.07%      2.10%           3.56%
----------------------------------------------------------------------------------------------------
 Former Blended Index(4)                                      3.94%      2.87%           7.70%
----------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)                                     6.27%      1.07%           8.65%
----------------------------------------------------------------------------------------------------
 New Blended Index(6)                                         4.41%      3.15%           8.17%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for: Class 1 is June 3, 1996.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

SunAmerica Series Trust

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1*
                                                   ----------------------------------------
1996                                                                25.32%
1997                                                                15.54%
1998                                                               -17.07%
1999                                                                19.31%
2000                                                                -2.96%
2001                                                                -3.20%
2002                                                                -0.39%
2003                                                                25.94%
2004                                                                 9.37%
2005                                                                 7.35%

During the period shown in the bar chart, the highest return for a quarter was 10.43% (quarter ended 06/30/97) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.24%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                        7.35%       7.35%      7.08%
---------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(1)                          2.26%       9.83%      7.14%
---------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(2)                              10.73%      12.25%     12.99%
---------------------------------------------------------------------------------------------
 Blended Index(3)                                               6.44%      11.12%     10.25%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.

(2) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(3) The Blended Index consists of 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                             AGGRESSIVE GROWTH        ALLIANCE GROWTH          CASH MANAGEMENT             CORPORATE BOND
                                 PORTFOLIO               PORTFOLIO                PORTFOLIO                  PORTFOLIO
                         -------------------------   ------------------   -------------------------   ------------------------
                                  CLASS 1                 CLASS 1                  CLASS 1                    CLASS 1
                         -------------------------   ------------------   -------------------------   ------------------------
Management Fees                    0.71%                    0.61%                   0.49%                       0.55%
Service (12b-1) Fees               0.00%                    0.00%                   0.00%                       0.00%
Other Expenses(1)                  0.08%                    0.05%                   0.05%                       0.07%
Total Annual Portfolio
  Operating Expenses(1)            0.79%                    0.66%                   0.54%                       0.62%

                            DAVIS VENTURE VALUE       EMERGING MARKETS          EQUITY INDEX             FEDERATED AMERICAN
                                 PORTFOLIO               PORTFOLIO              PORTFOLIO(2)             LEADERS PORTFOLIO
                         -------------------------   ------------------   -------------------------   ------------------------
                                  CLASS 1                 CLASS 1                  CLASS 1                    CLASS 1
                         -------------------------   ------------------   -------------------------   ------------------------
Management Fees                    0.71%                    1.20%                   0.40%                       0.69%
Service (12b-1) Fees               0.00%                    0.00%                   0.00%                       0.00%
Other Expenses(1)                  0.05%                    0.31%                   0.23%                       0.07%
Total Annual Portfolio
  Operating Expenses(1)            0.76%                    1.51%                   0.63%                       0.76%

                               FOREIGN VALUE          HIGH-YIELD BOND     INTERNATIONAL DIVERSIFIED   INTERNATIONAL GROWTH AND
                                 PORTFOLIO               PORTFOLIO           EQUITIES PORTFOLIO           INCOME PORTFOLIO
                         -------------------------   ------------------   -------------------------   ------------------------
                                  CLASS 3                 CLASS 3                  CLASS 3                    CLASS 1
                         -------------------------   ------------------   -------------------------   ------------------------
Management Fees                    0.86%                    0.62%                   0.94%                       0.93%
Service (12b-1) Fees               0.25%                    0.25%                   0.25%                       0.00%
Other Expenses(1)                  0.14%                    0.12%                   0.15%                       0.17%
Total Annual Portfolio
  Operating Expenses(1)            1.25%                    0.99%                   1.34%                       1.10%

                             MFS MASSACHUSETTS       MFS MID-CAP GROWTH       MFS TOTAL RETURN         SMALL & MID CAP VALUE
                         INVESTORS TRUST PORTFOLIO       PORTFOLIO                PORTFOLIO                  PORTFOLIO
                         -------------------------   ------------------   -------------------------   ------------------------
                                  CLASS 3                 CLASS 3                  CLASS 3                    CLASS 3
                         -------------------------   ------------------   -------------------------   ------------------------
Management Fees                    0.70%                    0.75%                   0.65%                       0.98%
Service (12b-1) Fees               0.25%                    0.25%                   0.25%                       0.25%
Other Expenses(1)                  0.08%                    0.07%                   0.06%                       0.08%
Total Annual Portfolio
  Operating Expenses(1)            1.03%                    1.07%                   0.96%                       1.31%

                            SMALL COMPANY VALUE          SUNAMERICA         WORLDWIDE HIGH INCOME
                               PORTFOLIO(2)          BALANCED PORTFOLIO           PORTFOLIO
                         -------------------------   ------------------   -------------------------
                                  CLASS 3                 CLASS 1                  CLASS 1
                         -------------------------   ------------------   -------------------------
Management Fees                    1.00%                    0.63%                   0.80%
Service (12b-1) Fees               0.25%                    0.00%                   0.00%
Other Expenses(1)                  0.78%                    0.10%                   0.17%
Total Annual Portfolio
  Operating Expenses(1)            2.03%                    0.73%                   0.97%

                                                         SunAmerica Series Trust

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 or Class 3 would have been as follows:

                                                 CLASS 1       CLASS 3
                                                 ---------------------
Aggressive Growth Portfolio                       0.74%          N/A
Alliance Growth Portfolio                         0.64%          N/A
Davis Venture Value Portfolio                     0.75%          N/A
Emerging Markets Portfolio                        1.41%          N/A
Federated American Leaders Portfolio              0.71%          N/A
Foreign Value Portfolio                            N/A          1.24%
International Growth and Income Portfolio         1.07%          N/A
MFS Massachusetts Investors Trust
  Portfolio                                        N/A          1.02%
MFS Mid-Cap Growth Portfolio                       N/A          1.04%
MFS Total Return Portfolio                         N/A          0.95%
Small & Mid Cap Value Portfolio                    N/A          1.28%
SunAmerica Balanced Portfolio                     0.71%          N/A

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                            CLASS 1       CLASS 3
                                            ---------------------
Equity Index Portfolio                       0.55%          N/A
Small Company Value Portfolio                 N/A          1.85%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio* (Class 1 shares)..............   $ 81     $252    $  439   $  978
Alliance Growth Portfolio* (Class 1 shares)................     67      211       368      822
Cash Management Portfolio (Class 1 shares).................     55      173       302      677
Corporate Bond Portfolio (Class 1 shares)..................     63      199       346      774
Davis Venture Value Portfolio* (Class 1 shares)............     78      243       422      942
Emerging Markets Portfolio* (Class 1 shares)...............    154      477       824    1,802
Equity Index Portfolio* (Class 1 shares)...................     64      202       351      786
Federated American Leaders Portfolio* (Class 1 shares).....     78      243       422      942
Foreign Value Portfolio* (Class 3 shares)..................    127      397       686    1,511
High-Yield Bond Portfolio (Class 3 shares).................    101      315       547    1,213
International Diversified Equities Portfolio (Class 3
  shares)..................................................    136      425       734    1,613
International Growth and Income Portfolio* (Class 1
  shares)..................................................    112      350       606    1,340
MFS Massachusetts Investors Trust Portfolio* (Class 3
  shares)..................................................    105      328       569    1,259
MFS Mid-Cap Growth Portfolio* (Class 3 shares).............    109      340       590    1,306
MFS Total Return Portfolio* (Class 3 shares)...............     98      306       531    1,178
Small Company Value Portfolio* (Class 3 shares)............    206      637     1,093    2,358
Small & Mid Cap Value Portfolio* (Class 3 shares)..........    133      415       718    1,579
SunAmerica Balanced Portfolio* (Class 1 shares)............     75      233       406      906
Worldwide High Income Portfolio (Class 1 shares)...........     99      309       536    1,190

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio (Class 1 shares)..............   $ 76     $237      $411      $  918
Alliance Growth Portfolio (Class 1 shares)................     65      205       357         798
Davis Venture Value Portfolio (Class 1 shares)............     77      240       417         930
Emerging Markets Portfolio (Class 1 shares)...............    144      446       771       1,691
Equity Index Portfolio (Class 1 shares)...................     56      176       307         689
Federated American Leaders Portfolio (Class 1 shares).....     73      227       395         883
Foreign Value Portfolio (Class 3 shares)..................    126      393       681       1,500
International Growth and Income Portfolio (Class 1
  shares).................................................    109      340       590       1,306
MFS Massachusetts Investors Trust Portfolio (Class 3
  shares).................................................    104      325       563       1,248
MFS Mid-Cap Growth Portfolio (Class 3 shares).............    106      331       574       1,271
MFS Total Return Portfolio (Class 3 shares)...............     97      303       525       1,166
Small Company Value Portfolio (Class 3 shares)............    188      582     1,001       2,169
Small & Mid Cap Value Portfolio (Class 3 shares)..........    130      406       702       1,545
SunAmerica Balanced Portfolio (Class 1 shares)............     73      227       395         883

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 1 or Class 3 shares of certain Portfolios of shares. Class 2 shares of certain Portfolios are offered in a separate Prospectus. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE (12B-1) PLAN

Class 3 shares of certain Portfolios are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of certain Portfolios' Class 3 shares. Because these fees are paid out of certain Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

SunAmerica Series Trust

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 6 of the Prospectus. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which

                                                         SunAmerica Series Trust
the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                CASH                                       HIGH-YIELD           WORLDWIDE HIGH
                             MANAGEMENT           CORPORATE BOND              BOND                  INCOME
----------------------------------------------------------------------------------------------------------------------
  What are the          - Fixed income         - Fixed income         - Fixed income         - Fixed income
  Portfolio's             securities:            securities (at         securities (at         securities (at
  principal               - U.S. treasury        least 80%):            least 80%):            least 80%):
  investments?              bills                - corporate bonds      - junk bonds           - junk bonds
                          - agency discount        - investment         - convertible bonds      (up to 100%)
                            notes                grade securities       - preferred stocks     - emerging market
                          - corporate debt         - junk bonds (up     - zero coupon and        government
                            instruments            to 35%)                deferred interest      securities
                        - Short-term                                      bonds                - emerging market
                          investments                                                            corporate debt
                          - commercial paper                                                     instruments
                          - repurchase                                                         - Eurobonds
                            agreements                                                         - Brady bonds
                          - bank obligations
----------------------------------------------------------------------------------------------------------------------
  What other types of   N/A                    - Fixed income         - Equity securities:   - Fixed income
  investments or                                 securities:            - convertible          securities
  strategies may the                             - preferred stocks       securities           - U.S. and non-U.S.
  Portfolio use to a                             - zero coupon,         - warrants               government
  significant extent?                              deferred interest  - Fixed income             securities
                                                   and PIK bonds        securities:            - investment grade
                                                   (up to 35%)          - U.S. government        corporate bonds
                                                 - U.S. government        securities         - Currency
                                                   securities           - investment grade     transactions
                                               - Foreign securities       bonds              - Illiquid securities
                                               - When-issued and        - PIK bonds            (up to 15%)
                                                 delayed delivery     - Foreign securities   - Borrowing for
                                                 transactions         - Short-term             temporary or
                                               - Illiquid securities    investments            emergency purposes
                                                 (up to 15%)                                   (up to 33 1/3%)
                                               - Pass-through
                                                 securities
                                               - Convertible
                                                 securities
----------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


----------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                CASH                                       HIGH-YIELD           WORLDWIDE HIGH
                             MANAGEMENT           CORPORATE BOND              BOND                  INCOME
----------------------------------------------------------------------------------------------------------------------
  What other types of   - Short-term           - Short-term           - Borrowing for        - Hybrid instruments
  investments may the     investments            investments            temporary or         - Options and Futures
  Portfolio use as        - municipal          - Defensive              emergency purposes   - Forward commitments
  part of efficient       obligations            investments            (up to 33 1/3%)
  portfolio management                         - Options and futures  - Illiquid securities
  or to enhance                                  (up to 10%)            (up to 15%)
  return?                                      - Borrowing for        - Loan participations
                                                 temporary or           and assignments
                                                 emergency purposes   - Short sales
                                                 (up to 33 1/3%)
                                               - Securities lending
                                                 (up to 33 1/3%)
                                               - Currency
                                                 transactions
                                               - Currency swaps
                                               - Credit swaps
                                               - Interest rate
                                                 swaps, caps, floors
                                                 and collars
                                               - Total return swaps
                                               - Hybrid instruments
----------------------------------------------------------------------------------------------------------------------
  What additional       - Interest rate        - Credit quality       - Active trading       - Active trading
  risks normally          fluctuations         - Convertible          - Convertible          - Credit quality
  affect the            - Securities             Securities Risk        securities risk      - Currency volatility
  Portfolio?              selection            - Currency volatility  - Credit quality       - Derivatives
                                               - Derivatives          - Illiquidity          - Emerging markets
                                               - Foreign exposure     - Interest rate        - Foreign exposure
                                               - Illiquidity            fluctuations         - Illiquidity
                                               - Interest rate        - Market volatility    - Interest rate
                                                 fluctuations         - Securities             fluctuations
                                               - Market volatility      selection            - Market volatility
                                               - Securities           - Short sales risks    - Non-diversified
                                                 selection                                     status
                                               - Small and medium                            - Securities
                                                 sized companies                               selection
----------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


---------------------------------------------------------------------------------------------------------------------------------
                                             BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SUNAMERICA
                                                    MFS TOTAL RETURN                                BALANCED
---------------------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities (at least 40%, but not  - Equity securities:
  investments?                           more than 75%):                             - common stocks
                                         - common stocks                           - Fixed income securities (at least 25%):
                                         - preferred stocks                          - U.S. government securities
                                         - convertible securities                    - corporate debt instruments
                                         - rights
                                       - Fixed income securities (at least 25%):
                                         - non-convertible debt securities
                                         - U.S. government securities
                                         - pass-through securities
                                         - corporate debt instruments
                                         - preferred stocks
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments or   - Foreign securities (up to 20%):           - Equity securities:
  strategies may the Portfolio use to    - Brady bonds                               - small-cap stocks (up to 20%)
  a significant extent?                  - depositary receipts                     - Short-term investments
                                         - fixed income securities (U.S. dollar    - Defensive investments
                                           denominated)                            - Foreign securities
                                       - Junk bonds (up to 10%)                    - Illiquid securities (up to 15%)
                                       - Securities lending (up to 33 1/3%)        - Junk bonds (up to 15%)
                                       - Emerging markets                          - Asset-backed securities
                                                                                   - Mortgage-backed securities
                                                                                   - TBA mortgage-backed securities
                                                                                   - Commercial mortgage-backed securities
                                                                                   - Forward commitments to purchase or sell
                                                                                     short mortgage-backed and TBA
                                                                                     mortgage-backed securities (may sell
                                                                                     short up to 15% in mortgage-backed and
                                                                                     TBA mortgage-backed securities)
                                                                                   - Non-convertible preferred securities
                                                                                   - Mortgage dollar roll transactions
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Municipal securities                      - Options and futures
  the Portfolio use as part of         - Warrants                                  - Currency transactions
  efficient portfolio management or    - Zero-coupon, deferred interest and PIK    - Borrowing for temporary or emergency
  to enhance return?                     bonds                                       purposes (up to 33 1/3%)
                                       - When-issued and delayed-delivery          - Securities lending (up to 33 1/3%)
                                         transactions
                                       - Hybrid instruments
                                       - Inverse floaters
                                       - Options and futures
                                       - Currency transactions
                                       - Forward commitments
                                       - Registered investment companies
                                       - Short-term investments
                                         - repurchase agreements
                                       - Loan participations
                                       - Equity swaps
                                       - Roll transactions
                                       - Short sales
                                       - Variable and floating rate obligations
---------------------------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Credit quality                            - Active trading
  affect the Portfolio?                - Emerging markets                          - Credit quality
                                       - Foreign exposure                          - Currency volatility
                                       - Interest rate fluctuations                - Derivatives
                                       - Market volatility                         - Foreign exposure
                                       - Prepayment                                - Hedging
                                       - Securities selection                      - Illiquidity
                                       - Convertible securities                    - Interest rate fluctuations
                                                                                   - Market
                                                                                   volatility
                                                                                   - Small sized companies
---------------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                                              DAVIS VENTURE                         FEDERATED AMERICAN
                    AGGRESSIVE GROWTH    ALLIANCE GROWTH          VALUE            EQUITY INDEX          LENDERS
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities:         securities:         securities:
  principal           - small-cap         - large-cap         - large-cap         - common stocks     - large-cap
  investments?          stocks              stocks              stocks              (at least 80%)      stocks
                      - mid-cap stocks
                      - convertible
                        securities
                      - warrants
                    - Defensive
                      investments
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Equity            N/A                 - Equity
  of investments      securities:         securities          securities:                             securities:
  or strategies       - large-cap         (up to 25%)         - mid-cap stocks                        - mid-cap stocks
  may the               stocks                              - Foreign                               - Foreign
  Portfolio use to                                            securities                              securities:
  a significant                                                                                       - ADRs
  extent?
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term        - Short-term        - Short-term        - Short-term
  of investments      temporary or        investments         investments         investments         investments
  may the             emergency         - Defensive         - Defensive         - Defensive         - Defensive
  Portfolio use as    purposes            investments         investments         investments         investments
  part of             (up to 33 1/3%)   - Borrowing for     - U.S. government   - Options and       - Options and
  efficient         - Options and         temporary or        securities          futures             futures
  portfolio           futures             emergency                               (up to 10%)       - Borrowing for
  management or to  - Illiquid            purposes                              - Borrowing for       temporary or
  enhance return?     securities          (up to 33 1/3%)                         temporary or        emergency
                      (up to 15%)       - Options and                             emergency           purposes
                    - Short-term          futures                                 purposes            (up to 33 1/3%)
                      investments                                                 (up to 33 1/3%)   - Securities
                    - IPOs                                                      - Securities          lending
                                                                                  lending             (up to 33 1/3%)
                                                                                  (up to 33 1/3%)
                                                                                - Illiquid
                                                                                  securities
                                                                                  (up to 15%)
                                                                                - Small-cap stocks
                                                                                - Registered
                                                                                  investment
                                                                                  companies
                                                                                - Firm commitments
                                                                                - When issued and
                                                                                  delayed-delivery
                                                                                  transactions
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Financial         - Derivatives       - Derivatives
  risks normally    - Convertible       - Derivatives         institutions      - Illiquidity       - Large cap
  affect the          securities risk   - Foreign exposure    sector            - Market              companies
  Portfolio?        - Derivatives       - Growth stocks     - Foreign exposure    volatility        - Market
                    - Growth stocks     - Large cap         - Large cap         - Passively-managed   volatility
                    - Hedging             companies           companies           strategy          - Securities
                    - Illiquidity       - Market            - Market                                  selection
                    - IPO investing       volatility          volatility
                    - Market            - Securities        - Medium sized
                      volatility          selection           companies
                    - Securities                            - Securities
                      selection                               selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
--------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                    MFS MASSACHUSETTS                        SMALL & MID CAP      SMALL COMPANY
                     INVESTORS TRUST    MFS MID-CAP GROWTH        VALUE               VALUE
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities (at      securities (at      securities (at      securities:
  principal           least 65%):         least 80%):         least 80%):         - small-cap
  investments?        - common stocks     - common stocks     - small-cap           stocks (at
                      - preferred         - preferred           stocks              least 80%)
                        stocks              stocks            - mid-cap stocks
                      - convertible       - mid-cap stocks
                        securities        - convertible
                    - Fixed income          securities
                      securities:       - Fixed income
                      - corporate         securities:
                        securities        - corporate
                      - U.S.                securities
                        government      - Foreign
                        securities        securities (up
                    - Foreign             to 20%):
                      securities:         - emerging
                      - depositary          markets
                        receipts
------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Junk bonds        - Equity            - Fixed income
  of investments      securities (up      (up to 10%)         securities:         securities:
  or strategies       to 20%):                                - convertible       - U.S.
  may the             - emerging                                securities (up      government
  Portfolio use to      markets                                 to 20%)             securities
  a significant     - Securities                              - rights and        - corporate debt
  extent?             lending (up to                            warrants (up        instruments
                      33 1/3%)                                  to 10%)         - Equity
                                                            - Foreign             securities:
                                                              securities (up      - preferred
                                                              to 15%)               stocks
                                                            - Illiquid          - Foreign
                                                              securities (up      securities (up
                                                              to 15%)             to 25%)
------------------------------------------------------------------------------------------------------
  What other types  - Warrants and      - Equity            - Derivatives:      - Short-term
  of investments      rights              securities:         - put and call      investments
  may the           - When issued and     - warrants and        options (U.S.   - Defensive
  Portfolio use as    delayed-              rights              and non-U.S.      investments
  part of             delivery          - Fixed income            exchanges)    - Borrowing for
  efficient           transactions        securities:         - options and       temporary or
  portfolio         - Futures             - U.S.                futures           emergency
  management or to  - Currency              government        - forward           purposes (up to
  enhance return?     transactions          securities          commitments       33 1/3%)
                    - Forward             - zero-coupon,      - swaps           - Securities
                      commitments           deferred        - Short sales         lending (up to
                    - Registered            interest and    - Currency swaps      33 1/3%)
                      investment            PIK bonds       - Forward currency  - Illiquid
                      companies           - variable and      exchange            securities (up
                    - Short-term            floating rate     contracts           to 15%)
                      investments:          obligations     - Repurchase        - Forward
                      - repurchase      - Short sales         agreements          commitments
                        agreements      - When issued and   - Borrowing for     - Registered
                    - Fixed income        delayed-            temporary or        investment
                      securities:         delivery            emergency           companies
                      - corporate debt    transactions          purposes (up    - Firm commitments
                        instruments     - Options and         to 33 1/3%)       - When issued and
                      - U.S.              futures           - Securities          delayed-
                        government      - Currency            lending (up to      delivery
                        securities        transactions        33 1/3%)            transactions
                      - zero coupon,    - Forward           - Short-term        - REITs
                        deferred          commitments         investments       - Equity
                        interest and    - Registered                              securities:
                        PIK bonds         investment                              - convertible
                    - Roll                companies                                 securities
                      transactions      - Securities                              - warrants
                    - Variable and        lending (up to                          - rights
                      floating rate       33 1/3%)
                      obligations
------------------------------------------------------------------------------------------------------
  What additional   - Convertible       - Convertible       - Convertible       - Convertible
  risks normally      securities risk     securities risk     securities risk     securities risk
  affect the        - Credit quality    - Credit quality    - Credit quality    - Foreign exposure
  Portfolio?        - Emerging markets  - Emerging markets  - Currency          - Illiquidity
                    - Foreign exposure  - Foreign exposure    volatility        - Interest rate
                    - Growth stocks     - Growth stocks     - Derivatives         fluctuations
                    - Interest rate     - Market            - Foreign exposure  - Market
                      fluctuation         volatility        - Hedging             volatility
                    - Large cap         - Medium sized      - Illiquidity       - Securities
                      companies           companies         - Market              selection
                    - Market            - Securities          volatility        - Small sized
                      volatility          selection         - Sector risk         companies
                    - Securities        - Short sale risks  - Securities
                      selection                               selection
                                                            - Short sale risks
                                                            - Small and medium
                                                              sized companies
                                                            - Technology
                                                              sector
------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL       INTERNATIONAL
                     EMERGING MARKETS     FOREIGN VALUE        DIVERSIFIED      GROWTH AND INCOME
                                                                 EQUITIES
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Foreign           - Equity            - Equity
  Portfolio's         securities:         securities (at      securities (at      securities:
  principal           - small-cap         least 80%):         least 80%)          - large-cap
  investments?          stocks            - emerging        - Foreign               stocks
                      - mid-cap stocks      markets (up to    securities            (foreign)
                    - Foreign               25%)                                - Foreign
                      securities:         - ADRs, EDRs and                        securities
                      - emerging            GDRs
                      markets             - foreign debt
                      (at least 80%)        securities (up
                                            to 25%)
                                        - Equity
                                          securities
------------------------------------------------------------------------------------------------------
  What other types  - Hybrid            - Unlisted foreign  - Equity            - Equity
  of investments      instruments         securities (up      securities:         securities:
  or strategies     - Equity swaps        to 15%)             - convertible       - mid-cap stocks
  may the           - Options and       - Securities with       securities          (foreign)
  Portfolio use to    futures             limited trading     - warrants        - Foreign
  a significant                           market (up to       - rights            securities:
  extent?                                 10%)              - Futures             - emerging
                                        - Derivatives       - Foreign               markets
                                        - Illiquid            securities:       - Fixed income
                                          securities (up      - emerging          securities
                                          to 15%)               markets           (up to 20%):
                                                                                  - investment
                                                                                    grade
                                                                                    securities
                                                                                  - junk bonds (up
                                                                                    to 20%)
------------------------------------------------------------------------------------------------------
  What other types  - Illiquid          - Short-term        - Short-term        - Equity
  of investments      securities          investments         investments         securities:
  may the             (up to 15%)       - Fixed income      - Defensive           - small-cap
  Portfolio use as  - Borrowing for       securities:         investments           stocks
  part of             temporary or        - U.S. and        - Currency              (foreign)
  efficient           emergency             foreign           transactions        - large-cap
  portfolio           purposes              companies       - Illiquid              stocks (U.S.)
  management or to    (up to 33 1/3%)     - U.S. and          securities        - Currency
  enhance return?   - Currency              foreign           (up to 15%)         transactions
                      transactions          governments     - Options and       - Short-term
                    - Short term        - Borrowing for       futures             investments
                      investments         temporary or        (including        - Hybrid
                    - IPOs                emergency           options on          instruments
                    - Fixed income          purposes (up      indices - up to   - Equity swaps
                      securities:         to 33 1/3%)         15%)              - IPOs
                      - junk bonds (up                      - Forward
                        to 5%)                                commitments
                                                            - Registered
                                                              investment
                                                              companies
                                                            - ETFs
                                                            - Firm commitment
                                                              agreements
                                                            - Securities
                                                              lending
                                                              (up to 33 1/3%)
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Credit quality    - Active trading    - Active trading
  risks normally    - Currency          - Currency          - Convertible       - Credit quality
  affect the          volatility          volatility          securities risk   - Currency
  Portfolio?        - Derivatives       - Derivatives       - Currency            volatility
                    - Emerging markets  - Emerging markets    volatility        - Emerging markets
                    - Foreign exposure  - Financial         - Derivatives       - Foreign exposure
                    - Growth stocks       institutions      - Emerging markets  - Growth stocks
                    - Illiquidity         sector            - Foreign exposure  - Hedging
                    - IPO investing     - Foreign exposure  - Growth stocks     - IPO investing
                    - Market            - Hedging           - Hedging           - Market
                      volatility        - Illiquidity       - Illiquidity         volatility
                    - Securities        - Interest rate     - Market            - Securities
                      selection           fluctuations        volatility          selection
                    - Small and medium  - Market            - Sector risk       - Small and medium
                      sized companies     volatility        - Securities          size companies
                                        - Sector risk         selection
                                        - Securities
                                          selection
                                        - Technology
                                          sector
------------------------------------------------------------------------------------------------------

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                                       40
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--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

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                                       41
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     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allows the parties to a swap agreement to exchange the dividend income or other components, of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country, and is usually a bond issued by a non-European company for sale in Europe.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

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                                       42
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     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S.
       government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND and FOREIGN VALUE PORTFOLIOS, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser,

                                                         SunAmerica Series Trust
to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SunAmerica Series Trust

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To

                                                         SunAmerica Series Trust
the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies,

SunAmerica Series Trust
and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

                                                         SunAmerica Series Trust
                                       47
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--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                      FEE
---------                                                     -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Cash Management Portfolio...................................  0.49%
Corporate Bond Portfolio....................................  0.55%
Davis Venture Value Portfolio...............................  0.71%
Emerging Markets Portfolio..................................  1.20%
Equity Index Portfolio......................................  0.40%
Federated American Leaders Portfolio........................  0.69%
Foreign Value Portfolio.....................................  0.86%
High-Yield Bond Portfolio...................................  0.62%
International Diversified Equities Portfolio................  0.94%
International Growth and Income Portfolio...................  0.93%
MFS Massachusetts Investors Trust Portfolio.................  0.70%
MFS Mid-Cap Growth Portfolio................................  0.75%
MFS Total Return Portfolio..................................  0.65%
Small & Mid Cap Value Portfolio.............................  0.98%
Small Company Value Portfolio...............................  1.00%
SunAmerica Balanced Portfolio...............................  0.63%
Worldwide High Income Portfolio.............................  0.80%

SunAmerica Series Trust

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCo in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCo, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The High Yield Bond Portfolio is managed by Greg Braun. Mr. Braun joined AIG SAAMCo in 2002 as a Portfolio Manager. In addition to his position with AIG SAAMCo, Mr. Braun is currently a Managing Director and Portfolio Manager-CDO/Mutual Funds of AIG Global Investment Corp. (AIGGIC). Prior to joining AIGGIC in 2001, Mr. Braun was a Senior Credit Analyst with American General Investment Management, L.P. from 1996 to 2001. Mr. Braun holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

Alliance Growth Portfolio
Small & Mid Cap Value Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Small & Mid Cap Value Portfolio is managed by Alliance's U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of Joseph Gerard Paul, James MacGregor and Andrew Weiner. Mr. Paul joined Alliance in 1987 and is currently a Senior Vice President and Chief Investment Officer for Advanced Value, Small/Mid Cap Value, and REITs. Mr. MacGregor joined Alliance in 1998 and is currently the Director of Research for U.S. Small/Mid Cap Value. Mr. Weiner joined Alliance in 1997

                                                         SunAmerica Series Trust
and is currently a Senior Analyst covering capital equipment and consumer staples for Large Cap and Small Cap Equities.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

Davis Venture Value Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

Equity Index Portfolio

FAF ADVISORS, INC. (FAF)is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2005, FAF had more than $124.3 billion in assets under management.

The Equity Index Portfolio is managed by Walter French. Mr. French joined FAF in 1999 and is currently the director of FAF's Quantitative Group and is an Equity Index and Enhanced Index Portfolio Manager.

Corporate Bond Portfolio
Federated American Leaders Portfolio

FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA (COLLECTIVELY, FEDERATED) are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio, and Federated Equity Management Company of Pennsylvania became Subadviser for the Federated American Leaders Portfolio. Previously, the Subadviser for each of these Portfolios was Federated Investment Counseling. Both the new Subadvisers and the previous Subadviser are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser entities did not change the portfolio managers for the three Portfolios. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2005, Federated and affiliated companies had approximately $213 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Nathan H. Kehm, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Kehm joined Federated in 1997 and is currently a Vice President and Portfolio Manager. Mr. Kehm holds the Chartered Financial Analyst designation. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently

SunAmerica Series Trust
a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

The Federated American Leaders Portfolio is managed by Kevin R. McCloskey and William Dierker. Mr. McCloskey joined Federated in 1999 and is currently a Vice President and Portfolio Manager. Mr. McCloskey holds the Chartered Financial Analyst designation. Mr. Dierker joined Federated in September 2004 and is currently a Senior Portfolio Manager and Senior Vice President. Prior to joining Federated, he was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as Vice President, Equity Securities with Nationwide Insurance Enterprise from September 1999 to January 2002, and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker holds the Chartered Financial Analyst designation.

Small Company Value Portfolio

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Back-up portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

MFS Massachusetts Investors Trust Portfolio
MFS Mid-Cap Growth Portfolio
MFS Total Return Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding

                                                         SunAmerica Series Trust
of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Massachusetts Investors Trust Portfolio is managed T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

The MFS Total Return Portfolio is managed by an investment team led by Brooks Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

International Diversified Equities Portfolio
Worldwide High Income Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. Members of the High Yield Team include Gordon W. Loery and Joshua Givelber. Mr. Loery is an Executive Director and Portfolio Manager of MSIM Inc. Mr. Loery joined Morgan Stanley & Co. Incorporated (Morgan Stanley), a MSIM Inc. affiliate, in 1990 as a fixed income analyst and has been a Portfolio Manager with MSIM Inc.'s affiliate Miller Anderson & Sherrerd, LLP
(MAS) since 1996. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an

SunAmerica Series Trust

Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

Emerging Markets Portfolio
International Growth and Income Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Analyst on Putnam's Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience.

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

Foreign Value Portfolio

TEMPLETON INVESTMENT COUNSEL, LLC (TEMPLETON) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Hellmer and Gary
P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager and Research Analyst. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Hellmer joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

                                                         SunAmerica Series Trust

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1 or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                                Corporate Bond Portfolio Class 1
      01/31/02      11.22       0.84         (0.26)          0.58         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.80         (0.02)          0.78         (0.71)            --          (0.71)       11.24
      01/31/04      11.24       0.69          0.71           1.40         (0.72)            --          (0.72)       11.92
      01/31/05      11.92       0.65          0.07           0.72         (0.62)            --          (0.62)       12.02
      01/31/06      12.02       0.62         (0.44)          0.18         (0.55)            --          (0.55)       11.65
                                               High-Yield Bond Portfolio Class 3
      09/30/02@-
      01/31/03       5.21       0.18          0.28           0.46            --             --             --         5.67
      01/31/04       5.67       0.54          1.22           1.76         (0.45)            --          (0.45)        6.98
      01/31/05       6.98       0.57          0.37           0.94         (0.64)            --          (0.64)        7.28
      01/31/06       7.28       0.54          0.17           0.71         (0.75)            --          (0.75)        7.24
                                            Worldwide High Income Portfolio Class 1
      01/31/02       9.74       0.93         (1.85)         (0.92)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.67         (0.72)         (0.05)        (1.06)            --          (1.06)        6.54
      01/31/04       6.54       0.52          1.11           1.63         (0.63)            --          (0.63)        7.54
      01/31/05       7.54       0.56          0.07           0.63         (0.49)            --          (0.49)        7.68
      01/31/06       7.68       0.52          0.10           0.62         (0.63)            --          (0.63)        7.67

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               Cash Management Portfolio Class 1
      01/31/02       3.48%   $600,741     0.52%          3.31%           --%
      01/31/03       1.22     457,994      0.52           1.37           --
      01/31/04       0.72     244,351      0.54           0.69           --
      01/31/05       0.86     227,570      0.56           0.90           --
      01/31/06       3.04     191,254      0.54           2.91           --
                                Corporate Bond Portfolio Class 1
      01/31/02       5.27     258,912      0.67           7.41           83(2)
      01/31/03       7.17     263,378      0.65           7.17           46(2)
      01/31/04      12.67     277,860      0.64           5.89           48(2)
      01/31/05       6.18     279,090      0.63           5.46           33(2)
      01/31/06       1.60     280,564      0.62           5.23           44
                               High-Yield Bond Portfolio Class 3
      09/30/02@-
      01/31/03       8.83       3,165      1.04+         10.74+         121(2)
      01/31/04      31.84      28,897      0.97           8.51          125(2)
      01/31/05      14.36      42,599      0.97           8.31           88(2)
      01/31/06      10.41      54,144      0.99(1)        7.48(1)        71
                            Worldwide High Income Portfolio Class 1
      01/31/02      (8.61)     93,599      1.11(1)       10.97(1)       139(2)
      01/31/03       0.45      77,847      1.15           9.55          103(2)
      01/31/04      25.40      92,530      1.15           7.16          149(2)
      01/31/05       8.64      86,357      1.13           7.37           90(2)
      01/31/06       8.49      80,462      0.97           6.69           48

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1)  Gross of custody credits of 0.01%, for the periods ending
        January 31, 2002 and January 31, 2006.
   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        Corporate Bond..............................................   83%    45%    46%    32%
        High-Yield Bond.............................................  148    121    125     88
        Worldwide High Income.......................................  139    103    149     90

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02     $17.64      $0.31        $(3.12)        $(2.81)       $(0.33)        $(0.48)        $(0.81)      $14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08
                                               MFS Total Return Portfolio Class 3
      09/30/02@-
      01/31/03      13.61       0.09          0.27           0.36            --             --             --        13.97
      01/31/04      13.97       0.30          2.53           2.83         (0.59)            --          (0.59)       16.21
      01/31/05      16.21       0.36          0.98           1.34         (0.03)            --          (0.03)       17.52
      01/31/06      17.52       0.38          0.52           0.90         (0.35)         (0.85)         (1.20)       17.22
                                                 Equity Index Portfolio Class 1
      01/31/02      11.70       0.08         (2.02)         (1.94)        (0.08)         (0.09)         (0.17)        9.59
      01/31/03       9.59       0.09         (2.33)         (2.24)        (0.08)            --          (0.08)        7.27
      01/31/04       7.27       0.10          2.34           2.44         (0.09)            --          (0.09)        9.62
      01/31/05       9.62       0.14          0.40           0.54         (0.11)            --          (0.11)       10.05
      01/31/06      10.05       0.14          0.84           0.98         (0.17)            --          (0.17)       10.86
                                          Federated American Leaders Portfolio Class 1
      01/31/02      16.72       0.16         (1.44)         (1.28)        (0.21)         (0.39)         (0.60)       14.84
      01/31/03      14.84       0.19         (3.27)         (3.08)        (0.15)            --          (0.15)       11.61
      01/31/04      11.61       0.21          3.63           3.84         (0.21)            --          (0.21)       15.24
      01/31/05      15.24       0.23          0.82           1.05         (0.23)            --          (0.23)       16.06
      01/31/06      16.06       0.25          1.09           1.34         (0.26)            --          (0.26)       17.14

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                             SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)%  $471,194     0.66%          2.00%          322%(2)
      01/31/03     (14.95)    310,531      0.68           1.91          611(2)
      01/31/04      18.51     318,419      0.69           1.45          187(2)
      01/31/05       4.52     275,323      0.72(1)        2.03(1)       192(2)
      01/31/06       4.55(3)  224,250      0.73(1)        2.16(1)       227
                               MFS Total Return Portfolio Class 3
      09/30/02@-
      01/31/03       2.65       6,325      0.98+(1)       2.24+(1)       73(2)
      01/31/04      20.43      59,339      0.99(1)        2.05(1)        56(2)
      01/31/05       8.27     141,874      0.99(1)        2.19(1)        64(2)
      01/31/06       5.50     205,505      0.96(1)        2.22(1)        44
                                 Equity Index Portfolio Class 1
      01/31/02     (16.57)     51,434      0.55(4)        0.80(4)         5
      01/31/03     (23.31)     37,586      0.55(4)        1.07(4)         4
      01/31/04      33.68      49,616      0.55(4)        1.19(4)         1
      01/31/05       5.65      46,789      0.55(4)        1.42(4)         4
      01/31/06       9.86      41,634      0.55(4)(5)     1.32(4)(5)      2
                          Federated American Leaders Portfolio Class 1
      01/31/02      (7.53)    270,692      0.76           1.05           33
      01/31/03     (20.76)    191,653      0.76(1)        1.41(1)        32
      01/31/04      33.25     224,293      0.84(1)        1.55(1)        31
      01/31/05       6.95(3)  203,016      0.80(1)        1.47(1)        54
      01/31/06       8.50     176,962      0.76(1)        1.46(1)        55

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       SunAmerica Balanced Class 1.................................   --%     --%    0.00%    0.02%
       MFS Total Return Class 3....................................  0.01    0.02    0.02     0.01
       Federated American Leaders Class 1..........................  0.01    0.07    0.04     0.05

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced.........................................  322%   611%   186%   192%
        MFS Total Return............................................  105     68     49     60

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
   (4) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                 EXPENSES                        NET INVESTMENT INCOME (LOSS)
                                                  ---------------------------------------    ------------------------------------
                                                  1/02    1/03    1/04    1/05     1/06      1/02    1/03    1/04    1/05    1/06
                                                  ---------------------------------------    ------------------------------------
       Equity Index Class 1.....................  0.59%   0.58%   0.62%   0.63%   0.63%      0.76%   1.04%   1.12%   1.34%   1.24%

   (5)  Net of custody credits of 0.01%

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM       DECLARED    DECLARED     FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS   PERIOD
      -----------------------------------------------------------------------------------------------------------------------------
                                                  Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12        $(4.78)        $(4.66)      $(0.13)     $   --       $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)       (0.12)         --           --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68        (0.17)         --           --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44        (0.22)         --           --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53        (0.28)         --           --          (0.28)       29.19
                                                    Alliance Growth Portfolio Class 1
      01/31/02      28.20       0.04         (6.61)         (6.57)          --          --        (2.22)         (2.22)       19.41
      01/31/03      19.41       0.03         (5.87)         (5.84)       (0.04)         --           --          (0.04)       13.53
      01/31/04      13.53       0.05          4.30           4.35        (0.04)         --           --          (0.04)       17.84
      01/31/05      17.84       0.06          0.24           0.30        (0.06)         --           --          (0.06)       18.08
      01/31/06      18.08       0.02          5.07           5.09        (0.08)         --           --          (0.08)       23.09
                                           MFS Massachusetts Investors Trust Portfolio Class 3
      09/30/02@-
      01/31/03       8.20       0.02          0.13           0.15           --          --           --             --         8.35
      01/31/04       8.35       0.05          2.23           2.28        (0.06)         --           --          (0.06)       10.57
      01/31/05      10.57       0.06          0.87           0.93        (0.07)         --           --          (0.07)       11.43
      01/31/06      11.43       0.05          1.32           1.37        (0.07)         --           --          (0.07)       12.73
                                                  Small Company Value Portfolio Class 3
      09/13/05@-
      01/31/06      16.88      (0.08)         1.35           1.27        (0.11)         --        (0.94)         (1.05)       17.10
                                                  MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.47      (0.01)         0.33           0.32           --          --           --             --         5.79
      01/31/04       5.79      (0.05)         2.55           2.50           --          --           --             --         8.29
      01/31/05       8.29      (0.07)         0.46           0.39           --          --           --             --         8.68
      01/31/06       8.68      (0.05)         1.10           1.05           --          --           --             --         9.73
                                                   Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)       (0.05)         --        (3.09)         (3.14)        8.84
      01/31/03       8.84      (0.02)        (2.13)         (2.15)       (0.02)      (0.00)          --          (0.02)        6.67
      01/31/04       6.67      (0.03)         2.22           2.19           --          --           --             --         8.86
      01/31/05       8.86      (0.02)         1.26           1.24           --          --           --             --        10.10
      01/31/06      10.10       0.01          1.50           1.51           --          --           --             --        11.61
                                                 Small & Mid Cap Value Portfolio Class 3
      09/30/02@-
      01/31/03       9.22       0.01          0.63           0.64        (0.00)         --           --             --         9.86
      01/31/04       9.86      (0.02)         4.16           4.14        (0.00)         --        (0.07)         (0.07)       13.93
      01/31/05      13.93       0.07          1.74           1.81        (0.04)         --        (0.47)         (0.51)       15.23
      01/31/06      15.23       0.02          2.28           2.30           --          --        (0.06)         (0.06)       17.47

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET       AVERAGE NET    PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------------------------------
                              Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050      0.76%          0.49%           30%
      01/31/03     (15.79)    1,612,985      0.75           0.81            17
      01/31/04      38.95     2,004,101      0.77           1.03            13
      01/31/05      10.35     1,913,355      0.79(1)        1.03(1)          9
      01/31/06      13.71     1,819,150      0.76(1)        1.04(1)         14
                                Alliance Growth Portfolio Class 1
      01/31/02     (23.05)    1,928,115      0.65           0.17            86
      01/31/03     (30.08)    1,007,655      0.65(1)        0.19(1)         51
      01/31/04      32.17     1,105,466      0.68(1)        0.27(1)         63
      01/31/05       1.68       873,722      0.70(1)        0.31(1)         82
      01/31/06      28.23       878,869      0.66(1)        0.10(1)         66
                       MFS Massachusetts Investors Trust Portfolio Class 3
      09/30/02@-
      01/31/03       1.83         1,353      0.99+(1)       0.53+(1)        65
      01/31/04      27.40        16,650      1.08(1)        0.50(1)         93
      01/31/05       8.82        35,551      1.06(1)        0.45(1)         78
      01/31/06      12.04        49,378      1.03(1)        0.37(1)         45
                              Small Company Value Portfolio Class 3
      09/13/05@-
      01/31/06       8.55           110      1.85+(2)      (0.54)+(2)       16
                               MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.85         2,406      1.04+(1)      (0.35)+(1)      164
      01/31/04      43.18        32,377      1.12(1)       (0.77)(1)        92
      01/31/05       4.70        55,283      1.09(1)       (0.82)(1)        79
      01/31/06      12.10        75,391      1.07(1)       (0.58)(1)        83
                               Aggressive Growth Portfolio Class 1
      01/31/02     (31.71)      293,084      0.75           0.21           229
      01/31/03     (24.28)      156,449      0.77          (0.24)          150
      01/31/04      32.83       198,390      0.79          (0.39)          103
      01/31/05      14.00       189,042      0.80(1)       (0.26)(1)        89
      01/31/06      14.95       174,880      0.79(1)        0.05(1)        121
                             Small & Mid Cap Value Portfolio Class 3
      09/30/02@-
      01/31/03       6.98         2,618      1.75+(2)       0.41+(2)         7
      01/31/04      41.99        42,387      1.75(2)       (0.21)(2)        16
      01/31/05      12.99       134,471      1.41(1)(2)     0.32(1)(2)      21
      01/31/06      15.18       208,937      1.31(1)        0.08(1)         33

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                             ----    ----    -----    -----
                                             1/03    1/04    1/05     1/06
                                             ----    ----    -----    -----
       Davis Venture Value Class 1.........   --%     --%    0.00%    0.01%
       Alliance Growth Class 1.............  0.00    0.02    0.03     0.02
       MFS Massachusetts Investors Trust
        Class 3............................  0.02    0.05    0.02     0.01
       MFS Mid-Cap Growth Class 3..........  0.02    0.05    0.02     0.03
       Aggressive Growth Class 1...........   --      --     0.00     0.05
       Small & Mid-Cap Value Class 3.......   --      --     0.02     0.03

   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES
                                            ---------------------------------------------
                                            1/02      1/03      1/04      1/05      1/06
                                            ---------------------------------------------
       Small Company Value Class 3........   --%       --%       --%       --%      2.03%+
       Small & Mid Cap Value Class 3......   --       5.62+     1.56      1.40        --

                                               NET INVESTMENT INCOME (LOSS)
                                     -------------------------------------------------
                                     1/02        1/03       1/04       1/05      1/06
                                     -------------------------------------------------
       Small Company Value Class 3.     --%         --%        --%      --%      (0.72)%+
       Small & Mid Cap Value Class      --       (3.47)     (0.02)     0.34         --

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-     NET REALIZED       FROM       DECLARED    DECLARED     FROM NET
                    VALUE       MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*     INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------
                                        International Growth and Income Portfolio Class 1
      01/31/02     $12.51      $ 0.09        $(3.05)        $(2.96)      $(0.03)     $   --       $(0.45)        $(0.48)
      01/31/03       9.07        0.09         (1.96)         (1.87)       (0.05)         --           --          (0.05)
      01/31/04       7.15        0.12          3.06           3.18        (0.12)         --           --          (0.12)
      01/31/05      10.21        0.09          1.57           1.66        (0.14)         --           --          (0.14)
      01/31/06      11.73        0.21          2.50           2.71        (0.11)         --           --          (0.11)
                                      International Diversified Equities Portfolio Class 3
      09/30/02@-
      01/31/03       5.49          --         (0.33)         (0.33)          --          --           --             --
      01/31/04       5.16        0.01          1.99           2.00        (0.27)         --           --          (0.27)
      01/31/05       6.89        0.03          0.84           0.87        (0.14)         --           --          (0.14)
      01/31/06       7.62        0.08          1.72           1.80        (0.11)         --           --          (0.11)
                                               Emerging Markets Portfolio Class 1
      01/31/02       7.81        0.03         (0.95)         (0.92)       (0.02)         --        (0.08)         (0.10)
      01/31/03       6.79        0.02         (0.74)         (0.72)       (0.02)      (0.00)          --          (0.02)
      01/31/04       6.05        0.10          3.59           3.69           --          --           --             --
      01/31/05       9.74        0.09          1.83           1.92        (0.11)         --           --          (0.11)
      01/31/06      11.55        0.22          5.99           6.21        (0.05)         --           --          (0.05)
                                                 Foreign Value Portfolio Class 3
      09/30/02@-
      01/31/03       9.20       (0.03)        (0.03)         (0.06)          --       (0.03)          --          (0.03)
      01/31/04       9.11        0.00          3.93           3.93         0.00          --        (0.10)         (0.10)
      01/31/05      12.94        0.12          1.79           1.91        (0.13)         --        (0.27)         (0.40)
      01/31/06      14.45        0.21          2.29           2.50           --          --        (0.02)         (0.02)

      ----------  ----------------------------------------------------------------------
                   NET                  NET       RATIO OF     RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO    INVESTMENT
                  VALUE                END OF      AVERAGE     INCOME (LOSS)
        PERIOD    END OF    TOTAL      PERIOD        NET        TO AVERAGE     PORTFOLIO
        ENDED     PERIOD   RETURN**    (000S)      ASSETS       NET ASSETS     TURNOVER
      ----------  ----------------------------------------------------------------------
                      International Growth and Income Portfolio Class 1
      01/31/02    $ 9.07    (23.67)%  $289,084     1.20%            0.84%         148%
      01/31/03      7.15    (20.66)    177,883      1.22            1.08          264
      01/31/04     10.21     44.71     232,740      1.25(1)         1.41(1)       108
      01/31/05     11.73     16.37     262,167      1.24(1)         0.79(1)        67
      01/31/06     14.33     23.25     283,464      1.10(1)         1.68(1)        79
                           International Diversified Equities Portfolio Class 3
      09/30/02@-
      01/31/03      5.16     (6.01)      2,480      1.33+          (0.29)+         48
      01/31/04      6.89     39.29      39,947      1.48            0.11           49
      01/31/05      7.62     12.79     106,732      1.50(1)         0.41(1)        25
      01/31/06      9.31     23.83     178,666      1.34            1.05           19
                                    Emerging Markets Portfolio Class 1
      01/31/02      6.79    (11.49)     82,624      1.53            0.51          113
      01/31/03      6.05    (10.63)     63,377      1.53            0.43          118
      01/31/04      9.74     60.99     104,999      1.66(1)         1.27(1)       112
      01/31/05     11.55     19.92     110,010      1.60(1)         0.89(1)        76
      01/31/06     17.71     53.84     177,187      1.51(1)         1.58(1)       147
                                     Foreign Value Portfolio Class 3
      09/30/02@-
      01/31/03      9.11     (0.64)      4,099      2.05+(2)       (1.04)+(2)       1
      01/31/04     12.94     43.18      63,404      1.76(2)         0.00(2)         7
      01/31/05     14.45     14.74     190,704      1.43(1)(2)      0.95(1)(2)     13
      01/31/06     16.93     17.35     322,494      1.25(1)         1.41(1)         8

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 -----------------------------
                                                                 1/03     1/04    1/05    1/06
                                                                 -----------------------------
       International Growth and Income Class 1.................    --%    0.05%   0.02%   0.03%
       International Diversified Equities Class 3..............    --      --     0.00     --
       Emerging Markets Class 3................................    --     0.11    0.03    0.10
       Foreign Value Class 3...................................    --      --     0.01    0.01

   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                    NET INVESTMENT
                                                                           EXPENSES                 INCOME (LOSS)
                                                                     --------------------      ------------------------
                                                                     1/03    1/04    1/05      1/03       1/04     1/05
                                                                     --------------------      ------------------------
       Foreign Value Class 3.......................................  6.21%+  1.58%   1.42%     (5.20)%+   0.18%    0.96%

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's Prospectus and Semi-annual and Annual Reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                                                         SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 1 SHARES)

                  --    AGGRESSIVE GROWTH PORTFOLIO
                  --    ALLIANCE GROWTH PORTFOLIO
                  --    CASH MANAGEMENT PORTFOLIO
                  --    CORPORATE BOND PORTFOLIO
                  --    DAVIS VENTURE VALUE PORTFOLIO
                  --    "DOGS" OF WALL STREET PORTFOLIO
                  --    EMERGING MARKETS PORTFOLIO
                  --    EQUITY INCOME PORTFOLIO
                  --    EQUITY INDEX PORTFOLIO
                  --    FEDERATED AMERICAN LEADERS PORTFOLIO
                  --    GLOBAL BOND PORTFOLIO
                  --    GLOBAL EQUITIES PORTFOLIO
                  --    GROWTH-INCOME PORTFOLIO
                  --    HIGH-YIELD BOND PORTFOLIO
                  --    INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                  --    INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                  --    PUTNAM GROWTH: VOYAGER PORTFOLIO
                  --    REAL ESTATE PORTFOLIO
                  --    SMALL COMPANY VALUE PORTFOLIO
                  --    SUNAMERICA BALANCED PORTFOLIO
                  --    TELECOM UTILITY PORTFOLIO
                  --    WORLDWIDE HIGH INCOME PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     34
ACCOUNT INFORMATION.........................................     38
ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET
  PORTFOLIO.................................................     41
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     42
  Investment Strategies.....................................     42
GLOSSARY....................................................     49
  Investment Terminology....................................     49
  Risk Terminology..........................................     53
MANAGEMENT..................................................     57
  Information About the Investment Adviser and Manager......     57
     AIG SunAmerica Asset Management Corp...................     58
       Aggressive Growth Portfolio..........................     58
       "Dogs" of Wall Street Portfolio......................     58
       High Yield Bond Portfolio............................     58
  Information About the Subadvisers.........................     58
     AllianceBernstein L.P. ................................     58
       Alliance Growth Portfolio............................     59
       Growth-Income Portfolio..............................     59
     Columbia Management Advisers, LLC......................     59
       Cash Management Portfolio............................     59
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....     59
       Davis Venture Value Portfolio........................     59
       Real Estate Portfolio................................     59
     FAF Advisors, Inc......................................     59
       Equity Income Portfolio..............................     59
       Equity Index Portfolio...............................     59
     Federated Investment Management Company and Federated
      Equity Management Company of Pennsylvania.............     60
       Corporate Bond Portfolio.............................     60
       Federated American Leaders Portfolio.................     60
       Telecom Utility Portfolio............................     60
     Franklin Advisory Services, LLC........................     60
       Small Company Value Portfolio........................     60
     Goldman Sachs Asset Management International...........     61
       Global Bond Portfolio................................     61
     J.P. Morgan Investment Management Inc..................     61
       Global Equities Portfolio............................     61
       SunAmerica Balanced Portfolio........................     61
     Morgan Stanley Investment Management Inc...............     61
       International Diversified Equities Portfolio.........     62
       Worldwide High Income Portfolio......................     62
     Putnam Investment Management, LLC......................     62
       Emerging Markets Portfolio...........................     62
       International Growth and Income Portfolio............     62
       Putnam: Growth Voyager Portfolio.....................     62

SunAmerica Series Trust

     Information about the Distributor......................     63
     Payments in Connection with Distribution...............     63
     Custodian, Transfer and Dividend Paying Agent..........     63
     Legal Proceedings......................................     63
FINANCIAL HIGHLIGHTS........................................     65
FOR MORE INFORMATION........................................     70

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series, twenty-two of which are included in this Prospectus ("Portfolios"), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 42, and the glossary that follows on page 49.


                             Q&A
FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Corporate Bond           high total return with     invests, under normal circumstances,
  Portfolio                only moderate price risk   at least 80% of net assets in fixed
                                                      income securities, but invests
                                                      primarily in investment grade fixed
                                                      income securities; may invest up to
                                                      35% in fixed income securities rated
                                                      below investment grade
-----------------------------------------------------------------------------------------------
  Global Bond Portfolio    high total return,         invests, under normal circumstances,
                           emphasizing current        at least 80% of net assets in high
                           income and, to a lesser    quality fixed income securities of
                           extent, capital            U.S. and foreign issuers and
                           appreciation               transactions in foreign currencies
-----------------------------------------------------------------------------------------------
  High-Yield Bond          high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in
                           appreciation               intermediate and long-term corporate
                                                      obligations, emphasizing high-yield,
                                                      high-risk fixed income securities
                                                      (junk bonds) with a primary focus on
                                                      "B" rated high-yield bonds
-----------------------------------------------------------------------------------------------
  Worldwide High Income    high current income and,   invests, under normal circumstances,
  Portfolio                secondarily, capital       at least 80% of net assets in high
                           appreciation               income securities of issuers located
                                                      throughout the world
-----------------------------------------------------------------------------------------------

SunAmerica Series Trust

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



-----------------------------------------------------------------------------------------------
                                      BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  "Dogs" of Wall Street    total return (including    invests in thirty high dividend
  Portfolio                capital appreciation and   yielding common stocks selected
                           current income)            quarterly from the Dow Jones
                                                      Industrial Average and the broader
                                                      market (see page 41 for additional
                                                      information about the investment
                                                      strategy for the "Dogs" of Wall
                                                      Street Portfolio)
-----------------------------------------------------------------------------------------------
  Equity Income            long-term capital          invests primarily in equity
  Portfolio                appreciation and income    securities of companies which the
                                                      Subadviser believes are characterized
                                                      by the ability to pay above-average
                                                      dividends, the ability to finance
                                                      expected growth and strong management
-----------------------------------------------------------------------------------------------
  Equity Index Portfolio   investment results that    invests, under normal circumstances,
                           correspond with the        at least 80% of net assets in common
                           performance of the         stocks included in the S&P 500(R)
                           Standard & Poor's 500(R)
                           Composite Stock Price
                           Index (S&P 500(R))
-----------------------------------------------------------------------------------------------
  Federated American       growth of capital and      invests primarily in the securities
  Leaders Portfolio        income                     of high quality companies
-----------------------------------------------------------------------------------------------
  Growth-Income            growth of capital and      invests primarily in common stocks or
  Portfolio                income                     securities that demonstrate the
                                                      potential for appreciation and/or
                                                      dividends
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



-------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager   capital appreciation       invests primarily in common stocks of
  Portfolio                                           U.S. companies, with a focus on growth
                                                      stocks issued by companies the
                                                      Subadviser believes have above-average
                                                      growth potential and whose earnings are
                                                      likely to increase over time
-------------------------------------------------------------------------------------------------
  Real Estate Portfolio    total return through a     invests, under normal circumstances, at
                           combination of growth      least 80% of net assets in securities
                           and income                 of companies principally engaged in or
                                                      related to the real estate industry or
                                                      that own significant real estate assets
                                                      or that primarily invest in real estate
                                                      financial instruments
-------------------------------------------------------------------------------------------------
  Small Company Value      long-term growth of        invests, under normal circumstances, at
  Portfolio                capital                    least 80% of net assets in a broadly
                                                      diversified portfolio of equity
                                                      securities of small companies generally
                                                      with market capitalizations ranging
                                                      from approximately $39 million to $2.9
                                                      billion
-------------------------------------------------------------------------------------------------
  Telecom Utility          high current income and    invests, under normal circumstances, at
  Portfolio                moderate capital           least 80% of net assets in equity and
                           appreciation               debt securities of utility companies
-------------------------------------------------------------------------------------------------


INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.



-------------------------------------------------------------------------------------------------
                                    INTERNATIONAL PORTFOLIOS
-------------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Emerging Markets         long-term capital          invests, under normal circumstances, at
  Portfolio                appreciation               least 80% of net assets in common
                                                      stocks and other equity securities of
                                                      companies that its Subadviser believes
                                                      have above-average growth prospects
                                                      primarily in emerging markets outside
                                                      the U.S.
-------------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the potential
                                                      for appreciation and engages in
                                                      transactions in foreign currencies;
                                                      under normal circumstances, at least
                                                      80% of net assets of the Portfolio will
                                                      be invested in equity securities
-------------------------------------------------------------------------------------------------
  International            long-term capital          invests primarily (in accordance with
  Diversified Equities     appreciation               country and sector weightings
  Portfolio                                           determined by its Subadviser) in
                                                      securities of foreign issuers that, in
                                                      the aggregate, replicate broad country
                                                      and sector indices; under normal
                                                      circumstances, at least 80% of net
                                                      assets of the Portfolio will be
                                                      invested in equity securities
-------------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by the
                                                      market and offers a potential for
                                                      income
-------------------------------------------------------------------------------------------------

SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 42 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, EQUITY INCOME, EQUITY INDEX, FEDERATED AMERICAN LEADERS, GLOBAL EQUITIES, GROWTH-INCOME, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, PUTNAM GROWTH: VOYAGER, REAL ESTATE and SMALL COMPANY VALUE PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH, EMERGING MARKETS, GLOBAL EQUITIES, GROWTH-INCOME, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME and PUTNAM GROWTH: VOYAGER PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE, FEDERATED AMERICAN LEADERS, GLOBAL EQUITIES, SMALL COMPANY VALUE and TELECOM UTILITY PORTFOLIOS.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED and TELECOM UTILITY PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, EQUITY INCOME, INTERNATIONAL GROWTH AND INCOME and SUNAMERICA BALANCED PORTFOLIOS also may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social

                                                         SunAmerica Series Trust
conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the EMERGING MARKETS, GLOBAL BOND, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED
    EQUITIES, INTERNATIONAL GROWTH AND INCOME and WORLDWIDE HIGH INCOME PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS, INTERNATIONAL DIVERSIFIED EQUITIES and WORLDWIDE HIGH INCOME PORTFOLIOS invest significantly in emerging market countries. In addition, the GLOBAL BOND, GLOBAL EQUITIES, INTERNATIONAL GROWTH AND INCOME and PUTMAN GROWTH: VOYAGER PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH, EMERGING MARKETS, INTERNATIONAL GROWTH AND INCOME, PUTNAM GROWTH:
    VOYAGER, REAL ESTATE and SMALL COMPANY VALUE PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET and EQUITY INDEX PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies. Utility companies include companies engaged in the production, generation, transportation, distribution and sale of electricity, water, natural gas and oil, companies engaged in telecommunications, including cable and satellite television and companies that provide infrastructure or related services and products to these utility companies. Such utility securities entail certain risks including:
    (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
    (vii) potential effect of deregulation.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. In addition, the TELECOM UTILITY PORTFOLIO invests significantly in real estate securities. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The "DOGS" OF WALL STREET, GLOBAL BOND and WORLDWIDE HIGH INCOME PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

SunAmerica Series Trust

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       AGGRESSIVE GROWTH PORTFOLIO CLASS 1*
                                                       ------------------------------------
1997                                                                  12.35%
1998                                                                  17.43%
1999                                                                  84.66%
2000                                                                 -15.25%
2001                                                                 -31.70%
2002                                                                 -24.71%
2003                                                                  28.57%
2004                                                                  16.72%
2005                                                                   8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%           6.48%
-----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         ALLIANCE GROWTH PORTFOLIO CLASS 1*
                                                         ----------------------------------
1996                                                                   29.11%
1997                                                                   31.43%
1998                                                                   52.23%
1999                                                                   33.07%
2000                                                                  -19.47%
2001                                                                  -14.00%
2002                                                                  -31.26%
2003                                                                   25.76%
2004                                                                    7.94%
2005                                                                   16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                             16.63%      -1.32%      9.99%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%      6.73%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         CASH MANAGEMENT PORTFOLIO CLASS 1*
                                                         ----------------------------------
1996                                                                   4.91%
1997                                                                   5.22%
1998                                                                   5.05%
1999                                                                   4.87%
2000                                                                   6.06%
2001                                                                   3.67%
2002                                                                   1.40%
2003                                                                   0.63%
2004                                                                   0.86%
2005                                                                   2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              2.76%      1.86%       3.53%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CORPORATE BOND PORTFOLIO CLASS 1*
                                                          ---------------------------------
1996                                                                    4.49%
1997                                                                   10.90%
1998                                                                    6.05%
1999                                                                   -1.85%
2000                                                                    5.03%
2001                                                                    7.59%
2002                                                                    7.46%
2003                                                                   11.94%
2004                                                                    6.82%
2005                                                                    1.85%

During the period shown in the bar chart, the highest return for a quarter was 5.39% (quarter ended 06/30/03) and the lowest return for a quarter was -1.90% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 0.09%.
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURNS
     (AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE   PAST TEN
           DECEMBER 31, 2005)               YEAR       YEARS      YEARS
-------------------------------------------------------------------------
 Corporate Bond Portfolio Class 1           1.85%      7.08%       5.96%
-------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index(1)       1.96%      7.11%       6.46%
-------------------------------------------------------------------------
 Merrill Lynch High Yield Master II
   Index(2)                                 2.74%      8.39%       6.56%
-------------------------------------------------------------------------
 Blended Index(3)                           2.17%      7.50%       6.53%
-------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

(3) The Blended Index consists of 75% of Lehman Brothers U.S. Credit Index and 25% of Merrill Lynch High Yield Master II Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      DAVIS VENTURE VALUE PORTFOLIO CLASS 1*
                                                      --------------------------------------
1996                                                                  24.76%
1997                                                                  34.32%
1998                                                                  13.73%
1999                                                                  16.11%
2000                                                                   9.47%
2001                                                                 -11.32%
2002                                                                 -16.77%
2003                                                                  33.16%
2004                                                                  13.50%
2005                                                                  10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                         10.60%      4.29%      11.57%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%      0.54%       9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         "DOGS" OF WALL STREET PORTFOLIO
                                                                     CLASS 1*
                                                      --------------------------------------
1999                                                                  -7.08%
2000                                                                   2.94%
2001                                                                   7.91%
2002                                                                  -6.57%
2003                                                                  20.06%
2004                                                                   9.58%
2005                                                                  -2.67%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -16.32% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.25%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                  PAST ONE   PAST FIVE        CLASS 1
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)               YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class 1                       -2.67%      5.24%            2.68%
-------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%      0.54%            3.19%
-------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is April 1, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        EMERGING MARKETS PORTFOLIO CLASS 1*
                                                        -----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%
2003                                                                   52.61%
2004                                                                   24.52%
2005                                                                   37.23%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 12.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1
2005)                                                                       YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                                        37.23%      18.93%           6.36%
-------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(SM)(2)                                   34.54%      19.44%           6.06%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            EQUITY INCOME PORTFOLIO CLASS 1*
                                                            --------------------------------
1999                                                                      4.16%
2000                                                                     12.22%
2001                                                                     -4.22%
2002                                                                    -16.84%
2003                                                                     26.12%
2004                                                                      8.72%
2005                                                                      4.87%

During the period shown in the bar chart, the highest return for a quarter was 16.57% (quarter ended 06/30/03) and the lowest return for a quarter was -16.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.47%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Equity Income Portfolio Class 1                             4.87%          2.75%             4.95%
------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                         4.91%          0.54%             2.84%
------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                             EQUITY INDEX PORTFOLIO CLASS 1*
                                                             -------------------------------
1999                                                                      17.14%
2000                                                                      -9.46%
2001                                                                     -12.26%
2002                                                                     -22.42%
2003                                                                      27.80%
2004                                                                      10.33%
2005                                                                       4.33%

During the period shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended 06/30/03) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.16%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                              4.33%       0.03%          1.91%
------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                         4.91%       0.54%          2.84%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                              FEDERATED AMERICAN LEADERS PORTFOLIO CLASS 1*
                                              ---------------------------------------------
1997                                                              31.43%
1998                                                              17.96%
1999                                                               6.19%
2000                                                               2.39%
2001                                                              -2.33%
2002                                                             -19.78%
2003                                                              27.57%
2004                                                               9.91%
2005                                                               4.65%

During the period shown in the bar chart, the highest return for a quarter was 16.96% (quarter ended 06/30/03) and the lowest return for a quarter was -19.38% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                                              YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------
 Federated American Leaders Portfolio(2) Class 1                4.65%      2.83%            8.05%
-------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(3)                                            4.91%      0.54%            8.43%
-------------------------------------------------------------------------------------------------------
 S&P 500(R)/Barra Value Index(4)                                6.33%      2.53%            8.87%
-------------------------------------------------------------------------------------------------------
 S&P 500(R)/Citigroup Value Index(5)                            8.71%      4.54%            8.97%

-------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

(4) Effective as of close of business December 16, 2005, Standard & Poor's substituted Citigroup performance data in place of BARRA performance data. The index was replaced, because BARRA was no longer offering the performance data for the index. The S&P(R)/BARRA Value Index was designed to differentiate between fast growing companies and slower growing or under valued companies. Standard & Poor's and Barra cooperated to employ a price-to-book calculation, whereby the market capitalization of an index (S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R)) is divided equally

                                                         SunAmerica Series Trust
      between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year.

(5) Effective as of close of business December 16, 2005, the Portfolio selected the S&P 500(R)/Citigroup Value Index for performance comparisons. S&P 500(R)/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500(R) Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index is unmanaged and market capitalization weighted.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1*
                                                              ------------------------------
1996                                                                       9.36%
1997                                                                      10.03%
1998                                                                      10.87%
1999                                                                      -1.05%
2000                                                                       9.27%
2001                                                                       5.05%
2002                                                                       5.88%
2003                                                                       3.58%
2004                                                                       3.96%
2005                                                                       4.58%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -1.65% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was -0.77%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                          YEAR       YEARS      YEARS
-------------------------------------------------------------------------
 Global Bond Portfolio Class 1              4.58%      4.61%       6.09%
-------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (hedged)(1)                        4.97%      5.28%       6.83%
-------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (un-hedged)(2)                    -6.53%      6.89%       5.17%
-------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

(2) Effective March 1, 2006, the Portfolio selected J.P. Morgan Global Government Bond Index (un-hedged) for performance comparisons. The change from the J.P. Morgan Global Government Bond Index (hedged) to the J.P. Morgan Global Government Bond Index (un-hedged) was made because the new index is more representative of the Portfolio's investment strategy. The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          GLOBAL EQUITIES PORTFOLIO CLASS 1*
                                                          ----------------------------------
1996                                                                    14.18%
1997                                                                    15.06%
1998                                                                    22.86%
1999                                                                    30.94%
2000                                                                   -17.26%
2001                                                                   -18.11%
2002                                                                   -26.79%
2003                                                                    26.54%
2004                                                                    11.86%
2005                                                                    15.75%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.48%.
--------------------------------------------------------------------------------

                                                                                PAST ONE   PAST FIVE   PAST TEN
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                                               15.75%      -0.36%     5.56%
---------------------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                                              9.49%       2.18%     7.04%
---------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GROWTH-INCOME PORTFOLIO CLASS 1*
                                                           --------------------------------
1996                                                                    24.06%
1997                                                                    33.91%
1998                                                                    30.74%
1999                                                                    30.04%
2000                                                                    -8.34%
2001                                                                   -15.90%
2002                                                                   -21.15%
2003                                                                    25.62%
2004                                                                    11.56%
2005                                                                     7.20%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.96%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                                7.20%      -0.08%      9.94%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

      --------------------------------------------------------------------------

                              HIGH-YIELD BOND PORTFOLIO
      --------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                           HIGH-YIELD BOND PORTFOLIO CLASS 1*
                                                           ----------------------------------
1996                                                                     14.57%
1997                                                                     14.42%
1998                                                                     -2.95%
1999                                                                      6.50%
2000                                                                     -9.30%
2001                                                                     -4.30%
2002                                                                     -5.93%
2003                                                                     31.74%
2004                                                                     17.50%
2005                                                                      8.81%

During the period shown in the bar chart, the highest return for a quarter was 11.49% (quarter ended 06/30/03) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.53%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class 1                              8.81%      8.68%       6.42%
---------------------------------------------------------------------------------------------
 Merrill Lynch High Yield Master II Index(1)                    2.74%      8.39%       6.56%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                                                  CLASS 1*
                                                --------------------------------------------
1996                                                                9.31%
1997                                                                6.37%
1998                                                               18.53%
1999                                                               24.59%
2000                                                              -18.32%
2001                                                              -24.02%
2002                                                              -28.48%
2003                                                               31.88%
2004                                                               16.44%
2005                                                               13.87%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -26.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.21%.
--------------------------------------------------------------------------------

                                                                                PAST ONE   PAST FIVE   PAST TEN
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class 1                            13.87%      -1.01%     2.92%
---------------------------------------------------------------------------------------------------------------
 MSCI EAFE(R) Index(1)                                                           13.54%       4.55%     5.84%
---------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                 CLASS 1*
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.98%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------
 International Growth and Income
   Portfolio Class 1                     14.30%       3.07%           6.54%
---------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%
---------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                  PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1*
                                                  -----------------------------------------
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%
2003                                                                23.98%
2004                                                                 5.02%
2005                                                                 6.07%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.27%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                  PAST ONE   PAST FIVE   PAST TEN
(AS OF CALENDAR YEAR ENDED DECEMBER 31, 2005)                   YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1                       6.07%      -5.08%     5.82%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%     6.73%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              REAL ESTATE PORTFOLIO CLASS 1*
                                                              ------------------------------
1998                                                                     -15.36%
1999                                                                      -7.42%
2000                                                                      23.80%
2001                                                                       6.00%
2002                                                                       6.26%
2003                                                                      37.91%
2004                                                                      34.57%
2005                                                                      13.30%

During the period shown in the bar chart, the highest return for a quarter was 15.03% (quarter ended 12/31/04) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 15.55%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,    PAST ONE   PAST FIVE        CLASS 1
2005)                                                                         YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class 1                                               13.30%      18.82%          12.35%
---------------------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                12.13%      18.71%          12.81%
---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    SMALL COMPANY VALUE PORTFOLIO CLASS 1*
                                                    ---------------------------------------
1999                                                                 6.15%
2000                                                                17.04%
2001                                                                 4.50%
2002                                                                -8.63%
2003                                                                32.42%
2004                                                                25.39%
2005                                                                11.03%

During the period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended 06/30/03) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 13.90%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1
2005)                                                                       YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**                                   11.03%      11.97%           12.44%
-------------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                                             4.71%      13.55%           13.34%

-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                     SUNAMERICA BALANCED PORTFOLIO CLASS 1*
                                                     --------------------------------------
1997                                                                 24.48%
1998                                                                 24.61%
1999                                                                 21.40%
2000                                                                 -9.43%
2001                                                                -13.14%
2002                                                                -15.18%
2003                                                                 15.07%
2004                                                                  6.84%
2005                                                                  1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                             PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                                           YEAR       YEARS     SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                        1.89%     -1.59%          5.94%
----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          4.91%      0.54%          8.43%
----------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                      2.43%      5.87%          6.72%
----------------------------------------------------------------------------------------------------
 Treasury Bills(4)                                            3.07%      2.10%          3.56%
----------------------------------------------------------------------------------------------------
 Former Blended Index(4)                                      3.94%      2.87%          7.70%
----------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)                                     6.27%      1.07%          8.65%
----------------------------------------------------------------------------------------------------
 New Blended Index(6)                                         4.41%      3.15%          8.17%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

SunAmerica Series Trust

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          TELECOM UTILITY PORTFOLIO CLASS 1*
                                                          ----------------------------------
1997                                                                    25.73%
1998                                                                    14.04%
1999                                                                     1.78%
2000                                                                    -9.00%
2001                                                                   -13.76%
2002                                                                   -23.77%
2003                                                                    18.75%
2004                                                                    16.89%
2005                                                                     6.53%

During the period shown in the bar chart, the highest return for a quarter was 15.95% (quarter ended 06/30/03) and the lowest return for a quarter was -18.24% (quarter ended 9/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.70%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED        PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                      YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------
 Telecom Utility Portfolio Class 1      6.53%      -0.56%           3.66%
-------------------------------------------------------------------------------
 S&P 500(R) Index(2)                    4.91%       0.54%           8.43%
-------------------------------------------------------------------------------
 S&P Utility Index(3)                  16.79%      -2.27%           7.35%
-------------------------------------------------------------------------------
 S&P Telecommunication Services
   Index(4)                           -5.34%       -6.79%           1.36%
-------------------------------------------------------------------------------
 Blended Index(5)                       2.17%      -4.43%           4.29%
-------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

(4) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R). Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

(5) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index on a market capitalization weighted basis.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   WORLDWIDE HIGH INCOME PORTFOLIO CLASS 1*
                                                   ----------------------------------------
1996                                                                25.32%
1997                                                                15.54%
1998                                                               -17.07%
1999                                                                19.31%
2000                                                                -2.96%
2001                                                                -3.20%
2002                                                                -0.39%
2003                                                                25.94%
2004                                                                 9.37%
2005                                                                 7.35%

During the period shown in the bar chart, the highest return for a quarter was 10.43% (quarter ended 06/30/97) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.24%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class 1                        7.35%       7.35%      7.08%
---------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(1)                          2.26%       9.83%      7.14%
---------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Global Index(2)                              10.73%      12.25%     12.99%
---------------------------------------------------------------------------------------------
 Blended Index(3)                                               6.44%      11.12%     10.25%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.

(2) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

(3) The Blended Index consists of 50% of First Boston High-Yield Bond Index and 50% of J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in Class 1 shares of each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                AGGRESSIVE                                   CASH
                                                  GROWTH          ALLIANCE GROWTH         MANAGEMENT         CORPORATE BOND
                                                PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                            ------------------   ------------------   ------------------   ------------------
                                                 CLASS 1              CLASS 1              CLASS 1              CLASS 1
                                            ------------------   ------------------   ------------------   ------------------
Management Fees                                    0.71%                0.61%                0.49%                0.55%
Service (12b-1) Fees                               0.00%                0.00%                0.00%                0.00%
Other Expenses(1)                                  0.08%                0.05%                0.05%                0.07%
Total Annual Portfolio Operating
  Expenses(1)                                      0.79%                0.66%                0.54%                0.62%

                                              DAVIS VENTURE        "DOGS" OF WALL          EMERGING
                                                  VALUE                STREET              MARKETS           EQUITY INCOME
                                                PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO(2)
                                            ------------------   ------------------   ------------------   ------------------
                                                 CLASS 1              CLASS 1              CLASS 1              CLASS 1
                                            ------------------   ------------------   ------------------   ------------------
Management Fees                                    0.71%                0.60%                1.20%                0.65%
Service (12b-1) Fees                               0.00%                0.00%                0.00%                0.00%
Other Expenses(1)                                  0.05%                0.10%                0.31%                1.25%
Total Annual Portfolio Operating
  Expenses(1)                                      0.76%                0.70%                1.51%                1.90%

                                                                     FEDERATED
                                               EQUITY INDEX           AMERICAN           GLOBAL BOND        GLOBAL EQUITIES
                                               PORTFOLIO(2)      LEADERS PORTFOLIO        PORTFOLIO            PORTFOLIO
                                            ------------------   ------------------   ------------------   ------------------
                                                 CLASS 1              CLASS 1              CLASS 1              CLASS 1
                                            ------------------   ------------------   ------------------   ------------------
Management Fees                                    0.40%                0.69%                0.68%                0.79%
Service (12b-1) Fees                               0.00%                0.00%                0.00%                0.00%
Other Expenses(1)                                  0.23%                0.07%                0.15%                0.12%
Total Annual Portfolio Operating
  Expenses(1)                                      0.63%                0.76%                0.83%                0.91%

                                                                                        INTERNATIONAL        INTERNATIONAL
                                              GROWTH-INCOME       HIGH-YIELD BOND        DIVERSIFIED           GROWTH AND
                                                PORTFOLIO            PORTFOLIO        EQUITIES PORTFOLIO    INCOME PORTFOLIO
                                            ------------------   ------------------   ------------------   ------------------
                                                 CLASS 1              CLASS 1              CLASS 1              CLASS 1
                                            ------------------   ------------------   ------------------   ------------------
Management Fees                                    0.56%                0.62%                0.94%                0.93%
Service (12b-1) Fees                               0.00%                0.00%                0.00%                0.00%
Other Expenses(1)                                  0.05%                0.12%                0.17%                0.17%
Total Annual Portfolio Operating
  Expenses(1)                                      0.61%                0.74%                1.11%                1.10%

                                              PUTNAM GROWTH:                            SMALL COMPANY          SUNAMERICA
                                                 VOYAGER            REAL ESTATE             VALUE               BALANCED
                                                PORTFOLIO            PORTFOLIO           PORTFOLIO(2)          PORTFOLIO
                                            ------------------   ------------------   ------------------   ------------------
                                                 CLASS 1              CLASS 1              CLASS 1              CLASS 1
                                            ------------------   ------------------   ------------------   ------------------
Management Fees                                    0.83%                0.77%                1.00%                0.63%
Service (12b-1) Fees                               0.00%                0.00%                0.00%                0.00%
Other Expenses(1)                                  0.12%                0.08%                0.82%                0.10%
Total Annual Portfolio Operating
  Expenses(1)                                      0.95%                0.85%                1.82%                0.73%

SunAmerica Series Trust

                                             TELECOM UTILITY       WORLDWIDE HIGH
                                                PORTFOLIO         INCOME PORTFOLIO
                                            ------------------   ------------------
                                                 CLASS 1              CLASS 1
                                            ------------------   ------------------
Management Fees                                    0.75%                0.80%
Service (12b-1) Fees                               0.00%                0.00%
Other Expenses(1)                                  0.16%                0.17%
Total Annual Portfolio Operating
  Expenses(1)                                      0.91%                0.97%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:

                                                 CLASS 1
                                                 -------
Aggressive Growth Portfolio                       0.74%
Alliance Growth Portfolio                         0.64%
Davis Venture Value Portfolio                     0.75%
"Dogs" of Wall Street Portfolio*                  0.70%
Emerging Markets Portfolio                        1.41%
Federated American Leaders Portfolio              0.71%
Global Equities Portfolio                         0.89%
Growth-Income Portfolio                           0.60%
International Growth and Income Portfolio         1.07%
Putnam Growth: Voyager Portfolio                  0.88%
Real Estate Portfolio*                            0.85%
SunAmerica Balanced Portfolio                     0.71%
Telecom Utility Portfolio                         0.88%

---------------
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

                                                 CLASS 1
                                                 -------
Equity Income Portfolio                           1.35%
Equity Index Portfolio                            0.55%
Small Company Value Portfolio                     1.60%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio*...............................   $ 81     $252    $  439   $  978
Alliance Growth Portfolio*.................................     67      211       368      822
Cash Management Portfolio..................................     55      173       302      677
Corporate Bond Portfolio...................................     63      199       346      774
Davis Venture Value Portfolio*.............................     78      243       422      942
"Dogs" of Wall Street Portfolio*...........................     72      224       390      871
Emerging Markets Portfolio*................................    154      477       824    1,802
Equity Income Portfolio*...................................    193      597     1,026    2,222
Equity Index Portfolio*....................................     64      202       351      786
Federated American Leaders Portfolio*......................     78      243       422      942
Global Bond Portfolio......................................     85      265       460    1,025
Global Equities Portfolio*.................................     93      290       504    1,120
Growth-Income Portfolio*...................................     62      195       340      762
High-Yield Bond Portfolio..................................     76      237       411      918
International Diversified Equities Portfolio...............    113      353       612    1,352
International Growth and Income Portfolio*.................    112      350       606    1,340
Putnam Growth: Voyager Portfolio*..........................     97      303       525    1,166
Real Estate Portfolio*.....................................     87      271       471    1,049
Small Company Value Portfolio*.............................    185      573       985    2,137
SunAmerica Balanced Portfolio*.............................     75      233       406      906
Telecom Utility Portfolio*.................................     93      290       504    1,120
Worldwide High Income Portfolio............................     99      309       536    1,190

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

SunAmerica Series Trust

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio...............................   $ 76     $237      $411      $  918
Alliance Growth Portfolio.................................     65      205       357         798
Davis Venture Value Portfolio.............................     77      240       417         930
"Dogs" of Wall Street Portfolio...........................     72      224       390         871
Emerging Markets Portfolio................................    144      446       771       1,691
Equity Income Portfolio...................................    137      428       739       1,624
Equity Index Portfolio....................................     56      176       307         689
Federated American Leaders Portfolio......................     73      227       395         883
Global Equities Portfolio.................................     91      284       493       1,096
Growth-Income Portfolio...................................     61      192       335         750
International Growth and Income Portfolio.................    109      340       590       1,306
Putnam Growth: Voyager Portfolio..........................     90      281       488       1,084
Real Estate Portfolio*....................................     87      271       471       1,049
Small Company Value Portfolio.............................    163      505       871       1,900
SunAmerica Balanced Portfolio.............................     73      227       395         883
Telecom Utility Portfolio.................................     90      281       488       1,084

---------------

* The amount of the voluntary fee waiver and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other

SunAmerica Series Trust
situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 7 and 8 of the Prospectus, respectively. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the

                                                         SunAmerica Series Trust

Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

SunAmerica Series Trust

--------------------------------------------------------------------------------

        ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The quarterly selection of the thirty stocks that meet these criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 4. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income     - Fixed income     - Fixed income     - Fixed income     - Fixed income
  Portfolio's            securities:        securities (at     securities (at     securities (at     securities (at
  principal              - U.S. treasury    least 80%):        least 80%):        least 80%):        least 80%):
  investments?             bills            - corporate        - U.S. and non-    - junk bonds       - junk bonds
                         - agency             bonds              U.S.             - convertible        (up to 100%)
                           discount           - investment       government         bonds            - emerging
                           notes            grade                securities       - preferred          market
                         - corporate        securities         - investment         stocks             government
                           debt               - junk bonds       grade            - zero coupon        securities
                           instruments      (up to 35%)          corporate          and deferred     - emerging
                       - Short-term                              bonds              interest           market
                         investments                           - mortgage and       bonds              corporate
                         - commercial                            asset-backed                          debt
                           paper                                 securities                            instruments
                         - repurchase                        - Short-term                            - Eurobonds
                           agreements                          investments                           - Brady bonds
                         - bank                              - Currency
                           obligations                         transactions
                                                             - Foreign
                                                               securities
------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                - Fixed income     - Options and      - Equity           - Fixed income
  investments or                            securities:        futures            securities:        securities
  strategies may the                        - preferred      - Forward            - convertible      - U.S. and
  Portfolio use to a                          stocks           commitments          securities         non-U.S.
  significant extent?                       - zero coupon,   - Inflation swaps    - warrants           government
                                              deferred       - Mortgage and     - Fixed income         securities
                                              interest and     currency swaps     securities:        - investment
                                              PIK bonds      - Credit,            - U.S.               grade
                                              (up to 35%)      interest rate        government         corporate
                                            - U.S.             and total            securities         bonds
                                              government       return swaps       - investment     - Currency
                                              securities     - Hybrid               grade bonds      transactions
                                          - Foreign            instruments        - PIK bonds      - Illiquid
                                            securities       - Deferred         - Foreign            securities (up
                                          - When-issued and    interest bonds     securities         to 15%)
                                            delayed          - Inverse          - Short-term       - Borrowing for
                                            delivery           floaters           investments        temporary or
                                            transactions     - Illiquid                              emergency
                                          - Illiquid           securities (up                        purposes
                                            securities (up     to 15%)                               (up to 33 1/3%)
                                            to 15%)          - Pass-through
                                          - Pass-through       securities
                                            securities       - Borrowing for
                                          - Convertible        temporary or
                                            securities         emergency
                                                               purposes
                                                               (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
                             CASH                                                  HIGH-YIELD       WORLDWIDE HIGH
                          MANAGEMENT       CORPORATE BOND       GLOBAL BOND           BOND              INCOME
------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term       - Short-term       - Mortgage dollar  - Borrowing for    - Hybrid
  investments may the    investments        investments        rolls              temporary or       instruments
  Portfolio use as       - municipal      - Defensive        - Zero coupon,       emergency        - Options and
  part of efficient        obligations      investments        deferred           purposes           Futures
  portfolio                               - Options and        interest and       (up to 33 1/3%)  - Forward
  management or to                          futures            PIK bonds        - Illiquid           commitments
  enhance return?                           (up to 10%)      - Firm               securities
                                          - Borrowing for      commitments and    (up to 15%)
                                            temporary or       when-issued or   - Loan
                                            emergency          delayed --         participations
                                            purposes           delivery           and assignments
                                            (up to 33 1/3%)    transactions     - Short sales
                                          - Securities       - Forward
                                            lending            commitments
                                            (up to 33 1/3%)  - Loan
                                          - Currency           participations
                                            transactions       and assignments
                                          - Currency swaps   - Securities
                                          - Credit swaps       lending (up to
                                          - Interest rate      33 1/3%)
                                            swaps, caps,     - Interest rate
                                            floors and         swaps, caps and
                                            collars            collars
                                          - Total return
                                            swaps
                                          - Hybrid
                                            instruments
------------------------------------------------------------------------------------------------------------------------
  What additional      - Interest rate    - Credit quality   - Credit quality   - Active trading   - Active trading
  risks normally         fluctuations     - Convertible      - Currency         - Convertible      - Credit quality
  affect the           - Securities         Securities Risk    volatility         securities risk  - Currency
  Portfolio?             selection        - Currency         - Derivatives      - Credit quality     volatility
                                            volatility       - Emerging         - Illiquidity      - Derivatives
                                          - Derivatives        markets          - Interest rate    - Emerging
                                          - Foreign          - Foreign            fluctuations       markets
                                            exposure           exposure         - Market           - Foreign
                                          - Illiquidity      - Hedging            volatility         exposure
                                          - Interest rate    - Illiquidity      - Securities       - Illiquidity
                                            fluctuations     - Interest rate      selection        - Interest rate
                                          - Market             fluctuations     - Short sales        fluctuations
                                            volatility       - Market             risks            - Market
                                          - Securities         volatility                            volatility
                                            selection        - Non-diversified                     - Non-diversified
                                          - Small and          status                                status
                                            medium sized     - Prepayment                          - Securities
                                            companies        - Securities                            selection
                                                               selection
------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------------------------------
                                                      BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                       SUNAMERICA
                                                                                        BALANCED
------------------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal investments?             - Equity securities:
                                                                - common stocks
                                                              - Fixed income securities (at least 25%):
                                                                - U.S. government securities
                                                                - corporate debt instruments
------------------------------------------------------------------------------------------------------------------------------
  What other types of investments or strategies may the       - Equity securities:
  Portfolio use to a significant extent?                        - small-cap stocks (up to 20%)
                                                              - Short-term investments
                                                              - Defensive investments
                                                              - Foreign securities
                                                              - Illiquid securities (up to 15%)
                                                              - Junk bonds (up to 15%)
                                                              - Asset-backed securities
                                                              - Mortgage-backed securities
                                                              - TBA mortgage-backed securities
                                                              - Commercial mortgage-backed securities
                                                              - Forward commitments to purchase or sell short
                                                                mortgage-backed and TBA mortgage-backed securities (may
                                                                sell short up to 15% in mortgage-backed and TBA
                                                                mortgage-backed securities)
                                                              - Non-convertible preferred securities
                                                              - Mortgage dollar roll transactions
------------------------------------------------------------------------------------------------------------------------------
  What other types of investments may the Portfolio use as    - Options and futures
  part of efficient portfolio management or to enhance        - Currency transactions
  return?                                                     - Borrowing for temporary or emergency purposes (up to
                                                                33 1/3%)
                                                              - Securities lending (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------------------
  What additional risks normally affect the Portfolio?        - Active trading
                                                              - Credit quality
                                                              - Currency volatility
                                                              - Derivatives
                                                              - Foreign exposure
                                                              - Hedging
                                                              - Illiquidity
                                                              - Interest rate fluctuations
                                                              - Market
                                                              volatility
                                                              - Small sized companies
------------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                              DAVIS VENTURE       "DOGS" OF WALL
                    AGGRESSIVE GROWTH    ALLIANCE GROWTH          VALUE               STREET
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities:         securities:
  principal           - small-cap         - large-cap         - large-cap         - large-cap
  investments?          stocks              stocks              stocks              stocks
                      - mid-cap stocks
                      - convertible
                        securities
                      - warrants
                    - Defensive
                      investments
------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Equity            N/A
  of investments      securities:         securities          securities:
  or strategies       - large-cap         (up to 25%)         - mid-cap stocks
  may the               stocks                              - Foreign
  Portfolio use to                                            securities
  a significant
  extent?
------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term        - Short-term        - Short-term
  of investments      temporary or        investments         investments         investments
  may the             emergency         - Defensive         - Defensive         - Defensive
  Portfolio use as    purposes            investments         investments         investments
  part of             (up to 33 1/3%)   - Borrowing for     - U.S. government   - Borrowing for
  efficient         - Options and         temporary or        securities          temporary or
  portfolio           futures             emergency                               emergency
  management or to  - Illiquid            purposes                                purposes
  enhance return?     securities          (up to 33 1/3%)                         (up to 33 1/3%)
                      (up to 15%)       - Options and                           - Options and
                    - Short-term          futures                                 futures
                      investments
                    - IPOs
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Financial         - Derivatives
  risks normally    - Convertible       - Derivatives         institutions      - Large cap
  affect the          securities risk   - Foreign exposure    sector              companies
  Portfolio?        - Derivatives       - Growth stocks     - Foreign exposure  - Market
                    - Growth stocks     - Large cap         - Large cap           volatility
                    - Hedging             companies           companies         - Non-diversified
                    - Illiquidity       - Market            - Market              status
                    - IPO investing       volatility          volatility        - Passively
                    - Market            - Securities        - Medium sized        managed strategy
                      volatility          selection           companies         - Securities
                    - Securities                            - Securities          selection
                      selection                               selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                            FEDERATED AMERICAN
                      EQUITY INCOME        EQUITY INDEX          LENDERS          GROWTH-INCOME
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities:         securities:
  principal           - common stocks     - common stocks     - large-cap         - large-cap
  investments?                              (at least 80%)      stocks              stocks
                                                                                  - mid-cap stocks
------------------------------------------------------------------------------------------------------
  What other types  - Equity            N/A                 - Equity            - Foreign
  of investments      securities:                             securities:         securities
  or strategies       - convertible                           - mid-cap stocks    (up to 25%)
  may the               securities                          - Foreign
  Portfolio use to  - Fixed income                            securities:
  a significant       securities:                             - ADRs
  extent?             - preferred
                        stocks
                      - junk bonds (up
                        to 20%)
                    - Foreign
                      securities
                      (up to 25%)
------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Short-term        - Short-term
  of investments      investments         investments         investments         investments
  may the           - Defensive         - Defensive         - Defensive         - Defensive
  Portfolio use as    investments         investments         investments         investments
  part of           - Options and       - Options and       - Options and       - Borrowing for
  efficient           futures             futures             futures             temporary or
  portfolio         - Borrowing for       (up to 10%)       - Borrowing for       emergency
  management or to    temporary or      - Borrowing for       temporary or        purposes
  enhance return?     emergency           temporary or        emergency           (up to 33 1/3%)
                      purposes            emergency           purposes          - Options and
                      (up to 33 1/3%)     purposes            (up to 33 1/3%)     futures
                    - Securities          (up to 33 1/3%)   - Securities
                      lending           - Securities          lending
                      (up to 33 1/3%)     lending             (up to 33 1/3%)
                    - Illiquid            (up to 33 1/3%)
                      securities        - Illiquid
                      (up to 15%)         securities
                    - Forward             (up to 15%)
                      commitments       - Small-cap stocks
                    - Registered        - Registered
                      investment          investment
                      companies           companies
                    - Firm commitments  - Firm commitments
                    - When issued and   - When issued and
                      delayed-            delayed-
                      delivery            delivery
                      transactions        transactions
                    - IPOs
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Derivatives       - Derivatives       - Active trading
  risks normally    - Credit quality    - Illiquidity       - Large cap         - Derivatives
  affect the        - Derivatives       - Market              companies         - Foreign exposure
  Portfolio?        - Foreign exposure    volatility        - Market            - Growth stocks
                    - Illiquidity       - Passively-managed   volatility        - Large cap
                    - Interest rate       strategy          - Securities          companies
                      fluctuations                            selection         - Market
                    - IPO investing                                               volatility
                    - Market                                                    - Medium sized
                      volatility                                                  companies
                    - Securities                                                - Securities
                      selection                                                   selection
------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                      PUTNAM GROWTH:                          SMALL COMPANY
                         VOYAGER           REAL ESTATE            VALUE          TELECOM UTILITY
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's       securities:         securities:           securities:         securities:
  principal           - common stock      - mid-cap stocks    - small-cap         - common stocks
  investments?                            - small-cap           stocks            - convertible
                                            stocks              (at least 80%)      securities
                                        - Fixed income                          - REITs
                                          securities:
                                          - preferred
                                            stocks
                                        - REITs
------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Foreign           - Fixed income      - Fixed income
  of investments      securities (up      securities          securities:         securities:
  or strategies       to 20%)           - Equity              - U.S.              - corporate
  may the           - Fixed income        securities:           government          bonds
  Portfolio use to    securities (up      - convertible         securities        - investment
  a significant       to 20%):              securities        - corporate debt      grade fixed
  extent?             - investment      - Fixed income          instruments         income
                        grade             securities:       - Equity                securities
                        securities        - corporate         securities:         - preferred
                      - junk bonds          bonds             - preferred           stocks
                                                                stocks
                                                            - Foreign
                                                              securities
                                                              (up to 25%)
------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Short-term        - Short-term
  of investments      investments         investments         investments         investments
  may the           - Currency          - Defensive         - Defensive         - Defensive
  Portfolio use as    transactions        investments         investments         investments
  part of           - Defensive         - U.S. government   - Borrowing for     - Options and
  efficient           investments         securities          temporary or        futures
  portfolio         - Borrowing for                           emergency         - Borrowing for
  management or to    temporary or                            purposes            temporary or
  enhance return?     emergency                               (up to 33 1/3%)     emergency
                      purposes                              - Securities          purposes (up to
                    - Options and                             lending             33 1/3%)
                      futures                                 (up to 33 1/3%)   - Securities
                    - Warrants                              - Illiquid            lending
                    - Hybrid                                  securities          (up to 33 1/3%)
                      instruments                             (up to 15%)       - Hybrid
                    - IPOs                                  - Forward             instruments
                    - Convertible                             commitments
                      securities                            - Registered
                    - Foreign                                 investment
                      securities:                             companies
                      - emerging                            - Firm commitments
                        markets                             - When issued and
                                                              delayed-
                                                              delivery
                                                              transactions
                                                            - REITs
                                                            - Equity
                                                              securities:
                                                              - convertible
                                                                securities
                                                              - warrants
                                                              - rights
------------------------------------------------------------------------------------------------------
  What additional   - Convertible       - Convertible       - Convertible       - Active trading
  risks normally      securities risk     securities risk     securities risk   - Convertible
  affect the        - Credit quality    - Foreign exposure  - Foreign exposure    securities risk
  Portfolio?        - Currency          - Interest rate     - Illiquidity       - Derivatives
                      volatility          fluctuations      - Interest rate     - Market
                    - Derivatives       - Market              fluctuations      volatility
                    - Emerging markets    volatility        - Market            - Real estate
                    - Foreign exposure  - Real estate         volatility          industry
                    - Growth stocks       industry          - Securities        - Securities
                    - Hedging           - Securities          selection           selection
                    - IPO investing       selection         - Small sized       - Utility industry
                    - Market            - Small and medium    companies
                    volatility            sized companies
                    - Securities
                      selection
                    - Small sized
                      companies
------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL       INTERNATIONAL
                     EMERGING MARKETS    GLOBAL EQUITIES       DIVERSIFIED      GROWTH AND INCOME
                                                                 EQUITIES
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities          securities          securities:
  principal           - small-cap         (at least 80%):     (at least 80%)      - large-cap
  investments?          stocks            - large-cap       - Foreign               stocks
                      - mid-cap stocks      stocks            securities            (foreign)
                    - Foreign             - mid-cap stocks                      - Foreign
                      securities:         - small-cap                             securities
                      - emerging            stocks
                      markets           - Foreign
                      (at least 80%)      securities
------------------------------------------------------------------------------------------------------
  What other types  - Hybrid            - Foreign           - Equity            - Equity
  of investments      instruments         securities:         securities:         securities:
  or strategies     - Equity swaps        - emerging          - convertible       - mid-cap stocks
  may the           - Options and           markets             securities          (foreign)
  Portfolio use to    futures                                 - warrants        - Foreign
  a significant                                               - rights            securities:
  extent?                                                   - Futures             - emerging
                                                            - Foreign               markets
                                                              securities:       - Fixed income
                                                              - emerging          securities
                                                                markets           (up to 20%):
                                                                                  - investment
                                                                                    grade
                                                                                    securities
                                                                                  - junk bonds (up
                                                                                    to 20%)
------------------------------------------------------------------------------------------------------
  What other types  - Illiquid          - Short-term        - Short-term        - Equity
  of investments      securities          investments         investments         securities:
  may the             (up to 15%)       - Currency          - Defensive           - small-cap
  Portfolio use as  - Borrowing for       transactions        investments           stocks
  part of             temporary or      - Defensive         - Currency              (foreign)
  efficient           emergency           investments         transactions        - large-cap
  portfolio           purposes          - Borrowing for     - Illiquid              stocks (U.S.)
  management or to    (up to 33 1/3%)     temporary or        securities        - Currency
  enhance return?   - Currency            emergency           (up to 15%)         transactions
                      transactions        purposes          - Options and       - Short-term
                    - Short term          (up to 33 1/3%)     futures             investments
                      investments       - Options and         (including        - Hybrid
                    - IPOs                futures             options on          instruments
                    - Fixed income                            indices - up to   - Equity swaps
                      securities:                             15%)              - IPOs
                      - junk bonds (up                      - Forward
                        to 5%)                                commitments
                                                            - Registered
                                                              investment
                                                              companies
                                                            - ETFs
                                                            - Firm commitment
                                                              agreements
                                                            - Securities
                                                              lending
                                                              (up to 33 1/3%)
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Active trading    - Active trading
  risks normally    - Currency          - Currency          - Convertible       - Credit quality
  affect the          volatility          volatility          securities risk   - Currency
  Portfolio?        - Derivatives       - Derivatives       - Currency            volatility
                    - Emerging markets  - Emerging markets    volatility        - Emerging markets
                    - Foreign exposure  - Foreign exposure  - Derivatives       - Foreign exposure
                    - Growth stocks     - Growth stocks     - Emerging markets  - Growth stocks
                    - Illiquidity       - Hedging           - Foreign exposure  - Hedging
                    - IPO investing     - Large cap         - Growth stocks     - IPO investing
                    - Market              companies         - Hedging           - Market
                      volatility        - Market            - Illiquidity         volatility
                    - Securities          volatility        - Market            - Securities
                      selection         - Securities          volatility          selection
                    - Small and medium    selection         - Sector risk       - Small and medium
                      sized companies   - Small and medium  - Securities          size companies
                                          sized companies     selection
------------------------------------------------------------------------------------------------------

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

                                                         SunAmerica Series Trust

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country, and is usually a bond issued by a non-European company for sale in Europe.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

SunAmerica Series Trust

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

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                                       51
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INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

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                                       52
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SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the

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                                       53
contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

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PASSIVELY MANAGED STRATEGY:  A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from

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                                       55
various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

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--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Cash Management Portfolio...................................  0.49%
Corporate Bond Portfolio....................................  0.55%
Davis Venture Value Portfolio...............................  0.71%
"Dogs" of Wall Street Portfolio.............................  0.60%
Emerging Markets Portfolio..................................  1.20%
Equity Income Portfolio.....................................  0.65%
Equity Index Portfolio......................................  0.40%
Federated American Leaders Portfolio........................  0.69%
Global Bond Portfolio.......................................  0.68%
Global Equities Portfolio...................................  0.79%
Growth-Income Portfolio.....................................  0.56%
High-Yield Bond Portfolio...................................  0.62%
International Diversified Equities Portfolio................  0.94%
International Growth and Income Portfolio...................  0.93%
Putnam Growth: Voyager Portfolio............................  0.83%
Real Estate Portfolio.......................................  0.77%
Small Company Value Portfolio...............................  1.00%

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                                       57
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
                         PORTFOLIO                             FEE
                         ---------                            -----
SunAmerica Balanced Portfolio...............................  0.63%
Telecom Utility Portfolio...................................  0.75%
Worldwide High Income Portfolio.............................  0.80%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The "Dogs" of Wall Street Portfolio is managed by Steve A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager of AIG SAAMCo joined the firm in April 2004. Prior to joining AIG SAAMCo, Mr. Neimeth was a Portfolio Manager of the Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a Portfolio Manager and Research Analyst at Bear Stearns Asset Management.

The High Yield Bond Portfolio is managed by Greg Braun. Mr. Braun joined AIG SAAMCo in 2002 as a Portfolio Manager. In addition to his position with AIG SAAMCo, Mr. Braun is currently a Managing Director and Portfolio Manager-CDO/Mutual Funds of AIG Global Investment Corp. (AIGGIC). Prior to joining AIGGIC in 2001, Mr. Braun was a Senior Credit Analyst with American General Investment Management, L.P. from 1996 to 2001. Mr. Braun holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

Alliance Growth Portfolio
Growth-Income Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

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                                       58
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The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior
Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined Alliance in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

Davis Venture Value Portfolio
Real Estate Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

Equity Income Portfolio
Equity Index Portfolio

FAF ADVISORS, INC. (FAF)is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2005, FAF had more than $124.3 billion in assets under management.

The Equity Income Portfolio is managed by Cori B. Johnson and Gerald C. Bren. Ms. Johnson joined FAF in 1991 and is currently a Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Bren joined FAF in 1972 and is a Portfolio Manager. He holds the Chartered Financial Analyst designation.

The Equity Index Portfolio is managed by Walter French. Mr. French joined FAF in 1999 and is currently the director of FAF's Quantitative Group and is an Equity Index and Enhanced Index Portfolio Manager.

                                                         SunAmerica Series Trust
                                       59
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Corporate Bond Portfolio
Federated American Leaders Portfolio
Telecom Utility Portfolio

FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA (COLLECTIVELY, FEDERATED) are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio, and Federated Equity Management Company of Pennsylvania became Subadviser for the Telecom Utility Portfolio and the Federated American Leaders Portfolio. Previously, the Subadviser for each of these Portfolios was Federated Investment Counseling. Both the new Subadvisers and the previous Subadviser are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser entities did not change the portfolio managers for the three Portfolios. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2005, Federated and affiliated companies had approximately $213 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Nathan H. Kehm, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Kehm joined Federated in 1997 and is currently a Vice President and Portfolio Manager. Mr. Kehm holds the Chartered Financial Analyst designation. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

The Federated American Leaders Portfolio is managed by Kevin R. McCloskey and William Dierker. Mr. McCloskey joined Federated in 1999 and is currently a Vice President and Portfolio Manager. Mr. McCloskey holds the Chartered Financial Analyst designation. Mr. Dierker joined Federated in September 2004 and is currently a Senior Portfolio Manager and Senior Vice President. Prior to joining Federated, he was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as Vice President, Equity Securities with Nationwide Insurance Enterprise from September 1999 to January 2002, and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker holds the Chartered Financial Analyst designation.

The Telecom Utility Portfolio is managed by John L. Nichol. Mr. Nichol joined Federated in September 2000 and is currently a Vice President and Portfolio Manager.

Small Company Value Portfolio

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Franklin Templeton Investments managed approximately $464.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Back-up portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice

SunAmerica Series Trust

President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

Global Bond Portfolio

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2005, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

Global Equities Portfolio
SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

International Diversified Equities Portfolio
Worldwide High Income Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

                                                         SunAmerica Series Trust

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. Members of the High Yield Team include Gordon W. Loery and Joshua Givelber. Mr. Loery is an Executive Director and Portfolio Manager of MSIM Inc. Mr. Loery joined Morgan Stanley & Co. Incorporated (Morgan Stanley), a MSIM Inc. affiliate, in 1990 as a fixed income analyst and has been a Portfolio Manager with MSIM Inc.'s affiliate Miller Anderson & Sherrerd, LLP
(MAS) since 1996. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

Emerging Markets Portfolio
International Growth and Income Portfolio
Putnam Growth: Voyager Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Analyst on Putnam's Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience.

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

The Putnam: Growth Voyager Portfolio is managed by the following portfolio managers: Kelly A. Morgan and Robert E. Ginsberg. Ms. Morgan is a Managing Director and Chief Investment Officer of Putnam's Large-Cap Growth team, and is a portfolio leader for other Putnam funds. Ms. Morgan joined Putnam in 1996 and has 16 years of investment experience. Ms. Morgan is a co-Portfolio Leader. Mr. Ginsberg is a Managing Director and a portfolio leader, as well as a portfolio member, for several Putnam funds. Mr. Ginsberg joined Putnam in 2004 and has 7 years of investment experience. Before joining Putnam, he was a Portfolio Manager and Senior Equity Analyst with Delaware Investments from 1997 to 2004. Mr. Ginsberg holds the Chartered Financial Analyst designation. In addition, he is the other co-Portfolio Leader.

SunAmerica Series Trust

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy

                                                         SunAmerica Series Trust
of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 Shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                                Corporate Bond Portfolio Class 1
      01/31/02      11.22       0.84         (0.26)          0.58         (0.63)            --          (0.63)       11.17
      01/31/03      11.17       0.80         (0.02)          0.78         (0.71)            --          (0.71)       11.24
      01/31/04      11.24       0.69          0.71           1.40         (0.72)            --          (0.72)       11.92
      01/31/05      11.92       0.65          0.07           0.72         (0.62)            --          (0.62)       12.02
      01/31/06      12.02       0.62         (0.44)          0.18         (0.55)            --          (0.55)       11.65
                                                 Global Bond Portfolio Class 1
      01/31/02      11.21       0.43          0.02           0.45         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.42          0.25           0.67         (0.18)         (0.15)         (0.33)       10.97
      01/31/04      10.97       0.36          0.05           0.41            --             --             --        11.38
      01/31/05      11.38       0.32          0.18           0.50            --          (0.14)         (0.14)       11.74
      01/31/06      11.74       0.28          0.06           0.34         (0.38)         (0.06)         (0.44)       11.64
                                               High-Yield Bond Portfolio Class 1
      01/31/02       9.08      $0.98         (1.94)         (0.96)        (1.11)        $   --         $(1.11)        7.01
      01/31/03       7.01       0.63         (0.98)         (0.35)        (0.99)            --          (0.99)        5.67
      01/31/04       5.67       0.58          1.21           1.79         (0.46)            --          (0.46)        7.00
      01/31/05       7.00       0.61          0.35           0.96         (0.66)            --          (0.66)        7.30
      01/31/06       7.30       0.57          0.16           0.73         (0.77)            --          (0.77)        7.26
                                            Worldwide High Income Portfolio Class 1
      01/31/02       9.74       0.93         (1.85)         (0.92)        (1.17)            --          (1.17)        7.65
      01/31/03       7.65       0.67         (0.72)         (0.05)        (1.06)            --          (1.06)        6.54
      01/31/04       6.54       0.52          1.11           1.63         (0.63)            --          (0.63)        7.54
      01/31/05       7.54       0.56          0.07           0.63         (0.49)            --          (0.49)        7.68
      01/31/06       7.68       0.52          0.10           0.62         (0.63)            --          (0.63)        7.67
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02      17.64      $0.31         (3.12)         (2.81)        (0.33)         (0.48)         (0.81)       14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               Cash Management Portfolio Class 1
      01/31/02       3.48%   $600,741     0.52%               3.31%      --%
      01/31/03       1.22     457,994      0.52               1.37       --
      01/31/04       0.72     244,351      0.54               0.69       --
      01/31/05       0.86     227,570      0.56               0.90       --
      01/31/06       3.04     191,254      0.54               2.91       --
                                Corporate Bond Portfolio Class 1
      01/31/02       5.27     258,912      0.67               7.41       83(2)
      01/31/03       7.17     263,378      0.65               7.17       46(2)
      01/31/04      12.67     277,860      0.64               5.89       48(2)
      01/31/05       6.18     279,090      0.63               5.46       33(2)
      01/31/06       1.60     280,564      0.62               5.23       44
                                 Global Bond Portfolio Class 1
      01/31/02       4.03     145,556      0.81               3.84      193
      01/31/03       6.36     132,160      0.80               3.89       66
      01/31/04       3.74     114,854      0.82               3.17      115
      01/31/05       4.38     102,785      0.83               2.79       86
      01/31/06       2.98      97,472      0.83               2.39      164
                               High-Yield Bond Portfolio Class 1
      01/31/02     (10.11)   $255,845      0.71              12.18      148(2)
      01/31/03      (3.92)    221,410      0.75              10.09      121(2)
      01/31/04      32.41     311,063      0.73               9.09      125(2)
      01/31/05      14.59     269,008      0.72               8.66       88(2)
      01/31/06      10.65     242,766      0.74(1)            7.75(1)     71
                            Worldwide High Income Portfolio Class 1
      01/31/02      (8.61)     93,599      1.11(1)           10.97(1)    139(2)
      01/31/03       0.45      77,847      1.15               9.55      103(2)
      01/31/04      25.40      92,530      1.15               7.16      149(2)
      01/31/05       8.64      86,357      1.13               7.37       90(2)
      01/31/06       8.49      80,462      0.97               6.69       48
                             SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)   $471,194      0.66               2.00      322(2)
      01/31/03     (14.95)    310,531      0.68               1.91      611(2)
      01/31/04      18.51     318,419      0.69               1.45      187(2)
      01/31/05       4.52     275,323      0.72(4)            2.03(4)    192(2)
      01/31/06       4.55(3)  224,250      0.73(4)            2.16(4)    227

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1)  Gross of custody credits of 0.01%, for the periods ending
        January 31, 2002 and January 31, 2006.
   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                               -------------------------
                                                                      2002   2003   2004
                                                               -------------------------
      Corporate Bond.........................................   83%    45%    46%    32%
      High-Yield Bond........................................  148    121    125     88
      Worldwide High Income..................................  139    103    149     90
      SunAmerica Balanced....................................  322    611    186    192

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
   (4) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                               -------------------------
                                                               1/03   1/04   1/05   1/06
                                                               -------------------------
      SunAmerica Balanced Class 1............................   --%    --%   0.00%  0.02%

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------------
                    NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                   ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                   VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
       PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED    OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      -------------------------------------------------------------------------------------------------------------------
                                               Telecom Utility Portfolio Class 1
      01/31/02    $12.39      $0.70        $(2.70)        $(2.00)       $(0.38)        $   --         $(0.38)      $10.01
      01/31/03     10.01       0.41         (2.71)         (2.30)        (0.87)            --          (0.87)        6.84
      01/31/04      6.84       0.36          1.25           1.61         (0.48)            --          (0.48)        7.97
      01/31/05      7.97       0.34          0.75           1.09         (0.41)            --          (0.41)        8.65
      01/31/06      8.65       0.32          0.60           0.92         (0.39)            --          (0.39)        9.18
                                                Equity Income Portfolio Class 1
      01/31/02     11.71       0.21         (0.85)         (0.64)        (0.19)            --          (0.19)       10.88
      01/31/03     10.88       0.18         (2.15)         (1.97)        (0.19)            --          (0.19)        8.72
      01/31/04      8.72       0.13          2.61           2.74         (0.17)            --          (0.17)       11.29
      01/31/05     11.29       0.15          0.40           0.55         (0.15)            --          (0.15)       11.69
      01/31/06     11.69       0.13          1.11           1.24         (0.21)         (0.08)         (0.29)       12.64
                                                Equity Index Portfolio Class 1
      01/31/02     11.70       0.08         (2.02)         (1.94)        (0.08)         (0.09)         (0.17)        9.59
      01/31/03      9.59       0.09         (2.33)         (2.24)        (0.08)            --          (0.08)        7.27
      01/31/04      7.27       0.10          2.34           2.44         (0.09)            --          (0.09)        9.62
      01/31/05      9.62       0.14          0.40           0.54         (0.11)            --          (0.11)       10.05
      01/31/06     10.05       0.14          0.84           0.98         (0.17)            --          (0.17)       10.86
                                                Growth-Income Portfolio Class 1
      01/31/02     29.05       0.15         (6.00)         (5.85)        (0.19)         (1.26)         (1.45)       21.75
      01/31/03     21.75       0.16         (4.86)         (4.70)        (0.17)            --          (0.17)       16.88
      01/31/04     16.88       0.13          5.43           5.56         (0.19)            --          (0.19)       22.25
      01/31/05     22.25       0.10          1.06           1.16         (0.16)            --          (0.16)       23.25
      01/31/06     23.25       0.14          3.11           3.25         (0.14)            --          (0.14)       26.36
                                         Federated American Leaders Portfolio Class 1
      01/31/02     16.72       0.16         (1.44)         (1.28)        (0.21)         (0.39)         (0.60)       14.84
      01/31/03     14.84       0.19         (3.27)         (3.08)        (0.15)            --          (0.15)       11.61
      01/31/04     11.61       0.21          3.63           3.84         (0.21)            --          (0.21)       15.24
      01/31/05     15.24       0.23          0.82           1.05         (0.23)            --          (0.23)       16.06
      01/31/06     16.06       0.25          1.09           1.34         (0.26)            --          (0.26)       17.14

      ---------  --------------------------------------------------------------
                               NET        RATIO OF     RATIO OF NET
                              ASSETS     EXPENSES TO    INVESTMENT
                              END OF       AVERAGE      INCOME TO
       PERIOD     TOTAL       PERIOD         NET       AVERAGE NET    PORTFOLIO
        ENDED    RETURN**     (000S)       ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------------------------------
                               Telecom Utility Portfolio Class 1
      01/31/02    (16.46)%  $   84,766      0.85%(1)       6.09%(1)      102%
      01/31/03    (22.90)       52,982      0.95(3)        4.82(3)       123
      01/31/04     24.12        50,898      0.98(3)        4.83(3)        19
      01/31/05     14.11        50,866      0.97(3)        4.10(3)        29
      01/31/06     10.90        43,498      0.91(3)        3.54(3)         6
                                Equity Income Portfolio Class 1
      01/31/02     (5.44)        8,060      0.95(2)        1.89(2)        30
      01/31/03    (18.06)        6,449      1.13(2)        1.84(2)        74
      01/31/04     31.51         8,715      1.35(2)        1.35(2)        27
      01/31/05      4.95         7,164      1.35(2)        1.28(2)        23
      01/31/06     10.80         5,801      1.35(2)(4)     1.09(2)(4)     17
                                 Equity Index Portfolio Class 1
      01/31/02    (16.57)       51,434      0.55(2)        0.80(2)         5
      01/31/03    (23.31)       37,586      0.55(2)        1.07(2)         4
      01/31/04     33.68        49,616      0.55(2)        1.19(2)         1
      01/31/05      5.65        46,789      0.55(2)        1.42(2)         4
      01/31/06      9.86        41,634      0.55(2)(4)     1.32(2)(4)      2
                                Growth-Income Portfolio Class 1
      01/31/02    (19.96)    1,450,218      0.58           0.62           56
      01/31/03    (21.61)      877,271      0.59(3)        0.79(3)        45
      01/31/04     33.04       981,864      0.64(3)        0.62(3)        56
      01/31/05      5.25       831,173      0.64(3)        0.43(3)        44
      01/31/06     14.05       715,382      0.61(3)        0.58(3)        36
                          Federated American Leaders Portfolio Class 1
      01/31/02     (7.53)      270,692      0.76           1.05           33
      01/31/03    (20.76)      191,653      0.76(3)        1.41(3)        32
      01/31/04     33.25       224,293      0.84(3)        1.55(3)        31
      01/31/05      6.95(5)    203,016      0.80(3)        1.47(3)        54
      01/31/06      8.50       176,962      0.76(3)        1.46(3)        55

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1)  Gross of custody credits of 0.01%
   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES                         NET INVESTMENT INCOME (LOSS)
                                               ---------------------------------------    ---------------------------------------
                                               1/02    1/03    1/04    1/05     1/06      1/02    1/03    1/04    1/05     1/06
                                               ---------------------------------------    ---------------------------------------
       Equity Income Class 1.................  1.91%   1.54%   1.77%   1.81%   1.90%(1)   0.93%   1.43%   0.93%   0.82%   0.54%(1)
       Equity Index Class 1..................  0.59    0.58    0.62    0.63    0.63       0.76    1.04    1.12    1.34    1.24

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                   ----------------------------
                                                   1/03    1/04    1/05    1/06
                                                   ----------------------------
       Telecom Utility Class 1...................  0.07%   0.04%   0.01%   0.03%
       Growth-Income Class 1.....................  0.01    0.04    0.03    0.01
       Federated American Leaders Class 1........  0.01    0.07    0.04    0.05

   (4)  Net of custody credits of 0.01%
   (5) The Portfolios performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12        $(4.78)        $(4.66)       $(0.13)        $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)        (0.12)            --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68         (0.17)            --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44         (0.22)            --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53         (0.28)            --          (0.28)       29.19
                                            "Dogs" of Wall Street Portfolio Class 1
      01/31/02       9.02       0.20          0.36           0.56         (0.20)            --          (0.20)        9.38
      01/31/03       9.38       0.22         (1.44)         (1.22)        (0.17)            --          (0.17)        7.99
      01/31/04       7.99       0.24          2.07           2.31         (0.24)            --          (0.24)       10.06
      01/31/05      10.06       0.21          0.35           0.56         (0.25)            --          (0.25)       10.37
      01/31/06      10.37       0.24          0.04           0.28         (0.26)         (0.02)         (0.28)       10.37
                                               Alliance Growth Portfolio Class 1
      01/31/02      28.20       0.04         (6.61)         (6.57)           --          (2.22)         (2.22)       19.41
      01/31/03      19.41       0.03         (5.87)         (5.84)        (0.04)            --          (0.04)       13.53
      01/31/04      13.53       0.05          4.30           4.35         (0.04)            --          (0.04)       17.84
      01/31/05      17.84       0.06          0.24           0.30         (0.06)            --          (0.06)       18.08
      01/31/06      18.08       0.02          5.07           5.09         (0.08)            --          (0.08)       23.09
                                            Putnam Growth: Voyager Portfolio Class 1
      01/31/02      20.85       0.02         (5.39)         (5.37)           --          (0.59)         (0.59)       14.89
      01/31/03      14.89       0.03         (3.87)         (3.84)        (0.02)            --          (0.02)       11.03
      01/31/04      11.03       0.01          3.24           3.25         (0.03)            --          (0.03)       14.25
      01/31/05      14.25       0.07         (0.18)         (0.11)        (0.02)            --          (0.02)       14.12
      01/31/06      14.12       0.00          1.60           1.60         (0.09)            --          (0.09)       15.63

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET       AVERAGE NET    PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------------------------------
                              Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050      0.76%          0.49%          30%
      01/31/03     (15.79)    1,612,985      0.75           0.81           17
      01/31/04      38.95     2,004,101      0.77           1.03           13
      01/31/05      10.35     1,913,355      0.79(1)        1.03(1)         9
      01/31/06      13.71     1,819,150      0.76(1)        1.04(1)        14
                             "Dogs" of Wall Street Portfolio Class 1
      01/31/02       6.34       112,588      0.71           2.22           35
      01/31/03     (13.07)       99,103      0.69           2.42           67
      01/31/04      29.27       105,109      0.71           2.67           56
      01/31/05       5.67        92,258      0.71           2.05           30
      01/31/06       2.91        68,668      0.70(1)        2.26(1)        26
                                Alliance Growth Portfolio Class 1
      01/31/02     (23.05)    1,928,115      0.65           0.17           86
      01/31/03     (30.08)    1,007,655      0.65(1)        0.19(1)        51
      01/31/04      32.17     1,105,466      0.68(1)        0.27(1)        63
      01/31/05       1.68       873,722      0.70(1)        0.31(1)        82
      01/31/06      28.23       878,869      0.66(1)        0.10(1)        66
                             Putnam Growth: Voyager Portfolio Class 1
      01/31/02     (25.71)      486,747      0.82           0.11           94
      01/31/03     (25.77)      271,199      0.86(1)        0.19(1)       120
      01/31/04      29.51       288,148      0.93(1)        0.08(1)        56
      01/31/05      (0.78)      232,556      0.93(1)        0.48(1)        71
      01/31/06      11.40       201,063      0.92(1)(2)    (0.04)(1)(2)   116

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                   -------------------------
                                                   1/03   1/04   1/05   1/06
                                                   -------------------------
       Davis Venture Value Class 1...............   --%    --%   0.00%  0.01%
       "Dogs" of Wall Street Class 1.............   --     --     --    0.00
       Alliance Growth Class 1...................  0.00   0.02   0.03   0.02
       Putnam Growth: Voyager Class 1............  0.01   0.04   0.02   0.04

   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                                    NET INVESTMENT
                                                                     EXPENSES       INCOME (LOSS)
                                                                     -----------------------------
                                                                       1/06              1/06
                                                                     -----------------------------
       Putnam Growth: Voyager Portfolio Class 1....................    0.95%(1)         (0.01)%(1)

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS       DIVIDENDS      DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM     DECLARED       FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET          FROM NET       REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       RETURN OF       GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME          CAPITAL      INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------------
                                                     Real Estate Portfolio Class 1
      01/31/02     $10.40     $ 0.56        $ 0.16         $ 0.72        $(0.32)             --         $   --         $(0.32)
      01/31/03      10.80       0.55         (0.18)          0.37         (0.28)             --             --          (0.28)
      01/31/04      10.89       0.50          4.58           5.08         (0.35)             --             --          (0.35)
      01/31/05      15.62       0.41          2.63           3.04         (0.47)             --             --          (0.47)
      01/31/06      18.19       0.34          5.00           5.34         (0.42)             --          (1.55)         (1.97)
                                                 Small Company Value Portfolio Class 1
      01/31/02      10.44      (0.04)         0.66           0.62            --              --          (0.29)         (0.29)
      01/31/03      10.77      (0.04)        (1.53)         (1.57)           --              --          (0.60)         (0.60)
      01/31/04       8.60      (0.03)         3.58           3.55            --              --             --             --
      01/31/05      12.15       0.09          2.70           2.79            --              --             --             --
      01/31/06      14.94       0.00          3.21           3.21         (0.11)             --          (0.94)         (1.05)
                                                  Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)        (0.05)             --          (3.09)         (3.14)
      01/31/03       8.84      (0.02)        (2.13)         (2.15)        (0.02)          (0.00)            --          (0.02)
      01/31/04       6.67      (0.03)         2.22           2.19            --              --             --             --
      01/31/05       8.86      (0.02)         1.26           1.24            --              --             --             --
      01/31/06      10.10       0.01          1.50           1.51            --              --             --             --

      ----------  -------------------------------------------------------------
                   NET                  NET       RATIO OF       RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO      INVESTMENT
                  VALUE                END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD    END OF    TOTAL      PERIOD        NET         AVERAGE NET
        ENDED     PERIOD   RETURN**    (000S)      ASSETS           ASSETS        PORTFOLIO
      ----------  -------------------------------------------------------------   TURNOVER
                                        Real Estate Portfolio Class 1
      01/31/02    $10.80      7.12%   $ 85,794      0.92%            5.32%            62%
      01/31/03     10.89      3.41      95,829      0.89             4.89             52
      01/31/04     15.62     47.02     139,355      0.88             3.76             18
      01/31/05     18.19     19.58     154,304      0.86(3)          2.38(3)          33
      01/31/06     21.56     31.37     165,987      0.85(3)          1.69(3)          23
                              Small Company Value Portfolio Class 1
      01/31/02     10.77      6.29       6,056      1.40(1)(2)      (0.37)(1)(2)      54
      01/31/03      8.60    (14.54)      5,782      1.49(2)         (0.41)(2)        124
      01/31/04     12.15     41.28       8,562      1.60(2)         (0.31)(2)         22
      01/31/05     14.94     22.96      10,462      1.60(2)          0.66(2)          22
      01/31/06     17.10     22.64      10,218      1.60(2)          0.01(2)          16
                                     Aggressive Growth Portfolio Class 1
      01/31/02      8.84    (31.71)    293,084      0.75             0.21            229
      01/31/03      6.67    (24.28)    156,449      0.77            (0.24)           150
      01/31/04      8.86     32.83     198,390      0.79            (0.39)           103
      01/31/05     10.10     14.00     189,042      0.80(3)         (0.26)(3)         89
      01/31/06     11.61     14.95     174,880      0.79(3)          0.05(3)         121

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%).
   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES
                                            ---------------------------------------------
                                            1/02      1/03      1/04      1/05      1/06
                                            ---------------------------------------------
       Small Company Value Class 1........  2.08%     2.08%     2.27%     2.00%     1.82%

                                                 NET INVESTMENT INCOME (LOSS)
                                     ----------------------------------------------------
                                     1/02        1/03        1/04        1/05       1/06
                                     ----------------------------------------------------
       Small Company Value Class 1.  (1.93)%     (0.99)%     (0.98)%     0.26%      (0.21)%+

   (3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                     ----    ----
                                                                     1/05    1/06
                                                                     ----    ----
       Real Estate Class 1.........................................  0.00%   0.00%
       Aggressive Growth Class 1...................................  0.00    0.05

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS     DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM   DECLARED     FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET        FROM NET     REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT     RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME        CAPITAL    INVESTMENTS   DISTRIBUTIONS
      -----------------------------------------------------------------------------------------------------------------------
                                         International Growth and Income Portfolio Class 1
      01/31/02     $12.51     $ 0.09        $(3.05)        $(2.96)       $(0.03)           --       $(0.45)        $(0.48)
      01/31/03       9.07       0.09         (1.96)         (1.87)        (0.05)           --           --          (0.05)
      01/31/04       7.15       0.12          3.06           3.18         (0.12)           --           --          (0.12)
      01/31/05      10.21       0.09          1.57           1.66         (0.14)           --           --          (0.14)
      01/31/06      11.73       0.21          2.50           2.71         (0.11)           --           --          (0.11)
                                                 Global Equities Portfolio Class 1
      01/31/02      17.53       0.02         (4.90)         (4.88)        (0.01)           --        (2.15)         (2.16)
      01/31/03      10.49       0.02         (2.64)         (2.62)           --            --           --             --
      01/31/04       7.87       0.02          2.68           2.70         (0.02)           --           --          (0.02)
      01/31/05      10.55       0.03          0.64           0.67         (0.03)           --           --          (0.03)
      01/31/06      11.19       0.08          2.90           2.98         (0.03)           --           --          (0.03)
                                       International Diversified Equities Portfolio Class 1
      01/31/02      10.76       0.07         (2.94)         (2.87)           --            --        (0.65)         (0.65)
      01/31/03       7.24       0.07         (2.13)            --            --            --           --             --
      01/31/04       5.18       0.07          1.96           2.03         (0.28)           --           --          (0.28)
      01/31/05       6.93       0.06          0.83           0.89         (0.15)           --           --          (0.15)
      01/31/06       7.67       0.12          1.71           1.83         (0.13)           --           --          (0.13)
                                                Emerging Markets Portfolio Class 1
      01/31/02       7.81       0.03         (0.95)         (0.92)        (0.02)           --        (0.08)         (0.10)
      01/31/03       6.79       0.02         (0.74)         (0.72)        (0.02)        (0.00)          --          (0.02)
      01/31/04       6.05       0.10          3.59           3.69            --            --           --             --
      01/31/05       9.74       0.09          1.83           1.92         (0.11)           --           --          (0.11)
      01/31/06      11.55       0.22          5.99           6.21         (0.05)           --           --          (0.05)

      ----------  --------------------------------------------------------------------------
                   NET                   NET       RATIO OF       RATIO OF NET
                  ASSET                 ASSETS    EXPENSES TO      INVESTMENT
                  VALUE                 END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD    END OF     TOTAL      PERIOD        NET         AVERAGE NET      PORTFOLIO
        ENDED     PERIOD   RETURN**     (000S)      ASSETS           ASSETS        TURNOVER
      ----------  --------------------------------------------------------------------------
                              International Growth and Income Portfolio Class 1
      01/31/02    $ 9.07     (23.67)%  $289,084      1.20%            0.84%           148%
      01/31/03      7.15     (20.66)    177,883      1.22             1.08            264
      01/31/04     10.21      44.71     232,740      1.25(1)          1.41(1)         108
      01/31/05     11.73      16.37     262,167      1.24(1)          0.79(1)          67
      01/31/06     14.33      23.25     283,464      1.10(1)          1.68(1)          79
                                      Global Equities Portfolio Class 1
      01/31/02     10.49     (27.72)    409,626      0.87             0.14             75
      01/31/03      7.87     (24.98)    221,301      0.93(1)          0.19(1)          71
      01/31/04     10.55      34.39     248,468      0.95(1)          0.23(1)          83
      01/31/05     11.19       6.41     206,639      0.98(1)          0.29(1)          67
      01/31/06     14.14      26.72     217,409      0.91(1)          0.62(1)         161
                             International Diversified Equities Portfolio Class 1
      01/31/02      7.24     (27.07)    309,703      1.23             0.84             29
      01/31/03      5.18     (28.45)    156,911      1.22             0.97             48
      01/31/04      6.93      39.76     196,843      1.23             1.13             49
      01/31/05      7.67      13.10     183,649      1.25(1)          0.86(1)          25
      01/31/06      9.37      24.08     190,263      1.11             1.42             19
                                      Emerging Markets Portfolio Class 1
      01/31/02      6.79     (11.49)     82,624      1.53             0.51            113
      01/31/03      6.05     (10.63)     63,377      1.53             0.43            118
      01/31/04      9.74      60.99     104,999      1.66(1)          1.27(1)         112
      01/31/05     11.55      19.92     110,010      1.60(1)          0.89(1)          76
      01/31/06     17.71      53.84     177,187      1.51(1)          1.58(1)         147

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                ----------------------------
                                                                1/03    1/04    1/05    1/06
                                                                ----------------------------
       International Growth and Income Class 1................   --%    0.05%   0.02%   0.03%
       Global Equities Class 1................................  0.00    0.03    0.03    0.02
       International Diversified Equities Class 1.............   --      --     0.00%     --
       Emerging Markets Class 1...............................   --     0.11    0.03    0.10

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 1 SHARES)

                  --    Aggressive Growth Portfolio
                  --    Alliance Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Cash Management Portfolio
                  --    Davis Venture Value Portfolio
                  --    Emerging Markets Portfolio
                  --    Global Bond Portfolio
                  --    Global Equities Portfolio
                  --    Growth-Income Portfolio
                  --    International Growth and Income Portfolio
                  --    MFS Massachusetts Investors Trust Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    MFS Total Return Portfolio
                  --    Putnam Growth: Voyager Portfolio
                  --    SunAmerica Balanced Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3
  Q&A.......................................................      3
EXPENSE SUMMARY.............................................     24
ACCOUNT INFORMATION.........................................     27
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     30
  Investment Strategies.....................................     30
GLOSSARY....................................................     35
  Investment Terminology....................................     35
  Risk Terminology..........................................     39
MANAGEMENT..................................................     42
  Information About the Investment Adviser and Manager......     42
     AIG SunAmerica Asset Management Corp...................     42
       Aggressive Growth Portfolio..........................     42
       Blue Chip Growth Portfolio...........................     43
  Information About the Subadvisers.........................     43
     AllianceBernstein L.P. ................................     43
       Alliance Growth Portfolio............................     43
       Growth-Income Portfolio..............................     43
     Columbia Management Advisers, LLC......................     43
       Cash Management Portfolio............................     43
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....     44
       Davis Venture Value Portfolio........................     44
     Goldman Sachs Asset Management International...........     44
       Global Bond Portfolio................................     44
     J.P. Morgan Investment Management Inc..................     44
       Global Equities Portfolio............................     44
       SunAmerica Balanced Portfolio........................     44
     Massachusetts Financial Services Company...............     45
       MFS Massachusetts Investors Trust Portfolio..........     45
       MFS Mid-Cap Growth Portfolio.........................     45
       MFS Total Return Portfolio...........................     45
     Putnam Investment Management, LLC......................     45
       Emerging Markets Portfolio...........................     45
       International Growth and Income Portfolio............     46
       Putnam: Growth Voyager Portfolio.....................     46
     Information about the Distributor......................     46
     Payments in Connection with Distribution...............     46
     Custodian, Transfer and Dividend Paying Agent..........     46
     Legal Proceedings......................................     46
FINANCIAL HIGHLIGHTS........................................     48
FOR MORE INFORMATION........................................     52

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series ("Portfolios"), fifteen of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 30, and the glossary that follows on page 35.


                             Q&A
FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Global Bond Portfolio    high total return,         invests, under normal circumstances,
                           emphasizing current        at least 80% of net assets in high
                           income and, to a lesser    quality fixed income securities of
                           extent, capital            U.S. and foreign issuers and
                           appreciation               transactions in foreign currencies
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                            BALANCED OR ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  MFS Total Return         reasonable current         invests primarily in common stocks
  Portfolio                income, long-term          and fixed income securities, with an
                           capital growth and         emphasis on income-producing
                           conservation of capital    securities that appear to have some
                                                      potential for capital enhancement
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.



-----------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Blue Chip Growth         capital appreciation       invests, under normal circumstances,
  Portfolio                                           at least 80% of net assets in common
                                                      stocks that demonstrate the potential
                                                      for capital appreciation, issued by
                                                      large-cap companies
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  Growth-Income            growth of capital and      invests primarily in common stocks or
  Portfolio                income                     securities that demonstrate the
                                                      potential for appreciation and/or
                                                      dividends
-----------------------------------------------------------------------------------------------
  MFS Massachusetts        reasonable current         invests primarily in equity
  Investors Trust          income and long-term       securities
  Portfolio                growth of capital and
                           income
-----------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-----------------------------------------------------------------------------------------------
  Putnam Growth: Voyager   capital appreciation       invests primarily in common stocks of
  Portfolio                                           U.S. companies, with a focus on
                                                      growth stocks issued by companies the
                                                      Subadviser believes have
                                                      above-average growth potential and
                                                      whose earnings are likely to increase
                                                      over time
-----------------------------------------------------------------------------------------------

SunAmerica Series Trust

INTERNATIONAL PORTFOLIOS
typically seek capital
appreciation by
investing significantly
in securities traded in
markets outside the U.S.


AN "EMERGING MARKET"
COUNTRY is generally a
country with a low or
middle income economy or
that is in the early
stages of its
industrialization cycle.

-------------------------------------------------------------------------------------------------
                                    INTERNATIONAL PORTFOLIOS
-------------------------------------------------------------------------------------------------
       PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------
  Emerging Markets         long-term capital          invests, under normal circumstances, at
  Portfolio                appreciation               least 80% of net assets in common
                                                      stocks and other equity securities of
                                                      companies that its Subadviser believes
                                                      have above-average growth prospects
                                                      primarily in emerging markets outside
                                                      the U.S.
-------------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the potential
                                                      for appreciation and engages in
                                                      transactions in foreign currencies;
                                                      under normal circumstances, at least
                                                      80% of net assets of the Portfolio will
                                                      be invested in equity securities
-------------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by the
                                                      market and offers a potential for
                                                      income
-------------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 30 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, DAVIS VENTURE VALUE, EMERGING MARKETS, GLOBAL EQUITIES, GROWTH-INCOME, INTERNATIONAL GROWTH AND INCOME, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH and PUTNAM GROWTH: VOYAGER PORTFOLIOS invest primarily in equity securities. In addition, the MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, EMERGING MARKETS, GLOBAL EQUITIES, GROWTH-INCOME, INTERNATIONAL GROWTH AND INCOME, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH and PUTNAM GROWTH: VOYAGER PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE, GLOBAL EQUITIES and MFS TOTAL RETURN PORTFOLIOS.

    Risks of Investing in Bonds

    The GLOBAL BOND PORTFOLIO invests primarily in bonds. In addition, the MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS may invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In


                                                         SunAmerica Series Trust
    addition, individual bonds selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The INTERNATIONAL GROWTH AND INCOME, MFS MID-CAP GROWTH, MFS TOTAL RETURN and SUNAMERICA BALANCED PORTFOLIOS may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the EMERGING MARKETS, GLOBAL BOND, GLOBAL EQUITIES, and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The EMERGING MARKETS PORTFOLIO invests significantly in emerging market countries. In addition, the GLOBAL BOND, GLOBAL EQUITIES, INTERNATIONAL GROWTH AND INCOME, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, MFS TOTAL RETURN and PUTMAN GROWTH:
    VOYAGER PORTFOLIOS may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH, EMERGING MARKETS, INTERNATIONAL GROWTH AND INCOME and PUTNAM GROWTH:
    VOYAGER PORTFOLIOS.

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND PORTFOLIO is organized as "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

SunAmerica Series Trust

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                   12.35%
1998                                                                   17.43%
1999                                                                   84.66%
2000                                                                  -15.25%
2001                                                                  -31.70%
2002                                                                  -24.71%
2003                                                                   28.57%
2004                                                                   16.72%
2005                                                                    8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%           6.48%
-----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%
2003                                                                    25.76%
2004                                                                     7.94%
2005                                                                    16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                             16.63%      -1.32%      9.99%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%      6.73%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                                      SunAmerica
Series Trust

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          BLUE CHIP GROWTH PORTFOLIO CLASS 1
                                                          ----------------------------------
2001                                                                   -20.87%
2002                                                                   -29.26%
2003                                                                    25.98%
2004                                                                     5.25%
2005                                                                     2.49%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.30%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                       PAST ONE   PAST FIVE        CLASS 1
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS     SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class 1                    2.49%    -5.32%          -7.19%
--------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                   4.91%     0.54%          -1.06%

--------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is July 5, 2000.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.05%
2001                                                                    3.67%
2002                                                                    1.40%
2003                                                                    0.63%
2004                                                                    0.86%
2005                                                                    2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              2.76%      1.86%       3.53%
------------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%
2003                                                                   33.16%
2004                                                                   13.50%
2005                                                                   10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                         10.60%      4.29%      11.57%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%      0.54%       9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                         EMERGING MARKETS PORTFOLIO CLASS 1
                                                         ----------------------------------
1998                                                                  -24.27%
1999                                                                   77.45%
2000                                                                  -36.38%
2001                                                                   -1.76%
2002                                                                   -7.14%
2003                                                                   52.61%
2004                                                                   24.52%
2005                                                                   37.23%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 12.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,  PAST ONE   PAST FIVE        CLASS 1
2005)                                                                       YEAR       YEARS     SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class 1                                        37.23%      18.93%           6.36%
-------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(SM)(2)                                   34.54%      19.44%           6.06%
-------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GLOBAL BOND PORTFOLIO CLASS 1
                                                              -----------------------------
1996                                                                      9.36%
1997                                                                     10.03%
1998                                                                     10.87%
1999                                                                     -1.05%
2000                                                                      9.27%
2001                                                                      5.05%
2002                                                                      5.88%
2003                                                                      3.58%
2004                                                                      3.96%
2005                                                                      4.58%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -1.65% (quarter ended 06/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was -0.77%.
--------------------------------------------------------------------------------

      AVERAGE ANNUAL TOTAL RETURNS
     (AS OF THE CALENDAR YEAR ENDED       PAST ONE   PAST FIVE   PAST TEN
           DECEMBER 31, 2005)               YEAR       YEARS      YEARS
-------------------------------------------------------------------------
 Global Bond Portfolio Class 1              4.58%      4.61%       6.09%
-------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (hedged)(1)                        4.97%      5.28%       6.83%
-------------------------------------------------------------------------
 J.P. Morgan Global Government Bond
   Index (un-hedged)(2)                    -6.53%      6.89%       5.17%
-------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

(2) Effective March 1, 2006, the Portfolio selected J.P. Morgan Global Government Bond Index (un-hedged) for performance comparisons. The change from the J.P. Morgan Global Government Bond Index (hedged) to the J.P. Morgan Global Government Bond Index (un-hedged) was made because the new index is more representative of the Portfolio's investment strategy. The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                           GLOBAL EQUITIES PORTFOLIO CLASS 1
                                                           ---------------------------------
1996                                                                     14.18%
1997                                                                     15.06%
1998                                                                     22.86%
1999                                                                     30.94%
2000                                                                    -17.26%
2001                                                                    -18.11%
2002                                                                    -26.79%
2003                                                                     26.54%
2004                                                                     11.86%
2005                                                                     15.75%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -20.67% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.48%.
--------------------------------------------------------------------------------

                                                                                PAST ONE   PAST FIVE   PAST TEN
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class 1                                               15.75%      -0.36%     5.56%
---------------------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                                              9.49%       2.18%     7.04%
---------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                            GROWTH-INCOME PORTFOLIO CLASS 1
                                                            -------------------------------
1996                                                                     24.06%
1997                                                                     33.92%
1998                                                                     30.74%
1999                                                                     30.04%
2000                                                                     -8.34%
2001                                                                    -15.90%
2002                                                                    -21.15%
2003                                                                     25.62%
2004                                                                     11.56%
2005                                                                      7.20%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.96%.
--------------------------------------------------------------------------------

                AVERAGE ANNUAL TOTAL RETURNS
               (AS OF THE CALENDAR YEAR ENDED                 PAST ONE   PAST FIVE   PAST TEN
                     DECEMBER 31, 2005)                        YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class 1                                7.20%      -0.08%      9.94%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.98%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------
 International Growth and Income
   Portfolio Class 1                     14.30%       3.07%           6.54%
---------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%
---------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                  MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                         MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO CLASS 1
                                         ---------------------------------------------------
1996                                                            15.99%
1997                                                            23.22%
1998                                                            29.28%
1999                                                             5.93%
2000                                                            -0.32%
2001                                                           -16.04%
2002                                                           -21.00%
2003                                                            22.50%
2004                                                            11.85%
2005                                                             7.71%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -15.56% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.72%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS       YEARS
----------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust Portfolio Class 1            7.71%      -0.43%      6.68%
----------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%

----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        MFS MID-CAP GROWTH PORTFOLIO CLASS 1
                                                        ------------------------------------
2000                                                                    9.61%
2001                                                                  -22.62%
2002                                                                  -47.17%
2003                                                                   37.31%
2004                                                                   14.09%
2005                                                                    3.20%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.88%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                       PAST ONE     PAST FIVE          CLASS 1
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2005)    YEAR         YEARS       SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 1                3.20%        -7.95%            2.67%
------------------------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)                  12.10%         1.38%            4.82%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is April 1, 1999.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          MFS TOTAL RETURN PORTFOLIO CLASS 1
                                                          ----------------------------------
1996                                                                     9.94%
1997                                                                    16.90%
1998                                                                    19.53%
1999                                                                     2.88%
2000                                                                    17.01%
2001                                                                     0.52%
2002                                                                    -4.85%
2003                                                                    16.86%
2004                                                                    11.30%
2005                                                                     3.09%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -8.16% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.41%.
--------------------------------------------------------------------------------

                AVERAGE ANNUAL TOTAL RETURNS
               (AS OF THE CALENDAR YEAR ENDED                 PAST ONE   PAST FIVE   PAST TEN
                     DECEMBER 31, 2005)                         YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class 1                             3.09%       5.10%      9.02%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%       0.54%      9.07%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(2)                        2.43%       5.87%      6.16%
---------------------------------------------------------------------------------------------
 Treasury Bills(3)                                              3.07%       2.10%      3.63%
---------------------------------------------------------------------------------------------
 Blended Index(3)                                               3.94%       2.87%      7.84%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(3) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500(R) Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                        PUTNAM GROWTH: VOYAGER PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                   PUTNAM GROWTH: VOYAGER PORTFOLIO CLASS 1
                                                   ----------------------------------------
1996                                                                20.37%
1997                                                                32.48%
1998                                                                34.76%
1999                                                                29.71%
2000                                                               -18.06%
2001                                                               -24.16%
2002                                                               -26.41%
2003                                                                23.98%
2004                                                                 5.02%
2005                                                                 6.07%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.27%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                  PAST ONE   PAST FIVE   PAST TEN
(AS OF CALENDAR YEAR ENDED DECEMBER 31, 2005)                   YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Putnam Growth: Voyager Portfolio Class 1                       6.07%      -5.08%     5.82%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%     6.73%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%
2003                                                                  15.07%
2004                                                                   6.84%
2005                                                                   1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS
             (AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1
                   DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                        1.89%     -1.59%          5.94%
----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          4.91%      0.54%          8.43%
----------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                      2.43%      5.87%          6.72%
----------------------------------------------------------------------------------------------------
 Treasury Bills(4)                                            3.07%      2.10%          3.56%
----------------------------------------------------------------------------------------------------
 Former Blended Index(4)                                      3.94%      2.87%          7.70%
----------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)                                     6.27%      1.07%          8.65%
----------------------------------------------------------------------------------------------------
 New Blended Index(6)                                         4.41%      3.15%          8.17%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

SunAmerica Series Trust

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in Class 1 shares of each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                        AGGRESSIVE           ALLIANCE             BLUE CHIP          CASH
                                          GROWTH              GROWTH               GROWTH         MANAGEMENT
                                         PORTFOLIO          PORTFOLIO           PORTFOLIO(2)       PORTFOLIO
                                       -------------   --------------------   -----------------   -----------
                                          CLASS 1            CLASS 1               CLASS 1          CLASS 1
                                       -------------   --------------------   -----------------   -----------
Management Fees                            0.71%               0.61%                0.70%            0.49%
Service (12b-1) Fees                       0.00%               0.00%                0.00%            0.00%
Other Expenses(1)                          0.08%               0.05%                0.24%            0.05%
Total Annual Portfolio Operating
  Expenses(1)                              0.79%               0.66%                0.94%            0.54%

                                       DAVIS VENTURE         EMERGING                               GLOBAL
                                           VALUE             MARKETS             GLOBAL BOND       EQUITIES
                                         PORTFOLIO          PORTFOLIO             PORTFOLIO        PORTFOLIO
                                       -------------   --------------------   -----------------   -----------
                                          CLASS 1            CLASS 1               CLASS 1          CLASS 1
                                       -------------   --------------------   -----------------   -----------
Management Fees                            0.71%               1.20%                0.68%            0.79%
Service (12b-1) Fees                       0.00%               0.00%                0.00%            0.00%
Other Expenses(1)                          0.05%               0.31%                0.15%            0.12%
Total Annual Portfolio Operating
  Expenses(1)                              0.76%               1.51%                0.83%            0.91%

                                          GROWTH-      INTERNATIONAL GROWTH   MFS MASSACHUSETTS   MFS MID-CAP
                                          INCOME               AND             INVESTORS TRUST      GROWTH
                                         PORTFOLIO       INCOME PORTFOLIO         PORTFOLIO        PORTFOLIO
                                       -------------   --------------------   -----------------   -----------
                                          CLASS 1            CLASS 1               CLASS 1          CLASS 1
                                       -------------   --------------------   -----------------   -----------
Management Fees                            0.56%               0.93%                0.70%            0.75%
Service (12b-1) Fees                       0.00%               0.00%                0.00%            0.00%
Other Expenses(1)                          0.05%               0.17%                0.08%            0.07%
Total Annual Portfolio Operating
  Expenses(1)                              0.61%               1.10%                0.78%            0.82%

                                         MFS TOTAL
                                          RETURN          PUTNAM GROWTH:          SUNAMERICA
                                         PORTFOLIO      VOYAGER PORTFOLIO     BALANCED PORTFOLIO
                                       -------------   --------------------   ------------------
                                          CLASS 1            CLASS 1               CLASS 1
                                       -------------   --------------------   ------------------
Management Fees                            0.65%               0.83%                 0.63%
Service (12b-1) Fees                       0.00%               0.00%                 0.00%
Other Expenses(1)                          0.06%               0.12%                 0.10%
Total Annual Portfolio Operating
  Expenses(1)                              0.71%               0.95%                 0.73%

SunAmerica Series Trust

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" would have been as follows:

                                                       CLASS 1
                                                       -------
Aggressive Growth Portfolio                             0.74%
Alliance Growth Portfolio                               0.64%
Blue Chip Growth Portfolio                              0.80%
Davis Venture Value Portfolio                           0.75%
Emerging Markets Portfolio                              1.41%
Global Equities Portfolio                               0.89%
Growth-Income Portfolio                                 0.60%
International Growth and Income Portfolio               1.07%
MFS Massachusetts Investors Trust Portfolio             0.77%
MFS Mid-Cap Growth Portfolio                            0.79%
MFS Total Return Portfolio                              0.70%
Putnam Growth: Voyager Portfolio                        0.88%
SunAmerica Balanced Portfolio                           0.71%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio does not exceed the amounts set forth below:

                                                 CLASS 1
                                                 -------
Blue Chip Growth Portfolio                        0.85%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio*...............................   $ 81     $252    $  439   $  978
Alliance Growth Portfolio*.................................     67      211       368      822
Blue Chip Growth Portfolio*................................     96      300       520    1,155
Cash Management Portfolio..................................     55      173       302      677
Davis Venture Value Portfolio*.............................     78      243       422      942
Emerging Markets Portfolio*................................    154      477       824    1,802
Global Bond Portfolio......................................     85      265       460    1,025
Global Equities Portfolio*.................................     93      290       504    1,120
Growth-Income Portfolio*...................................     62      195       340      762
International Growth and Income Portfolio*.................    112      350       606    1,340
MFS Massachusetts Investors Trust Portfolio*...............     80      249       433      966
MFS Mid-Cap Growth Portfolio*..............................     84      262       455    1,014
MFS Total Return Portfolio*................................     73      227       395      883
Putnam Growth: Voyager Portfolio*..........................     97      303       525    1,166
SunAmerica Balanced Portfolio*.............................     75      233       406      906

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio...............................   $ 76     $237      $411      $  918
Alliance Growth Portfolio.................................     65      205       357         798
Blue Chip Growth Portfolio................................     82      255       444         990
Davis Venture Value Portfolio.............................     77      240       417         930
Emerging Markets Portfolio................................    144      446       771       1,691
Global Equities Portfolio.................................     91      284       493       1,096
Growth-Income Portfolio...................................     61      192       335         750
International Growth and Income Portfolio.................    109      340       590       1,306
MFS Massachusetts Investors Trust Portfolio...............     79      246       428         954
MFS Mid-Cap Growth Portfolio..............................     81      252       439         978
MFS Total Return Portfolio................................     72      224       390         871
Putnam Growth: Voyager Portfolio..........................     90      281       488       1,084
SunAmerica Balanced Portfolio.............................     73      227       395         883

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other

                                                         SunAmerica Series Trust
situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 6 of the Prospectus. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the

SunAmerica Series Trust

Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                                                        CASH
                                                     MANAGEMENT                            GLOBAL BOND
-----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal    - Fixed income securities:             - Fixed income securities (at least
  investments?                            - U.S. treasury bills                  80%):
                                          - agency discount notes                - U.S. and non-U.S. government
                                          - corporate debt instruments             securities
                                        - Short-term investments                 - investment grade corporate bonds
                                          - commercial paper                     - mortgage and asset-backed
                                          - repurchase agreements                  securities
                                          - bank obligations                   - Short-term investments
                                                                               - Currency transactions
                                                                               - Foreign securities
-----------------------------------------------------------------------------------------------------------------------
  What other types of investments or    N/A                                    - Options and futures
  strategies may the Portfolio use to                                          - Forward commitments
  a significant extent?                                                        - Inflation swaps
                                                                               - Mortgage and currency swaps
                                                                               - Credit, interest rate and total
                                                                                 return swaps
                                                                               - Hybrid instruments
                                                                               - Deferred interest bonds
                                                                               - Inverse floaters
                                                                               - Illiquid securities (up to 15%)
                                                                               - Pass-through securities
                                                                               - Borrowing for temporary or
                                                                                 emergency purposes (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------
  What other types of investments may   - Short-term investments               - Mortgage dollar rolls
  the Portfolio use as part of            - municipal obligations              - Zero coupon, deferred interest and
  efficient portfolio management or                                              PIK bonds
  to enhance return?                                                           - Firm commitments and when-issued
                                                                                 or delayed-delivery transactions
                                                                               - Forward commitments
                                                                               - Loan participations and
                                                                                 assignments
                                                                               - Securities lending (up to 33 1/3%)
                                                                               - Interest rate swaps, caps and
                                                                                 collars
-----------------------------------------------------------------------------------------------------------------------
  What additional risks normally        - Interest rate fluctuations           - Credit quality
  affect the Portfolio?                 - Securities selection                 - Currency volatility
                                                                               - Derivatives
                                                                               - Emerging markets
                                                                               - Foreign exposure
                                                                               - Hedging
                                                                               - Illiquidity
                                                                               - Interest rate fluctuations
                                                                               - Market volatility
                                                                               - Non-diversified status
                                                                               - Prepayment
                                                                               - Securities selection
-----------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


---------------------------------------------------------------------------------------------------------------------------------
                                             BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SUNAMERICA
                                                    MFS TOTAL RETURN                                BALANCED
---------------------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities (at least 40%, but not  - Equity securities:
  investments?                           more than 75%):                             - common stocks
                                         - common stocks                           - Fixed income securities (at least 25%):
                                         - preferred stocks                          - U.S. government securities
                                         - convertible securities                    - corporate debt instruments
                                         - rights
                                       - Fixed income securities (at least 25%):
                                         - non-convertible debt securities
                                         - U.S. government securities
                                         - pass-through securities
                                         - corporate debt instruments
                                         - preferred stocks
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments or   - Foreign securities (up to 20%):           - Equity securities:
  strategies may the Portfolio use to    - Brady bonds                               - small-cap stocks (up to 20%)
  a significant extent?                  - depositary receipts                     - Short-term investments
                                         - fixed income securities (U.S. dollar    - Defensive investments
                                           denominated)                            - Foreign securities
                                       - Junk bonds (up to 10%)                    - Illiquid securities (up to 15%)
                                       - Securities lending (up to 33 1/3%)        - Junk bonds (up to 15%)
                                       - Emerging markets                          - Asset-backed securities
                                                                                   - Mortgage-backed securities
                                                                                   - TBA mortgage-backed securities
                                                                                   - Commercial mortgage-backed securities
                                                                                   - Forward commitments to purchase or sell
                                                                                     short mortgage-backed and TBA
                                                                                     mortgage-backed securities (may sell
                                                                                     short up to 15% in mortgage-backed and
                                                                                     TBA mortgage-backed securities)
                                                                                   - Non-convertible preferred securities
                                                                                   - Mortgage dollar roll transactions
---------------------------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Municipal securities                      - Options and futures
  the Portfolio use as part of         - Warrants                                  - Currency transactions
  efficient portfolio management or    - Zero-coupon, deferred interest and PIK    - Borrowing for temporary or emergency
  to enhance return?                     bonds                                       purposes (up to 33 1/3%)
                                       - When-issued and delayed-delivery          - Securities lending (up to 33 1/3%)
                                         transactions
                                       - Hybrid instruments
                                       - Inverse floaters
                                       - Options and futures
                                       - Currency transactions
                                       - Forward commitments
                                       - Registered investment companies
                                       - Short-term investments
                                         - repurchase agreements
                                       - Loan participations
                                       - Equity swaps
                                       - Roll transactions
                                       - Short sales
                                       - Variable and floating rate obligations
---------------------------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Credit quality                            - Active trading
  affect the Portfolio?                - Emerging markets                          - Credit quality
                                       - Foreign exposure                          - Currency volatility
                                       - Interest rate fluctuations                - Derivatives
                                       - Market volatility                         - Foreign exposure
                                       - Prepayment                                - Hedging
                                       - Securities selection                      - Illiquidity
                                       - Convertible securities                    - Interest rate fluctuations
                                                                                   - Market
                                                                                   volatility
                                                                                   - Small sized companies
---------------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                                                  DAVIS VENTURE
                    AGGRESSIVE GROWTH    ALLIANCE GROWTH     BLUE CHIP GROWTH         VALUE
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities (at      securities:
  principal           - small-cap         - large-cap         least 80%):         - large-cap
  investments?          stocks              stocks            - large-cap           stocks
                      - mid-cap stocks                          stocks
                      - convertible
                        securities
                      - warrants
                    - Defensive
                      investments
------------------------------------------------------------------------------------------------------
  What other types  - Equity            - Foreign           - Equity            - Equity
  of investments      securities:         securities          securities          securities:
  or strategies       - large-cap         (up to 25%)         - small-cap         - mid-cap stocks
  may the               stocks                                  stocks          - Foreign
  Portfolio use to                                            - mid-cap stocks    securities
  a significant                                             - Foreign
  extent?                                                     securities
------------------------------------------------------------------------------------------------------
  What other types  - Borrowing for     - Short-term        - Short-term        - Short-term
  of investments      temporary or        investments         investments         investments
  may the             emergency         - Defensive           (up to 10%)       - Defensive
  Portfolio use as    purposes            investments       - Defensive           investments
  part of             (up to 33 1/3%)   - Borrowing for       instruments       - U.S. government
  efficient         - Options and         temporary or      - Options and         securities
  portfolio           futures             emergency           futures
  management or to  - Illiquid            purposes          - Borrowing for
  enhance return?     securities          (up to 33 1/3%)     temporary or
                      (up to 15%)       - Options and         emergency
                    - Short-term          futures             purposes
                      investments                             (up to 33 1/3%)
                    - IPOs                                  - Securities
                                                              lending
                                                              (up to 33 1/3%)
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Active trading    - Financial
  risks normally    - Convertible       - Derivatives       - Derivatives         institutions
  affect the          securities risk   - Foreign exposure  - Foreign exposure    sector
  Portfolio?        - Derivatives       - Growth stocks     - Growth stocks     - Foreign exposure
                    - Growth stocks     - Large cap         - Hedging           - Large cap
                    - Hedging             companies         - Large cap           companies
                    - Illiquidity       - Market              companies         - Market
                    - IPO investing       volatility        - Market              volatility
                    - Market            - Securities          volatility        - Medium sized
                      volatility          selection         - Securities          companies
                    - Securities                              selection         - Securities
                      selection                                                   selection
                    - Small and medium
                      sized companies
                    - Technology
                      sector
------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                        MFS MASSACHUSETTS                         PUTNAM GROWTH:
                      GROWTH-INCOME      INVESTORS TRUST    MFS MID-CAP GROWTH       VOYAGER
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities          securities (at    securities:
  principal           - large-cap         (at least 65%):     least 80%):         - common stock
  investments?          stocks            - common stocks     - common stocks
                      - mid-cap stocks    - preferred         - preferred
                                            stocks              stocks
                                          - convertible       - mid-cap stocks
                                            securities        - convertible
                                        - Fixed income          securities
                                          securities:       - Fixed income
                                          - corporate         securities:
                                            securities        - corporate
                                          - U.S.                securities
                                            government      - Foreign
                                            securities        securities (up
                                        - Foreign             to 20%):
                                          securities:         - emerging
                                          - depositary          markets
                                            receipts
------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Foreign           - Junk bonds        - Foreign
  of investments      securities          securities          (up to 10%)         securities (up
  or strategies       (up to 25%)         (up to 20%):                            to 20%)
  may the                                 - emerging                            - Fixed income
  Portfolio use to                          markets                               securities
  a significant                         - Securities                              (up to 20%):
  extent?                                 lending                                 - investment
                                          (up to 33 1/3%)                           grade
                                                                                    securities
                                                                                  - junk bonds
------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Warrants and      - Equity            - Short-term
  of investments      investments         rights              securities:         investments
  may the           - Defensive         - When issued and     - warrants and    - Currency
  Portfolio use as    investments         delayed-              rights            transactions
  part of           - Borrowing for       delivery          - Fixed income      - Defensive
  efficient           temporary or        transactions        securities:         investments
  portfolio           emergency         - Futures             - U.S.            - Borrowing for
  management or to    purposes          - Currency              government        temporary or
  enhance return?     (up to 33 1/3%)     transactions          securities        emergency
                    - Options and       - Forward             - zero-coupon,      purposes
                      futures             commitments           deferred        - Options and
                                        - Registered            interest and      futures
                                          investment            PIK bonds       - Warrants
                                          companies           - variable and    - Hybrid
                                        - Short-term            floating rate     instruments
                                          investments:          obligations     - IPOs
                                          - repurchase      - Short sales       - Convertible
                                            agreements      - When issued and     securities
                                        - Fixed income        delayed-          - Foreign
                                          securities:         delivery            securities
                                          - corporate debt    transactions        - emerging
                                            instruments     - Options and           markets
                                          - U.S.              futures
                                            government      - Currency
                                            securities        transactions
                                          - zero coupon,    - Forward
                                            deferred          commitments
                                            interest and    - Registered
                                            PIK bonds         investment
                                        - Roll                companies
                                          transactions      - Securities
                                        - Variable and        lending
                                          floating rate       (up to 33 1/3%)
                                          obligations
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Convertible       - Convertible       - Convertible
  risks normally    - Derivatives         securities risk     securities risk     securities risk
  affect the        - Foreign exposure  - Credit quality    - Credit quality    - Credit quality
  Portfolio?        - Growth stocks     - Emerging markets  - Emerging markets  - Currency
                    - Large cap         - Foreign exposure  - Foreign exposure    volatility
                      companies         - Growth stocks     - Growth stocks     - Derivatives
                    - Market            - Interest rate     - Market            - Emerging markets
                      volatility          fluctuation         volatility        - Foreign exposure
                    - Medium sized      - Large cap         - Medium sized      - Growth stocks
                      companies           companies           companies         - Hedging
                    - Securities        - Market            - Securities        - IPO investing
                      selection           volatility          selection         - Market
                                        - Securities        - Short sale risks  volatility
                                          selection                             - Securities
                                                                                  selection
                                                                                - Small sized
                                                                                  companies
------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust


-------------------------------------------------------------------------------------
                              INTERNATIONAL PORTFOLIOS
-------------------------------------------------------------------------------------
                                                                 INTERNATIONAL
                      EMERGING MARKETS     GLOBAL EQUITIES     GROWTH AND INCOME
-------------------------------------------------------------------------------------
  What are the       - Equity             - Equity             - Equity
  Portfolio's          securities:          securities (at       securities:
  principal            - small-cap          least 80%):          - large-cap
  investments?           stocks             - large-cap            stocks
                       - mid-cap stocks       stocks               (foreign)
                     - Foreign              - mid-cap stocks   - Foreign
                       securities:          - small-cap          securities
                       - emerging             stocks
                       markets            - Foreign
                       (at least 80%)       securities
-------------------------------------------------------------------------------------
 What other types    - Hybrid             - Foreign            - Equity
 of investments or     instruments          securities:          securities:
 strategies may      - Equity swaps         - emerging           - mid-cap stocks
 the Portfolio use   - Options and            markets              (foreign)
 to a significant      futures                                 - Foreign
 extent?                                                         securities:
                                                                 - emerging
                                                                   markets
                                                               - Fixed income
                                                                 securities
                                                                 (up to 20%):
                                                                 - investment
                                                                   grade
                                                                   securities
                                                                 - junk bonds (up
                                                                   to 20%)
-------------------------------------------------------------------------------------
 What other types    - Illiquid           - Short-term         - Equity
 of investments        securities           investments          securities:
 may the Portfolio     (up to 15%)        - Currency             - small-cap
 use as part of      - Borrowing for        transactions           stocks
 efficient             temporary or       - Defensive              (foreign)
 portfolio             emergency            investments          - large-cap
 management or to      purposes           - Borrowing for          stocks (U.S.)
 enhance return?       (up to 33 1/3%)      temporary or       - Currency
                     - Currency             emergency            transactions
                       transactions         purposes (up to    - Short-term
                     - Short term           33 1/3%)             investments
                       investments        - Options and        - Hybrid
                     - IPOs                 futures              instruments
                     - Fixed income                            - Equity swaps
                       securities:                             - IPOs
                       - junk bonds (up
                         to 5%)
-------------------------------------------------------------------------------------
 What additional     - Active trading     - Active trading     - Active trading
 risks normally      - Currency           - Currency           - Credit quality
 affect the            volatility           volatility         - Currency
 Portfolio?          - Derivatives        - Derivatives          volatility
                     - Emerging markets   - Emerging markets   - Emerging markets
                     - Foreign exposure   - Foreign exposure   - Foreign exposure
                     - Growth stocks      - Growth stocks      - Growth stocks
                     - Illiquidity        - Hedging            - Hedging
                     - IPO investing      - Large cap          - IPO investing
                     - Market               companies          - Market
                       volatility         - Market               volatility
                     - Securities           volatility         - Securities
                       selection          - Securities           selection
                     - Small and medium     selection          - Small and medium
                       sized companies    - Small and medium     size companies
                                            sized companies
-------------------------------------------------------------------------------------

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

                                                         SunAmerica Series Trust

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

SunAmerica Series Trust

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters

                                                         SunAmerica Series Trust
may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

SunAmerica Series Trust

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as

                                                         SunAmerica Series Trust

U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

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                                       40

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Blue Chip Growth Portfolio..................................  0.70%
Cash Management Portfolio...................................  0.49%
Davis Venture Value Portfolio...............................  0.71%
Emerging Markets Portfolio..................................  1.20%
Global Bond Portfolio.......................................  0.68%
Global Equities Portfolio...................................  0.79%
Growth-Income Portfolio.....................................  0.56%
International Growth and Income Portfolio...................  0.93%
MFS Massachusetts Investors Trust Portfolio.................  0.70%
MFS Mid-Cap Growth Portfolio................................  0.75%
MFS Total Return Portfolio..................................  0.65%
Putnam Growth: Voyager Portfolio............................  0.83%
SunAmerica Balanced Portfolio...............................  0.63%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth and Blue Chip Growth Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine

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                                       42
years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

Alliance Growth Portfolio
Growth-Income Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined Alliance in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

                                                         SunAmerica Series Trust

Davis Venture Value Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

Global Bond Portfolio

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2005, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $496.1 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

Global Equities Portfolio
SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the

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                                       44

Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

MFS Massachusetts Investors Trust Portfolio
MFS Mid-Cap Growth Portfolio
MFS Total Return Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Massachusetts Investors Trust Portfolio is managed T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

The MFS Total Return Portfolio is managed by an investment team led by Brooks Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

Emerging Markets Portfolio
International Growth and Income Portfolio
Putnam Growth: Voyager Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Analyst on Putnam's Emerging Markets Team in the Global Core Equity Group. He is responsible for covering Asian emerging markets. Mr. Ora joined Putnam in 1998 and has seven years of investment industry experience.

                                                         SunAmerica Series Trust

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

The Putnam: Growth Voyager Portfolio is managed by the following portfolio managers: Kelly A. Morgan and Robert E. Ginsberg. Ms. Morgan is a Managing Director and Chief Investment Officer of Putnam's Large-Cap Growth team, and is a portfolio leader for other Putnam funds. Ms. Morgan joined Putnam in 1996 and has 16 years of investment experience. Ms. Morgan is a co-Portfolio Leader. Mr. Ginsberg is a Managing Director and a portfolio leader, as well as a portfolio member, for several Putnam funds. Mr. Ginsberg joined Putnam in 2004 and has 7 years of investment experience. Before joining Putnam, he was a Portfolio Manager and Senior Equity Analyst with Delaware Investments from 1997 to 2004. Mr. Ginsberg holds the Chartered Financial Analyst designation. In addition, he is the other co-Portfolio Leader.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive

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                                       46
relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                                 Global Bond Portfolio Class 1
      01/31/02      11.21       0.43          0.02           0.45         (1.03)            --          (1.03)       10.63
      01/31/03      10.63       0.42          0.25           0.67         (0.18)         (0.15)         (0.33)       10.97
      01/31/04      10.97       0.36          0.05           0.41            --             --             --        11.38
      01/31/05      11.38       0.32          0.18           0.50            --          (0.14)         (0.14)       11.74
      01/31/06      11.74       0.28          0.06           0.34         (0.38)         (0.06)         (0.44)       11.64
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02     $17.64      $0.31       $ (3.12)       $ (2.81)       $(0.33)        $(0.48)        $(0.81)      $14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08
                                               MFS Total Return Portfolio Class 1
      01/31/02      16.29       0.46         (0.52)         (0.06)        (0.32)         (0.52)         (0.84)       15.39
      01/31/03      15.39       0.41         (1.34)         (0.93)        (0.29)         (0.18)         (0.47)       13.99
      01/31/04      13.99       0.36          2.51           2.87         (0.65)            --          (0.65)       16.21
      01/31/05      16.21       0.41          0.97           1.38         (0.03)            --          (0.03)       17.56
      01/31/06      17.56       0.44          0.50           0.94         (0.39)         (0.85)         (1.24)       17.26
                                                Growth-Income Portfolio Class 1
      01/31/02     $29.05      $0.15       $ (6.00)       $ (5.85)       $(0.19)        $(1.26)        $(1.45)      $21.75
      01/31/03      21.75       0.16         (4.86)         (4.70)        (0.17)            --          (0.17)       16.88
      01/31/04      16.88       0.13          5.43           5.56         (0.19)            --          (0.19)       22.25
      01/31/05      22.25       0.10          1.06           1.16         (0.16)            --          (0.16)       23.25
      01/31/06      23.25       0.14          3.11           3.25         (0.14)            --          (0.14)       26.36

      ----------  ---------------------------------------------------------------
                                 NET        RATIO OF     RATIO OF NET
                                ASSETS     EXPENSES TO    INVESTMENT
                                END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL        PERIOD         NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**     (000'S)       ASSETS       NET ASSETS    TURNOVER
      ----------  ---------------------------------------------------------------
                                 Cash Management Portfolio Class 1
      01/31/02       3.48%    $  600,741     0.52%          3.31%           --%
      01/31/03       1.22        457,994      0.52           1.37           --
      01/31/04       0.72        244,351      0.54           0.69           --
      01/31/05       0.86        227,570      0.56           0.90           --
      01/31/06       3.04        191,254      0.54           2.91           --
                                   Global Bond Portfolio Class 1
      01/31/02       4.03        145,556      0.81           3.84          193
      01/31/03       6.36        132,160      0.80           3.89           66
      01/31/04       3.74        114,854      0.82           3.17          115
      01/31/05       4.38        102,785      0.83           2.79           86
      01/31/06       2.98         97,472      0.83           2.39          164
                               SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)%   $  471,194     0.66%          2.00%          322%(2)
      01/31/03     (14.95)       310,531      0.68           1.91          611(2)
      01/31/04      18.51        318,419      0.69           1.45          187(2)
      01/31/05       4.52        275,323      0.72(1)        2.03(1)       192(2)
      01/31/06       4.55(3)     224,250      0.73(1)        2.16(1)       227
                                MFS Total Return Portfolio Class 1
      01/31/02      (0.25)       469,605      0.73           2.93          108(2)
      01/31/03      (5.96)       516,660      0.72(1)        2.81(1)        73(2)
      01/31/04      20.73        630,428      0.74(1)        2.37(1)        56(2)
      01/31/05       8.53        660,464      0.74(1)        2.42(1)        64(2)
      01/31/06       5.74        674,833      0.71(1)        2.48(1)        44
                                  Growth-Income Portfolio Class 1
      01/31/02     (19.96)%   $1,450,218     0.58%          0.62%           56%
      01/31/03     (21.61)       877,271      0.59(1)        0.79(1)        45
      01/31/04      33.04        981,864      0.64(1)        0.62(1)        56
      01/31/05       5.25        831,173      0.64(1)        0.43(1)        44
      01/31/06      14.05        715,382      0.61(1)        0.58(1)        36

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       SunAmerica Balanced Class 1.................................   --%     --%    0.00%    0.02%
       MFS Total Return Class 1....................................  0.01    0.02    0.02     0.01
       Growth-Income Class 1.......................................  0.01    0.04    0.03     0.01

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced.........................................  322%   611%   186%   192%
        MFS Total Return............................................  105     68     49     60

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                             Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12        $(4.78)        $(4.66)       $(0.13)        $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)        (0.12)            --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68         (0.17)            --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44         (0.22)            --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53         (0.28)            --          (0.28)       29.19
                                               Alliance Growth Portfolio Class 1
      01/31/02     $28.20      $0.04        $(6.61)        $(6.57)       $   --         $(2.22)        $(2.22)      $19.41
      01/31/03      19.41       0.03         (5.87)         (5.84)        (0.04)            --          (0.04)       13.53
      01/31/04      13.53       0.05          4.30           4.35         (0.04)            --          (0.04)       17.84
      01/31/05      17.84       0.06          0.24           0.30         (0.06)            --          (0.06)       18.08
      01/31/06      18.08       0.02          5.07           5.09         (0.08)            --          (0.08)       23.09
                                      MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     $13.77      $0.08        $(2.45)        $(2.37)       $(0.07)        $(0.54)        $(0.61)      $10.79
      01/31/03      10.79       0.07         (2.43)         (2.36)        (0.08)            --          (0.08)        8.35
      01/31/04       8.35       0.08          2.23           2.31         (0.08)            --          (0.08)       10.58
      01/31/05      10.58       0.08          0.88           0.96         (0.09)            --          (0.09)       11.45
      01/31/06      11.45       0.08          1.32           1.40         (0.10)            --          (0.10)       12.75
                                            Putnam Growth: Voyager Portfolio Class 1
      01/31/02      20.85       0.02         (5.39)         (5.37)           --          (0.59)         (0.59)       14.89
      01/31/03      14.89       0.03         (3.87)         (3.84)        (0.02)            --          (0.02)       11.03
      01/31/04      11.03       0.01          3.24           3.25         (0.03)            --          (0.03)       14.25
      01/31/05      14.25       0.07         (0.18)         (0.11)        (0.02)            --          (0.02)       14.12
      01/31/06      14.12       0.00          1.60           1.60         (0.09)            --          (0.09)       15.63

      ----------  --------------------------------------------------------------
                                NET        RATIO OF     RATIO OF NET
                               ASSETS     EXPENSES TO    INVESTMENT
                               END OF       AVERAGE      INCOME TO
        PERIOD     TOTAL       PERIOD         NET       AVERAGE NET    PORTFOLIO
        ENDED     RETURN**     (000S)       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------------------------------
                              Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050      0.76%          0.49%          30%
      01/31/03     (15.79)    1,612,985      0.75           0.81           17
      01/31/04      38.95     2,004,101      0.77           1.03           13
      01/31/05      10.35     1,913,355      0.79(1)        1.03(1)         9
      01/31/06      13.71     1,819,150      0.76(1)        1.04(1)        14
                                Alliance Growth Portfolio Class 1
      01/31/02     (23.05)%  $1,928,115      0.65%          0.17%          86%
      01/31/03     (30.08)    1,007,655      0.65(1)        0.19(1)        51
      01/31/04      32.17     1,105,466      0.68(1)        0.27(1)        63
      01/31/05       1.68       873,722      0.70(1)        0.31(1)        82
      01/31/06      28.23       878,869      0.66(1)        0.10(1)        66
                       MFS Massachusetts Investors Trust Portfolio Class 1
      01/31/02     (17.15)%  $  323,404      0.78%          0.66%          82%
      01/31/03     (21.88)      210,436      0.78(1)        0.73(1)        65
      01/31/04      27.73       237,182      0.82(1)        0.81(1)        93
      01/31/05       9.14       211,786      0.80(1)        0.74(1)        78
      01/31/06      12.28       191,335      0.78(1)        0.65(1)        45
                             Putnam Growth: Voyager Portfolio Class 1
      01/31/02     (25.71)      486,747      0.82           0.11           94
      01/31/03     (25.77)      271,199      0.86(1)        0.19(1)       120
      01/31/04      29.51       288,148      0.93(1)        0.08(1)        56
      01/31/05      (0.78)      232,556      0.93(1)        0.48(1)        71
      01/31/06      11.40       201,063      0.92(1)(2) (0.04)(1)(2)      116

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                   -----------   -----------
                                                   1/03   1/04   1/05   1/06
                                                   -----------   -----------
       Davis Venture Value Class 1...............   --%    --%   0.00%  0.01%
       Alliance Growth Class 1...................  0.00   0.02   0.03   0.02
       MFS Massachusetts Investors Trust Class
        1........................................  0.02   0.05   0.02   0.01
       Putnam Growth: Voyager Class 1............  0.01   0.04   0.02   0.04

   (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                      NET INVESTMENT
                                                       EXPENSES       INCOME (LOSS)
                                                       -----------------------------
                                                         1/06              1/06
                                                       -----------------------------
       Putnam Growth: Voyager Portfolio Class 1......    0.95%(1)         (0.01)%(1)

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS                      DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM     DIVIDENDS      FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET        DECLARED FROM    REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT     NET RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME          CAPITAL      INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------------
                                                  Blue Chip Growth Portfolio Class 1
      01/31/02     $ 8.79     $ 0.03        $(2.20)        $(2.17)       $   --              --         $   --         $   --
      01/31/03       6.62       0.01         (1.85)         (1.84)        (0.02)             --             --          (0.02)
      01/31/04       4.76       0.01          1.42           1.43         (0.01)             --             --          (0.01)
      01/31/05       6.18       0.03          0.01           0.04         (0.01)             --             --          (0.01)
      01/31/06       6.21       0.01          0.48           0.49         (0.04)             --             --          (0.04)
                                                 MFS Mid-Cap Growth Portfolio Class 1
      01/31/02     $18.99     $(0.03)       $(6.58)        $(6.61)       $   --              --         $(2.38)        $(2.38)
      01/31/03      10.00      (0.03)        (4.16)         (4.19)           --              --             --             --
      01/31/04       5.81      (0.03)         2.56           2.53            --              --             --             --
      01/31/05       8.34      (0.04)         0.45           0.41            --              --             --             --
      01/31/06       8.75      (0.03)         1.11           1.08            --              --             --             --
                                                  Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)        (0.05)             --          (3.09)         (3.14)
      01/31/03       8.84      (0.02)        (2.13)         (2.15)        (0.02)          (0.00)            --          (0.02)
      01/31/04       6.67      (0.03)         2.22           2.19            --              --             --             --
      01/31/05       8.86      (0.02)         1.26           1.24            --              --             --             --
      01/31/06      10.10       0.01          1.50           1.51            --              --             --             --

      ----------  -------------------------------------------------------------
                   NET                  NET       RATIO OF       RATIO OF NET
                  ASSET                ASSETS    EXPENSES TO      INVESTMENT
                  VALUE                END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD    END OF    TOTAL      PERIOD        NET         AVERAGE NET
        ENDED     PERIOD   RETURN**    (000S)      ASSETS           ASSETS        PORTFOLIO
      ----------  -------------------------------------------------------------   TURNOVER
                                     Blue Chip Growth Portfolio Class 1
      01/31/02    $ 6.62    (24.64)%  $ 29,342      0.85%(1)         0.36%(1)        125%
      01/31/03      4.76    (27.85)     20,303      0.85(1)          0.20(1)         103
      01/31/04      6.18     30.04      33,277      0.85(1)          0.19(1)         124
      01/31/05      6.21      0.65      29,798      0.85(1)(2)       0.55(1)(2)      158
      01/31/06      6.66      7.89      29,581      0.85(1)(2)       0.18(1)(2)      109
                                    MFS Mid-Cap Growth Portfolio Class 1
      01/31/02    $10.00    (34.93)%  $280,024      0.82%(1)        (0.25)%(1)        96%
      01/31/03      5.81    (41.90)    123,948      0.84(2)         (0.48)(2)        164
      01/31/04      8.34     43.55     199,807      0.87(2)         (0.47)(2)         92
      01/31/05      8.75      4.92     164,512      0.84(2)         (0.57)(2)         79
      01/31/06      9.83     12.34     144,202      0.82(2)         (0.33)(2)         83
                                     Aggressive Growth Portfolio Class 1
      01/31/02      8.84    (31.71)    293,084      0.75             0.21            229
      01/31/03      6.67    (24.28)    156,449      0.77            (0.24)           150
      01/31/04      8.86     32.83     198,390      0.79            (0.39)           103
      01/31/05     10.10     14.00     189,042      0.80(2)         (0.26)(2)         89
      01/31/06     11.61     14.95     174,880      0.79(2)          0.05(2)         121

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                               EXPENSES
                                             ---------------------------------------------
                                             1/02      1/03      1/04      1/05      1/06
                                             ---------------------------------------------
       Blue Chip Growth Class 1............  1.16%     0.94%     0.94%     0.92%     0.94%(2)
       MFS Mid-Cap Growth Class 1..........  0.82%       --        --        --        --

                                                       NET INVESTMENT INCOME (LOSS)
                                             -------------------------------------------------
                                             1/02        1/03       1/04       1/05      1/06
                                             -------------------------------------------------
       Blue Chip Growth Class 1............   0.05%       0.11%      0.10%     0.49%      0.27%(2)
       MFS Mid-Cap Growth Class 1..........  (0.25)%        --         --        --         --

   (2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----    ----
                                                                 1/03    1/04    1/05    1/06
                                                                 ----    ----    ----    ----
       Blue Chip Growth Class 1................................    --%     --%   0.00%   0.05%
       MFS Mid-Cap Growth Class 1..............................  0.02    0.05    0.02    0.03
       Aggressive Growth Class 1...............................    --      --    0.00    0.05

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS                      DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM     DIVIDENDS      FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET        DECLARED FROM    REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT     NET RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME          CAPITAL      INVESTMENTS   DISTRIBUTIONS
      ---------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio Class 1
      01/31/02     $12.51     $ 0.09        $(3.05)        $(2.96)       $(0.03)             --         $(0.45)        $(0.48)
      01/31/03       9.07       0.09         (1.96)         (1.87)        (0.05)             --             --          (0.05)
      01/31/04       7.15       0.12          3.06           3.18         (0.12)             --             --          (0.12)
      01/31/05      10.21       0.09          1.57           1.66         (0.14)             --             --          (0.14)
      01/31/06      11.73       0.21          2.50           2.71         (0.11)             --             --          (0.11)
                                                   Global Equities Portfolio Class 1
      01/31/02      17.53       0.02         (4.90)         (4.88)        (0.01)             --          (2.15)         (2.16)
      01/31/03      10.49       0.02         (2.64)         (2.62)           --              --             --             --
      01/31/04       7.87       0.02          2.68           2.70         (0.02)             --             --          (0.02)
      01/31/05      10.55       0.03          0.64           0.67         (0.03)             --             --          (0.03)
      01/31/06      11.19       0.08          2.90           2.98         (0.03)             --             --          (0.03)
                                                  Emerging Markets Portfolio Class 1
      01/31/02       7.81       0.03         (0.95)         (0.92)        (0.02)             --          (0.08)         (0.10)
      01/31/03       6.79       0.02         (0.74)         (0.72)        (0.02)          (0.00)            --          (0.02)
      01/31/04       6.05       0.10          3.59           3.69            --              --             --             --
      01/31/05       9.74       0.09          1.83           1.92         (0.11)             --             --          (0.11)
      01/31/06      11.55       0.22          5.99           6.21         (0.05)             --             --          (0.05)

      ----------  --------------------------------------------------------------
                   NET                   NET       RATIO OF       RATIO OF NET
                  ASSET                 ASSETS    EXPENSES TO      INVESTMENT
                  VALUE                 END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD    END OF     TOTAL      PERIOD        NET         AVERAGE NET
        ENDED     PERIOD   RETURN**     (000S)      ASSETS           ASSETS        PORTFOLIO
      ----------  --------------------------------------------------------------   TURNOVER
                        International Growth and Income Portfolio Class 1
      01/31/02    $ 9.07     (23.67)%  $289,084      1.20%            0.84%           148%
      01/31/03      7.15     (20.66)    177,883      1.22             1.08            264
      01/31/04     10.21      44.71     232,740      1.25(1)          1.41(1)         108
      01/31/05     11.73      16.37     262,167      1.24(1)          0.79(1)          67
      01/31/06     14.33      23.25     283,464      1.10(1)          1.68(1)          79
                                Global Equities Portfolio Class 1
      01/31/02     10.49     (27.72)    409,626      0.87             0.14             75
      01/31/03      7.87     (24.98)    221,301      0.93(1)          0.19(1)          71
      01/31/04     10.55      34.39     248,468      0.95(1)          0.23(1)          83
      01/31/05     11.19       6.41     206,639      0.98(1)          0.29(1)          67
      01/31/06     14.14      26.72     217,409      0.91(1)          0.62(1)         161
                                      Emerging Markets Portfolio Class 1
      01/31/02      6.79     (11.49)     82,624      1.53             0.51            113
      01/31/03      6.05     (10.63)     63,377      1.53             0.43            118
      01/31/04      9.74      60.99     104,999      1.66(1)          1.27(1)         112
      01/31/05     11.55      19.92     110,010      1.60(1)          0.89(1)          76
      01/31/06     17.71      53.84     177,187      1.51(1)          1.58(1)         147

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       International Growth and Income Class 1.................   --%    0.05%   0.02%   0.03%
       Global Equities Class 1.................................  0.00    0.03    0.03    0.02
       Emerging Markets Class 1................................   --     0.11    0.03    0.10

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's Prospectus and Semi-annual and Annual Reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 1 SHARES)

                  --    Aggressive Growth Portfolio
                  --    Alliance Growth Portfolio
                  --    Cash Management Portfolio
                  --    Davis Venture Value Portfolio
                  --    Equity Index Portfolio
                  --    International Growth and Income Portfolio
                  --    SunAmerica Balanced Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................    3
  Q&A.......................................................    3
EXPENSE SUMMARY.............................................   13
ACCOUNT INFORMATION.........................................   15
MORE INFORMATION ABOUT THE PORTFOLIOS.......................   20
  Investment Strategies.....................................   20
GLOSSARY....................................................   23
  Investment Terminology....................................   23
  Risk Terminology..........................................   25
MANAGEMENT..................................................   28
  Information About the Investment Adviser and Manager......   28
     AIG SunAmerica Asset Management Corp. .................   28
       Aggressive Growth Portfolio .........................   28
  Information About the Subadvisers.........................   28
     AllianceBernstein L.P. ................................   29
       Alliance Growth Portfolio............................   29
     Columbia Management Advisers, LLC......................   29
       Cash Management Portfolio............................   29
     Davis Selected Advisers, L.P. d/b/a Davis Advisors.....   29
       Davis Venture Value Portfolio........................   28
     FAF Advisors, Inc. ....................................   29
       Equity Index Portfolio...............................   30
     J.P. Morgan Investment Management Inc. ................   30
       SunAmerica Balanced Portfolio........................   30
     Putnam Investment Management, LLC......................   30
       International Growth and Income Portfolio............   30
     Information about the Distributor......................   30
     Payments in Connection with Distribution...............   30
     Custodian, Transfer and Dividend Paying Agent..........   30
     Legal Proceedings......................................   31
FINANCIAL HIGHLIGHTS........................................   32
FOR MORE INFORMATION........................................   34

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series, seven of which are included in this Prospectus ("Portfolios"), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 20, and the glossary that follows on page 23.


                             Q&A
YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Cash Management          high current yield         invests in a diversified selection of
  Portfolio                consistent with            money market instruments
                           liquidity and
                           preservation of capital
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  Equity Index Portfolio   investment results that    invests, under normal circumstances,
                           correspond with the        at least 80% of net assets in common
                           performance of the         stocks included in the S&P 500(R)
                           Standard & Poor's 500(R)
                           Composite Stock Price
                           Index (S&P 500(R))
-----------------------------------------------------------------------------------------------
  International Growth     growth of capital and,     invests primarily in common stocks of
  and Income Portfolio     secondarily, current       companies outside the U.S. that the
                           income                     Subadviser considers undervalued by
                                                      the market and offers a potential for
                                                      income
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 20 describe various additional risks.

    Risks of Investing in Equity Securities

    The AGGRESSIVE GROWTH, ALLIANCE GROWTH, DAVIS VENTURE VALUE, EQUITY INDEX and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH, ALLIANCE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE PORTFOLIO.

    Risks of Investing in Bonds

    The SUNAMERICA BALANCED PORTFOLIO may invest significantly in bonds. As with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The INTERNATIONAL GROWTH AND INCOME and SUNAMERICA BALANCED PORTFOLIOS may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

SunAmerica Series Trust

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the INTERNATIONAL GROWTH AND INCOME PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The INTERNATIONAL GROWTH AND INCOME PORTFOLIO may also invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The EQUITY INDEX PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                   12.35%
1998                                                                   17.43%
1999                                                                   84.66%
2000                                                                  -15.25%
2001                                                                  -31.70%
2002                                                                  -24.71%
2003                                                                   28.57%
2004                                                                   16.72%
2005                                                                    8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%           6.48%
-----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          ALLIANCE GROWTH PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    29.11%
1997                                                                    31.43%
1998                                                                    52.23%
1999                                                                    33.07%
2000                                                                   -19.47%
2001                                                                   -14.00%
2002                                                                   -31.26%
2003                                                                    25.76%
2004                                                                     7.94%
2005                                                                    16.63%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.73%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 1                             16.63%      -1.32%      9.99%
---------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(1)                                5.26%      -3.58%      6.73%

---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                                      SunAmerica
Series Trust

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                          CASH MANAGEMENT PORTFOLIO CLASS 1
                                                          ---------------------------------
1996                                                                    4.91%
1997                                                                    5.22%
1998                                                                    5.05%
1999                                                                    4.87%
2000                                                                    6.06%
2001                                                                    3.67%
2002                                                                    1.40%
2003                                                                    0.63%
2004                                                                    0.86%
2005                                                                    2.76%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.08% (quarter ended 12/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
----------------------------------------------------------------------------------------------
 Cash Management Portfolio Class 1                              2.76%      1.86%       3.53%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                       DAVIS VENTURE VALUE PORTFOLIO CLASS 1
                                                       -------------------------------------
1996                                                                   24.76%
1997                                                                   34.32%
1998                                                                   13.73%
1999                                                                   16.11%
2000                                                                    9.47%
2001                                                                  -11.32%
2002                                                                  -16.77%
2003                                                                   33.16%
2004                                                                   13.50%
2005                                                                   10.60%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.18%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2005)                                              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 1                         10.60%      4.29%      11.57%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            4.91%      0.54%       9.07%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              EQUITY INDEX PORTFOLIO CLASS 1
                                                              ------------------------------
1999                                                                      17.14%
2000                                                                      -9.46%
2001                                                                     -12.26%
2002                                                                     -22.42%
2003                                                                      27.80%
2004                                                                      10.33%
2005                                                                       4.33%

During the period shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended 06/30/03) and the lowest return for a quarter was -17.20% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 4.16%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE    PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2005)            YEAR       YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------
 Equity Index Portfolio Class 1                              4.33%       0.03%         1.91%
----------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                         4.91%       0.54%         2.84%
----------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                                  CLASS 1
                                                 -----------------------------------------
1998                                                               10.83%
1999                                                               24.18%
2000                                                                1.16%
2001                                                              -22.24%
2002                                                              -20.89%
2003                                                               36.85%
2004                                                               20.98%
2005                                                               14.30%

During the period shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended 06/30/03) and the lowest return for a quarter was -23.49% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 9.74%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED          PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
---------------------------------------------------------------------------------
 International Growth and Income
   Portfolio Class 1                     14.30%       3.07%           6.54%
---------------------------------------------------------------------------------
 MSCI EAFE(R) Index(2)                   13.54%       4.55%           5.45%
---------------------------------------------------------------------------------
 S&P/Citigroup World ex-US Value
   Primary Markets Index(3)              16.38%       7.97%           7.92%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 2, 1997.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) represents the foreign stocks of 21 countries in Europe, Australasia and the Far East.

(3) Effective May 1, 2006, the Portfolio selected the S&P/Citigroup World ex-US Value Primary Markets Index for performance comparisons. The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation. The change from the MSCI EAFE(R) Index to the S&P/Citigroup World ex-US Value Primary Markets Index was made because the S&P/Citigroup World ex-US Value Primary Markets Index is more representative of the Portfolio's investment strategy.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%
2003                                                                  15.07%
2004                                                                   6.84%
2005                                                                   1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS
             (AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1
                   DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                        1.89%     -1.59%          5.94%
----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          4.91%      0.54%          8.43%
----------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                      2.43%      5.87%          6.72%
----------------------------------------------------------------------------------------------------
 Treasury Bills(4)                                            3.07%      2.10%          3.56%
----------------------------------------------------------------------------------------------------
 Former Blended Index(4)                                      3.94%      2.87%          7.70%
----------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)                                     6.27%      1.07%          8.65%
----------------------------------------------------------------------------------------------------
 New Blended Index(6)                                         4.41%      3.15%          8.17%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                           AGGRESSIVE GROWTH   ALLIANCE GROWTH   CASH MANAGEMENT   DAVIS VENTURE VALUE
                               PORTFOLIO          PORTFOLIO         PORTFOLIO           PORTFOLIO
                           -----------------   ---------------   ---------------   -------------------
                                CLASS 1            CLASS 1           CLASS 1             CLASS 1
                                -------            -------           -------             -------
Management Fees                  0.71%              0.61%             0.49%               0.71%
Service (12b-1) Fees             0.00%              0.00%             0.00%               0.00%
Other Expenses(1)                0.08%              0.05%             0.05%               0.05%
Total Annual Portfolio
  Operating Expenses(1)          0.79%              0.66%             0.54%               0.76%

                                                INTERNATIONAL
                             EQUITY INDEX         GROWTH AND          SUNAMERICA
                             PORTFOLIO(2)      INCOME PORTFOLIO   BALANCED PORTFOLIO
                           -----------------   ----------------   ------------------
                                CLASS 1            CLASS 1             CLASS 1
                                -------            -------             -------
Management Fees                  0.40%               0.93%               0.63%
Service (12b-1) Fees             0.00%               0.00%               0.00%
Other Expenses(1)                0.23%               0.17%               0.10%
Total Annual Portfolio
  Operating Expenses(1)          0.63%               1.10%               0.73%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" would have been as follows:

                                                 CLASS 1
                                                 -------
Aggressive Growth Portfolio                       0.74%
Alliance Growth Portfolio                         0.64%
Davis Venture Value Portfolio                     0.75%
International Growth and Income Portfolio         1.07%
SunAmerica Balanced Portfolio                     0.71%

(2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for the Equity Index Portfolio do not exceed the amount set forth below:

                                            CLASS 1
                                            -------
Equity Index Portfolio                       0.55%

 These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Aggressive Growth Portfolio*...............................   $ 81     $252    $  439   $  978
Alliance Growth Portfolio*.................................     67      211       368      822
Cash Management Portfolio..................................     55      173       302      677
Davis Venture Value Portfolio*.............................     78      243       422      942
Equity Index Portfolio*....................................     64      202       351      786
International Growth and Income Portfolio*.................    112      350       606    1,340
SunAmerica Balanced Portfolio*.............................     75      233       406      906

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio...............................   $ 76     $237      $411      $  918
Alliance Growth Portfolio.................................     65      205       357         798
Davis Venture Value Portfolio.............................     77      240       417         930
Equity Index Portfolio....................................     56      176       307         689
International Growth and Income Portfolio.................    109      340       590       1,306
SunAmerica Balanced Portfolio.............................     73      227       395         883

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other

                                                         SunAmerica Series Trust
situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see pages 4 and 5 of the Prospectus, respectively. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the

SunAmerica Series Trust

Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-------------------------------------------------------------------------------------------------------------------------------
                                      AGGRESSIVE GROWTH               ALLIANCE GROWTH                CASH MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's       - Equity securities:           - Equity securities:           - Fixed income securities:
 principal investments?          - small-cap stocks             - large-cap stocks             - U.S. treasury bills
                                 - mid-cap stocks                                              - agency discount notes
                                 - convertible securities                                      - corporate debt instruments
                                 - warrants                                                   - Short-term investments
                                - Defensive investments                                        - commercial paper
                                                                                               - repurchase agreements
                                                                                               - bank obligations
-------------------------------------------------------------------------------------------------------------------------------
 What other types of            - Equity securities:           - Foreign securities           N/A
 investments or strategies may   - large-cap stocks             (up to 25%)
 the Portfolio use to a
 significant extent?
-------------------------------------------------------------------------------------------------------------------------------
 What other types of            - Borrowing for temporary or   - Short-term investments       - Short-term investments
 investments may the Portfolio   emergency purposes            - Defensive investments         - municipal obligations
 use as part of efficient        (up to 33 1/3%)               - Borrowing for temporary or
 portfolio management or to     - Options and futures           emergency purposes
 enhance return?                - Illiquid securities           (up to 33 1/3%)
                                 (up to 15%)                   - Options and futures
                                - Short-term investments
                                - IPOs
-------------------------------------------------------------------------------------------------------------------------------
 What additional risks          - Active trading               - Active trading               - Interest rate fluctuations
 normally affect the            - Convertible securities risk  - Derivatives                  - Securities selection
 Portfolio?                     - Derivatives                  - Foreign exposure
                                - Growth stocks                - Growth stocks
                                - Hedging                      - Large cap companies
                                - Illiquidity                  - Market volatility
                                - IPO investing                - Securities selection
                                - Market volatility
                                - Securities selection
                                - Small and medium sized
                                 companies
                                - Technology sector
-------------------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERNATIONAL             SUNAMERICA
                            DAVIS VENTURE VALUE         EQUITY INDEX           GROWTH AND INCOME            BALANCED
--------------------------------------------------------------------------------------------------------------------------------
 What are the             - Equity securities:     - Equity securities:     - Equity securities:     - Equity securities:
 Portfolio's principal     - large-cap stocks       - common stocks          - large-cap stocks       - common stocks
 investments?                                         (at least 80%)           (foreign)             - Fixed income
                                                                            - Foreign securities      securities (at least
                                                                                                      25%):
                                                                                                      - U.S. government
                                                                                                        securities
                                                                                                      - corporate debt
                                                                                                        instruments
--------------------------------------------------------------------------------------------------------------------------------
 What other types of      - Equity securities:     N/A                      - Equity securities:     - Equity securities:
 investments or            - mid-cap stocks                                  - mid-cap stocks         - small-cap stocks (up
 strategies may the       - Foreign securities                                 (foreign)                to 20%)
 Portfolio use to a                                                         - Foreign securities:    - Short-term
 significant extent?                                                         - emerging markets       investments
                                                                            - Fixed income           - Defensive investments
                                                                              securities             - Foreign securities
                                                                              (up to 20%):           - Illiquid securities
                                                                             - investment grade       (up to 15%)
                                                                               securities            - Junk bonds (up to
                                                                             - junk bonds (up to      15%)
                                                                               20%)                  - Asset-backed
                                                                                                      securities
                                                                                                     - Mortgage-backed
                                                                                                      securities
                                                                                                     - TBA mortgage-backed
                                                                                                      securities
                                                                                                     - Commercial mortgage-
                                                                                                      backed securities
                                                                                                     - Forward commitments
                                                                                                      to purchase or sell
                                                                                                      short mortgage-backed
                                                                                                      and TBA mortgage-
                                                                                                      backed securities (may
                                                                                                      sell short up to 15%
                                                                                                      in mortgage-backed and
                                                                                                      TBA mortgage-backed
                                                                                                      securities)
                                                                                                     - Non-convertible
                                                                                                      preferred securities
                                                                                                     - Mortgage dollar roll
                                                                                                      transactions
--------------------------------------------------------------------------------------------------------------------------------
 What other types of      - Short-term             - Short-term             - Equity securities:     - Options and futures
 investments may the       investments              investments              - small-cap stocks      - Currency transactions
 Portfolio use as part    - Defensive investments  - Defensive investments     (foreign)             - Borrowing for
 of efficient portfolio   - U.S. government        - Options and futures     - large-cap stocks       temporary or emergency
 management or to          securities               (up to 10%)                (U.S.)                 purposes (up to
 enhance return?                                   - Borrowing for          - Currency transactions   33 1/3%)
                                                    temporary or emergency  - Short-term             - Securities lending
                                                    purposes                 investments              (up to 33 1/3%)
                                                    (up to 33 1/3%)         - Hybrid instruments
                                                   - Securities lending     - Equity swaps
                                                    (up to 33 1/3%)         - IPOs
                                                   - Illiquid securities
                                                    (up to 15%)
                                                   - Small-cap stocks
                                                   - Registered investment
                                                    companies
                                                   - Firm commitments
                                                   - When issued and
                                                    delayed-delivery
                                                    transactions
--------------------------------------------------------------------------------------------------------------------------------
 What additional risks    - Financial              - Derivatives            - Active trading         - Active trading
 normally affect the       institutions sector     - Illiquidity            - Credit quality         - Credit quality
 Portfolio?               - Foreign exposure       - Market volatility      - Currency volatility    - Currency volatility
                          - Large cap companies    - Passively-managed      - Emerging markets       - Derivatives
                          - Market volatility       strategy                - Foreign exposure       - Foreign exposure
                          - Medium sized                                    - Growth stocks          - Hedging
                           companies                                        - Hedging                - Illiquidity
                          - Securities selection                            - IPO investing          - Interest rate
                                                                            - Market volatility       fluctuations
                                                                            - Securities selection   - Market
                                                                            - Small and medium size  volatility
                                                                             companies               - Small sized companies
--------------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

                                                         SunAmerica Series Trust
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INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other EXCHANGE TRADED FUNDS ("ETFS"), can combine the

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characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

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CONVERTIBLE SECURITIES RISK:  Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely

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with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of the Equity Index Portfolio, it may utilize a passively managed strategy to achieve investment results that correspond to a particular market index. The Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

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--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Aggressive Growth Portfolio.................................  0.71%
Alliance Growth Portfolio...................................  0.61%
Cash Management Portfolio...................................  0.49%
Davis Venture Value Portfolio...............................  0.71%
Equity Index Portfolio......................................  0.40%
International Growth and Income Portfolio...................  0.93%
SunAmerica Balanced Portfolio...............................  0.63%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth Portfolio.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's

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members share responsibility in making investment decisions on behalf of a
Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

Alliance Growth Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

Cash Management Portfolio

COLUMBIA MANAGEMENT ADVISERS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2005, CMA had over $308.6 billion in assets under management.

Davis Venture Value Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

Equity Index Portfolio

FAF ADVISORS, INC. (FAF)is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffrey Asset Management) served as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2005, FAF had more than $124.3 billion in assets under management.

                                                         SunAmerica Series Trust

The Equity Index Portfolio is managed by Walter French. Mr. French joined FAF in 1999 and is currently the director of FAF's Quantitative Group and is an Equity Index and Enhanced Index Portfolio Manager.

SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

International Growth and Income Portfolio

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2005, Putnam had approximately $188.8 billion in assets under management.

The International Growth & Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 16 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding hods the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has 9 years of investment industry experience. He is currently a Quantitative Analyst on the Large Cap Value team and has been named Portfolio Manager on the International Value team. Mr. Jaroch holds the Charter Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

SunAmerica Series Trust

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Cash Management Portfolio Class 1
      01/31/02     $11.13      $0.37       $  0.02        $  0.39        $(0.45)        $   --         $(0.45)      $11.07
      01/31/03      11.07       0.15         (0.02)          0.13         (0.37)            --          (0.37)       10.83
      01/31/04      10.83       0.08          0.00           0.08         (0.23)            --          (0.23)       10.68
      01/31/05      10.68       0.10         (0.01)          0.09         (0.08)            --          (0.08)       10.69
      01/31/06      10.69       0.32            --           0.32         (0.09)            --          (0.09)       10.92
                                             SunAmerica Balanced Portfolio Class 1
      01/31/02     $17.64      $0.31       $ (3.12)       $ (2.81)       $(0.33)        $(0.48)        $(0.81)      $14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)        (0.34)            --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13         (0.29)            --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60         (0.21)            --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61         (0.35)            --          (0.35)       14.08
                                                 Equity Index Portfolio Class 1
      01/31/02     $11.70      $0.08       $ (2.02)       $ (1.94)       $(0.08)        $(0.09)        $(0.17)      $ 9.59
      01/31/03       9.59       0.09         (2.33)         (2.24)        (0.08)            --          (0.08)        7.27
      01/31/04       7.27       0.10          2.34           2.44         (0.09)            --          (0.09)        9.62
      01/31/05       9.62       0.14          0.40           0.54         (0.11)            --          (0.11)       10.05
      01/31/06      10.05       0.14          0.84           0.98         (0.17)            --          (0.17)       10.86
                                             Davis Venture Value Portfolio Class 1
      01/31/02     $29.37      $0.12       $ (4.78)       $ (4.66)       $(0.13)        $(4.00)        $(4.13)      $20.58
      01/31/03      20.58       0.15         (3.40)         (3.25)        (0.12)            --          (0.12)       17.21
      01/31/04      17.21       0.21          6.47           6.68         (0.17)            --          (0.17)       23.72
      01/31/05      23.72       0.24          2.20           2.44         (0.22)            --          (0.22)       25.94
      01/31/06      25.94       0.28          3.25           3.53         (0.28)            --          (0.28)       29.19

      ----------  ------------------------------------------------------------
                               NET       RATIO OF     RATIO OF NET
                              ASSETS    EXPENSES TO    INVESTMENT
                              END OF      AVERAGE      INCOME TO
        PERIOD     TOTAL      PERIOD        NET         AVERAGE      PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS       NET ASSETS    TURNOVER
      ----------  ------------------------------------------------------------
                               Cash Management Portfolio Class 1
      01/31/02       3.48%   $600,741      0.52%          3.31%          --%
      01/31/03       1.22     457,994      0.52           1.37           --
      01/31/04       0.72     244,351      0.54           0.69           --
      01/31/05       0.86     227,570      0.56           0.90           --
      01/31/06       3.04     191,254      0.54           2.91           --
                             SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)%  $471,194      0.66%          2.00%         322%(2)
      01/31/03     (14.95)    310,531      0.68           1.91          611(2)
      01/31/04      18.51     318,419      0.69           1.45          187(2)
      01/31/05       4.52     275,323      0.72(1)        2.03(1)       192(2)
      01/31/06       4.55(3)  224,250      0.73(1)        2.16(1)       227
                                 Equity Index Portfolio Class 1
      01/31/02     (16.57)%  $ 51,434      0.55(4)%       0.80(4)%        5%
      01/31/03     (23.31)     37,586      0.55(4)        1.07(4)         4
      01/31/04      33.68      49,616      0.55(4)        1.19(4)         1
      01/31/05       5.65      46,789      0.55(4)        1.42(4)         4
      01/31/06       9.86      41,634      0.55(4)(5)     1.32(4)(5)      2
                             Davis Venture Value Portfolio Class 1
      01/31/02     (15.57)%  $2,323,050    0.76%          0.49%          30%
      01/31/03     (15.79)   1,612,985     0.75           0.81           17
      01/31/04      38.95    2,004,101     0.77           1.03           13
      01/31/05      10.35    1,913,355     0.79(1)        1.03(1)         9
      01/31/06      13.71    1,819,150     0.76(1)        1.04(1)        14

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

                                                                     -----------------------------
                                                                     1/03    1/04    1/05    1/06
                                                                     -----------------------------
       SunAmerica Balanced Class 1.................................   --%     --%    0.00%    0.02%
       Davis Venture Value Class 1.................................   --      --     0.00     0.01

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced.........................................  322%   611%   186%   192%

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
   (4) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                 EXPENSES                        NET INVESTMENT INCOME (LOSS)
                                                  ---------------------------------------    ------------------------------------
                                                  1/02    1/03    1/04    1/05     1/06      1/02    1/03    1/04    1/05    1/06
                                                  ---------------------------------------    ------------------------------------
       Equity Index Class 1.....................  0.59%   0.58%   0.62%   0.63%   0.63%      0.76%   1.04%   1.12%   1.34%   1.24%

   (5)  Net of custody credits of 0.01%

SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS     DIVIDENDS    DIVIDENDS
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM   DECLARED     FROM NET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET        FROM NET     REALIZED
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT     RETURN OF     GAIN ON         TOTAL
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME        CAPITAL    INVESTMENTS   DISTRIBUTIONS
      -----------------------------------------------------------------------------------------------------------------------
                                                 Alliance Growth Portfolio Class 1
      01/31/02     $28.20     $ 0.04        $(6.61)        $(6.57)       $   --        $   --       $(2.22)        $(2.22)
      01/31/03      19.41       0.03         (5.87)         (5.84)        (0.04)           --           --          (0.04)
      01/31/04      13.53       0.05          4.30           4.35         (0.04)           --           --          (0.04)
      01/31/05      17.84       0.06          0.24           0.30         (0.06)           --           --          (0.06)
      01/31/06      18.08       0.02          5.07           5.09         (0.08)           --           --          (0.08)
                                                Aggressive Growth Portfolio Class 1
      01/31/02      17.72       0.03         (5.77)         (5.74)        (0.05)           --        (3.09)         (3.14)
      01/31/03       8.84      (0.02)        (2.13)         (2.15)        (0.02)        (0.00)          --          (0.02)
      01/31/04       6.67      (0.03)         2.22           2.19            --            --           --             --
      01/31/05       8.86      (0.02)         1.26           1.24            --            --           --             --
      01/31/06      10.10       0.01          1.50           1.51            --            --           --             --
                                         International Growth and Income Portfolio Class 1
      01/31/02      12.51       0.09         (3.05)         (2.96)        (0.03)           --        (0.45)         (0.48)
      01/31/03       9.07       0.09         (1.96)         (1.87)        (0.05)           --           --          (0.05)
      01/31/04       7.15       0.12          3.06           3.18         (0.12)           --           --          (0.12)
      01/31/05      10.21       0.09          1.57           1.66         (0.14)           --           --          (0.14)
      01/31/06      11.73       0.21          2.50           2.71         (0.11)           --           --          (0.11)

      ----------  ----------------------------------------------------------------------------
                   NET                    NET        RATIO OF       RATIO OF NET
                  ASSET                  ASSETS     EXPENSES TO      INVESTMENT
                  VALUE                  END OF       AVERAGE     INCOME (LOSS) TO
        PERIOD    END OF     TOTAL       PERIOD         NET         AVERAGE NET      PORTFOLIO
        ENDED     PERIOD   RETURN**     (000'S)       ASSETS           ASSETS        TURNOVER
      ----------  ----------------------------------------------------------------------------
                                       Alliance Growth Portfolio Class 1
      01/31/02    $19.41    (23.05)%   $1,928,115      0.65%            0.17%            86%
      01/31/03     13.53    (30.08)     1,007,655      0.65(1)          0.19(1)          51
      01/31/04     17.84     32.17      1,105,466      0.68(1)          0.27(1)          63
      01/31/05     18.08      1.68        873,722      0.70(1)          0.31(1)          82
      01/31/06     23.09     28.23        878,869      0.66(1)          0.10(1)          66
                                      Aggressive Growth Portfolio Class 1
      01/31/02      8.84    (31.71)       293,084      0.75             0.21            229
      01/31/03      6.67    (24.28)       156,449      0.77            (0.24)           150
      01/31/04      8.86     32.83        198,390      0.79            (0.39)           103
      01/31/05     10.10     14.00        189,042      0.80(1)         (0.26)(1)         89
      01/31/06     11.61     14.95        174,880      0.79(1)          0.05(1)         121
                               International Growth and Income Portfolio Class 1
      01/31/02      9.07    (23.67)       289,084      1.20             0.84            148
      01/31/03      7.15    (20.66)       177,883      1.22             1.08            264
      01/31/04     10.21     44.71        232,740      1.25(1)          1.41(1)         108
      01/31/05     11.73     16.37        262,167      1.24(1)          0.79(1)          67
      01/31/06     14.33     23.25        283,464      1.10(1)          1.68(1)          79

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       Alliance Growth Class 1.................................  0.00%   0.02%   0.03%   0.02%
       Aggressive Growth Class 1...............................   --      --     0.00    0.05
       International Growth and Income Class 1.................   --     0.05    0.02    0.03

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 1 SHARES)

                 -   Aggressive Growth Portfolio
                 -   SunAmerica Balanced Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3
  Q&A.......................................................      3
EXPENSE SUMMARY.............................................      8
ACCOUNT INFORMATION.........................................      9
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     12
  Investment Strategies.....................................     12
GLOSSARY....................................................     13
  Investment Terminology....................................     13
  Risk Terminology..........................................     15
MANAGEMENT..................................................     18
  Information About the Investment Adviser and Manager......     18
     AIG SunAmerica Asset Management Corp...................     18
       Aggressive Growth Portfolio..........................     18
  Information About the Subadviser..........................     18
     J.P. Morgan Investment Management Inc..................     19
       SunAmerica Balanced Portfolio........................     19
     Information about the Distributor......................     19
     Payments in Connection with Distribution...............     19
     Custodian, Transfer and Dividend Paying Agent..........     19
     Legal Proceedings......................................     19
FINANCIAL HIGHLIGHTS........................................     21
FOR MORE INFORMATION........................................     22

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series ("Portfolios"), two of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," on page 12, and the glossary that follows on page 13.


                             Q&A
A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Aggressive Growth        capital appreciation       invests primarily in equity
  Portfolio                                           securities of high growth companies
                                                      including small and medium sized
                                                      growth companies with market
                                                      capitalizations of $1.5 billion to
                                                      $15 billion
-----------------------------------------------------------------------------------------------
  SunAmerica Balanced      conservation of            maintains at all times a balanced
  Portfolio                principal and capital      portfolio of stocks and bonds, with
                           appreciation               at least 25% invested in fixed income
                                                      securities
-----------------------------------------------------------------------------------------------

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 12 describe various additional risks.

     Risks of Investing in Equity Securities

     The AGGRESSIVE GROWTH PORTFOLIO invests primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in either of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for either of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

                                                         SunAmerica Series Trust

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Risks of Investing in Bonds

    The SUNAMERICA BALANCED PORTFOLIO may invest significantly in bonds. As with any bond fund, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Junk Bonds

    The SUNAMERICA BALANCED PORTFOLIO may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    Both of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect both Portfolios.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the AGGRESSIVE GROWTH PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                        AGGRESSIVE GROWTH PORTFOLIO CLASS 1
                                                        -----------------------------------
1997                                                                   12.35%
1998                                                                   17.43%
1999                                                                   84.66%
2000                                                                  -15.25%
2001                                                                  -31.70%
2002                                                                  -24.71%
2003                                                                   28.57%
2004                                                                   16.72%
2005                                                                    8.73%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 7.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED            PAST ONE   PAST FIVE        CLASS 1
DECEMBER 31, 2005)                          YEAR       YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class 1        8.73%      -3.45%           6.48%
-----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                   6.12%       1.58%           8.51%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                                                                      SunAmerica
Series Trust

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                      SUNAMERICA BALANCED PORTFOLIO CLASS 1
                                                      -------------------------------------
1997                                                                  24.48%
1998                                                                  24.61%
1999                                                                  21.40%
2000                                                                  -9.43%
2001                                                                 -13.14%
2002                                                                 -15.18%
2003                                                                  15.07%
2004                                                                   6.84%
2005                                                                   1.89%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 2.01%.
--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS
             (AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE        CLASS 1
                   DECEMBER 31, 2005)                        YEAR       YEARS     SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class 1                        1.89%     -1.59%          5.94%
----------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          4.91%      0.54%          8.43%
----------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)                      2.43%      5.87%          6.72%
----------------------------------------------------------------------------------------------------
 Treasury Bills(4)                                            3.07%      2.10%          3.56%
----------------------------------------------------------------------------------------------------
 Former Blended Index(4)                                      3.94%      2.87%          7.70%
----------------------------------------------------------------------------------------------------
 Russell 1000(R) Index(5)                                     6.27%      1.07%          8.65%
----------------------------------------------------------------------------------------------------
 New Blended Index(6)                                         4.41%      3.15%          8.17%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 1 is June 3, 1996.

(2) The Standards & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

SunAmerica Series Trust

(4) The Former Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(5) Effective January 23, 2006, the Portfolio selected the Russell 1000(R) Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(6) Effective January 23, 2006, the Portfolio selected the New Blended Index for performance comparisons. The change to the New Blended Index was made because the New Blended Index is more representative of the Portfolio's investment strategy. The New Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in Class 1 shares of each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                              AGGRESSIVE     SUNAMERICA
                                                                GROWTH        BALANCED
                                                              PORTFOLIO      PORTFOLIO
                                                              ----------     ----------
                                                              ----------     ----------
Management Fees                                                  0.71%          0.63%
Service (12b-1) Fees                                             0.00%          0.00%
Other Expenses(1)                                                0.08%          0.10%
Total Annual Portfolio Operating Expenses(1)                     0.79%          0.73%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" would have been as follows:

                                                 -------
Aggressive Growth Portfolio                       0.74%
SunAmerica Balanced Portfolio                     0.71%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                              1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                              ------   ------   ------   -------
Aggressive Growth Portfolio*................................   $81      $252     $439     $978
SunAmerica Balanced Portfolio*..............................    75       233      406      906

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Aggressive Growth Portfolio...............................   $76      $237      $411       $918
SunAmerica Balanced Portfolio.............................    73       227       395        883

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other

                                                         SunAmerica Series Trust
situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 4 of the Prospectus, respectively. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the

SunAmerica Series Trust

Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------------
                                                                                           SUNAMERICA
                                                 AGGRESSIVE GROWTH                          BALANCED
-----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities:                   - Equity securities:
  investments?                           - small-cap stocks                     - common stocks
                                         - mid-cap stocks                     - Fixed income securities (at least
                                         - convertible securities               25%):
                                         - warrants                             - U.S. government securities
                                       - Defensive investments                  - corporate debt instruments
-----------------------------------------------------------------------------------------------------------------------
  What other types of investments or   - Equity securities:                   - Equity securities:
  strategies may the Portfolio use to    - large-cap stocks                     - small-cap stocks (up to 20%)
  a significant extent?                                                       - Short-term investments
                                                                              - Defensive investments
                                                                              - Foreign securities
                                                                              - Illiquid securities (up to 15%)
                                                                              - Junk bonds (up to 15%)
                                                                              - Asset-backed securities
                                                                              - Mortgage-backed securities
                                                                              - TBA mortgage-backed securities
                                                                              - Commercial mortgage-backed
                                                                                securities
                                                                              - Forward commitments to purchase or
                                                                                sell short mortgage-backed and TBA
                                                                                mortgage-backed securities (may
                                                                                sell short up to 15% in
                                                                                mortgage-backed and TBA
                                                                                mortgage-backed securities)
                                                                              - Non-convertible preferred
                                                                                securities
                                                                              - Mortgage dollar roll transactions
-----------------------------------------------------------------------------------------------------------------------
  What other types of investments may  - Borrowing for temporary or           - Options and futures
  the Portfolio use as part of           emergency purposes (up to 33 1/3%)   - Currency transactions
  efficient portfolio management or    - Options and futures                  - Borrowing for temporary or
  to enhance return?                   - Illiquid securities (up to 15%)        emergency purposes (up to 33 1/3%)
                                       - Short-term investments               - Securities lending (up to 33 1/3%)
                                       - IPOs
-----------------------------------------------------------------------------------------------------------------------
  What additional risks normally       - Active trading                       - Active trading
  affect the Portfolio?                - Convertible securities risk          - Credit quality
                                       - Derivatives                          - Currency volatility
                                       - Growth stocks                        - Derivatives
                                       - Hedging                              - Foreign exposure
                                       - Illiquidity                          - Hedging
                                       - IPO investing                        - Illiquidity
                                       - Market volatility                    - Interest rate fluctuations
                                       - Securities selection                 - Market
                                       - Small and medium sized companies     volatility
                                       - Technology sector                    - Small sized companies
-----------------------------------------------------------------------------------------------------------------------

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

                                                         SunAmerica Series Trust

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced
       (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

SunAmerica Series Trust

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the

                                                         SunAmerica Series Trust
contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be

SunAmerica Series Trust
more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Aggressive Growth Portfolio.................................  0.71%
SunAmerica Balanced Portfolio...............................  0.63%

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth Portfolio.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

INFORMATION ABOUT THE SUBADVISER

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the SunAmerica Balanced Portfolio is set forth below. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio. AIG SAAMCo may terminate the agreement with the Subadviser without shareholder approval.

SunAmerica Series Trust

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SunAmerica Balanced Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The SunAmerica Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Portfolio Manager and Head of JP Morgan's US Global Multi-Asset Group. He is also a member of JP Morgan's Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

The Subadviser or its affiliates may make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

                                                         SunAmerica Series Trust

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 1 shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      -----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL      DIVIDENDS    DIVIDENDS    DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM       DECLARED    DECLARED     FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-      FROM NET    FROM NET     REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT      INVESTMENT   RETURN OF     GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS     INCOME      CAPITAL    INVESTMENTS   DISTRIBUTIONS   PERIOD
      -----------------------------------------------------------------------------------------------------------------------------
                                                   Aggressive Growth Portfolio Class 1
      01/31/02     $17.72     $ 0.03        $(5.77)        $(5.74)      $(0.05)     $   --       $(3.09)        $(3.14)      $ 8.84
      01/31/03       8.84      (0.02)        (2.13)         (2.15)       (0.02)      (0.00)          --          (0.02)        6.67
      01/31/04       6.67      (0.03)         2.22           2.19           --          --           --             --         8.86
      01/31/05       8.86      (0.02)         1.26           1.24           --          --           --             --        10.10
      01/31/06      10.10       0.01          1.50           1.51           --          --           --             --        11.61
                                                  SunAmerica Balanced Portfolio Class 1
      01/31/02      17.64       0.31         (3.12)         (2.81)       (0.33)         --        (0.48)         (0.81)       14.02
      01/31/03      14.02       0.25         (2.34)         (2.09)       (0.34)         --           --          (0.34)       11.59
      01/31/04      11.59       0.18          1.95           2.13        (0.29)         --           --          (0.29)       13.43
      01/31/05      13.43       0.28          0.32           0.60        (0.21)         --           --          (0.21)       13.82
      01/31/06      13.82       0.31          0.30           0.61        (0.35)         --           --          (0.35)       14.08

      ----------  -------------------------------------------------------------------
                               NET       RATIO OF        RATIO OF NET
                              ASSETS    EXPENSES TO       INVESTMENT
                              END OF      AVERAGE        INCOME (LOSS)
        PERIOD     TOTAL      PERIOD        NET           TO AVERAGE        PORTFOLIO
        ENDED     RETURN**   (000'S)      ASSETS          NET ASSETS        TURNOVER
      ----------  -------------------------------------------------------------------
                                  Aggressive Growth Portfolio Class 1
      01/31/02     (31.71)%  $293,084       0.75%             0.21%            229%
      01/31/03     (24.28)    156,449       0.77             (0.24)            150
      01/31/04      32.83     198,390       0.79             (0.39)            103
      01/31/05      14.00     189,042       0.80(1)          (0.26)(1)          89
      01/31/06      14.95     174,880       0.79(1)           0.05(1)          121
                                 SunAmerica Balanced Portfolio Class 1
      01/31/02     (15.86)    471,194       0.66              2.00             322(2)
      01/31/03     (14.95)    310,531       0.68              1.91             611(2)
      01/31/04      18.51     318,419       0.69              1.45             187(2)
      01/31/05       4.52     275,323       0.72(1)           2.03(1)          192(2)
      01/31/06       4.55(3)  224,250       0.73(1)           2.16(1)          227

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                ------------
                                                                1/05    1/06
                                                                ------------
       Aggressive Growth Class 1..............................  0.00%   0.05%
       SunAmerica Balanced Class 1............................  0.00    0.02

   (2)  Portfolio turnover includes paydowns on securities.
        Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                                      -------------------------
                                                                      2002   2003   2004   2005
                                                                      -------------------------
        SunAmerica Balanced.........................................  322%   611%   186%   192%

   (3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

                                                         SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 2 SHARES)

                  --    Alliance Growth Portfolio
                  --    Davis Venture Value Portfolio
                  --    Global Equities Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Technology Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3
  Q&A.......................................................      3
EXPENSE SUMMARY.............................................     11
ACCOUNT INFORMATION.........................................     13
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     16
  Investment Strategies.....................................     16
GLOSSARY....................................................     18
  Investment Terminology....................................     18
  Risk Terminology..........................................     20
MANAGEMENT..................................................     23
  Information About the Investment Adviser and Manager......     23
  Information About the Subadvisers.........................     23
     Alliance Bernstein L.P.................................     24
       Alliance Growth Portfolio............................     24
     Davis Selected Advisers, L.P. d/b/a Davis Advisers.....     24
       Davis Venture Value Portfolio........................     24
     J.P. Morgan Investment Management Inc..................     24
       Global Equities Portfolio............................     24
     Massachusetts Financial Services Company...............     24
       MFS Mid-Cap Growth Portfolio.........................     24
     Morgan Stanley Investment Management, Inc..............     25
       Technology Portfolio.................................     25
     Information about the Distributor......................     25
     Payments in Connection with Distribution...............     25
     Custodian, Transfer and Dividend Paying Agent..........     25
     Legal Proceedings......................................     25
FINANCIAL HIGHLIGHTS........................................     27
FOR MORE INFORMATION........................................     29

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series ("Portfolios"), five of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 17, and the glossary that follows on page 18.


                             Q&A
"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Davis Venture Value      growth of capital          invests primarily in common stocks of
  Portfolio                                           companies with market capitalizations
                                                      of at least $10 billion
-----------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the
                                                      potential for appreciation and
                                                      engages in transactions in foreign
                                                      currencies; under normal
                                                      circumstances, at least 80% of net
                                                      assets of the Portfolio will be
                                                      invested in equity securities
-----------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-----------------------------------------------------------------------------------------------
  Technology Portfolio     long-term capital          invests, under normal circumstances,
                           appreciation               at least 80% of net assets in equity
                                                      securities that demonstrate the
                                                      potential for capital appreciation,
                                                      issued by companies the Subadviser
                                                      believes are positioned to benefit
                                                      from involvement in technology and
                                                      technology-related industries
                                                      worldwide
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 17 describe various additional risks.

    Risks of Investing in Equity Securities

    Each of the Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, GLOBAL EQUITIES, MFS MID-CAP GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the DAVIS VENTURE VALUE PORTFOLIO.

    Risks of Investing in Junk Bonds

    The MFS MID-CAP GROWTH PORTFOLIO may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    Each of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and is a primary risk of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The GLOBAL EQUITIES, MFS MID-CAP GROWTH and TECHNOLOGY PORTFOLIOS may invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

SunAmerica Series Trust

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*
                                  (BAR CHART)

                                                                       ALLIANCE GROWTH PORTFOLIO
                                                                       -------------------------
2002                                                                            -31.39
2003                                                                             25.61
2004                                                                              7.74
2005                                                                             16.49

During the period shown in the bar chart, the highest return for a quarter was 12.49% (quarter ended 06/30/03) and the lowest return for a quarter was -16.34% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.69%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 2                             16.49%          1.82%
--------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(2)                                5.26%          0.10%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*
                                  (BAR CHART)

                                                                     DAVIS VENTURE VALUE PORTFOLIO
                                                                     -----------------------------
2002                                                                            -16.86
2003                                                                             32.89
2004                                                                             13.34
2005                                                                             10.47

During the period shown in the bar chart, the highest return for a quarter was 18.64% (quarter ended 06/30/03) and the lowest return for a quarter was -13.17% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.15%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class 2                         10.47%          6.95%
--------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                            4.91%          2.64%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*
                                  (BAR CHART)

                                                                       GLOBAL EQUITIES PORTFOLIO
                                                                       -------------------------
2002                                                                            -26.99
2003                                                                             26.34
2004                                                                             11.76
2005                                                                             15.56

During the period shown in the bar chart, the highest return for a quarter was 15.05% (quarter ended 06/30/03) and the lowest return for a quarter was -20.69% (quarter ended 09/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Global Equities Portfolio Class 2                             15.56%         3.48%
--------------------------------------------------------------------------------------
 MSCI World Index(SM) (2)                                       9.49%         5.64%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

SunAmerica Series Trust

     ---------------------------------------------------------------------------

                            MFS MID-CAP GROWTH PORTFOLIO
     ---------------------------------------------------------------------------

                                    (CLASS 2)*

                                    (BAR CHART)

                                                                     MFS MID-CAP GROWTH PORTFOLIO
                                                                     ----------------------------
2002                                                                            -47.21
2003                                                                             37.02
2004                                                                             13.89
2005                                                                              2.99

During the period shown in the bar chart, the highest return for a quarter was 18.02% (quarter ended 06/30/03) and the lowest return for a quarter was -34.49% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.92%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 2                           2.99%        -6.30%
--------------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)                             12.10%         6.29%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

                                                         SunAmerica Series Trust

      --------------------------------------------------------------------------

                                 TECHNOLOGY PORTFOLIO
      --------------------------------------------------------------------------

                                    (CLASS 2)*

                                    (BAR CHART)

                                                                     TECHNOLOGY PORTFOLIO CLASS 2
                                                                     ----------------------------
2002                                                                            -49.29
2003                                                                             50.28
2004                                                                             -2.60
2005                                                                             -0.38

During the period shown in the bar chart, the highest return for a quarter was 22.78% (quarter ended 06/30/03) and the lowest return for a quarter was -33.86% (quarter ended 06/30/02). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.83%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class 2                                  -0.38%          -9.29%
---------------------------------------------------------------------------------------
 Nasdaq(R) Composite Index(2)                                   2.12%           2.44%
---------------------------------------------------------------------------------------
 Nasdaq 100(R) Index(3)                                         1.90%          -0.46%
---------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 2 shares of the Portfolio is July 9, 2001.

(2) The Nasdaq(R) Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

(3) The Nasdaq 100(R) Index represents the largest and most active non-financial domestic and international securities listed on the Nasdaq Stock Market, based on market value (capitalization).

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in Class 2 shares of each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                              ALLIANCE GROWTH   DAVIS VENTURE VALUE   GLOBAL EQUITIES
                                                 PORTFOLIO           PORTFOLIO           PORTFOLIO
                                              ---------------   -------------------   ---------------
                                                  CLASS 2             CLASS 2             CLASS 2
                                              ---------------   -------------------   ---------------
Management Fees                                    0.61%               0.71%               0.79%
Service (12b-1) Fees                               0.15%               0.15%               0.15%
Other Expenses(1)                                  0.05%               0.05%               0.12%
Total Annual Portfolio Operating Expenses(1)       0.81%               0.91%               1.06%

                                              MFS MID-CAP GROWTH   TECHNOLOGY
                                                  PORTFOLIO        PORTFOLIO
                                              ------------------   ----------
                                                   CLASS 2          CLASS 2
                                              ------------------   ----------
Management Fees                                      0.75%            1.00%
Service (12b-1) Fees                                 0.15%            0.15%
Other Expenses(1)                                    0.07%            0.19%
Total Annual Portfolio Operating Expenses(1)         0.97%            1.34%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 2 would have been as follows:

                                                 CLASS 2
                                                 -------
Alliance Growth Portfolio                         0.79%
Davis Venture Value Portfolio                     0.90%
Global Equities Portfolio                         1.04%
MFS Mid-Cap Growth Portfolio                      0.94%
Technology Portfolio                              1.30%

                                                         SunAmerica Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                             1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                             ------   ------   ------   -------
Alliance Growth Portfolio*.................................   $ 83     $259    $  450   $1,002
Davis Venture Value Portfolio*.............................     93      290       504    1,120
Global Equities Portfolio*.................................    108      337       585    1,294
MFS Mid-Cap Growth Portfolio*..............................     99      309       536    1,190
Technology Portfolio*......................................    136      425       734    1,613

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Alliance Growth Portfolio.................................   $ 81     $252      $439      $  978
Davis Venture Value.......................................     92      287       498       1,108
Global Equities Portfolio.................................    106      331       574       1,271
MFS Mid-Cap Growth Portfolio..............................     96      300       520       1,155
Technology Portfolio......................................    132      412       713       1,568

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE (12B-1) PLAN

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 shares. Because these fees are paid out of each Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the

                                                         SunAmerica Series Trust
day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 4 and 5 of the Prospectus, respectively. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing

SunAmerica Series Trust
significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

SunAmerica Series Trust


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                                          DAVIS VENTURE
                     ALLIANCE GROWTH          VALUE          GLOBAL EQUITIES    MFS MID-CAP GROWTH      TECHNOLOGY
--------------------------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities:         securities (at      securities (at      securities:
  principal           - large-cap         - large-cap         least 80%):         least 80%):         - common stocks
  investments?          stocks              stocks            - large-cap         - common stocks     - technology
                                                                stocks            - preferred           companies (at
                                                              - mid-cap stocks      stocks              least 80%),
                                                              - small-cap         - mid-cap stocks      which may
                                                                stocks            - convertible         include
                                                            - Foreign               securities          certain
                                                              securities        - Fixed income          science
                                                                                  securities:           companies
                                                                                  - corporate
                                                                                    securities
                                                                                - Foreign
                                                                                  securities (up
                                                                                  to 20%):
                                                                                  - emerging
                                                                                    markets
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Equity            - Foreign           - Junk bonds        - Foreign
  of investments      securities          securities:         securities:         (up to 10%)         securities:
  or strategies       (up to 25%)         - mid-cap stocks    - emerging                              - emerging
  may the                               - Foreign               markets                                 markets
  Portfolio use to                        securities
  a significant
  extent?
--------------------------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Short-term        - Equity            - Equity
  of investments      investments         investments         investments         securities:         securities:
  may the           - Defensive         - Defensive         - Currency            - warrants and      - warrants and
  Portfolio use as    investments         investments         transactions          rights              rights
  part of           - Borrowing for     - U.S. government   - Defensive         - Fixed income      - Illiquid
  efficient           temporary or        securities          investments         securities:         securities
  portfolio           emergency                             - Borrowing for       - U.S.              (up to 15%)
  management or to    purposes                                temporary or          government      - Options and
  enhance return?     (up to 33 1/3%)                         emergency             securities        futures
                    - Options and                             purposes (up to     - zero-coupon,    - IPOs
                      futures                                 33 1/3%)              deferred
                                                            - Options and           interest and
                                                              futures               PIK bonds
                                                                                  - variable and
                                                                                    floating rate
                                                                                    obligations
                                                                                - Short sales
                                                                                - When issued and
                                                                                  delayed-delivery
                                                                                  transactions
                                                                                - Options and
                                                                                  futures
                                                                                - Currency
                                                                                  transactions
                                                                                - Forward
                                                                                  commitments
                                                                                - Registered
                                                                                  investment
                                                                                  companies
                                                                                - Securities
                                                                                  lending
                                                                                  (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Financial         - Active trading    - Convertible       - Active trading
  risks normally    - Derivatives         institutions      - Currency            securities risk   - Derivatives
  affect the        - Foreign exposure    sector              volatility        - Credit quality    - Emerging markets
  Portfolio?        - Growth stocks     - Foreign exposure  - Derivatives       - Emerging markets  - Foreign exposure
                    - Large cap         - Large cap         - Emerging markets  - Foreign exposure  - Growth stocks
                      companies           companies         - Foreign exposure  - Growth stocks     - Hedging
                    - Market            - Market            - Growth stocks     - Market            - Illiquidity
                      volatility          volatility        - Hedging             volatility        - IPO investing
                    - Securities        - Medium sized      - Large cap         - Medium sized      - Market
                      selection           companies           companies           companies           volatility
                                        - Securities        - Market            - Securities        - Securities
                                          selection           volatility          selection           selection
                                                            - Securities        - Short sale risks  - Small and medium
                                                              selection                               sized companies
                                                            - Small and medium                      - Technology
                                                              sized companies                         sector
--------------------------------------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

SunAmerica Series Trust

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or

                                                         SunAmerica Series Trust
economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

SunAmerica Series Trust

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

                                                         SunAmerica Series Trust

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                             FEE
                         ---------                            -----
Alliance Growth Portfolio...................................  0.61%
Davis Venture Value Portfolio...............................  0.71%
Global Equities Portfolio...................................  0.79%
MFS Mid-Cap Growth Portfolio................................  0.75%
Technology Portfolio........................................  1.00%

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

                                                         SunAmerica Series Trust

Alliance Growth Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

Davis Venture Value Portfolio

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

Global Equities Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

MFS Mid-Cap Growth Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

SunAmerica Series Trust

Technology Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

The Technology Portfolio is managed by David Walker and Mary Jayne Maly. Mr. Walker, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1990 and joined the investment team in 1996. Ms. Maly, Managing Director and Portfolio Manager of MSIM, Inc., is head of the Morgan Stanley Sector Funds Group. She has been associated with MSIM Inc. in an investment management capacity since 1992.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c)

                                                         SunAmerica Series Trust
of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for Class 2 shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      -----------------------------------------------------------------------------------------------------------------------------
                   NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                  ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                  VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
       PERIOD   BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF    TOTAL
       ENDED    OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD   RETURN**
      -----------------------------------------------------------------------------------------------------------------------------
                                                  Davis Venture Value Portfolio Class 2
      07/09/01@-
      01/31/02   $26.21     $ 0.05        $(1.57)        $(1.52)       $(0.12)        $(4.00)        $(4.12)      $20.57     (5.48)%
      01/31/03    20.57       0.12         (3.39)         (3.27)        (0.10)            --          (0.10)       17.20    (15.88)
      01/31/04    17.20       0.17          6.47           6.64         (0.15)            --          (0.15)       23.69     38.68
      01/31/05    23.69       0.22          2.18           2.40         (0.19)            --          (0.19)       25.90     10.18
      01/31/06    25.90       0.24          3.25           3.49         (0.24)            --          (0.24)       29.15     13.57
                                                    Alliance Growth Portfolio Class 2
      07/09/01@-
      01/31/02    22.75      (0.01)        (1.12)         (1.13)           --          (2.22)         (2.22)       19.40     (4.67)
      01/31/03    19.40       0.01         (5.86)         (5.85)        (0.03)            --          (0.03)       13.52    (30.17)
      01/31/04    13.52       0.02          4.30           4.32         (0.02)            --          (0.02)       17.82     31.94
      01/31/05    17.82       0.04          0.23           0.27         (0.03)            --          (0.03)       18.06      1.54
      01/31/06    18.06      (0.01)         5.06           5.05         (0.05)            --          (0.05)       23.06     28.03
                                                  MFS Mid-Cap Growth Portfolio Class 2
      07/09/01@-
      01/31/02    15.37      (0.04)        (2.96)         (3.00)           --          (2.38)         (2.38)        9.99    (19.67)
      01/31/03     9.99      (0.03)        (4.16)         (4.19)           --             --             --         5.80    (41.94)
      01/31/04     5.80      (0.04)         2.54           2.50            --             --             --         8.30     43.10
      01/31/05     8.30      (0.06)         0.47           0.41            --             --             --         8.71      4.94
      01/31/06     8.71      (0.04)         1.09           1.05            --             --             --         9.76     12.06
                                                      Technology Portfolio Class 2
      07/09/01@-
      01/31/02     4.04      (0.03)        (0.59)         (0.62)           --             --             --         3.42    (15.35)
      01/31/03     3.42      (0.03)        (1.60)         (1.63)           --             --             --         1.79    (47.66)
      01/31/04     1.79      (0.03)         1.07           1.04            --             --             --         2.83     58.10
      01/31/05     2.83      (0.01)        (0.37)         (0.38)           --             --             --         2.45    (13.43)
      01/31/06     2.45      (0.02)         0.35           0.33            --             --             --         2.78     13.47
                                                    Global Equities Portfolio Class 2
      07/09/01@-
      01/31/02    13.81      (0.02)        (1.15)         (1.17)        (0.01)         (2.15)         (2.16)       10.48     (8.38)
      01/31/03    10.48         --         (2.63)         (2.63)           --             --             --         7.85    (25.10)
      01/31/04     7.85       0.01          2.66           2.67         (0.01)            --          (0.01)       10.51     34.04
      01/31/05    10.51       0.02          0.64           0.66         (0.02)            --          (0.02)       11.15      6.30
      01/31/06    11.15       0.06          2.90           2.96         (0.02)            --          (0.02)       14.09     26.56

      --------  ---------------------------------------------------
                   NET        RATIO OF     RATIO OF NET
                  ASSETS     EXPENSES TO    INVESTMENT
                  END OF       AVERAGE      INCOME TO
       PERIOD     PERIOD         NET       AVERAGE NET    PORTFOLIO
       ENDED      (000S)       ASSETS         ASSETS      TURNOVER
      --------  ---------------------------------------------------
                       Davis Venture Value Portfolio Class 2
      07/09/01
      01/31/02  $   33,826      0.92%+         0.43%+          30%
      01/31/03      95,566      0.90           0.69            17
      01/31/04     176,392      0.92           0.84            13
      01/31/05     214,007      0.94(1)        0.87(1)          9
      01/31/06     224,338      0.91(1)        0.88(1)         14
                         Alliance Growth Portfolio Class 2
      07/09/01
      01/31/02      20,918      0.81+         (0.10)+          86
      01/31/03      42,038      0.80(1)        0.07(1)         51
      01/31/04      67,731      0.83(1)        0.10(1)         63
      01/31/05      70,604      0.85(1)        0.17(1)         82
      01/31/06      82,966      0.81(1)       (0.06)(1)        66
                       MFS Mid-Cap Growth Portfolio Class 2
      07/09/01
      01/31/02      11,418      0.98+(2)      (0.61)+(2)       96
      01/31/03      25,369      1.00(1)       (0.55)(1)       164
      01/31/04      53,167      1.02(1)       (0.63)(1)        92
      01/31/05      54,901      0.99(1)       (0.72)(1)        79
      01/31/06      52,229      0.97(1)       (0.48)(1)        83
                           Technology Portfolio Class 2
      07/09/01
      01/31/02       2,312      1.60+         (1.46)+         109
      01/31/03       4,272      1.66(1)       (1.51)(1)       135
      01/31/04      13,164      1.64(1)       (1.46)(1)       123
      01/31/05      10,298      1.68(1)       (0.76)(1)        85
      01/31/06      10,562      1.34(1)       (0.93)(1)        95
                         Global Equities Portfolio Class 2
      07/09/01
      01/31/02       3,562      1.05+         (0.33)+          75
      01/31/03       9,083      1.08(1)        0.00(1)         71
      01/31/04      13,903      1.10(1)        0.06(1)         83
      01/31/05      11,951      1.13(1)        0.14(1)         67
      01/31/06      16,301      1.06(1)        0.45(1)        161

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                   -------------------------
                                                   1/03   1/04   1/05   1/06
                                                   -------------------------
       Davis Venture Value Class 2...............   --%     --%  0.00%  0.01%
       Alliance Growth Class 2...................  0.01   0.02   0.03   0.02
       MFS Mid-Cap Growth Class 2................  0.03   0.05   0.02   0.03
       Technology Class 2........................  0.03   0.08   0.15   0.04
       Global Equities Class 2...................  0.01   0.03   0.03   0.02

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                   NET INVESTMENT
                                                                     EXPENSES      INCOME (LOSS)
                                                                     --------      --------------
                                                                       1/02             1/02
                                                                     --------      --------------
       MFS Mid-Cap Growth Class 2..................................    0.95+%          (0.61)+%

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's Prospectus and Semi-annual and Annual Reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                                                         SunAmerica Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2006
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 3 SHARES)

                  --    Alliance Growth Portfolio
                  --    Global Equities Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Technology Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3
  Q&A.......................................................      3
EXPENSE SUMMARY.............................................     10
ACCOUNT INFORMATION.........................................     11
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     14
  Investment Strategies.....................................     14
GLOSSARY....................................................     15
  Investment Terminology....................................     15
  Risk Terminology..........................................     17
MANAGEMENT..................................................     19
  Information About the Investment Adviser and Manager......     19
     AIG SunAmerica Asset Management Corp. .................     19
  Information About the Subadvisers.........................     19
     AllianceBernstein L.P. ................................     20
       Alliance Growth Portfolio............................     20
     J.P. Morgan Investment Management Inc..................     20
       Global Equities Portfolio............................     20
     Massachusetts Financial Services Company...............     20
       MFS Mid-Cap Growth Portfolio.........................     20
     Morgan Stanley Investment Management Inc. .............     20
       Technology Portfolio.................................     20
     Information about the Distributor......................     20
     Payments in Connection with Distribution...............     21
     Custodian, Transfer and Dividend Paying Agent..........     21
     Legal Proceedings......................................     21
FINANCIAL HIGHLIGHTS........................................     22
FOR MORE INFORMATION........................................     23

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series, four of which are included in this Prospectus ("Portfolios"), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begins on page 14, and the glossary that follows on page 15.


                             Q&A
CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. Each investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Alliance Growth          long-term growth of        invests primarily in equity
  Portfolio                capital                    securities of a limited number of
                                                      large, carefully selected, high
                                                      quality U.S. companies that are
                                                      judged likely to achieve superior
                                                      earnings
-----------------------------------------------------------------------------------------------
  Global Equities          long-term growth of        invests primarily in common stocks or
  Portfolio                capital                    securities with common stock
                                                      characteristics of U.S. and foreign
                                                      issuers that demonstrate the
                                                      potential for appreciation and
                                                      engages in transactions in foreign
                                                      currencies; under normal
                                                      circumstances, at least 80% of net
                                                      assets of the Portfolio will be
                                                      invested in equity securities
-----------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth       long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in equity
                                                      securities of medium-sized companies
                                                      that its Subadviser believes have
                                                      above-average growth potential
-----------------------------------------------------------------------------------------------
  Technology Portfolio     long-term capital          invests, under normal circumstances,
                           appreciation               at least 80% of net assets in equity
                                                      securities that demonstrate the
                                                      potential for capital appreciation,
                                                      issued by companies the Subadviser
                                                      believes are positioned to benefit
                                                      from involvement in technology and
                                                      technology-related industries
                                                      worldwide
-----------------------------------------------------------------------------------------------

                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 14 describe various additional risks.

    Risks of Investing in Equity Securities

    Each of the Portfolios invests primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

    Risks of Investing in Growth Stocks

    Growth stocks are historically volatile, which will affect all of the Portfolios.

    Risks of Value Investing

    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Junk Bonds

    The MFS MID-CAP GROWTH PORTFOLIO may invest significantly in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    All of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Emerging Market Countries

    The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The GLOBAL EQUITIES, MFS MID-CAP GROWTH and TECHNOLOGY PORTFOLIOS may invest in emerging market countries.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

SunAmerica Series Trust

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*
(BAR CHART)

                                                                   ALLIANCE GROWTH PORTFOLIO CLASS 3
                                                                   ---------------------------------
2003                                                                             25.52
2004                                                                              7.65
2005                                                                             16.35

During the period shown in the bar chart, the highest return for a quarter was 12.50% (quarter ended 06/30/03) and the lowest return for a quarter was -6.74% (quarter ended 03/31/05). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 1.69%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class 3                             16.35%         14.39%
--------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(2)                                5.26%         14.55%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*
(BAR CHART)

                                                                   GLOBAL EQUITIES PORTFOLIO CLASS 3
                                                                   ---------------------------------
2003                                                                             26.18
2004                                                                             11.58
2005                                                                             15.49

During the period shown in the bar chart, the highest return for a quarter was 14.80% (quarter ended 06/30/03) and the lowest return for a quarter was -4.04% (quarter ended 03/31/03). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 8.45%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION
-----------------------------------------------------------------------------------
 Global Equities Portfolio Class 3                             15.49%       17.96%
-----------------------------------------------------------------------------------
 MSCI World Index(SM) (2)                                       9.49%       19.80%
-----------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 3 is September 30, 2002.

(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*
(BAR CHART)

                                                                 MFS MID-CAP GROWTH PORTFOLIO CLASS 3
                                                                 ------------------------------------
2003                                                                             36.85
2004                                                                             13.78
2005                                                                              2.89

During the period shown in the bar chart, the highest return for a quarter was 18.23% (quarter ended 06/30/03) and the lowest return for a quarter was -7.72% (quarter ended 09/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 5.94%.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class 3                           2.89%         17.56%
--------------------------------------------------------------------------------------
 Russell Midcap(R) Growth Index(2)                             12.10%         24.07%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*
(BAR CHART)

                                                                     TECHNOLOGY PORTFOLIO CLASS 3
                                                                     ----------------------------
2003                                                                             50.28
2004                                                                             -2.97
2005                                                                             -0.38

During the period shown in the bar chart, the highest return for a quarter was 22.78% (quarter ended 06/30/03) and the lowest return for a quarter was -15.50% (quarter ended 09/30/04). As of the most recent calendar quarter ended 03/31/06, the year-to-date return was 3.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2005)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Technology Portfolio Class 3                                  -0.38%         17.69%
--------------------------------------------------------------------------------------
 Nasdaq(R) Composite Index(2)                                   2.12%         22.16%
--------------------------------------------------------------------------------------
 Nasdaq 100(R) Index(3)                                         1.90%         23.66%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)   Inception date for Class 3 is September 30, 2002.

(2) The Nasdaq(R) Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

(3) The Nasdaq 100(R) Index represents the largest and most active non-financial domestic and international securities listed on the Nasdaq Stock Market, based on market value (capitalization).

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in Class 3 shares of each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                      ALLIANCE GROWTH   GLOBAL EQUITIES   MFS MID-CAP GROWTH   TECHNOLOGY
                                                         PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                      ---------------   ---------------   ------------------   ----------
                                                          CLASS 3           CLASS 3            CLASS 3          CLASS 3
                                                      ---------------   ---------------   ------------------   ----------
Management Fees                                            0.61%             0.79%               0.75%            1.00%
Service (12b-1) Fees                                       0.25%             0.25%               0.25%            0.25%
Other Expenses(1)                                          0.05%             0.10%               0.07%            0.18%
Total Annual Portfolio Operating Expenses(1)               0.91%             1.14%               1.07%            1.43%

---------------

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2006, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 3 would have been as follows:

                                                    -------
Alliance Growth Portfolio                            0.89%
Global Equities Portfolio                            1.12%
MFS Mid-Cap Growth Portfolio                         1.04%
Technology Portfolio                                 1.39%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                                              1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                              ------   ------   ------   -------
Alliance Growth Portfolio*..................................   $ 93     $290     $504    $1,120
Global Equities Portfolio*..................................    116      362      628     1,386
MFS Mid-Cap Growth Portfolio*...............................    109      340      590     1,306
Technology Portfolio*.......................................    146      452      782     1,713

---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Alliance Growth Portfolio.................................   $ 91     $284      $493      $1,096
Global Equities Portfolio.................................    114      356       617       1,363
MFS Mid-Cap Growth Portfolio..............................    106      331       574       1,271
Technology Portfolio......................................    142      440       761       1,669

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and Class 2 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE (12B-1) PLAN

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the

                                                         SunAmerica Series Trust
day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 4 of the Prospectus, respectively. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond

SunAmerica Series Trust
holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction
Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------
                     ALLIANCE GROWTH     GLOBAL EQUITIES    MFS MID-CAP GROWTH      TECHNOLOGY
------------------------------------------------------------------------------------------------------
  What are the      - Equity            - Equity            - Equity            - Equity
  Portfolio's         securities:         securities          securities (at      securities:
  principal           - large-cap         (at least 80%):     least 80%):         - common stocks
  investments?          stocks            - large-cap         - common stocks     - technology
                                            stocks            - preferred           companies (at
                                          - mid-cap stocks      stocks              least 80%),
                                          - small-cap         - mid-cap stocks      which may
                                            stocks            - convertible         include
                                        - Foreign               securities          certain
                                          securities        - Fixed income          science
                                                              securities:           companies
                                                              - corporate
                                                                securities
                                                            - Foreign
                                                              securities
                                                              (up to 20%):
                                                              - emerging
                                                                markets
------------------------------------------------------------------------------------------------------
  What other types  - Foreign           - Foreign           - Junk bonds        - Foreign
  of investments      securities          securities:         (up to 10%)         securities:
  or strategies       (up to 25%)         - emerging                              - emerging
  may the                                   markets                                 markets
  Portfolio use to
  a significant
  extent?
------------------------------------------------------------------------------------------------------
  What other types  - Short-term        - Short-term        - Equity            - Equity
  of investments      investments         investments         securities:         securities:
  may the           - Defensive         - Currency            - warrants and      - warrants and
  Portfolio use as    investments         transactions          rights              rights
  part of           - Borrowing for     - Defensive         - Fixed income      - Illiquid
  efficient           temporary or        investments         securities:         securities
  portfolio           emergency         - Borrowing for       - U.S.              (up to 15%)
  management or to    purposes (up to     temporary or          government      - Options and
  enhance return?     33 1/3%)            emergency             securities        futures
                    - Options and         purposes (up to     - zero-coupon,    - IPOs
                      futures             33 1/3%)              deferred
                                        - Options and           interest and
                                          futures               PIK bonds
                                                              - variable and
                                                                floating rate
                                                                obligations
                                                            - Short sales
                                                            - When issued and
                                                              delayed-
                                                              delivery
                                                              transactions
                                                            - Options and
                                                              futures
                                                            - Currency
                                                              transactions
                                                            - Forward
                                                              commitments
                                                            - Registered
                                                              investment
                                                              companies
                                                            - Securities
                                                              lending
                                                              (up to 33 1/3%)
------------------------------------------------------------------------------------------------------
  What additional   - Active trading    - Active trading    - Convertible       - Active trading
  risks normally    - Derivatives       - Currency            securities risk   - Derivatives
  affect the        - Foreign exposure    volatility        - Credit quality    - Emerging markets
  Portfolio?        - Growth stocks     - Derivatives       - Emerging markets  - Foreign exposure
                    - Large cap         - Emerging markets  - Foreign exposure  - Growth stocks
                      companies         - Foreign exposure  - Growth stocks     - Hedging
                    - Market            - Growth stocks     - Market            - Illiquidity
                      volatility        - Hedging             volatility        - IPO investing
                    - Securities        - Large cap         - Medium sized      - Market
                      selection           companies           companies           volatility
                                        - Market            - Securities        - Securities
                                          volatility          selection           selection
                                        - Securities        - Short sale risks  - Small and medium
                                          selection                               sized companies
                                        - Small and medium                      - Technology
                                          sized companies                         sector
------------------------------------------------------------------------------------------------------

SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above/or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

                                                         SunAmerica Series Trust

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon

SunAmerica Series Trust
terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY: The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are

                                                         SunAmerica Series Trust
regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

LARGE CAP COMPANIES: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult in buying and selling these securities at prevailing market prices.

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                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                      FEE
---------                                                     -----
Alliance Growth Portfolio...................................  0.61%
Global Equities Portfolio...................................  0.79%
MFS Mid-Cap Growth Portfolio................................  0.75%
Technology Portfolio........................................  1.00%

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

                                                         SunAmerica Series Trust

Alliance Growth Portfolio

ALLIANCEBERNSTEIN L.P. (ALLIANCE) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, using the name Bernstein Investment Research Management, a unit of Alliance. AllianceBernstein Institutional Research and Management is the marketing/client servicing and retail distribution unit of Alliance. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of Alliance and Large Cap Growth Portfolio Manager, joined Alliance in 2001. Prior to joining Alliance, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

Global Equities Portfolio

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, JP Morgan together with its affiliated companies had approximately $846.9 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

MFS Mid-Cap Growth Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2005, MFS had approximately $163 billion in assets under management.

The MFS Mid-Cap Growth Portfolio is managed by an investment team comprised of David E. Sette-Ducati and David M. Earnest. Mr. Sette-Ducati joined MFS in 1995 and is currently a Senior Vice President and Portfolio Manager. Mr. Earnest joined MFS in 2003 and is currently a Vice President and Portfolio Manager. Prior to 2003, he was a Portfolio Manager and Analyst with Manning & Napier.

Technology Portfolio

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2005, MSIM Inc. together with its affiliated asset management companies had approximately $434 billion in assets under management.

The Technology Portfolio is managed by David Walker and Mary Jayne Maly. Mr. Walker, Executive Director and Portfolio Manager of MSIM, Inc., has worked for the firm since 1990 and joined the investment team in 1996. Ms. Maly, Managing Director and Portfolio Manager of MSIM, Inc., is head of the Morgan Stanley Sector Funds Group. She has been associated with MSIM Inc. in an investment management capacity since 1992.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the

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                                       20

Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain of the Trust's Subadvisers or their affiliates make payments to certain AIG-affiliated life insurance companies in connection with services related to the availability of the Portfolio(s) they manage being offered through the Variable Contracts. AIG SAAMCo makes payments to such life insurance companies pursuant to a profit sharing agreement between AIG SAAMCo and the life insurance companies. Furthermore, AIG SAAMCo receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo ("Adviser") and AIG SunAmerica Capital Services, Inc., the distributor of the Portfolios ("Distributor"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

                                                         SunAmerica Series Trust

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 3 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

      --------------------------------------------------------------------------------------------------------------------
                     NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
                    ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
                    VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
        PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF
        ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD
      --------------------------------------------------------------------------------------------------------------------
                                               Alliance Growth Portfolio Class 3
      09/30/02@-
      01/31/03     $14.17     $ 0.01        $(0.67)        $(0.66)       $   --          $  --         $   --       $13.51
      01/31/04      13.51      (0.01)         4.31           4.30         (0.01)            --          (0.01)       17.80
      01/31/05      17.80       0.03          0.22           0.25         (0.02)            --          (0.02)       18.03
      01/31/06      18.03      (0.03)         5.07           5.04         (0.04)            --          (0.04)       23.03
                                              MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.47      (0.01)         0.33           0.32            --             --             --         5.79
      01/31/04       5.79      (0.05)         2.55           2.50            --             --             --         8.29
      01/31/05       8.29      (0.07)         0.46           0.39            --             --             --         8.68
      01/31/06       8.68      (0.05)         1.10           1.05            --             --             --         9.73
                                                  Technology Portfolio Class 3
      09/30/02@-
      01/31/03     $ 1.53     $(0.01)       $ 0.27         $ 0.26        $   --          $  --         $   --       $ 1.79
      01/31/04       1.79      (0.03)         1.06           1.03            --             --             --         2.82
      01/31/05       2.82      (0.01)        (0.36)         (0.37)           --             --             --         2.45
      01/31/06       2.45      (0.03)         0.35           0.32            --             --             --         2.77
                                               Global Equities Portfolio Class 3
      09/30/02@-
      01/31/03       7.76      (0.01)         0.09           0.08            --             --             --         7.84
      01/31/04       7.84      (0.01)         2.68           2.67         (0.01)            --          (0.01)       10.50
      01/31/05      10.50      (0.01)         0.65           0.64         (0.01)            --          (0.01)       11.13
      01/31/06      11.13       0.04          2.90           2.94         (0.01)            --          (0.01)       14.06

      ----------  -------------------------------------------------------------------
                                NET       RATIO OF       RATIO OF NET
                               ASSETS    EXPENSES TO      INVESTMENT
                               END OF      AVERAGE     INCOME (LOSS) TO
        PERIOD      TOTAL      PERIOD        NET         AVERAGE NET        PORTFOLIO
        ENDED     RETURN**    (000'S)      ASSETS           ASSETS          TURNOVER
      ----------  -------------------------------------------------------------------
                                   Alliance Growth Portfolio Class 3
      09/30/02@-
      01/31/03      (4.66)%   $  2,490      0.88%+(1)        0.19%+(1)          51%
      01/31/04      31.85       27,900      0.94(1)         (0.07)(1)           63
      01/31/05       1.40       71,682      0.95(1)          0.12(1)            82
      01/31/06      27.96      123,871      0.91(1)         (0.17)(1)           66
                                 MFS Mid-Cap Growth Portfolio Class 3
      09/30/02@-
      01/31/03       5.85        2,406      1.04+(2)        (0.35)+(2)         164
      01/31/04      43.18       32,377      1.12(2)         (0.77)(2)           92
      01/31/05       4.70       55,283      1.09(2)         (0.82)(2)           79
      01/31/06      12.10       75,391      1.07(2)         (0.58)(2)           83
                                     Technology Portfolio Class 3
      09/30/02@-
      01/31/03     16.99%     $    360      1.66%+(1)       (1.52)%+(1)        135%
      01/31/04      57.54        6,641      1.72(1)         (1.56)(1)          123
      01/31/05     (13.12)       8,893      1.79(1)         (0.76)(1)           85
      01/31/06      13.06       11,502      1.43(1)         (1.08)(1)           95
                                   Global Equities Portfolio Class 3
      09/30/02@-
      01/31/03       1.03          265      1.16+(1)        (0.30)+(1)          71
      01/31/04      34.05        3,387      1.20(1)         (0.14)(1)           83
      01/31/05       6.12        7,515      1.23(1)         (0.05)(1)           67
      01/31/06      26.40       16,084      1.14(1)          0.33(1)           161

---------------

     *  Calculated based upon average shares outstanding.
    ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
        If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
     +  Annualized
     @  Inception date of class
   (1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income
        (loss) to average net assets would have been higher by the following:

                                                                 ----------------------------
                                                                 1/03    1/04    1/05    1/06
                                                                 ----------------------------
       Alliance Growth Class 3.................................  0.02%   0.02%   0.03%   0.02%
       MFS Mid-Cap Growth Class 3..............................  0.02    0.05    0.02    0.03
       Technology Class 3......................................  0.04    0.08    0.16    0.04
       Global Equities Class 3.................................  0.02    0.03    0.02    0.02

SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's Prospectus and Semi-annual and Annual Reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                                                         SunAmerica Series Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                             SUNAMERICA SERIES TRUST

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of SunAmerica Series Trust ("Trust"), dated May 1, 2006. This Statement of Additional Information ("SAI") incorporates the Prospectus by reference. The Trust's audited financial statements with respect to the fiscal year ended January 31, 2006 are incorporated into this Statement of Additional Information by reference to its 2006 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-SUN2 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2

                                   May 1, 2006

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
THE TRUST                                                                     5
INVESTMENT OBJECTIVES AND POLICIES                                            6
   Fixed Income Portfolios                                                    6
   Balanced or Asset Allocation Portfolios                                    7
   Equity Portfolios                                                          7
   International Equity Portfolios                                            9
SUPPLEMENTAL GLOSSARY                                                        10
   ADRs, GDRs and EDRs                                                       10
   Asset-Backed Securities                                                   10
   Borrowing                                                                 10
   Brady Bonds                                                               11
   Collateralized Bond Obligations ("CBOs")                                  11
   Currency Basket                                                           11
   Currency Volatility                                                       11
   Custodial Receipts and Trust Certificates                                 11
   Derivatives                                                               12
   Emerging Markets                                                          12
   Exchange Traded Funds ("EFTs")                                            13
   Floating Rate Obligations                                                 13
   Foreign Securities                                                        13
   Forward Foreign Currency Exchange Contracts                               14
   Hybrid Instruments                                                        15
      Credit Linked Note                                                     17
   Illiquid Securities                                                       17
   Interfund Borrowing and Lending Program                                   18
   Inverse Floaters                                                          18
   Loan Participations and Assignments                                       18
   Mortgage-Backed Securities                                                19
      GNMA Certificates                                                      19
      FHLMC Certificates                                                     20
      FNMA Certificates                                                      20
      Conventional Mortgage Pass-Through Securities                          20
      Collateralized Mortgage Obligations ("CMOs")                           20
      Stripped Mortgage-Backed Securities ("SMBS")                           21
   Municipal Bonds                                                           21
   Newly Developed Securities                                                22
   Non-Diversified Status                                                    22
   Options and Futures                                                       22
   Other Investment Companies                                                27
      iShares(SM)                                                            27
      SPDRs                                                                  27
   REITs                                                                     27
   Reverse Repurchase Agreement                                              27
   Roll Transactions                                                         28
   Sector Risk                                                               28
   Securities Lending                                                        28
   Short Sales                                                               28
   Short-Term Investments                                                    29
      Money Market Securities                                                29
      Commercial Bank Obligations                                            29
      Savings Association Obligations                                        29

      Commercial Paper                                                       29
      Extendable Commercial Notes ("ECNs")                                   30
      Variable Amount Master Demand Notes                                    30
      Corporate Bonds and Notes                                              30
      U.S. Government Securities                                             30
      Repurchase Agreements                                                  30
      Money Market Funds                                                     31
   Standby Commitments                                                       31
   Swaps                                                                     31
      Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps,
      Options on Swaps and Interest-Rate Caps, Floors and Collars            31
      Credit Swaps                                                           31
      Equity Swaps                                                           32
      Inflation Swaps                                                        32
      Mortgage Swaps                                                         33
      Total Return Swaps                                                     33
   U.S. Government Securities                                                33
   U.S. Treasury Inflation Protection Securities                             33
   Value Investing                                                           34
   Warrants                                                                  34
   When-Issued and Delayed-Delivery Securities                               34
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE                     35
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK
   BONDS AND SECURITIES RATINGS                                              36
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES                        39
INVESTMENT RESTRICTIONS                                                      40
   Investment Restrictions of the Cash Management Portfolio                  40
TRUST OFFICERS AND TRUSTEES                                                  44
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES                                        46
   Compensation Table                                                        47
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT                                 47
   Terms of the Advisory Agreement                                           47
   Advisory Fees                                                             48
SUBADVISORY AGREEMENTS                                                       52
   Subadvisory Fees                                                          53
PORTFOLIO MANAGERS                                                           57
   Other Accounts                                                            57
   Potential Conflicts of Interest                                           59
   Compensation                                                              60
   Ownership of Portfolio Shares                                             68
PERSONAL SECURITIES TRADING                                                  68
DISTRIBUTION AGREEMENT                                                       68
RULE 12B-1 PLANS                                                             69
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                                   70
PORTFOLIO TURNOVER                                                           72
SHARES OF THE TRUST                                                          73
PRICE OF SHARES                                                              76
EXECUTION OF PORTFOLIO TRANSACTIONS                                          77
   Commission Recapture Program                                              78
   Brokerage Commissions                                                     79
FINANCIAL STATEMENTS                                                         84
GENERAL INFORMATION                                                          84
   Custodian                                                                 84
   Independent Registered Public Accounting Firm and Legal Counsel           84

   Reports to Shareholders                                                   84
   Disclosure of Portfolio Holdings Policies and Procedures                  84
   Proxy Voting Policies & Procedures                                        86
   Shareholder and Trustee Responsibility                                    88
   Registration Statement                                                    88
APPENDIX                                                                     89

                                    THE TRUST

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 32 separate portfolios (each, a "Portfolio"). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life insurance policies in the future.

Shares of the Trust are held by separate accounts of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation, American International Life Assurance Company of New York, a New York corporation, American General Life Insurance Company, a Texas corporation, and The United States Life Insurance Company in the City of New York, a New York corporation. AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company, American International Life Assurance Company of New York, American General Life Insurance Company and The United States Life Insurance Company in the City of New York, a New York company are indirect wholly-owned subsidiaries of AIG (see "Account Information" in the Prospectus). The life insurance companies listed above are collectively referred to as the "Life Companies."

The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Trustees subsequently approved the addition of the following
Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b) SunAmerica Balanced, Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997; (d) "Dogs" of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; (h) Marsico Growth Portfolio which commenced operations on December 29, 2000; and (i) Foreign Value and Small & Mid Cap Value Portfolios which commenced operations on August 1, 2002. Effective January 12, 1999, the Trust's fiscal year end changed from November 30 to January 31.

The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.

The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio effective May 1, 2003;
(h) MFS Growth and Income Portfolio to MFS Massachusetts Investors Trust effective May 1, 2003; and (i) Putnam Growth Portfolio to Putnam Growth: Voyager Portfolio effective May 1, 2003.

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser") serves as investment adviser and manager for the Trust. As described in the Prospectus, AIG SAAMCo retains AllianceBernstein L.P. ("Alliance"), formerly Alliance Capital Management L.P., Columbia Management Advisers, LLC ("CMA"), formerly Banc of America Capital Management, LLC, Davis Selected Advisers L.P. d/b/a Davis Advisors ("Davis"), Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively "Federated"), Franklin Advisory Services, LLC ("Franklin"), Goldman Sachs Asset Management, L.P. ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), J.P. Morgan Investment Management Inc. ("JP Morgan"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"), Putnam Investment Management LLC. ("Putnam"), Templeton Investment Counsel, LLC ("Templeton"), and FAF Advisor, Inc., formerly U.S. Bancorp Asset Management, Inc. ("FAF")

(each a "Subadviser," and collectively, the "Subadvisers") to act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with AIG SAAMCo.

On May 22, 2001, the Board of Trustees, including a majority of independent Trustees as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (the "Independent Trustees"), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002 the Board of Trustees, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio are offered only in connection with certain variable contracts and variable life insurance polices ("Variable Contracts"). Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares are subject only to distribution fees;
(iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees may establish additional portfolios or classes in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "Trust Highlights" and "More Information About the Portfolios - Investment Strategies" in the Prospectus. The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio's investment goal or 80% investment policy, if applicable. "Net assets" will take into account borrowing for investment purposes.

                       SUPPLEMENTAL INVESTMENT/RISK CHARTS

FIXED INCOME PORTFOLIOS

                                         CORPORATE           GLOBAL           HIGH-YIELD            WORLDWIDE HIGH
                   CASH MANAGEMENT          BOND              BOND               BOND                   INCOME
                  ----------------   -----------------   --------------   -----------------   -------------------------
In what other     -  Borrowing for   -  Equity           -  Options on    -  Options and      -  Fixed income
types of             temporary or       securities:         swaps            futures             securities:
investments may      emergency          -  common        -  Defensive     -  Hybrid              -  preferred stocks
the portfolio        purposes (up          stocks           instruments      instruments         -  pass through
periodically         to 33 1/3%)           (up to 5%)                     -  Collateralized         securities
invest?           -  Illiquid           -  warrants                          bond             -  Equity securities:
                     securities            and rights                        obligations         -  warrants and rights
                     (up to 10%)           (up to 10%)                       ("CBOs")               (up to 10%)
                  -  Registered      -  Dollar                            -  Reverse             -  convertible
                     investment         rolls                                repurchase             securities
                     companies       -  Firm                                 agreements       -  Repurchase agreements
                                        commitments                       -  Equity           -  Short term investments
                                     -  Registered                           securities:      -  Registered investment
                                        investment                           -  warrants         companies
                                        companies                               and rights
                                     -  Reverse                                 (up to 10%)
                                        repurchase
                                        agreements
                                     -  Derivatives
                                     -  REITS
                                     -  Foreign
                                        securities:
                                        -  emerging
                                           markets

-  What other     -  Credit          -  Active                            -  Active
   types of          quality            trading                              trading
   risks may                         -  Emerging                          -  Currency
   potentially                          markets                              volatility
   or                                -  Growth                            -  Emerging
   periodically                         stocks                               markets
   affect the                        -  Hedging                           -  Foreign
   Portfolio?                        -  Prepayment                           exposure
                                     -  Real estate                       -  Illiquidity
                                        industry

BALANCED OR ASSET ALLOCATION PORTFOLIOS

                                     MFS TOTAL                  SUNAMERICA
                                       RETURN                    BALANCED
                            ---------------------------   ----------------------
In what other types of      -  Defensive                  -  Reverse repurchase
investments may the            investments                   agreements
portfolio periodically      -  Borrowing for              -  Foreign securities:
invest?                        temporary or emergency        -  emerging markets
                               purposes (up to 33 1/3%)
                            -  Illiquid securities
                               (up to 15%)
                            -  Currency
                               transactions
                            -  IPOs

What other types of risks   -  Illiquidity                -  Emerging markets
may potentially or          -  IPO investing
periodically affect the     -  Currency volatility
Portfolio?                  -

EQUITY PORTFOLIOS

                                                ALLIANCE           BLUE CHIP                DAVIS VENTURE              "DOGS" OF
                     AGGRESSIVE GROWTH           GROWTH              GROWTH                     VALUE                 WALL STREET
                  -----------------------   ---------------   -------------------   -----------------------------   --------------
In what other     -  Fixed income           -  Short sales    -  Illiquid           -  Fixed income                 -  Illiquid
types of             securities:            -  Convertible       securities            securities:                     securities
investments may      -  corporate bonds        securities        (up to 15%)           -  corporate bonds              (up to 15%)
the portfolio        -  investment grade    -  Illiquid       -  Fixed income          -  investment
periodically            securities             securities        securities               grade
invest?              -  preferred stocks       (up to 15%)                                securities
                  -  Rights                 -  Forward                              -  Equity securities:
                  -  Foreign securities:       commitments                             -  small cap stocks
                     -  emerging markets    -  Currency                             -  Options
                  -  Reverse                   transactions                         -  Illiquid securities
                     repurchase             -  Junk bonds                              (up to 15%)
                     agreements                (up to 10%)                          -  Registered investment
                  -  Currency               -  IPOs                                    companies (up to 10%)
                     transactions           -  Foreign                              -  Currency transactions
                  -  Forward                   securities:                          -  Borrowing for
                     commitments               -  emerging                             temporary or emergency
                  -  Securities                   markets                              purposes (up to 33 1/3%)
                     lending (up to 33      -  Equity                               -  IPOs
                     1/3%)                     securities:
                  -  REITs                     -  small-cap
                  -  Registered                   stocks
                     investment companies
                  -  Short term
                     investments
                  -  Defensive
                     investments
                  -  Firm
                     commitment
                     agreements
                  -  When issued
                     and delayed
                     delivery
                     transactions
                  -  Options and
                     futures

What other        -  Currency               -  Credit         -  Currency           -  Currency volatility          -  Illiquidity
types of risks       volatility                quality           volatility         -  Emerging markets
may potentially   -  Emerging               -  Currency       -  Emerging           -  Hedging
or periodically      markets                   volatility        markets            -  Illiquidity
affect the        -  Foreign                -  Emerging       -  Hedging            -  Interest rate fluctuations
Portfolio?           exposure                  markets        -  Illiquidity        -  IPO investing
                  -  Interest rate          -  Foreign        -  Interest rate      -  Small companies
                     fluctuations              exposure          fluctuations
                  -  Real estate            -  IPO            -  Small sized
                     industry                  investing         companies
                                            -  Short          -  Utility industry
                                               sales risk
                                            -  Small
                                               companies

                                                       FEDERATED AMERICAN
                 EQUITY INCOME    EQUITY INDEX              LEADERS              GOLDMAN SACHS RESEARCH       GROWTH OPPORTUNITIES
                --------------   --------------   ---------------------------   ------------------------   -------------------------
In what other   -  IPOs          -  IPOs          -  Fixed income securities:   -  Zero coupon bonds       -  Borrowing for
types of        -  Foreign       -  Foreign          -  U.S. government         -  Defensive instruments      temporary or emergency
investments        securities:      securities:         securities              -  Illiquid securities        purposes (up to 33
may the            -  emerging      -  emerging      -  corporate bonds            (up to 15%)                1/3%)
portfolio             markets          markets       -  investment grade        -  Options on foreign      -  Foreign securities:
periodically                                            securities                 currencies                 -  emerging markets
invest?                                              -  preferred stocks        -  IPOs                       -  depositary receipts
                                                     -  zero coupon and                                       -  Eurodollar and
                                                        deferred interest                                        yankee obligations
                                                        bonds                                              -  Convertible securities
                                                  -  Equity securities:                                       (up to 5% below
                                                     -  warrants and rights                                   investment grade)
                                                     -  convertible                                        -  Reverse repurchase
                                                        securities                                            agreements
                                                     -  small cap stocks                                   -  Repurchase agreements
                                                  -  IPOs                                                  -  Short Sales
                                                  -  Illiquid securities (up                               -  When-issued and
                                                     to 15%)                                                  delayed-delivery
                                                  -  Reverse repurchase                                       securities
                                                     agreements                                            -  IPOs
                                                  -  Firm commitment
                                                     agreements
                                                  -  Registered investment
                                                     companies
                                                  -  REITs
                                                  -  When issued and delayed
                                                     delivery transactions

What other      -  Currency      -  Currency      -  Active trading             -  Illiquidity             -  Currency volatility
types of           volatility       volatility    -  Credit quality             -  IPO investing           -  Emerging markets
risks may       -  Emerging      -  Emerging      -  Currency volatility                                   -  Foreign exposure
potentially        markets          markets       -  Derivatives                                           -  Illiquidity
or              -  IPO           -  Foreign       -  Emerging markets                                      -  IPO investing
periodically       investing        exposure      -  Foreign exposure                                      -  Short sales risk
affect the                       -  IPO           -  Hedging
Portfolio?                          investing     -  Illiquidity
                                                  -  IPO investing
                                                  -  Real estate industry
                                                  -  Sector risk
                                                  -  Securities selection
                                                  -  Small and medium sized
                                                     companies
                                                  -  Value investing

                                                                  MFS MASSACHUSETTS
                    GROWTH-INCOME           MARSICO GROWTH         INVESTORS TRUST       MFS MID-CAP GROWTH   PUTNAM GROWTH: VOYAGER
-------------  ----------------------  -----------------------  ---------------------  ---------------------  ----------------------
In what other  -  Short sales          -  Equity securities:    -  Illiquid            -  Illiquid            -  Illiquid
types of       -  Equity securities:      -  small-cap stocks      securities             securities             securities
investments       -  convertible          -  mid-cap stocks        (up to 15%)            (up to 15%)            (up to 15%)
may the              securities        -  Securities lending    -  Defensive           -  Defensive           -  Equity securities:
portfolio         -  warrants             (up to 33 1/3%)          investments            investments            -  convertible
periodically   -  Fixed income         -  REITS                 -  Borrowing for       -  Borrowing for             securities
invest?           securities:          -  Registered               temporary or           temporary or           -  small-cap stocks
                  -  preferred stocks     investment companies     emergency purposes     emergency purposes  -  Junk bonds (up to
               -  Currency             -  Foreign securities:      (up to 33 1/3%)        (up to 33 1/3%)        10%)
                  transactions            -  emerging markets   -  Short sales                                -  Foreign securities:
               -  Illiquid securities  -  Derivatives:          -  IPOs                                          -  emerging markets
                  (up to 15%)             -  forward foreign
               -  IPOs                       currency
                                             contracts

What other     -  Currency volatility  -  Currency volatility   -  Credit quality      -  Currency            -  Credit quality
types of       -  Emerging markets     -  Hedging               -  Currency               volatility          -  Emerging markets
risks may      -  Foreign exposure     -  Small and medium         volatility          -  Derivatives         -  Illiquidity
potentially    -  Illiquidity             sized companies       -  Illiquidity         -  Hedging             -  Small companies
or             -  IPO investing                                 -  IPO investing       -  Illiquidity
periodically   -  Short sales risk                              -  Short sales risk
affect the     -  Small companies
Portfolio?

                     REAL ESTATE        SMALL & MID CAP VALUE    SMALL COMPANY VALUE         TECHNOLOGY           TELECOM UTILITY
               ----------------------  ----------------------  ----------------------  ---------------------  ----------------------
In what other  -  Fixed income         -  Equity securities:   -  Junk bonds (up to    -  Fixed income        -  Fixed income
types of          securities:             -  convertible          5%)                     securities:            securities:
investments       -  investment grade        securities        -  IPOs                    -  corporate bonds     -  U.S. government
may the              securities           -  warrants          -  Foreign securities:     -  investment             securities
portfolio         -  junk bonds (up       -  growth stocks        -  emerging markets        grade               -  junk bonds
periodically         to 5%)            -  Fixed income                                       securities          -  zero coupon,
invest?        -  Options                 securities:                                  -  Currency                  deferred
               -  Illiquid securities     -  investment grade                             transactions              interest and
                  (up to 15%)                securities                                -  Forward                   PIK bonds
               -  Registered              -  junk bonds (up                               commitments         -  Equity securities:
                  investment                 to 5%)                                    -  Registered             -  warrants and
                  companies            -  Hybrid instruments                              investment                rights
               -  Foreign securities:  -  Defensive                                       companies           -  IPOs
                  -  emerging markets     investments                                  -  Short term          -  Foreign securities:
               -  Securities lending   -  Foreign securities:                             investments            -  emerging markets
               -  Currency                -  emerging markets                          -  Defensive           -  Firm commitment
                  transactions         -  IPOs                                            investments            agreements
               -  Borrowing for                                                        -  Borrowing for       -  When issued and
                  temporary or                                                            temporary or           delayed delivery
                  emergency purposes                                                      emergency purposes     transactions
                  (up to 33 1/3%)                                                         (up to 33 1/3%)     -  Illiquid securities
                                                                                       -  IPOs                   (up to 15%)
                                                                                                              -  Registered
                                                                                                                 investment
                                                                                                                 companies

What other     -  Currency volatility  -  Credit quality       -  Credit quality       -  Currency            -  Credit quality
types of       -  Credit quality       -  Emerging markets     -  Currency volatility     volatility          -  Currency volatility
risks may      -  Derivatives          -  Growth stocks        -  Emerging markets     -  Hedging             -  Emerging markets
potentially    -  Emerging markets     -  Interest rate        -  IPO investing        -  Interest rate       -  Foreign exposure
or             -  Hedging                 fluctuations                                    fluctuations        -  Hedging
periodically   -  Illiquidity          -  IPO investing                                -  IPO investing       -  Illiquidity
affect the     -  Utility industry                                                                            -  Interest rate
Portfolio?                                                                                                       fluctuations
                                                                                                              -  IPO investing
                                                                                                              -  Small and medium
                                                                                                                 sized companies
                                                                                                              -  Value investing

INTERNATIONAL EQUITY PORTFOLIOS

                                                                                           INTERNATIONAL           INTERNATIONAL
                  EMERGING MARKETS          FOREIGN VALUE          GLOBAL EQUITIES      DIVERSIFIED EQUITIES     GROWTH AND INCOME
               ----------------------  ----------------------  ----------------------  ---------------------  ----------------------
In what other  -  Structured notes     -  Equity securities:   -  Short sales          -  Borrowing for       -  Equity securities:
types of       -  Forward commitments     -  convertible       -  Equity securities:      temporary or           -  convertible
investments    -  Junk bonds (up to          securities           -  convertible          emergency purposes        securities
may the           5%)                     -  small-cap stocks        securities           (up to 33 1/3%)        -  warrants
portfolio      -  Defensive               -  mid-cap stocks    -  Illiquid securities  -  Depositary             -  small-cap stocks
periodically      investments             -  growth stocks        (up to 15%)             receipts               -  mid-cap stocks
invest?                                -  Currency             -  IPOs                 -  IPOs                -  Illiquid securities
                                          transactions                                                           (up to 15%)
                                       -  Short sales                                                         -  Options and futures
                                       -  Junk bonds (up to                                                   -  Defensive
                                          5%)                                                                    investments
                                       -  Unseasoned                                                          -  Forward commitments
                                          companies
                                          (up to 5%)
                                       -  Warrants (up to 5%)
                                       -  Equity swaps (up to
                                          5%)

What other     -  Credit quality       -  Active trading       -  Illiquidity          -  Credit quality      -  Derivatives
types of                               -  Growth stocks        -  IPO investing        -  IPO investing       -  Illiquidity
risks may                              -  Short sales risk     -  Short sales risk                            -  Small and medium
potentially                            -  Small and medium                                                       sized companies
or                                        sized companies
periodically                           -  Unseasoned
affect the                                companies risk
Portfolio?

                              SUPPLEMENTAL GLOSSARY


     ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     BORROWING. All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

     To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

     BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities. The High-Yield Bond Portfolio may invest in CBOs.

     A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

     CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

     CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The Goldman Sachs Research Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

     DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

     The Corporate Bond Portfolio's exposure to derivatives, including hybrid instruments (as described herein), will be limited to no more than 10% of the Portfolio's net assets.

     EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio's securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     A further risk is that the existence of national policies may restrict a Portfolio's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

     EXCHANGE TRADED FUNDS (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act. See "Other Investment Companies."


     FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

     FOREIGN SECURITIES. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.


     A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.


     Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into.

These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. A portfolio may enter into Forward Contracts for hedging purposes and/or to seek to increase total return.


     To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

     Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging"). In addition, the Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.

     The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


     The portfolio management team for the Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.


     HYBRID INSTRUMENTS, including indexed, structured securities and ETFs, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

     Hybrid Instruments include structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

     A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event") or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical deliver of the Reference Bond in the event of an Event of Default or a Restructuring Event.

     ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which a Portfolio may invest include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio's 10% limitation on investments in illiquid securities includes Section 4(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

     INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by AIG SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

     INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

     LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by the Adviser/Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.

     The MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

     MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmer's Home Association ("FMHA"), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

     FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

     FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

     Other types of mortgage-backed securities include:

          Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

          The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

          Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

          Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

          Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

     MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws.

The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

     NON-DIVERSIFIED STATUS. The Global Bond, Worldwide High Income, "Dogs" of Wall Street and Marsico Growth Portfolios have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

     OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

     Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     The following is more detailed information concerning Options, Futures and Options on Futures:

          Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

          When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

          A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

          A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

          When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

          Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

          When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

          The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

          Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

          As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

          A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

          Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

          The use of options would subject the Portfolio to certain risks. The subadviser's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.

          Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

          Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

          Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

          Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

          The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

     OTHER INVESTMENT COMPANIES. Certain Portfolios may invest in securities of other investment companies (including exchange-traded funds, such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares(SM) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQR National Market System.

     iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

     SPDRs. Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

     REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

     SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser/Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

     SHORT SALES are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. The High-Yield Bond Portfolio may also engage in "naked" short sales. In a naked short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

     SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. Although each Portfolio may invest in short-term investments, the Cash Management Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:

     Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

     Commercial Bank Obligations are certificates of deposit ("CDs") (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

     Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.

     Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The Cash Management Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

     Extendable Commercial Notes ("ECNs") are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. The Cash Management Portfolio may purchase ECNs only if judged by its Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" or "S&P") and by Moody's Investor Service, Inc. ("Moody's"), or (b) other ECNs deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

     Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio's investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

     Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Appendix - Corporate Bond and Commercial Paper Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

     U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

     Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a


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

     Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the Cash Management Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

     Money Market Funds. The Cash Management Portfolio is permitted to invest in other registered Money Market Funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.

     STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     SWAPS. Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

     Credit Swaps. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the


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

     premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Currently, the Global Bond Portfolio may invest up to 5% of its net assets in credit swaps, currency swaps and option on swaps.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

     Equity Swaps. Equity swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

     Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.

     Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted


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

     out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

     The Goldman Sachs Research Portfolio may invest up to 15% of its net assets (together with other illiquid securities) for all structured securities not deemed to be liquid and swap transactions.

     Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

     Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on


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

the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

     VALUE INVESTING. Each Portfolio's emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to under-take exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

     When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.

     WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate (by instructing its Custodian to designate) cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed-delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

            SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

     Regulatory Aspects of Derivatives. Each Portfolio that utilizes derivatives must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

            SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK
                          BONDS AND SECURITIES RATINGS

     HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

     Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

     Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

     The following are additional restrictions and/or requirements concerning the ratings of securities:

     - The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and Standard & Poor's (for example, commercial paper rated P-1 and A-1 by Moody's and Standard & Poor's, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or Standard & Poor's, provided the issuer has commercial paper rated in the highest rating category by Moody's and Standard & Poor's.

     - The Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

     - All securities purchased by the Global Bond Portfolio will be rated, at the time of purchase, at least BBB by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 25% of the Portfolio's total assets will be invested in securities having a rating from a NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio's average rating requirement.

     - The High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by Standard & Poor's (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by Standard & Poor's.

     - From time to time, a portion of the Worldwide High Income Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's ("junk bonds").

     - The SunAmerica Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by Standard & Poor's or Baa3 by Moody's.

     - The MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch, IBCA Duff & Phelps ("Fitch") and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities ("junk bonds").

     - The Equity Income Portfolio may invest up to 20% of its total assets in convertible debt obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or that have been assigned an equivalent rating by another nationally recognized statistical rating organization.

     - The Federated American Leaders and Telecom Utility Portfolios may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the Federated American Leaders and Telecom Utility Portfolios may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

     - The Alliance Growth and Putnam Growth: Voyager Portfolios may invest up to 10% in convertible securities rated below BBB by Standard & Poor's or Baa by Moody's or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).

     - The Goldman Sachs Research Portfolio may invest up to 10% of its net assets (including borrowings for investment purposes) in non-investment grade fixed income securities rated BB or lower by Standard & Poor's, Ba or lower by Moody's or have a comparable rating by another NRSRO at the time of investment.

     - The Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.

     - The Small Company Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

     - The Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

     - The Foreign Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

     - The MFS Mid-Cap Growth Portfolio may invest up to 10% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities.

     - The International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody's or Standard & Poor's.

     - The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.

     - The Equity Index, Growth-Income, Davis Venture Value, "Dogs" of Wall Street, MFS Massachusetts Investors Trust, Aggressive Growth, International Diversified Equities, Technology and Global Equities Portfolios may not invest in junk bonds.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

     U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:

     - The High-Yield Bond and Worldwide High Income Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

     - The Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.

     - The Cash Management, Global Bond, Equity Income, Equity Index, Davis Venture Value, "Dogs" of Wall Street, Global Equity and Emerging Markets Portfolios may not invest in warrants.

     - The Cash Management, Global Bond, Equity Income, Equity Index, Growth-Income, Davis Venture Value, "Dogs" of Wall Street and Alliance Growth Portfolios may not invest in rights.

     Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

              SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES

     CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

     In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

     In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.

     Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

     In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

     Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs;

environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

     In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

     Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

     Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

     Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

     Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

     The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

     4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

     5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

     6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

     7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

     In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

     a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

     b. Pledge or hypothecate its assets.

     c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

     d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

     e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction c above.

     It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.

INVESTMENT RESTRICTIONS OF THE AGGRESSIVE GROWTH, ALLIANCE GROWTH, BLUE CHIP GROWTH, CASH MANAGEMENT, CORPORATE BOND, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, EQUITY INCOME, EQUITY INDEX, FEDERATED AMERICAN LEADERS, FOREIGN VALUE, GLOBAL BOND, GLOBAL EQUITIES, GOLDMAN SACHS RESEARCH, GROWTH-INCOME, GROWTH OPPORTUNITIES, HIGH-YIELD BOND, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MFS MID-CAP GROWTH, MFS TOTAL RETURN, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL

COMPANY VALUE, SUNAMERICA BALANCED, TECHNOLOGY, TELECOM UTILITY AND WORLDWIDE HIGH INCOME PORTFOLIOS.

     The Aggressive Growth, Alliance Growth, Blue Chip Growth, Cash Management, Corporate Bond, Davis Venture Value, "Dogs" of Wall Street, Emerging Markets, Equity Income, Equity Index, Federated American Leaders, Foreign Value, Global Bond, Global Equities, Goldman Sachs Research, Growth-Income, Growth Opportunities, High Yield Bond, International Diversified Equities, International Growth and Income, Marsico Growth, MFS Massachusetts Investors Trust, MFS Mid-Cap Growth, MFS Total Return, Putnam Growth: Voyager, Real Estate, Small & Mid Cap Value, Small Company Value, SunAmerica Balanced, Technology, Telecom Utility and Worldwide High Income Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

     1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street and Marsico Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

     2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Worldwide High Income, "Dogs" of Wall Street Growth and Marsico Growth Portfolios.

     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

     4. Invest in real estate (including in the case of all Portfolios except the Equity Income, Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

     5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

     6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

     7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

     8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

     In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income,

SunAmerica Balanced, MFS Total Return, Telecom Utility, Equity Income, Equity Index, Growth-Income, Federated American Leaders, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Goldman Sachs Research, MFS Massachusetts Investors Trust, Putnam Growth: Voyager, Blue Chip Growth, Real Estate, Small Company Value, MFS Mid Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:

     a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

     b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

     c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Telecom Utility, Federated American Leaders and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.

     d. Invest in companies for the purpose of exercising control or management.

     e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

     f. Sell securities short except to the extent permitted by applicable law.

     g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

     h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Income, Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

                           TRUST OFFICERS AND TRUSTEES

     The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set below. Unless otherwise noted, the address of each executive officer and trustee is 1 AIG SunAmerica Center, Los Angeles, California 90067-6022.


                                                                                      NUMBER OF
                                                 TERM OF                              PORTFOLIOS
                                                OFFICE AND                             IN FUND
                                POSITIONS       LENGTH OF           PRINCIPAL          COMPLEX
     NAME, ADDRESS AND          HELD WITH          TIME           OCCUPATION(S)      OVERSEEN BY        OTHER DIRECTORSHIPS
       DATE OF BIRTH              TRUST         SERVED (4)     DURING PAST 5 YEARS   TRUSTEE (1)        HELD BY TRUSTEE(3)
     -----------------        -------------   -------------   --------------------   -----------   ----------------------------
INDEPENDENT TRUSTEES

CARL D. COVITZ                Trustee         February 2001   Owner and President,        56       Director, Kayne Anderson
DOB: March 31, 1939                                           Landmark Capital,                    Mutual Funds (since 1995);
                                                              Inc.                                 Director, Arden Realty, Inc.
                                                              (since 1973).                        (since 1995).

GILBERT T. RAY                Trustee         February 2001   Retired Partner,            56       Director, Advance Auto
DOB: September 18, 1944                                       O'Melveny & Myers                    Parts, Inc. (retail-auto &
                                                              LLP (since 2000);                    home supply stores) (since
                                                              and Attorney                         2002); Director, Watts,
                                                              (1972-2000) thereof.                 Wyatt & Company (services -
                                                                                                   management consulting
                                                                                                   services) (since 2000);
                                                                                                   Director, IHOP Corp. (since
                                                                                                   2004); Director, Diamond
                                                                                                   Rock Hospitality (since
                                                                                                   2005).

ALLAN L. SHER                 Trustee          January 1997   Retired, Brokerage          56       Director, Bowl America
DOB: October 19, 1931                                         Executive (since                     Incorporated (1997-Present).
                                                              1992).

BRUCE G. WILLISON             Trustee and     February 2001   Dean, Anderson              56       Director, Indy Mac Bancorp
DOB: October 16, 1948         Chairman                        School at UCLA                       (since 2005); Director,
                                                              (1999-2005); Dean                    Homestore, Inc. (real estate
                                                              Emeritus and                         agents & managers) (since
                                                              Professor of                         2003); Director, Healthnet
                                                              Management (since                    International, Inc.
                                                              2006).                               (business services) (since
                                                                                                   2000).

INTERESTED TRUSTEE

JANA W. GREER (2)             Trustee         February 2001   President, AIG              56       Director, National
DOB: December 30, 1951                                        SunAmerica                           Association for Variable
                                                              Retirement Markets,                  Annuities (since 1999).
                                                              Inc. (since 1996),
                                                              Senior Vice
                                                              President and
                                                              Director, AIG
                                                              SunAmerica,  Inc.
                                                              (since 1991).

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                                POSITIONS       LENGTH OF           PRINCIPAL          COMPLEX
     NAME, ADDRESS AND          HELD WITH          TIME           OCCUPATION(S)      OVERSEEN BY        OTHER DIRECTORSHIPS
       DATE OF BIRTH              TRUST         SERVED (4)     DURING PAST 5 YEARS   TRUSTEE (1)        HELD BY TRUSTEE(3)
     -----------------        -------------   -------------   --------------------   -----------   ----------------------------
OFFICERS

DONNA M. HANDEL               Treasurer and      May 2002     Vice President, AIG        N/A       N/A
AIG SunAmerica Asset          Principal                       SAAMCo (August 1996
Management Corp.              Financial                       to present);
Harborside Financial Center   Officer                         Assistant Treasurer
3200 Plaza 5                                                  (1999-2000).
Jersey City, NJ 07311
DOB: June 25, 1966

VINCENT MARRA                 President and   December 2004   Senior Vice                N/A       N/A
AIG SunAmerica Asset          Principal                       President and Chief
Management Corp.              Executive                       Operating Officer,
Harborside Financial Center   Officer                         AIG SAAMCo (Feb.
3200 Plaza 5                                                  2003 to Present);
Jersey City, NJ 07311                                         Chief Administrative
DOB: May 28, 1950                                             Officer, Chief
                                                              Operating Officer
                                                              and Chief Financial
                                                              Officer, Carret &
                                                              Co. LLC (June 2002
                                                              to Feb. 2003);
                                                              Chief Operating
                                                              Officer, Bowne
                                                              Digital Solutions
                                                              (1999 to May 2002).

NORI L. GABERT                Vice              March 2005    Vice President and         N/A       N/A
AIG SunAmerica Asset          President and                   Deputy General
Management Corp.              Secretary                       Counsel, AIG SAAMCo
2929 Allen Parkway                                            (2001 to present);
Houston, Texas 77019                                          Formerly, Associate
DOB: August 15, 1953                                          General Counsel,
                                                              American General
                                                              Corporation,
                                                              (1997-2001).

(1) Fund Complex includes the Trust (32 portfolios), AIG Series Trust (6 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund Inc. (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund), VALIC Company I (33 funds), VALIC Company II (15 funds), and Seasons Series Trust (24 portfolios).

(2) Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of AIG SunAmerica Retirement Markets, Inc. and Senior Vice President and Director of AIG SunAmerica, Inc., affiliates of the Adviser.

(3) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

(4)  Trustees serve until their successors are duly elected and qualified.

     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of AIG SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the "Annuity Funds"), an annual fee of $86,000, plus $2,500 for each regularly scheduled meeting attended and expenses are paid to each Trustee who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated for participation telephonically at the regularly scheduled Board Committee Meetings, but only if such participation is the first such participation via telephone in the calendar year, otherwise, no attendance fee will be paid. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board or Board Committee Meetings, a participation fee of $2,500 will be paid. The Independent Chairman shall receive an additional retainer fee of $50,000. The Audit Committee Financial Expert shall receive an additional retainer fee of $5,000. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

     In addition, each Independent Trustee also serves on the Audit Committee and the Nomination and Governance Committee, and all Trustees serve on the Ethics Committee of the Board of Trustees. The Trust's Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Chair of the Audit Committee shall receive an additional retainer fee of $10,000. Members of the Audit Committee serve without compensation. For the fiscal year ended January 31, 2006, the Audit Committee held three meetings.

     The Trust's Nomination and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nomination and Governance Committee does not normally consider candidates proposed by shareholders for election of Trustees. The Chair of the Nomination and Governance Committee shall not receive any additional compensation for serving in that capacity. Members of the Nomination and Governance Committee serve without compensation. For the fiscal year ended January 31, 2006 the Nomination and Governance Committee held three meetings.

     The Trust's Ethics Committee is responsible for issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers, as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board of Trustees. For the fiscal year ended January 31, 2006, the Ethics Committee held one meeting.

     As of December 31, 2005, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

                      TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

     The following table shows the dollar range of shares beneficially owned by each Trustee.

INDEPENDENT TRUSTEES

                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED
                       DOLLAR RANGE OF EQUITY           INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE    SECURITIES IN THE TRUST (1)   TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(2)
 ---------------    ---------------------------   --------------------------------------------
Carl D. Covitz                   0                                      0
Gilbert T. Ray                   0                                      0
Allan L. Sher                    0                                      0
Bruce G. Willison                0                                      0

INTERESTED TRUSTEE

                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED
                   DOLLAR RANGE OF EQUITY         INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE   SECURITIES IN THE TRUST   TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(2)
---------------   -----------------------   --------------------------------------------
Jana W. Greer                0                                    0

----------
(1) Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of December 31, 2005. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.

(2) Includes the Trust (32 portfolios) and Seasons Series Trust (24 portfolios).

     As of December 31, 2005, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or AIG SunAmerica Capital Services, Inc. (the "Distributor") or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION TABLE

     The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2006.

                                   PENSION OR RETIREMENT
                      AGGREGATE     BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM
                    COMPENSATION          PART OF           TRUST AND FUND COMPLEX
     TRUSTEE         FROM TRUST        TRUST EXPENSES         PAID TO TRUSTEES *
     -------        ------------   ---------------------   -----------------------
Carl D. Covitz         $76,385               --                    $ 98,500
Monica C. Lozano**      76,385               --                      98,500
Gilbert T. Ray          76,385               --                      98,500
Allan L. Sher           99,664               --                     128,500
Bruce G. Willison       76,385               --                      98,500

----------
* Fund Complex includes the Trust (32 portfolios), AIG Series Trust (6 funds) SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund) VALIC Company I (33 funds), VALIC Company II (15 funds) and Seasons Series Trust (24 portfolios).

**   Ms. Lozano resigned as Trustee effective March 23, 2006.

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with AIG SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of AIG, the leading U.S.-based international insurance organization.

     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

TERMS OF THE ADVISORY AGREEMENT

     The Advisory Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing Prospectus and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company

Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

     The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

     Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

ADVISORY FEES

     As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

           PORTFOLIO                      FEE RATE
           ---------              -----------------------
Aggressive Growth Portfolio       .75% to $100 million
                                  .675% next $150 million
                                  .625% next $250 million
                                  .60% over $500 million

Alliance Growth Portfolio         .70% to $50 million
                                  .65% next $100 million
                                  .60% over $150 million

Blue Chip Growth Portfolio        .70% to $250 million
                                  .65% next $250 million
                                  .60% over $500 million

Cash Management Portfolio(1)*     .475% to $100 million
                                  .450% next $400 million
                                  .425% over $500 million
                                  .400% over $1 billion

Corporate Bond Portfolio          .70% to $50 million
                                  .60% next $100 million
                                  .55% next $100 million
                                  .50% over $250 million

Davis Venture Value Portfolio     .80% to $100 million
                                  .75% next $400 million
                                  .70% over $500 million

"Dogs" of Wall Street Portfolio   .60% of Net Assets

Emerging Markets Portfolio*       1.15% to $100 million
                                  1.10% next $100 million
                                  1.05% over $200 million

             PORTFOLIO                          FEE RATE
             ---------                 -----------------------
Equity Income Portfolio                .65% of Net Assets

Equity Index Portfolio                 .40% of Net Assets

Federated American Leaders Portfolio   .75% to $150 million
                                       .60% next $350 million
                                       .50% over $500 million

Foreign Value                          1.025% to $50 million
Portfolio                              .865% next $150 million
                                       .775% next $300 million
                                       .75% over $500 million

Global Bond Portfolio                  .75% to $50 million
                                       .65% next $100 million
                                       .60% next $100 million
                                       .55% over $250 million

Global Equities Portfolio              .90% to $50 million
                                       .80% next $100 million
                                       .70% next $150 million
                                       .65% over $300 million

Goldman Sachs Research Portfolio*      .90% to $50 million
                                       .85% next $150 million
                                       .80% over $200 million

Growth-Income Portfolio                .70% to $50 million
                                       .65% next $100 million
                                       .60% next $150 million
                                       .55% next $200 million
                                       .50% over $500 million

Growth Opportunities Portfolio         .75% to $250 million
                                       .70% next $250 million
                                       .65% over $500 million

High-Yield Bond Portfolio              .70% to $50 million
                                       .65% next $100 million
                                       .60% next $100 million
                                       .55% over $250 million

International Diversified Equities     .85% to $250 million
Portfolio*
                                       .80% next $250 million
                                       .75%over $500 million

International Growth and Income        1.00% to $150 million
Portfolio                              .90% next $150 million
                                       .80% over $300 million

Marsico Growth Portfolio               .85% of Net Assets

MFS Massachusetts Investors Trust      .70% to $600 million
Portfolio                              .65% next $900 million

             PORTFOLIO                         FEE RATE
             ---------                 ----------------------
                                       .60% over $1.5 billion

MFS Mid-Cap Growth Portfolio           .75% to $600 million
                                       .70% next $900 million
                                       .65% over $1.5 billion

MFS Total Return Portfolio             .70% to $50 million
                                       .65% over $50 million

Putnam Growth: Voyager Portfolio       .85% to $150 million
                                       .80% next $150 million
                                       .70% over $300 million

Real Estate Portfolio                  .80% to $100 million
                                       .75% next $400 million
                                       .70% over $500 million

Small & Mid Cap Value Portfolio*       .95% to $250 million
                                       .90% over $250 million

Small Company Value                    1.00% to $200 million
Portfolio*                             .92% next $300 million
                                       .90% over $500 million


SunAmerica Balanced Portfolio          .70% to $50 million
                                       .65% next $100 million
                                       .60% next $150 million
                                       .55% next $200 million
                                       .50% over $500 million

Technology Portfolio*                  1.00% to $250 million
                                       .95% next $250 million
                                       .90% over $500 million

Telecom Utility Portfolio              .75% to $150 million
                                       .60% next $350 million
                                       .50% over $500 million

Worldwide High Income Portfolio**      .80% to $350 million
                                       .75% over $350 million

(1) Advisor shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

* Prior to October 3, 2005, the advisory fees for the Cash Management Portfolio, Small Company Value Portfolio, Small & Mid Cap Value Portfolio, International Diversified Equities Portfolio and Emerging Markets Portfolio were as follows:

Cash Management Portfolio              .55% to $100 million
                                       .50% next $200 million
                                       .45% over $300 million

Emerging Markets Portfolio             1.25% of Net Assets

Goldman Sachs Research                 1.20% of Net Assets

International Diversified Equities   1.00% of Net Assets
Portfolio

Small Company Value                  1.00% of Net Assets
Portfolio

Small & Mid Cap Value Portfolio      1.00% of Net Assets

Technology Portfolio                 1.20% of Net Assets

** Prior to January 1, 2005, the advisory fees for the Worldwide High Income Portfolio, Goldman Sachs Research Portfolio and Technology Portfolio were as follows:

Worldwide High Income Portfolio      1.00% of Net Assets

     The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended January 31, 2004, 2005 and 2006.

             Portfolio                   2006          2005          2004
             ---------               -----------   -----------   -----------
Aggressive Growth                    $ 1,406,145   $ 1,399,971   $ 1,349,632
Alliance Growth                        6,126,785     6,599,782     6,989,685
Blue Chip Growth                         355,921       359,994       274,732
Cash Management                        1,901,907     2,024,302     2,213,839
Corporate Bond                         2,553,672     2,209,001     1,970,608
Davis Venture Value                   16,806,964    16,208,133    13,730,323
"Dogs" of Wall Street                    685,802       792,286       696,041
Emerging Markets                       1,997,925     1,454,451     1,032,640
Equity Income                             41,865        52,423        48,726
Equity Index                             176,725       191,293       172,169
Federated American Leaders             1,737,085     1,747,906     1,568,089
Foreign Value                          2,663,801     1,528,174       416,340
Global Bond                              978,819       925,232       967,956
Global Equities                        1,764,055     1,878,872     1,923,640
Goldman Sachs Research                   235,158       351,561       336,940
Growth-Income                          4,541,682     5,267,835     5,402,683
Growth Opportunities                     211,187       258,651       227,888
High-Yield Bond                        2,083,707     2,174,276     2,023,394
International Diversified Equities     3,392,695     2,947,401     2,040,632
International Growth and Income        3,170,686     2,781,375     2,202,868
Marsico Growth                         1,206,897     1,116,089       829,974
MFS Massachusetts Investors Trust      1,887,939     1,917,675     1,778,309
MFS Mid-Cap Growth                     1,944,998     2,071,740     1,559,861
MFS Total Return                       6,422,502     5,706,294     4,676,105
Putnam Growth: Voyager                 1,891,264     2,217,359     2,437,022
Real Estate                            1,778,666     1,480,284     1,092,609
Small & Mid Cap Value                  2,081,866     1,203,815       302,180
Small Company Value                       99,830        94,464        69,321
SunAmerica Balanced                    1,798,296     2,065,555     2,110,932
Technology                               442,186       631,853       599,129
Telecom Utility                          395,717       398,656       402,311
Worldwide High Income                    730,556       933,426       975,218

     For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each of the following percentage of each of the following Portfolio's average net assets: Equity Income Portfolio 1.35% for Class 1 shares; Equity Index Portfolio 0.55% for Class 1 shares; Goldman Sachs Research Portfolio 1.35%, 1.50% and 1.60% for Class 1 shares, Class 2 shares and Class 3 shares, respectively; Blue Chip Growth Portfolio 0.85%, 1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively; Small Company Value Portfolio 1.60% for Class 1 shares; and Growth Opportunities Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively;. The Adviser may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. The Adviser may terminate all such waivers and or/reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

     For the fiscal year ended January 31, 2006, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the Advisory Fee table as follows: Equity Income Portfolio - $34,386; Equity Index Portfolio - $33,889; Putnam Growth: Voyager Portfolio - $73,839; Blue Chip Growth Portfolio
- $18,880; Small Company Value Portfolio - $21,926; and Growth Opportunities Portfolio - $14,243. Certain Portfolios had recoupments for the fiscal year ended January 31, 2006, and such recoupments, which are not included as a part of the advisory fee table, were as follows: Goldman Sachs Research Portfolio - $40,203; Blue Chip Growth - $1,366; Small Company Value Portfolio - $2,757; and Growth Opportunities Portfolio - $4,547.

     For the fiscal year ended January 31, 2005, the Adviser voluntarily waived fees or reimbursed expenses, not reflected in the Advisory Fee table, as follows: Equity Income Portfolio: $37,355; Equity Index Portfolio: $39,118; Goldman Sachs Research Portfolio: $51,238; Blue Chip Growth Portfolio: $36,545; Small Company Value Portfolio: $40,342; and Growth Opportunities Portfolio:
$20,051. Certain Portfolios had recoupments for the fiscal year ended January 31, 2005, and such recoupments, which are not included as a part of the advisory fee table, were as follows: Goldman Sachs Research Portfolio: $784; Small Company Value Portfolio: $2,757; Growth Opportunities Portfolio: $485; Marsico Growth Portfolio: $13,989; and Small & Mid Cap Value Portfolio: $17,429.

     For the fiscal year ended January 31, 2004, the Adviser voluntarily waived fees or reimbursed expenses, not reflected in the Advisory Fee table as follows:
Equity Income Portfolio: $31,784; Equity Index Portfolio: $31,020; Goldman Sachs Research Portfolio: $50,574; Blue Chip Growth Portfolio: $37,445; Small Company Value Portfolio: $46,071; Growth Opportunities Portfolio: $17,203; Marsico Growth Portfolio: $1,713; Small and Mid Cap Value Portfolio: $17,455; and Foreign Value Portfolio: $13,231. Certain Portfolios had recoupments for the fiscal year ended January 31, 2004, and such recoupments, which are not included as part of the advisory fee table, were as follows: Growth Opportunities
Portfolio: $1,584; Marsico Growth Portfolio: $33,860; Small & Mid Cap Value Portfolio, $66,433: and Foreign Value Portfolio, $94,046.

                             SUBADVISORY AGREEMENTS

     Alliance, CMA, Davis, Federated, Franklin, GSAM, GSAM-International, JP Morgan, Marsico, MFS, Van Kampen, Putnam, Templeton and FAF act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with AIG SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of AIG SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of AIG SAAMCo, which pays the Subadvisers' fees.

     Alliance is an indirect majority-owned subsidiary of AXA Financial, Inc. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Investment Research and Management, a unit of AllianceBernstein L.P.. AllianceBernstein Institutional Research and Management is the institutional marketing and client servicing unit of Alliance. AllianceBernstein Investment Research and Management is the retail distribution unit of Alliance. CMA is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Davis is a Colorado limited partnership. Federated is a wholly-owned subsidiary of Federated Investors, Inc. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. GSAM and GSAM-International are units of IMD. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Van Kampen is a subsidiary of Morgan Stanley. Templeton is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton

Investments), a publicly owned company engaged in the financial service industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Putnam is a Delaware limited liability company. FAF is a division of U.S. Bank National Association. U.S. Bank National Association is a subsidiary of U.S. Bancorp. Franklin is a wholly-owned subsidiary of Franklin Templeton Investments.

     The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by AIG SAAMCo or not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days, written notice to AIG SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SUBADVISORY FEES

     The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

SUBADVISER              PORTFOLIO                              FEE
----------              ---------                              ---
Alliance     Alliance Growth Portfolio           .35% on the first $50 million
                                                 .30% on the next $100 million
                                                 .25% thereafter

             Growth-Income Portfolio             .35% on the first $50 million
                                                 .30% on the next $100 million
                                                 .25% on the next $150 million
                                                 .20% on the next $200 million
                                                 .15% thereafter

             Small & Mid Cap Value Portfolio**   .50% on the first $250 million
                                                 .45% thereafter

CMA          Cash Management Portfolio(1)**      .125% on the first $100 million
                                                 .100% on the next $400 million
                                                 .075% on the next $500 million
                                                 .050% thereafter

Davis        Davis Venture Value Portfolio       .45% on the first $100 million
             Real Estate Portfolio               .40% on the next $400 million
                                                 .35% thereafter

FAF          Equity Income Portfolio              .30% of Net Assets

             Equity Index Portfolio               .125% of Net Assets

Federated    Corporate Bond Portfolio            .30% on the first $25 million
                                                 .25% on the next $25 million
                                                 .20% on the next $100 million
                                                 .15% thereafter

             Federated American Leaders          .55% on the first $20 million

    SUBADVISER                    PORTFOLIO                             FEE
    ----------                    ---------                             ---
                     Portfolio                            .35% on the next $30 million
                                                          .25% on the next $100 million
                                                          .20% on the next $350 million
                                                          .15% thereafter

                     Telecom Utility Portfolio            .55% on the first $20 million
                                                          .35% on the next $30 million
                                                          .25% on the next $100 million
                                                          .20% on the next $350 million
                                                          .15% thereafter

Franklin             Small Company Value Portfolio        .60% on the first $200 million
                                                          .52% on the next $300 million
                                                          .50% thereafter

GSAM                 Goldman Sachs Research***            .50% on the first $50 million
                                                          .45% on the next $150 million
                                                          .40% thereafter

GSAM-International   Global Bond Portfolio                .40% on the first $50 million
                                                          .30% on the next $100 million
                                                          .25% on the next $100 million
                                                          .20% thereafter

JP Morgan*           Global Equities Portfolio**          .45% on the first $50 million
                                                          .40% on the next $100 million
                                                          .35% on the next $350 million
                                                          .30% thereafter

                     SunAmerica Balanced Portfolio        .40% on the first $50 million
                                                          .30% on the next $100 million
                                                          .25% thereafter

Marsico              Marsico Growth Portfolio(2)          .45% of Net Assets

MFS                  MFS Massachusetts Investors Trust    .40% on the first $300 million
                     Portfolio                            .375% on the next $300 million
                                                          .35% on the next $300 million
                                                          .325% on the next $600 million
                                                          .25% thereafter

                     MFS Total Return Portfolio           .375% of Net Assets

                     MFS Mid-Cap Growth Portfolio          .40% on the first $300 million
                                                           .375% on the next $300 million
                                                           .35% on the next $300 million
                                                           .325% on the next $600 million
                                                           .25% thereafter

Putnam               Putnam Growth: Voyager Portfolio      .50% on the first $150 million
                                                           .45% on the next $150 million
                                                           .35% thereafter

                     Emerging Markets Portfolio**          .85% on the first $100 million
                                                           .80% on the next $100 million

    SUBADVISER                    PORTFOLIO                             FEE
    ----------                    ---------                             ---
                                                           .75% thereafter

                     International Growth and Income       .65% on the first $150 million
                     Portfolio                             .55% on the next $150 million
                                                           .45% thereafter

Templeton            Foreign Value Portfolio               .625% on the first $50 million
                                                           .465% on the next $150 million
                                                           .375% on the next $300 million
                                                           .35% thereafter

Van Kampen*          International Diversified Equities    .45% on the first $250 million
                     Portfolio**                           .40% on the next $250 million
                                                           .35% thereafter

                     Worldwide High Income Portfolio***    .45% on the first $350 million
                                                           .40% thereafter

                     Technology***                         .50% on the first $250 million
                                                           .45% on the next $250 million
                                                           .40% thereafter

                     Growth Opportunities Portfolio        .50% of Net Assets


(1) For purposes of determining whether the Portfolio's assets meet the breakpoints set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Seasons Series Trust and SunAmerica Series Trust shall be aggregated.


(2) For purposes of the breakpoint on the Marsico Growth Portfolio, the asset level at which the fee rate breaks shall be based upon the average daily net assets of all portfolios of the SunAmerica Series Trust and Seasons Series Trust Focus Growth and Income Portfolio for which Marsico serves as subadviser.

* On October 3, 2005, JP Morgan replaced Alliance as subadviser to the Global Equities Portfolio and Van Kampen became the subadviser to the Growth Opportunities Portfolio. On January 23, 2006, JP Morgan became the subadviser to the SunAmerica Balanced Portfolio.

** Prior to October 3, 2005, the subadvisory fees for the Small & Mid Cap Value Portfolio, Emerging Markets Portfolio, International Diversified Equities Portfolio and Cash Management Portfolio; and prior to November 1, 2005 the subadvisory fees for the Global Equities Portfolio were as follows:

Small & Mid Cap Value Portfolio                .50% of Net Assets

Cash Management Portfolio                      .15% on the first $750 million
                                               .10% thereafter

Global Equities Portfolio                      .50% on the first $50 million
                                               .40% on the next $100 million
                                               .30% on the next $150 million
                                               .25% thereafter

Emerging Markets Portfolio                     1.00% on the first $150 million
                                               .95% on the next $150 million
                                               .85% thereafter

International Diversified Equities Portfolio   .65% on the first $350 million
                                               .60% thereafter

*** Prior to January 1, 2005, the subadvisory fees for the Worldwide High Income Portfolio, Goldman Sachs Research Portfolio and Technology Portfolio were as follows:

Worldwide High Income Portfolio   .65% first $350 million
                                  .60% thereafter

Goldman Sachs Research            .80% on the first $50 million
Portfolio
                                  .75% on the next $150 million

Technology Portfolio              .70% on the first $250 million
                                  .65% on the next $250 million
                                  .60% thereafter

     The following table sets forth the fees paid to the Subadvisers, for the fiscal years ended January 31, 2006, 2005 and 2004.

    SUBADVISER                    PORTFOLIO                    2006         2005         2004
    ----------                    ---------                 ----------   ----------   ----------
Alliance             Alliance Growth                        $2,611,161   $2,808,243   $2,970,702
                     Growth-Income                           1,712,505    1,930,351    1,970,805
                     Global Equities (through 11/1/05)         640,747      919,517      938,703
                     Small & Mid Cap Value                   1,060,485      601,908      151,088

CMA                  Cash Management                           546,518      608,101      671,280

Davis                Davis Venture Value                     8,553,482    8,254,067    7,015,162
                     Real Estate                               971,955      812,818      606,058

FAF                  Equity Income                              19,322       24,196       22,488
                     Equity Index                               55,227       59,781       53,802

Federated            Corporate Bond                            870,612      700,201      628,683
                     Federated American Leaders                669,028      672,635      612,696
                     Telecom Utility                           221,750      222,820      224,090

Franklin             Small Company Value                        59,898       56,678       41,593

GSAM                 Goldman Sachs Research                    130,643      231,860      224,627

GSAM-International   Global Bond                               478,685      453,956      473,672

JP Morgan            Global Equities (since 11/1/05)           234,215           --           --
                     SunAmerica Balanced (since 1/23/06)        19,209           --           --

Marsico              Marsico Growth                            638,946      590,871      439,398

MFS                  MFS Massachusetts Investors Trust       1,078,822    1,095,814    1,016,176
                     MFS Mid-Cap Growth                      1,037,332    1,104,916   $  831,926
                     MFS Total Return                        3,690,866    3,277,670    2,683,330

Putnam               Emerging Markets                        1,547,157    1,163,563      826,112
                     International Growth and Income         1,980,386    1,755,734    1,404,530
                     Putnam Growth: Voyager                  1,022,810    1,280,017    1,402,357

Templeton            Foreign Value                           1,423,130   $  855,332      249,220

SUBADVISER                 PORTFOLIO                   2006        2005        2004
----------                 ---------                ---------   ---------   ----------
Van Kampen   Growth Opportunities (since 10/3/05)      36,497          --           --
             International Diversified Equities     2,062,328   1,915,809    1,326,411
             Technology                               221,093     365,304   $  349,492
             Worldwide High Income                    410,938     601,095   $  633,892

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS

     The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2006, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.

                                                                      OTHER ACCOUNTS
                                                                 (As of January 31, 2006)
                                      -----------------------------------------------------------------------------
                                      Registered Investment        Pooled Investment
                                            Companies                   Vehicles                Other Accounts
                                      ---------------------     -----------------------   -------------------------
                                                   Assets                  Total Assets                Total Assets
 Advisers/                             No. of      (in $        No. of          (in         No. of          (in
Subadviser     Portfolio Managers     Accounts   millions)      Accounts    $millions)     Accounts     $millions)
----------   ----------------------   --------   ----------     --------   ------------   ----------   ------------
AIG SAAMCo   Braun, Greg A.             14          636            7          694             --           --
             Massey, John               --           --           --           --             --           --
             Neimeth, Steve A.           6          853           --           --             --           --
             Rushin, Jay                 3          383           --           --             --           --

Alliance     Baldwin, Michael R.        11        1,491           10        1,628            136(18)   18,448(2,495)
             MacGregor, James           --           --           --           --             --           --
             Paul, Joseph Gerard        12        1,977           35          204             24          319
             Wallace, Scott             22(1)     8,031(54)       39        2,032         27,430(10)   28,439(2,991)
             Weiner, Andrew             --           --           --           --             --           --

CMA          Graham, Patrick             3        140.6           --           --             --           --

Davis        Davis, Andrew A.            3        1,150            2          657            543*         181
             Davis, Christopher C.      24       60,136           11        1,470         38,000*      11,493
             Feinberg, Kenneth C.       24       60,136           11        1,470         38,000*      11,493
             Spears, Chandler            2          743            2          657            543*         181

FAF          Bren, Gerald C.             1        1,400           --           --            120        1,600
             French, Walter              3        2,700           --           --             31          920
             Johnson, Cori B.            1        1,400           --           --            125          725

Federated    Balestrino, Joseph M.      11        5,040           --           --             --           --
             Dierker, William            4        2,688           --           --             --           --
             Durbiano, Mark E.          10        4,423            3          328              4          123
             Kehm, Nathan H.             9        2,552            1           61              2           85
             McCloskey, Kevin R.         2          866           --           --              6(1)       164(17)
             Nichol, John L.             5        2,176           --           --             --           --

                                                                     OTHER ACCOUNTS
                                                                (As of January 31, 2006)
                                      ----------------------------------------------------------------------------
                                       Registered Investment       Pooled Investment
                                             Companies                  Vehicles               Other Accounts
                                      -----------------------   -----------------------   ------------------------
                                                    Assets                 Total Assets               Total Assets
 Advisers/                             No. of        (in $       No. of         (in         No. of         (in
Subadviser     Portfolio Managers     Accounts     millions)    Accounts    $millions)     Accounts    $millions)
----------   ----------------------   --------   ------------   --------   ------------   ----------  ------------
             Smith, Christopher J.       6        3,445            2          274              9         467

Franklin     Baughman, Bruce            11       12,489           --           --             --          --
             Lippman, William J.        11       12,489           --           --             --          --
             McGee, Margaret            11       12,489           --           --             --          --
             Taylor, Don                11       12,489           --           --             --          --

GSAM         Barry, Steven M.           30       10,094           --           --            468(15)  18,370(2,104)
             Davis, Sally Pope          20        1,300            2(2)       333(333)       263(1)    6,400(116)
             Ekizian, Gregory H.        30       10,094           --           --            468(15)  18,370(2,104)
             Rominger, Eileen           20        1,300            2(2)       333(333)       263(1)    6,400(116)
             Shell, David G.            30       10,094           --           --            486(15)  18,370(2,104)

GSAM-Int'l   Lindsay, Iain               9        1,081           26(8)    10,014(1,098)     107(13)  29,426(5,932)
             Moffitt, Philip             9        1,081           26(8)    10,014(1,098)     107(13)  29,426(5,932)
             Wilson, Andrew F.           9        1,081           26(8)    10,014(1,098)     107(13)  29,426(5,932)

JP Morgan    Bargava, Sandeep            2          170            7        2,538              4         605
             Dessner, Maddie            --           --           --           --             17         832
             Jakobson, Patrik            3          268           --           --             40       2,890

Marsico      Marsico, Thomas F.         38       30,636           12        1,619            202      25,070

MFS          Beatty, T. Kevin            6        8,100            1        273.1              3        82.9
             Douglas, William P.         8       22,600           --           --             --          --
             Earnest, David M.          11       10,100           --           --              3        54.4
             Enright, Kenneth J.        13       24,200           --           --              2       1,400
             Gorham, Steven R.          22       33,600            2          939             24(1)    3,800(425)
             Hawkins, Richard O.        11       24,700           --           --             --          --
             Langsner, Alan T.          12       24,100           --           --              1       131.5
             Roberge, Michael W.        11       24,500            1         56.2              2        58.9
             Sette-Ducati, David E.     11       10,100            1        528.1              3        54.4
             Taylor, Brooks              8       22,600           --           --             --          --
             Zatlyn, Nicole M.           6        8,100            1        273.1              3        82.9

Putnam       Ginsburg, Robert            6       13,861            8          316             10       684.2
             Grana, Daniel               2          170            4(1)       880(381)        --          --
             Holding, Pamela R.          2        1,144            2          430             --          --
             Jaroch, Darren              2        1,143            2          430             --          --
             Malak, Saba                 6       13,884            8          316             10         684
             Morgan, Kelly               9(1)    15,184(1,020)     8          316             10         684

             Ora, Avo                    2          170            4(1)       880(381)        --          --

Templeton    Docal, Antonio              8        9,041           36        5,713             12       4,112
             Hellmer, Tina               9        1,362           21        3,520             19       5,670
             Motyl, Gary P.              7        1,095           13        2,401              8       1,329

Van Kampen   Baurmeister, Eric           4          571           --           --              2         435
             Brickhouse, Dudley          8        8,299           --           --             --          --

                                                                  OTHER ACCOUNTS
                                                             (As of January 31, 2006)
                                  -----------------------------------------------------------------------------
                                  Registered Investment       Pooled Investment
                                        Companies                 Vehicles                  Other Accounts
                                  ---------------------   -------------------------   -------------------------
                                                Assets                                                Total
 Advisers/                          No. of      (in $      No. of     Total Assets     No. of        Assets
Subadviser   Portfolio Managers    Accounts   millions)   Accounts   (in $millions)   Accounts   (in $millions)
----------   ------------------   ---------   ---------   --------   --------------   --------   --------------
             Givelber, Joshua          7          1,638         --         --            --              --
             Hart, Mathew              8          8,299         --         --            --              --
             Kaune, Federico           4            571         --         --            --              --
             Lewis, Gary M.            8          8,989         --         --            --              --
             Loery, Gordon W.          10         1,838          5        938            --              --
             Luby, Janet               8          8,256         --         --            --              --
             McKenna, Abigail          7          1,186          6        572             3             895
             Miller, Scott             7          8,187         --         --            --              --
             Thivierge, Ann            6          2,650          1        565            42           6,236
             Walker, David             7          8,187         --         --            --              --

* The majority of these accounts are wrap accounts which require a minimum of only $100,000.

POTENTIAL CONFLICTS OF INTEREST

     As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.


     - Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or Portfolio Manager may take "short" positions in Other Client Accounts with respect to securities held "long" within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trusts and the Subadvisers generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trusts and Subadvisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.


     - Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Advisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

     - Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers' and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadviser's Codes of Ethics will eliminate such conflicts.

     Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Subadviser's management of the Portfolios, investments and such Other Accounts.

COMPENSATION

     Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.

     AIG SAAMCO. The AIG SAAMCo portfolio managers' compensation has both a salary and bonus component. There are no differences between the methods used to determine compensation with respect to the Portfolio and the other accounts. The salary component is a fixed base salary, which is the same for all AIG SAAMCo portfolio managers, and is not based on manager performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus components of their salaries are based both on the Portfolio's individual performance and the organizational performance of AIG SAAMCo. The Portfolio's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Portfolio's one- and three-year performance relative to its Lipper peer group on a pre--tax basis. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0%-225%) of the portfolio manager's base salary.

     The organizational performance component of the portfolio manager's bonus constitutes twenty-five (25%) percent of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0%-75%) of their base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of AIG SAAMCo; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of AIG SAAMCo.

     ALLIANCE. Alliance's compensation program for investment professionals (portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

     Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

     An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

     CMA. CMA's portfolio managers compensation is primarily based on investment experience. Bonus compensation is based upon performance of job responsibilities and investment performance of portfolios managed. Stock and option awards are tied to industry experience, success of Columbia Management Group (the investment management division of Bank of America of which CMA is a part) and the Bank of America organization as a whole, and also to retain key employees.

     DAVIS. Davis' portfolio managers' compensation may consist of (i) base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis, including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchase shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Davis fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis' portfolio managers are provided benefits packages including life insurance, health insurance and participation in company 401(k) plan comparable to that received by other company employees.

     Mr. Feinberg's and Mr. Spears' compensation consists of all four compensation components. Christopher Davis' and Andrew Davis' compensation consists of a base salary.

     FAF. The FAF portfolio managers identified in the Prospectus receive a base salary, annual cash incentive and long-term incentive payments. There are no differences between the methods used to determine compensation with respect to the Portfolio and the other accounts.

     Base salary is based upon an analysis of the portfolio manager's general performance, experience and market levels of base pay for such a position. Annual cash incentives are paid based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and market levels of base pay for such position. For non-index fund portfolio managers, such as Ms. Johnson and Mr. Bren, the portion of the maximum potential annual cash incentive that is paid is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group. Maximum annual cash incentive is attained at (a) a spread over the benchmark which FAF believes will, over time, deliver top quartile performance and (b) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees. Lipper industry peer group performance is also measured gross of fees. Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of FAF. Long-term incentive payments are comprised of two components: (i) FAF phantom equity units and (ii) US Bancorp options and restricted stock.

     For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio's tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

     FEDERATED. Federated's portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. ("Federated Investors"). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance ("IPP") is the predominant factor. Of lesser importance are: Leadership/Teamwork/ Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

     IPP is measured on a rolling one-, three- and five-calendar year pre-tax total return basis vs. fund benchmarks, and on a rolling three- and five-calendar year pre-tax total return basis versus designated peer groups of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years. Other accounts managed managed by the Portfolio Managers may be measured against different benchmarks and certain accounts may be excluded when calculating IPP. The Balanced Scorecard Investment Product Performance score is calculated based on an equal weighting of all accounts managed by the portfolio manager.

     Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category. Financial Success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

     In addition, Mr. Dierker has received or will receive a guaranteed minimum incentive payment for 2004 and 2005. Mr. Nichol was awarded a grant of restricted Federated stock.

     FRANKLIN. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          - Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

          - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


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

     Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.

     GSAM. GSAM's portfolio managers are paid a fixed base salary and a variable performance bonus. The compensation for the Growth Team and the Value Team is calculated differently.

     Growth Team. GSAM and the GSAM Growth team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part are derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than focusing on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the S&P 500.

     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall long-term performance of the strategy and his/her ability to work as a member of the Team. GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

     Value Team. GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part are derived from advisory fees, and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor. The performance bonus is significantly influenced by three-year period of investment performance. The following criteria are considered:

               -    Individual performance (relative, absolute);

               -    Team Performance (relative, absolute);

               -    Consistent performance that aligns with clients' objectives;
                    and

               -    Achievement of top rankings (relative and competitive)

     The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Portfolio is the S&P 500. As mentioned above, performance is measured on a three-year basis.

     Other Compensation - both Teams. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place, including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

     GSAM-INTERNATIONAL. GSAM-International and the GSAM-International Fixed Income Team's (the "Fixed Income Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager's individual performance; the Fixed Income Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM-International; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams' performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark's please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner. The benchmark for this Portfolio is the JP Morgan Government Global Bond Index.

     Other Compensation. In addition to base salary and performance bonus, GSAM-International has a number of additional benefits/deferred compensation programs for all portfolio managers in place, including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM-International portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

     JP MORGAN. JP Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

     MARSICO. Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

     MFS. MFS's portfolio manager compensation is a combination of base salary and performance bonus. The base salary represents a relatively smaller percentage of portfolio manager's total cash compensation (generally below 33%) than incentive compensation. The performance bonus or incentive compensation represents a majority of the portfolio manager's total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio(s) and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

     PUTNAM. Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Portfolio is its broad investment category as determined by Lipper Inc. The Lipper peer groups for the three SunAmerica Series Trust portfolios managed by Putnam are as follows: (a) Putnam
Growth: Voyager Portfolio is the Lipper Large-Cap Growth Funds; (b) Emerging Markets Portfolio is the Lipper Emerging Markets Funds; and (c) International Growth and Income Portfolio is the Lipper International Large-Cap Core Funds.

     The portion of the incentive compensation pool available to an investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     -    Consistent performance means being above median over one year.

     - Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     - Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

     TEMPLETON. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

          - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

          - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

     VAN KAMPEN. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     -    Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) Awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -    Contribution to the business objectives of the Investment Adviser.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

OWNERSHIP OF PORTFOLIO SHARES

     As of January 31, 2006, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.

                           PERSONAL SECURITIES TRADING

     The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "AIG SAAMCo Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the AIG SAAMCo Code is (1) any trustee, director, officer, general partner or advisory person of the Trust or the Adviser; (2) any Supervised Person who has access to non-public information on the purchase or sale of the Portfolios' securities, or non-public information regarding the portfolio holdings of the Portfolios; (3) any Supervised Person who is involved in making securities recommendations to the Portfolios, or has access to such recommendations that are non-public; and (4) any other persons designated by the Review Officer (as defined in the AIG SAAMCo Code) as having access to current trading information. A "Supervised Person" means the Adviser's partners, officers, directors and employees, and any other person who provides advice on behalf of the Adviser and is subject to the Adviser's supervision and control.

     The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) market timing and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SunAmerica Code by Access Persons of the Trust or any Subadviser during the quarter.

     Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser's Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the AIG SAAMCo Code. Material violations of a Subadviser's Code of Ethics will be reported to the Trust's board of trustees.

                             DISTRIBUTION AGREEMENT

     The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing Prospectus, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing Prospectus, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

     After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

                                RULE 12B-1 PLANS

     The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares (the "Class 1 Plan"), Class 2 shares (the "Class 2 Plan") and Class 3 shares (the "Class 3 Plan" and, together with the Class 1 Plan and Class 2 Plan, the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Account Information" in the Prospectus for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.

     From August 1, 2002 through November 30, 2004, Class 1 and Class 2 shares of each Portfolio were subject to distribution fees pursuant to the 12b-1 Plans. From September 30, 2002 through November 30, 2004, Class 3 shares of each Portfolio were subject to distribution fees pursuant to the 12b-1 Plans. Each Portfolio, other than the Cash Management Portfolio participated in directed brokerage programs, whereby a portion of the brokerage commissions generated by a Portfolio was used to make payments to the Distributor to pay for various distribution activities. Such payments to the Distributor did not exceed an annual rate of 0.75% of the average daily net assets of Class 1, Class 2 and Class 3 shares of each Portfolio to compensate the Distributor and certain financial intermediaries to pay for activities principally intended to result in the sale of Class 1, Class 2 and Class 3 shares of each Portfolio. Effective November 30, 2004, the distribution fee component of the 12b-1 Plan for Class 1, Class 2 and Class 3 shares of each Portfolio was terminated.

DISTRIBUTION, ACCOUNT MAINTENANCE AND SERVICE FEES

     The following table sets forth the distribution, account maintenance and service fees the Distributor received from the Portfolios for the fiscal years ended January 31, 2006, 2005 and 2004.

                                                 2006                            2005                             2004
                                    -----------------------------   ------------------------------   ------------------------------
PORTFOLIO                           CLASS 1    CLASS 2    CLASS3     CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
---------                           -------   --------   --------   --------   --------   --------   --------   --------   --------
Aggressive Growth                     N/A     $ 20,288   $ 22,327   $  2,576   $ 19,037   $ 12,165        N/A   $ 15,177   $  3,537
Alliance Growth                       N/A      110,105    235,789    293,985    124,247    137,469   $263,613     98,557     34,657
Blue Chip Growth                      N/A       19,379     22,445        672     20,248     17,354        N/A   $ 16,401      4,876
Cash Management                       N/A       80,373    298,692        N/A     88,210    236,202        N/A    100,823    101,696
Corporate Bond                        N/A       93,665    296,561        N/A     88,551    149,874        N/A     75,726     36,750
Davis Venture Value                   N/A      326,087    733,282     73,973    300,679    401,241     27,950    200,802     96,392
"Dogs" of Wall Street                 N/A       31,697     33,016        N/A     32,008     25,806        N/A     22,733      8,063
Emerging Markets                      N/A       25,358     50,662     34,684     18,715     19,654     80,846     12,742      5,872
Equity Income                         N/A          N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Equity Index                          N/A          N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Federated American Leaders            N/A       33,225    103,810     78,811     41,914     62,362    142,763     42,367     12,585
Foreign Value (2)                     N/A       93,238    620,023        N/A     74,365    314,010        N/A     26,282     60,694
Global Bond                           N/A       27,062     57,690        N/A     22,923     32,285        N/A     19,097     11,194
Global Equities                       N/A       19,399     26,617     56,247     21,868     15,102     64,488     20,801      4,139
Goldman Sachs Research                N/A        9,099      3,518        652      9,888      1,658        274      7,953        569
Growth-Income                         N/A       63,984     50,198    252,867   $ 83,274     40,255    370,326     83,648     17,534
Growth Opportunities                  N/A        9,692     10,770        N/A     10,172      8,137        N/A      8,240      2,705
High-Yield Bond                       N/A       64,639    119,890        N/A     65,015     88,673        N/A     51,174     44,400
International Diversified
   Equities                           N/A       74,734    335,069      3,120     60,702    179,274      7,739     29,166     41,318
International Growth and Income       N/A       54,089    106,988     43,378     52,062     66,049    106,962     45,008     23,557
Marsico Growth                        N/A       66,961     67,466      1,319     62,909     47,520        N/A     45,135     16,248

MFS Massachusetts Investors Trust     N/A       45,499    104,684     49,696     51,137     69,534    112,782     46,934     23,259
MFS Mid-Cap Growth                    N/A       77,064    154,316     26,360     88,286    116,866     71,762     74,376     40,617
MFS Total Return                      N/A      216,320    428,788    105,565    236,314    261,936    104,938    199,013     78,801
Putnam Growth: Voyager                N/A       13,613     10,710     49,015     16,773      7,407    108,545     20,687      4,278
Real Estate                           N/A       46,866    100,356      1,004     39,071     51,557        N/A     25,501     11,775
Small & Mid Cap Value (2)             N/A       69,616    414,264        N/A     67,776    239,658        N/A     21,065     40,435
Small Company Value                   N/A          N/A         96        N/A        N/A        N/A        N/A        N/A        N/A
SunAmerica Balanced                   N/A       37,370     30,559        N/A     40,067     25,112        N/A     35,307      6,963
Technology                            N/A       15,090     23,682     38,529     29,194     26,743     31,031      7,832      3,524
Telecom Utility                       N/A        6,985        497      5,744      6,282        359     18,419      6,632        432
Worldwide High Income                 N/A       12,081      3,650        N/A     10,986      2,769        N/A      8,939        905

(1) From date of inception of September 30, 2002 for all except Telecom Utility and Worldwide Income Portfolios which was November 11, 2002.

     Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capitol gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

     Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts.

In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

     Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.

     Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts.

     A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio's recognition of taxable income in excess of cash generated by such investments.

     Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

     The Real Estate Portfolio may invest in REITs that hold residual interests in REMICs. Under regulations to be prescribed by Treasury (which, if and when issued, could apply retroactively), the Real Estate Portfolio may have income from a REIT that is attributable to the REIT's residual interest in a REMIC and that is treated as an "excess inclusion". Under certain circumstances, the shareholders of the Real Estate Portfolio may have income constituting an "excess inclusion" (in proportion to the dividends received by such shareholders from the Real Estate Portfolio) with the same federal income tax consequences as if such shareholders held the related REMIC residual interest directly.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus a certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

     For the fiscal year ended January 31, 2006, the Portfolios had the following capital loss carry-forwards which will expire between 2006 and 2013:

                                          Loss
                                     Carry-Forwards
                                     --------------
Aggressive Growth                     $192,298,257
Alliance Growth                        878,163,451
Blue Chip Growth                         7,579,890
Cash Management                            881,543
Corporate Bond                          14,894,904
Davis Venture Value                     50,202,638
Equity Index                             3,545,333
Global Equities                        131,032,388
Goldman Sachs Research                  16,187,735
Growth-Income                          112,033,164
Growth Opportunities                    18,672,462
High-Yield Bond                        105,018,771
International Diversified Equities      66,621,711
MFS Massachusetts Investors Trust       52,600,142
MFS Mid-Cap Growth                     225,508,564
Putnam Growth: Voyager                 181,175,223
SunAmerica Balanced                    111,938,547
Technology                              59,197,886
Telecom Utility                         48,984,214
Worldwide High Income                   31,542,630

     To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future gains through 2006 and 2012. The utilization of such losses will be subject to annual limitations under the Code.

                               PORTFOLIO TURNOVER

     For the fiscal year ended January 31, 2006, the portfolio turnover rate was significantly higher than 2005 for the Global Equities Portfolio. The increase in portfolio turnover was due to the transition in Subadviser in 2005 and a change in investment strategy. In regard to the Emerging Markets Portfolio, the increase in portfolio turnover has primarily been a result of the investment team repositioning the portfolio following the dramatic outperformance of emerging markets over the last several years. During the period the investment team trimmed portfolio names which reached their fair valuation targets. A few examples were decisions to trim Unibanco (Brazil) and Telmex (Mexico) both of which had strong gains over the period and we decided to book gains. Replacing names where we booked profits were holdings within regions such as EM Asia which has recently lagged the broader index. For example, within the EM Asia region the team added to holdings in China (China Petroleum and China Mobile) and Taiwanese technology (United Microelectronics and Taiwan Semiconductor). For the fiscal year ended January 31, 2006, the portfolio rate was significantly higher than 2005 for the Global Bond Portfolio. The increase in portfolio turnover was due to an increase in active trades with the global economic recovery and diverging central bank interest rate cycles providing greater opportunities to add alpha to the portfolio.

     For the fiscal year ended January 31, 2005, the portfolio turnover rate was significantly lower than 2004 for the Worldwide High Income Portfolio and the International Growth and Income Portfolio. With respect to the Worldwide High Income Portfolio, the primary reason for the decrease was current market conditions, which include lower spreads and lower volatility in the market for emerging market bonds. With respect to the International Growth and Income Portfolio, the Sub-adviser attributes the decrease in portfolio turnover to a reduction in shareholders' contributions into and redemptions out of the Portfolio.

                               SHARES OF THE TRUST

     The Trust consists of thirty-two separate Portfolios, each of which offers Class 1, Class 2 and Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

     In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

     The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

     As of January 31, 2006, AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company ("AIG Life"), American International Life Assurance Company of New York ("AILAC"), American General Life Insurance Company ("AG Life") and The United States Life Insurance Company in the City of New York ("US Life"), owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. AIG Life, AILAC, AG Life and US Life are collectively referred to as the "Other Affiliated Life Insurance Companies" in the table below. Shares of the Trust are owned through the life companies' separate accounts. The ownership of the Trust's shares is as follows:

                                                                                                       OTHER AFFILIATED
                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE    LIFE INSURANCE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY         COMPANIES
                                                         -------------------   ---------------------   ----------------
Aggressive Growth Portfolio (Class 1)                           92.92%                  5.21%                1.86%
Aggressive Growth Portfolio (Class 2)                          100.00%                  0.00%                0.00%
Aggressive Growth Portfolio (Class 3)                           91.64%                  8.36%                0.00%

Alliance Growth Portfolio (Class 1)                             95.18%                  4.33%                0.49%
Alliance Growth Portfolio (Class 2)                            100.00%                  0.00%                0.00%

                                                                                                       OTHER AFFILIATED
                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE    LIFE INSURANCE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY         COMPANIES
                                                         -------------------   ---------------------   ----------------
Alliance Growth Portfolio (Class 3)                             95.17%                  4.83%                0.00%

Blue Chip Growth Portfolio (Class 1)                            93.65%                  5.97%                0.38%
Blue Chip Growth Portfolio (Class 2)                           100.00%                  0.00%                0.00%
Blue Chip Growth Portfolio (Class 3)                            93.59%                  6.41%                0.00%

Cash Management Portfolio (Class 1)                             92.88%                  5.41%                1.71%
Cash Management Portfolio (Class 2)                            100.00%                  0.00%                0.00%
Cash Management Portfolio (Class 3)                             96.97%                  3.03%                0.00%

Corporate Bond Portfolio (Class 1)                              96.55%                  3.34%                0.12%
Corporate Bond Portfolio (Class 2)                             100.00%                  0.00%                0.00%
Corporate Bond Portfolio (Class 3)                              96.83%                  3.17%                0.00%

Davis Venture Value Portfolio (Class 1)                         96.70%                  3.11%                0.19%
Davis Venture Value Portfolio (Class 2)                        100.00%                  0.00%                0.00%
Davis Venture Value Portfolio (Class 3)                         96.25%                  3.75%                0.00%

"Dogs" of Wall Street Portfolio (Class 1)                       95.45%                  4.01%                0.55%
"Dogs" of Wall Street Portfolio (Class 2)                      100.00%                  0.00%                0.00%
"Dogs" of Wall Street Portfolio (Class 3)                       95.45%                  4.55%                0.00%

Emerging Markets Portfolio (Class 1)                            93.90%                  5.32%                0.78%
Emerging Markets Portfolio (Class 2)                           100.00%                  0.00%                0.00%
Emerging Markets Portfolio (Class 3)                            93.53%                  6.47%                0.00%

Equity Income Portfolio (Class 1)                              100.00%                  0.00%                0.00%

Equity Index Portfolio (Class 1)                               100.00%                  0.00%                0.00%

Federated American Leaders Portfolio (Class 1)                  94.85%                  4.93%                0.22%
Federated American Leaders Portfolio (Class 2)                 100.00%                  0.00%                0.00%
Federated American Leaders Portfolio (Class 3)                  96.45%                  3.55%                0.00%

Foreign Value Portfolio (Class 2)                              100.00%                  0.00%                0.00%
Foreign Value Portfolio (Class 3)                               96.45%                  3.55%                0.00%

Global Bond Portfolio (Class 1)                                 95.39%                  4.07%                0.54%
Global Bond Portfolio (Class 2)                                100.00%                  0.00%                0.00%
Global Bond Portfolio (Class 3)                                 98.11%                  1.89%                0.00%

Global Equities Portfolio (Class 1)                             96.51%                  3.19%                0.29%
Global Equities Portfolio (Class 2)                            100.00%                  0.00%                0.00%
Global Equities Portfolio (Class 3)                             95.80%                  4.20%                0.00%

Goldman Sachs Research Portfolio (Class 1)                      96.09%                  3.74%                0.17%
Goldman Sachs Research Portfolio (Class 2)                     100.00%                  0.00%                0.00%
Goldman Sachs Research Portfolio (Class 3)                      87.11%                 12.89%                0.00%

Growth-Income Portfolio (Class 1)                               97.24%                  2.76%                0.00%
Growth-Income Portfolio (Class 2)                               95.63%                  3.98%                0.38%
Growth-Income Portfolio (Class 3)                              100.00%                  0.00%                0.00%

Growth Opportunities Portfolio (Class 1)                        96.66%                  2.86%                0.49%
Growth Opportunities Portfolio (Class 2)                       100.00%                  0.00%                0.00%

                                                                                                       OTHER AFFILIATED
                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE    LIFE INSURANCE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY         COMPANIES
                                                         -------------------   ---------------------   ----------------
Growth Opportunities Portfolio (Class 3)                        96.56%                  3.44%                0.00%

High-Yield Bond Portfolio (Class 1)                             94.76%                  5.15%                0.09%
High-Yield Bond Portfolio (Class 2)                            100.00%                  0.00%                0.00%
High-Yield Bond Portfolio (Class 3)                             97.76%                  2.24%                0.00%

International Diversified Equities Portfolio (Class 1)          95.20%                  4.41%                0.40%
International Diversified Equities Portfolio (Class 2)         100.00%                  0.00%                0.00%
International Diversified Equities Portfolio (Class 3)          95.91%                  4.09%                0.00%

International Growth & Income Portfolio (Class 1)               95.26%                  4.34%                0.40%
International Growth & Income Portfolio (Class 2)              100.00%                  0.00%                0.00%
International Growth & Income Portfolio (Class 3)               97.33%                  2.67%                0.00%

Marsico Growth Portfolio (Class 1)                             100.00%                  0.00%                0.00%
Marsico Growth Portfolio (Class 2)                              96.01%                  3.15%                0.83%
Marsico Growth Portfolio (Class 3)                              97.42%                  2.58%                0.00%

MFS Massachusetts Investors Trust Portfolio (Class 1)           94.34%                  5.32%                0.34%
MFS Massachusetts Investors Trust Portfolio (Class 2)          100.00%                  0.00%                0.00%
MFS Massachusetts Investors Trust Portfolio (Class 3)           95.39%                  4.61%                0.00%

MFS Mid-Cap Growth Portfolio (Class 1)                          93.55%                  4.54%                1.91%
MFS Mid-Cap Growth Portfolio (Class 2)                         100.00%                  0.00%                0.00%
MFS Mid-Cap Growth Portfolio (Class 3)                          95.49%                  4.51%                0.00%

MFS Total Return Portfolio (Class 1)                            96.56%                  3.27%                0.17%
MFS Total Return Portfolio (Class 2)                           100.00%                  0.00%                0.00%
MFS Total Return Portfolio (Class 3)                            97.61%                  2.39%                0.00%

Putnam Growth: Voyager Portfolio (Class 1)                      95.07%                  4.39%                0.55%
Putnam Growth: Voyager Portfolio (Class 2)                     100.00%                  0.00%                0.00%
Putnam Growth: Voyager Portfolio (Class 3)                      96.49%                  3.51%                0.00%

Real Estate Portfolio (Class 1)                                 95.60%                  3.85%                0.54%
Real Estate Portfolio (Class 2)                                100.00%                  0.00%                0.00%
Real Estate Portfolio (Class 3)                                 96.46%                  3.54%                0.00%

Small & Mid Cap Value Portfolio (Class 2)                      100.00%                  0.00%                0.00%
Small & Mid Cap Value Portfolio (Class 3)                       97.35%                  2.65%                0.00%

Small Company Value Portfolio (Class 1)                        100.00%                  0.00%                0.00%
Small Company Value Portfolio (Class 3)                        100.00%                  0.00%                0.00%

SunAmerica Balanced Portfolio (Class 1)                         94.37%                  4.48%                1.16%
SunAmerica Balanced Portfolio (Class 2)                        100.00%                  0.00%                0.00%
SunAmerica Balanced Portfolio (Class 3)                         96.51%                  3.49%                0.00%

Technology Portfolio (Class 1)                                  96.36%                  3.20%                0.45%
Technology Portfolio (Class 2)                                 100.00%                  0.00%                0.00%
Technology Portfolio (Class 3)                                  95.70%                  4.30%                0.00%

Telecom Utility Portfolio (Class 1)                             94.63%                  4.98%                0.39%
Telecom Utility Portfolio (Class 2)                            100.00%                  0.00%                0.00%
Telecom Utility Portfolio (Class 3)                             70.78%                 29.22%                0.00%

                                                                                                       OTHER AFFILIATED
                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE    LIFE INSURANCE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY         COMPANIES
                                                         -------------------   ---------------------   ----------------
Worldwide High Income Portfolio (Class 1)                       95.23%                 4.63%                 0.14%
Worldwide High Income Portfolio (Class 2)                      100.00%                 0.00%                 0.00%
Worldwide High Income Portfolio (Class 3)                       78.21%                21.79%                 0.00%

*    Denotes less than 5% ownership.

                                 PRICE OF SHARES

     Shares of the Trust are currently offered only to the separate accounts of the Life Companies ("Variable Separate Accounts"). The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

     Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

     As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

     Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

     Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

     Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

     Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Total return, equity and interest rate swap contracts are valued based upon broker quotes received from the market maker. Mutual funds held by the Fund are valued at the net asset value (market value) of the underlying fund.

     Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

     A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

     The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

COMMISSION RECAPTURE PROGRAM

     Effective December 1, 2004, the Trust implemented a commission recapture program. The Board of Trustees determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. AIG SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that AIG SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

     The following table reflects the commission recapture activity for the fiscal year ended January 31, 2006.

                                             2006
                                    ---------------------
                                                 % OF NET
            PORTFOLIO               AMOUNT ($)    ASSETS
            ---------               ----------   --------
Aggressive Growth                      89,579      0.04%
Alliance Growth                       216,438      0.02%
Blue Chip Growth                       25,841      0.05%
Davis Venture Value                    86,512      0.00%
"Dogs" of Wall Street                   2,636      0.00%
Emerging Markets                      158,802      0.07%
Federated American Leaders            115,648      0.05%
Foreign Value                          38,783      0.01%
Global Equities                        48,675      0.02%
Goldman Sachs Research                  3,022      0.01%
Growth-Income                         117,857      0.02%
Growth Opportunities                    8,351      0.03%
International Growth and Income       105,044      0.03%
Marsico Growth                         29,310      0.02%
MFS Massachusetts Investors Trust      29,222      0.01%
MFS Mid-Cap Growth                     76,361      0.03%
MFS Total Return                      117,376      0.01%
Putnam Growth: Voyager                 82,286      0.04%
Real Estate                               618      0.00%
Small & Mid Cap Value                  61,512      0.02%
SunAmerica Balanced                    48,556      0.02%
Technology                             19,814      0.04%
Telecom Utility                        15,734      0.03%

BROKERAGE COMMISSIONS

     The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended January 31, 2006, 2005 and 2004.

                           2006 BROKERAGE COMMISSIONS

                                                                                     PERCENTAGE OF
                                                                                       AMOUNT OF
                                                                                     TRANSACTIONS
                                                                                       INVOLVING     GROSS DOLLAR
                                                                                      PAYMENT OF       VALUE OF      DOLLAR AMOUNT
                                                                    PERCENTAGE OF     COMMISSIONS      PURCHASE/    OF COMMISSIONS
                                     AGGREGATE    AMOUNT PAID TO  COMMISSIONS PAID      THROUGH     SALES DIRECTED    DIRECTED TO
                                     BROKERAGE      AFFILIATED      TO AFFILIATED     AFFILIATED      TO RESEARCH      RESEARCH
           PORTFOLIO                COMMISSIONS  BROKER-DEALERS*   BROKER-DEALERS   BROKER-DEALERS     PROVIDERS       PROVIDERS
           ---------                -----------  ---------------  ----------------  --------------  --------------  --------------
Aggressive Growth                    $  730,910            --             --               --                  --            --
Alliance Growth                      $1,480,737      $154,922          10.46%            0.01%       $238,866,475      $243,437
Blue Chip Growth                     $  145,045            --             --               --                  --            --
Cash Management                              --            --             --               --                  --            --
Corporate Bond                       $       40            --             --               --                  --            --
Davis Venture Value                  $  707,715            --             --               --                  --            --
"Dogs" of Wall Street                $   82,024            --             --               --                  --            --
Emerging Markets                     $1,248,353            --             --               --        $115,315,781      $359,277
Equity Income                        $    4,725      $    430           9.10%            0.01%       $  3,457,350      $  4,264
Equity Index                         $    5,392            --             --               --                  --            --
Federated American Leaders           $  358,774            --             --               --        $120,400,872      $150,582
Foreign Value                        $  170,114            --             --               --        $ 43,435,883      $ 86,882
Global Bond                                  --            --             --               --                  --            --
Global Equities                      $  586,528      $ 71,510          12.19%            0.01%       $107,190,840      $113,766
Goldman Sachs Research*              $   34,157      $  1,261           3.69%            0.00%       $ 18,172,792      $ 21,513
Growth-Income                        $  853,946            --             --               --        $128,002,928      $141,779
Growth Opportunities                 $  160,118            --             --               --        $159,316,444      $ 77,670
High-Yield Bond                      $   47,785            --             --               --                  --            --
International Diversified Equities   $   77,437      $ 15,536          20.06%            0.01%       $ 31,579,542      $ 50,335
International Growth and Income      $  749,009            --             --               --        $145,537,079      $210,158
Marsico Growth                       $  160,426            --             --               --        $ 11,938,959      $ 11,758
MFS Massachusetts Investors Trust    $  245,110            --             --               --                  --            --
MFS Mid-Cap Growth                   $  491,650            --             --               --                  --            --
MFS Total Return                     $  655,106            --             --               --                  --            --
Putnam Growth: Voyager               $  523,393            --             --               --        $126,464,203      $110,127
Real Estate                          $  109,971            --             --               --                  --            --
Small & Mid Cap Value                $  195,022      $104,276          53.47%            0.08%       $ 47,587,119      $ 82,165
Small Company Value                  $    2,934            --             --               --        $    832,070      $  1,420
SunAmerica Balanced                  $  362,889            --             --               --                  --            --
Technology                           $  139,447      $ 32,042          22.98%            0.04%       $  6,579,173      $ 11,447
Telecom Utility                      $   22,860      $  1,356           5.93%            0.01%       $  8,805,495      $ 15,695
Worldwide High Income                        --            --             --               --                  --            --

* The information provided reflects the full service commissions paid to brokers who provide their own proprietary research to GSAM. Only a portion of such commission pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

                           2005 BROKERAGE COMMISSIONS

                                                                                     PERCENTAGE OF
                                                                                       AMOUNT OF
                                                                                     TRANSACTIONS
                                                                                       INVOLVING     GROSS DOLLAR
                                                                                      PAYMENT OF       VALUE OF      DOLLAR AMOUNT
                                                                    PERCENTAGE OF     COMMISSIONS      PURCHASE/    OF COMMISSIONS
                                     AGGREGATE    AMOUNT PAID TO  COMMISSIONS PAID      THROUGH     SALES DIRECTED    DIRECTED TO
                                     BROKERAGE      AFFILIATED      TOAFFILIATED      AFFILIATED      TO RESEARCH      RESEARCH
           PORTFOLIO                COMMISSIONS  BROKER-DEALERS*   BROKER-DEALERS   BROKER-DEALERS     PROVIDERS       PROVIDERS
           ---------                -----------  ---------------  ----------------  --------------  --------------  --------------
Cash Management                              --               --            --            --
Corporate Bond                               --               --            --            --
Global Bond                                  --               --            --            --                   --             --
High-Yield Bond                      $   31,448               --            --            --
Worldwide High Income                $      742               --            --            --                   --             --
SunAmerica Balanced                  $  821,403         $    750          0.09%         0.03%                  --             --
MFS Total Return                     $1,119,517               --            --            --
Telecom Utility                      $   39,285               --            --            --         $ 11,951,071     $   20,844
Equity Income                        $    6,561               --            --            --         $  2,226,916     $    2,498
Equity Index                         $    4,018               --            --            --         $    274,275     $       79
Growth-Income                        $1,427,497         $ 10,202          0.71%         0.07%        $ 36,434,507     $   56,556
Federated American Leaders           $  333,763               --            --            --         $153,129,714     $  216,993
Davis Venture Value                  $  534,637               --            --            --                   --             --
"Dogs" of Wall Street                $  101,076               --            --            --
Alliance Growth                      $2,658,482         $  1,346          0.05%         0.03%        $101,333,369     $  190,692
Goldman Sachs Research               $   44,123         $    418          0.95%         0.23%        $ 32,561,499     $43,526.39
MFS Massachusetts Investors Trust    $  518,408               --            --            --                   --             --
Putnam Growth                        $  293,833               --            --            --         $ 72,109,675     $   52,114
Blue Chip Growth                     $  208,962         $    550          0.26%         0.08%
Real Estate                          $  131,768               --            --            --                   --             --
Small Company Value                  $    4,517               --            --            --         $  1,182,183     $    3,068
MFS Mid-Cap Growth                   $  780,862               --            --            --                   --             --
Aggressive Growth                    $  635,967               --            --            --
Growth Opportunities                 $  237,218               --            --            --
Marsico Growth                       $  299,064               --          0.04%         0.01%        $      8,527     $    8,527
Small & Mid Cap Value                $  269,837         $145,613         53.96%         3.54%        $    146,559     $      194
Foreign Value                        $  178,015               --            --            --         $ 58,759,456     $  103,943
International Growth and Income      $  556,479               --            --            --         $149,417,574     $  255,354
Global Equities                      $  543,187               --            --            --         $ 57,611,380     $   18,504
International Diversified Equities   $   67,956               --            --            --         $157,943,745     $   58,113
Emerging Markets                     $  418,079               --            --            --         $ 59,665,538     $  185,173
Technology                           $  261,398         $  4,963          1.90%         0.96%        $ 59,475,023     $  145,501

                           2004 BROKERAGE COMMISSIONS

                                                                                             PERCENTAGE OF
                                                                                               AMOUNT OF
                                                                                             TRANSACTIONS
                                                                       PERCENTAGE OF      INVOLVING PAYMENT
                                     AGGREGATE     AMOUNT PAID TO   COMMISSIONS PAID TO     OF COMMISSIONS
                                     BROKERAGE       AFFILIATED          AFFILIATED       THROUGH AFFILIATED
             PORTFOLIO              COMMISSIONS   BROKER-DEALERS*      BROKER-DEALERS       BROKER-DEALERS
             ---------              -----------   ---------------   -------------------   ------------------
Cash Management                              --          --                  --                   --
Corporate Bond                       $      531          --                  --                   --
Global Bond                                  --          --                  --                   --
High-Yield Bond                      $    6,182          --                  --                   --
Worldwide High Income                $    2,808          --                  --                   --
SunAmerica Balanced                  $1,125,401          --                  --                   --
MFS Total Return                     $  742,025          --                  --                   --
Telecom Utility                      $   40,001          --                  --                   --
Equity Income                        $    6,450          --                  --                   --

Equity Index                      $       40        --     --      --
Growth-Income                     $1,762,157        --     --      --
Federated American Leaders        $  239,091        --     --      --
Davis Venture Value               $  686,361        --     --      --
"Dogs" of Wall Street             $  163,798        --     --      --
Alliance Growth                   $2,459,244        --     --      --
Goldman Sachs Research            $   51,531   $ 3,281   8.74%   4.68%
MFS Massachusetts  Investors
   Trust                          $  662,966        --     --      --
Putnam Growth: Voyager            $  553,204        --     --      --
Blue Chip Growth                  $  169,168        --     --      --
Real Estate                       $   75,730        --     --      --
Small Company Value               $    4,775        --     --      --
MFS Mid-Cap Growth                $  712,197        --     --      --
Aggressive Growth                 $  761,144        --     --      --
Growth Opportunities              $  217,382   $   816   0.38%   0.27%
Marsico Growth                    $  232,623        --     --      --
Small & Mid Cap Value             $  116,547        --     --      --
Foreign Value                     $   73,818        --     --      --
International Growth and Income   $  570,657        --     --      --
Global Equities                   $  641,909        --     --      --
International Diversified         $   95,317        --     --      --
Equities
Emerging Markets                  $  472,393        --     --      --
Technology                        $  398,953   $38,595   9.67%  10.57%

----------
* The affiliated broker-dealer that effected transactions with the indicated portfolios included Goldman Sachs & Co., Banc of America, J.P. Morgan Securities, Inc. and Morgan Stanley Co., Inc. In addition, Alliance's affiliated broker-dealers are AXA Advisors, LLC, AXA Distributors, LLC, AllianceBernstein Investment Research and Management and Sanford C. Bernstein & Co., LLC.

     The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

     The following table sets forth the Portfolio's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents as of January 31, 2006.

                                                                                         AMOUNT ($)    DEBT/
PORTFOLIO                                              BROKER DEALER                       (000'S)    EQUITY
----------------------------------   -------------------------------------------------   ----------   ------
Aggressive Growth                    UBS, AG                                               32,000       Debt
                                     State Street Bank & Trust Co.                            242       Debt
Alliance Growth                      UBS, AG                                               17,506     Equity
                                     State Street Bank & Trust Co.                          7,082       Debt
                                     Merrill Lynch & Co., Inc.                             18,805     Equity
                                     Goldman Sachs Group, Inc.                             17,882     Equity
Blue Chip Growth                     Merrill Lynch & Co., Inc.                                601     Equity
                                     State Street Bank & Trust Co.                          2,709       Debt
                                     Goldman Sachs Group, Inc.                                777     Equity
                                     Bear Stearns & Co., Inc.                                 885     Equity
                                     Bank of America Corp.                                    486     Equity
Cash Management                      Lehman Brothers Holdings, Inc.                         9,763       Debt
                                     Goldman Sachs Group, Inc.                             15,000       Debt
                                     State Street Bank & Trust Co.                         41,266       Debt

                                     Merrill Lynch & Co., Inc.                             15,000       Debt
                                     Morgan Stanley                                        15,000       Debt
Corporate Bond                       Goldman Sachs Group, Inc.                              3,249       Debt
                                     State Street Bank & Trust Co.                         46,510       Debt
                                     Lehman Brothers Holdings, Inc.                         2,340       Debt
                                     Morgan Stanley Group, Inc.                             1,993       Debt
                                     Bear Stearns & Co., Inc.                               2,478       Debt
                                     Citigroup, Inc.                                        2,174     Equity
                                     J.P. Morgan Chase & Co.                                3,454       Debt
                                     Lehman Brothers Holdings, Inc.                         1,485     Equity
Davis Venture Value                  Morgan Stanley                                        17,584     Equity
                                     J.P. Morgan Securities, Inc.                          89,854     Equity
                                     Citigroup Global Markets, Inc.                        65,960     Equity
                                     State Street Bank & Trust Co.                          8,821     Equity
"Dogs" of Wall Street                J.P. Morgan Chase & Co.                                3,315     Equity
                                     Citigroup, Inc.                                        3,188     Equity
Emerging Markets                     Bank of America Corp.                                  9,641       Debt
Equity Income                        Citigroup, Inc.                                          160     Equity
                                     Merrill Lynch & Co., Inc.                                 65     Equity
                                     Goldman Sachs Group, Inc.                                 66     Equity
                                     State Street Bank & Trust Co.                            110     Equity
                                     Bank of America Corp.                                    177     Equity
Equity Index                         Citigroup Global Markets                                 836     Equity
                                     Goldman Sachs Group, Inc.                                228     Equity
                                     J.P. Morgan Chase & Co.                                  494     Equity
                                     Lehman Brothers Holdings, Inc.                           134     Equity
                                     Bank of America Corp.                                    729     Equity
                                     Morgan Stanley                                           245     Equity
                                     Merrill Lynch & Co., Inc.                                235     Equity
                                     State Street Bank & Trust Co.                            799       Debt
                                     State Street Bank & Trust Co.                             76     Equity
Federated American Leaders           Bank of America Corp.                                  5,583     Equity
                                     Citigroup, Inc.                                        6,973     Equity
                                     Merrill Lynch & Co., Inc.                              3,528     Equity
                                     Morgan Stanley                                         7,884     Equity
                                     State Street Bank & Trust Co.                          8,473       Debt
                                     J.P. Morgan Chase & Co.                                2,476     Equity
Foreign Value                        State Street Bank & Trust Co.                         20,956       Debt
Global Bond                          State Street Bank & Trust Co.                          4,178       Debt
                                     Credit Suisse First Boston                               568       Debt
Global Equities                      None
Goldman Sachs Research               Citigroup Global Markets, Inc.                           909     Equity
                                     J.P. Morgan Chase & Co.                                  706     Equity
                                     Bank of America Corp.                                    813     Equity
                                     State Street Bank & Trust Co.                            700       Debt
Growth-Income                        J.P. Morgan Chase & Co.                               14,843     Equity
                                     Banc of America Securities, LLC                       12,774     Equity
                                     Citigroup, Inc.                                       33,844     Equity
                                     State Street Bank & Trust Co.                          3,023     Equity
                                     State Street Bank & Trust Co.                         22,504       Debt

Growth Opportunities                 State Street Bank & Trust Co.                          2,351       Debt
High-Yield Bond                      State Street Bank & Trust Co.                          1,097       Debt
International Diversified Equities   State Street Bank & Trust Co.                         40,092       Debt
                                     Deutsche Bank                                          3,355     Equity
                                     UBS, AG                                                4,299     Equity
International Growth and Income      Credit Suisse First Boston Corp.                      10,239     Equity
                                     HSBC Holdings, PLC                                    11,767     Equity
                                     ABN Amro Holding NV                                    7,206     Equity
                                     Bank of America Corp.                                    348       Debt
                                     Deutsche Bank, AG                                      3,121     Equity
Marsico Growth                       State Street Bank & Trust Co.                          6,839       Debt
                                     Goldman Sachs Group, Inc.                              8,341     Equity
                                     Lehman Brothers Holdings, Inc.                         2,634     Equity
                                     UBS Warburg                                            6,323     Equity
MFS Massachusetts Investors Trust    Goldman Sachs Group, Inc.                              5,004     Equity
                                     Lehman Brothers, Inc.                                  3,108     Equity
                                     Bank of America Corp.                                  5,291     Equity
MFS Mid-Cap Growth                   None
MFS Total Return                     Bank of America Corp.                                 25,163     Equity
                                     Goldman Sachs Group, Inc.                              6,348     Equity
                                     J.P. Morgan Chase & Co.                               14,510     Equity
                                     Lehman Brothers Holdings, Inc.                         4,653     Equity
                                     Merrill Lynch & Co., Inc.                              8,024     Equity
                                     Morgan Stanley Group, Inc.                             2,921     Equity
                                     Bear Stearns Commercial Mortgage Securities, Inc.        566       Debt
                                     Chase Commercial Mortgage Securities Corp.                70       Debt
                                     Citibank Credit Card Issuance Trust                      947       Debt
                                     Goldman Sachs Group, Inc.                              1,243       Debt
                                     J.P. Morgan Chase Commercial Mortgage Securities       4,511       Debt
                                     Lehman Brothers Holdings, Inc.                         5,188       Debt
                                     Morgan Stanley Capital                                 2,004       Debt
                                     Bank of America Corp.                                 27,936       Debt
                                     Citigroup, Inc.                                        2,324       Debt
                                     Credit Suisse First Boston USA, Inc.                   1,304       Debt
                                     Merrill Lynch & Co., Inc.                                952       Debt
                                     UBS, AG                                                2,045     Equity
Putnam Growth: Voyager               Bank of America Corp.                                  1,963       Debt
Real Estate                          None
Small & Mid Cap Value                State Street Bank & Trust Co.                         16,401       Debt
Small Company Value                  None
SunAmerica Balanced                  Goldman Sachs Group, Inc.                              1,822     Equity
                                     State Street Bank & Trust Co.                         18,088       Debt
                                     Morgan Stanley                                           179       Debt
Technology                           State Street Bank & Trust Co.                            637       Debt
Telecom Utility                      State Street Bank & Trust Co.                          1,621       Debt
Worldwide High Income                State Street Bank & Trust Co.                          2,054       Debt
                                     Citigroup Global Markets                               1,721       Debt

     The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

     If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

     It is possible that a Portfolio's holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

                              FINANCIAL STATEMENTS

     The Trust's audited financial statements with respect to the fiscal year ended January 31, 2006 are incorporated into this Statement of Additional Information by reference to its 2006 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                               GENERAL INFORMATION

CUSTODIAN. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1201 Louisiana Street, Houston, Texas 77002-5678, is the Trust's independent registered public accounting firm. PricewaterhouseCoopers LLP, performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 has been selected as legal counsel to the Trust.

REPORTS TO SHAREHOLDERS. Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

     The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

     The Trust makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

     In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio's top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

     Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

     The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios' participants and the Portfolios' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios' operation or useful to the Portfolios' participants without compromising the integrity or performance of the Portfolios.

     At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

     - Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

     - PricewaterhouseCoopers, LLP ("PwC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.

     - State Street Bank & Trust Company ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

     - Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.


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     -    Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

     - Standard & Poors ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

     - Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

     - Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a few days of its receipt.

     - Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

     - Investment Company Institute ("ICI"). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

     - Plexus Group. SSB&T provides purchase and sale information with respect to the Portfolios' equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. AIG SAAMCo's contract with Plexus includes a confidentiality clause.

     - Institutional Shareholders Services ("ISS"). ISS downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. AIG SAAMCo's contract with IRRC includes confidentiality disclosure.

PROXY VOTING POLICIES AND PROCEDURES

     Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust's investment adviser, AIG SAAMCo. The policies and


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procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders. Except as otherwise described below regarding case-by-case voting matters, neither AIG SAAMCo nor any Manager has discretion concerning proxy voting decisions.

     The Trust has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with recordkeeping of proxy votes.

     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's portfolio manager is dissatisfied with a company's management, the Trust typically will sell the holding.

     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee generally will rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of AIG SAAMCo and/or the subadviser of a Portfolio or other sources. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.

     Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

     -    Vote with management recommendations on most corporate matters;

     - Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

          Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank checks" preferred stock);

     - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     -    Vote against most shareholder proposals;

     - Abstain from voting on social responsibility or environmental matters, unless the portfolio's objective is directly related to the social or environmental matter in question;

     -    Not vote proxies for passively managed portfolios(1); and

     -    Vote on a case-by-case basis on equity compensation plans.

     Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third-party.

----------
(1) The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.


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     However, if a situation arises where a vote presents a conflict between the interests of a Trust's shareholders and the interests of AIG SAAMCo, the Trust's, or one of AIG SAAMCo's affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Trustee who is not an "interested" person, as the term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.

     Proxy Voting Records. The ISS will maintain records of voting decisions for each vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

REGISTRATION STATEMENT. A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.


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

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.


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     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well established industries;

     -    High rates of return on funds employed;

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


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     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is


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largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


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DESCRIPTION OF DUFF & PHELPS' CORPORATE DEBT RATINGS

     Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF DUFF & PHELPS RATING CO.'S COMMERCIAL PAPER RATINGS

     Duff & Phelps Rating Co. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

     Duff 1+ Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Duff 3 Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Duff 5    Default.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S CORPORATE DEBT RATINGS

     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S COMMERCIAL PAPER RATINGS

     Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS


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     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA." categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-L."

     A Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR   Indicates that Fitch does not rate the specific issue.

     CONDITIONAL. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     SUSPENDED. A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     WITHDRAWN. A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.

     FITCHALERT. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating


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     change and the likely direction of such change. These are designated as
     "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C    Bonds are in imminent default in payment of interest or principal.

     DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely

     DD speculative and should be valued on the basis of their ultimate recovery value in liquidation

     D or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


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FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-I+."

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-I +" and "F-I" ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D Default. Issues assigned this rating are in actual or imminent payment default.

     LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


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